UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02687
Name of Registrant:	Vanguard Municipal Bond Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2014 – October 31, 2015
Item 1: Reports to Shareholders

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Tax-Exempt Money Market Fund	8
Short-Term Tax-Exempt Fund	33
Limited-Term Tax-Exempt Fund	41
Intermediate-Term Tax-Exempt Fund	49
Long-Term Tax-Exempt Fund	57
High-Yield Tax-Exempt Fund	65
About Your Fund’s Expenses	75
Glossary	77

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails.
At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yields[1]	Yields[2]	Returns	Returns	Returns
Vanguard Tax-Exempt Money Market Fund	0.01%	0.02%	0.01%	0.00%	0.01%
Tax-Exempt Money Market Funds Average[3]					0.01

Vanguard Short-Term Tax-Exempt Fund
Investor Shares	0.30%	0.53%	0.70%	-0.19%	0.51%
Admiral™ Shares [4]	0.43	0.76	0.78	-0.19	0.59
Barclays 1 Year Municipal Bond Index					0.76
1–2 Year Municipal Funds Average[3]					0.17

Vanguard Limited-Term Tax-Exempt Fund
Investor Shares	0.75%	1.33%	1.51%	-0.36%	1.15%
Admiral Shares [4]	0.86	1.52	1.59	-0.36	1.23
Barclays 1–5 Year Municipal Bond Index					1.39
1–5 Year Municipal Funds Average[3]					0.56

Vanguard Intermediate-Term Tax-Exempt Fund
Investor Shares	1.58%	2.79%	2.93%	-0.49%	2.44%
Admiral Shares [4]	1.66	2.93	3.02	-0.49	2.53
Barclays 1–15 Year Municipal Bond Index					2.46
Intermediate Municipal Funds Average[3]					1.37

Vanguard Long-Term Tax-Exempt Fund
Investor Shares	2.26%	3.99%	3.73%	-0.54%	3.19%
Admiral Shares [4]	2.34	4.13	3.81	-0.54	3.27
Barclays Municipal Bond Index					2.87
General & Insured Municipal Debt Funds Average[3]					2.48

Vanguard High-Yield Tax-Exempt Fund
Investor Shares	2.71%	4.79%	3.74%	-0.27%	3.47%
Admiral Shares [4]	2.79	4.93	3.83	-0.27	3.56
Barclays Municipal Bond Index					2.87
General & Insured Municipal Debt Funds Average[3]					2.48

1 7-day SEC yield for the Tax-Exempt Money Market Fund; 30-day SEC yield for the other funds.
2 This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of 43.4%. State and local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

1

Chairman’s Letter

Dear Shareholder,

The broad U.S. municipal bond market performed well for the 12 months ended October 31, 2015, a relatively uneventful period compared with some recent years. Its nearly 3% return was almost a full percentage point higher than that of the broad taxable bond market.

Vanguard Tax-Exempt Money Market Fund returned 0.01%, constrained by the Federal Reserve’s near-zero policy for short-term interest rates. Returns for the five tax-exempt bond funds discussed in this report ranged from about half a percentage point for Vanguard Short-Term Tax-Exempt Fund to more than 3% for Vanguard Long-Term Tax-Exempt Fund and Vanguard High-Yield Tax-Exempt Fund. (Returns and yields cited in this report are for Investor Shares unless otherwise noted.)

Interest income was the main driver of the bond funds’ returns, in contrast to the prior fiscal year. As interest rates edged modestly higher across most maturities, the funds’ capital returns were negative—trimming about half a percentage point, for example, from results for both the Long-Term Fund and Vanguard Intermediate-Term Tax-Exempt Fund. (Bond prices and yields move in opposite directions.)

The Long-Term and High-Yield Funds outpaced their broad benchmark index. The Intermediate-Term Fund performed in line with its benchmark, and the Short-Term and Limited-Term Funds modestly lagged theirs. All five bond funds outperformed the average returns of their peer groups.

Bond yields experienced some ups and downs, driven by supply and demand factors as well as waxing and waning expectations that the Fed would begin to raise short-term rates. But yields ended the fiscal year below their interim highs. For example, the Short-Term Fund’s 30-day SEC yield rose from 0.28% last October to 0.52% on June 30 before settling back to 0.30% at the end of the period. As you review the yields shown in the table on page 1, keep in mind that although returns can be volatile in the short run, the SEC yield at the time of purchase tends to be a good approximation of investor returns over longer periods.

Please note that the funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of October 31, only the Tax-Exempt Money Market Fund and the High-Yield Tax-Exempt Fund owned securities that would generate income distributions subject to the AMT.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2015
	One Year	Three Years	Five Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

CPI
Consumer Price Index	0.17%	0.93%	1.69%

2

Before moving on to the markets, I want to update you on Vanguard’s response to the Securities and Exchange Commission’s new money market rules that fund sponsors must adopt by October 2016. In June, Vanguard announced plans that preserve our money market funds as a cash management option with a stable price for both individual and institutional funds.

Most notably, we plan to designate the national tax-exempt money market fund that’s included in this report—along with our five state-specific tax-exempt money market funds—as retail funds. This means that individual investors will continue to have access to these funds at a stable net asset value of $1 per share.

The search for a safe haven gave bonds a bit of a boost

The broad U.S. taxable bond market returned 1.96% for the fiscal year, benefiting from investors’ desire for safe-haven assets during periods of stock market volatility. The yield of the 10-year Treasury note ended October at 2.17%, down from 2.31% a year earlier.

Bond markets went through periods of heightened volatility, as uncertainty about when the Fed might begin raising rates weighed on investor sentiment at times. Other contributors to a sometimes bumpy ride included the unsteady pace of growth at home and abroad, disinflationary pressures from the drop in the prices of oil and other commodities, the strength of the U.S. dollar, and seemingly stretched stock market valuations.

The Fed’s 0%–0.25% target for short-term interest rates continued to constrain returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned about –7%, held back by the dollar’s strength against many foreign currencies. Without this currency effect, international bond returns were positive.

The U.S. stock market fluctuated on its way to modest returns

The broad U.S. stock market returned more than 4% for the period. Fears surfaced in late summer that slower economic growth in China would spread across the globe. A sharp drop in August erased the markets’ earlier gains, and stocks slid further in September.

In October, however, stocks staged a robust rally as the Fed kept short-term rates at historical lows. Central banks in Europe and Asia signaled or enacted more stimulus measures to counter sluggish growth and low inflation. Corporate earnings, while lower than in recent years, mostly exceeded expectations.

The broad international stock market returned about –4% for U.S. investors, as the dollar’s strength weighed on local-market returns. Returns for the developed markets of the Pacific region and Europe were essentially flat. Stocks tumbled in emerging markets, where the concerns about China seemed to weigh most heavily.

Demand for munis was strong despite some headline concerns

U.S. Treasury bonds establish the level of risk-free interest rates, and taxable and tax-exempt bonds trade in relationship to comparable-maturity Treasury rates. (And, as I noted in my last letter, because of municipal bonds’ tax-exempt status, their interest rates typically also reflect tax rates; this relationship is dynamic.) In some recent years, the relationship between the bellwether 10-year Treasury note and its tax-exempt counterpart has undergone notable shifts. But by the end of the fiscal year, that relationship was nearly unchanged from where it began, despite some minor moves during the period.

Supply and demand also play a key role in municipal bond performance. Investors digested a significant year-over-year increase in bond issuance in the first half of the fiscal year and a much smaller increase in the second half. Demand was strong not only from traditional buyers in higher income tax brackets but also from nontraditional buyers such as banks and insurance companies.

Broadly, investors looked beyond the well-publicized fiscal challenges faced by Illinois and Puerto Rico to the generally stable-to-improving creditworthiness of the vast majority of municipal borrowers. Municipals benefited from some of the safe-haven demand that helped Treasury bonds amid concerns about Greece and the slower growth in China. The U.S.

Expense Ratios[1]
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average[2]
Tax-Exempt Money Market Fund	0.16%	—	0.13%
Short-Term Tax-Exempt Fund	0.20	0.12%	0.60
Limited-Term Tax-Exempt Fund	0.20	0.12	0.68
Intermediate-Term Tax-Exempt Fund	0.20	0.12	0.82
Long-Term Tax-Exempt Fund	0.20	0.12	0.95
High-Yield Tax-Exempt Fund	0.20	0.12	0.95

1 The fund expense ratios shown are from the prospectus dated February 24, 2015, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2015, expense ratios were: for the Tax-Exempt Money Market Fund, 0.07%; for the Short-Term Tax-Exempt
Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; for the Limited-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12%
for Admiral Shares; for the Intermediate-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; for the Long-Term
Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Tax-Exempt Fund, 0.20% for Investor Shares
and 0.12% for Admiral Shares. The expense ratio for the Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses
(described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.15%.
2 Peer groups are: for the Tax-Exempt Money Market Fund, Tax-Exempt Money Market Funds; for the Short-Term Tax-Exempt Fund, 1–2 Year
Municipal Funds; for the Limited-Term Tax-Exempt Fund, 1–5 Year Municipal Funds; for the Intermediate-Term Tax-Exempt Fund, Intermediate
Municipal Funds; for the Long-Term Tax-Exempt Fund and High-Yield Tax-Exempt Fund, General & Insured Municipal Debt Funds. Peer-group values are derived from data provided by Lipper. a Thomson Reuters Company, and capture information through year-end 2014.

3

economy’s more robust growth in the second calendar quarter, a positive sign for tax revenues, also lifted muni demand.

This favorable overall environment, and investors’ continued search for the higher yields offered by longer-maturity and lower-quality bonds, helped make the Long-Term and High-Yield Funds the best performers—as they were a year ago.

Across all five bond funds, Vanguard Fixed Income Group, the funds’ advisor, pursued a similar strategy of underweighting the shorter end of the maturity spectrum, where interest rates were expected to rise. This preference for longer-term bonds, implemented consistent with each fund’s investment mandate, again proved rewarding. So did holdings of premium callable bonds, which typically trade at prices that compensate holders for the risk that the bonds might be redeemed before maturity.

For more information about the advisor’s approach and the funds’ positioning during the fiscal year, please see the Advisor’s Report that follows this letter.

Long-term results were supported by discipline and credit research

Although the most recent fiscal year was relatively calm for the broad municipal bond market, that hasn’t been the case over the past decade. There have been a small number of widely publicized bankruptcies, including in Detroit, though that was resolved rather swiftly. And tax revenues shrank during the Great Recession and its aftermath, further straining already challenged borrowers.

Credit research: A key part of Vanguard’s investment process

When our funds buy a municipal bond, fund shareholders are lending money to a school district, turnpike authority, hospital, university, or other tax-exempt borrower. We expect those loans to be repaid. That’s why credit research is a pillar of our investment process and why our credit analysts work closely with our portfolio managers and traders.

Our credit team conducts an objective, thorough, and independent analysis of each issuer’s overall creditworthiness. This quantitative and qualitative approach may include testing the sensitivity of projected cash flows, analyzing demographic and economic drivers, negotiating legal covenants, meeting with the issuer’s officials, and, of course, digging into financial statements.

Credit analysts look to identify opportunities or problems among any bonds we own or are considering. Their informed opinions help us understand and manage risk, sidestep troubled issuers, and uncover value.

Our senior municipal credit analysts average more than 23 years of industry experience and more than 10 years at Vanguard. This experience, along with stability in our team structure, helps ensure consistency in credit exposure and risk management across funds with similar objectives.

Total Returns
Ten Years Ended October 31, 2015
Average Annual
Return
Tax-Exempt Money Market Fund	1.03%
Tax-Exempt Money Market Funds Average[1]	0.79

Short-Term Tax-Exempt Fund Investor Shares	1.98%
Barclays 1 Year Municipal Bond Index	2.16
1–2 Year Municipal Funds Average[1]	0.72

Limited-Term Tax-Exempt Fund Investor Shares	2.75%
Barclays 1–5 Year Municipal Bond Index	3.25
1–5 Year Municipal Funds Average[1]	2.11

Intermediate-Term Tax-Exempt Fund Investor Shares	4.35%
Barclays 1–15 Year Municipal Bond Index	4.46
Intermediate Municipal Funds Average[1]	3.65

Long-Term Tax-Exempt Fund Investor Shares	4.74%
Barclays Municipal Bond Index	4.74
General & Insured Municipal Debt Funds Average[1]	4.03

High-Yield Tax-Exempt Fund Investor Shares	4.90%
Barclays Municipal Bond Index	4.74
General & Insured Municipal Debt Funds Average[1]	4.03
1 Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

4

Through it all, the Vanguard Municipal Bond Funds have benefited from the expertise and experience of our team of independent credit analysts, who work closely with the entire portfolio management team. (For more on the credit team, see the insight box on page 4.)

For the ten years ended October 31, the bond funds’ average annual returns ranged from almost 2% for the Short-Term Fund to almost 5% for the Long-Term and High-Yield Funds. The Money Market Fund’s average annual return was about 1%. Three of the funds trailed their benchmarks, but all five outperformed their peer-group averages.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/ research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 12, 2015

Your Fund’s Performance at a Glance
October 31, 2014–October 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Tax-Exempt Money Market Fund	$1.00	$1.00	$0.000	$0.000
Vanguard Short-Term Tax-Exempt Fund
Investor Shares	$15.86	$15.83	$0.110	$0.000
Admiral Shares	15.86	15.83	0.123	0.000
Vanguard Limited-Term Tax-Exempt Fund
Investor Shares	$11.08	$11.04	$0.166	$0.000
Admiral Shares	11.08	11.04	0.175	0.000
Vanguard Intermediate-Term Tax-Exempt Fund
Investor Shares	$14.26	$14.19	$0.413	$0.000
Admiral Shares	14.26	14.19	0.425	0.000
Vanguard Long-Term Tax-Exempt Fund
Investor Shares	$11.73	$11.64	$0.430	$0.027
Admiral Shares	11.73	11.64	0.439	0.027
Vanguard High-Yield Tax-Exempt Fund
Investor Shares	$11.23	$11.20	$0.414	$0.000
Admiral Shares	11.23	11.20	0.423	0.000

5

Advisor’s Report

For the 12 months ended October 31, 2015, the Vanguard Municipal Bond Funds posted returns that ranged from 0.51% for the Investor Shares of the Short-Term Tax-Exempt Fund to 3.56% for the Admiral Shares of the High-Yield Tax-Exempt Fund. The Long-Term and High-Yield Funds outpaced their benchmark (the Barclays Municipal Bond Index), and the Intermediate-Term Fund was in line with its benchmark. Returns of the Short-Term and Limited-Term Funds were close to those of their benchmarks. All five bond funds outperformed the average returns of their peer groups. The Tax-Exempt Money Market Fund returned 0.01% as the Federal Reserve kept short-term interest rates near zero.

The investment environment

When the fiscal year began, the Fed had just wrapped up its multiyear stimulative bond-buying program. Attention turned to when it would begin to raise rates. That remained a key focus of investors globally, in both the bond and stock markets, throughout the period.

Because the Fed made clear that its decision on when to raise rates would depend on the health of the economy, investors closely followed reports on job growth, unemployment, gross domestic product (GDP), inflation, and other indicators. Interest rates, especially for shorter-maturity bonds, rose and fell in response to the relative strength of the data.

The trend in GDP was mostly positive. Growth was anemic in the first calendar quarter of 2015, in part because of another harsh winter, a West Coast port strike, lower oil prices, and a stronger dollar.

In the second quarter, growth accelerated at a rate approaching 4%, then it cooled off again in the third quarter. Job growth was generally strong. And the national unemployment rate fell over the performance period from 5.7% to 5.0%—a level not seen since April 2008.

But growth outside the United States was spotty. The euro zone as a whole seemed to be gaining traction, apart from some well-publicized challenges such as those in Greece. China, meanwhile, has been resetting expectations for lower growth, and that has had ripple effects across the globe, especially among other emerging markets. This contributed to the Fed’s decision to hold the line.

In late October, the Fed seemed to signal that a December rate increase was still on the table. It also removed cautionary language about the risks to the U.S. economy from global financial and economic developments. The yield of the 10-year U.S. Treasury bond then rose, closing out the fiscal year at 2.17%—still below the 2.31% rate at which it started.

The municipal bond market began the fiscal year at what we felt were appropriate valuation levels, after an exceptional rally.

Yields of Municipal Bonds
(AAA-Rated General-Obligation Issues)
	October 31,	October 31,
Maturity	2014	2015
2 years	0.36%	0.54%
5 years	1.12	1.17
10 years	2.07	2.04
30 years	3.01	3.07
Source: Vanguard.

Tax-exempt yields drifted up and down during the period to generally end a bit above where they started, as you can see in the table below.

Leading up to the fiscal year, municipal bond issuance had been relatively light as borrowers focused more on imposing budget austerity than undertaking major new projects. In the first half of the period, the volume of financings rose notably, driven primarily by the refunding of existing issues, and bond prices softened as issuers needed to offer higher yields to attract buyers. For the period as a whole, however, the net new supply of bonds increased only modestly.

Total state tax revenue grew nearly 7% in the second calendar quarter of 2015 (the latest data reported by the Rockefeller Institute of Government). This helped support demand for tax-exempt bonds, as investors saw revenue growth as an indication of stable credit quality across the broad muni market.

There were some exceptions, of course. For example, major rating agencies downgraded the general obligation bonds of both Illinois and Chicago because of concerns about pension funding and other liabilities. And Puerto Rico’s governor announced in June that the territory would not be able to pay off all its debt; negotiations to restructure its obligations have begun, and we expect this process to be long. But for the most part, investors viewed these fiscal challenges as isolated events.

Management of the funds

At Vanguard, we strive to add value through a diversified mix of strategies—primarily, duration and yield-curve positioning, credit-quality decisions, and security selection. We don’t try to hit home runs, preferring to consistently hit singles and doubles. Risk management is key in our investment processes. And we collaborate closely with Vanguard’s

6

experienced team of credit analysts. They perform an objective, thorough, and independent analysis of the overall creditworthiness of every issuer whose bonds we own or are considering buying.

We made no significant shifts during the period in the funds’ portfolio strategy or positioning. In a relatively range-bound environment for bond yields and credit spreads, we knew that picking up additional yield would be a source of outperformance. To do this, we started and ended with a tilt toward lower-quality (for example, bonds rated single-A) and/or longer-maturity bonds compared with the credit and maturity profiles of the funds’ benchmarks. This strategy was also part of our defensive posture while awaiting the Fed’s first move.

For example, the Limited-Term Fund’s allocation to bonds with a stated maturity of more than five years was about double that of its benchmark (the Barclays 1–5 Year Municipal Bond Index). This strategy served us well.

In the Long-Term Fund, we added value by holding premium callable bonds, which performed well. Because these bonds may be redeemed before maturity, exposing investors to reinvestment risk, they offer attractive yields and favorable total return potential across many interest rate scenarios. Across our funds, we were also highly selective among general obligation bonds, instead favoring revenue bonds that have more identifiable cash-flow streams to service the debt.

A look ahead

Munis still appear attractive compared with other U.S. fixed income options. Compared with taxable Treasuries, 10-year tax-exempt bonds are generally trading slightly below their five-year average of about 97%.

Although the U.S. economy’s growth rate slowed in the third calendar quarter, we believe it is on track to average about 2.5% or a bit higher in the coming year. Inflation should continue to be tempered by oil prices, which seem to have settled into a range far below their summer 2014 peak.

Apart from Fed policy, interest rates are likely to remain range-bound. We expect their floor to be set, at least in part, by the strength of the U.S. economy. The cap will be determined by global conditions, including the relative strength of the dollar, slower growth overseas, and foreign central bank policies—which have driven down bond yields abroad.

As for the Fed’s interest-rate policy, there are two aspects to focus on: timing and level. Considering the most recent jobs report and Fed statements, the first tightening of the federal funds rate in nearly a decade seems likely to occur in December. Importantly, however, we believe that the Fed will be slow and deliberate in its subsequent moves to tighten and that rates over the next few years will be lower than historical levels. These expectations are already largely built into bond market prices.

As interest rates fell in recent years, we captured many opportunities for price appreciation. And we don’t see much scope for credit spreads to tighten significantly, nor do we expect them to widen back out. Given the macroeconomic environment and current muni and taxable bond valuation levels, we expect to keep seeking to add value through a combination of duration and maturity positioning, credit-quality profiles, and security selection.

We expect to continue holding above-average levels of liquidity in our funds so that we can take advantage of any dislocations in pricing that may arise as the much-anticipated rate increase approaches.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Pamela Wisehaupt Tynan, Principal,
Head of Municipal Money Market Funds

Mathew M. Kiselak, Principal,
Portfolio Manager

Marlin G. Brown, Portfolio Manager

James D’Arcy, CFA, Portfolio Manager

Vanguard Fixed Income Group

November 18, 2015

7

Tax-Exempt Money Market Fund

Fund Profile
As of October 31, 2015

Financial Attributes

Ticker Symbol	VMSXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.01%
Average Weighted Maturity	44 days

Largest Area Concentrations

New York	8.8%
Indiana	7.4
Texas	6.9
Illinois	4.7
Florida	4.3
New Jersey	3.9
Wisconsin	3.9
Missouri	3.2
California	3.1
Tennessee	2.8
Top Ten	49.0%

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P.
For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies.
An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC
Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated February 24, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratio was 0.07%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.15%.

8

Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: October 31, 2005–October 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Tax-Exempt Money Market Fund	0.01%	0.03%	1.03%	$11,084
Tax-Exempt Money Market Funds Average[1]	0.01	0.00	0.79	10,816

Fiscal-Year Total Returns (%): October 31, 2005–October 31, 2015

		Tax-Exempt
		Money Market
		Funds Average
Fiscal Year	Total Returns	Total Returns[1]
2006	3.26%	2.63%
2007	3.65	2.99
2008	2.63	2.03
2009	0.60	0.27
2010	0.14	0.00
2011	0.09	0.00
2012	0.04	0.00
2013	0.02	0.00
2014	0.01	0.01
2015	0.01	0.01
7-day SEC yield (10/31/2015): 0.01%

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Tax-Exempt Money Market	6/10/1980	0.01%	0.04%	1.06%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend information.

9

Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Tax-Exempt Municipal Bonds (98.7%)
Alabama (0.1%)
1 Alabama Public School & College Authority Capital Improvement Revenue TOB VRDO	0.010%	11/6/15		16,005	16,005
University of Alabama at Birmingham Hospital Revenue VRDO	0.010%	11/6/15	LOC	9,750	9,750
					25,755
Alaska (0.8%)
Alaska Housing Finance Corp. Home Mortgage Revenue VRDO	0.010%	11/6/15		15,200	15,200
Alaska Housing Finance Corp. Home Mortgage Revenue VRDO	0.010%	11/6/15		75,855	75,855
Alaska Student Loan Corp. Education Loan Revenue VRDO	0.040%	11/6/15	LOC	25,855	25,855
Matanuska-Susitna Borough AK GO	1.500%	11/1/15		1,495	1,495
Matanuska-Susitna Borough AK GO	2.000%	2/1/16		3,400	3,415
2 North Slope Borough AK GO	2.000%	6/30/16		10,000	10,115
					131,935
Arizona (1.1%)
1 Arizona Health Facilities Authority Revenue (Banner Health) TOB VRDO	0.020%	11/6/15		21,000	21,000
1 Arizona Health Facilities Authority Revenue (Banner Health) TOB VRDO	0.040%	11/6/15		9,995	9,995
Arizona Health Facilities Authority Revenue (Banner Health) VRDO	0.010%	11/6/15	LOC	9,580	9,580
Arizona Health Facilities Authority Revenue (Banner Health) VRDO	0.010%	11/6/15	LOC	9,965	9,965
Arizona Health Facilities Authority Revenue (Banner Health) VRDO	0.010%	11/6/15	LOC	65,780	65,780
1 Arizona Transportation Board Highway Revenue TOB VRDO	0.020%	11/6/15		7,260	7,260
1 Maricopa County AZ Public Finance Corp. Lease Revenue TOB VRDO	0.030%	11/6/15		12,100	12,100
1 Mesa AZ Utility System Revenue TOB VRDO	0.020%	11/6/15		6,500	6,500
1 Phoenix AZ Civic Improvement Corp. Airport Revenue TOB VRDO	0.110%	11/6/15		1,000	1,000
1 Phoenix AZ Civic Improvement Corp. Wastewater System Revenue TOB VRDO	0.020%	11/6/15	LOC	20,175	20,175
1 Phoenix AZ Civic Improvement Corp. Water System Revenue TOB VRDO	0.020%	11/6/15		4,995	4,995
1 Salt River Project Arizona Agricultural Improvement & Power District Revenue TOB VRDO	0.010%	11/6/15		4,000	4,000
1 Salt River Project Arizona Agricultural Improvement & Power District Revenue TOB VRDO	0.020%	11/6/15		13,065	13,065
1 Tempe AZ Union High School District No. 213 GO TOB VRDO	0.010%	11/6/15		6,840	6,840
1 University of Arizona Revenue TOB VRDO	0.020%	11/6/15		3,300	3,300
					195,555
California (3.1%)
1 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) TOB VRDO	0.020%	11/6/15		5,570	5,570
California Education Notes Program TRAN	2.000%	6/30/16		10,000	10,111
1 California Educational Facilities Authority Revenue (University of Southern California)
TOB VRDO	0.010%	11/6/15		20,000	20,000
1 California Educational Facilities Authority Revenue (University of Southern California)
TOB VRDO	0.020%	11/6/15		5,050	5,050
California GO VRDO	0.010%	11/6/15	LOC	11,150	11,150
1 California Health Facilities Financing Authority Revenue (Kaiser Foundation Hospitals)
TOB VRDO	0.020%	11/6/15	LOC	4,400	4,400
3 California Health Facilities Financing Authority Revenue (Memorial Health Services) PUT	0.210%	5/27/16		14,000	14,000
1 California Health Facilities Financing Authority Revenue (Sutter Health) TOB VRDO	0.020%	11/6/15		5,000	5,000
1 California Health Facilities Financing Authority Revenue (Sutter Health) TOB VRDO	0.020%	11/6/15		3,660	3,660
1 California Health Facilities Financing Authority Revenue (Sutter Health) TOB VRDO	0.020%	11/6/15		24,175	24,175
California Housing Finance Agency Home Mortgage Revenue VRDO	0.010%	11/6/15	LOC	3,700	3,700
California Housing Finance Agency Home Mortgage Revenue VRDO	0.010%	11/6/15	LOC	8,815	8,815
California School Cash Reserve Program Authority Revenue	2.000%	6/30/16		6,650	6,723
California School Cash Reserve Program Authority Revenue	2.000%	6/30/16		13,725	13,877
1 California Statewide Communities Development Authority Revenue (Sutter Health) TOB VRDO	0.020%	11/6/15		5,545	5,545
Desert Sands CA Unified School District GO	2.000%	8/1/16		2,750	2,784
3 Eastern California Municipal Water District Water & Sewer Revenue PUT	0.050%	5/5/16		8,750	8,750
1 Foothill-De Anza CA Community College District GO TOB VRDO	0.020%	11/6/15		7,500	7,500
3 Irvine CA Ranch Water District Revenue PUT	0.040%	3/15/16		8,300	8,300
3 Irvine CA Ranch Water District Revenue PUT	0.040%	3/15/16		4,400	4,400
1 Los Angeles CA Department of Water & Power Revenue TOB VRDO	0.020%	11/6/15		17,500	17,500
Los Angeles CA TRAN	2.000%	6/30/16		32,165	32,522

10

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Los Angeles CA Unified School District GO	4.750%	7/1/16	(Prere.)	6,200	6,381
Los Angeles County CA TRAN	5.000%	6/30/16		100,000	103,106
1 Metropolitan Water District of Southern California Revenue TOB VRDO	0.020%	11/6/15		17,125	17,125
1 Nuveen California Dividend Advantage Municipal Fund VRDP VRDO	0.080%	11/6/15	LOC	8,500	8,500
1 Nuveen California Dividend Advantage Municipal Fund VRDP VRDO	0.090%	11/6/15	LOC	20,000	20,000
1 Regents of the University of California Revenue TOB VRDO	0.020%	11/6/15		7,600	7,600
1 Regents of the University of California Revenue TOB VRDO	0.020%	11/6/15		15,200	15,200
San Diego CA Unified School District GO	2.000%	6/30/16		25,000	25,285
1 San Mateo County CA Community College District GO TOB VRDO	0.020%	11/6/15		8,810	8,810
1 Sweetwater CA Unified School District GO TOB VRDO	0.030%	11/6/15	(13)	13,600	13,600
University of California Revenue VRDO	0.020%	11/6/15		79,800	79,800
1 West Valley-Mission Community College District GO TOB VRDO	0.020%	11/6/15		8,500	8,500
					537,439
Colorado (2.4%)
1 Board of Governors of the Colorado State University System Enterprise Revenue TOB VRDO	0.010%	11/6/15	LOC	21,995	21,995
Castle Rock CO COP VRDO	0.040%	11/6/15	LOC	36,965	36,965
Colorado (UCDHSC Fitzsimons Academic Projects) COP	5.250%	11/1/15	(Prere.)	2,600	2,600
Colorado General Fund Revenue	1.750%	6/28/16		50,000	50,480
Colorado Health Facilities Authority Revenue
(Sisters of Charity of Leavenworth Health System) TOB VRDO	0.020%	11/6/15		13,635	13,635
Colorado Health Facilities Authority Revenue
(Sisters of Charity of Leavenworth Health System) TOB VRDO	0.020%	11/6/15		6,000	6,000
1 Colorado Health Facilities Authority Revenue
(Sisters of Charity of Leavenworth Health System) TOB VRDO	0.020%	11/6/15		12,700	12,700
1 Colorado Health Facilities Authority Revenue
(Sisters of Charity of Leavenworth Health System) TOB VRDO	0.020%	11/6/15		7,175	7,175
Colorado Health Facilities Authority Revenue
(Sisters of Charity of Leavenworth Health System) VRDO	0.030%	11/6/15		13,300	13,300
Colorado Housing & Finance Authority Multi-Family Mortgage Revenue VRDO	0.010%	11/6/15		21,305	21,305
Colorado Housing & Finance Authority Multi-Family Mortgage Revenue VRDO	0.010%	11/6/15		15,800	15,800
Colorado Housing & Finance Authority Multi-Family Mortgage Revenue VRDO	0.020%	11/6/15		31,510	31,510
Colorado Housing & Finance Authority Multi-Family Mortgage Revenue VRDO	0.020%	11/6/15		3,945	3,945
Colorado Housing & Finance Authority Single Family Mortgage Revenue VRDO	0.010%	11/6/15		20,045	20,045
Colorado Housing & Finance Authority Single Family Mortgage Revenue VRDO	0.010%	11/6/15		5,400	5,400
Colorado Housing & Finance Authority Single Family Mortgage Revenue VRDO	0.020%	11/6/15		5,965	5,965
Colorado Housing & Finance Authority Single Family Mortgage Revenue VRDO	0.020%	11/6/15		10,400	10,400
Colorado Housing & Finance Authority Single Family Mortgage Revenue VRDO	0.020%	11/6/15		10,200	10,200
Colorado Housing & Finance Authority Single Family Mortgage Revenue VRDO	0.020%	11/6/15		25,540	25,540
Colorado Housing & Finance Authority Single Family Mortgage Revenue VRDO	0.030%	11/6/15		15,000	15,000
1 Colorado Regional Transportation District Sales Tax Revenue TOB VRDO	0.020%	11/6/15		11,140	11,140
Colorado Springs CO Revenue (Fine Arts Center Project) VRDO	0.070%	11/6/15	LOC	4,420	4,420
Colorado Springs CO Utility System Revenue VRDO	0.010%	11/6/15		12,400	12,400
Colorado Springs CO Utility System Revenue VRDO	0.020%	11/6/15		9,075	9,075
1 Denver CO City & County Airport Revenue TOB VRDO	0.040%	11/6/15	LOC	25,000	25,000
3 University of Colorado Hospital Authority Revenue PUT	0.190%	5/27/16		13,000	13,000
					404,995
Connecticut (1.1%)
Connecticut GO	1.500%	11/15/15		15,000	15,008
3 Connecticut GO	0.050%	1/1/16		4,500	4,500
1 Connecticut GO TOB VRDO	0.020%	11/6/15		2,000	2,000
1 Connecticut Health & Educational Facilities Authority Revenue (Yale University) TOB VRDO	0.040%	11/6/15		10,335	10,335
Connecticut Housing Finance Authority Revenue Housing Mortgage Finance Program VRDO	0.020%	11/6/15		28,440	28,440
Greenwich CT BAN	1.250%	1/21/16		10,000	10,023
Greenwich CT BAN	5.000%	1/21/16		40,000	40,426
Hartford County CT Metropolitan District BAN	1.250%	3/18/16		81,500	81,822
					192,554
Delaware (0.0%)
1 Delaware Housing Authority Single Family Mortgage Revenue TOB VRDO	0.280%	11/6/15		1,140	1,140

District of Columbia (0.9%)
1 District of Columbia GO TOB VRDO	0.010%	11/6/15	LOC	22,695	22,695
District of Columbia Hospital Revenue (Children’s Hospital Obligated Group)	5.000%	7/15/16		6,480	6,690
District of Columbia Housing Finance Agency Multifamily Housing Revenue
(Edgewood Terrace I) PUT	0.280%	12/1/15		7,190	7,190
1 District of Columbia Income Tax Revenue TOB VRDO	0.010%	11/6/15		7,855	7,855
1 District of Columbia Income Tax Revenue TOB VRDO	0.020%	11/6/15		9,995	9,995
District of Columbia Revenue (American University) VRDO	0.010%	11/6/15	LOC	10,000	10,000
District of Columbia Revenue (Georgetown University) VRDO	0.010%	11/6/15	LOC	32,000	32,000
1 District of Columbia Water & Sewer Authority Public Utility Revenue TOB VRDO	0.020%	11/6/15		9,500	9,500

11

Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
1	District of Columbia Water & Sewer Authority Public Utility Revenue TOB VRDO	0.020%	11/6/15		6,190	6,190
1	District of Columbia Water & Sewer Authority Public Utility Revenue TOB VRDO	0.020%	11/6/15	LOC	6,000	6,000
1	District of Columbia Water & Sewer Authority Public Utility Revenue TOB VRDO	0.030%	11/6/15		11,870	11,870
	District of Columbia Water & Sewer Authority Public Utility Revenue VRDO	0.010%	11/6/15		10,000	10,000
	District of Columbia Water & Sewer Authority Public Utility Revenue VRDO	0.010%	11/6/15		12,125	12,125
						152,110
Florida (4.3%)
1	Broward County FL GO TOB VRDO	0.010%	11/6/15		10,725	10,725
1	Broward County FL School Board COP TOB VRDO	0.030%	11/6/15	LOC	34,200	34,200
	Broward County FL School District TAN	0.750%	1/29/16		62,500	62,603
1	Broward County FL Water & Sewer Utility Revenue TOB VRDO	0.020%	11/6/15		5,660	5,660
1	Florida Board of Education Public Education Capital Outlay GO TOB VRDO	0.010%	11/6/15		12,680	12,680
1	Florida Board of Education Public Education Capital Outlay GO TOB VRDO	0.010%	11/6/15		6,265	6,265
1	Florida Board of Education Public Education Capital Outlay GO TOB VRDO	0.020%	11/6/15		9,000	9,000
1	Florida Department of Management Services COP TOB VRDO	0.020%	11/6/15		6,960	6,960
1	Florida Housing Finance Corp. Homeowner Mortgage Revenue TOB VRDO	0.080%	11/6/15		450	450
	Florida Hurricane Catastrophe Fund Finance Corp. Revenue	5.000%	7/1/16	(ETM)	20,145	20,772
	Florida Keys Aqueduct Authority Water Revenue VRDO	0.010%	11/6/15	LOC	28,350	28,350
1	Florida Ports Financing Commission Revenue TOB VRDO	0.080%	11/6/15		3,930	3,930
1	Greater Orlando Aviation Authority Florida Airport Facilities Revenue TOB VRDO	0.020%	11/6/15		12,000	12,000
	Jacksonville FL Electric Authority Electric System Revenue VRDO	0.010%	11/6/15		40,950	40,950
	Jacksonville FL Electric Authority Water & Sewer Revenue VRDO	0.010%	11/6/15		20,300	20,300
1	Jacksonville FL Special Revenue TOB VRDO	0.020%	11/6/15		3,900	3,900
1	Miami-County FL Transit Sales Surtax Revenue TOB VRDO	0.050%	11/6/15		7,600	7,600
[1,3]	Miami-Dade County FL Building Better Communities GO TOB PUT	0.100%	11/2/15	LOC	6,650	6,650
[1,3]	Miami-Dade County FL Building Better Communities GO TOB PUT	0.100%	1/4/16	LOC	14,400	14,400
[1,3]	Miami-Dade County FL Building Better Communities GO TOB PUT	0.100%	1/4/16	LOC	41,300	41,300
	Miami-Dade County FL Seaport Revenue VRDO	0.010%	11/6/15	LOC	70,000	70,000
	Miami-Dade County FL Special Obligation Revenue (Juvenile Courthouse Project) VRDO	0.010%	11/6/15	LOC	8,800	8,800
1	Miami-Dade County FL Transit Sales Surtax Revenue TOB VRDO	0.030%	11/6/15		26,700	26,700
	North Broward FL Hospital District Revenue VRDO	0.010%	11/6/15	LOC	78,690	78,690
	Orange County FL Health Facilities Authority Hospital Revenue
	(Orlando Regional Healthcare System) VRDO	0.020%	11/6/15	LOC	4,430	4,430
	Orange County FL Health Facilities Authority Revenue (Nemours Foundation Project) VRDO	0.010%	11/6/15	LOC	19,400	19,400
1	Orange County FL Housing Finance Authority Homeowner Revenue
	(Multi-County Program) TOB VRDO	0.080%	11/6/15		945	945
1	Orange County FL School Board COP TOB VRDO	0.030%	11/6/15		19,070	19,070
	Orlando FL Utility Commission Utility System Revenue VRDO	0.010%	11/6/15		12,755	12,755
1	Palm Beach County FL Public Improvement Revenue TOB VRDO	0.010%	11/6/15		8,230	8,230
	Palm Beach County FL Revenue (Children’s Home Society Project) VRDO	0.080%	11/6/15	LOC	10,810	10,810
	Palm Beach County FL Revenue (Community Foundation Palm Beach Project) VRDO	0.010%	11/6/15	LOC	3,600	3,600
1	Palm Beach County FL School Board COP TOB VRDO	0.050%	11/6/15		2,935	2,935
	Pinellas County FL School District TAN	2.000%	6/30/16		90,000	91,040
1	South Florida Water Management District COP TOB VRDO	0.020%	11/2/15		7,565	7,565
	Sunshine State Governmental Financing Commission Florida Revenue
	(Miami Dade County Program) VRDO	0.010%	11/6/15	LOC	15,180	15,180
1	Tampa Bay FL Water Utility System Revenue TOB VRDO	0.030%	11/6/15		6,730	6,730
						735,575
Georgia (2.2%)
	Atlanta GA Development Authority Revenue (Georgia Aquarium Inc. Project) VRDO	0.020%	11/6/15	LOC	21,045	21,045
1	Atlanta GA Water & Wastewater Revenue TOB VRDO	0.020%	11/6/15		23,865	23,865
	Cobb County GA Hospital Authority Revenue (Equipment Pool Project) VRDO	0.010%	11/6/15	LOC	6,600	6,600
	Cobb County GA Hospital Authority Revenue (Equipment Pool Project) VRDO	0.010%	11/6/15	LOC	25,000	25,000
1	DeKalb County GA Water & Sewer Revenue TOB VRDO	0.010%	11/6/15	LOC	26,125	26,125
1	DeKalb County GA Water & Sewer Revenue TOB VRDO	0.020%	11/6/15		11,990	11,990
1	Fulton County GA Development Authority Revenue (Piedmont Healthcare Inc. Project)
	TOB VRDO	0.020%	11/6/15		22,835	22,835
	Fulton County GA Development Authority Revenue (Shepherd Center Inc. Project) VRDO	0.020%	11/6/15	LOC	51,200	51,200
	Georgia GO	5.000%	2/1/16		2,500	2,530
	Georgia GO	5.000%	3/1/16	(Prere.)	22,615	22,976
1	Georgia GO TOB VRDO	0.040%	11/6/15		11,155	11,155
	Georgia Road & Tollway Authority Revenue	5.000%	3/1/16		3,670	3,728
1	Gwinnett County GA School District GO TOB VRDO	0.010%	11/6/15		12,055	12,055
3	Main Street Natural Gas Inc. Georgia Gas Project Revenue PUT	0.070%	2/1/16		65,290	65,290
1	Private Colleges & University Authority of Georgia Revenue (Emory University) TOB VRDO	0.010%	11/6/15		15,110	15,110
1	Private Colleges & University Authority of Georgia Revenue (Emory University) TOB VRDO	0.020%	11/6/15		5,635	5,635
	Private Colleges & University Authority of Georgia Revenue (Emory University) VRDO	0.010%	11/6/15		25,000	25,000
	Private Colleges & University Authority of Georgia Revenue (Emory University) VRDO	0.010%	11/6/15		28,400	28,400
						380,539

12

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Hawaii (0.6%)
3 Hawaii Department of Budget & Finance Revenue (Queens Health System) PUT	0.250%	5/27/16		20,105	20,105
3 Hawaii Department of Budget & Finance Revenue (Queens Health System) PUT	0.250%	5/27/16		43,350	43,350
Hawaii GO	5.000%	2/1/16		2,800	2,833
1 Honolulu HI City & County Wastewater System Revenue TOB VRDO	0.010%	11/6/15	LOC	16,125	16,125
1 University of Hawaii Revenue TOB VRDO	0.020%	11/6/15	(13)(1)	19,800	19,800
					102,213
Idaho (0.6%)
Idaho Building Authority Revenue (Prison Facilities Project) VRDO	0.010%	11/6/15		31,215	31,215
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.020%	11/6/15		5,715	5,715
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.020%	11/6/15		8,005	8,005
Idaho TAN	2.000%	6/30/16		60,000	60,677
					105,612
Illinois (4.7%)
Channahon IL Revenue (Morris Hospital) VRDO	0.010%	11/6/15	LOC	3,625	3,625
Channahon IL Revenue (Morris Hospital) VRDO	0.010%	11/6/15	LOC	4,675	4,675
1 Chicago IL Metropolitan Water Reclamation District GO TOB VRDO	0.010%	11/6/15		9,385	9,385
1 Chicago IL Metropolitan Water Reclamation District GO TOB VRDO	0.040%	11/6/15		12,000	12,000
Du Page & Will Counties IL Indian Prairie Community Unit School District GO	5.000%	6/30/16	(Prere.)	5,250	5,410
Illinois Development Finance Authority Revenue (American College of Surgeons) VRDO	0.040%	11/6/15	LOC	21,182	21,182
Illinois Development Finance Authority Revenue (McCormick Theological Seminary) VRDO	0.040%	11/6/15	LOC	17,935	17,935
Illinois Development Finance Authority Revenue
(Presbyterian Homes Two Arbor Lane Project) VRDO	0.010%	11/6/15	LOC	4,500	4,500
Illinois Educational Facilities Authority Revenue (Columbia College Chicago) VRDO	0.010%	11/6/15	LOC	14,900	14,900
1 Illinois Educational Facilities Authority Revenue (University of Chicago) TOB VRDO	0.130%	11/6/15		5,200	5,200
3 Illinois Finance Authority Revenue (Advocate Health Care Network) PUT	0.210%	5/27/16		6,500	6,500
1 Illinois Finance Authority Revenue (Advocate Health Care Network) TOB VRDO	0.020%	11/6/15		30,290	30,290
1 Illinois Finance Authority Revenue (Advocate Health Care Network) TOB VRDO	0.020%	11/6/15		2,250	2,250
Illinois Finance Authority Revenue (Advocate Health Care Network) VRDO	0.030%	11/6/15		61,640	61,640
Illinois Finance Authority Revenue (Bradley University) VRDO	0.020%	11/6/15	LOC	28,385	28,385
Illinois Finance Authority Revenue (Carle Foundation) VRDO	0.010%	11/6/15	LOC	16,000	16,000
1 Illinois Finance Authority Revenue (Central DuPage Health) TOB VRDO	0.020%	11/6/15		13,125	13,125
Illinois Finance Authority Revenue (Chicago Horticulture Project) VRDO	0.010%	11/6/15	LOC	21,000	21,000
Illinois Finance Authority Revenue (Evangelical Project) VRDO	0.010%	11/6/15	LOC	4,580	4,580
Illinois Finance Authority Revenue (Hospital Sister Services Inc.) CP	0.020%	11/16/15		17,000	17,000
1 Illinois Finance Authority Revenue (NorthShore University Health System) TOB VRDO	0.020%	11/6/15		4,375	4,375
1 Illinois Finance Authority Revenue (Northwestern Memorial Hospital) TOB VRDO	0.020%	11/6/15		6,000	6,000
Illinois Finance Authority Revenue (Northwestern Memorial Hospital) VRDO	0.010%	11/2/15		9,500	9,500
1 Illinois Finance Authority Revenue (Northwestern University) TOB VRDO	0.010%	11/6/15		8,165	8,165
Illinois Finance Authority Revenue (Northwestern University) VRDO	0.010%	11/6/15		42,000	42,000
Illinois Finance Authority Revenue (Northwestern University) VRDO	0.010%	11/6/15		93,300	93,300
Illinois Finance Authority Revenue (Rush University Medical Center) VRDO	0.010%	11/6/15	LOC	12,000	12,000
Illinois Finance Authority Revenue (Trinity International University) VRDO	0.020%	11/6/15	LOC	10,990	10,990
1 Illinois Finance Authority Revenue (University of Chicago Medical Center) TOB VRDO	0.040%	11/6/15		10,200	10,200
Illinois Finance Authority Revenue (University of Chicago) VRDO	0.010%	11/6/15		14,498	14,498
Illinois Finance Authority Revenue (University of Chicago) VRDO	0.010%	11/6/15		16,000	16,000
Illinois GO VRDO	0.010%	11/6/15	LOC	11,200	11,200
Illinois GO VRDO	0.010%	11/6/15	LOC	17,000	17,000
Illinois Health Facilities Authority Revenue (Elmhurst Memorial Hospital) VRDO	0.010%	11/6/15	LOC	17,100	17,100
Illinois Health Facilities Authority Revenue (Evanston Hospital Corp.) VRDO	0.010%	11/6/15		37,980	37,980
Illinois Health Facilities Authority Revenue (Ingalls Memorial Hospital) VRDO	0.010%	11/6/15	LOC	13,900	13,900
Illinois Housing Development Authority Revenue (Lakeshore Plaza) VRDO	0.010%	11/6/15		9,365	9,365
Illinois Housing Development Authority Revenue (Larkin Village) VRDO	0.020%	11/6/15		12,010	12,010
Illinois Toll Highway Authority Revenue	5.000%	7/1/16	(Prere.)	4,000	4,123
Illinois Toll Highway Authority Revenue VRDO	0.010%	11/6/15		35,400	35,400
Illinois Toll Highway Authority Revenue VRDO	0.020%	11/6/15		49,405	49,405
1 Illinois Toll Highway Authority Toll Highway Revenue TOB VRDO	0.020%	11/6/15		8,995	8,995
1 Illinois Toll Highway Authority Toll Highway Revenue TOB VRDO	0.020%	11/6/15		14,900	14,900
Illinois Toll Highway Authority Toll Highway Revenue VRDO	0.010%	11/6/15	LOC	50,900	50,900
					808,888
Indiana (7.4%)
DeKalb County IN Economic Development Revenue (New Process Steel, LP Project) VRDO	0.120%	11/6/15	LOC	5,000	5,000
Indiana Bond Bank Revenue Interim Advance Funding Program TAN	2.000%	1/5/16		18,475	18,533
Indiana Bond Bank Special Program Housing Revenue	5.000%	3/1/16	(Prere.)	5,680	5,770
Indiana Finance Authority Environmental Improvement Revenue
(Ispat Inland Inc. Project) VRDO	0.010%	11/6/15	LOC	26,000	26,000
1 Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)
TOB VRDO	0.040%	11/6/15		6,000	6,000

13

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
1 Indiana Finance Authority Hospital Revenue (Indiana University) TOB VRDO	0.020%	11/6/15	LOC	10,000	10,000
Indiana Finance Authority Hospital Revenue (Indiana University) VRDO	0.010%	11/6/15	LOC	15,580	15,580
Indiana Finance Authority Hospital Revenue (Indiana University) VRDO	0.020%	11/6/15	LOC	40,985	40,985
Indiana Finance Authority Midwestern Disaster Relief Revenue
(Ohio Valley Electric Corp. Project) VRDO	0.020%	11/6/15	LOC	10,000	10,000
Indiana Finance Authority Revenue (Ascension Health Credit Group) VRDO	0.010%	11/6/15		26,825	26,825
Indiana Finance Authority Revenue (Ascension Health Credit Group) VRDO	0.010%	11/6/15		17,000	17,000
Indiana Finance Authority Revenue (State Revolving Fund)	4.000%	2/1/16		6,685	6,749
1 Indiana Housing & Community Development Authority Single Family Mortgage Revenue
TOB VRDO	0.020%	11/6/15		47,870	47,870
1 Indiana Housing & Community Development Authority Single Family Mortgage Revenue
TOB VRDO	0.080%	11/6/15		200	200
1 Indianapolis IN Local Public Improvement Bond Bank Revenue TOB VRDO	0.210%	11/6/15		13,360	13,360
Lawrenceburg IN Pollution Control Revenue VRDO	0.010%	11/6/15	LOC	5,500	5,500
Posey County IN Economic Development Revenue (Midwest Fertilizer Corp. Project) PUT	0.250%	11/3/15		480,000	480,000
Posey County IN Economic Development Revenue (Midwest Fertilizer Corp. Project) PUT	0.350%	8/2/16		480,000	480,000
Purdue University Indiana COP VRDO	0.010%	11/6/15		20,435	20,435
1 Wayne Township Marion County IN School Building Corp. Mortgage Revenue TOB PUT	0.120%	11/19/15	LOC	30,420	30,420
					1,266,227
Kansas (0.9%)
Burlington KS Environmental Improvement Revenue
(Kansas City Power & Light Co. Project) VRDO	0.010%	11/6/15	LOC	24,400	24,400
3 Kansas Department of Transportation Highway Revenue	0.319%	9/1/16		15,000	15,016
1 Kansas Department of Transportation Highway Revenue TOB VRDO	0.010%	11/6/15		5,920	5,920
Kansas Department of Transportation Highway Revenue VRDO	0.020%	11/6/15		4,000	4,000
1 Kansas Development Finance Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group) TOB VRDO	0.020%	11/6/15		9,225	9,225
Leawood KS GO	2.000%	9/1/16		5,000	5,069
Wichita KS GO	1.000%	10/15/16		26,400	26,493
Wyandotte County/Kansas City KS Unified Government BAN	0.200%	3/1/16		60,275	60,275
					150,398
Kentucky (0.8%)
Kentucky Economic Development Finance Authority Hospital Facilities Revenue
(St. Elizabeth Medical Center Inc.) VRDO	0.020%	11/6/15		31,250	31,250
Kentucky Infrastructure Authority Wastewater & Drinking Water State Revolving Fund Revenue	5.000%	2/1/16		2,850	2,884
1 Kentucky Turnpike Authority Economic Development Road Revenue
(Revitalization Project) TOB VRDO	0.010%	11/6/15		10,170	10,170
1 Louisville & Jefferson County KY Metropolitan Government Parking Revenue TOB VRDO	0.020%	11/6/15		6,125	6,125
Louisville & Jefferson County KY Metropolitan Sewer District Revenue BAN	2.000%	11/24/15		76,340	76,423
Richmond KY League of Cities Funding Lease Program Revenue VRDO	0.020%	11/6/15	LOC	5,800	5,800
Williamstown KY League of Cities Funding Trust Lease Revenue VRDO	0.020%	11/6/15	LOC	2,600	2,600
Williamstown KY League of Cities Funding Trust Lease Revenue VRDO	0.020%	11/6/15	LOC	2,500	2,500
					137,752
Louisiana (0.4%)
Louisiana Public Facilities Authority Revenue (CHRISTUS Health) VRDO	0.010%	11/6/15	LOC	13,905	13,905
Louisiana Public Facilities Authority Revenue (Tiger Athletic Foundation Project) VRDO	0.010%	11/6/15	LOC	13,530	13,530
St. James Parish LA Revenue (NuStar Logistics LP Project) VRDO	0.020%	11/6/15	LOC	45,740	45,740
					73,175
Maine (0.0%)
1 Maine Housing Authority Mortgage Revenue TOB VRDO	0.070%	11/6/15		5,510	5,510

Maryland (2.3%)
Anne Arundel County MD GO	5.000%	4/1/16		1,710	1,743
Baltimore County MD BAN	1.250%	4/1/16		56,000	56,248
Baltimore County MD BAN	1.250%	4/1/16		84,000	84,370
Baltimore County MD GO	5.000%	2/1/16		3,000	3,036
1 Baltimore MD GO TOB VRDO	0.020%	11/6/15		7,500	7,500
1 BlackRock Maryland Municipal Bond Trust VRDO	0.100%	11/6/15	LOC	9,800	9,800
1 Maryland Department of Housing & Community Development Revenue TOB VRDO	0.050%	11/6/15		4,435	4,435
1 Maryland Department of Housing & Community Development Revenue TOB VRDO	0.050%	11/6/15		2,945	2,945
Maryland Department of Transportation Revenue	5.000%	2/15/16		8,225	8,338
Maryland GO	5.000%	3/1/16		3,720	3,778
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System) TOB VRDO	0.020%	11/6/15		5,000	5,000
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins University) TOB VRDO	0.010%	11/6/15		7,540	7,540
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins University) TOB VRDO	0.020%	11/6/15		8,265	8,265

14

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System) VRDO	0.010%	11/6/15	LOC	44,905	44,905
Maryland Health & Higher Educational Facilities Authority Revenue VRDO	0.010%	11/6/15	LOC	9,195	9,195
Maryland Health & Higher Educational Facilities Authority Revenue VRDO	0.010%	11/6/15	LOC	12,000	12,000
1 Maryland Transportation Authority Facilities Projects Revenue TOB VRDO	0.010%	11/6/15		15,200	15,200
1 Maryland Transportation Authority Facilities Projects Revenue TOB VRDO	0.020%	11/6/15		13,860	13,860
Montgomery County MD GO CP	0.020%	11/2/15		40,000	40,000
Montgomery County MD GO CP	0.040%	11/5/15		23,000	23,000
Montgomery County MD Housing Opportunities Commission Multifamily Housing Revenue
(Canterbury Apartments) VRDO	0.010%	11/6/15	LOC	8,030	8,030
Washington Suburban Sanitation District Maryland GO VRDO	0.010%	11/6/15		15,000	15,000
Washington Suburban Sanitation District Maryland GO VRDO	0.020%	11/6/15		12,500	12,500
					396,688
Massachusetts (2.6%)
Massachusetts Bay Transportation Authority General Transportation Revenue VRDO	0.010%	11/6/15		53,300	53,300
3 Massachusetts Bay Transportation Authority Sales Tax Revenue PUT	0.210%	5/27/16		3,210	3,210
Massachusetts Department of Transportation Metropolitan Highway System Revenue VRDO	0.010%	11/6/15		43,625	43,625
Massachusetts Development Finance Agency Revenue (Cushing Academy Issue) VRDO	0.010%	11/6/15	LOC	8,075	8,075
3 Massachusetts GO	0.130%	2/1/16		79,335	79,335
Massachusetts GO	2.000%	6/22/16		50,000	50,578
1 Massachusetts GO TOB VRDO	0.010%	11/6/15		15,195	15,195
1 Massachusetts GO TOB VRDO	0.020%	11/6/15		3,750	3,750
Massachusetts Health & Educational Facilities Authority Revenue
(Baystate Medical Center) VRDO	0.010%	11/2/15	LOC	5,815	5,815
Massachusetts Health & Educational Facilities Authority Revenue (MIT) VRDO	0.010%	11/6/15		42,630	42,630
Massachusetts Health & Educational Facilities Authority Revenue
(Museum of Fine Arts) VRDO	0.010%	11/2/15		7,600	7,600
Massachusetts Health & Educational Facilities Authority Revenue
(Partners Healthcare System) VRDO	0.010%	11/6/15		2,100	2,100
Massachusetts Health & Educational Facilities Authority Revenue
(Partners Healthcare System) VRDO	0.010%	11/6/15		25,900	25,900
Massachusetts Health & Educational Facilities Authority Revenue (Pool Loan Program) VRDO	0.020%	11/6/15	LOC	15,700	15,700
Massachusetts Health & Educational Facilities Authority Revenue (Wellesley College) VRDO	0.010%	11/6/15		3,300	3,300
Massachusetts Housing Finance Agency Multi-Family Housing Revenue PUT	0.330%	1/15/16		16,500	16,500
1 Massachusetts School Building Authority Dedicated Sales Tax Revenue TOB VRDO	0.020%	11/6/15		5,000	5,000
1 Massachusetts School Building Authority Dedicated Sales Tax Revenue TOB VRDO	0.020%	11/6/15		4,125	4,125
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.010%	11/6/15		7,300	7,300
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.010%	11/6/15		7,500	7,500
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.020%	11/6/15		5,000	5,000
Massachusetts Water Resources Authority Revenue VRDO	0.010%	11/6/15		8,300	8,300
Massachusetts Water Resources Authority Revenue VRDO	0.020%	11/6/15		17,370	17,370
3 University of Massachusetts Building Authority Revenue PUT	0.210%	5/27/16		24,850	24,850
					456,058
Michigan (2.0%)
3 Kent Hospital Finance Authority Michigan Revenue (Spectrum Health System) PUT	0.210%	5/27/16		10,680	10,680
1 Michigan Building Authority Revenue TOB VRDO	0.090%	11/6/15		2,835	2,835
1 Michigan Finance Authority Hospital Revenue Bonds (Trinity Health Credit Group) TOB VRDO	0.020%	11/6/15	LOC	15,000	15,000
Michigan Housing Development Authority Single Family Mortgage Revenue VRDO	0.010%	11/6/15		57,850	57,850
Michigan Housing Development Authority Single Family Mortgage Revenue VRDO	0.020%	11/6/15		107,040	107,040
Michigan State Building Authority CP	0.070%	12/17/15	LOC	13,905	13,905
Michigan State University Board of Trustees General Revenue VRDO	0.010%	11/6/15		28,500	28,500
Michigan State University Board of Trustees General Revenue VRDO	0.010%	11/6/15		35,800	35,800
Michigan State University Revenue CP	0.030%	11/4/15		24,045	24,045
Michigan State University Revenue CP	0.020%	11/16/15		6,040	6,040
University of Michigan Revenue VRDO	0.010%	11/6/15		15,300	15,300
University of Michigan Revenue VRDO	0.010%	11/6/15		1,150	1,150
University of Michigan Revenue VRDO	0.010%	11/6/15		25,145	25,145
1 Wayne State University Michigan Revenue TOB VRDO	0.060%	11/6/15		5,000	5,000
					348,290
Minnesota (1.2%)
Metropolitan Council (Minneapolis-St. Paul Metropolitan Area) Minnesota GO	4.000%	3/1/16		2,670	2,703
Minneapolis MN GO	2.000%	12/1/15		1,030	1,032
1 Minneapolis MN Health Care System Revenue (Fairview Health Services) TOB VRDO	0.020%	11/6/15	LOC	20,000	20,000
Minneapolis-St. Paul Metropolitan Area Minnesota Metropolitan Council GO	5.000%	3/1/16		10,205	10,367
Minnesota GO	3.000%	8/1/16		7,750	7,908
1 Minnesota GO TOB VRDO	0.020%	11/6/15		3,510	3,510
Minnesota Housing Finance Agency Residential Housing Revenue VRDO	0.020%	11/6/15		27,310	27,310
Minnesota Housing Finance Agency Residential Housing Revenue VRDO	0.020%	11/6/15		4,010	4,010
Rochester MN Healthcare Facilities Revenue (Mayo Foundation) CP	0.070%	11/10/15		119,400	119,400

15

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
University of Minnesota Revenue CP	0.030%	12/1/15		8,700	8,700
1 Western Minnesota Municipal Power Agency Revenue TOB VRDO	0.020%	11/6/15		6,665	6,665
					211,605
Mississippi (1.0%)
Jackson County MS Pollution Control Revenue (Chevron USA Inc. Project) VRDO	0.010%	11/2/15		1,650	1,650
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA Inc. Project) VRDO	0.010%	11/2/15		12,400	12,400
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA Inc. Project) VRDO	0.010%	11/2/15		1,750	1,750
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA Inc. Project) VRDO	0.010%	11/2/15		1,250	1,250
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA Inc. Project) VRDO	0.010%	11/2/15		6,225	6,225
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA Inc. Project) VRDO	0.010%	11/2/15		500	500
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA Inc. Project) VRDO	0.010%	11/6/15		84,800	84,800
Mississippi Development Bank Special Obligation Revenue (Harrison County Coliseum) VRDO	0.020%	11/6/15	LOC	1,000	1,000
Mississippi Hospital Equipment & Facilities Authority Revenue
(North Mississippi Health Services) VRDO	0.010%	11/6/15		40,000	40,000
Mississippi Hospital Equipment & Facilities Authority Revenue
(North Mississippi Health Services) VRDO	0.010%	11/6/15		6,325	6,325
Mississippi Hospital Equipment & Facilities Authority Revenue
(North Mississippi Health Services) VRDO	0.010%	11/6/15		16,450	16,450
					172,350
Missouri (3.2%)
Curators of the University of Missouri System Facilities Revenue VRDO	0.010%	11/6/15		48,735	48,735
Missouri Development Finance Board Cultural Facilities Revenue
(Nelson Gallery Foundation) VRDO	0.010%	11/2/15		11,450	11,450
Missouri Health & Education Facilities Authority Health Facilities CP	0.050%	12/10/15		20,000	20,000
3 Missouri Health & Education Facilities Authority Revenue (BJC Health System) PUT	0.210%	5/27/16		40,000	40,000
1 Missouri Health & Education Facilities Authority Revenue (St. Luke’s Health System)
TOB VRDO	0.020%	11/6/15	LOC	41,995	41,995
Missouri Health & Educational Facilities Authority Health Facilities CP	0.050%	12/3/15		30,000	30,000
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(BJC Health System) VRDO	0.010%	11/6/15		60,900	60,900
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(BJC Health System) VRDO	0.010%	11/6/15		55,025	55,025
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(BJC Health System) VRDO	0.010%	11/6/15		39,910	39,910
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(BJC Health System) VRDO	0.010%	11/6/15		28,000	28,000
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(BJC Health System) VRDO	0.010%	11/6/15		78,300	78,300
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(St. Louis University) VRDO	0.010%	11/2/15	LOC	6,900	6,900
Missouri Health & Educational Facilities Authority Revenue
(Ascension Health Credit Group) VRDO	0.010%	11/6/15		21,870	21,870
Missouri Health & Educational Facilities Authority Revenue (St. Louis University) VRDO	0.010%	11/2/15	LOC	8,275	8,275
1 Missouri Health & Educational Facilities Authority Revenue (Washington University)
TOB VRDO	0.020%	11/6/15		5,570	5,570
Missouri Health & Educational Facilities Authority Revenue (Washington University) VRDO	0.010%	11/2/15		6,700	6,700
Missouri Highways & Transportation Commission Road Revenue	5.000%	5/1/16	(Prere.)	6,350	6,501
Missouri Highways & Transportation Commission Road Revenue	5.000%	5/1/16	(Prere.)	7,000	7,166
Missouri Highways & Transportation Commission Road Revenue	5.000%	5/1/16	(Prere.)	4,875	4,991
Missouri Highways & Transportation Commission Road Revenue	5.000%	5/1/16	(Prere.)	3,000	3,071
St. Joseph MO Industrial Development Authority Health Facilities Revenue
(Heartland Regional Medical Center) VRDO	0.010%	11/6/15	LOC	17,500	17,500
					542,859
Montana (0.4%)
Montana Board of Investments Revenue (INTERCAP Revolving Program) PUT	0.230%	3/1/16		9,035	9,035
Montana Board of Investments Revenue (INTERCAP Revolving Program) PUT	0.230%	3/1/16		11,335	11,335
Montana Board of Investments Revenue (INTERCAP Revolving Program) PUT	0.230%	3/1/16		10,600	10,600
Montana Board of Investments Revenue (INTERCAP Revolving Program) PUT	0.230%	3/1/16		5,975	5,975
Montana Board of Investments Revenue (INTERCAP Revolving Program) PUT	0.230%	3/1/16		12,000	12,000
Montana Board of Investments Revenue (INTERCAP Revolving Program) PUT	0.230%	3/1/16		11,695	11,695
					60,640

16

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Multiple States (11.5%)
Federal Home Loan Mortgage Corp. Multifamily Housing Revenue TOB VRDO	0.020%	11/6/15	LOC	11,445	11,445
Federal Home Loan Mortgage Corp. Multifamily Housing Revenue TOB VRDO	0.020%	11/6/15	LOC	10,525	10,525
Federal Home Loan Mortgage Corp. Multifamily Housing Revenue TOB VRDO	0.020%	11/6/15	LOC	25,535	25,535
Federal Home Loan Mortgage Corp. Multifamily Housing Revenue TOB VRDO	0.030%	11/6/15	LOC	14,695	14,695
1 Federal Home Loan Mortgage Corp. Multifamily Housing Revenue TOB VRDO	0.030%	11/6/15	LOC	317,345	317,345
1 Federal Home Loan Mortgage Corp. Multifamily Housing Revenue TOB VRDO	0.040%	11/6/15	LOC	30,320	30,320
1 Federal Home Loan Mortgage Corp. Multifamily Housing Revenue TOB VRDO	0.040%	11/6/15	LOC	50,458	50,458
1 Nuveen AMT-Free Municipal Income Fund VRDP VRDO	0.090%	11/6/15	LOC	24,000	24,000
1 Nuveen Dividend Advantage Municipal Fund 2, Inc. VRDP VRDO	0.090%	11/6/15	LOC	39,300	39,300
1 Nuveen Insured Municipal Opportunity Fund VRDP VRDO	0.100%	11/6/15	LOC	218,200	218,200
1 Nuveen Investment Quality Municipal Fund, Inc. VRDP VRDO	0.110%	11/6/15	LOC	175,000	175,000
1 Nuveen Municipal Advantage Fund VRDP VRDO	0.090%	11/6/15	LOC	166,700	166,700
1 Nuveen Municipal Market Opportunity Fund VRDP VRDO	0.090%	11/6/15	LOC	29,900	29,900
1 Nuveen Premier Municipal Income Fund, Inc. VRDP VRDO	0.110%	11/6/15	LOC	113,000	113,000
1 Nuveen Premium Income Municipal Fund 2, Inc. VRDP VRDO	0.110%	11/6/15	LOC	214,800	214,800
1 Nuveen Premium Income Municipal Fund 4, Inc. VRDP VRDO	0.090%	11/6/15	LOC	170,000	170,000
1 Nuveen Quality Income Municipal Fund, Inc. VRDP VRDO	0.090%	11/6/15	LOC	212,800	212,800
1 Nuveen Select Quality Municipal Fund, Inc. VRDP VRDO	0.110%	11/6/15	LOC	92,400	92,400
1 Western Asset Managed Municipals Fund Inc. VRDP VRDO	0.100%	11/6/15	LOC	39,575	39,575
1 Western Asset Municipal Partners Fund Inc. VRDP VRDO	0.100%	11/6/15	LOC	25,100	25,100
					1,981,098
Nebraska (0.9%)
Lincoln NE Electric System Revenue CP	0.040%	11/9/15		7,250	7,250
Lincoln NE Electric System Revenue CP	0.030%	11/17/15		15,500	15,500
1 Nebraska Investment Finance Authority Multifamily Housing Revenue
(Riverbend Apartments Project) VRDO	0.040%	11/6/15	LOC	5,635	5,635
Nebraska Investment Finance Authority Single Family Housing Revenue VRDO	0.010%	11/6/15		79,365	79,365
1 Omaha NE Public Power District Electric Revenue TOB VRDO	0.010%	11/6/15		10,035	10,035
1 Omaha NE Public Power District Separate Electric Revenue TOB VRDO	0.020%	11/6/15	(13)	34,610	34,610
					152,395
Nevada (1.1%)
Clark County NV Economic Development Revenue
(Opportunity Village Foundation Project) VRDO	0.010%	11/6/15	LOC	16,400	16,400
1 Clark County NV GO TOB VRDO	0.010%	11/6/15	LOC	50,345	50,345
1 Clark County NV GO TOB VRDO	0.020%	11/6/15		14,855	14,855
1 Las Vegas NV GO TOB VRDO	0.010%	11/6/15		10,850	10,850
1 Las Vegas NV GO TOB VRDO	0.020%	11/6/15		8,330	8,330
Las Vegas Valley Water District Nevada GO CP	0.070%	11/5/15		22,540	22,540
Las Vegas Valley Water District Nevada GO CP	0.030%	12/1/15		22,000	22,000
1 Las Vegas Valley Water District Nevada GO TOB VRDO	0.020%	11/6/15	LOC	20,170	20,170
1 Las Vegas Valley Water District Nevada GO TOB VRDO	0.040%	11/6/15		4,685	4,685
1 Nevada GO TOB VRDO	0.060%	11/6/15		9,400	9,400
Nevada Housing Division Multi-Unit Housing Revenue (City Center Project) VRDO	0.160%	11/6/15	LOC	7,440	7,440
					187,015
New Hampshire (0.1%)
1 New Hampshire Health & Education Facilities Authority Revenue (Dartmouth College)
TOB VRDO	0.010%	11/6/15		8,000	8,000
1 New Hampshire Health & Education Facilities Authority Revenue (Dartmouth College)
TOB VRDO	0.010%	11/6/15		6,945	6,945
1 New Hampshire Health & Education Facilities Authority Revenue (Dartmouth College)
TOB VRDO	0.020%	11/6/15		10,000	10,000
					24,945
New Jersey (3.9%)
Bergen County NJ BAN	1.250%	12/23/15		23,300	23,336
Branchburg Township NJ BAN	2.000%	10/7/16		2,504	2,537
Brick Township NJ BAN	1.000%	12/17/15		4,800	4,804
Brick Township NJ BAN	1.500%	12/17/15		5,030	5,037
Brick Township NJ Municipal Utility Authority BAN	1.250%	3/31/16		7,250	7,277
Burlington County NJ BAN	1.500%	5/17/16		22,919	23,074
Burlington County NJ Bridge Commission Revenue BAN	1.250%	11/18/15		20,000	20,010
Chatham Township NJ BAN	2.000%	7/13/16		3,450	3,487
Cherry Hill Township NJ BAN	2.000%	10/20/16		16,094	16,320
Cliffside Park Borough NJ BAN	2.000%	7/22/16		4,940	4,997
Clifton NJ BAN	2.000%	10/12/16		7,520	7,635
Fair Lawn NJ BAN	2.000%	9/16/16		9,015	9,145
Freehold Township NJ BAN	1.000%	12/14/15		13,400	13,413
Garden State Preservation Trust New Jersey Revenue (Open Space & Farmland Preservation)	5.800%	11/1/15	(Prere.)	6,000	6,000

17

Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	Garden State Preservation Trust New Jersey Revenue (Open Space & Farmland Preservation)	5.800%	11/1/15	(Prere.)	2,500	2,500
	Garden State Preservation Trust New Jersey Revenue (Open Space & Farmland Preservation)	5.800%	11/1/15	(Prere.)	5,000	5,000
	Garden State Preservation Trust New Jersey Revenue (Open Space & Farmland Preservation)	5.800%	11/1/15	(Prere.)	5,000	5,000
	Garden State Preservation Trust New Jersey Revenue (Open Space & Farmland Preservation)	5.800%	11/1/15	(Prere.)	5,745	5,745
	Hopewell Township NJ BAN	1.500%	4/8/16		1,475	1,482
	Hudson County NJ Improvement Authority BAN	1.000%	11/25/15		6,500	6,503
	Hudson County NJ Improvement Authority BAN	1.000%	4/29/16		13,963	14,005
	Hudson County NJ Improvement Authority Pooled Revenue	2.000%	7/6/16		15,000	15,152
2	Hudson County NJ Improvement Authority Pooled Revenue	1.750%	11/11/16		40,000	40,496
	Lakewood Township NJ BAN	1.500%	4/8/16		3,390	3,405
	Mahwah Township NJ BAN	2.000%	8/5/16		5,550	5,619
	Mahwah Township NJ BAN	2.000%	10/7/16		2,900	2,944
	New Jersey Economic Development Authority Industrial Development Revenue
	(Ocean Spray Cranberries Inc. Project) VRDO	0.150%	11/6/15	LOC	8,000	8,000
[1,3]	New Jersey GO TOB PUT	0.100%	1/4/16	LOC	100,000	100,000
	New Jersey Housing & Mortgage Finance Agency Multi-Family Housing Revenue
	(Lincoln Towers Project) PUT	0.480%	9/1/16		7,500	7,500
	New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue VRDO	0.020%	11/6/15		3,500	3,500
	New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue VRDO	0.020%	11/6/15		48,025	48,025
	New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue VRDO	0.020%	11/6/15		45,885	45,885
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/15	(Prere.)	2,650	2,666
1	Nuveen New Jersey Dividend Advantage Municipal Fund VRDP VRDO	0.090%	11/6/15	LOC	15,000	15,000
1	Nuveen New Jersey Dividend Advantage Municipal Fund VRDP VRDO	0.090%	11/6/15	LOC	28,000	28,000
1	Nuveen New Jersey Dividend Advantage Municipal Fund VRDP VRDO	0.090%	11/6/15	LOC	24,000	24,000
	Ocean City NJ BAN	1.000%	12/3/15		4,160	4,163
	Ocean City NJ BAN	2.000%	6/17/16		23,950	24,181
	Old Bridge Township NJ BAN	1.000%	4/15/16		4,500	4,514
	Paramus Borough NJ BAN	1.000%	2/19/16		5,800	5,813
	Rahway NJ BAN	2.000%	6/29/16		2,270	2,292
	Rahway NJ BAN	2.000%	8/5/16		7,400	7,481
	Secaucus NJ BAN	1.250%	1/8/16		2,400	2,404
2	Somerset County NJ BAN	2.000%	9/22/16		15,400	15,610
	Sussex County NJ GO	2.000%	9/23/16		3,375	3,419
1	Union County NJ Utilities Authority Revenue TOB VRDO	0.040%	11/6/15		8,815	8,815
	Wayne Township NJ BAN	2.000%	7/15/16		23,030	23,286
	West Orange Township NJ BAN	1.250%	12/15/15		3,098	3,101
	West Windsor Township NJ BAN	1.000%	11/20/15		4,800	4,802
	Woodbridge Township NJ BAN	1.500%	8/19/16		7,370	7,439
	Woodbridge Township NJ BAN	2.000%	8/19/16		15,000	15,200
						670,019
New Mexico (0.7%)
1	New Mexico Educational Assistance Foundation Revenue TOB VRDO	0.060%	11/6/15		39,395	39,395
	New Mexico Finance Authority Transportation Revenue	4.000%	6/15/16		4,490	4,594
	New Mexico GO	2.000%	3/1/16		5,625	5,658
	New Mexico GO	5.000%	3/1/16		5,300	5,385
	New Mexico Hospital Equipment Loan Council Hospital System Revenue
	(Presbyterian Healthcare Services) VRDO	0.010%	11/6/15		28,080	28,080
	New Mexico Hospital Equipment Loan Council Hospital System Revenue
	(Presbyterian Healthcare Services) VRDO	0.010%	11/6/15		24,800	24,800
	New Mexico Hospital Equipment Loan Council Hospital System Revenue
	(Presbyterian Healthcare Services) VRDO	0.010%	11/6/15		8,850	8,850
						116,762
New York (8.8%)
	Albany County NY BAN	2.000%	5/27/16		28,400	28,672
	Connetquot NY Central School District TAN	1.500%	6/27/16		5,000	5,040
	Half Hollow Hills NY Central School District TAN	2.000%	6/28/16		20,500	20,735
	Hauppauge NY Union Free School District TAN	2.000%	6/24/16		5,000	5,056
	Irondequoit NY GO	2.000%	4/22/16		6,500	6,549
	Lindenhurst NY Union Free School District TAN	1.500%	6/20/16		9,750	9,825
	Long Beach NY City School District RAN	2.000%	6/30/16		7,250	7,315
	Middle Country NY Central School District TAN	1.500%	6/27/16		7,250	7,306
	Middletown NY City School District BAN	2.000%	6/29/16		23,995	24,236
1	New York City NY GO TOB VRDO	0.020%	11/6/15		8,250	8,250
1	New York City NY GO TOB VRDO	0.030%	11/6/15		17,320	17,320
	New York City NY GO VRDO	0.010%	11/2/15		21,000	21,000
	New York City NY GO VRDO	0.010%	11/2/15	LOC	3,300	3,300
	New York City NY GO VRDO	0.010%	11/2/15	LOC	24,000	24,000
	New York City NY GO VRDO	0.010%	11/6/15	LOC	53,580	53,580

18

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
New York City NY Housing Development Corp. Multi-Family Housing Revenue
(201 Pearl Street) VRDO	0.010%	11/6/15	LOC	18,000	18,000
New York City NY Housing Development Corp. Multi-Family Housing Revenue VRDO	0.020%	11/6/15		35,840	35,840
New York City NY Housing Development Corp. Multi-Family Housing Revenue VRDO	0.020%	11/6/15		4,500	4,500
New York City NY Housing Development Corp. Multi-Family Mortgage Revenue
(Bruckner by the Bridge) VRDO	0.010%	11/6/15	LOC	10,000	10,000
New York City NY Housing Development Corp. Multi-Family Mortgage Revenue
(Elliot Chelsea Development) VRDO	0.010%	11/6/15	LOC	12,925	12,925
New York City NY Housing Development Corp. Multi-Family Mortgage Revenue
(Markham Gardens Apartments) VRDO	0.020%	11/6/15	LOC	3,600	3,600
New York City NY Housing Development Corp. Multi-Family Mortgage Revenue
(West 26th Street Development) VRDO	0.010%	11/6/15	LOC	10,000	10,000
New York City NY Housing Development Corp. Multi-Family Rental Housing Revenue
(2 Gold Street) VRDO	0.010%	11/6/15		100,200	100,200
New York City NY Housing Development Corp. Multi-Family Rental Housing Revenue
(90 West Street) VRDO	0.010%	11/6/15	LOC	11,300	11,300
New York City NY Housing Development Corp. Multi-Family Rental Housing Revenue
(Atlantic Court Apartments) VRDO	0.020%	11/6/15	LOC	15,000	15,000
New York City NY Housing Development Corp. Multi-Family Rental Housing Revenue
(The Balton) VRDO	0.010%	11/6/15	LOC	7,500	7,500
New York City NY Industrial Development Agency Civic Facility Revenue
(New York Law School) VRDO	0.010%	11/6/15	LOC	17,575	17,575
1 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue
TOB VRDO	0.020%	11/6/15		5,000	5,000
1 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue
TOB VRDO	0.030%	11/6/15		6,800	6,800
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.010%	11/2/15		1,600	1,600
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.010%	11/2/15		35,300	35,300
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.010%	11/2/15		1,700	1,700
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.010%	11/2/15		3,815	3,815
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.010%	11/6/15		2,300	2,300
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.010%	11/6/15		19,800	19,800
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.010%	11/6/15		5,400	5,400
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.010%	11/6/15		6,000	6,000
1 New York City NY Transitional Finance Authority Building Aid Revenue TOB VRDO	0.020%	11/6/15		18,200	18,200
1 New York City NY Transitional Finance Authority Building Aid Revenue TOB VRDO	0.020%	11/6/15		31,500	31,500
1 New York City NY Transitional Finance Authority Future Tax Revenue TOB VRDO	0.020%	11/6/15		6,200	6,200
1 New York City NY Transitional Finance Authority Future Tax Revenue TOB VRDO	0.020%	11/6/15		1,500	1,500
New York City NY Transitional Finance Authority Future Tax Revenue VRDO	0.010%	11/6/15		90,700	90,700
New York Metropolitan Transportation Authority Revenue	0.500%	3/1/16		90,000	90,046
1 New York Metropolitan Transportation Authority Revenue (Dedicated Petroleum Tax)
TOB VRDO	0.010%	11/6/15	(13)	42,605	42,605
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) VRDO	0.010%	11/6/15	LOC	15,800	15,800
1 New York Metropolitan Transportation Authority Revenue TOB VRDO	0.020%	11/6/15	(13)(4)	4,000	4,000
New York State Dormitory Authority Revenue (Le Moyne College) VRDO	0.010%	11/6/15	LOC	3,980	3,980
New York State Dormitory Authority Revenue (New York Law School) VRDO	0.010%	11/6/15	LOC	5,550	5,550
1 New York State Dormitory Authority Revenue (Personal Income Tax) TOB VRDO	0.010%	11/6/15		12,300	12,300
1 New York State Dormitory Authority Revenue (Personal Income Tax) TOB VRDO	0.010%	11/6/15		5,000	5,000
1 New York State Dormitory Authority Revenue (Personal Income Tax) TOB VRDO	0.020%	11/6/15		15,210	15,210
1 New York State Dormitory Authority Revenue (Personal Income Tax) TOB VRDO	0.020%	11/6/15		1,875	1,875
1 New York State Dormitory Authority Revenue (Personal Income Tax) TOB VRDO	0.020%	11/6/15		6,420	6,420
1 New York State Dormitory Authority Revenue (Personal Income Tax) TOB VRDO	0.020%	11/6/15		13,000	13,000
New York State Dormitory Authority Revenue (Rockefeller University) VRDO	0.010%	11/6/15		40,000	40,000
New York State Dormitory Authority Revenue (Royal Charter Properties) VRDO	0.010%	11/6/15	LOC	14,070	14,070
1 New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds) TOB VRDO	0.020%	11/6/15		3,640	3,640
New York State Housing Finance Agency Housing Revenue (10 Liberty Street) VRDO	0.010%	11/6/15	LOC	27,800	27,800
New York State Housing Finance Agency Housing Revenue (100 Maiden Lane) VRDO	0.010%	11/6/15	LOC	16,500	16,500
New York State Housing Finance Agency Housing Revenue (20 River Terrace Housing) VRDO	0.010%	11/6/15	LOC	67,500	67,500
New York State Housing Finance Agency Housing Revenue (625 W 57th St) VRDO	0.010%	11/6/15	LOC	25,000	25,000
New York State Housing Finance Agency Housing Revenue (8 East 102nd Street) VRDO	0.010%	11/6/15	LOC	12,000	12,000
New York State Housing Finance Agency Housing Revenue (Chelsea Apartments) VRDO	0.020%	11/6/15	LOC	10,000	10,000
New York State Housing Finance Agency Housing Revenue (East 84th Street) VRDO	0.020%	11/6/15	LOC	16,800	16,800
New York State Housing Finance Agency Housing Revenue (East 92nd Street) VRDO	0.010%	11/6/15	LOC	11,000	11,000
New York State Housing Finance Agency Housing Revenue (Riverside Center 2) VRDO	0.010%	11/6/15	LOC	8,300	8,300
New York State Housing Finance Agency Housing Revenue (West 23rd Street) VRDO	0.010%	11/6/15	LOC	10,400	10,400
New York State Housing Finance Agency Revenue (Maestro West Chelsea Housing) VRDO	0.010%	11/6/15	LOC	13,000	13,000
New York State Housing Finance Agency Revenue (Personal Income Tax) VRDO	0.010%	11/6/15		2,500	2,500
New York State Local Government Assistance Corp. Revenue VRDO	0.010%	11/6/15		16,885	16,885

19

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
New York State Local Government Assistance Corp. Revenue VRDO	0.010%	11/6/15		18,700	18,700
New York State Mortgage Agency Homeowner Mortgage Revenue VRDO	0.010%	11/2/15		2,790	2,790
New York State Mortgage Agency Homeowner Mortgage Revenue VRDO	0.020%	11/2/15		13,765	13,765
New York State Power Authority Revenue CP	0.030%	11/12/15		20,000	20,000
New York State Power Authority Revenue CP	0.020%	11/17/15		9,962	9,962
New York State Power Authority Revenue CP	0.040%	12/15/15		7,700	7,700
New York State Urban Development Corp. Revenue (Service Contract) VRDO	0.010%	11/6/15	LOC	36,945	36,945
New York State Urban Development Corp. Revenue (Service Contract) VRDO	0.010%	11/6/15		18,100	18,100
New York State Urban Development Corp. Revenue (Service Contract) VRDO	0.010%	11/6/15		13,620	13,620
North Hempstead NY BAN	0.850%	4/6/16		11,462	11,492
North Hempstead NY BAN	0.850%	4/6/16		2,400	2,406
1 Nuveen New York AMT-Free Municipal Income Fund VRDP VRDO	0.070%	11/6/15	LOC	20,000	20,000
1 Nuveen New York AMT-Free Municipal Income Fund VRDP VRDO	0.070%	11/6/15	LOC	17,500	17,500
1 Port Authority of New York & New Jersey Revenue TOB VRDO	0.040%	11/6/15		5,560	5,560
1 Port Authority of New York & New Jersey Revenue TOB VRDO	0.040%	11/6/15		3,335	3,335
Smithtown NY Central School District TAN	2.000%	6/30/16		10,000	10,114
South Country NY Central School District TAN	2.000%	6/27/16		10,500	10,619
Southampton NY Union Free School District TAN	1.500%	6/27/16		9,000	9,072
Triborough Bridge & Tunnel Authority New York Revenue VRDO	0.010%	11/6/15	LOC	2,000	2,000
2 Ulster County NY BAN	2.000%	11/23/16		8,810	8,938
1 Utility Debt Securitization Authority New York Revenue TOB VRDO	0.020%	11/6/15		24,500	24,500
West Babylon NY Union Free School District TAN	2.000%	6/24/16		8,350	8,440
					1,511,178
North Carolina (2.7%)
Board of Governors of the University of North Carolina Revenue
(University of North Carolina Hospitals at Chapel Hill) VRDO	0.010%	11/6/15		54,010	54,010
Buncombe County NC Metropolitan Sewerage District Sewerage System Revenue VRDO	0.020%	11/6/15		1,895	1,895
Cabarrus County NC GO	5.000%	3/1/16	(Prere.)	1,000	1,016
Cary NC GO VRDO	0.030%	11/6/15		5,235	5,235
Charlotte NC COP VRDO	0.020%	11/6/15		8,790	8,790
1 Charlotte NC Water & Sewer System Revenue TOB VRDO	0.010%	11/6/15		7,495	7,495
Charlotte-Mecklenburg NC Hospital Authority Health Care System Revenue
(Carolinas HealthCare System) VRDO	0.010%	11/6/15		34,615	34,615
Forsyth County NC GO	5.000%	4/1/16		1,350	1,377
3 Mecklenburg County NC GO PUT	0.190%	5/27/16		35,875	35,875
North Carolina Capital Facilities Finance Agency (Duke University Project) CP	0.030%	11/2/15		20,000	20,000
North Carolina Capital Facilities Finance Agency (Duke University Project) CP	0.060%	11/4/15		17,928	17,928
North Carolina Capital Facilities Finance Agency (Duke University Project) CP	0.060%	11/6/15		14,051	14,051
North Carolina Capital Facilities Finance Agency (Duke University Project) CP	0.030%	12/4/15		14,184	14,184
North Carolina Capital Facilities Finance Agency (Duke University Project) CP	0.030%	12/7/15		14,000	14,000
North Carolina Capital Facilities Finance Agency (Duke University Project) CP	0.090%	1/5/16		20,000	20,000
1 North Carolina Capital Facilities Finance Agency Revenue (Duke University Project) TOB VRDO	0.020%	11/6/15		2,495	2,495
North Carolina Capital Facilities Finance Agency Revenue (YMCA of the Triangle) VRDO	0.020%	11/6/15	LOC	10,310	10,310
North Carolina Capital Facilities Finance Agency Revenue (YMCA of the Triangle) VRDO	0.040%	11/6/15	LOC	10,520	10,520
1 North Carolina Capital Improvement Revenue TOB VRDO	0.010%	11/6/15		10,545	10,545
North Carolina Educational Facilities Finance Agency Revenue (Duke University) VRDO	0.010%	11/6/15		19,685	19,685
North Carolina GO	3.500%	5/1/16		4,120	4,187
North Carolina Medical Care Commission Health Care Facilities Revenue
(Lenoir Memorial Hospital Project) VRDO	0.030%	11/6/15	LOC	15,615	15,615
North Carolina Medical Care Commission Hospital Revenue (Baptist Hospital) VRDO	0.030%	11/6/15	LOC	6,095	6,095
3 North Carolina Medical Care Commission Hospital Revenue (Moses Cone Health System) PUT	0.210%	5/27/16		22,000	22,000
1 North Carolina Revenue TOB VRDO	0.020%	11/6/15		2,900	2,900
Raleigh Durham NC Airport Authority Revenue VRDO	0.010%	11/6/15	LOC	13,280	13,280
Raleigh NC Combined Enterprise System Revenue	5.000%	3/1/16	(Prere.)	5,980	6,073
Raleigh NC Combined Enterprise System Revenue VRDO	0.010%	11/6/15		8,610	8,610
Raleigh NC Combined Enterprise System Revenue VRDO	0.010%	11/6/15		5,575	5,575
Raleigh NC Downtown Improvement Project COP VRDO	0.020%	11/6/15		48,930	48,930
Raleigh NC Downtown Improvement Project COP VRDO	0.020%	11/6/15		4,800	4,800
1 University of North Carolina University Revenue TOB VRDO	0.010%	11/6/15		25,250	25,250
1 University of North Carolina University Revenue TOB VRDO	0.020%	11/6/15		1,000	1,000
					468,341
North Dakota (0.2%)
North Dakota Housing Finance Agency Home Mortgage Revenue VRDO	0.020%	11/6/15		9,000	9,000
North Dakota Housing Finance Agency Home Mortgage Revenue VRDO	0.020%	11/6/15		19,950	19,950
1 North Dakota Public Finance Authority Revenue TOB VRDO	0.030%	11/6/15		5,095	5,095
					34,045

20

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Ohio (2.3%)
Butler County OH BAN	0.520%	7/28/16		2,400	2,400
Cleveland-Cuyahoga County OH Port Authority Revenue
(Carnegie/89th Garage & Service Center LLC Project) VRDO	0.010%	11/6/15	LOC	19,275	19,275
Cleveland-Cuyahoga County OH Port Authority Revenue
(Cleveland Museum of Art Project) VRDO	0.020%	11/6/15		15,250	15,250
Cleveland-Cuyahoga County OH Port Authority Revenue
(Cleveland Museum of Art Project) VRDO	0.020%	11/6/15		10,400	10,400
Columbus OH Regional Airport Authority Airport Revenue
(Oasbo Expanded Asset Program) VRDO	0.020%	11/6/15	LOC	11,980	11,980
Columbus OH Regional Airport Authority Airport Revenue
(Oasbo Expanded Asset Program) VRDO	0.020%	11/6/15	LOC	12,815	12,815
Columbus OH Regional Airport Authority Revenue (Pooled Financing Program) VRDO	0.020%	11/6/15	LOC	4,780	4,780
Delaware OH BAN	1.000%	4/18/16		3,075	3,086
3 Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.) PUT	0.050%	6/1/16		5,750	5,750
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.) VRDO	0.010%	11/6/15		20,150	20,150
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.) VRDO	0.010%	11/6/15		45,240	45,240
Franklin County OH Hospital Facilities Revenue (US Health Corp. of Columbus) VRDO	0.020%	11/6/15	LOC	5,285	5,285
Franklin County OH Hospital Revenue (Nationwide Hospital) VRDO	0.010%	11/6/15		10,115	10,115
Hamilton OH Electric System Revenue	0.430%	9/27/16		18,995	18,995
Huber Heights OH BAN	1.000%	6/2/16		14,489	14,541
Kenston OH Local School District GO	1.000%	9/15/16		2,500	2,514
Lakewood OH BAN	1.000%	4/7/16		3,690	3,702
1 Nuveen Ohio Quality Income Municipal Fund VRDP VRDO	0.100%	11/6/15	LOC	11,000	11,000
Ohio Air Quality Development Authority Revenue (Ohio Valley Electric Corp. Project) VRDO	0.010%	11/6/15	LOC	1,900	1,900
Ohio Common Schools GO VRDO	0.010%	11/6/15		14,445	14,445
Ohio GO VRDO	0.010%	11/6/15		8,375	8,375
Ohio GO VRDO	0.010%	11/6/15		6,500	6,500
Ohio GO VRDO	0.010%	11/6/15		2,000	2,000
Ohio GO VRDO	0.010%	11/6/15		7,550	7,550
Ohio Higher Education GO	5.000%	5/1/16	(Prere.)	2,000	2,047
Ohio Higher Educational Facility Commission Revenue
(Case Western Reserve University Project) CP	0.060%	12/17/15		11,000	11,000
Ohio Higher Educational Facility Commission Revenue
(Cleveland Clinic Health System Obligated Group) VRDO	0.010%	11/2/15		7,200	7,200
Ohio Housing Finance Agency Residential Mortgage Revenue VRDO	0.020%	11/6/15		25,535	25,535
Ohio Housing Finance Agency Residential Mortgage Revenue VRDO	0.030%	11/6/15		15,410	15,410
Ohio Housing Finance Agency Residential Mortgage Revenue VRDO	0.030%	11/6/15		2,160	2,160
Ohio Housing Finance Agency Residential Mortgage Revenue VRDO	0.040%	11/6/15		14,015	14,015
1 Ohio State University General Receipts Revenue TOB VRDO	0.050%	11/6/15		5,750	5,750
1 Ohio State University General Receipts Revenue TOB VRDO	0.050%	11/6/15		5,750	5,750
Ohio State University General Receipts Revenue VRDO	0.010%	11/6/15		36,060	36,060
Ohio State University General Receipts Revenue VRDO	0.010%	11/6/15		13,495	13,495
Union Township OH BAN	1.500%	9/8/16		2,000	2,016
					398,486
Oklahoma (0.2%)
1 Grand River Dam Authority Oklahoma Revenue TOB VRDO	0.020%	11/6/15	(13)	23,300	23,300
3 Oklahoma Development Finance Authority Health System Revenue
(Integris Health Obligated Group) PUT	0.190%	5/27/16		14,600	14,600
					37,900
Oregon (0.9%)
Oregon Department of Administrative Services COP	5.000%	11/1/15	(Prere.)	20,100	20,100
Oregon Facilities Authority Revenue (Reed College Projects) VRDO	0.030%	11/6/15		39,845	39,845
Oregon GO (Veterans Welfare) VRDO	0.010%	11/2/15		5,840	5,840
1 Oregon Housing & Community Service Department Single Family Mortgage Revenue
TOB VRDO	0.050%	11/6/15		8,195	8,195
Oregon Housing & Community Service Department Single Family Mortgage Revenue VRDO	0.020%	11/6/15		6,640	6,640
Oregon TAN	2.000%	9/15/16		50,000	50,765
Portland OR TAN	1.500%	6/28/16		24,370	24,566
					155,951
Pennsylvania (1.0%)
1 Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center) TOB VRDO	0.020%	11/6/15	LOC	11,300	11,300
1 Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project) TOB VRDO	0.020%	11/6/15	LOC	23,195	23,195
Delaware County PA Industrial Development Authority Solid Waste Revenue
(Scott Paper Co.) VRDO	0.030%	11/6/15		11,300	11,300

21

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Delaware County PA Industrial Development Authority Solid Waste Revenue
(Scott Paper Co.) VRDO	0.030%	11/6/15		18,000	18,000
Delaware County PA Industrial Development Authority Solid Waste Revenue
(Scott Paper Co.) VRDO	0.030%	11/6/15		8,000	8,000
Delaware County PA Industrial Development Authority Solid Waste Revenue
(Scott Paper Co.) VRDO	0.030%	11/6/15		10,300	10,300
Emmaus PA General Authority Revenue VRDO	0.010%	11/6/15	LOC	2,500	2,500
Emmaus PA General Authority Revenue VRDO	0.010%	11/6/15	LOC	6,200	6,200
Emmaus PA General Authority Revenue VRDO	0.010%	11/6/15	LOC	8,700	8,700
1 Pennsylvania Housing Finance Agency Single Family Mortgage Revenue TOB VRDO	0.020%	11/6/15		1,250	1,250
1 Pennsylvania Housing Finance Agency Single Family Mortgage Revenue TOB VRDO	0.110%	11/6/15		3,875	3,875
Pennsylvania Housing Finance Agency Single Family Mortgage Revenue VRDO	0.020%	11/6/15		6,265	6,265
Pennsylvania Housing Finance Agency Single Family Mortgage Revenue VRDO	0.020%	11/6/15		6,535	6,535
Pennsylvania Housing Finance Agency Single Family Mortgage Revenue VRDO	0.040%	11/6/15		9,700	9,700
Pennsylvania Housing Finance Agency Single Family Mortgage Revenue VRDO	0.040%	11/6/15		10,535	10,535
Pennsylvania Housing Finance Agency Single Family Mortgage Revenue VRDO	0.040%	11/6/15		20,000	20,000
Philadelphia PA Gas Works Revenue VRDO	0.010%	11/6/15	LOC	6,350	6,350
Philadelphia PA School District GO VRDO	0.010%	11/6/15	LOC	13,100	13,100
					177,105
Rhode Island (0.2%)
Rhode Island Health & Educational Building Corp. Health Facilities Revenue
(St. Antoine) VRDO	0.010%	11/6/15	LOC	6,715	6,715
Rhode Island Health & Educational Building Corp. Health Facilities Revenue
(St. Antoine) VRDO	0.010%	11/6/15	LOC	3,370	3,370
Rhode Island Health & Educational Building Corp. Higher Education Facilities Revenue
(Brown University) VRDO	0.010%	11/6/15		10,890	10,890
Rhode Island Health & Educational Building Corp. Higher Education Facilities Revenue
(Brown University) VRDO	0.010%	11/6/15		18,125	18,125
					39,100
South Carolina (1.1%)
2 Charleston County SC School District BAN	0.750%	3/1/16		68,445	68,583
Charleston County SC School District BAN	2.000%	5/4/16		49,565	50,008
Charleston County SC School District BAN	2.000%	5/4/16		24,105	24,320
1 Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project) TOB VRDO	0.010%	11/6/15		1,550	1,550
1 South Carolina Housing Finance & Development Authority Revenue TOB VRDO	0.020%	11/6/15		4,150	4,150
South Carolina Jobs Economic Development Authority Industrial Revenue
(South Carolina Electric & Gas Co. Project) VRDO	0.030%	11/6/15	LOC	6,900	6,900
South Carolina Jobs Economic Development Authority Revenue
(Heathwood Hall Episcopal School) VRDO	0.020%	11/6/15	LOC	6,700	6,700
1 South Carolina Public Service Authority Revenue TOB PUT	0.120%	11/25/15	LOC	20,115	20,115
University of South Carolina School of Medicine Educational Trust
Healthcare Facilities Revenue VRDO	0.020%	11/6/15	LOC	3,635	3,635
					185,961
South Dakota (0.2%)
South Dakota Housing Development Authority Homeownership Mortgage Revenue VRDO	0.010%	11/6/15		19,345	19,345
South Dakota Housing Development Authority Homeownership Mortgage Revenue VRDO	0.010%	11/6/15		17,000	17,000
					36,345
Tennessee (2.8%)
Blount County & Alcoa & Maryville TN Industrial Development Board Revenue
(Local Government Public Improvement) VRDO	0.020%	11/6/15	LOC	4,500	4,500
Blount County TN Public Building Authority Revenue
(Local Government Public Improvement) VRDO	0.020%	11/6/15		17,500	17,500
Blount County TN Public Building Authority Revenue
(Local Government Public Improvement) VRDO	0.020%	11/6/15	LOC	10,260	10,260
Hamilton County TN GO	5.000%	5/1/16		4,000	4,095
1 Knoxville TN Waste Water System Revenue TOB VRDO	0.020%	11/6/15		15,945	15,945
Memphis TN GO	4.000%	4/1/16		3,565	3,620
Metropolitan Government of Nashville & Davidson County TN GO CP	0.100%	6/12/16		25,000	25,000
1 Metropolitan Government of Nashville & Davidson County TN Health
& Educational Facilities Board Revenue (Vanderbilt University) TOB VRDO	0.020%	11/6/15		8,250	8,250
Montgomery County TN GO	4.500%	4/1/16	(Prere.)	2,330	2,370
1 Rutherford County TN Health & Educational Facilities Board Revenue
(Ascension Health Credit Group) TOB VRDO	0.020%	11/6/15		6,250	6,250
Sevier County TN Public Building Authority Local Government
Public Improvement Revenue VRDO	0.020%	11/6/15		22,900	22,900
Sevier County TN Public Building Authority Local Government
Public Improvement Revenue VRDO	0.020%	11/6/15	LOC	4,400	4,400

22

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Sevier County TN Public Building Authority Local Government
Public Improvement Revenue VRDO	0.080%	11/6/15	LOC	10,500	10,500
Shelby County TN GO	5.000%	4/1/16	(2)	1,630	1,662
Shelby County TN GO VRDO	0.010%	11/6/15		159,490	159,490
Tennessee GO CP	0.150%	11/2/15		7,473	7,473
Tennessee GO CP	0.090%	11/3/15		60,000	60,000
Tennessee GO CP	0.080%	11/4/15		15,000	15,000
Tennessee GO CP	0.130%	11/10/15		30,000	30,000
Tennessee GO CP	0.120%	11/17/15		25,000	25,000
Tennessee GO CP	0.060%	12/17/15		28,000	28,000
1 Tennessee School Bond Authority Higher Educational Facilities Revenue
(2nd Program) TOB VRDO	0.020%	11/6/15		19,040	19,040
					481,255
Texas (6.9%)
1 Austin TX Water & Wastewater System Revenue TOB VRDO	0.010%	11/6/15	LOC	16,790	16,790
Austin TX Water & Wastewater System Revenue VRDO	0.010%	11/6/15	LOC	4,870	4,870
1 Dallas TX Area Rapid Transit Sales Tax Revenue TOB VRDO	0.010%	11/6/15		5,500	5,500
1 Dallas TX Area Rapid Transit Sales Tax Revenue TOB VRDO	0.010%	11/6/15		18,145	18,145
1 Dallas TX Area Rapid Transit Sales Tax Revenue TOB VRDO	0.020%	11/6/15	LOC	19,220	19,220
1 Dallas TX Area Rapid Transit Sales Tax Revenue TOB VRDO	0.030%	11/6/15		12,465	12,465
Dallas TX Waterworks & Sewer System Revenue CP	0.030%	11/5/15		6,034	6,034
Fort Worth TX GO	4.000%	3/1/16		9,120	9,235
Fort Worth TX GO	5.000%	3/1/16		2,600	2,642
Fort Worth TX Independent School District GO	2.000%	2/15/16		11,980	12,042
Fort Worth TX Water & Sewer Revenue	3.000%	2/15/16		10,715	10,801
1 Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System) TOB VRDO	0.020%	11/6/15	LOC	58,395	58,395
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(Methodist Hospital System) VRDO	0.010%	11/2/15		1,200	1,200
1 Harris County TX Cultural Education Facilities Finance Corp. Revenue
(Texas Children’s Hospital) TOB VRDO	0.020%	11/2/15		11,000	11,000
1 Harris County TX GO TOB VRDO	0.020%	11/6/15		8,070	8,070
1 Harris County TX GO TOB VRDO	0.020%	11/6/15	(13)	11,600	11,600
1 Harris County TX GO TOB VRDO	0.020%	11/6/15		8,160	8,160
Harris County TX Health Facilities Development Corp. Revenue
(Methodist Hospital System) VRDO	0.010%	11/2/15		2,000	2,000
Harris County TX Health Facilities Development Corp. Revenue
(Methodist Hospital System) VRDO	0.010%	11/2/15		7,500	7,500
Harris County TX Metropolitan Transit Authority Revenue	5.000%	11/1/15		3,560	3,560
Harris County TX TAN	1.000%	2/29/16		20,000	20,059
1 Harris County TX Toll Road Revenue TOB VRDO	0.020%	11/6/15	(13)	5,200	5,200
1 Houston TX Airport System Revenue TOB VRDO	0.010%	11/6/15		12,000	12,000
Houston TX GO	5.000%	3/1/16	(Prere.)	1,990	2,021
Houston TX GO	5.000%	3/1/16	(Prere.)	5,960	6,055
1 Houston TX Higher Education Finance Corp. Revenue (Rice University Project) TOB VRDO	0.020%	11/6/15		6,665	6,665
Houston TX TRAN	2.000%	6/30/16		20,000	20,224
1 Houston TX Utility System Revenue TOB VRDO	0.010%	11/6/15	LOC	15,140	15,140
1 Houston TX Utility System Revenue TOB VRDO	0.010%	11/6/15		12,240	12,240
1 Houston TX Utility System Revenue TOB VRDO	0.030%	11/6/15		17,540	17,540
Houston TX Utility System Revenue VRDO	0.010%	11/6/15	LOC	10,000	10,000
1 Hutto TX Independent School District GO TOB VRDO	0.020%	11/6/15		21,130	21,130
Lake Travis TX Independent School District GO	5.000%	2/15/16	(Prere.)	1,050	1,064
McKinney TX Independent School District GO	4.500%	2/15/16	(Prere.)	3,245	3,285
McKinney TX Independent School District GO	4.500%	2/15/16	(Prere.)	3,410	3,452
McKinney TX Independent School District GO	4.500%	2/15/16	(Prere.)	3,585	3,629
1 McKinney TX Independent School District GO TOB PUT	0.120%	11/25/15	LOC	10,055	10,055
1 North East TX Independent School District GO TOB VRDO	0.010%	11/6/15		31,305	31,305
1 North Texas Tollway Authority System Revenue TOB VRDO	0.020%	11/6/15	(13)	15,800	15,800
1 North Texas Tollway Authority System Revenue TOB VRDO	0.020%	11/6/15	(13)	6,000	6,000
1 North Texas Tollway Authority System Revenue TOB VRDO	0.070%	11/6/15	(13)	22,360	22,360
North Texas Tollway Authority System Revenue VRDO	0.010%	11/6/15	LOC	22,400	22,400
Northwest Texas Independent School District GO VRDO	0.020%	11/6/15		8,170	8,170
1 Pearland TX GO TOB VRDO	0.020%	11/6/15	LOC	10,045	10,045
1 Pearland TX Independent School District GO TOB VRDO	0.060%	11/6/15		9,000	9,000
Rockdale TX Independent School District GO	5.250%	2/15/16	(Prere.)	3,705	3,757
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/16	(Prere.)	10,000	10,120
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/16	(Prere.)	9,595	9,708
1 San Antonio TX Electric & Gas Systems Revenue TOB VRDO	0.010%	11/6/15		14,465	14,465
1 San Antonio TX Electric & Gas Systems Revenue TOB VRDO	0.020%	11/6/15		4,700	4,700

23

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
San Antonio TX Independent School District GO	1.250%	2/15/16		8,615	8,640
1 Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Baylor Health Care System Project) TOB VRDO	0.120%	11/6/15		5,555	5,555
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Baylor Health Care System Project) VRDO	0.010%	11/6/15	LOC	21,100	21,100
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project) VRDO	0.010%	11/6/15	LOC	55,000	55,000
Tarrant County TX Cultural Education Facilities Finance Corp. Revenue
(CHRISTUS Health) VRDO	0.010%	11/6/15	LOC	43,900	43,900
Tarrant County TX Cultural Education Facilities Finance Corp. Revenue
(CHRISTUS Health) VRDO	0.010%	11/6/15	LOC	38,305	38,305
Tarrant County TX Cultural Education Facilities Finance Corp. Revenue
(Texas Health Resources)	5.000%	2/15/16		4,500	4,562
Tarrant County TX Health Facilities Development Corp. Hospital Revenue
(Cook Children’s Medical Center Project) VRDO	0.010%	11/6/15		9,540	9,540
Texas (Veterans Housing Assistance Program) GO VRDO	0.010%	11/6/15		55,255	55,255
Texas Department of Housing & Community Affairs Single Mortgage Revenue VRDO	0.020%	11/6/15		34,015	34,015
1 Texas GO TOB VRDO	0.010%	11/6/15		29,510	29,510
1 Texas GO TOB VRDO	0.030%	11/6/15		7,900	7,900
Texas GO VRDO	0.010%	11/6/15		51,475	51,475
Texas Public Finance Authority GO CP	0.030%	11/17/15		15,000	15,000
Texas Transportation Commission Mobility Fund GO	5.000%	4/1/16	(Prere.)	30,010	30,606
1 Texas Transportation Commission Mobility Fund GO TOB VRDO	0.010%	11/6/15		14,005	14,005
1 Texas Transportation Commission Mobility Fund GO TOB VRDO	0.020%	11/6/15		20,410	20,410
Texas Transportation Commission Mobility Fund GO VRDO	0.010%	11/6/15		27,800	27,800
Texas Transportation Commission Revenue	5.000%	4/1/16	(Prere.)	1,645	1,677
1 Texas Transportation Commission Revenue TOB VRDO	0.010%	11/6/15		20,180	20,180
1 Texas Transportation Commission Revenue TOB VRDO	0.020%	11/6/15		13,660	13,660
Texas Water Development Board Revenue	5.000%	7/15/16		1,400	1,447
1 Texas Water Development Board Revenue TOB VRDO	0.010%	11/6/15		10,940	10,940
Trinity River Authority of Texas Central Regional Wastewater System Revenue CP	0.130%	11/19/15		15,000	15,000
1 University of Texas Permanent University Fund Revenue TOB VRDO	0.010%	11/6/15		12,560	12,560
University of Texas System Revenue Financing System Revenue VRDO	0.010%	11/6/15		71,935	71,935
Waco TX Health Facilities Development Corp. Revenue (Hillcrest Health System, Inc.)	5.000%	8/1/16	(Prere.)	1,475	1,525
					1,188,320
Utah (0.8%)
Emery County UT Pollution Control Revenue (PacifiCorp Projects) VRDO	0.020%	11/6/15	LOC	12,500	12,500
Murray UT Hospital Revenue (IHC Health Services) VRDO	0.010%	11/6/15		50,000	50,000
1 Utah County UT Hospital Revenue (IHC Health Services, Inc.) TOB VRDO	0.020%	11/6/15		11,670	11,670
1 Utah Housing Corp. Single Family Mortgage Revenue TOB VRDO	0.530%	11/6/15		640	640
Utah Housing Finance Agency Single Family Mortgage Revenue VRDO	0.020%	11/6/15		4,805	4,805
Utah Housing Finance Agency Single Family Mortgage Revenue VRDO	0.080%	11/6/15		2,300	2,300
1 Utah Transit Authority Sales Tax Revenue TOB VRDO	0.010%	11/6/15		10,690	10,690
1 Utah Transit Authority Sales Tax Revenue TOB VRDO	0.010%	11/6/15		16,770	16,770
1 Utah Transit Authority Sales Tax Revenue TOB VRDO	0.020%	11/6/15		3,300	3,300
1 Utah Transit Authority Sales Tax Revenue TOB VRDO	0.060%	11/6/15		9,720	9,720
Utah Water Finance Agency Revenue VRDO	0.020%	11/6/15		9,730	9,730
					132,125
Vermont (0.3%)
Vermont Educational & Health Buildings Financing Agency Hospital Revenue
(Fletcher Allen Health Care Project) VRDO	0.010%	11/6/15	LOC	36,060	36,060
Vermont Municipal Bond Bank Revenue	5.000%	12/1/15	(Prere.)	1,000	1,004
Vermont Municipal Bond Bank Revenue	5.000%	12/1/15	(Prere.)	2,070	2,078
Vermont Municipal Bond Bank Revenue	5.000%	12/1/15	(Prere.)	2,065	2,073
Vermont Municipal Bond Bank Revenue	5.000%	12/1/15	(Prere.)	1,935	1,943
					43,158
Virginia (1.7%)
Capital Beltway Funding Corp. Virginia Toll Revenue (I-495 HOT Lanes Project) VRDO	0.010%	11/6/15	LOC	10,000	10,000
Capital Region Airport Commission Virginia Passenger Facility Charge Revenue VRDO	0.050%	11/6/15	LOC	12,750	12,750
Fairfax County VA GO	4.000%	10/1/16		21,060	21,770
Fairfax County VA Industrial Development Authority Hospital Revenue
(Inova Health System Hospital Project) VRDO	0.020%	11/6/15		24,150	24,150
Hampton VA GO	5.000%	1/15/16		3,275	3,307
1 Hampton VA Roads Sanitation District Wastewater Revenue TOB VRDO	0.010%	11/6/15		18,815	18,815
Hanover County VA Economic Development Authority Revenue
(Bon Secours Health System Inc.) VRDO	0.010%	11/6/15	LOC	14,300	14,300
1 Newport News VA GO TOB VRDO	0.020%	11/6/15		10,600	10,600
Norfolk VA GO VRDO	0.010%	11/6/15		22,910	22,910

24

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Stafford County VA Industrial Development Authority Revenue
(VML/VACo Commonwealth Loan Program) VRDO	0.020%	11/6/15	LOC	2,220	2,220
1 University of Virginia Revenue TOB VRDO	0.010%	11/6/15		22,245	22,245
Virginia Beach VA GO	5.000%	3/1/16		2,160	2,194
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/16		5,000	5,060
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/16		1,000	1,039
1 Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program) TOB VRDO	0.010%	11/6/15		12,000	12,000
Virginia College Building Authority Revenue (Liberty University) (Extendible) CP	0.190%	5/1/16		32,500	32,500
1 Virginia Commonwealth Transportation Board Revenue TOB VRDO	0.020%	11/6/15		3,000	3,000
1 Virginia Housing Development Authority Commonwealth Mortgage Revenue TOB VRDO	0.030%	11/6/15		5,000	5,000
Virginia Public Building Authority Public Facilities Revenue VRDO	0.010%	11/6/15		49,800	49,800
Virginia Public School Authority Revenue	5.000%	4/15/16		3,910	3,994
1 Virginia Resources Authority Clean Water Revenue (State Revolving Fund) TOB VRDO	0.010%	11/6/15		8,900	8,900
1 Virginia Resources Authority Clean Water Revenue (State Revolving Fund) TOB VRDO	0.010%	11/6/15		9,490	9,490
					296,044
Washington (1.8%)
1 Central Puget Sound WA Regional Transit Authority Sales & Use Tax Revenue TOB VRDO	0.020%	11/2/15		9,195	9,195
1 Central Puget Sound WA Regional Transit Authority Sales & Use Tax Revenue TOB VRDO	0.020%	11/6/15		2,885	2,885
Chelan County WA Public Utility District No. 1 Consolidated System Revenue VRDO	0.010%	11/6/15		25,350	25,350
1 Grant County WA Public Utility District No. 2 Electric System Revenue
(Wanapum Hydroelectric Development Revenue) TOB VRDO	0.010%	11/2/15	LOC	8,000	8,000
1 King County WA Sewer Revenue TOB VRDO	0.010%	11/6/15		2,100	2,100
1 Northwest Energy Washington Electric Revenue (Columbia Generating Station) TOB VRDO	0.020%	11/6/15		2,750	2,750
1 Seattle WA Drain & Wastewater Revenue TOB VRDO	0.010%	11/6/15		9,815	9,815
1 Seattle WA Drain & Wastewater Revenue TOB VRDO	0.010%	11/6/15		19,300	19,300
Tacoma WA Housing Authority Revenue (Sunset Apartment Projects) VRDO	0.030%	11/6/15	LOC	13,100	13,100
Tacoma WA School District No. 10 (Pierce County) GO	1.000%	12/1/15		16,025	16,036
1 Washington GO TOB VRDO	0.010%	11/6/15		10,370	10,370
1 Washington GO TOB VRDO	0.010%	11/6/15		14,945	14,945
1 Washington GO TOB VRDO	0.020%	11/6/15		5,100	5,100
1 Washington GO TOB VRDO	0.020%	11/6/15		4,700	4,700
1 Washington GO TOB VRDO	0.020%	11/6/15		2,000	2,000
1 Washington Health Care Facilities Authority Revenue
(Children’s Hospital & Regional Medical Center) TOB VRDO	0.030%	11/6/15		18,100	18,100
1 Washington Health Care Facilities Authority Revenue
(Providence Health & Services) TOB VRDO	0.010%	11/6/15		12,475	12,475
1 Washington Health Care Facilities Authority Revenue
(Providence Health & Services) TOB VRDO	0.010%	11/6/15		8,610	8,610
Washington Health Care Facilities Authority Revenue
(Providence Health & Services) VRDO	0.040%	11/6/15		73,250	73,250
Washington Higher Education Facilities Authority Revenue (Seattle University) VRDO	0.010%	11/6/15	LOC	14,765	14,765
Washington Higher Education Facilities Authority Revenue (Whitman College Project) VRDO	0.010%	11/6/15		13,700	13,700
Washington Housing Finance Commission Multi-Family Housing Revenue
(New Haven Apartments Project) VRDO	0.020%	11/6/15	LOC	4,000	4,000
Washington Housing Finance Commission Multi-Family Housing Revenue
(Vintage at Silverdale Senior Living Project) VRDO	0.030%	11/6/15	LOC	14,880	14,880
Washington Housing Finance Commission Nonprofit Revenue
(The Overlake School Project) VRDO	0.020%	11/6/15	LOC	4,700	4,700
Washington Housing Finance Commission Nonprofit Revenue
(The Overlake School Project) VRDO	0.020%	11/6/15	LOC	3,870	3,870
					313,996
West Virginia (0.5%)
West Virginia Hospital Finance Authority Hospital Revenue
(Cabell Huntington Hospital Inc.) VRDO	0.020%	11/6/15	LOC	8,800	8,800
West Virginia Hospital Finance Authority Hospital Revenue
(Charleston Area Medical Center Inc.) VRDO	0.010%	11/6/15	LOC	77,640	77,640
					86,440
Wisconsin (3.9%)
Central Brown County WI Water Authority Water System Revenue	5.000%	12/1/15	(Prere.)	1,275	1,280
Madison WI GO	3.000%	10/1/16		10,090	10,337
Madison WI Metropolitan School District TRAN	2.000%	9/8/16		52,500	53,249
Milwaukee WI (Extendible) CP	0.090%	6/6/16		20,000	20,000
Milwaukee WI (Extendible) CP	0.110%	6/27/16		25,000	25,000
Milwaukee WI RAN	2.000%	6/30/16		19,500	19,728
Milwaukee WI Redevelopment Authority Redevelopment Lease Revenue
(University Wisconsin Kenilworth Project) VRDO	0.010%	11/6/15	LOC	5,490	5,490

25

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Racine WI GO	2.000%	8/15/16		2,500	2,505
University of Wisconsin Hospitals & Clinics Authority Revenue VRDO	0.010%	11/6/15	LOC	27,675	27,675
1 Wisconsin Annual Appropriation Revenue TOB VRDO	0.020%	11/6/15		11,085	11,085
Wisconsin Department of Transportation Revenue CP	0.100%	2/2/16		17,500	17,500
Wisconsin GO	4.000%	5/1/16		5,000	5,094
Wisconsin GO	5.000%	5/1/16		1,000	1,023
Wisconsin GO	5.000%	5/1/16		9,500	9,727
Wisconsin GO	5.000%	5/1/16		5,025	5,145
Wisconsin GO	5.000%	5/1/16		4,600	4,710
Wisconsin GO CP	0.080%	6/27/16		12,500	12,500
Wisconsin GO CP	0.080%	7/2/16		25,000	25,000
Wisconsin GO CP	0.090%	7/2/16		50,000	50,000
Wisconsin GO CP	0.090%	7/3/16		27,200	27,200
Wisconsin GO CP	0.090%	7/4/16		25,000	25,000
Wisconsin GO CP	0.090%	7/9/16		83,372	83,372
Wisconsin GO CP	0.090%	7/10/16		63,082	63,082
Wisconsin GO CP	0.090%	7/16/16		12,500	12,500
1 Wisconsin GO TOB VRDO	0.010%	11/6/15		18,825	18,825
1 Wisconsin Health & Educational Facilities Authority Revenue
(Ascension Health Credit Group) TOB VRDO	0.020%	11/6/15		750	750
Wisconsin Health & Educational Facilities Authority Revenue (Gundersen Lutheran) VRDO	0.020%	11/6/15	LOC	22,000	22,000
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000%	11/15/15		1,400	1,402
Wisconsin Health & Educational Facilities Authority Revenue
(Medical College Wisconsin) VRDO	0.010%	11/6/15	LOC	16,000	16,000
1 Wisconsin Housing & Economic Development Authority Home Ownership Revenue
TOB VRDO	0.070%	11/6/15		1,590	1,590
Wisconsin Housing & Economic Development Authority Home Ownership Revenue VRDO	0.020%	11/6/15		50,900	50,900
Wisconsin Housing & Economic Development Authority Home Ownership Revenue VRDO	0.020%	11/6/15		14,100	14,100
Wisconsin Housing & Economic Development Authority Multi-Family Revenue VRDO	0.010%	11/6/15		23,115	23,115
					666,884
Wyoming (0.1%)
Converse County WY Pollution Control Revenue (PacifiCorp Projects) VRDO	0.010%	11/6/15	LOC	16,000	16,000
Sweetwater County WY Pollution Control Revenue (PacifiCorp Projects) VRDO	0.020%	11/2/15	LOC	8,100	8,100
					24,100
Total Tax-Exempt Municipal Bonds (Cost $17,004,830)					17,004,830

26

Tax-Exempt Money Market Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (4.7%)
Money Market Fund (4.7%)
4 Vanguard Municipal Cash Management Fund (Cost $806,572)	0.019%	806,572,152	806,572
Total Investments (103.4%) (Cost $17,811,402)			17,811,402

			Amount
			($000)
Other Assets and Liabilities (-3.4%)
Other Assets
Investment in Vanguard			1,586
Receivables for Investment Securities Sold			20,275
Receivables for Accrued Income			18,992
Receivables for Capital Shares Issued			45,483
Other Assets			14,950
Total Other Assets			101,286
Liabilities
Payables for Investment Securities Purchased			(649,544)
Payables for Capital Shares Redeemed			(21,322)
Payables for Distributions			(4)
Payables to Vanguard			(20,225)
Total Liabilities			(691,095)
Net Assets (100%)
Applicable to 17,219,622,430 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			17,221,593
Net Asset Value Per Share			$1.00

At October 31, 2015, net assets consisted of:
			Amount
			($000)
Paid-in Capital			17,221,572
Undistributed Net Investment Income			21
Accumulated Net Realized Gains			—
Net Assets			17,221,593

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate value of these securities was $5,039,348,000, representing 29.3% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2015.
3 Adjustable-rate security.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

27

Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT – Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

28

Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Interest[1]	14,418
Total Income	14,418
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,533
Management and Administrative	18,534
Marketing and Distribution	4,090
Custodian Fees	175
Auditing Fees	29
Shareholders’ Reports	276
Trustees’ Fees and Expenses	12
Total Expenses	26,649
Expense Reduction—Note B	(14,003)
Net Expenses	12,646
Net Investment Income	1,772
Realized Net Gain (Loss) on
Investment Securities Sold	27
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,799
1 Interest income from an affiliated company of the fund was $286,000.

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,772	1,791
Realized Net Gain (Loss)	27	(10)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,799	1,781
Distributions
Net Investment Income	(1,751)	(1,791)
Realized Capital Gain	—	—
Total Distributions	(1,751)	(1,791)
Capital Share Transactions (at $1.00 per share)
Issued	16,617,253	16,146,472
Issued in Lieu of Cash Distributions	1,697	1,737
Redeemed	(16,790,319)	(16,874,230)
Net Increase (Decrease) from Capital Share Transactions	(171,369)	(726,021)
Total Increase (Decrease)	(171,321)	(726,031)
Net Assets
Beginning of Period	17,392,914	18,118,945
End of Period[1]	17,221,593	17,392,914
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $21,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0001	.0002	.0004	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0001	.0002	.0004	.001
Distributions
Dividends from Net Investment Income	(.0001)	(.0001)	(.0002)	(.0004)	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0001)	(.0001)	(.0002)	(.0004)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.01%	0.01%	0.02%	0.04%	0.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,222	$17,393	$18,119	$17,004	$17,593
Ratio of Expenses to Average Net Assets	0.07%[2]	0.09%[2]	0.13%[2]	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.02%	0.04%	0.09%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.15% in 2015, 0.16% in 2014, and 0.16% in 2013. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of many municipal issuers; the issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $1,586,000, representing 0.01% of the fund’s net assets and 0.63% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended October 31, 2015, Vanguard’s expenses were reduced by $14,003,000 (an effective annual rate of 0.08% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

31

Tax-Exempt Money Market Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The fund’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the fund’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

32

Short-Term Tax-Exempt Fund

Fund Profile
As of October 31, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWSTX	VWSUX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	0.30%	0.43%

Financial Attributes
		Barclays
		1 Year	Barclays
		Municipal	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	1,631	3,997	47,610
Yield to Maturity
(before expenses)	0.6%	0.6%	2.2%
Average Coupon	2.7%	4.7%	4.8%
Average Duration	1.1 years	1.4 years	6.7 years
Average Stated
Maturity	1.6 years	1.5 years	13.0 years
Short-Term Reserves	15.4%	—	—

Largest Area Concentrations[2]

New York	17.3%
Texas	12.5
California	10.7
Pennsylvania	5.1
Illinois	4.7
Connecticut	4.4
New Jersey	4.3
Florida	4.0
Massachusetts	3.8
Georgia	3.5
Top Ten	70.3%

Volatility Measures
	Barclays
	1 Year	Barclays
	Municipal	Municipal
	Bond Index	Bond Index
R-Squared	0.44	0.59
Beta	1.34	0.08

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity (% of portfolio)

Under 6 Months	31.6%
6 Months–1 Year	8.1
1–2 Years	22.4
2–3 Years	21.7
3–4 Years	11.7
4–5 Years	4.1
Over 5 Years	0.4

Distribution by Credit Quality (% of portfolio)

AAA	19.3%
AA	58.2
A	16.9
BBB	3.7
BB	0.4
Not Rated	1.5

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 24, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratios were 0.20% for the Investor Shares and 0.12% for the Admiral Shares.

2 Percentage of net assets, excluding any futures contracts.

33

Short-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2005–October 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Tax-Exempt Fund Investor Shares	0.51%	0.77%	1.98%	$12,165
Barclays 1 Year Municipal Bond Index	0.76	0.88	2.16	12,380
1–2 Year Municipal Funds Average[1]	0.17	0.63	0.72	10,746
Barclays Municipal Bond Index	2.87	4.28	4.74	15,891

				Final Value
				of a $50,000
	One Year	Five Years	Ten Years	Investment
Short-Term Tax-Exempt Fund Admiral Shares	0.59%	0.86%	2.06%	$61,299
Barclays 1 Year Municipal Bond Index	0.76	0.88	2.16	61,899
Barclays Municipal Bond Index	2.87	4.28	4.74	79,453

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

34

Short-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): October 31, 2005–October 31, 2015

				Barclays
				1 Year
				Municipal
	Investor Shares			Bond Index
	Income	Capital	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2006	2.90%	0.32%	3.22%	3.05%
2007	3.44	0.26	3.70	3.82
2008	3.30	0.38	3.68	4.22
2009	2.31	1.28	3.59	4.40
2010	1.38	0.44	1.82	1.81
2011	1.23	-0.31	0.92	1.18
2012	1.08	0.19	1.27	1.01
2013	0.89	-0.38	0.51	0.74
2014	0.72	-0.06	0.66	0.72
2015	0.70	-0.19	0.51	0.76

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year Five Years		Income	Capital	Total
Investor Shares	9/1/1977	0.45%	0.76%	1.80%	0.17%	1.97%
Admiral Shares	2/12/2001	0.53	0.84	1.88	0.17	2.05

35

Short-Term Tax-Exempt Fund

Financial Statements

The Statement of Net Assets—an integral part of the Financial Statements for Vanguard Short-Term
Tax-Exempt Fund—is included as an insert to this report.

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Interest[1]	112,476
Total Income	112,476
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,268
Management and Administrative—
Investor Shares	2,406
Management and Administrative—
Admiral Shares	10,006
Marketing and Distribution—
Investor Shares	371
Marketing and Distribution—
Admiral Shares	1,838
Custodian Fees	132
Auditing Fees	33
Shareholders’ Reports—Investor Shares	64
Shareholders’ Reports—Admiral Shares	89
Trustees’ Fees and Expenses	8
Total Expenses	16,215
Net Investment Income	96,261
Realized Net Gain (Loss)
Investment Securities Sold	1,757
Futures Contracts	1,430
Realized Net Gain (Loss)	3,187
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(29,986)
Net Increase (Decrease) in Net Assets
Resulting from Operations	69,462
1 Interest income from an affiliated company of the fund was $119,000.

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	96,261	100,203
Realized Net Gain (Loss)	3,187	2,552
Change in Unrealized Appreciation (Depreciation)	(29,986)	(5,023)
Net Increase (Decrease) in Net Assets Resulting from Operations	69,462	97,732
Distributions
Net Investment Income
Investor Shares	(10,509)	(12,900)
Admiral Shares	(85,757)	(87,303)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(96,266)	(100,203)
Capital Share Transactions
Investor Shares	(342,747)	(109,064)
Admiral Shares	(47,403)	861,870
Net Increase (Decrease) from Capital Share Transactions	(390,150)	752,806
Total Increase (Decrease)	(416,954)	750,335
Net Assets
Beginning of Period	12,812,108	12,061,773
End of Period[1]	12,395,154	12,812,108
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($3,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Short-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.86	$15.87	$15.93	$15.90	$15.95
Investment Operations
Net Investment Income	.110	.115	.141	.171	.196
Net Realized and Unrealized Gain (Loss)
on Investments	(.030)	(.010)	(.060)	.030	(.050)
Total from Investment Operations	.080	.105	.081	.201	.146
Distributions
Dividends from Net Investment Income	(.110)	(.115)	(.141)	(.171)	(.196)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.110)	(.115)	(.141)	(.171)	(.196)
Net Asset Value, End of Period	$15.83	$15.86	$15.87	$15.93	$15.90

Total Return[1]	0.51%	0.66%	0.51%	1.27%	0.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,366	$1,713	$1,822	$2,103	$2,668
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.70%	0.72%	0.89%	1.07%	1.23%
Portfolio Turnover Rate	32%	27%	30%	29%	28%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.86	$15.87	$15.93	$15.90	$15.95
Investment Operations
Net Investment Income	.123	.128	.154	.183	.209
Net Realized and Unrealized Gain (Loss)
on Investments	(.030)	(.010)	(.060)	.030	(.050)
Total from Investment Operations	.093	.118	.094	.213	.159
Distributions
Dividends from Net Investment Income	(.123)	(.128)	(.154)	(.183)	(.209)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.123)	(.128)	(.154)	(.183)	(.209)
Net Asset Value, End of Period	$15.83	$15.86	$15.87	$15.93	$15.90

Total Return[1]	0.59%	0.74%	0.59%	1.35%	1.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,029	$11,100	$10,240	$9,351	$8,561
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	0.78%	0.80%	0.97%	1.15%	1.31%
Portfolio Turnover Rate	32%	27%	30%	29%	28%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Short-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Short-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of many municipal issuers; the issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% and 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at October 31, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

38

Short-Term Tax-Exempt Fund

6. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $1,137,000, representing 0.01% of the fund’s net assets and 0.45% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	12,397,138	—
Temporary Cash Investments	96,472	—	—
Futures Contracts—Liabilities[1]	(48)	—	—
Total	96,424	12,397,138	—
1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used capital loss carryforwards of $2,510,000 to offset taxable capital gains realized during the year ended October 31, 2015. At October 31, 2015, the fund had available capital losses totaling $13,077,000 to offset future net capital gains. Of this amount, $13,077,000 is subject to expiration dates; $2,332,000 may be used to offset future net capital gains through October 31, 2018, and $10,745,000 through October 31, 2019.

Capital loss carryforwards of $242,000 expired on October 31, 2015; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

39

Short-Term Tax-Exempt Fund

At October 31, 2015, the cost of investment securities for tax purposes was $12,446,238,000. Net unrealized appreciation of investment securities for tax purposes was $47,372,000, consisting of unrealized gains of $56,989,000 on securities that had risen in value since their purchase and $9,617,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2015, the fund purchased $3,974,077,000 of investment securities and sold $3,025,251,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	401,348	25,349	688,453	43,385
Issued in Lieu of Cash Distributions	8,366	529	10,133	639
Redeemed	(752,461)	(47,532)	(807,650)	(50,899)
Net Increase (Decrease) —Investor Shares	(342,747)	(21,654)	(109,064)	(6,875)
Admiral Shares
Issued	4,552,621	287,626	4,877,636	307,406
Issued in Lieu of Cash Distributions	61,696	3,898	65,029	4,099
Redeemed	(4,661,720)	(294,494)	(4,080,795)	(257,182)
Net Increase (Decrease) —Admiral Shares	(47,403)	(2,970)	861,870	54,323

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

40

Limited-Term Tax-Exempt Fund

Fund Profile
As of October 31, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMLTX	VMLUX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	0.75%	0.86%

Financial Attributes
		Barclays
		1–5 Year	Barclays
		Municipal	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	3,064	15,877	47,610
Yield to Maturity
(before expenses)	1.0%	1.1%	2.2%
Average Coupon	3.7%	4.8%	4.8%
Average Duration	2.5 years	2.8 years	6.7 years
Average Stated
Maturity	3.3 years	3.3 years	13.0 years
Short-Term Reserves	8.3%	—	—

Largest Area Concentrations[2]

New York	14.1%
California	11.1
Texas	8.8
Pennsylvania	5.4
New Jersey	4.8
Massachusetts	4.3
Ohio	4.1
Illinois	4.0
Florida	4.0
Washington	3.0
Top Ten	63.6%

Volatility Measures
	Barclays
	1–5 Year	Barclays
	Municipal	Municipal
	Bond Index	Bond Index
R-Squared	0.96	0.73
Beta	1.04	0.29
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity (% of portfolio)

Under 6 Months	13.5%
6 Months–1 Year	4.7
1–2 Years	14.4
2–3 Years	16.8
3–4 Years	14.3
4–5 Years	15.3
Over 5 Years	21.0

Distribution by Credit Quality (% of portfolio)

AAA	22.0%
AA	52.3
A	20.0
BBB	4.5
BB	0.5
B or Lower	0.1
Not Rated	0.6

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 24, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratios were 0.20% for the Investor Shares and 0.12% for the Admiral Shares.
2 Percentage of net assets, excluding any futures contracts.

41

Limited-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2005–October 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Limited-Term Tax-Exempt Fund
Investor Shares	1.15%	1.60%	2.75%	$13,120
Barclays 1–5 Year Municipal Bond Index	1.39	1.92	3.25	13,775
1–5 Year Municipal Funds Average[1]	0.56	1.24	2.11	12,320
Barclays Municipal Bond Index	2.87	4.28	4.74	15,891

				Final Value
				of a $50,000
	One Year	Five Years	Ten Years	Investment
Limited-Term Tax-Exempt Fund Admiral Shares	1.23%	1.68%	2.83%	$66,111
Barclays 1–5 Year Municipal Bond Index	1.39	1.92	3.25	68,876
Barclays Municipal Bond Index	2.87	4.28	4.74	79,453

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

42

Limited-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): October 31, 2005–October 31, 2015

				Barclays
				1–5 Year
				Municipal
	Investor Shares			Bond Index
	Income	Capital	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2006	3.28%	0.09%	3.37%	3.43%
2007	3.53	0.09	3.62	3.90
2008	3.43	-0.75	2.68	3.92
2009	2.92	3.00	5.92	7.51
2010	2.40	1.64	4.04	4.32
2011	2.25	-0.72	1.53	2.15
2012	1.94	0.99	2.93	3.17
2013	1.67	-1.07	0.60	0.93
2014	1.63	0.18	1.81	1.98
2015	1.51	-0.36	1.15	1.39

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	8/31/1987	1.07%	1.56%	2.46%	0.25%	2.71%
Admiral Shares	2/12/2001	1.15	1.64	2.54	0.25	2.79

43

Limited-Term Tax-Exempt Fund

Financial Statements

The Statement of Net Assets—an integral part of the Financial Statements for Vanguard Limited-Term
Tax-Exempt Fund—is included as an insert to this report.

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Interest[1]	353,714
Total Income	353,714
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,073
Management and Administrative—
Investor Shares	3,379
Management and Administrative—
Admiral Shares	17,042
Marketing and Distribution—
Investor Shares	514
Marketing and Distribution—
Admiral Shares	2,880
Custodian Fees	210
Auditing Fees	33
Shareholders’ Reports—Investor Shares	184
Shareholders’ Reports—Admiral Shares	210
Trustees’ Fees and Expenses	13
Total Expenses	26,538
Net Investment Income	327,176
Realized Net Gain (Loss)
Investment Securities Sold	5,384
Futures Contracts	(2,382)
Realized Net Gain (Loss)	3,002
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(74,572)
Futures Contracts	(4)
Change in Unrealized Appreciation
(Depreciation)	(74,576)
Net Increase (Decrease) in Net Assets
Resulting from Operations	255,602
1 Interest income from an affiliated company of the fund was $208,000.

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	327,176	313,353
Realized Net Gain (Loss)	3,002	(11,932)
Change in Unrealized Appreciation (Depreciation)	(74,576)	39,883
Net Increase (Decrease) in Net Assets Resulting from Operations	255,602	341,304
Distributions
Net Investment Income
Investor Shares	(32,569)	(37,104)
Admiral Shares	(294,569)	(276,249)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(327,138)	(313,353)
Capital Share Transactions
Investor Shares	(192,840)	(127,025)
Admiral Shares	1,477,195	2,319,999
Net Increase (Decrease) from Capital Share Transactions	1,284,355	2,192,974
Total Increase (Decrease)	1,212,819	2,220,925
Net Assets
Beginning of Period	19,861,604	17,640,679
End of Period[1]	21,074,423	19,861,604
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Limited-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.08	$11.06	$11.18	$11.07	$11.15
Investment Operations
Net Investment Income	.166	.178	.186	.212	.247
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	.020	(.120)	.110	(.080)
Total from Investment Operations	.126	.198	.066	.322	.167
Distributions
Dividends from Net Investment Income	(.166)	(.178)	(.186)	(.212)	(.247)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.166)	(.178)	(.186)	(.212)	(.247)
Net Asset Value, End of Period	$11.04	$11.08	$11.06	$11.18	$11.07

Total Return[1]	1.15%	1.81%	0.60%	2.93%	1.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,040	$2,241	$2,364	$2,779	$3,123
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.51%	1.61%	1.67%	1.90%	2.24%
Portfolio Turnover Rate	16%	15%	14%	15%	14%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.08	$11.06	$11.18	$11.07	$11.15
Investment Operations
Net Investment Income	.175	.187	.195	.221	.256
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	.020	(.120)	.110	(.080)
Total from Investment Operations	.135	.207	.075	.331	.176
Distributions
Dividends from Net Investment Income	(.175)	(.187)	(.195)	(.221)	(.256)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.175)	(.187)	(.195)	(.221)	(.256)
Net Asset Value, End of Period	$11.04	$11.08	$11.06	$11.18	$11.07

Total Return[1]	1.23%	1.89%	0.68%	3.01%	1.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,035	$17,621	$15,276	$13,970	$11,463
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.59%	1.69%	1.75%	1.98%	2.32%
Portfolio Turnover Rate	16%	15%	14%	15%	14%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Limited-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Limited-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of many municipal issuers; the issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the h igher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

46

Limited-Term Tax-Exempt Fund

6. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $1,927,000, representing 0.01% of the fund’s net assets and 0.77% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	20,373,579	—
Temporary Cash Investments	587,561	—	—
Futures Contracts—Assets[1]	154	—	—
Futures Contracts—Liabilities[1]	(81)	—	—
Total	587,634	20,373,579	—
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	December 2015	786	100,362	(4)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

47

Limited-Term Tax-Exempt Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

At October 31, 2015, the fund had available capital losses totaling $87,904,000 to offset future net capital gains. Of this amount, $63,911,000 is subject to expiration dates; $2,743,000 may be used to offset future net capital gains through October 31, 2016, $29,711,000 through October 31, 2017, $4,375,000 through October 31, 2018, and $27,082,000 through October 31, 2019. Capital losses of $23,993,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010,but must be used before any expiring loss carryforwards. Capital loss carryforwards of $12,485,000 expired on October 31, 2015; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

The fund had realized losses totaling $1,221,000 through October 31, 2015, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At October 31, 2015, the cost of investment securities for tax purposes was $20,671,889,000.

Net unrealized appreciation of investment securities for tax purposes was $289,251,000, consisting of unrealized gains of $318,379,000 on securities that had risen in value since their purchase and $29,128,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2015, the fund purchased $5,125,902,000 of investment securities and sold $2,870,274,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	627,205	56,868	784,589	70,888
Issued in Lieu of Cash Distributions	26,273	2,382	30,097	2,720
Redeemed	(846,318)	(76,753)	(941,711)	(85,092)
Net Increase (Decrease) —Investor Shares	(192,840)	(17,503)	(127,025)	(11,484)
Admiral Shares
Issued	6,609,624	599,271	6,227,111	562,633
Issued in Lieu of Cash Distributions	218,176	19,781	206,336	18,643
Redeemed	(5,350,605)	(485,455)	(4,113,448)	(371,810)
Net Increase (Decrease) —Admiral Shares	1,477,195	133,597	2,319,999	209,466

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

48

Intermediate-Term Tax-Exempt Fund

Fund Profile
As of October 31, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWITX	VWIUX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	1.58%	1.66%

Financial Attributes
		Barclays
		1–15 Year	Barclays
		Municipal	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	5,161	38,696	47,610
Yield to Maturity
(before expenses)	1.9%	1.8%	2.2%
Average Coupon	4.5%	4.8%	4.8%
Average Duration	4.9 years	4.9 years	6.7 years
Average Stated
Maturity	8.6 years	8.0 years	13.0 years
Short-Term Reserves	4.4%	—	—

Largest Area Concentrations[2]

New York	15.2%
California	12.1
Texas	9.3
Illinois	6.1
Florida	5.9
Pennsylvania	3.8
New Jersey	3.4
Massachusetts	3.3
Michigan	3.2
Washington	2.9
Top Ten	65.2%

Volatility Measures
	Barclays
	1–15 Year	Barclays
	Municipal	Municipal
	Bond Index	Bond Index
R-Squared	0.99	0.99
Beta	1.16	0.88
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity (% of portfolio)

Under 1 Year	8.6%
1–3 Years	10.1
3–5 Years	12.2
5–10 Years	28.3
10–20 Years	40.3
20–30 Years	0.5

Distribution by Credit Quality (% of portfolio)

AAA	21.1%
AA	54.2
A	19.5
BBB	3.5
BB	0.5
B or Lower	0.1
Not Rated	1.1

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 24, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratios were 0.20% for the Investor Shares and 0.12% for the Admiral Shares.

2 Percentage of net assets, excluding any futures contracts.

49

Intermediate-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2005–October 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Intermediate-Term Tax-Exempt Fund
Investor Shares	2.44%	3.81%	4.35%	$15,315
Barclays 1–15 Year Municipal Bond Index	2.46	3.62	4.46	15,466
Intermediate Municipal Funds Average[1]	1.37	3.05	3.65	14,309
Barclays Municipal Bond Index	2.87	4.28	4.74	15,891

				Final Value
				of a $50,000
	One Year	Five Years	Ten Years	Investment
Intermediate-Term Tax-Exempt Fund Admiral Shares	2.53%	3.89%	4.44%	$77,172
Barclays 1–15 Year Municipal Bond Index	2.46	3.62	4.46	77,332
Barclays Municipal Bond Index	2.87	4.28	4.74	79,453

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

50

Intermediate-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): October 31, 2005–October 31, 2015
				Barclays
				1–15 Year
				Municipal
	Investor Shares			Bond Index
	Income	Capital	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2006	4.31%	0.83%	5.14%	4.91%
2007	4.16	-1.42	2.74	3.45
2008	3.99	-4.48	-0.49	0.88
2009	4.24	6.27	10.51	10.72
2010	3.81	3.14	6.95	6.81
2011	3.71	-0.36	3.35	3.62
2012	3.35	4.80	8.15	7.02
2013	3.00	-3.96	-0.96	-0.41
2014	3.28	3.03	6.31	5.56
2015	2.93	-0.49	2.44	2.46

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	9/1/1977	2.60%	3.66%	3.68%	0.58%	4.26%
Admiral Shares	2/12/2001	2.68	3.74	3.76	0.58	4.34

51

Intermediate-Term Tax-Exempt Fund

Financial Statements

The Statement of Net Assets—an integral part of the Financial Statements for Vanguard Intermediate-Term Tax-Exempt Fund—is included as an insert to this report.

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Interest[1]	1,320,122
Total Income	1,320,122
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4,214
Management and Administrative—
Investor Shares	7,443
Management and Administrative—
Admiral Shares	36,142
Marketing and Distribution—
Investor Shares	981
Marketing and Distribution—
Admiral Shares	4,753
Custodian Fees	422
Auditing Fees	34
Shareholders’ Reports—Investor Shares	260
Shareholders’ Reports—Admiral Shares	314
Trustees’ Fees and Expenses	28
Total Expenses	54,591
Net Investment Income	1,265,531
Realized Net Gain (Loss)
Investment Securities Sold	15,836
Futures Contracts	979
Realized Net Gain (Loss)	16,815
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(226,264)
Futures Contracts	(118)
Change in Unrealized Appreciation
(Depreciation)	(226,382)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,055,964
1 Interest income from an affiliated company of the fund was $486,000.

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,265,531	1,158,053
Realized Net Gain (Loss)	16,815	11,894
Change in Unrealized Appreciation (Depreciation)	(226,382)	1,052,444
Net Increase (Decrease) in Net Assets Resulting from Operations	1,055,964	2,222,391
Distributions
Net Investment Income
Investor Shares	(134,008)	(143,934)
Admiral Shares	(1,130,815)	(1,014,119)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(1,264,823)	(1,158,053)
Capital Share Transactions
Investor Shares	(195,148)	(372,441)
Admiral Shares	5,557,644	4,715,641
Net Increase (Decrease) from Capital Share Transactions	5,362,496	4,343,200
Total Increase (Decrease)	5,153,637	5,407,538
Net Assets
Beginning of Period	39,563,813	34,156,275
End of Period[1]	44,717,450	39,563,813
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $257,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

52

Intermediate-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.26	$13.84	$14.41	$13.75	$13.80
Investment Operations
Net Investment Income	.413	.440	.433	.449	.494
Net Realized and Unrealized Gain (Loss)
on Investments	(.070)	.420	(.570)	.660	(.050)
Total from Investment Operations	.343	.860	(.137)	1.109	.444
Distributions
Dividends from Net Investment Income	(.413)	(.440)	(.433)	(.449)	(.494)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.413)	(.440)	(.433)	(.449)	(.494)
Net Asset Value, End of Period	$14.19	$14.26	$13.84	$14.41	$13.75

Total Return[1]	2.44%	6.31%	-0.96%	8.15%	3.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,416	$4,637	$4,878	$6,976	$6,783
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.91%	3.13%	3.06%	3.15%	3.66%
Portfolio Turnover Rate	12%	12%	16%	11%	15%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.26	$13.84	$14.41	$13.75	$13.80
Investment Operations
Net Investment Income	.425	.451	.445	.460	.505
Net Realized and Unrealized Gain (Loss)
on Investments	(.070)	.420	(.570)	.660	(.050)
Total from Investment Operations	.355	.871	(.125)	1.120	.455
Distributions
Dividends from Net Investment Income	(.425)	(.451)	(.445)	(.460)	(.505)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.425)	(.451)	(.445)	(.460)	(.505)
Net Asset Value, End of Period	$14.19	$14.26	$13.84	$14.41	$13.75

Total Return[1]	2.53%	6.39%	-0.88%	8.24%	3.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40,302	$34,927	$29,278	$30,729	$24,140
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.99%	3.21%	3.14%	3.23%	3.74%
Portfolio Turnover Rate	12%	12%	16%	11%	15%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Intermediate-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Intermediate-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of many municipal issuers; the issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

54

Intermediate-Term Tax-Exempt Fund

6. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $4,061,000, representing 0.01% of the fund’s net assets and 1.62% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	43,489,716	—
Temporary Cash Investments	1,213,805	—	—
Futures Contracts—Assets[1]	268	—	—
Futures Contracts—Liabilities[1]	(376)	—	—
Total	1,213,697	43,486,716	—
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	December 2015	5,403	647,136	(6)
2-Year U.S. Treasury Note	December 2015	2,194	479,732	(138)
10-Year U.S. Treasury Note	December 2015	1,667	212,855	(9)
30-Year U.S. Treasury Bond	December 2015	(512)	(80,096)	35
				(118)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

55

Intermediate-Term Tax-Exempt Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used capital loss carryforwards of $6,465,000 to offset taxable capital gains realized during the year ended October 31, 2015. At October 31, 2015, the fund had available capital losses totaling $36,061,000 to offset future net capital gains. Of this amount, $30,029,000 is subject to expiration on October 31, 2019. Capital losses of $6,032,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At October 31, 2015, the cost of investment securities for tax purposes was $42,658,777,000. Net unrealized appreciation of investment securities for tax purposes was $2,044,744,000, consisting of unrealized gains of $2,084,073,000 on securities that had risen in value since their purchase and $39,329,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2015, the fund purchased $12,034,163,000 of investment securities and sold $4,832,171,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,130,585	79,643	1,173,942	83,460
Issued in Lieu of Cash Distributions	106,294	7,484	113,146	8,055
Redeemed	(1,432,027)	(101,123)	(1,659,529)	(118,679)
Net Increase (Decrease) —Investor Shares	(195,148)	(13,996)	(372,441)	(27,164)
Admiral Shares
Issued	9,658,491	680,355	8,657,035	616,998
Issued in Lieu of Cash Distributions	800,114	56,351	717,116	51,012
Redeemed	(4,900,961)	(345,664)	(4,658,510)	(333,588)
Net Increase (Decrease) —Admiral Shares	5,557,644	391,042	4,715,641	334,422

H. Management has determined that no material events or transactions occurred subsequent to
October 31, 2015, that would require recognition or disclosure in these financial statements.

56

Long-Term Tax-Exempt Fund

Fund Profile
As of October 31, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWLTX	VWLUX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	2.26%	2.34%

Financial Attributes
		Barclays
		Municipal
		Bond
	Fund	Index
Number of Bonds	1,315	47,610
Yield to Maturity
(before expenses)	2.5%	2.2%
Average Coupon	4.8%	4.8%
Average Duration	6.4 years	6.7 years
Average Stated Maturity	16.6 years	13.0 years
Short-Term Reserves	3.3%	—

Largest Area Concentrations[2]

California	16.6%
New York	15.4
Florida	8.2
Illinois	7.8
Texas	7.5
Pennsylvania	5.0
New Jersey	3.2
Michigan	2.6
Massachusetts	2.5
Washington	2.0
Top Ten	70.8%

Volatility Measures
Barclays
Municipal
Bond Index
R-Squared	0.99
Beta	1.18
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity (% of portfolio)

Under 1 Year	4.6%
1–3 Years	4.0
3–5 Years	3.6
5–10 Years	10.6
10–20 Years	40.5
20–30 Years	32.7
Over 30 Years	4.0

Distribution by Credit Quality (% of portfolio)

AAA	10.7%
AA	56.1
A	24.2
BBB	6.3
BB	0.7
B or Lower	0.1
Not Rated	1.9

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings,

Investment Focus

see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated February 24, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratios were 0.20% for the Investor Shares and 0.12% for the Admiral Shares.

2 Percentage of net assets, excluding any futures contracts.

57

Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2005–October 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Long-Term Tax-Exempt Fund
Investor Shares	3.19%	4.74%	4.74%	$15,896
Barclays Municipal Bond Index	2.87	4.28	4.74	15,891
General & Insured Municipal Debt
Funds Average[1]	2.48	4.24	4.03	14,848

				Final Value
				of a $50,000
	One Year	Five Years	Ten Years	Investment
Long-Term Tax-Exempt Fund Admiral Shares	3.27%	4.82%	4.82%	$80,096
Barclays Municipal Bond Index	2.87	4.28	4.74	79,453

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

58

Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): October 31, 2005–October 31, 2015
				Barclays
				Municipal
	Investor Shares			Bond Index
	Income	Capital	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2006	4.77%	1.37%	6.14%	5.75%
2007	4.57	-2.20	2.37	2.91
2008	4.28	-9.02	-4.74	-3.30
2009	5.09	8.23	13.32	13.60
2010	4.50	3.02	7.52	7.78
2011	4.36	-1.07	3.29	3.78
2012	4.07	6.20	10.27	9.03
2013	3.68	-5.75	-2.07	-1.72
2014	4.22	5.30	9.52	7.82
2015	3.73	-0.54	3.19	2.87

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	9/1/1977	3.55%	4.60%	4.32%	0.31%	4.63%
Admiral Shares	2/12/2001	3.63	4.68	4.40	0.31	4.71

59

Long-Term Tax-Exempt Fund

Financial Statements

The Statement of Net Assets—an integral part of the Financial Statements for Vanguard Long-Term
Tax-Exempt Fund—is included as an insert to this report.

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Interest[1]	338,726
Total Income	338,726
Expenses
The Vanguard Group—Note B
Investment Advisory Services	871
Management and Administrative—
Investor Shares	1,499
Management and Administrative—
Admiral Shares	7,469
Marketing and Distribution—
Investor Shares	193
Marketing and Distribution—
Admiral Shares	879
Custodian Fees	90
Auditing Fees	34
Shareholders’ Reports—Investor Shares	75
Shareholders’ Reports—Admiral Shares	71
Trustees’ Fees and Expenses	6
Total Expenses	11,187
Net Investment Income	327,539
Realized Net Gain (Loss)
Investment Securities Sold	20,148
Futures Contracts	246
Realized Net Gain (Loss)	20,394
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(64,834)
Futures Contracts	(23)
Change in Unrealized Appreciation
(Depreciation)	(64,857)
Net Increase (Decrease) in Net Assets
Resulting from Operations	283,076
1 Interest income from an affiliated company of the fund was $57,000.

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	327,539	322,049
Realized Net Gain (Loss)	20,394	26,700
Change in Unrealized Appreciation (Depreciation)	(64,857)	386,287
Net Increase (Decrease) in Net Assets Resulting from Operations	283,076	735,036
Distributions
Net Investment Income
Investor Shares	(34,634)	(37,837)
Admiral Shares	(292,289)	(284,212)
Realized Capital Gain[1]
Investor Shares	(2,184)	—
Admiral Shares	(17,592)	—
Total Distributions	(346,699)	(322,049)
Capital Share Transactions
Investor Shares	(22,477)	(79,730)
Admiral Shares	664,563	288,915
Net Increase (Decrease) from Capital Share Transactions	642,086	209,185
Total Increase (Decrease)	578,463	622,172
Net Assets
Beginning of Period	8,437,076	7,814,904
End of Period[2]	9,015,539	8,437,076
1 Includes fiscal 2015 short-term gain distributions totaling $8,716,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $36,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

60

Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.73	$11.14	$11.82	$11.13	$11.25
Investment Operations
Net Investment Income	.430	.450	.441	.437	.468
Net Realized and Unrealized Gain (Loss)
on Investments	(.063)	.590	(.680)	.690	(.120)
Total from Investment Operations	.367	1.040	(.239)	1.127	.348
Distributions
Dividends from Net Investment Income	(.430)	(.450)	(.441)	(.437)	(.468)
Distributions from Realized Capital Gains	(.027)	—	—	—	—
Total Distributions	(.457)	(.450)	(.441)	(.437)	(.468)
Net Asset Value, End of Period	$11.64	$11.73	$11.14	$11.82	$11.13

Total Return[1]	3.19%	9.52%	-2.07%	10.27%	3.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$928	$958	$988	$1,130	$1,100
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.69%	3.95%	3.84%	3.78%	4.33%
Portfolio Turnover Rate	18%	21%	35%	15%	19%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.73	$11.14	$11.82	$11.13	$11.25
Investment Operations
Net Investment Income	.439	.459	.450	.446	.477
Net Realized and Unrealized Gain (Loss)
on Investments	(.063)	.590	(.680)	.690	(.120)
Total from Investment Operations	.376	1.049	(.230)	1.136	.357
Distributions
Dividends from Net Investment Income	(.439)	(.459)	(.450)	(.446)	(.477)
Distributions from Realized Capital Gains	(.027)	—	—	—	—
Total Distributions	(.466)	(.459)	(.450)	(.446)	(.477)
Net Asset Value, End of Period	$11.64	$11.73	$11.14	$11.82	$11.13

Total Return[1]	3.27%	9.60%	-1.99%	10.36%	3.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,088	$7,480	$6,827	$7,039	$6,150
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.77%	4.03%	3.92%	3.86%	4.41%
Portfolio Turnover Rate	18%	21%	35%	15%	19%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

61

Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of many municipal issuers; the issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

62

Long-Term Tax-Exempt Fund

6. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $819,000, representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	8,897,741	—
Temporary Cash Investments	75,925	—	—
Futures Contracts—Assets[1]	61	—	—
Futures Contracts—Liabilities[1]	(50)	—	—
Total	75,936	8,897,741	—
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	December 2015	803	96,178	(24)
30-Year U.S. Treasury Note	December 2015	(20)	(3,129)	1
				(23)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

63

Long-Term Tax-Exempt Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $2,985,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2015, the fund had short-term and long-term capital gains of $553,000 and $11,717,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At October 31, 2015, the cost of investment securities for tax purposes was $8,411,546,000. Net unrealized appreciation of investment securities for tax purposes was $562,120,000, consisting of unrealized gains of $568,254,000 on securities that had risen in value since their purchase and $6,134,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2015, the fund purchased $2,350,926,000 of investment securities and sold $1,519,983,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	193,377	16,549	207,505	18,159
Issued in Lieu of Cash Distributions	29,539	2,530	29,949	2,621
Redeemed	(245,393)	(21,045)	(317,184)	(27,863)
Net Increase (Decrease) —Investor Shares	(22,477)	(1,966)	(79,730)	(7,083)
Admiral Shares
Issued	1,465,794	125,693	1,098,246	96,354
Issued in Lieu of Cash Distributions	199,970	17,129	182,196	15,931
Redeemed	(1,001,201)	(85,910)	(991,527)	(87,520)
Net Increase (Decrease) —Admiral Shares	664,563	56,912	288,915	24,765

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

64

High-Yield Tax-Exempt Fund

Fund Profile
As of October 31, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWAHX	VWALX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	2.71%	2.79%

Financial Attributes
		Barclays
		Municipal
		Bond
	Fund	Index
Number of Bonds	1,232	47,610
Yield to Maturity
(before expenses)	3.0%	2.2%
Average Coupon	4.7%	4.8%
Average Duration	6.4 years	6.7 years
Average Stated Maturity	16.6 years	13.0 years
Short-Term Reserves	5.8%	—

Largest Area Concentrations[2]

California	12.7%
New York	10.5
Texas	9.2
Illinois	8.1
New Jersey	7.8
Florida	5.9
Pennsylvania	5.4
Michigan	3.4
Indiana	2.6
Wisconsin	2.2
Top Ten	67.8%

Volatility Measures
Barclays
Municipal
Bond Index
R-Squared	0.98
Beta	1.18
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity (% of portfolio)

Under 1 Year	7.2%
1–3 Years	4.8
3–5 Years	5.7
5–10 Years	10.7
10–20 Years	31.4
20–30 Years	33.9
Over 30 Years	6.3

Distribution by Credit Quality (% of portfolio)

AAA	5.8%
AA	28.1
A	36.4
BBB	15.8
BB	4.0
B or Lower	2.3
Not Rated	7.6

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 24, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratios were 0.20% for the Investor Shares and 0.12% for the Admiral Shares.
2 Percentage of net assets, excluding any futures contracts.

65

High-Yield Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2005–October 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
High-Yield Tax-Exempt Fund Investor Shares	3.47%	5.07%	4.90%	$16,129
Barclays Municipal Bond Index	2.87	4.28	4.74	15,891
General & Insured Municipal Debt
Funds Average[1]	2.48	4.24	4.03	14,848

				Final Value
				of a $50,000
	One Year	Five Years	Ten Years	Investment
High-Yield Tax-Exempt Fund Admiral Shares	3.56%	5.15%	4.98%	$81,269
Barclays Municipal Bond Index	2.87	4.28	4.74	79,453

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

66

High-Yield Tax-Exempt Fund

Fiscal-Year Total Returns (%): October 31, 2005–October 31, 2015
				Barclays
				Municipal
	Investor Shares			Bond Index
	Income	Capital	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2006	4.74%	1.87%	6.61%	5.75%
2007	4.60	-2.66	1.94	2.91
2008	4.32	-12.52	-8.20	-3.30
2009	5.65	10.44	16.09	13.60
2010	4.76	4.00	8.76	7.78
2011	4.57	-1.31	3.26	3.78
2012	4.21	7.22	11.43	9.03
2013	3.74	-5.85	-2.11	-1.72
2014	4.23	5.64	9.87	7.82
2015	3.74	-0.27	3.47	2.87

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	3.75%	4.92%	4.45%	0.34%	4.79%
Admiral Shares	11/12/2001	3.83	5.01	4.53	0.34	4.87

67

High-Yield Tax-Exempt Fund

Financial Statements

The Statement of Net Assets—an integral part of the Financial Statements for Vanguard High-Yield Tax-Exempt Fund—is included as an insert to this report.

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Interest[1]	334,204
Total Income	334,204
Expenses
The Vanguard Group—Note B
Investment Advisory Services	854
Management and Administrative—
Investor Shares	2,460
Management and Administrative—
Admiral Shares	6,584
Marketing and Distribution—
Investor Shares	350
Marketing and Distribution—
Admiral Shares	948
Custodian Fees	90
Auditing Fees	34
Shareholders’ Reports—Investor Shares	123
Shareholders’ Reports—Admiral Shares	81
Trustees’ Fees and Expenses	6
Total Expenses	11,530
Net Investment Income	322,674
Realized Net Gain (Loss)
Investment Securities Sold	16,454
Futures Contracts	177
Realized Net Gain (Loss)	16,631
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(42,769)
Futures Contracts	(145)
Change in Unrealized Appreciation
(Depreciation)	(42,914)
Net Increase (Decrease) in Net Assets
Resulting from Operations	296,391
1 Interest income from an affiliated company of the fund was $73,000.

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	322,674	293,265
Realized Net Gain (Loss)	16,631	9,093
Change in Unrealized Appreciation (Depreciation)	(42,914)	390,147
Net Increase (Decrease) in Net Assets Resulting from Operations	296,391	692,505
Distributions
Net Investment Income
Investor Shares	(57,478)	(54,083)
Admiral Shares	(264,622)	(239,182)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(322,100)	(293,265)
Capital Share Transactions
Investor Shares	134,686	102,733
Admiral Shares	810,104	661,795
Net Increase (Decrease) from Capital Share Transactions	944,790	764,528
Total Increase (Decrease)	919,081	1,163,768
Net Assets
Beginning of Period	8,092,038	6,928,270
End of Period[1]	9,011,119	8,092,038
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $188,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

68

High-Yield Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.23	$10.63	$11.29	$10.53	$10.67
Investment Operations
Net Investment Income	.414	.430	.428	.425	.465
Net Realized and Unrealized Gain (Loss)
on Investments	(.030)	.600	(.660)	.760	(.140)
Total from Investment Operations	.384	1.030	(.232)	1.185	.325
Distributions
Dividends from Net Investment Income	(.414)	(.430)	(.428)	(.425)	(.465)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.414)	(.430)	(.428)	(.425)	(.465)
Net Asset Value, End of Period	$11.20	$11.23	$10.63	$11.29	$10.53

Total Return[1]	3.47%	9.87%	-2.11%	11.43%	3.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,614	$1,484	$1,307	$1,609	$1,339
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.69%	3.94%	3.88%	3.86%	4.54%
Portfolio Turnover Rate	21%	28%	29%	20%	19%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.23	$10.63	$11.29	$10.53	$10.67
Investment Operations
Net Investment Income	.423	.438	.436	.434	.473
Net Realized and Unrealized Gain (Loss)
on Investments	(.030)	.600	(.660)	.760	(.140)
Total from Investment Operations	.393	1.038	(.224)	1.194	.333
Distributions
Dividends from Net Investment Income	(.423)	(.438)	(.436)	(.434)	(.473)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.423)	(.438)	(.436)	(.434)	(.473)
Net Asset Value, End of Period	$11.20	$11.23	$10.63	$11.29	$10.53

Total Return[1]	3.56%	9.96%	-2.04%	11.52%	3.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,398	$6,608	$5,621	$6,340	$4,813
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.77%	4.02%	3.96%	3.94%	4.62%
Portfolio Turnover Rate	21%	28%	29%	20%	19%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

69

High-Yield Tax-Exempt Fund

Notes to Financial Statements

Vanguard High-Yield Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of many municipal issuers; the issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

70

High-Yield Tax-Exempt Fund

6. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $818,000, representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	8,707,071	—
Temporary Cash Investments	278,482	—	—
Futures Contracts—Assets[1]	268	—	—
Futures Contracts—Liabilities[1]	(133)	—	—
Total	278,617	8,707,071	—
1 Represents variation margin on the last day of the reporting period.

At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	December 2015	801	95,939	(24)
30-Year U.S. Treasury Bond	December 2015	101	15,800	9
Ultra Long U.S. Treasury Bond	December 2015	69	11,023	(130)
				(145)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

71

High-Yield Tax-Exempt Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used capital loss carryforwards of $16,389,000 to offset taxable capital gains realized during the year ended October 31, 2015. At October 31, 2015, the fund had available capital losses totaling $91,222,000 to offset future net capital gains of $46,400,000 through October 31, 2017, $2,545,000 through October 31, 2018, and $42,277,000 through October 31, 2019.

The fund had realized losses totaling $7,743,000 through October 31, 2015, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At October 31, 2015, the cost of investment securities for tax purposes was $8,548,285,000. Net unrealized appreciation of investment securities for tax purposes was $437,268,000, consisting of unrealized gains of $468,282,000 on securities that had risen in value since their purchase and $31,014,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2015, the fund purchased $2,796,561,000 of investment securities and sold $1,654,918,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	521,949	46,456	477,380	43,698
Issued in Lieu of Cash Distributions	47,102	4,195	43,835	4,007
Redeemed	(434,365)	(38,765)	(418,482)	(38,466)
Net Increase (Decrease) —Investor Shares	134,686	11,886	102,733	9,239
Admiral Shares
Issued	1,750,263	155,866	1,571,428	143,680
Issued in Lieu of Cash Distributions	174,394	15,535	157,956	14,438
Redeemed	(1,114,553)	(99,338)	(1,067,589)	(98,508)
Net Increase (Decrease) —Admiral Shares	810,104	72,063	661,795	59,610

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

72

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Municipal Bond Funds and the Shareholders of Vanguard Tax-Exempt Money Market Fund, Vanguard Short-Term Tax-Exempt Fund, Vanguard Limited-Term Tax-Exempt Fund, Vanguard Intermediate-Term Tax-Exempt Fund, Vanguard Long-Term Tax-Exempt Fund and Vanguard High-Yield Tax-Exempt Fund: In our opinion, the statement of net assets appearing herein and the accompanying statements of net assets appearing in the insert to this annual report and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Tax-Exempt Money Market Fund, Vanguard Short-Term Tax-Exempt Fund, Vanguard Limited-Term Tax-Exempt Fund, Vanguard Intermediate-Term Tax-Exempt Fund, Vanguard Long-Term Tax-Exempt Fund and Vanguard High-Yield Tax-Exempt Fund (constituting separate portfolios of Vanguard Municipal Bond Funds, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 10, 2015

73

Special 2015 tax information (unaudited) for Vanguard Tax-Exempt Money Market Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

Special 2015 tax information (unaudited) for Vanguard Short-Term Tax-Exempt Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

Special 2015 tax information (unaudited) for Vanguard Limited-Term Tax-Exempt Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

Special 2015 tax information (unaudited) for Vanguard Intermediate-Term Tax-Exempt Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

Special 2015 tax information (unaudited) for Vanguard Long-Term Tax-Exempt Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $14,066,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund designates 100% of its income dividends as exempt-interest dividends.

Special 2015 tax information (unaudited) for Vanguard High-Yield Tax-Exempt Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

75

Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Tax-Exempt Fund	4/30/2015	10/31/2015	Period[1]
Based on Actual Fund Return
Money Market	$1,000.00	$1,000.05	$0.40
Short-Term
Investor Shares	$1,000.00	$1,004.14	$1.11
Admiral Shares	1,000.00	1,004.61	0.61
Limited-Term
Investor Shares	$1,000.00	$1,009.32	$1.06
Admiral Shares	1,000.00	1,009.77	0.61
Intermediate-Term
Investor Shares	$1,000.00	$1,015.36	$1.07
Admiral Shares	1,000.00	1,015.79	0.61
Long-Term
Investor Shares	$1,000.00	$1,017.87	$1.02
Admiral Shares	1,000.00	1,018.28	0.61
High-Yield
Investor Shares	$1,000.00	$1,016.27	$1.02
Admiral Shares	1,000.00	1,016.68	0.61
Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.80	$0.41
Short-Term
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.60	0.61
Limited-Term
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.60	0.61
Intermediate-Term
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	$1,024.60	$0.61
Long-Term
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.60	0.61
High-Yield
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.60	0.61

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Tax-Exempt Money Market Fund, 0.08%; for the
Short-Term Tax-Exempt Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the Limited-Term Tax-Exempt Fund, 0.21% for Investor Shares and 0.12% for Admiral Shares; for the Intermediate-Term
Tax-Exempt Fund, 0.21% for Investor Shares and 0.12% for Admiral Shares; for the Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; and for the High-Yield Tax-Exempt Fund,
0.20% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

76

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For the Tax-Exempt Money Market Fund, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For the tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

77

Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

78

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and
Other Experience: Executive Chief Staff and
Marketing Officer for North America and Corporate
Vice President (retired 2008) of Xerox Corporation
(document management products and services);
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of
Technology; Director of SPX Corporation (multi-industry
manufacturing), the United Way of Rochester, the
University of Rochester Medical Center, Monroe
Community College Foundation, and North Carolina
A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International PLC (diversified manufacturing and
services), Hewlett-Packard Co. (electronic computer
manufacturing), and Delphi Automotive PLC
(automotive components); Senior Advisor at New
Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of
TIFF Advisory Services, Inc., and Catholic Investment
Services, Inc. (investment advisors); Member of
the Investment Advisory Committee of Major
League Baseball.

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Head of Global Fund Accounting
at The Vanguard Group, Inc.; Controller of each of the
investment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard
Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Kathleen C. Gubanich	James M. Norris
Paul A. Heller	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper,
a Thomson Reuters Company, or Morningstar, Inc.,
Direct Investor Account Services > 800-662-2739
unless otherwise noted.

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
Text Telephone for People	guidelines by visiting vanguard.com/proxyreporting or
Who Are Deaf or Hard of Hearing > 800-749-7273	by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your

This material may be used in conjunction	fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either vanguard.com/proxyreporting or sec.gov.
fund only if preceded or accompanied by the
fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a registered trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q950 122015

Vanguard® Municipal Bond Funds

Statement of Net Assets
As of October 31, 2015

The Statement of Net Assets should be read in conjunction with each fund’s Statement of Operations,

Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.

Each fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of the accompanying report for further information).

Contents

Short-Term Tax-Exempt Fund	1
Limited-Term Tax-Exempt Fund	30
Intermediate-Term Tax-Exempt Fund	80
Long-Term Tax-Exempt Fund	161
High-Yield Tax-Exempt Fund	184
Key to Abbreviations	Back cover

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.0%)
Alabama (0.9%)
Alabama Special Care Facilities Financing Authority Birmingham Revenue
(Ascension Health Credit Group) PUT	1.500%	6/1/16	4,270	4,296
Alabama Special Care Facilities Financing Authority Birmingham Revenue
(Ascension Health Credit Group) PUT	4.100%	11/3/16	31,500	32,646
1 Alabama Special Care Facilities Financing Authority Birmingham Revenue
(Ascension Health Credit Group) TOB VRDO	0.020%	11/6/15	12,755	12,755
Chatom AL Industrial Development Board Gulf Opportunity Zone Revenue
(Power South Energy Cooperative Projects) PUT	0.500% 11/15/15		25,075	25,076
Chatom AL Industrial Development Board Gulf Opportunity Zone Revenue
(Power South Energy Cooperative Projects) PUT	0.500%	12/1/15	9,200	9,200
Chatom AL Industrial Development Board Gulf Opportunity Zone Revenue
(Power South Energy Cooperative Projects) PUT	0.600%	2/1/16	12,000	12,002
Jefferson County AL Sewer Revenue	5.000%	10/1/16	1,000	1,034
Jefferson County AL Sewer Revenue	5.000%	10/1/17	1,625	1,726
Jefferson County AL Sewer Revenue	5.000%	10/1/18	1,500	1,627
Mobile AL Industrial Development Board Pollution Control Revenue (Alabama Power Co.) PUT	1.625%	10/2/18	10,000	10,093
				110,455
Alaska (0.4%)
Alaska Railroad Corp. Capital Grant Receipt Revenue	5.000%	8/1/19	7,505	8,464
Alaska Railroad Corp. Capital Grant Receipt Revenue	5.000%	8/1/20	6,900	7,893
Matanuska-Susitna Borough AK GO	5.000%	3/1/18	3,775	4,142
North Slope Borough AK GO	4.000%	6/30/17	9,000	9,516
2 North Slope Borough AK GO	4.000%	6/30/18	1,200	1,297
2 North Slope Borough AK GO	4.000%	6/30/18	5,340	5,773
Valdez AK Marine Terminal Revenue (BP Pipelines)	5.000%	1/1/16	10,000	10,077
Valdez AK Marine Terminal Revenue (BP Pipelines)	5.000%	1/1/16	2,000	2,015
				49,177
Arizona (1.3%)
Arizona COP	3.000%	10/1/16	315	322
Arizona COP	5.000%	10/1/16	750	782
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	3.000%	2/1/16	1,600	1,610
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	4.000%	2/1/17	2,000	2,079
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/18	1,000	1,084
Arizona Health Facilities Authority Revenue (Banner Health)	5.000%	1/1/16	5,000	5,040
3 Arizona Health Facilities Authority Revenue (Phoenix Children’s Hospital) PUT	1.860%	2/5/20	12,500	12,784
Arizona Health Facilities Authority Revenue (Scottsdale Lincoln Hospitals Project)	3.000%	12/1/15	4,175	4,185
Arizona Health Facilities Authority Revenue (Scottsdale Lincoln Hospitals Project)	5.000%	12/1/16	375	393
Arizona Health Facilities Authority Revenue (Scottsdale Lincoln Hospitals Project)	5.000%	12/1/17	750	814
Arizona Health Facilities Authority Revenue (Scottsdale Lincoln Hospitals Project)	5.000%	12/1/18	500	559
Arizona School Facilities Board COP	4.000%	9/1/16	3,125	3,221
Arizona School Facilities Board COP	5.000%	9/1/17	1,800	1,942

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Arizona School Facilities Board COP	5.000%	9/1/18	1,500	1,668
Arizona School Facilities Board COP	5.000%	9/1/19	7,500	8,567
Glendale AZ GO	4.000%	7/1/19 (4)	1,600	1,749
Glendale AZ GO	4.000%	7/1/20 (4)	2,920	3,227
Maricopa County AZ COP	5.000%	7/1/17	15,000	16,089
Maricopa County AZ COP	5.000%	7/1/18	10,000	11,073
Maricopa County AZ Unified School District No. 4 (Mesa) GO	4.000%	7/1/19	3,750	4,151
1 Mesa AZ Utility System Revenue TOB VRDO	0.020%	11/6/15 (4)	8,250	8,250
1 Mesa AZ Utility System Revenue TOB VRDO	0.020%	11/6/15 (4)	7,500	7,500
1 Phoenix AZ Civic Improvement Corp. Airport Revenue TOB VRDO	0.060%	11/6/15	8,990	8,990
1 Phoenix AZ Civic Improvement Corp. Airport Revenue TOB VRDO	0.110%	11/6/15	4,000	4,000
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/16	2,325	2,400
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/17	4,250	4,565
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	4.000%	7/1/18	2,690	2,914
Phoenix AZ GO	4.000%	7/1/16	5,360	5,497
Pima County AZ Sewer Revenue	5.000%	7/1/16	2,000	2,064
Pima County AZ Sewer Revenue	4.000%	7/1/17	2,000	2,115
1 Salt River Project Arizona Agricultural Improvement & Power District Revenue TOB VRDO	0.020%	11/6/15	13,940	13,940
1 Scottsdale AZ Municipal Property Corp. Excise Tax Revenue TOB VRDO	0.040%	11/6/15	7,350	7,350
Yavapai County AZ Industrial Development Authority Hospital Facility Revenue
(Northern Arizona Healthcare System)	5.000%	10/1/16	3,800	3,959
Yuma AZ Industrial Development Authority Hospital Revenue (Yuma Regional Medical Center)	5.000%	8/1/19	1,000	1,119
				156,002
Arkansas (0.3%)
Arkansas Development Finance Authority Healthcare Revenue (Baptist Health)	3.000%	12/1/16	7,485	7,677
Arkansas Development Finance Authority Hospital Revenue (Washington Regional Medical Center)	3.000%	2/1/16	755	759
Arkansas Development Finance Authority Hospital Revenue (Washington Regional Medical Center)	3.000%	2/1/18	1,000	1,030
Arkansas Federal Highway Grant Anticipation & Tax Revenue GO	5.000%	4/1/16	6,640	6,774
Arkansas Federal Highway Grant Anticipation & Tax Revenue GO	5.000%	4/1/17	6,980	7,430
Arkansas Federal Highway Grant Anticipation & Tax Revenue GO	5.000%	10/1/17	7,155	7,761
				31,431
California (10.7%)
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.018%	8/1/17	29,500	29,588
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.450%	8/1/17	7,000	7,086
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.450%	8/1/17	10,040	10,129
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.500%	4/2/18	42,400	42,956
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.875%	4/1/19	7,550	7,696
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.875%	4/1/20	7,500	7,633
Brea CA Redevelopment Agency Successor Agency Tax Allocation Revenue
(Redevelopment Project AB)	4.000%	8/1/16	1,200	1,234
Brea CA Redevelopment Agency Successor Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/17	1,150	1,238
California County CA Tobacco Securitization Agency Revenue	4.000%	6/1/16	500	510
California County CA Tobacco Securitization Agency Revenue	4.000%	6/1/17	575	601
California County CA Tobacco Securitization Agency Revenue	4.000%	6/1/18	1,000	1,068
California Department of Water Resources Power Supply Revenue	5.000%	5/1/16	14,560	14,917
3 California Department of Water Resources Water System Revenue (Central Valley Project) PUT	0.630%	9/1/17	60,175	60,181
3 California Department of Water Resources Water System Revenue (Central Valley Project) PUT	0.310%	12/1/17	32,250	32,139
California GO	5.000%	11/1/15	1,600	1,600
California GO	5.000%	9/1/16	8,000	8,321
California GO	5.000%	9/1/16	1,465	1,524
California GO	5.000%	10/1/16	12,070	12,600
California GO	5.000%	9/1/17	4,250	4,597
California GO	5.000%	10/1/17	35,000	37,976
California GO	5.000%	4/1/18	10,385	11,449
California GO	5.500%	4/1/19	17,830	20,569
2 California GO	5.000%	9/1/19	38,795	44,612
3 California GO PUT	0.560%	12/1/16	40,650	40,672
California GO PUT	4.000%	12/1/16	32,615	33,312
3 California GO PUT	0.835%	12/1/17	14,250	14,308
3 California GO PUT	0.460%	5/1/18	29,500	29,414
3 California GO PUT	0.965%	12/3/18	6,500	6,544
1 California GO TOB VRDO	0.130%	11/6/15 LOC	33,860	33,860
1 California GO TOB VRDO	0.150%	11/6/15 (4)	10,000	10,000
1 California GO TOB VRDO	0.190%	11/6/15 (4)LOC	16,805	16,805
1 California GO TOB VRDO	0.190%	11/6/15 (4)LOC	13,000	13,000
1 California GO TOB VRDO	0.210%	11/6/15 (4)	15,925	15,925
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/16	3,000	3,112
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/18	2,500	2,510
3 California Health Facilities Financing Authority Revenue (Children’s Hospital of Los Angeles) PUT	1.810%	7/1/17	8,825	8,929
California Health Facilities Financing Authority Revenue (City of Hope Medical Center)	5.000%	11/15/16	1,005	1,054

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority Revenue (Memorial Health Services)	5.000%	10/1/16	1,500	1,566
California Health Facilities Financing Authority Revenue (Memorial Health Services)	5.000%	10/1/17	1,000	1,086
California Health Facilities Financing Authority Revenue (St. Joseph Health System) PUT	5.000%	10/17/17	9,400	10,174
California Housing Finance Agency Multifamily Housing Revenue	0.850%	8/1/16	25	25
3 California Infrastructure & Economic Development Bank Revenue (Index-Museum Art Project) PUT	1.882%	8/1/18	20,515	21,084
3 California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	0.290%	4/1/16	2,000	2,000
3 California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	0.290%	4/3/17	2,900	2,886
3 California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	0.290%	4/3/17	22,500	22,394
California Municipal Finance Authority
(Community Hospitals of Central California Obligated Group) COP	5.000%	2/1/16	1,000	1,011
California Municipal Finance Authority
(Community Hospitals of Central California Obligated Group) COP	5.000%	2/1/17	1,100	1,157
California Municipal Finance Authority Multifamily Housing Revenue
(Stevenson House Apartments)	0.850%	11/1/17	3,000	2,999
3 California Municipal Finance Authority Revenue (Anaheim Electric Utility Distribution System) PUT	0.510%	4/2/18	14,000	13,912
California Municipal Finance Authority Revenue (NorthBay Healthcare Group)	5.000%	11/1/15	1,450	1,450
California Municipal Finance Authority Revenue (NorthBay Healthcare Group)	5.000%	11/1/16	1,610	1,667
3 California Municipal Finance Authority Revenue (NorthBay Healthcare Group) PUT	2.110%	11/1/16	5,000	5,006
California Municipal Finance Authority Solid Waste Revenue (Republic Services Inc. Project) PUT	0.500%	1/4/16	10,855	10,855
California Pollution Control Financing Authority Solid Waste Disposal Revenue
(Republic Services Inc. Project) PUT	0.450%	11/2/15	5,155	5,155
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/16	7,160	7,362
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/17	8,205	8,783
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/17	5,000	5,353
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/18	2,500	2,769
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/18	10,650	11,794
California Public Works Board Lease Revenue (Department of Public Health)	4.000%	11/1/15 (ETM)	2,500	2,500
California Public Works Board Lease Revenue (Department of State Hospitals)	4.000%	6/1/17	5,000	5,274
California Public Works Board Lease Revenue (Department of State Hospitals)	4.000%	6/1/18	5,000	5,411
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/16	1,500	1,576
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/16	3,415	3,484
California Public Works Board Lease Revenue (Various Capital Projects)	4.000%	10/1/16	3,070	3,175
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	1/1/17	6,220	6,551
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/17	2,710	2,883
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/18	1,000	1,101
California Statewide Communities Development Authority Health Facility Revenue
(Catholic Healthcare West)	0.390%	11/6/15 (4)	21,925	21,925
California Statewide Communities Development Authority Health Facility Revenue
(Catholic Healthcare West)	0.440%	11/6/15 (4)	12,500	12,500
California Statewide Communities Development Authority Revenue
(Adventist Health System/West)	2.000%	3/1/16	625	628
California Statewide Communities Development Authority Revenue
(Adventist Health System/West)	3.000%	3/1/17	350	360
California Statewide Communities Development Authority Revenue
(Adventist Health System/West)	3.000%	3/1/18	375	391
California Statewide Communities Development Authority Revenue
(Adventist Health System/West)	4.000%	3/1/19	500	542
3 California Statewide Communities Development Authority Revenue (Kaiser Permanente) PUT	0.960%	5/1/17	1,250	1,253
California Statewide Communities Development Authority Revenue (Kaiser Permanente) PUT	5.000%	5/1/17	5,000	5,325
California Statewide Communities Development Authority Revenue (Kaiser Permanente) PUT	5.000%	5/1/17	5,285	5,641
1 California Statewide Communities Development Authority Revenue (Kaiser Permanente)
TOB VRDO	0.210%	11/6/15	11,850	11,850
1 California Statewide Communities Development Authority Revenue (St. Joseph Health System)
TOB VRDO	0.180%	11/6/15 (4)	17,832	17,832
California Statewide Communities Development Authority Senior Living Health Facility Revenue
(Los Angeles Jewish Home for the Aging)	2.500%	8/1/20	1,165	1,180
Capistrano CA Unified School District Special Tax Revenue	5.000%	9/1/17	1,500	1,611
Capistrano CA Unified School District Special Tax Revenue	5.000%	9/1/18 (15)	2,000	2,206
Capistrano CA Unified School District Special Tax Revenue	5.000%	9/1/19 (15)	2,080	2,346
Chula Vista CA Industrial Development Revenue (San Diego Gas & Electric Co.)	1.650%	7/1/18	4,700	4,704
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/16	1,180	1,223
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/17	565	605
3 Contra Costa CA Transportation Authority Sales Tax Revenue PUT	0.499%	12/15/15	30,250	30,239
1 Desert CA Community College District GO TOB VRDO	0.030%	11/6/15	10,840	10,840
El Dorado CA Irrigation District Revenue	4.000%	3/1/17 (4)	1,500	1,571
1 Fontana CA Public Financing Authority Tax Allocation Revenue TOB VRDO	0.300%	11/6/15 LOC	9,000	9,000
Foothill/Eastern Transportation Corridor Agency California Toll Road Revenue PUT	5.000%	1/15/18	18,485	19,556
Foothill/Eastern Transportation Corridor Agency California Toll Road Revenue PUT	5.000%	1/15/20	1,475	1,620
Glendale CA Redevelopment Agency Successor Agency Tax Allocation Revenue
(Central Glendale Redevelopment Project)	3.000%	12/1/15 (4)	2,350	2,356
Irvine CA Reassessment District No. 13-1 Improvement Revenue	4.000%	9/2/16	1,065	1,093

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Jurupa CA Public Financing Authority Special Tax Revenue	4.000%	9/1/16	425	437
Jurupa CA Public Financing Authority Special Tax Revenue	3.500%	9/1/17	425	444
Jurupa CA Public Financing Authority Special Tax Revenue	4.000%	9/1/18	380	409
Jurupa CA Public Financing Authority Special Tax Revenue	5.000%	9/1/19	610	690
La Quinta CA Redevelopment Agency Tax Allocation Revenue	4.000%	9/1/16	1,600	1,647
La Verne CA (Brethren Hillcrest Homes) COP	3.000%	5/15/17	575	589
La Verne CA (Brethren Hillcrest Homes) COP	4.000%	5/15/18	235	248
Long Beach CA Finance Authority Natural Gas Purchase Revenue	5.250%	11/15/18	1,185	1,316
Long Beach CA Harbor Revenue	5.000%	11/15/18	32,500	36,654
1 Los Angeles CA Department of Airports International Airport Revenue TOB VRDO	0.030%	11/6/15	4,700	4,700
Los Angeles CA GO	5.000%	9/1/18	12,900	14,471
Los Angeles CA Unified School District GO	5.000%	7/1/18	23,335	25,977
Los Angeles CA Unified School District GO	5.000%	7/1/18	73,395	81,706
Los Angeles CA Unified School District GO	5.000%	7/1/18	9,830	10,943
Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.000%	7/1/18	12,750	14,237
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/16	3,450	3,574
Los Angeles County CA Redevelopment Authority Tax Allocation Revenue (Various Project Areas)	5.000%	9/1/17	3,815	4,105
Los Angeles County CA Redevelopment Authority Tax Allocation Revenue (Various Project Areas)	5.000%	9/1/18	1,000	1,109
Los Angeles County CA Regional Financing Authority Revenue (MonteCedro Inc. Project)	2.500%	11/15/20	1,665	1,669
Los Angeles County CA Regional Financing Authority Revenue (MonteCedro Inc. Project)	3.000%	11/15/20	925	928
Los Angeles County CA Schools Pooled Financing Program TRAN	2.000%	6/30/16	8,090	8,163
3 Metropolitan Water District of Southern California Revenue PUT	0.030%	1/4/16	19,135	19,132
3 Metropolitan Water District of Southern California Revenue PUT	0.030%	1/4/16	9,940	9,938
3 Metropolitan Water District of Southern California Revenue PUT	0.390%	3/27/18	3,000	2,993
3 Metropolitan Water District of Southern California Revenue PUT	0.390%	3/27/18	10,750	10,725
3 Metropolitan Water District of Southern California Revenue PUT	0.390%	3/27/18	20,000	19,954
3 Metropolitan Water District of Southern California Revenue PUT	0.390%	3/27/18	10,250	10,227
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/16	3,100	3,202
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/17	1,055	1,135
Monterey Peninsula CA Unified School District BAN	2.500%	11/1/15	4,250	4,250
Mount Diablo CA Unified School District GO	4.000%	8/1/16	1,070	1,100
Mount Diablo CA Unified School District GO	5.000%	8/1/18	1,500	1,668
Mount Diablo CA Unified School District GO	5.000%	8/1/19	650	744
Northern California Gas Authority No. 1 Revenue	0.848%	7/1/19	12,800	12,578
1 Nuveen California AMT-Free Municipal Income Fund VRDP VRDO	0.480%	7/1/18	14,000	14,003
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/16	2,100	2,179
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/17	3,500	3,766
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/18	1,550	1,719
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/19	1,500	1,708
Pittsburg CA Redevelopment Agency Tax Allocation Revenue
(Los Medanos Community Development Project)	4.000%	8/1/16	1,325	1,360
1 Regents of the University of California Revenue TOB VRDO	0.030%	11/6/15	5,125	5,125
Riverside County CA Asset Leasing Corp. Leasehold Revenue (Riverside County Hospital Project)	4.000%	6/1/16	2,500	2,553
Riverside County CA Asset Leasing Corp. Leasehold Revenue (Riverside County Hospital Project)	5.000%	6/1/16	3,400	3,492
Riverside County CA Asset Leasing Corp. Leasehold Revenue (Riverside County Hospital Project)	4.000%	6/1/17	2,000	2,106
Riverside County CA Asset Leasing Corp. Leasehold Revenue (Riverside County Hospital Project)	5.000%	6/1/17	3,705	3,959
Riverside County CA Transportation Commission Sales Tax Revenue	5.000%	6/1/18	500	556
Roseville CA Special Tax Revenue	3.000%	9/1/18	275	282
Roseville CA Special Tax Revenue	4.000%	9/1/19	875	930
San Bernardino CA City Unified School District GO	4.000%	8/1/16	1,250	1,285
San Francisco CA City & County International Airport Revenue	5.000%	5/1/16	21,100	21,622
San Joaquin Hills CA Transportation Corridor Agency Toll Road Revenue	5.000%	1/15/16	6,000	6,054
San Joaquin Hills CA Transportation Corridor Agency Toll Road Revenue	5.000%	1/15/17	1,500	1,574
1 San Jose CA Unified School District Santa Clara County GO TOB VRDO	0.060%	11/6/15	1,400	1,400
University of California Revenue	5.000%	5/15/18	8,565	9,510
University of California Revenue	5.000%	5/15/18	3,000	3,329
				1,330,683
Colorado (1.1%)
Broomfield CO City & County COP	5.000%	12/1/15	5,790	5,814
Colorado Educational & Cultural Facilities Authority Revenue (Johnson & Wales University)	5.000%	4/1/16	1,000	1,019
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) PUT	4.000%	11/12/15	3,400	3,404
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) PUT	1.875%	11/6/19	6,000	6,001
1 Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) TOB VRDO	0.150%	11/6/15	8,625	8,625
1 Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) TOB VRDO	0.210%	11/6/15	10,000	10,000
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/15 (ETM)	1,050	1,054
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	4.000%	12/1/16	1,000	1,028
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	3.000%	12/1/17	700	724
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/17	1,580	1,684
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	3.150%	12/1/18	8,460	8,466
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	4.000%	12/1/18	600	640
Colorado Health Facilities Authority Revenue
(Evangelical Lutheran Good Samaritan Society Project)	3.000%	6/1/17	500	515

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Colorado Health Facilities Authority Revenue
(Evangelical Lutheran Good Samaritan Society Project)	3.000%	6/1/18	600	624
Colorado Health Facilities Authority Revenue
(Evangelical Lutheran Good Samaritan Society Project)	4.000%	6/1/19	1,000	1,077
1 Colorado Health Facilities Authority Revenue
(Sisters of Charity of Leavenworth Health System) TOB VRDO	0.020%	11/6/15	7,595	7,595
Denver CO City & County Airport Revenue	0.460%	11/5/15 (12)	15,950	15,950
Denver CO City & County Airport Revenue	0.440%	11/6/15 (12)	13,275	13,275
Denver CO City & County School District GO	3.000%	12/1/16	13,515	13,905
3 E-470 Public Highway Authority Colorado Revenue PUT	1.190%	8/31/17	7,540	7,515
3 E-470 Public Highway Authority Colorado Revenue PUT	1.760%	9/1/17 (14)	7,000	7,024
Regional Transportation District of Colorado Sales Tax Revenue (FasTracks Project)	5.000%	11/1/16 (Prere.)	14,230	14,887
Regional Transportation District of Colorado Sales Tax Revenue (FasTracks Project)	5.000%	11/1/16 (Prere.)	11,280	11,801
				142,627
Connecticut (4.4%)
Connecticut GO	3.000%	12/15/15	8,375	8,405
Connecticut GO	5.000%	12/15/15	39,310	39,551
3 Connecticut GO	0.540%	4/15/16	5,000	5,008
3 Connecticut GO	0.660%	5/15/16	22,350	22,421
Connecticut GO	5.000%	7/15/16	10,000	10,338
3 Connecticut GO	0.440%	9/15/16	7,000	7,019
Connecticut GO	5.000%	11/1/16	7,000	7,326
Connecticut GO	5.000%	12/1/16	5,000	5,251
Connecticut GO	5.000%	12/15/16	37,470	39,410
Connecticut GO	0.240%	1/1/17	12,740	12,740
3 Connecticut GO	0.260%	1/1/17	10,210	10,187
3 Connecticut GO	0.320%	3/1/17	3,000	2,994
3 Connecticut GO	0.350%	3/1/17	7,415	7,381
Connecticut GO	0.270%	7/1/17	15,825	15,825
3 Connecticut GO	0.690%	4/15/17	4,200	4,213
3 Connecticut GO	0.780%	5/15/17	3,120	3,134
3 Connecticut GO	0.710%	6/15/17	25,000	25,083
3 Connecticut GO	0.710%	6/15/17	35,240	35,357
Connecticut GO	5.000%	7/15/17	5,000	5,369
3 Connecticut GO	0.530%	9/15/17	1,850	1,841
Connecticut GO	4.000%	11/15/17	40,795	43,526
Connecticut GO	0.270%	1/1/18	13,310	13,310
3 Connecticut GO	0.360%	1/1/18	4,905	4,863
3 Connecticut GO	0.890%	4/15/18	2,250	2,250
3 Connecticut GO	0.930%	5/15/18	6,675	6,711
3 Connecticut GO	0.780%	9/15/18	4,000	3,989
3 Connecticut GO	1.110%	5/15/19	5,000	5,038
3 Connecticut GO	0.930%	9/15/19	1,000	1,000
3 Connecticut GO PUT	0.660%	9/15/17	10,215	10,194
3 Connecticut GO PUT	1.360%	3/1/18	17,500	17,486
Connecticut Health & Educational Facilities Authority Revenue (Yale University) PUT	0.600%	2/1/17	35,000	35,013
Connecticut Health & Educational Facilities Authority Revenue (Yale University) PUT	0.800%	7/26/17	40,000	40,073
Connecticut Health & Educational Facilities Authority Revenue (Yale University) PUT	1.375%	7/11/18	57,000	58,016
1 Connecticut Health & Educational Facilities Authority Revenue (Yale University) TOB VRDO	0.010%	11/2/15	3,600	3,600
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	11/1/15	1,000	1,000
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	2/1/16	2,000	2,025
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	10/1/16	4,150	4,330
Hartford CT GO	5.000%	7/1/18 (4)	650	717
Hartford CT GO	5.000%	8/15/18 (15)	3,500	3,874
Hartford CT GO	5.000%	4/1/19 (ETM)	2,150	2,443
Hartford CT GO	5.000%	7/1/19 (4)	700	790
Hartford CT GO	5.000%	10/1/19 (ETM)	1,525	1,757
University of Connecticut GO	5.000%	2/15/16	1,855	1,882
University of Connecticut GO	5.000%	2/15/16	7,865	7,978
University of Connecticut GO	5.000%	2/15/19 (14)	1,000	1,014
				541,732
Delaware (0.2%)
Delaware Transportation Authority Transportation System Revenue	5.000%	7/1/16	2,300	2,375
University of Delaware Revenue PUT	0.700%	5/1/16	17,925	17,936
				20,311
District of Columbia (0.2%)
3 District of Columbia Income Tax Revenue	0.210%	12/1/16	6,135	6,132
3 District of Columbia Income Tax Revenue	0.310%	12/1/17	11,250	11,198
3 District of Columbia Water & Sewer Authority Public Utility Revenue PUT	0.590%	6/1/16	6,000	6,005
				23,335

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Florida (4.0%)
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/16 (Prere.)	2,220	2,264
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/18	425	463
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/19	750	838
Broward County FL Airport System Revenue	5.000%	10/1/17	1,050	1,136
Broward County FL Airport System Revenue	5.000%	10/1/18	700	782
Broward County FL School Board COP	5.000%	7/1/16	2,000	2,064
Broward County FL School Board COP	5.000%	7/1/17	5,000	5,359
Broward County FL School Board COP	5.000%	7/1/18	4,415	4,884
Cape Coral FL Special Obligation Revenue	4.000%	10/1/17	1,905	2,021
Cape Coral FL Special Obligation Revenue	4.000%	10/1/18	600	650
Central Florida Expressway Authority BAN	1.625%	1/1/19	54,595	55,084
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/16	16,545	17,000
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/18	5,555	6,019
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/18	36,700	40,374
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/19	6,700	7,561
Escambia County FL Pollution Control Revenue (Gulf Power Co. Project) PUT	1.550%	6/15/16	3,000	3,022
Escambia County FL Solid Waste Disposal System Revenue (Gulf Power Co. Project) PUT	1.400%	12/1/17	6,500	6,545
Florida Board of Education Capital Outlay GO	5.000%	1/1/17	38,245	40,305
Florida Board of Education Lottery Revenue	5.000%	7/1/16	16,710	17,246
Florida Board of Education Lottery Revenue	5.000%	7/1/16	11,655	12,029
Florida Department of Transportation GO	5.000%	7/1/16	9,405	9,709
1 Florida Education System University System Improvement Revenue TOB VRDO	0.030%	11/6/15	9,985	9,985
Florida Municipal Power Agency Revenue	5.000%	10/1/17	700	755
Florida Municipal Power Agency Revenue	5.000%	10/1/18	800	890
Florida Municipal Power Agency Revenue	5.000%	10/1/19	800	914
Florida Municipal Power Agency Revenue (Stanton II Project)	5.000%	10/1/16	1,350	1,407
Florida Municipal Power Agency Revenue (Stanton II Project)	4.000%	10/1/17	1,650	1,753
1 Greater Orlando Aviation Authority Florida Airport Facilities Revenue TOB VRDO	0.160%	11/6/15	5,000	5,000
Halifax Hospital Medical Center Florida Hospital Revenue	5.250%	6/1/16 (Prere.)	1,685	1,733
Halifax Hospital Medical Center Florida Hospital Revenue	3.000%	6/1/17	1,000	1,033
Halifax Hospital Medical Center Florida Hospital Revenue	4.000%	6/1/18	2,000	2,135
Halifax Hospital Medical Center Florida Hospital Revenue	5.000%	6/1/19	825	920
Halifax Hospital Medical Center Florida Hospital Revenue	5.250%	6/1/19	690	706
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.125%	11/15/16 (Prere.)	2,075	2,177
1 Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group) TOB VRDO	0.020%	11/6/15	15,730	15,730
Hollywood FL Community Redevelopment Agency Tax Allocation Revenue	5.000%	3/1/18	2,000	2,173
Hollywood FL Community Redevelopment Agency Tax Allocation Revenue	5.000%	3/1/19	2,000	2,225
Jacksonville FL Electric Authority Water & Sewer Revenue	4.000%	10/1/17	1,500	1,596
Jacksonville FL Electric Authority Water & Sewer Revenue VRDO	0.010%	11/6/15	10,000	10,000
3 Lakeland FL Energy System Revenue	0.760%	10/1/17	10,000	10,025
Lee County FL Non-Ad Valorem Revenue	4.000%	10/1/16	1,000	1,033
Lee County FL Non-Ad Valorem Revenue	5.000%	10/1/17	1,220	1,319
Lee County FL School Board COP	5.000%	8/1/17	4,000	4,305
Lee County FL School Board COP	5.000%	8/1/18	3,530	3,926
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	4.000%	11/15/17	1,965	2,062
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	4.000%	11/15/18	1,125	1,198
1 Miami-Dade County FL Building Better Communities GO TOB VRDO	0.020%	11/6/15	9,995	9,995
1 Miami-Dade County FL Educational Facilities Authority Revenue (University of Miami) TOB VRDO	0.110%	11/6/15	10,140	10,140
Miami-Dade County FL Health Facilities Authority Hospital Revenue (Miami Children’s Hospital)	5.000%	8/1/17	400	426
Miami-Dade County FL Health Facilities Authority Hospital Revenue (Miami Children’s Hospital)	4.000%	8/1/18	505	538
Miami-Dade County FL Industrial Development Authority Solid Waste Disposal Revenue
(Waste Management Inc. of Florida Project) PUT	1.500%	10/1/18	4,500	4,521
1 Miami-Dade County FL School Board COP TOB VRDO	0.020%	11/6/15 LOC	7,880	7,880
1 Miami-Dade County FL School Board COP TOB VRDO	0.110%	11/6/15 (12)	26,000	26,000
1 Miami-Dade County FL Transit Sales Surtax Revenue TOB VRDO	0.030%	11/6/15 (12)	7,450	7,450
1 Miami-Dade County FL Transit Sales Surtax Revenue TOB VRDO	0.030%	11/6/15	5,870	5,870
1 Miami-Dade County FL Water & Sewer Revenue TOB VRDO	0.050%	11/6/15 (4)	7,935	7,935
1 Miami-Dade County FL Water & Sewer Revenue TOB VRDO	0.160%	11/6/15 (4)	14,000	14,000
1 Miami-Dade County FL Water & Sewer Revenue TOB VRDO	0.220%	11/6/15	17,015	17,015
Okeechobee County FL Solid Waste Disposal Revenue
(Waste Management Inc./Okeechobee Landfill Project) PUT	2.250%	7/1/16	2,520	2,552
Palm Beach County FL Health Facilities Authority Hospital Revenue (BRRH Corp. Obligated Group)	3.000%	12/1/15	2,180	2,185
Palm Beach County FL Health Facilities Authority Hospital Revenue (BRRH Corp. Obligated Group)	3.000%	12/1/16	1,000	1,023
Palm Beach County FL Health Facilities Authority Hospital Revenue (BRRH Corp. Obligated Group)	3.000%	12/1/17	1,000	1,036
Palm Beach County FL Health Facilities Authority Hospital Revenue (BRRH Corp. Obligated Group)	4.000%	12/1/18	750	804
Palm Beach County FL Health Facilities Authority Revenue (Jupiter Medical Center Inc. Project)	4.000%	11/1/17	2,095	2,188
Palm Beach County FL School Board COP	5.000%	8/1/18	4,725	5,247

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Palm Beach County FL School Board COP PUT	5.000%	8/1/16 (Prere.)	8,000	8,274
1 Palm Beach County FL School Board COP TOB VRDO	0.050%	11/6/15	2,200	2,200
Reedy Creek FL Improvement District GO	4.000%	6/1/17	1,760	1,852
Reedy Creek FL Improvement District GO	5.000%	6/1/18	2,825	3,118
Reedy Creek FL Improvement District Utilities Revenue	5.000%	10/1/17	785	847
1 South Miami FL Health Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group) TOB VRDO	0.020%	11/6/15	7,500	7,500
1 South Miami FL Health Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group) TOB VRDO	0.060%	11/6/15	6,350	6,350
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/16 (ETM)	2,850	2,970
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/16 (ETM)	2,645	2,757
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/16	5	5
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	3.000%	9/1/16	1,000	1,020
Tampa FL Hospital Revenue	5.000%	7/1/16	700	719
Tampa FL Hospital Revenue	4.000%	7/1/17	1,525	1,595
Tampa FL Water & Sewer Revenue	5.000%	10/1/16	6,885	7,186
				493,553
Georgia (3.5%)
Athens-Clarke County GA Unified Government Water & Sewerage Revenue	5.000%	1/1/17	2,500	2,634
Athens-Clarke County GA Unified Government Water & Sewerage Revenue	5.000%	1/1/18	3,000	3,281
Atlanta GA Airport Revenue	5.000%	1/1/16	1,000	1,008
Atlanta GA Airport Revenue	5.000%	1/1/16	6,500	6,554
Atlanta GA Airport Revenue	5.000%	1/1/18	500	546
1 Atlanta GA Airport Revenue TOB VRDO	0.210%	11/6/15 (4)	10,000	10,000
3 Atlanta GA Water & Wastewater Revenue PUT	1.626%	11/1/18	56,750	58,229
1 Atlanta GA Water & Wastewater Revenue TOB VRDO	0.110%	11/6/15	10,000	10,000
Bartow County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Bowen Project) PUT	2.375%	8/10/17	8,000	8,215
Bartow County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Bowen Project) VRDO	0.220%	11/6/15	25,000	25,000
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.550%	6/21/16	10,000	10,060
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.375%	4/4/17	2,275	2,292
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.750%	6/1/17	10,025	10,175
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.800%	4/3/18	5,250	5,334
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.300%	5/3/18	11,500	11,596
1 Cobb County GA Development Authority Parking Facilities Lease Revenue
(KSU Central Parking Deck) TOB VRDO	0.120%	11/6/15 LOC	15,075	15,075
Cobb County GA Kennestone Hospital Authority Revenue	4.000%	4/1/16	1,050	1,066
Dalton GA Development Authority Revenue (Hamilton Health Care System)	4.000%	8/15/16	1,370	1,409
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/17	1,500	1,614
DeKalb County GA Water & Sewer Revenue	5.000%	10/1/17	1,000	1,081
DeKalb County GA Water & Sewer Revenue	5.000%	10/1/17	500	540
DeKalb County GA Water & Sewer Revenue	5.000%	10/1/18	800	892
Floyd County GA Development Authority Revenue
(Georgia Power Co. Plant Hammond Project) PUT	0.850%	11/19/15	6,825	6,827
Forsyth County GA GO	5.000%	3/1/18	3,580	3,940
3 Gainesville & Hall County GA Hospital Authority Revenue
(Northeast Georgia Health System Inc. Project) PUT	0.960%	2/18/20	17,575	17,407
Georgia GO	4.750%	11/1/15	8,035	8,036
Georgia GO	5.000%	4/1/16	8,155	8,321
Georgia GO	5.000%	11/1/16	2,400	2,513
Georgia GO	5.000%	7/1/17	5,280	5,675
Georgia GO	5.000%	2/1/18	32,085	35,220
Georgia GO	5.000%	7/1/18	72,620	80,863
Georgia GO	5.000%	7/1/19	3,350	3,726
Georgia GO	5.000%	10/1/19	3,765	4,349
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/16	1,250	1,260
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/17	1,825	1,923
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/18	1,825	1,993
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/18	1,400	1,529
Georgia Road & Tollway Authority Revenue	5.000%	3/1/16	6,700	6,810
Henry County GA School District GO	4.000%	12/1/15	4,000	4,013
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/16	5,220	5,304
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/17	250	263
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.125%	9/15/17	240	257
3 Metropolitan Atlanta GA Rapid Transportation Authority Georgia Sales Tax Revenue	0.180%	7/1/16	1,800	1,799

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Metropolitan Atlanta GA Rapid Transportation Authority Georgia Sales Tax Revenue PUT	0.290%	7/1/17	18,000	17,933
3 Metropolitan Atlanta GA Rapid Transportation Authority Georgia Sales Tax Revenue PUT	0.310%	7/1/17	17,500	17,454
Monroe County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Scherer Project) PUT	2.000%	6/13/19	2,000	2,036
Municipal Electric Authority Georgia Revenue	5.000%	4/1/18	3,565	3,920
Municipal Electric Authority Georgia Revenue (Combined Cycle Project)	5.000%	11/1/16	1,325	1,387
Municipal Electric Authority Georgia Revenue (Combined Cycle Project)	5.000%	11/1/17	1,700	1,845
Municipal Electric Authority Georgia Revenue (Project One)	5.000%	1/1/16	3,000	3,025
1 Private Colleges & University Authority of Georgia Revenue (Emory University) TOB VRDO	0.040%	11/6/15	4,000	4,000
				440,229
Guam (0.0%)
Guam Government Business Privilege Tax Revenue	5.000%	11/15/19	1,000	1,130

Hawaii (0.3%)
Hawaii GO	5.000%	2/1/16	4,000	4,049
Hawaii GO	5.000%	10/1/18	15,000	16,812
Hawaii GO	5.000%	10/1/19	4,000	4,601
Honolulu HI City & County GO	5.000%	11/1/16	7,265	7,607
Honolulu HI City & County GO	5.000%	7/1/17 (Prere.)	1,000	1,074
Honolulu HI City & County GO	5.000%	10/1/18	1,815	2,034
Honolulu HI City & County GO	5.000%	10/1/18	3,120	3,497
				39,674
Idaho (0.1%)
Idaho Housing & Finance Association RAN	5.000%	7/15/18	7,545	8,331
Idaho Housing & Finance Association RAN	5.000%	7/15/19	6,580	7,462
				15,793
Illinois (4.7%)
Chicago IL Board of Education GO	5.000%	12/1/15	2,000	2,000
Chicago IL Board of Education GO	5.000%	12/1/16	2,855	2,862
Chicago IL Board of Education GO	5.000%	12/1/17 (4)	3,000	3,113
3 Chicago IL Board of Education GO PUT	0.960%	3/1/16	9,600	9,503
3 Chicago IL Board of Education GO PUT	0.713%	6/2/16	24,495	24,099
3 Chicago IL Board of Education GO PUT	4.010%	3/1/17	10,000	9,944
1 Chicago IL GO TOB VRDO	0.310%	11/6/15	15,180	15,180
Chicago IL Metropolitan Water Reclamation District GO	5.000%	12/1/17	5,000	5,445
Chicago IL Metropolitan Water Reclamation District GO	5.000%	12/1/17	4,000	4,356
Chicago IL Metropolitan Water Reclamation District GO	5.000%	12/1/18	5,000	5,612
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/16	3,000	3,024
Chicago IL O’Hare International Airport Revenue	5.250%	1/1/17 (14)	4,540	4,782
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/19	4,420	4,931
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/20	4,000	4,569
1 Chicago IL O’Hare International Airport Revenue TOB VRDO	0.130%	11/6/15 (4)	2,500	2,500
1 Chicago IL O’Hare International Airport Revenue TOB VRDO	0.160%	11/6/15 (4)	21,645	21,645
1 Chicago IL Transit Authority Sales Tax Receipts Revenue TOB VRDO	0.200%	11/6/15	25,500	25,500
Chicago IL Wastewater Transmission Revenue	5.000%	1/1/19	1,975	2,157
Chicago IL Wastewater Transmission Revenue	5.000%	1/1/20	1,000	1,110
Chicago IL Water Revenue	5.000%	11/1/18	675	735
1 Chicago IL Water Revenue TOB VRDO	0.260%	11/6/15	7,495	7,495
1 Chicago IL Water Revenue TOB VRDO	0.260%	11/6/15	5,245	5,245
Chicago IL Waterworks Revenue	3.000%	11/1/15	2,000	2,000
Illinois Educational Facilities Authority Revenue (University of Chicago) PUT	1.550%	2/13/20	5,000	5,007
1 Illinois Educational Facilities Authority Revenue (University of Chicago) TOB VRDO	0.050%	11/6/15	9,185	9,185
Illinois Finance Authority Revenue (Advocate Health Care Network) PUT	5.000%	5/1/19	5,000	5,656
1 Illinois Finance Authority Revenue (Advocate Health Care Network) TOB VRDO	0.020%	11/6/15	9,000	9,000
Illinois Finance Authority Revenue (Advocate Health Care Network) VRDO	0.010%	11/6/15	28,000	28,000
Illinois Finance Authority Revenue (Ascension Health Credit Group) PUT	5.000%	5/1/17	4,500	4,792
Illinois Finance Authority Revenue (Carle Foundation)	5.000%	8/15/16	2,220	2,297
1 Illinois Finance Authority Revenue (Carle Foundation) TOB VRDO	0.130%	11/6/15 (12)	12,680	12,680
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/18	235	254
Illinois Finance Authority Revenue (Hospital Sister Services Inc.)	5.000%	8/15/16	1,150	1,191
Illinois Finance Authority Revenue (Hospital Sister Services Inc.)	5.000%	8/15/17	2,000	2,146
Illinois Finance Authority Revenue (Rush University Medical Center)	5.000%	11/15/16	1,395	1,462
Illinois Finance Authority Revenue (Rush University Medical Center)	5.000%	11/15/17	1,000	1,083
Illinois Finance Authority Revenue (Rush University Medical Center)	5.000%	11/15/18	750	836
Illinois Finance Authority Revenue (Rush University Medical Center)	5.000%	11/15/19	500	571
Illinois Finance Authority Revenue (Silver Cross & Medical Centers)	5.000%	8/15/17	750	798
Illinois Finance Authority Revenue (Trinity Health Corp.)	3.000%	12/1/16	1,865	1,915
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/16	690	719
1 Illinois Finance Authority Revenue (University of Chicago) TOB VRDO	0.020%	11/6/15	2,960	2,960
Illinois Finance Authority Solid Waste Disposal Revenue (Prairie Power Inc. Project) PUT	1.300%	5/8/17	2,395	2,405
Illinois GO	4.000%	1/1/16	10,435	10,492

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Illinois GO	5.000%	1/1/16	25,945	26,132
Illinois GO	5.000%	5/1/16	6,500	6,636
Illinois GO	5.000%	1/1/17 (4)	3,000	3,132
Illinois GO	4.000%	2/1/18	4,000	4,159
Illinois GO	5.000%	4/1/18	2,500	2,660
Illinois GO	5.000%	5/1/18	8,000	8,521
Illinois GO	5.000%	8/1/18	22,160	23,674
Illinois GO	4.000%	2/1/19	7,500	7,841
Illinois GO	5.000%	2/1/19	875	942
Illinois GO	5.000%	5/1/19	12,000	12,967
Illinois GO	5.000%	7/1/19	4,725	5,118
Illinois GO	5.000%	8/1/19	15,000	16,264
Illinois Municipal Electric Agency Power Supply System Revenue	5.000%	2/1/17 (Prere.)	16,700	17,653
Illinois Regional Transportation Authority Revenue PUT	0.550%	7/30/16	24,000	24,000
Illinois Sales Tax Revenue	4.000%	6/15/16	2,750	2,814
Illinois Sales Tax Revenue	5.000%	6/15/16	10,000	10,293
Illinois Sales Tax Revenue	5.500%	6/15/16 (3)	1,140	1,177
Illinois Toll Highway Authority Revenue	5.000%	12/1/17	6,500	7,058
1 Illinois Toll Highway Authority Toll Highway Revenue TOB VRDO	0.020%	11/6/15	21,325	21,325
1 Illinois Toll Highway Authority Toll Highway Revenue TOB VRDO	0.020%	11/6/15	14,305	14,305
1 Illinois Toll Highway Authority Toll Highway Revenue TOB VRDO	0.020%	11/6/15	15,665	15,665
Illinois Unemployment Insurance Fund Building Receipts Revenue	4.000%	12/15/15	2,750	2,764
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	12/15/15	3,000	3,018
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/16	8,290	8,538
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/17	19,650	20,652
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	12/15/17	7,500	7,883
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/18	12,475	13,086
1 Lake, Cook, Kane, & McHenry Counties IL Community Unified School District GO TOB VRDO	0.020%	11/6/15	10,360	10,360
McHenry County IL Conservation District GO	4.000%	2/1/17	3,000	3,133
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/17	2,500	2,657
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/18	1,875	2,052
Romeoville IL Revenue (Lewis University Project)	4.000%	10/1/17	365	383
Romeoville IL Revenue (Lewis University Project)	4.000%	10/1/18	500	533
				578,651
Indiana (0.6%)
Indiana Bond Bank Special Program Gas Revenue	5.250%	10/15/16	1,000	1,043
Indiana Finance Authority Economic Development Revenue (Republic Services Inc. Project) PUT	0.500%	12/1/15	11,000	11,000
Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/17	520	553
Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	3/1/16	4,560	4,633
Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	3.000%	12/1/16	1,400	1,439
Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	3/1/17	4,350	4,609
Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	4.000%	12/1/18	1,500	1,642
Indiana Finance Authority Hospital Revenue (Parkview Health System)	4.000%	5/1/17	500	523
Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/16	500	508
Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/17	1,000	1,057
Indiana Finance Authority Revenue (State Revolving Fund)	5.000%	2/1/16	7,630	7,725
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	4.000%	10/1/16	375	387
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/17	350	379
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/18	410	458
Indiana Health & Educational Facility Financing Authority Hospital Revenue
(Indiana University Health Obligated Group)	5.000%	2/15/19	1,000	1,014
Indiana Health & Educational Facility Financing Authority Revenue
(Ascension Health Credit Group) PUT	4.100%	11/3/16	2,080	2,157
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	1.500%	6/1/16 (Prere.)	415	418
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	1.500%	6/1/16	3,855	3,880
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	5.000%	7/28/16 (Prere.)	65	67
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	5.000%	7/28/16	2,695	2,788
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	1.600%	2/1/17	10,000	10,120
Indiana Municipal Power Agency Revenue	5.000%	1/1/16	800	807
Indiana Municipal Power Agency Revenue	5.000%	1/1/17	1,250	1,316
Richmond IN Hospital Authority Revenue (Reid Hospital & Health Care Services Inc.)	4.000%	1/1/18	1,960	2,088
Richmond IN Hospital Authority Revenue (Reid Hospital & Health Care Services Inc.)	5.000%	1/1/19	1,000	1,114
Rockport IN Pollution Control Revenue (Indiana Michigan Power Co. Project) PUT	1.750%	6/1/18	5,500	5,545
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	1/1/16	3,320	3,337
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	7/1/16	3,385	3,451
1 Zionsville IN Community Schools Building Corp. Revenue TOB VRDO	0.150%	11/6/15 (4)LOC	6,000	6,000
				80,058
Iowa (0.0%)
Iowa Board of Regents Hospital Revenue (University of Iowa Hospitals & Clinics)	4.000%	9/1/18	3,525	3,833
Iowa Higher Education Loan Authority Revenue Private College Facility (Grinnell College Project)	5.000%	12/1/15	1,400	1,406
				5,239

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kansas (0.1%)
3 Kansas Department of Transportation Highway Revenue	0.369%	9/1/17	4,100	4,106
3 Kansas Department of Transportation Highway Revenue	0.449%	9/1/18	3,500	3,504
3 Kansas Department of Transportation Highway Revenue	0.529%	9/1/19	3,000	2,997
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	4.500%	11/15/15 (ETM)	355	356
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	5.000%	11/15/16 (ETM)	750	786
Wyandotte County/Kansas City KS Unified Government Utility System Revenue	4.000%	9/1/17	1,000	1,059
Wyandotte County/Kansas City KS Unified Government Utility System Revenue	5.000%	9/1/19	500	571
				13,379
Kentucky (1.2%)
3 Ashland KY Medical Center Revenue (King’s Daughters Medical Center Project) PUT	1.760%	2/1/17	11,435	11,449
Kentucky Asset/Liability Commission Agency Fund Revenue (Federal Highway Trust)	5.000%	9/1/17	1,500	1,614
Kentucky Economic Development Finance Authority Medical Center Revenue
(King’s Daughters Medical Center Project)	5.000%	2/1/16	2,285	2,305
Kentucky Economic Development Finance Authority Medical Center Revenue
(King’s Daughters Medical Center Project)	5.000%	2/1/17	510	530
Kentucky Economic Development Finance Authority Solid Waste Revenue
(Republic Services Inc. Project) PUT	0.500%	12/1/15	10,045	10,045
Kentucky Municipal Power Agency Power System Revenue	5.000%	9/1/17 (14)	500	535
Kentucky Municipal Power Agency Power System Revenue	5.000%	9/1/18 (14)	1,500	1,653
Kentucky Property & Building Commission Revenue	5.000%	11/1/15	4,000	4,000
Kentucky Property & Building Commission Revenue	5.000%	8/1/16	2,600	2,690
Kentucky Property & Building Commission Revenue	5.000%	10/1/16 (2)	4,250	4,428
Kentucky Property & Building Commission Revenue	5.000%	8/1/17	2,800	3,001
Kentucky Property & Building Commission Revenue	5.000%	8/1/18	2,715	3,000
Kentucky Property & Building Commission Revenue	5.000%	8/1/18	10,175	11,243
Kentucky Property & Building Commission Revenue	5.000%	8/1/19	2,550	2,897
Kentucky Property & Building Commission Revenue	5.000%	8/1/19	13,270	15,075
Kentucky Property & Building Commission Revenue	5.000%	8/1/20	2,600	3,003
Kentucky Property & Building Commission Revenue	5.000%	8/1/20	20,985	24,242
Kentucky Public Transportation Infrastructure Authority Toll Revenue
(Downtown Crossing Project) BAN	3.000%	7/1/17	250	260
Kentucky Public Transportation Infrastructure Authority Toll Revenue
(Downtown Crossing Project) BAN	5.000%	7/1/17	33,795	36,010
Louisville & Jefferson County KY Metropolitan Government Revenue (Catholic Health Initiatives)	5.000%	12/1/17	2,500	2,716
Louisville & Jefferson County KY Metropolitan Government Revenue (Catholic Health Initiatives)	5.000%	12/1/18	1,750	1,955
Russell KY Revenue (Bon Secours Health System)	4.000%	11/1/15	300	300
Warren County KY Hospital Revenue
(Bowling Green-Warren County Community Hospital Corp. Project)	4.000%	4/1/16	1,100	1,116
Warren County KY Hospital Revenue
(Bowling Green-Warren County Community Hospital Corp. Project)	4.000%	4/1/17	200	209
				144,276
Louisiana (1.7%)
3 East Baton Rouge Parish LA Sewer Commission Revenue PUT	0.635%	8/1/18	24,510	24,345
Lafayette LA Communications System Revenue	5.000%	11/1/17 (4)	585	633
Lafayette LA Communications System Revenue	5.000%	11/1/18 (4)	1,620	1,800
Lafayette LA Communications System Revenue	5.000%	11/1/19 (4)	2,500	2,843
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.000%	6/1/16	41,500	42,611
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.000%	6/1/17	8,500	9,066
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.000%	6/1/18	5,000	5,496
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.000%	6/1/19	10,645	11,973
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/16 (Prere.)(4)	12,120	12,406
3 Louisiana Gasoline & Fuel Tax Revenue PUT	0.605%	5/1/17	44,500	44,567
3 Louisiana Gasoline & Fuel Tax Revenue PUT	0.605%	5/1/18	12,500	12,542
3 Louisiana Gasoline & Fuel Tax Revenue PUT	0.685%	5/1/18	5,535	5,535
Louisiana GO	5.000%	8/1/16	5,000	5,178
Louisiana Offshore Terminal Authority Deep Water Port Revenue (LOOP LLC Project) PUT	2.200%	10/1/17	4,125	4,194
1 Louisiana Public Facilities Authority Hospital Revenue
(Franciscan Missionaries of Our Lady Health System Project) TOB VRDO	0.130%	11/6/15 (4)	5,000	5,000
Louisiana Public Facilities Authority Revenue (Entergy Gulf States Project)	2.875%	11/1/15	2,250	2,250
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	3.000%	5/15/17	250	258
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	3.000%	5/15/18	300	312
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	4.000%	5/15/19	300	324
New Orleans LA GO	5.250%	12/1/19 (14)	7,650	7,682
New Orleans LA Sewage Service Revenue	4.000%	6/1/16	880	898
New Orleans LA Sewage Service Revenue	5.000%	6/1/17	1,000	1,065
New Orleans LA Water Revenue	5.000%	12/1/17	290	313
New Orleans LA Water Revenue	5.000%	12/1/18	500	555
Tobacco Settlement Financing Corp. Louisiana Revenue	5.000%	5/15/17	1,730	1,829
Tobacco Settlement Financing Corp. Louisiana Revenue	5.000%	5/15/18	9,000	9,800
Tobacco Settlement Financing Corp. Louisiana Revenue	5.000%	5/15/19	2,500	2,780
				216,255

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Maine (0.1%)
Maine GO	5.000%	6/1/18	3,855	4,283
Maine Health & Higher Educational Facilities Authority Revenue VRDO	0.010%	11/6/15 LOC	2,630	2,630
				6,913
Maryland (1.9%)
Anne Arundel County MD GO	5.000%	4/1/17	6,960	7,409
Anne Arundel County MD GO	5.000%	4/1/18	6,960	7,680
Anne Arundel County MD GO	5.000%	4/1/18	2,585	2,854
Anne Arundel County MD GO	5.000%	4/1/18	980	1,082
Anne Arundel County MD GO	5.000%	4/1/18	11,300	12,475
Anne Arundel County MD GO	5.000%	4/1/18	2,590	2,859
Maryland Department of Transportation Revenue	5.000%	6/1/16	2,010	2,066
Maryland Economic Development Corp. Revenue (Constellation Energy Group, Inc. Project) PUT	2.550%	6/1/20	8,900	8,913
Maryland GO	5.000%	8/1/16	27,680	28,674
Maryland GO	5.000%	8/1/16	5,000	5,180
Maryland GO	5.000%	8/1/16	4,500	4,662
Maryland GO	4.000%	8/15/16	9,570	9,855
Maryland GO	5.000%	3/1/17	1,450	1,539
Maryland GO	5.000%	3/1/18	3,395	3,737
Maryland GO	5.000%	3/1/19	10,000	11,358
Maryland GO	5.000%	3/15/19	1,090	1,239
Maryland GO	5.000%	3/15/19	9,285	10,557
Maryland GO	5.000%	11/1/19	1,250	1,446
Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	3.000%	7/1/16	425	432
Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	4.000%	7/1/17	500	527
Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group)	5.000%	7/1/18	1,000	1,115
3 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	1.279%	11/15/16	2,000	2,013
3 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	0.959%	11/15/17	11,970	12,049
3 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	0.709%	5/15/18	5,100	5,101
3 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	0.729%	5/15/18	9,625	9,631
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/17	2,020	2,177
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/18	2,000	2,221
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/19	2,600	2,965
Maryland Health & Higher Educational Facilities Authority Revenue (Meritus Medical Center, Inc.)	5.000%	7/1/16	700	720
Maryland Health & Higher Educational Facilities Authority Revenue (Meritus Medical Center, Inc.)	5.000%	7/1/17	500	532
Maryland Health & Higher Educational Facilities Authority Revenue (Meritus Medical Center, Inc.)	5.000%	7/1/19	900	1,004
Maryland Health & Higher Educational Facilities Authority Revenue
(Peninsula Regional Medical Center)	5.000%	7/1/17	1,790	1,921
Maryland Health & Higher Educational Facilities Authority Revenue
(Peninsula Regional Medical Center)	5.000%	7/1/18	1,695	1,878
Maryland Health & Higher Educational Facilities Authority Revenue
(Western Maryland Health System)	5.000%	7/1/16	10,030	10,324
Maryland Health & Higher Educational Facilities Authority Revenue
(Western Maryland Health System)	5.000%	7/1/17	5,000	5,332
Maryland Transportation Authority GAN	5.250%	3/1/16	3,200	3,255
Montgomery County MD GO	5.000%	11/1/15	2,725	2,725
Montgomery County MD GO	5.000%	11/1/16	5,800	6,074
Montgomery County MD GO	5.000%	11/1/17	4,800	5,224
Montgomery County MD GO	5.000%	8/1/19	1,570	1,804
Prince Georges County MD GO	5.000%	9/1/17	8,015	8,670
Prince Georges County MD GO	5.000%	3/1/18	5,280	5,813
University System of Maryland Auxiliary Facility & Tuition Revenue	5.000%	4/1/16	4,405	4,495
Washington Suburban Sanitation District Maryland GO	5.000%	6/1/18	7,290	8,093
Washington Suburban Sanitation District Maryland GO	5.000%	6/1/19	7,585	8,676
Westminster MD Revenue (Lutheran Village at Miller’s Grant)	3.875%	7/1/19	1,065	1,081
				239,437
Massachusetts (3.8%)
Boston MA GO	5.000%	2/1/18	7,965	8,749
Boston MA GO	5.000%	8/1/18	4,045	4,520
Massachusetts Bay Transportation Authority Sales Tax Revenue	5.000%	7/1/19	9,500	10,873
1 Massachusetts Bay Transportation Authority Sales Tax Revenue TOB VRDO	0.270%	11/2/15	25,465	25,465
1 Massachusetts Bay Transportation Authority Sales Tax Revenue TOB VRDO	0.110%	11/6/15	30,000	30,000
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/16	1,205	1,250
3 Massachusetts Development Finance Agency Revenue (Boston University) PUT	0.560%	9/30/16	12,045	12,052
3 Massachusetts Development Finance Agency Revenue (Boston University) PUT	0.590%	3/30/17	6,500	6,488
Massachusetts Development Finance Agency Revenue (Dominion Energy Brayton Project) PUT	2.250%	9/1/16 (Prere.)	23,980	24,350

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency Revenue (Partners Healthcare)	5.000%	7/1/19	215	219
Massachusetts Development Finance Agency Revenue (Partners Healthcare) PUT	5.000%	1/14/16	11,600	11,713
3 Massachusetts Development Finance Agency Revenue (Partners Healthcare) PUT	0.560%	1/30/18	8,865	8,852
3 Massachusetts Development Finance Agency Revenue (Partners Healthcare) PUT	0.490%	1/29/20	5,500	5,366
Massachusetts Development Finance Agency Revenue (UMass Memorial Medical Center)	5.000%	7/1/17	2,260	2,372
3 Massachusetts Development Finance Agency Revenue (Williams College) PUT	0.290%	7/1/17	14,860	14,853
Massachusetts GO	5.000%	8/1/16	3,375	3,498
Massachusetts GO	5.000%	10/1/16	3,000	3,131
Massachusetts GO	5.500%	12/1/16 (4)	2,500	2,641
3 Massachusetts GO	0.350%	1/1/17	14,100	14,081
3 Massachusetts GO	0.130%	2/1/17	75,000	74,616
3 Massachusetts GO	0.370%	2/1/17	15,485	15,464
3 Massachusetts GO	0.440%	1/1/18	9,100	9,057
3 Massachusetts GO PUT	0.310%	8/1/17	20,000	19,946
1 Massachusetts GO TOB VRDO	0.020%	11/6/15	1,850	1,850
Massachusetts Health & Educational Facilities Authority Revenue (Amherst College) PUT	1.700%	11/1/16	9,060	9,162
Massachusetts Health & Educational Facilities Authority Revenue (Amherst College) PUT	0.800%	12/1/17	2,000	2,003
Massachusetts Health & Educational Facilities Authority Revenue (Lahey Clinic Medical Center)	5.000%	8/15/19 (14)	500	501
Massachusetts Health & Educational Facilities Authority Revenue (Partners Healthcare System)	0.450%	11/4/15 (4)	20,180	20,180
Massachusetts Health & Educational Facilities Authority Revenue (Partners Healthcare System)	0.400%	11/5/15 (4)	12,300	12,300
Massachusetts Health & Educational Facilities Authority Revenue (Partners Healthcare System)	0.300%	11/6/15 (4)	28,970	28,970
1 Massachusetts Health & Educational Facilities Authority Revenue (Partners Healthcare System)
TOB VRDO	0.020%	11/6/15	13,100	13,100
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.020%	11/6/15	3,605	3,605
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.020%	11/6/15 LOC	20,000	20,000
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.130%	11/6/15 LOC	30,295	30,295
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.130%	11/6/15 (4)LOC	19,445	19,445
				470,967
Michigan (2.2%)
1 Detroit MI City School District GO TOB VRDO	0.300%	11/6/15	10,245	10,245
1 Detroit MI City School District GO TOB VRDO	0.850%	11/6/15	17,845	17,845
East Lansing MI School District GO	5.000%	5/1/16	365	373
East Lansing MI School District GO	5.000%	5/1/17	650	691
East Lansing MI School District GO	5.000%	5/1/18	335	368
East Lansing MI School District GO	5.000%	5/1/19	450	508
L’Anse Creuse MI Public Schools GO	2.000%	5/1/16	500	504
Livonia MI Public Schools School District GO	4.000%	5/1/16 (15)	500	509
Livonia MI Public Schools School District GO	4.000%	5/1/17 (15)	1,000	1,046
Livonia MI Public Schools School District GO	5.000%	5/1/18 (15)	850	936
Michigan Building Authority Revenue	5.000%	10/15/16	12,250	12,794
Michigan Building Authority Revenue	5.000%	4/15/19	8,300	9,398
Michigan Finance Authority Revenue	4.000%	10/1/17	1,155	1,220
Michigan Finance Authority Revenue	5.000%	10/1/18	1,135	1,257
Michigan Finance Authority Revenue (Beaumont Health Obligated Group)	4.000%	8/1/18	1,500	1,617
Michigan Finance Authority Revenue (Beaumont Health Obligated Group)	4.000%	8/1/19	3,000	3,290
Michigan Finance Authority Revenue (Beaumont Health Obligated Group)	4.000%	8/1/20	1,250	1,386
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/16	890	912
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/16	5,310	5,453
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/16	4,000	4,108
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/17	1,105	1,167
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/17 (14)	5,000	5,321
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/17	5,000	5,300
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/17	500	528
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/18	1,000	1,081
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/18 (14)	6,000	6,557
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/18 (14)	5,500	6,011
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/18	1,150	1,243
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/19 (14)	2,855	3,184
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/19 (14)	3,500	3,904
Michigan Finance Authority Revenue (Sparrow Obligated Group)	3.000%	11/15/15	885	886
Michigan Finance Authority Revenue (Sparrow Obligated Group)	4.000%	11/15/16	800	828
Michigan Finance Authority Revenue (Sparrow Obligated Group)	4.000%	11/15/17	350	371
Michigan Finance Authority Revenue (Sparrow Obligated Group)	4.000%	11/15/18	750	810
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	1/1/18	6,425	7,033
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/18	10,275	11,447
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	1/1/19	22,000	24,879
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group)	5.000%	11/15/15	3,000	3,006
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) PUT	1.500%	3/15/17	7,875	7,963
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) PUT	2.000%	5/30/18	14,000	14,384
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) PUT	1.400%	6/29/18	11,750	11,892
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	5.000%	6/1/16	1,500	1,541

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	5.000%	6/1/17	2,100	2,243
Michigan Strategic Fund Limited Obligation Revenue (Detroit Edison Co. Project) PUT	2.125%	9/1/16	10,000	10,093
Michigan Strategic Fund Limited Obligation Revenue
(Facility for Rare Isotope Beams Project at Michigan State University)	4.000%	3/1/16	500	506
Michigan Strategic Fund Limited Obligation Revenue
(Facility for Rare Isotope Beams Project at Michigan State University)	4.000%	3/1/17	250	262
Michigan Strategic Fund Limited Obligation Revenue
(Facility for Rare Isotope Beams Project at Michigan State University)	4.000%	3/1/18	500	537
Michigan Trunk Line Revenue	5.250%	11/1/15 (14)	5,000	5,001
Michigan Trunk Line Revenue	5.000%	11/15/16	5,000	5,245
Michigan Trunk Line Revenue	5.000%	11/15/17	13,500	14,699
Royal Oak MI City School District GO	5.000%	5/1/17	1,300	1,386
Royal Oak MI City School District GO	5.000%	5/1/18	1,000	1,102
1 Saginaw Valley State University Michigan Revenue TOB VRDO	0.160%	11/6/15 (4)	5,000	5,000
3 Saline MI Area Schools GO PUT	0.560%	11/2/15	14,235	14,235
St. Johns MI Public Schools School District GO	5.000%	5/1/19	7,250	8,191
3 University of Michigan Revenue PUT	0.410%	4/1/16	10,000	10,000
				272,296
Minnesota (0.7%)
Hennepin County MN GO	5.000%	12/1/16	1,180	1,240
Hennepin County MN GO	5.000%	12/1/16	4,035	4,240
Hennepin County MN GO	5.000%	12/15/17	4,355	4,761
Maple Grove MN Health Care Facilities Revenue (Maple Grove Hospital Corp.)	5.000%	5/1/16	1,500	1,530
Minneapolis MN Health Care System Revenue (Fairview Health Services)	4.000%	11/15/18	750	811
Minneapolis MN Health Care System Revenue (Fairview Health Services)	5.000%	11/15/19	750	851
Minneapolis MN Special School District No. 1 COP	5.000%	2/1/16	4,310	4,363
Minnesota General Fund Revenue	5.000%	3/1/17	2,000	2,121
Minnesota GO	5.000%	11/1/15	2,150	2,150
Minnesota GO	5.000%	8/1/16	6,045	6,262
Minnesota GO	5.000%	8/1/16 (ETM)	70	72
Minnesota GO	5.000%	8/1/16	4,480	4,641
Minnesota GO	5.000%	10/1/16	2,825	2,948
Minnesota GO	5.000%	10/1/17	3,545	3,845
Minnesota GO	5.000%	8/1/19	4,895	5,625
Minnesota GO	5.000%	8/1/19	2,275	2,614
Minnesota GO	5.000%	8/1/19	12,920	14,852
Minnesota Higher Education Facilities Authority Revenue (Carleton College) VRDO	0.030%	11/6/15	6,560	6,560
Minnesota Public Facilities Authority Revenue (State Revolving Fund)	5.000%	3/1/16	11,535	11,723
Shakopee MN Healthcare Facilities Revenue (St. Francis Regional Medical Center)	4.000%	9/1/16	295	303
Shakopee MN Healthcare Facilities Revenue (St. Francis Regional Medical Center)	5.000%	9/1/17	465	501
Shakopee MN Healthcare Facilities Revenue (St. Francis Regional Medical Center)	5.000%	9/1/18	885	978
Shakopee MN Healthcare Facilities Revenue (St. Francis Regional Medical Center)	5.000%	9/1/19	555	628
				83,619
Mississippi (0.2%)
2 Jackson MS Public School District GO	5.000%	4/1/18	500	547
2 Jackson MS Public School District GO	5.000%	4/1/19	1,660	1,863
2 Jackson MS Public School District GO	5.000%	4/1/20	1,500	1,720
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA Inc. Project) VRDO	0.010%	11/2/15	5,100	5,100
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA Inc. Project) VRDO	0.010%	11/2/15	1,900	1,900
Mississippi GO	5.250%	11/1/16 (14)	2,550	2,677
3 Mississippi GO	0.540%	9/1/17	5,810	5,810
3 Mississippi Hospital Equipment & Facilities Authority Revenue (Baptist Health System) PUT	1.310%	8/15/20	7,850	7,770
				27,387
Missouri (0.6%)
Curators of the University of Missouri System Facilities Revenue	5.000%	11/1/19	5,000	5,784
Jackson County MO Special Obligation Revenue (Truman Sports Complex Project)	5.000%	12/1/17	2,000	2,177
Joplin MO Industrial Development Authority Health Facilities Revenue (Freeman Health System)	2.000%	2/15/16	705	708
Joplin MO Industrial Development Authority Health Facilities Revenue (Freeman Health System)	5.000%	2/15/18	425	459
Joplin MO Industrial Development Authority Health Facilities Revenue (Freeman Health System)	5.000%	2/15/19	645	712
Kansas City MO Airport Revenue	5.000%	9/1/16	900	935
Kansas City MO Airport Revenue	5.000%	9/1/17	1,250	1,346
Missouri Board of Public Buildings Special Obligation Revenue	3.000%	10/1/16	2,795	2,866
Missouri Environmental Improvement & Energy Resources Authority Revenue
(Kansas City Power & Light)	1.250%	7/1/17	4,000	4,042
1 Missouri Health & Educational Facilities Authority Revenue (Washington University) TOB VRDO	0.020%	11/6/15	11,300	11,300
Missouri Highways & Transportation Commission Road Revenue	5.250%	5/1/17 (Prere.)	11,000	11,776
Missouri Highways & Transportation Commission Road Revenue	5.000%	5/1/19	1,000	1,142
Missouri Joint Municipal Electric Utility Commission Power Project Revenue	5.000%	1/1/17	2,420	2,547

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Missouri Joint Municipal Electric Utility Commission Power Project Revenue	5.000%	1/1/18	2,400	2,613
Springfield MO Public Utility Revenue	5.000%	8/1/18	16,375	18,263
St. Louis MO Airport Revenue (Lambert-St. Louis International Airport)	5.000%	7/1/16	1,000	1,030
St. Louis MO Municipal Finance Corp. Lease Revenue (City Justice Center Project)	5.000%	2/15/16	2,250	2,280
				69,980
Montana (0.0%)
Montana Facility Finance Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/18	1,875	2,045

Multiple State (0.2%)
1 Nuveen AMT-Free Municipal Income Fund VRDP VRDO	0.130%	11/6/15 LOC	24,700	24,700

Nebraska (0.4%)
Central Plains Energy Project Nebraska Gas Supply Revenue PUT	5.000%	12/1/19	30,000	34,172
Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
(Nebraska Methodist Health System)	3.000%	11/1/16	685	700
Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
(Nebraska Methodist Health System)	3.000%	11/1/17	700	725
Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
(Nebraska Methodist Health System)	4.000%	11/1/18	925	993
1 Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
(Nebraska Methodist Health System) TOB VRDO	0.030%	11/6/15 (13)	10,060	10,060
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	4.000%	11/1/16	500	516
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	4.000%	11/1/17	500	527
Municipal Energy Agency of Nebraska Power Supply System Revenue	4.000%	4/1/16	1,000	1,016
Nebraska Public Power District Revenue	5.000%	1/1/17 (14)	2,310	2,329
University of Nebraska Student Fee Revenue	5.000%	7/1/16	1,880	1,939
University of Nebraska Student Fee Revenue	5.000%	7/1/17	1,105	1,185
				54,162
Nevada (0.8%)
Clark County NV School District GO	5.000%	6/15/16	14,860	15,300
Clark County NV School District GO	5.000%	6/15/17	11,105	11,887
Clark County NV School District GO	5.000%	6/15/17	7,015	7,509
1 Clark County NV Water Reclamation District GO TOB VRDO	0.020%	11/6/15	14,800	14,800
1 Clark County NV Water Reclamation District GO TOB VRDO	0.020%	11/6/15	6,000	6,000
1 Las Vegas Valley Water District Nevada GO TOB VRDO	0.020%	11/6/15 LOC	6,500	6,500
1 Las Vegas Valley Water District Nevada GO TOB VRDO	0.040%	11/6/15	4,690	4,690
2 Nevada GO	5.000%	4/1/19	16,405	18,646
Nevada Unemployment Compensation Revenue	4.000%	12/1/15	6,250	6,271
Nevada Unemployment Compensation Revenue	5.000%	6/1/17	10,000	10,707
				102,310
New Hampshire (0.1%)
1 New Hampshire Health & Education Facilities Authority Revenue (LRGHealthcare) TOB VRDO	0.040%	11/6/15	15,645	15,645

New Jersey (4.3%)
Bergen County NJ GO	4.000%	9/1/16	1,875	1,934
Camden County NJ Improvement Authority Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.000%	2/15/18	2,775	2,988
Camden County NJ Improvement Authority Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.000%	2/15/19	3,050	3,354
Essex County NJ Improvement Authority Revenue	2.000%	10/1/16	7,910	8,033
Essex County NJ Utilities Authority Revenue	3.000%	11/4/16	5,625	5,761
Monmouth County NJ GO	4.000%	1/15/17	1,075	1,122
Monmouth County NJ GO	4.000%	1/15/18	1,350	1,450
Monroe Township NJ Board of Education GO	4.000%	8/1/17	1,085	1,145
Monroe Township NJ Board of Education GO	4.000%	8/1/18	2,070	2,236
New Jersey Building Authority BAN	3.000%	6/15/16	12,000	12,028
New Jersey Economic Development Authority Revenue	5.000%	3/1/18	14,425	15,255
New Jersey Economic Development Authority Revenue	5.000%	6/15/19	50,000	53,887
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/16	20,000	20,448
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/17	5,800	6,089
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/18	3,235	3,469
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/16 (ETM)	5,000	5,193
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	12/15/16 (ETM)	3,360	3,533
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	12/15/16	2,055	2,150
3 New Jersey Economic Development Authority Revenue (School Facilities Construction)	0.910%	2/1/17	19,160	18,923
1 New Jersey Economic Development Authority Revenue (School Facilities Construction)
TOB VRDO	0.160%	11/6/15 LOC	18,310	18,310
New Jersey Economic Development Authority Revenue (School Facilities Construction) VRDO	0.740%	2/1/17	29,000	28,678

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Equipment Lease Purchase COP	5.000%	6/15/18	4,550	4,837
New Jersey GO	5.250%	7/15/16 (2)	1,010	1,044
New Jersey Health Care Facilities Financing Authority Revenue (AHS Hospital Corp.)	5.000%	7/1/18	2,500	2,744
New Jersey Health Care Facilities Financing Authority Revenue
(AtlantiCare Regional Medical Center)	5.000%	7/1/16	250	257
New Jersey Health Care Facilities Financing Authority Revenue (Holy Name Medical Center)	4.000%	7/1/17	1,000	1,044
New Jersey Health Care Facilities Financing Authority Revenue
(Meridian Health System Obligated Group)	5.000%	7/1/16	2,000	2,061
New Jersey Health Care Facilities Financing Authority Revenue
(Meridian Health System Obligated Group)	5.000%	7/1/17	2,000	2,142
New Jersey Health Care Facilities Financing Authority Revenue
(Palisades Medical Center Obligated Group)	2.350%	7/1/16	1,210	1,216
New Jersey Health Care Facilities Financing Authority Revenue
(Palisades Medical Center Obligated Group)	5.000%	7/1/17	1,305	1,376
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health)	4.000%	7/1/18	750	804
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health)	4.000%	7/1/19	2,000	2,178
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health)	5.000%	7/1/19	1,000	1,124
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/15	2,500	2,510
New Jersey Housing & Mortgage Finance Agency Multi-Family Housing Revenue
(Broadway Townhouses Project)	0.600%	12/1/16	8,095	8,088
New Jersey Transportation Corp. GAN	5.000%	9/15/17	14,500	15,422
New Jersey Transportation Corp. GAN	5.000%	9/15/18	16,345	17,779
New Jersey Transportation Trust Fund Authority Transportation Program Revenue	5.000%	6/15/17	5,000	5,291
New Jersey Transportation Trust Fund Authority Transportation Program Revenue	5.000%	6/15/18	6,000	6,378
3 New Jersey Transportation Trust Fund Authority Transportation Program Revenue PUT	1.010%	12/15/19	35,000	34,254
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/16	2,000	2,054
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/17	4,200	4,444
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	12/15/17	13,425	14,359
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/18	9,070	9,642
1 New Jersey Transportation Trust Fund Authority Transportation System Revenue TOB VRDO	0.130%	11/6/15 LOC	7,630	7,630
1 New Jersey Transportation Trust Fund Authority Transportation System Revenue TOB VRDO	0.130%	11/6/15 (4)LOC	31,830	31,830
1 New Jersey Transportation Trust Fund Authority Transportation System Revenue TOB VRDO	0.260%	11/6/15	10,700	10,700
3 New Jersey Turnpike Authority Revenue	0.490%	1/1/17	30,000	29,916
3 New Jersey Turnpike Authority Revenue PUT	0.399%	1/1/16	10,000	9,999
3 New Jersey Turnpike Authority Revenue PUT	0.540%	1/1/16	28,500	28,500
3 New Jersey Turnpike Authority Revenue PUT	0.540%	1/1/16	4,000	4,000
3 New Jersey Turnpike Authority Revenue PUT	0.630%	1/1/17	30,000	29,965
3 New Jersey Turnpike Authority Revenue PUT	0.690%	1/1/18	5,000	4,981
1 New Jersey Turnpike Authority Revenue TOB VRDO	0.210%	11/6/15 (4)	6,500	6,500
Rutgers State University New Jersey Revenue VRDO	0.010%	11/2/15	3,000	3,000
Tobacco Settlement Financing Corp. New Jersey Revenue	5.000%	6/1/16	2,000	2,048
Tobacco Settlement Financing Corp. New Jersey Revenue	5.000%	6/1/17	3,000	3,184
				529,287
New Mexico (0.8%)
Farmington NM Pollution Control Revenue (El Paso Electric Co. Four Corners Project) PUT	1.875%	9/1/17	4,500	4,553
New Mexico Educational Assistance Foundation Revenue	4.000%	12/1/15	3,800	3,813
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services) VRDO	0.010%	11/6/15	15,000	15,000
3 New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue	0.699%	2/1/18	5,010	5,023
3 New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue	0.749%	8/1/18	5,200	5,220
3 New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue PUT	0.879%	8/1/19	37,500	37,277
New Mexico Severance Tax Revenue	5.000%	7/1/16	7,645	7,889
New Mexico Severance Tax Revenue	4.000%	7/1/19	16,245	17,507
				96,282
New York (17.3%)
Binghamton NY City School District BAN	2.000%	11/20/15	40,000	40,036
Broome County NY BAN	2.000%	5/6/16	91,100	91,708
Buffalo & Erie County NY Industrial Land Development Corp. Revenue	5.000%	11/15/18	1,000	1,092
Buffalo & Erie County NY Industrial Land Development Corp. Revenue	5.000%	11/15/19	680	755
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/16	1,000	1,024
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/17	3,435	3,663
1 Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project) TOB VRDO	0.020%	11/6/15	2,900	2,900
1 Hudson Yards Infrastructure Corp. New York Revenue TOB VRDO	0.220%	11/6/15 LOC	6,065	6,065
Long Island NY Power Authority Electric System Revenue	5.000%	5/1/16 (ETM)	4,315	4,418
Long Island NY Power Authority Electric System Revenue	5.000%	6/1/16 (Prere.)	7,525	7,733
Long Island NY Power Authority Electric System Revenue	5.000%	5/1/17	1,000	1,062
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/17	1,450	1,547

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/17	3,730	3,979
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/18	2,000	2,207
Monroe County NY Industrial Development Corp. Revenue (Rochester General Hospital)	3.000%	12/1/15	875	877
Nassau County NY GO	5.000%	4/1/16	9,415	9,599
Nassau County NY Health Care Corp. RAN	2.250%	1/15/16	7,500	7,518
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(Catholic Health Services)	5.000%	7/1/19	1,305	1,472
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(South Nassau Communities Hospital)	5.000%	7/1/17	1,320	1,405
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(Winthrop University Hospital Association Project)	4.000%	7/1/17	1,500	1,567
Nassau County NY Local Economic Assistance Corp. Revenue
(Catholic Health Services of Long Island Obligated Group Project)	3.000%	7/1/17	900	930
Nassau County NY Local Economic Assistance Corp. Revenue
(Catholic Health Services of Long Island Obligated Group Project)	4.000%	7/1/18	800	857
Nassau County NY Local Economic Assistance Corp. Revenue
(Catholic Health Services of Long Island Obligated Group Project)	4.000%	7/1/19	375	406
New York City NY GO	0.100%	11/2/15 (4)	31,650	31,650
New York City NY GO	0.460%	11/2/15 (12)	29,525	29,525
New York City NY GO	0.450%	11/3/15 (4)	7,725	7,725
New York City NY GO	0.350%	11/4/15 (4)	32,975	32,975
New York City NY GO	0.320%	11/5/15 (4)	44,250	44,250
New York City NY GO	0.350%	11/6/15 (4)	16,375	16,375
New York City NY GO	0.350%	11/6/15 (4)	2,425	2,425
New York City NY GO	0.460%	11/6/15 (12)	2,475	2,475
New York City NY GO	5.000%	2/1/16 (Prere.)	5	5
New York City NY GO	5.000%	4/1/16 (Prere.)	3,000	3,060
New York City NY GO	5.000%	8/1/16	2,325	2,408
New York City NY GO	5.000%	8/1/16	6,000	6,215
New York City NY GO	5.000%	8/1/16	23,810	24,664
New York City NY GO	5.000%	8/1/16	5,000	5,179
New York City NY GO	5.000%	8/1/16	5,000	5,179
New York City NY GO	4.000%	8/1/17	5,705	6,045
New York City NY GO	5.000%	8/1/17	34,730	37,406
New York City NY GO	5.000%	8/1/17	7,280	7,841
New York City NY GO	5.000%	8/1/17	4,305	4,637
New York City NY GO	5.000%	8/1/17	10,000	10,771
New York City NY GO	5.000%	8/1/17	33,680	36,275
New York City NY GO	5.000%	8/1/17 (2)	1,210	1,225
New York City NY GO	5.000%	8/1/17	3,715	4,001
New York City NY GO	5.000%	8/1/17	20,000	21,541
New York City NY GO	5.000%	8/1/18	3,250	3,613
New York City NY GO	5.000%	8/1/18	8,790	9,772
New York City NY GO	5.000%	8/1/19	15,000	17,145
3 New York City NY GO	0.390%	8/1/21	4,700	4,698
3 New York City NY GO	0.480%	8/1/21	6,325	6,304
New York City NY GO VRDO	0.010%	11/6/15	4,400	4,400
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.150%	11/1/15	6,870	6,870
New York City NY Housing Development Corp. Multi-Family Housing Revenue	0.950%	5/1/16	25,635	25,646
New York City NY Housing Development Corp. Multi-Family Housing Revenue	0.400%	11/1/16	9,500	9,500
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.100%	11/1/16	7,230	7,235
New York City NY Housing Development Corp. Multi-Family Housing Revenue	0.850%	11/1/17	6,215	6,217
New York City NY Housing Development Corp. Multi-Family Housing Revenue	0.850%	11/1/17	2,000	2,002
New York City NY Housing Development Corp. Multi-Family Housing Revenue	0.950%	11/1/17	6,210	6,215
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.250%	5/1/18	2,390	2,400
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.250%	5/1/18	12,010	12,044
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.250%	11/1/18	27,500	27,590
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.500%	11/1/18	13,090	13,163
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.500%	11/1/18	17,105	17,201
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.650%	5/1/19	20,000	20,135
New York City NY Housing Development Corp. Multi-Family Housing Revenue PUT	1.000%	10/26/17	4,705	4,707
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/16 (ETM)	2,500	2,574
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/18	4,180	4,404
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/19	3,100	3,385
1 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue
TOB VRDO	0.020%	11/6/15	3,420	3,420
1 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue
TOB VRDO	0.090%	11/6/15	23,405	23,405
1 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue
TOB VRDO	0.160%	11/6/15	7,885	7,885

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 New York City NY Transitional Finance Authority Building Aid Revenue TOB VRDO	0.020%	11/5/15	5,000	5,000
1 New York City NY Transitional Finance Authority Building Aid Revenue TOB VRDO	0.020%	11/6/15	4,150	4,150
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/15 (ETM)	2,100	2,100
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/15	8,095	8,096
New York City NY Transitional Finance Authority Future Tax Revenue	0.350%	11/5/15 (4)	37,225	37,225
New York City NY Transitional Finance Authority Future Tax Revenue	0.460%	11/6/15 (4)	68,525	68,525
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/16 (ETM)	1,000	1,012
New York City NY Transitional Finance Authority Future Tax Revenue	3.000%	11/1/16	2,560	2,631
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16 (ETM)	465	487
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16	3,535	3,704
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16 (ETM)	2,990	3,127
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16	2,505	2,625
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16 (ETM)	160	167
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16	9,840	10,310
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/19	1,300	1,488
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/19	5,000	5,025
2 New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/19	18,700	21,520
2 New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/19	2,110	2,428
New York City NY Trust for Cultural Resources Revenue (Museum of Modern Art)	4.000%	8/1/17	6,250	6,623
1 New York Liberty Development Corp. Revenue (Port Authority Consolidated Bonds) TOB VRDO	0.030%	11/6/15	60,005	60,005
1 New York Liberty Development Corp. Revenue (Port Authority Consolidated Bonds) TOB VRDO	0.150%	11/6/15	12,935	12,935
3 New York Metropolitan Transportation Authority Revenue	0.629%	11/1/15	1,700	1,700
New York Metropolitan Transportation Authority Revenue	4.000%	11/15/15	8,000	8,013
New York Metropolitan Transportation Authority Revenue	4.000%	11/15/15	3,030	3,035
New York Metropolitan Transportation Authority Revenue	4.000%	11/15/15	3,895	3,901
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/15	2,355	2,360
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/15	5,130	5,140
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/15	5,435	5,446
New York Metropolitan Transportation Authority Revenue	0.250%	3/1/16	50,000	50,002
3 New York Metropolitan Transportation Authority Revenue	0.819%	11/1/16	3,500	3,505
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/16	2,650	2,777
3 New York Metropolitan Transportation Authority Revenue	0.959%	11/1/17	2,950	2,956
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/17	12,500	13,595
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/17	1,190	1,294
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/18	3,500	3,929
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/18	4,055	4,552
3 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) PUT	0.390%	6/1/17	20,185	20,109
3 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) PUT	0.380%	11/1/18	2,000	1,972
3 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) PUT	0.460%	11/1/19	2,750	2,713
3 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) PUT	0.590%	11/1/19	21,000	20,820
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/15	2,000	2,004
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/15	1,625	1,628
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	4.000%	11/15/16	1,000	1,038
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/16	2,250	2,358
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/17	1,200	1,305
1 New York Metropolitan Transportation Authority Revenue (Transit Revenue) TOB VRDO	0.150%	11/6/15 LOC	11,250	11,250
3 New York Metropolitan Transportation Authority Revenue PUT	0.659%	11/1/15	38,300	38,300
3 New York Metropolitan Transportation Authority Revenue PUT	0.779%	11/1/15	11,700	11,700
3 New York Metropolitan Transportation Authority Revenue PUT	0.280%	5/15/16	15,000	14,943
3 New York Metropolitan Transportation Authority Revenue PUT	0.979%	11/1/16	15,510	15,541
3 New York Metropolitan Transportation Authority Revenue PUT	0.603%	5/15/17 (4)	18,500	18,449
3 New York Metropolitan Transportation Authority Revenue PUT	0.479%	11/1/17	7,310	7,264
3 New York Metropolitan Transportation Authority Revenue PUT	0.370%	11/15/17	44,600	44,346
3 New York Metropolitan Transportation Authority Revenue PUT	0.733%	5/15/18 (4)	10,750	10,704
3 New York Metropolitan Transportation Authority Revenue PUT	0.590%	6/1/20	87,500	86,380
1 New York Metropolitan Transportation Authority Revenue TOB VRDO	0.130%	11/6/15	12,500	12,500
1 New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)
TOB VRDO	0.020%	11/6/15	8,995	8,995
New York State Dormitory Authority Revenue (Brooklyn Law School)	5.000%	7/1/16 (ETM)	1,750	1,805
New York State Dormitory Authority Revenue (City University of New York)	5.000%	7/1/16	255	256
1 New York State Dormitory Authority Revenue (Columbia University) TOB VRDO	0.020%	11/6/15	8,535	8,535
New York State Dormitory Authority Revenue (New York University Hospitals Center)	5.000%	7/1/17	1,000	1,070
New York State Dormitory Authority Revenue (New York University Hospitals Center)	5.000%	7/1/18	1,000	1,103
New York State Dormitory Authority Revenue (North Shore - Long Island Jewish Obligated Group)	5.000%	5/1/16	1,725	1,764
New York State Dormitory Authority Revenue (North Shore - Long Island Jewish Obligated Group)	5.000%	5/1/17	2,000	2,125
New York State Dormitory Authority Revenue (North Shore - Long Island Jewish Obligated Group)	5.000%	5/1/18	2,500	2,738
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	12/15/15 (ETM)	930	936
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	12/15/15	70	70
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/16 (ETM)	5	5
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/16	10,235	10,382
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/16	1,000	1,018

Short-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/16	3,380	3,442
	New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/18	22,110	24,287
	New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/19	16,215	18,349
	New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/19	7,620	8,623
	New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	6/15/19	9,765	11,149
1	New York State Dormitory Authority Revenue (Personal Income Tax) TOB VRDO	0.020%	11/6/15	2,130	2,130
1	New York State Dormitory Authority Revenue (Personal Income Tax) TOB VRDO	0.020%	11/6/15	560	560
	New York State Dormitory Authority Revenue (School Districts Financing Program)	4.000%	10/1/16 (4)	4,000	4,133
	New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/16 (4)	2,500	2,608
	New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/16 (15)	375	391
	New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/16 (4)	5,000	5,216
	New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/16	10,205	10,641
	New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/17 (4)	3,300	3,575
	New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/17 (15)	500	542
	New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/17	3,445	3,715
	New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/18 (15)	1,000	1,119
	New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/18	2,160	2,402
	New York State Dormitory Authority Revenue (State University Dormitory Facilities)	5.000%	7/1/17	6,865	7,367
	New York State Dormitory Authority Revenue (Yeshiva University)	5.000%	9/1/16 (ETM)	190	197
	New York State Dormitory Authority Revenue (Yeshiva University)	5.000%	9/1/16	910	930
	New York State Dormitory Authority Revenue (Yeshiva University)	5.000%	11/1/18 (ETM)	370	409
	New York State Dormitory Authority Revenue (Yeshiva University)	5.000%	11/1/18	630	662
	New York State Dormitory Authority Revenue (Yeshiva University)	5.000%	11/1/19 (ETM)	600	679
	New York State Dormitory Authority Revenue (Yeshiva University)	5.000%	11/1/19	1,025	1,084
	New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/18	41,315	45,572
	New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/18	23,100	25,480
	New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/19	22,000	25,001
	New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/19	24,300	27,615
	New York State Energy Research & Development Authority Pollution Control Revenue
	(New York State Electric & Gas Corp. Project)	2.250%	12/1/15	7,000	7,010
	New York State Housing Finance Agency Affordable Housing Revenue	0.800%	11/1/16	2,750	2,752
	New York State Housing Finance Agency Affordable Housing Revenue	0.800%	11/1/16	2,500	2,503
	New York State Housing Finance Agency Affordable Housing Revenue	0.750%	5/1/17	4,850	4,854
	New York State Housing Finance Agency Affordable Housing Revenue	0.750%	5/1/17	2,505	2,505
	New York State Housing Finance Agency Affordable Housing Revenue	0.750%	5/1/17	6,705	6,710
	New York State Housing Finance Agency Affordable Housing Revenue	0.750%	5/1/17	3,000	3,005
	New York State Housing Finance Agency Affordable Housing Revenue	0.850%	11/1/17	6,890	6,888
	New York State Housing Finance Agency Affordable Housing Revenue	0.850%	11/1/17	10,000	9,998
	New York State Housing Finance Agency Affordable Housing Revenue	0.900%	11/1/17	3,000	3,005
	New York State Housing Finance Agency Affordable Housing Revenue	1.150%	5/1/18	4,190	4,210
	New York State Housing Finance Agency Affordable Housing Revenue	1.150%	5/1/18	3,900	3,916
	New York State Housing Finance Agency Affordable Housing Revenue	1.150%	5/1/18	1,250	1,255
	New York State Housing Finance Agency Affordable Housing Revenue	1.250%	5/1/18	2,500	2,513
	New York State Housing Finance Agency Affordable Housing Revenue	1.250%	5/1/18	6,250	6,283
	New York State Housing Finance Agency Housing Revenue	1.150%	11/1/16	7,000	7,034
	New York State Housing Finance Agency Housing Revenue	0.900%	11/1/17	5,000	5,009
	New York State Housing Finance Agency Housing Revenue	0.900%	11/1/17	6,000	6,014
	New York State Local Government Assistance Corp. Revenue	5.000%	4/1/19	1,350	1,487
	New York State Thruway Authority Revenue	5.000%	1/1/17 (ETM)	460	485
	New York State Thruway Authority Revenue	5.000%	1/1/17	1,540	1,620
	New York State Thruway Authority Revenue	5.000%	1/1/18	1,500	1,636
	New York State Thruway Authority Revenue	5.000%	5/1/19	41,875	47,333
	New York State Urban Development Corp. Revenue	5.000%	1/1/16	10,000	10,083
	New York State Urban Development Corp. Revenue (Personal Income Tax)	4.000%	3/15/16	15,845	16,078
	New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/16	23,880	24,320
	New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/17	10,090	10,728
	New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/16	25,000	25,208
	New York State Urban Development Corp. Revenue (Service Contract)	5.250%	1/1/20	1,500	1,695
[1,3] Nuveen New York AMT-Free Municipal Income Fund iMTP		0.630%	10/1/17	17,500	17,504
	Onondaga County NY Civic Development Corp. Revenue (St. Joseph’s Hospital & Health Center)	5.000%	7/1/19	500	540
	Oyster Bay NY GO	3.250%	8/1/16	8,070	8,218
	Oyster Bay NY GO	3.250%	8/1/17	4,155	4,298
	Port Authority of New York & New Jersey Revenue	5.000%	8/15/17 (Prere.)	2,855	3,079
	Suffolk County NY Economic Development Corp. Revenue (Catholic Health Services)	5.000%	7/1/16	1,250	1,287
	Suffolk County NY GO	5.000%	2/1/16 (4)	4,250	4,301
	Suffolk County NY GO	5.000%	2/1/17 (4)	3,415	3,606
	Suffolk County NY RAN	2.000%	3/24/16	27,500	27,666
	Tobacco Settlement Financing Corp. New York Revenue	5.000%	6/1/20	10,000	10,281
	Tobacco Settlement Financing Corp. New York Revenue	5.000%	6/1/20	6,250	6,426
	Triborough Bridge & Tunnel Authority New York Revenue	5.250%	11/15/15	6,500	6,514
	Triborough Bridge & Tunnel Authority New York Revenue	5.000%	11/15/16	8,570	8,982

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Triborough Bridge & Tunnel Authority New York Revenue	0.260%	1/1/17 (4)	10,700	10,690
3 Triborough Bridge & Tunnel Authority New York Revenue	0.360%	1/1/18 (4)	5,000	4,987
3 Triborough Bridge & Tunnel Authority New York Revenue	0.450%	1/1/19 (4)	1,800	1,793
3 Triborough Bridge & Tunnel Authority New York Revenue PUT	0.509%	1/4/16	7,750	7,756
3 Triborough Bridge & Tunnel Authority New York Revenue PUT	0.649%	1/3/17	5,000	5,025
3 Triborough Bridge & Tunnel Authority New York Revenue PUT	0.529%	2/1/19	10,350	10,369
Utility Debt Securitization Authority New York Revenue	5.000%	12/15/17	875	880
Utility Debt Securitization Authority New York Revenue	5.000%	6/15/18	970	999
Utility Debt Securitization Authority New York Revenue	5.000%	12/15/18	635	669
Yonkers NY GO	3.000%	7/1/16	1,300	1,322
Yonkers NY GO	3.000%	8/15/16	675	688
Yonkers NY GO	4.000%	3/15/17 (4)	600	626
Yonkers NY GO	3.000%	7/1/17	1,005	1,040
Yonkers NY GO	3.000%	8/15/17	510	528
				2,140,205
North Carolina (1.9%)
Charlotte NC GO	5.000%	7/1/17	2,000	2,150
Charlotte NC GO	5.000%	12/1/17	5,335	5,824
Charlotte NC GO	5.000%	7/1/18	5,000	5,568
Charlotte NC GO	5.000%	12/1/18	4,000	4,513
Charlotte NC Water & Sewer System Revenue	4.000%	12/1/15	2,140	2,147
Charlotte NC Water & Sewer System Revenue	5.000%	12/1/16	1,390	1,461
Charlotte-Mecklenburg NC Hospital Authority Health Care System Revenue
(Carolinas HealthCare System)	5.000%	1/15/16	530	535
1 Charlotte-Mecklenburg NC Hospital Authority Health Care System Revenue
(Carolinas HealthCare System) TOB VRDO	0.030%	11/6/15	3,350	3,350
Charlotte-Mecklenburg NC Hospital Authority Health Care System Revenue
(Carolinas HealthCare System) VRDO	0.010%	11/6/15	25,200	25,200
1 Johnston NC Memorial Hospital Authority Revenue TOB VRDO	0.050%	11/6/15 (4)	4,920	4,920
1 Johnston NC Memorial Hospital Authority Revenue TOB VRDO	0.060%	11/6/15 (4)	6,427	6,427
Mecklenburg County NC GO	5.000%	8/1/18	4,000	4,466
Mecklenburg County NC GO	5.000%	3/1/19	5,000	5,682
New Hanover County NC Hospital Revenue (New Hanover Regional Medical Center Project)	4.000%	10/1/17	2,585	2,737
New Hanover County NC Hospital Revenue (New Hanover Regional Medical Center Project)	4.000%	10/1/18	1,480	1,600
North Carolina Capital Facilities Finance Agency Solid Waste Disposal Revenue
(Republic Services, Inc. Project) PUT	0.500%	12/1/15	33,500	33,500
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/16 (ETM)	1,200	1,210
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/17 (ETM)	5,000	5,267
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/17 (ETM)	10,555	11,120
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/19 (ETM)	2,245	2,532
North Carolina GO	5.000%	4/1/16	2,200	2,245
North Carolina GO	5.000%	3/1/18	4,770	5,234
North Carolina GO	5.000%	3/1/19	3,865	4,393
North Carolina Medical Care Commission Health Care Facilities Revenue
(Cape Fear Valley Health System)	4.000%	10/1/17	3,725	3,950
North Carolina Medical Care Commission Health Care Facilities Revenue
(Cape Fear Valley Health System)	5.000%	10/1/18	3,780	4,178
3 North Carolina Medical Care Commission Health Care Facilities Revenue
(Wake Forest Baptist Obligated Group) PUT	0.750%	12/1/17	8,345	8,305
North Carolina Medical Care Commission Hospital Revenue
(Southeastern Regional Medical Center)	4.000%	6/1/17	620	650
North Carolina Medical Care Commission Hospital Revenue
(Southeastern Regional Medical Center)	4.000%	6/1/18	500	535
North Carolina Municipal Power Agency No. 1 Revenue (Catawba Electric)	5.000%	1/1/16 (ETM)	915	923
North Carolina Municipal Power Agency No. 1 Revenue (Catawba Electric)	5.000%	1/1/16 (ETM)	2,705	2,727
North Carolina Municipal Power Agency No. 1 Revenue (Catawba Electric)	5.000%	1/1/16	1,380	1,391
Orange County NC Public Facilities Co. Revenue	5.000%	10/1/16	1,250	1,305
Orange County NC Public Facilities Co. Revenue	5.000%	10/1/18	1,695	1,902
3 University of North Carolina University System Revenue PUT	0.579%	12/1/15	28,750	28,750
Wake County NC GO	5.000%	2/1/16	1,310	1,326
Wake County NC GO	4.000%	2/1/17	6,440	6,732
Wake County NC GO	5.000%	9/1/17	9,000	9,735
Wake County NC GO	5.000%	2/1/18	16,090	17,662
				232,152
Ohio (2.3%)
1 Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners) TOB VRDO	0.020%	11/6/15	7,460	7,460
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/17	1,000	1,057
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/18	1,480	1,619
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project) PUT	5.000%	8/15/19	24,250	27,140
Central Ohio Solid Waste Authority GO	4.000%	12/1/16 (ETM)	150	156
Central Ohio Solid Waste Authority GO	4.000%	12/1/16	1,550	1,609

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Central Ohio Solid Waste Authority GO	4.000%	12/1/17 (ETM)	150	160
Central Ohio Solid Waste Authority GO	4.000%	12/1/17	1,525	1,628
Cleveland-Cuyahoga County OH Port Authority Revenue
(Carnegie/89th Garage & Service Center LLC Project) VRDO	0.010%	11/6/15 LOC	21,055	21,055
Cleveland-Cuyahoga County OH Port Authority Revenue (Cleveland Museum of Art Project) VRDO	0.020%	11/6/15	1,500	1,500
Cleveland-Cuyahoga County OH Port Authority Revenue (SPC Buildings 1 & 3 LLC) VRDO	0.010%	11/6/15 LOC	3,600	3,600
Columbus OH GO	5.000%	2/15/16	1,715	1,739
Columbus OH GO	5.000%	7/1/16	6,760	6,977
Columbus OH GO	5.000%	2/15/18	10,000	10,990
Dayton OH City School District GO	4.000%	11/1/16	3,000	3,108
Fairfield County OH Hospital Facilities Revenue (Fairfield Medical Center)	4.000%	6/15/16	1,000	1,017
Fairfield County OH Hospital Facilities Revenue (Fairfield Medical Center)	5.000%	6/15/18	1,000	1,076
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.) PUT	5.000%	7/12/17	7,615	8,168
Hamilton County OH Hospital Facilities Revenue (UC Health)	4.000%	2/1/16	400	404
Hamilton County OH Hospital Facilities Revenue (UC Health)	4.000%	2/1/17	375	390
Hamilton County OH Hospital Facilities Revenue (UC Health)	4.000%	2/1/18	525	557
Hamilton County OH Sales Tax Revenue	5.000%	12/1/17 (2)	1,150	1,209
Lake County OH Hospital Facilities Revenue (Lake Hospital System Inc.)	5.000%	8/15/19	810	908
1 Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners) TOB VRDO	0.200%	11/6/15	20,000	20,000
1 Montgomery County OH Revenue (Catholic Health Initiatives) TOB VRDO	0.180%	11/6/15	7,000	7,000
1 Montgomery County OH Revenue (Catholic Health Initiatives) TOB VRDO	0.210%	11/6/15	6,970	6,970
Ohio Air Quality Development Authority Pollution Control Revenue
(FirstEnergy Generation Corp. Project) PUT	3.100%	3/1/19	5,500	5,519
Ohio Common Schools GO	5.000%	3/15/18	10,860	11,968
Ohio GO	3.000%	5/1/16	10,480	10,631
Ohio GO	5.000%	9/15/16	10,000	10,418
Ohio GO VRDO	0.010%	11/6/15	8,000	8,000
1 Ohio Higher Educational Facility Commission Revenue
(Cleveland Clinic Health System Obligated Group) TOB VRDO	0.020%	11/6/15	10,300	10,300
Ohio Higher Educational Facility Commission Revenue (University of Dayton Project)	5.000%	12/1/15	1,000	1,004
Ohio Higher Educational Facility Commission Revenue (University of Dayton Project)	4.000%	12/1/16	625	648
1 Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group) TOB VRDO	0.020%	11/6/15	12,800	12,800
Ohio Hospital Revenue (University Hospitals Health System Inc.) VRDO	0.340%	11/2/15	4,250	4,250
Ohio Hospital Revenue (University Hospitals Health System Inc.) VRDO	0.350%	11/2/15	5,250	5,250
Ohio Hospital Revenue (University Hospitals Health System Inc.) VRDO	0.340%	11/2/15	7,250	7,250
Ohio Solid Waste Revenue (Republic Services Inc. Project) PUT	0.500%	12/1/15	7,000	7,000
1 Ohio Water Development Authority Fresh Water Revenue TOB VRDO	0.110%	11/6/15	10,680	10,680
Ohio Water Development Authority Pollution Control Revenue
(FirstEnergy Generation Corp. Project)	3.000%	5/15/19	10,540	10,705
Ohio Water Development Authority Pollution Control Revenue (Water Quality)	5.000%	6/1/16	1,070	1,100
Ohio Water Development Authority Pollution Control Revenue (Water Quality)	5.000%	6/1/18	6,660	7,399
Ohio Water Development Authority Pollution Control Revenue (Water Quality)	5.000%	12/1/18	3,880	4,379
Ohio Water Development Authority Solid Waste Disposal Revenue
(Waste Management Project) PUT	2.250%	7/1/16	2,000	2,025
Ross County OH Hospital Facilities Revenue (Adena Health System)	5.000%	12/1/15	2,380	2,389
Ross County OH Hospital Facilities Revenue (Adena Health System)	5.000%	12/1/16	2,495	2,601
Ross County OH Hospital Facilities Revenue (Adena Health System)	5.250%	12/1/17	2,215	2,385
Ross County OH Hospital Facilities Revenue (Adena Health System)	5.250%	12/1/18	1,510	1,664
South-Western City OH School District GO	3.000%	12/1/15	1,000	1,003
Toledo OH GO	4.000%	12/1/16 (4)	535	555
Toledo OH GO	4.000%	12/1/18 (4)	1,880	2,043
University of Akron Ohio General Receipts Revenue	4.000%	1/1/19	1,000	1,090
University of Cincinnati Ohio General Receipts Revenue	5.000%	6/1/17	2,180	2,334
Warren County OH Health Care Facilities Improvement Revenue (Otterbein Homes Project)	5.000%	7/1/18	1,555	1,700
Wright State University Ohio General Revenue	5.000%	5/1/17	1,195	1,269
				287,856
Oklahoma (0.2%)
Cleveland County OK Educational Facilities Authority Lease Revenue
(Norman Public Schools Project)	5.000%	7/1/16	1,000	1,031
Cleveland County OK Educational Facilities Authority Lease Revenue
(Norman Public Schools Project)	5.000%	7/1/17	760	814
Cleveland County OK Educational Facilities Authority Lease Revenue
(Norman Public Schools Project)	5.000%	7/1/18	1,325	1,461
Cleveland County OK Educational Facilities Authority Lease Revenue
(Norman Public Schools Project)	5.000%	7/1/19	2,250	2,559
Comanche County OK Hospital Authority Revenue	5.000%	7/1/18	2,990	3,233
1 Grand River Dam Authority Oklahoma Revenue TOB VRDO	0.020%	11/6/15 (13)	2,800	2,800
Oklahoma City OK GO	2.000%	3/1/16	4,855	4,886
1 Tulsa County OK Industrial Authority Health Care Revenue (St. Francis Health System Inc.)
TOB VRDO	0.030%	11/6/15	7,041	7,041
				23,825

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Oregon (0.9%)
Multnomah County OR School District GO	5.000%	6/15/17	10,000	10,728
Multnomah County OR School District GO	5.000%	6/15/18	10,000	11,094
3 Oregon Facilities Authority Revenue (Providence Health & Services) PUT	0.240%	9/30/16	4,415	4,410
3 Oregon Facilities Authority Revenue (Providence Health & Services) PUT	0.890%	10/1/17	8,750	8,754
Oregon GO	5.000%	5/1/16	2,000	2,049
Oregon GO	5.000%	5/1/16	3,500	3,586
Oregon GO	5.000%	11/1/16	3,000	3,142
Oregon GO	5.000%	5/1/18	1,125	1,246
Oregon GO	5.000%	5/1/18	1,500	1,661
Oregon GO	5.000%	11/1/18	3,750	4,220
Oregon Health & Science University Revenue	5.000%	7/1/16	500	515
Oregon Health & Science University Revenue	5.000%	7/1/18	1,000	1,106
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	3.000%	11/1/16	10,500	10,524
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	4.000%	11/1/17	11,050	11,253
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	3.000%	11/1/18	4,490	4,641
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	5.000%	11/1/18	13,520	14,413
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	3.000%	11/1/19	4,835	5,075
1 Washington, Clackamas, & Yamhill County OR School District GO TOB VRDO	0.010%	11/6/15 LOC	10,005	10,005
				108,422
Pennsylvania (5.1%)
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	10/15/16	1,025	1,070
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	0.921%	2/1/21	8,480	8,426
1 Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center) TOB VRDO	0.110%	11/2/15 LOC	31,300	31,300
Beaver County PA Hospital Authority Revenue (Heritage Valley Health System Inc.)	5.000%	5/15/16	2,120	2,173
Beaver County PA Industrial Development Authority Pollution Control Revenue
(FirstEnergy Generation Project) PUT	2.500%	6/1/17	10,000	10,014
3 Bethlehem PA Area School District Authority Revenue PUT	0.565%	1/1/18	4,000	4,009
Bethlehem PA Water Authority Revenue	3.000%	11/15/15 (15)	750	751
Bethlehem PA Water Authority Revenue	4.000%	11/15/16 (15)	1,525	1,578
Bethlehem PA Water Authority Revenue	5.000%	11/15/17 (15)	650	702
Bethlehem PA Water Authority Revenue	5.000%	11/15/18 (15)	500	556
Bucks County PA Water & Sewer Authority Water System Revenue	4.000%	6/1/17 (15)	885	929
Bucks County PA Water & Sewer Authority Water System Revenue	4.000%	6/1/18 (15)	1,025	1,102
Chambersburg PA Area School District GO	2.000%	3/1/16	2,205	2,218
Clarion County PA Industrial Development Authority Revenue
(Clarion University Foundation Inc. Student Housing Project)	5.000%	7/1/18	920	995
Clarion County PA Industrial Development Authority Revenue
(Clarion University Foundation Inc. Student Housing Project)	5.000%	7/1/19	970	1,066
Clarion County PA Industrial Development Authority Revenue
(Clarion University Foundation Inc. Student Housing Project) BAN	1.050%	5/1/16	2,500	2,501
Commonwealth Financing Authority Pennsylvania Revenue	4.000%	6/1/16	650	663
Delaware County PA GO	5.000%	10/1/17	1,370	1,376
Delaware River Port Authority Pennsylvania & New Jersey Revenue	5.000%	1/1/16	3,615	3,642
Delaware River Port Authority Pennsylvania & New Jersey Revenue	5.000%	1/1/17	1,070	1,122
3 Downingtown PA Area School District GO PUT	0.380%	5/1/16	5,850	5,849
3 Hempfield PA School District GO PUT	0.679%	8/1/19	5,800	5,805
Hempfield PA School District GO VRDO	0.649%	8/1/19	1,905	1,905
Lancaster County PA Hospital Authority Health Center Revenue (Masonic Homes Project) VRDO	0.010%	11/2/15 LOC	5,000	5,000
3 Manheim Township PA School District GO	0.411%	5/1/17	1,400	1,399
3 Manheim Township PA School District GO PUT	0.531%	5/1/18	6,850	6,847
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/19	1,000	1,124
Montgomery County PA Higher Education & Health Authority Revenue
(Holy Redeemer Health System)	4.000%	10/1/18	1,000	1,064
Montgomery County PA Higher Education & Health Authority Revenue
(Holy Redeemer Health System)	4.000%	10/1/19	500	537
Montgomery County PA Industrial Development Authority Health Services Revenue
(Albert Einstein Healthcare Network)	5.000%	1/15/18	1,000	1,073
Montgomery County PA Industrial Development Authority Health Services Revenue
(Albert Einstein Healthcare Network)	5.000%	1/15/19	1,500	1,640
Montgomery County PA Industrial Development Authority Pollution Control Revenue
(Exelon Generation Co., LLC) PUT	2.500%	4/1/20	8,000	8,008
Montgomery County PA Industrial Development Authority Pollution Control Revenue
(Exelon Generation Co., LLC) PUT	2.500%	4/1/20	5,000	5,005
Montgomery County PA Industrial Development Authority Retirement Community Revenue
(ACTS Retirement- Life Communities Obligated Group)	5.000%	11/15/15	2,500	2,504

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Montgomery County PA Industrial Development Authority Revenue
(New Regional Medical Center Project)	5.000%	2/1/16 (ETM)	1,180	1,194
Montgomery County PA Industrial Development Authority Revenue
(New Regional Medical Center Project)	5.000%	2/1/17 (ETM)	995	1,051
1 Mount Lebanon PA School District GO TOB VRDO	0.160%	11/6/15	15,500	15,500
3 North Penn PA Water Authority Revenue	0.399%	11/1/17	1,100	1,093
3 North Penn PA Water Authority Revenue	0.479%	11/1/18	700	693
3 North Penn PA Water Authority Revenue PUT	0.629%	11/1/19	2,500	2,467
3 Northampton County PA General Purpose Authority Hospital Revenue
(St. Luke’s Hospital Project) PUT	1.410%	8/15/20	8,125	8,133
Northampton County PA General Purpose Authority University Revenue (Lafayette College) VRDO	0.020%	11/6/15	6,490	6,490
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Republic Services Inc. Project) PUT	0.500%	1/4/16	4,685	4,685
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	1.750%	12/1/15	12,580	12,593
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	4.000%	7/1/16	2,000	2,051
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	5.000%	7/1/16	14,730	15,206
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	5.000%	7/1/19	1,425	1,631
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	5.000%	1/1/22	8,000	8,587
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	5.000%	7/1/22	15,250	15,728
Pennsylvania GO	5.000%	7/1/16	9,075	9,366
Pennsylvania GO	5.000%	7/1/16	40,470	41,769
Pennsylvania GO	5.000%	9/1/16	8,915	8,952
Pennsylvania GO	5.000%	3/1/17	16,540	17,522
Pennsylvania GO	5.000%	4/1/17	11,150	11,850
Pennsylvania GO	5.000%	4/1/18	35,410	38,895
Pennsylvania GO	5.000%	7/1/18	2,675	2,960
Pennsylvania GO	5.000%	8/15/18	15,170	16,846
Pennsylvania GO	5.000%	8/15/18	48,540	53,904
Pennsylvania Higher Educational Facilities Authority Revenue (Drexel University) VRDO	0.010%	11/2/15 LOC	2,000	2,000
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)	5.000%	8/15/17	7,000	7,534
3 Pennsylvania Turnpike Commission Revenue	0.560%	12/1/16	23,575	23,575
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/16	3,150	3,304
3 Pennsylvania Turnpike Commission Revenue	0.460%	12/1/17	15,000	14,931
3 Pennsylvania Turnpike Commission Revenue	0.610%	12/1/17	10,405	10,355
3 Pennsylvania Turnpike Commission Revenue	0.610%	12/1/18	8,750	8,710
3 Pennsylvania Turnpike Commission Revenue PUT	0.810%	12/1/18	6,500	6,490
1 Pennsylvania Turnpike Commission Revenue TOB VRDO	0.130%	11/6/15 (12)	3,245	3,245
2 Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/18	1,615	1,740
2 Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/19	1,650	1,821
Philadelphia PA Gas Works Revenue	5.375%	7/1/18 (ETM)	2,775	3,103
Philadelphia PA Gas Works Revenue	5.000%	10/1/18 (2)	5,000	5,376
Philadelphia PA GO	5.000%	8/1/16 (Prere.)	6,170	6,388
Philadelphia PA Municipal Authority Revenue	5.000%	11/15/15	3,000	3,006
Philadelphia PA School District GO	5.000%	9/1/16	4,750	4,928
Philadelphia PA School District GO	5.000%	9/1/17	5,095	5,459
Philadelphia PA School District GO	5.000%	9/1/18	6,400	7,060
Philadelphia PA Water & Waste Water Revenue	5.000%	6/15/16	5,000	5,149
Pittsburgh & Allegheny County PA Sports & Exhibition Authority Lease Revenue VRDO	0.090%	11/6/15 (4)	49,155	49,155
Pittsburgh PA Water & Sewer Authority Revenue	4.000%	9/1/16 (4)	2,600	2,680
Pittsburgh PA Water & Sewer Authority Revenue VRDO	0.040%	11/6/15 (4)	13,825	13,825
State Public School Building Authority Pennsylvania College Revenue
(Delaware County Community College Project)	5.000%	10/1/18 (15)	500	555
3 University Area Joint Authority Pennsylvania Sewer Revenue	0.210%	11/1/15	1,550	1,550
3 University Area Joint Authority Pennsylvania Sewer Revenue PUT	0.410%	11/1/17	2,900	2,894
Washington County PA Hospital Authority Revenue (Washington Hospital Project)	5.500%	7/1/16 (ETM)	2,375	2,458
West Chester University Pennsylvania Student Housing Revenue BAN	0.650%	2/1/17	6,700	6,700
West Shore PA Area Authority Revenue (Messiah Lifeways Obligated Group)	4.000%	7/1/19	1,685	1,790
3 York County PA GO PUT	0.431%	6/1/17	7,295	7,284
				636,184
Rhode Island (0.2%)
Rhode Island Health & Educational Building Corp. Hospital Financing Revenue
(Care New England Health System Obligated Group)	5.000%	9/1/16	4,825	4,982
Rhode Island Health & Educational Building Corp. Hospital Financing Revenue
(Care New England Health System Obligated Group)	5.000%	9/1/17	2,640	2,807
Rhode Island Health & Educational Building Corp. Hospital Financing Revenue
(Care New England Health System Obligated Group)	5.000%	9/1/18	1,325	1,439
Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	4.000%	5/15/16	1,000	1,017

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	3.000%	5/15/17 (4)	1,815	1,873
Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	4.000%	5/15/17	2,000	2,090
Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	3.000%	5/15/18 (4)	5,535	5,793
Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	5.000%	5/15/18	1,500	1,638
				21,639
South Carolina (0.6%)
Charleston County SC GO	5.250%	11/1/15	3,270	3,270
3 Charleston SC Waterworks & Sewer Capital Improvement Revenue PUT	0.804%	1/1/18	8,770	8,805
Florence County SC GO	3.000%	6/1/16	16,075	16,340
Greenville County SC School District GO	5.000%	12/1/15	5,000	5,021
Lexington County SC Health Services District Inc. Hospital Revenue	5.000%	11/1/15	1,100	1,100
Lexington County SC Health Services District Inc. Hospital Revenue	5.000%	11/1/16	1,750	1,829
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/16	1,805	1,819
Richland County SC School District No. 2 GO	5.000%	4/1/19	5,525	6,282
South Carolina Association of Governmental Organizations Educational Facilities Corp. Revenue
(Pickens School District)	5.000%	12/1/16	1,300	1,364
South Carolina Association of Governmental Organizations Educational Facilities Corp. Revenue
(Pickens School District)	5.000%	12/1/17	2,305	2,504
South Carolina Association of Governmental Organizations Educational Facilities Corp. Revenue
(Pickens School District)	5.000%	12/1/18	1,000	1,119
South Carolina GO	5.000%	4/1/16	1,450	1,480
South Carolina GO	5.000%	4/1/16	7,260	7,408
South Carolina GO	5.000%	4/1/16	30	31
South Carolina GO	5.000%	4/1/16	6,475	6,607
South Carolina GO	5.000%	4/1/16	2,275	2,321
South Carolina GO	4.000%	4/1/17	2,520	2,648
South Carolina GO	5.000%	4/1/17	1,880	2,002
South Carolina GO	5.000%	4/1/18	1,975	2,181
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/16	1,200	1,238
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/17	650	692
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/18	870	947
South Carolina Jobs Economic Development Authority Revenue (Bon Secours Health System Inc.)	4.000%	11/1/15	250	250
				77,258
South Dakota (0.0%)
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	2.000%	11/1/16	410	416
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	3.000%	11/1/16	500	512
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	3.000%	11/1/17	500	521
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	3.000%	11/1/17	450	469
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	3.000%	11/1/18	500	528
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	4.000%	11/1/18	675	732
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	4.000%	11/1/19	395	437
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/19	600	685
				4,300
Tennessee (0.9%)
Chattanooga TN Electric System Revenue	5.000%	9/1/18	2,375	2,657
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	3.000%	4/1/17	2,130	2,197
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	4.000%	4/1/18	2,000	2,139
Knox County TN Health Educational & Housing Facilities Board Hospital Facilities Revenue
(Covenant Healthcare)	5.000%	1/1/19	2,925	3,266
Memphis TN Electric System Revenue	5.000%	12/1/15	25,000	25,105
Metropolitan Government of Nashville & Davidson County TN GO	5.500%	7/1/19	13,640	15,862
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue	5.000%	7/1/17	5,500	5,905
Shelby County TN GO	5.000%	4/1/18	4,085	4,509
Shelby County TN GO	5.000%	4/1/18	5,000	5,521
Shelby County TN Health Educational & Housing Facility Board Revenue
(St. Jude Children’s Research Hospital)	5.000%	7/1/16	1,115	1,150
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/16	1,290	1,304
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	9/1/16	2,715	2,812
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/17	5,000	5,227
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/17	3,165	3,405
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/18	5,150	5,548
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/19	8,815	9,693
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/19	15,000	16,862
Tennessee GO	5.000%	10/1/16	2,000	2,087
				115,249

Short-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Texas (12.5%)
	Austin TX Community College District Public Facilities Corp. Lease Revenue	5.000%	8/1/18	500	553
	Board of Regents of the Texas A&M University System Revenue Financing System Revenue	3.000%	5/15/16	12,065	12,248
	Board of Regents of the Texas A&M University System Revenue Financing System Revenue	3.000%	5/15/16	4,675	4,746
	Board of Regents of the Texas A&M University System Revenue Financing System Revenue	4.000%	5/15/17	4,500	4,741
	Board of Regents of the Texas A&M University System Revenue Financing System Revenue	4.000%	5/15/17	2,000	2,107
	Brazosport TX Independent School District GO	5.000%	2/15/19	5,690	6,438
	Brownsville TX Utility System Revenue	5.000%	9/1/16	2,075	2,152
	Brownsville TX Utility System Revenue	5.000%	9/1/18	2,250	2,490
1	Brownsville TX Utility System Revenue TOB VRDO	0.160%	11/6/15 (4)	6,060	6,060
	Central Texas Regional Mobility Authority Revenue	5.000%	1/1/16	1,250	1,259
	Central Texas Regional Mobility Authority Revenue	5.000%	1/1/17	500	524
	Central Texas Regional Mobility Authority Revenue	5.000%	1/1/18	500	540
	Central Texas Regional Mobility Authority Revenue PUT	3.000%	1/4/16	2,750	2,755
	Coastal Bend TX Health Facilities Development Corp. Hospital Revenue (CHRISTUS Health)	0.410%	11/5/15 (4)	21,850	21,850
	College Station TX Independent School District GO	4.000%	8/15/16	3,280	3,379
	Dallas TX GO	5.000%	2/15/19	6,215	7,040
	Dallas TX GO	5.000%	2/15/20	1,245	1,444
	Dallas TX Independent School District GO	4.000%	8/15/16	3,365	3,467
	Dallas TX Independent School District GO	5.000%	2/15/19	5,500	6,224
	Dallas TX Independent School District GO PUT	1.500%	8/15/18	5,000	5,053
	Denton TX Independent School District GO	5.000%	8/15/18	3,450	3,848
	Denton TX Independent School District GO PUT	2.000%	8/1/16	7,000	7,084
	Denton TX Independent School District GO PUT	2.000%	8/1/18	3,125	3,200
	Eagle Mountain & Saginaw TX Independent School District GO PUT	2.000%	8/1/19	9,000	9,215
	El Paso TX Water & Sewer Revenue	3.000%	3/1/16	1,500	1,514
	El Paso TX Water & Sewer Revenue	3.000%	3/1/17	2,045	2,114
	El Paso TX Water & Sewer Revenue	4.000%	3/1/18	1,500	1,614
	El Paso TX Water & Sewer Revenue	4.000%	3/1/19	1,475	1,622
	Fort Bend TX Independent School District GO PUT	0.660%	8/1/16	12,000	12,023
	Fort Bend TX Independent School District GO PUT	2.000%	8/1/17	15,000	15,342
	Fort Worth TX GO	4.000%	3/1/18	5,080	5,467
	Fort Worth TX Independent School District GO	5.000%	2/15/18	1,815	1,992
	Fort Worth TX Water & Sewer Revenue	5.000%	2/15/16	1,300	1,318
	Garland TX GO	5.000%	2/15/18	10,730	11,769
	Grand Parkway Transportation Corp. Texas System Toll Revenue BAN	3.000%	12/15/16	195,465	200,872
	Harlandale TX Independent School District GO PUT	2.000%	8/15/18	25,000	25,579
3	Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
	(Memorial Hermann Healthcare System)	0.410%	6/1/16	2,000	1,999
	Harris County TX Cultural Education Facilities Finance Corp. Revenue (Texas Children’s Hospital)	5.000%	10/1/17	3,500	3,784
	Harris County TX Cultural Education Facilities Finance Corp. Revenue (Texas Children’s Hospital)	5.000%	10/1/18	2,000	2,236
	Harris County TX GO	4.750%	10/1/16 (Prere.)	20,100	20,902
	Harris County TX GO	5.000%	10/1/18	2,675	2,995
	Harris County TX GO	5.000%	10/1/18	2,800	3,135
2	Harris County TX GO	5.000%	10/1/19	1,550	1,783
	Harris County TX Health Facilities Development Corp. Hospital Revenue (CHRISTUS Health)	0.410%	11/5/15 (4)	2,875	2,875
	Harris County TX Health Facilities Development Corp. Hospital Revenue (CHRISTUS Health)	0.410%	11/5/15 (4)	15,100	15,100
1	Harris County TX Health Facilities Development Corp. Hospital Revenue
	(Memorial Hermann Healthcare System) TOB VRDO	0.020%	11/6/15 LOC	39,795	39,795
	Harris County TX Health Facilities Development Corp. Revenue (Methodist Hospital System) VRDO	0.010%	11/2/15	6,790	6,790
	Harris County TX Health Facilities Development Corp. Revenue (Methodist Hospital System) VRDO	0.010%	11/2/15	3,195	3,195
3	Harris County TX Toll Road Revenue	0.640%	8/15/17	5,260	5,272
3	Harris County TX Toll Road Revenue PUT	0.710%	8/15/18	34,250	34,250
1	Houston TX Airport System Revenue TOB VRDO	0.020%	11/6/15	12,000	12,000
1	Houston TX Airport System Revenue TOB VRDO	0.160%	11/6/15 (4)(3)	49,500	49,500
	Houston TX GO	4.000%	3/1/16	2,900	2,938
	Houston TX GO	4.000%	3/1/17	9,000	9,425
	Houston TX GO	4.000%	3/1/17	2,075	2,173
	Houston TX GO	5.000%	3/1/18	11,835	13,013
	Houston TX GO	5.000%	3/1/20	11,775	13,332
[3,4] Houston TX Higher Education Finance Corp. Revenue (Rice University Project) PUT		0.540%	5/16/16 (Prere.)	11,000	11,012
	Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	5.000%	9/1/16	2,435	2,526
	Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	5.000%	9/1/16	8,310	8,619
	Houston TX Independent School District GO PUT	0.950%	6/1/17	16,000	16,066
	Houston TX Independent School District Public Facilities Corp. Lease Revenue	4.000%	9/15/16	3,100	3,198
	Houston TX Independent School District Public Facilities Corp. Lease Revenue	5.000%	9/15/17	8,040	8,679
	Houston TX Utility System Revenue	3.000%	11/15/16	1,865	1,918
	Houston TX Utility System Revenue	5.000%	11/15/16	2,000	2,098
	Houston TX Utility System Revenue	5.000%	11/15/17	2,000	2,178
	Houston TX Utility System Revenue	5.250%	11/15/17 (4)	4,260	4,661
	Houston TX Utility System Revenue	5.000%	11/15/18	1,750	1,967

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Houston TX Utility System Revenue PUT	0.610%	8/1/16	42,000	41,996
3 Houston TX Utility System Revenue PUT	0.910%	5/1/20	19,500	19,407
2 Irving TX Independent School District GO	5.000%	2/15/20	2,000	2,316
1 Judson TX Independent School District GO TOB VRDO	0.030%	11/6/15 (12)	3,200	3,200
Katy TX Independent School District GO PUT	1.600%	8/15/17	865	866
3 Katy TX Independent School District GO PUT	0.681%	8/15/19	14,465	14,477
Klein TX Independent School District GO	5.000%	8/1/18	1,500	1,671
Klein TX Independent School District GO	5.000%	8/1/19	2,000	2,292
1 Lone Star College System Texas GO TOB VRDO	0.020%	11/6/15	12,560	12,560
Lower Colorado River Authority Texas Revenue	5.000%	5/15/19 (14)	1,000	1,026
Lubbock TX GO	5.000%	2/15/18	4,080	4,475
Lubbock TX GO	5.000%	2/15/18	2,500	2,742
Lubbock TX Health Facilities Development Corp. Revenue (St. Joseph Health System) PUT	1.125%	10/18/16	10,415	10,463
Mesquite TX Independent School District GO	5.000%	8/15/16	1,500	1,557
Mission TX Economic Development Corp. Solid Waste Disposal Revenue
(Allied Waste Inc. Project) PUT	0.500%	1/4/16	14,600	14,600
North Central TX Health Facilities Development Corp. Hospital Revenue
(Children’s Medical Center of Dallas Project)	5.000%	8/15/18	750	835
North East TX Independent School District GO PUT	2.000%	8/1/18	4,910	5,029
North Texas Tollway Authority System Revenue	5.000%	9/1/16	1,200	1,247
North Texas Tollway Authority System Revenue	3.000%	1/1/17	1,000	1,027
North Texas Tollway Authority System Revenue	5.000%	9/1/17	1,000	1,080
North Texas Tollway Authority System Revenue	4.000%	1/1/18	600	639
North Texas Tollway Authority System Revenue	5.000%	1/1/19	700	784
3 North Texas Tollway Authority System Revenue PUT	0.680%	1/1/20	29,690	29,359
Northside TX Independent School District GO PUT	1.650%	8/1/18	11,250	11,415
Northside TX Independent School District GO PUT	2.125%	8/1/20	6,615	6,627
Pasadena TX Independent School District GO	5.000%	2/15/18	1,500	1,646
Pflugerville TX Independent School District GO	5.000%	2/15/17 (Prere.)	3,760	3,981
Pflugerville TX Independent School District GO	5.000%	2/15/20	1,700	1,972
1 Port Arthur TX Independent School District GO TOB VRDO	0.020%	11/6/15 (12)	9,125	9,125
Richardson TX Independent School District GO	5.000%	2/15/19	1,920	2,173
Sam Rayburn TX Municipal Power Agency Revenue	5.000%	10/1/16	2,000	2,082
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/19	16,360	18,516
San Antonio TX Electric & Gas Systems Revenue PUT	2.000%	12/1/15	11,300	11,316
San Antonio TX Electric & Gas Systems Revenue PUT	2.000%	12/1/16	3,500	3,555
3 San Antonio TX Electric & Gas Systems Revenue PUT	0.290%	2/1/17	45,000	44,960
3 San Antonio TX Electric & Gas Systems Revenue PUT	0.390%	2/1/18	27,250	27,114
San Antonio TX Electric & Gas Systems Revenue PUT	2.000%	12/1/18	10,150	10,411
1 San Antonio TX Electric & Gas Systems Revenue TOB VRDO	0.020%	11/6/15	4,965	4,965
San Antonio TX GO	5.000%	2/1/18	3,250	3,566
San Antonio TX Independent School District GO	5.000%	8/15/16	1,800	1,869
San Antonio TX Independent School District GO	5.000%	2/15/18	5,525	6,063
San Antonio TX Independent School District GO PUT	2.000%	8/1/18	7,385	7,563
3 San Antonio TX Water Revenue PUT	0.690%	11/1/16	15,100	15,100
3 San Antonio TX Water Revenue PUT	0.410%	11/1/17	16,875	16,811
2 Spring Branch TX Independent School District GO	5.000%	2/1/18	3,000	3,286
2 Spring Branch TX Independent School District GO	5.000%	2/1/18	1,390	1,523
2 Spring Branch TX Independent School District GO	5.000%	2/1/19	10,000	11,301
2 Spring Branch TX Independent School District GO	5.000%	2/1/19	2,615	2,955
Spring Branch TX Independent School District GO PUT	1.050%	6/15/17	38,000	38,013
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Methodist Hospitals of Dallas)	5.000%	10/1/17	1,100	1,189
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Methodist Hospitals of Dallas)	4.000%	10/1/18	1,350	1,470
Tarrant County TX Cultural Education Facilities Finance Corp. Retirement Facilities Revenue
(Buckingham Senior Living Community Inc.)	3.875%	11/15/20	1,750	1,756
Tarrant County TX Health Facilities Development Corp. Hospital Revenue
(Cook Children’s Medical Center Project)	5.000%	12/1/15	1,580	1,587
Texas GO	4.000%	10/1/16	2,965	3,068
Texas GO	5.000%	10/1/18	3,400	3,815
Texas GO	5.000%	10/1/18	4,650	5,217
Texas GO PUT	2.000%	2/1/18	3,575	3,587
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/16	5,335	5,592
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/17	4,000	4,312
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/17	10,900	11,809
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.625%	12/15/17	14,400	15,233
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/18	4,500	4,982
Texas Public Finance Authority Revenue	5.000%	2/1/17	1,800	1,902
Texas Public Finance Authority Revenue	5.000%	2/1/17	2,800	2,958
Texas Public Finance Authority Revenue	5.000%	2/1/18	2,205	2,412

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Texas Public Finance Authority Revenue (Texas Southern University)	5.000%	11/1/16 (15)	1,000	1,041
Texas Public Finance Authority Revenue (Texas Southern University)	5.000%	11/1/17 (15)	2,615	2,796
Texas Public Finance Authority Revenue (Texas Southern University)	5.000%	11/1/18 (15)	1,000	1,090
Texas Public Finance Authority Revenue (Unemployment Compensation)	5.000%	1/1/16	13,550	13,663
Texas Public Finance Authority Revenue (Unemployment Compensation)	5.000%	1/1/16 (Prere.)	4,205	4,240
Texas Public Finance Authority Revenue (Unemployment Compensation)	5.000%	7/1/16	30,325	31,307
Texas Public Finance Authority Revenue (Unemployment Compensation)	4.000%	7/1/17	21,000	21,880
Texas Public Finance Authority Revenue (Unemployment Compensation)	4.000%	7/1/18	13,455	13,540
Texas Transportation Commission GO	5.000%	10/1/17	5,660	6,141
Texas Transportation Commission GO	5.000%	10/1/18	17,930	20,118
3 Texas Transportation Commission Mobility Fund GO PUT	0.390%	10/1/18	50,000	49,556
Texas Transportation Commission Revenue	5.000%	4/1/18	6,500	7,174
Texas Transportation Commission Revenue	4.000%	10/1/18	30,000	32,796
Texas Transportation Commission Revenue	5.000%	10/1/19	16,000	18,430
3 Texas Transportation Commission Revenue PUT	0.360%	4/1/17	45,950	45,955
Texas Transportation Commission Turnpike System Revenue PUT	5.000%	4/1/20	19,000	21,704
Texas Water Development Board Revenue	5.000%	7/15/16	4,000	4,137
2 Texas Water Development Board Revenue	4.000%	4/15/18	4,360	4,711
2 Texas Water Development Board Revenue	4.000%	10/15/18	7,380	8,072
2 Texas Water Development Board Revenue	5.000%	4/15/19	3,525	4,009
2 Texas Water Development Board Revenue	4.000%	10/15/19	2,200	2,450
University of North Texas Revenue	5.000%	4/15/16	1,000	1,022
University of North Texas Revenue	5.000%	4/15/17	725	772
University of Texas Permanent University Fund Revenue	5.000%	7/1/18	2,095	2,328
Williamson County TX GO PUT	1.450%	8/15/18	5,000	5,032
				1,545,466
Utah (0.5%)
Salt Lake County UT Sales Tax Revenue	4.000%	2/1/16	3,630	3,665
Utah Associated Municipal Power Systems Revenue (Horse Butte Wind Project)	5.000%	9/1/18	1,015	1,121
Utah GO	5.000%	7/1/16	1,500	1,549
Utah GO	5.000%	7/1/16	23,735	24,505
Utah GO	5.000%	7/1/17	2,715	2,920
Utah GO	5.000%	7/1/18	2,925	3,260
Utah Transit Authority Sales Tax Revenue	1.350%	6/15/17	22,000	22,165
				59,185
Vermont (0.0%)
Vermont GO	4.000%	8/15/19	2,615	2,917

Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	4.000%	10/1/16	3,250	3,334
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/16	1,495	1,548
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/17	1,500	1,597
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/17	3,480	3,705
				10,184
Virginia (1.8%)
Fairfax County VA Economic Development Authority Facilities Revenue (County Facilities Project)	4.000%	10/1/17	3,730	3,971
Fairfax County VA Economic Development Authority Facilities Revenue (County Facilities Project)	4.000%	10/1/18	2,150	2,346
Fairfax County VA Economic Development Authority Facilities Revenue (County Facilities Project)	5.000%	10/1/19	2,000	2,298
3 Fredericksburg VA Economic Development Authority Hospital Facilities Revenue
(Mary Washington Healthcare Obligated Group) PUT	1.910%	2/1/17	6,500	6,560
Henrico County VA Economic Development Authority Revenue (Bon Secours Health System)	4.000%	11/1/16	1,390	1,435
Louisa VA Industrial Development Authority Poll Control Revenue
(Virginia Electric & Power Co.) PUT	0.700%	12/1/16	6,250	6,259
Louisa VA Industrial Development Authority Poll Control Revenue
(Virginia Electric & Power Co.) PUT	1.750%	5/16/19	10,000	10,099
Norfolk VA GO	4.000%	10/1/16	4,960	5,132
Norfolk VA Water Revenue	5.000%	11/1/18	725	815
Richmond VA GO	3.000%	3/1/16	2,250	2,272
Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/16	1,765	1,819
Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/17	3,500	3,744
Virginia Beach VA Development Authority Public Facility Revenue	5.000%	3/1/18	3,170	3,483
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/16	8,190	8,292
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/16	8,660	8,768
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/18	11,275	12,364
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/19	4,095	4,629
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/19	1,000	1,130

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/19	14,875	16,815
Virginia College Building Authority Educational Facilities Revenue (Marymount University Project)	5.000%	7/1/16	1,100	1,124
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/16	13,450	13,988
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/18	8,030	8,903
Virginia GO	5.000%	6/1/17	1,000	1,072
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/16	2,845	2,947
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/16	4,880	5,056
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/18	7,890	8,800
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/18	10,170	11,343
Virginia Public School Authority Revenue	5.000%	4/15/16	2,940	3,005
Virginia Public School Authority Revenue	4.000%	8/1/16	3,565	3,667
Virginia Public School Authority Revenue	5.000%	8/1/16	3,860	3,999
Virginia Public School Authority Revenue	5.000%	8/1/18	4,325	4,823
Virginia Public School Authority School Technology & Security Notes Revenue	5.000%	4/15/17	12,385	13,199
Virginia Public School Authority School Technology & Security Notes Revenue	5.000%	4/15/18	13,000	14,358
Wise County VA Industrial Development Authority Solid Waste & Sewage Disposal Revenue
(Virginia Electric & Power Co.) PUT	2.375%	11/1/15	20,000	20,001
				218,516
Washington (3.0%)
1 Central Puget Sound WA Regional Transit Authority Sales & Use Tax Revenue TOB VRDO	0.020%	11/6/15	8,280	8,280
3 Everett WA GO PUT	0.410%	12/1/19	4,000	3,931
3 Grant County WA Public Utility District No. 2 Electric System Revenue PUT	0.330%	12/1/17	9,000	8,953
King County WA (Bellevue School District) GO	5.000%	12/1/16	3,125	3,284
King County WA GO	5.000%	1/1/18	2,000	2,189
King County WA GO	5.000%	7/1/18	7,515	8,372
2 King County WA GO	5.000%	12/1/18	2,745	3,094
2 King County WA GO	5.000%	12/1/19	2,885	3,335
1 King County WA Sewer Revenue TOB VRDO	0.020%	11/6/15	6,950	6,950
2 Pierce County WA School District No. 10 (Tacoma) GO	3.000%	6/1/18	6,500	6,874
2 Pierce County WA School District No. 10 (Tacoma) GO	5.000%	12/1/18	5,000	5,630
2 Pierce County WA School District No. 10 (Tacoma) GO	4.000%	6/1/19	5,000	5,525
2 Pierce County WA School District No. 10 (Tacoma) GO	5.000%	12/1/19	3,500	4,041
Port of Seattle WA Revenue	5.000%	3/1/19	4,500	5,069
Seattle WA GO	5.000%	6/1/18	6,455	7,159
Seattle WA Municipal Light & Power Revenue	5.000%	9/1/17	3,320	3,588
3 Seattle WA Municipal Light & Power Revenue PUT	0.690%	11/1/18	6,750	6,751
3 Seattle WA Municipal Light & Power Revenue PUT	0.690%	11/1/18	8,250	8,251
Seattle WA Water System Revenue	5.000%	5/1/18	5,850	6,469
1 TES Properties Washington Lease Revenue TOB VRDO	0.020%	11/6/15	10,125	10,125
Tobacco Settlement Authority Washington Revenue	5.000%	6/1/17	4,130	4,394
Tobacco Settlement Authority Washington Revenue	5.000%	6/1/18	3,215	3,524
Washington (Motor Vehicle Fuel Tax) GO	5.000%	7/1/16	14,675	15,149
Washington (Motor Vehicle Fuel Tax) GO	5.000%	7/1/16	10,000	10,323
Washington (Motor Vehicle Fuel Tax) GO	5.000%	2/1/18	1,995	2,188
Washington Economic Development Finance Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	1.250%	11/1/17	2,525	2,536
Washington Federal Highway Grant Anticipation Revenue (520 Corridor Program)	5.000%	9/1/18	5,000	5,558
Washington Federal Highway Grant Anticipation Revenue (520 Corridor Program)	5.000%	9/1/18	13,957	15,514
Washington Federal Highway Grant Anticipation Revenue (520 Corridor Program)	5.000%	9/1/19	19,645	22,435
Washington GO	5.000%	1/1/16	5,000	5,042
Washington GO	4.000%	7/1/16	14,160	14,519
Washington GO	5.000%	7/1/16	10,000	10,323
Washington GO	5.500%	7/1/18	21,675	24,403
Washington GO	5.000%	8/1/18	4,280	4,772
Washington GO	5.000%	8/1/18	11,745	13,096
Washington GO	5.000%	7/1/19	22,835	26,100
Washington GO	5.000%	8/1/19	4,500	5,160
1 Washington GO TOB VRDO	0.020%	11/6/15	5,030	5,030
1 Washington GO TOB VRDO	0.020%	11/6/15	6,325	6,325
1 Washington GO TOB VRDO	0.020%	11/6/15	6,145	6,145
1 Washington Health Care Facilities Authority Revenue
(Children’s Hospital & Regional Medical Center)TOB VRDO	0.030%	11/6/15	3,180	3,180
1 Washington Health Care Facilities Authority Revenue (MultiCare Health System) TOB VRDO	0.110%	11/6/15	7,875	7,875
Washington Health Care Facilities Authority Revenue (PeaceHealth)	4.000%	11/15/15	1,000	1,002
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/16	700	729
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/17	1,375	1,487
Washington Health Care Facilities Authority Revenue (Seattle Cancer Care Alliance)	5.000%	3/1/16	465	472
Washington Health Care Facilities Authority Revenue (Seattle Cancer Care Alliance)	5.000%	3/1/17	300	316
Washington Health Care Facilities Authority Revenue (Seattle Cancer Care Alliance)	5.000%	3/1/18	250	270

Short-Term Tax-Exempt Fund

Face	Market
Maturity	Amount	Value•
Coupon	Date	($000)	($000)
Washington Higher Education Facilities Authority Revenue (Whitman College Project) VRDO	0.010%	11/6/15	28,770	28,770
Washington Housing Finance Commission Multi-Family Housing Revenue
(Heron’s Key Obligated Group)	4.375%	1/1/21	3,250	3,301
367,808
West Virginia (0.1%)
Mason County WV Pollution Control Revenue (Appalachian Power Co. Project) PUT	1.625%	10/1/18	6,000	6,020
West Virginia Economic Development Authority Solid Waste Facilities Disposal Revenue
(Appalachian Power Co. - Amos Project) PUT	1.900%	4/1/19	5,000	5,042
West Virginia University Revenue	5.000%	10/1/16	725	756
3	West Virginia University Revenue PUT	0.540%	10/1/19	3,500	3,474
15,292
Wisconsin (0.8%)
Milwaukee WI GO	5.000%	5/1/16	6,010	6,156
Milwaukee WI GO	4.000%	3/15/18	15,085	16,203
Wisconsin GO	4.000%	11/1/15	2,860	2,860
Wisconsin GO	4.000%	5/1/16	4,470	4,557
Wisconsin GO	4.000%	11/1/16	6,205	6,438
Wisconsin GO	5.000%	5/1/17	1,000	1,068
Wisconsin Health & Educational Facilities Authority Revenue
(Ascension Health Alliance Credit Group) PUT	4.000%	3/1/18	7,200	7,737
Wisconsin Health & Educational Facilities Authority Revenue
(Ascension Health Alliance Credit Group) PUT	4.000%	5/30/19	13,000	14,305
1	Wisconsin Health & Educational Facilities Authority Revenue
(Ascension Health Credit Group) TOB VRDO	0.020%	11/6/15	750	750
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	7/15/17	1,235	1,312
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.) PUT	5.125%	8/15/16	8,045	8,329
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.) PUT	1.250%	8/15/17	8,595	8,650
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000%	8/15/16	1,745	1,809
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000%	11/15/16	1,660	1,739
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000%	11/15/17	1,000	1,086
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000%	11/15/18	750	840
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/16	6,115	6,338
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/16	665	689
Wisconsin Public Finance Authority Revenue (Church Home of Hartford Inc.)	4.000%	9/1/20	525	543
Wisconsin Transportation Revenue	5.000%	7/1/16	9,930	10,251
101,660
Total Tax-Exempt Municipal Bonds (Cost $12,349,269)	12,397,138

Shares
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
5	Vanguard Municipal Cash Management Fund (Cost $96,472)	0.019%	96,471,923	96,472
Total Investments (100.8%) (Cost $12,445,741)	12,493,610

Amount
($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard	1,137
Receivables for Investment Securities Sold	2,490
Receivables for Accrued Income	86,938
Receivables for Capital Shares Issued	17,597
Other Assets	3,213
Total Other Assets	111,375
Liabilities
Payables for Investment Securities Purchased	(187,021)
Payables for Capital Shares Redeemed	(10,478)
Payables for Distributions	(1,926)
Payables to Vanguard	(10,110)
Other Liabilities	(296)
Total Liabilities	(209,831)
Net Assets (100%)	12,395,154

Short-Term Tax-Exempt Fund

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	12,360,861
Overdistributed Net Investment Income	(3)
Accumulated Net Realized Losses	(13,573)
Unrealized Appreciation (Depreciation)	47,869
Net Assets	12,395,154

Investor Shares—Net Assets
Applicable to 86,308,905 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,366,132
Net Asset Value Per Share—Investor Shares	$15.83

Admiral Shares—Net Assets
Applicable to 696,786,527 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	11,029,022
Net Asset Value Per Share—Admiral Shares	$15.83

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate value of these securities was $1,517,532,000, representing 12.2% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2015.
3 Adjustable-rate security.
4 Securities with a value of $1,001,000 have been segregated as initial margin for open futures contracts that were closed on October 31, 2015, and settled after month-end.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
For key to abbreviations and other references, see back cover.
See accompanying Notes, which are an integral part of the Financial Statements.

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (96.7%)
Alabama (0.2%)
Auburn University Alabama General Fee Revenue	5.000%	6/1/19	2,000	2,281
Baldwin County AL Board of Education Revenue	5.000%	6/1/21	1,000	1,183
Baldwin County AL Board of Education Revenue	5.000%	6/1/22	1,500	1,792
Huntsville AL Water System Revenue	5.000%	11/1/20	1,000	1,175
Jefferson County AL Sewer Revenue	5.000%	10/1/16	1,000	1,034
Jefferson County AL Sewer Revenue	5.000%	10/1/17	1,620	1,721
Jefferson County AL Sewer Revenue	5.000%	10/1/18	1,500	1,627
Jefferson County AL Sewer Revenue	5.000%	10/1/21	1,300	1,440
Mobile AL Industrial Development Board Pollution Control Revenue (Alabama Power Co.) PUT	1.625%	10/2/18	10,000	10,092
Mobile AL Infirmary Health System Special Care Facilities Financing Authority Revenue
(Infirmary Health System Inc.)	5.000%	2/1/16	3,540	3,573
Mobile AL Infirmary Health System Special Care Facilities Financing Authority Revenue
(Infirmary Health System Inc.)	5.000%	2/1/17	2,475	2,580
University of Alabama at Birmingham Revenue	5.000%	10/1/16	3,390	3,537
University of Alabama at Birmingham Revenue	5.000%	10/1/17	1,630	1,767
University of Alabama at Birmingham Revenue	5.000%	10/1/17	3,565	3,865
University of Alabama General Revenue	5.000%	7/1/18	4,680	5,205
University of Alabama General Revenue	5.000%	7/1/19	5,345	6,109
				48,981
Alaska (0.3%)
Alaska Railroad Corp. Capital Grant Receipt Revenue	5.000%	8/1/19	2,000	2,256
Alaska Railroad Corp. Capital Grant Receipt Revenue	5.000%	8/1/21	10,140	11,722
Alaska Railroad Corp. Capital Grant Receipt Revenue	5.000%	8/1/22	10,265	11,976
Alaska Railroad Corp. Capital Grant Receipt Revenue	5.000%	8/1/23	13,515	15,870
North Slope Borough AK GO	5.000%	6/30/18	13,035	14,440
Valdez AK Marine Terminal Revenue (BP Pipelines)	5.000%	1/1/16	10,000	10,077
Valdez AK Marine Terminal Revenue (BP Pipelines)	5.000%	1/1/16	2,000	2,015
				68,356
Arizona (1.3%)
Arizona Board Regents Arizona State University System Revenue	5.000%	8/1/19	2,140	2,446
Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/20	6,000	7,009
Arizona Board Regents Arizona State University System Revenue	5.000%	8/1/20	1,700	1,987
Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/21	5,000	5,949
Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/21	10,000	11,899
Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/22	3,190	3,833
Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/22	3,185	3,827
Arizona COP	5.000%	10/1/17	1,000	1,081
Arizona COP	5.000%	10/1/18	900	1,003
Arizona COP	4.000%	9/1/19	1,500	1,658
Arizona COP	5.000%	9/1/20	4,300	5,010
Arizona COP	5.000%	9/1/21	6,380	7,524
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/18	1,000	1,084
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/19	2,500	2,780
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/20	4,550	5,158
1 Arizona Health Facilities Authority Revenue (Phoenix Children’s Hospital) PUT	1.860%	2/5/20	20,000	20,454
1 Arizona Health Facilities Authority Revenue (Phoenix Children’s Hospital) PUT	1.860%	2/5/20	5,000	5,114
Arizona Health Facilities Authority Revenue (Scottsdale Lincoln Hospitals Project)	5.000%	12/1/19	600	687
Arizona Health Facilities Authority Revenue (Scottsdale Lincoln Hospitals Project)	5.000%	12/1/20	1,000	1,165
Arizona Health Facilities Authority Revenue (Scottsdale Lincoln Hospitals Project)	5.000%	12/1/21	1,000	1,174
Arizona Health Facilities Authority Revenue (Scottsdale Lincoln Hospitals Project)	5.000%	12/1/22	800	947
Arizona School Facilities Board COP	5.000%	9/1/18	1,500	1,668
Arizona School Facilities Board COP	5.000%	9/1/20	11,000	12,832
Arizona School Facilities Board COP	5.000%	9/1/21	7,000	8,260
Arizona Transportation Board Excise Tax Revenue	5.000%	7/1/21	9,000	10,736
Arizona Transportation Board Highway Revenue	5.000%	7/1/16	7,465	7,706
Arizona Transportation Board Highway Revenue	5.000%	7/1/20	3,360	3,931
Arizona Water Infrastructure Finance Authority Revenue	5.000%	10/1/19 (ETM)	530	610
Arizona Water Infrastructure Finance Authority Revenue	5.000%	10/1/19	1,470	1,697
Glendale AZ GO	4.000%	7/1/21 (4)	3,400	3,778
Glendale AZ GO	5.000%	7/1/22 (4)	1,670	1,965
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/16	1,665	1,704
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/17	3,115	3,297
Glendale AZ Senior Excise Tax Revenue	5.000%	7/1/20	2,770	3,219
Glendale AZ Senior Excise Tax Revenue	5.000%	7/1/21	2,900	3,415
Glendale AZ Senior Excise Tax Revenue	5.000%	7/1/22	3,100	3,681
Maricopa County AZ Regional Public Transportation Authority Excise Tax Revenue	5.000%	7/1/16	2,630	2,715
Maricopa County AZ Unified School District No. 4 (Mesa) GO	4.000%	7/1/18	3,220	3,496
Maricopa County AZ Unified School District No. 4 (Mesa) GO	4.000%	7/1/19	3,750	4,151

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/16	3,055	3,151
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/17	3,310	3,555
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/21	2,000	2,376
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/22	1,775	2,139
Phoenix AZ Civic Improvement Corp. Water System Revenue	5.000%	7/1/20	17,055	19,981
Phoenix AZ Civic Improvement Corp. Water System Revenue	5.000%	7/1/21	12,360	14,744
Pima County AZ Regional Transportation Authority Excise Tax Revenue	5.000%	6/1/19	3,155	3,598
Pima County AZ Regional Transportation Authority Excise Tax Revenue	5.000%	6/1/20	2,840	3,317
Pima County AZ Regional Transportation Authority Excise Tax Revenue	5.000%	6/1/21	3,000	3,568
Pima County AZ Sewer Revenue	5.000%	7/1/19	1,000	1,142
Regional Public Transportation Authority Arizona Excise Tax Revenue
(Maricopa County Public Transportation)	5.250%	7/1/20	4,850	5,730
Salt River Project Arizona Agricultural Improvement & Power District Revenue	4.000%	12/1/17	1,000	1,070
Salt River Project Arizona Agricultural Improvement & Power District Revenue	5.000%	12/1/18	4,520	5,094
Salt Verde AZ Financial Corp. Gas Revenue	5.000%	12/1/18	165	182
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/19	1,565	1,777
Scottsdale AZ GO	5.000%	7/1/17	2,700	2,901
Scottsdale AZ GO	5.000%	7/1/19	1,860	2,132
Scottsdale AZ GO	4.000%	7/1/20	11,150	12,596
University Medical Center Corp. Arizona Hospital Revenue	5.000%	7/1/21 (ETM)	2,740	3,264
Yavapai County AZ Industrial Development Authority Hospital Facility Revenue
(Northern Arizona Healthcare System)	5.000%	10/1/17	1,445	1,561
Yavapai County AZ Industrial Development Authority Hospital Facility Revenue
(Northern Arizona Healthcare System)	5.000%	10/1/18	2,185	2,430
Yuma AZ Industrial Development Authority Hospital Revenue (Yuma Regional Medical Center)	5.000%	8/1/20	1,000	1,139
Yuma AZ Industrial Development Authority Hospital Revenue (Yuma Regional Medical Center)	5.000%	8/1/21	750	863
Yuma AZ Industrial Development Authority Hospital Revenue (Yuma Regional Medical Center)	5.000%	8/1/22	1,000	1,158
Yuma AZ Industrial Development Authority Hospital Revenue (Yuma Regional Medical Center)	5.000%	8/1/23	1,000	1,157
				271,275
Arkansas (0.2%)
Arkansas Development Finance Authority Healthcare Revenue (Baptist Health)	5.000%	12/1/20	4,225	4,885
Arkansas Development Finance Authority Healthcare Revenue (Baptist Health)	5.000%	12/1/21	4,560	5,352
Arkansas Development Finance Authority Healthcare Revenue (Baptist Health)	5.000%	12/1/22	700	828
Arkansas Development Finance Authority Hospital Revenue (Washington Regional Medical Center)	5.000%	2/1/21	920	1,045
Arkansas Development Finance Authority Hospital Revenue (Washington Regional Medical Center)	5.000%	2/1/22	760	869
Arkansas Federal Highway Grant Anticipation & Tax Revenue GO	5.000%	10/1/21	5,000	6,013
Independence County AR Pollution Control Revenue (Entergy Arkansas, Inc. Project)	2.375%	1/1/21	15,000	15,548
Jefferson County AR Pollution Control Revenue (Entergy Arkansas, Inc. Project)	1.550%	10/1/17	10,000	10,147
				44,687
California (11.1%)
ABAG Finance Authority for Nonprofit Corps. California Revenue (Jackson Laboratory)	5.000%	7/1/18	1,000	1,101
ABAG Finance Authority for Nonprofit Corps. California Revenue (Jackson Laboratory)	5.000%	7/1/19	1,050	1,186
ABAG Finance Authority for Nonprofit Corps. California Revenue (Sharp Healthcare)	5.000%	8/1/19	1,000	1,148
ABAG Finance Authority for Nonprofit Corps. California Revenue (Sharp Healthcare)	4.000%	8/1/20	500	564
Alameda CA Corridor Transportation Authority Revenue	0.000%	10/1/16 (2)	10,000	9,951
Alameda CA Corridor Transportation Authority Revenue	5.000%	10/1/19	1,000	1,153
Alameda CA Corridor Transportation Authority Revenue	0.000%	10/1/20 (2)	5,600	5,125
Alameda CA Corridor Transportation Authority Revenue	5.000%	10/1/20	1,730	2,036
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	4.000%	4/1/21	3,350	3,823
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.018%	8/1/17	28,500	28,585
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.450%	8/1/17	7,000	7,086
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.450%	8/1/17	17,000	17,150
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.500%	4/2/18	13,500	13,677
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.875%	4/1/19	15,200	15,493
1 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	0.710%	10/1/19	9,825	9,817
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.875%	4/1/20	27,500	27,986
1 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	0.910%	5/1/23	4,000	3,931
1 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	0.910%	5/1/23	28,500	28,009
2 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) TOB VRDO	0.020%	11/6/15	3,700	3,700
2 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) TOB VRDO	0.030%	11/6/15	4,910	4,910
Brea CA Redevelopment Agency Successor Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/18	1,200	1,333
Brea CA Redevelopment Agency Successor Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/19	2,000	2,283
Brea CA Redevelopment Agency Successor Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/20	2,200	2,569
California County CA Tobacco Securitization Agency Revenue	5.000%	6/1/19	1,000	1,119
California County CA Tobacco Securitization Agency Revenue	5.000%	6/1/20	1,200	1,367
California Department of Water Resources Power Supply Revenue	5.000%	5/1/16	12,055	12,351
California Department of Water Resources Power Supply Revenue	5.000%	5/1/17	22,000	23,518
California Department of Water Resources Power Supply Revenue	5.000%	5/1/19	10,000	11,439

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Department of Water Resources Power Supply Revenue	5.000%	5/1/21	23,000	27,474
California Department of Water Resources Power Supply Revenue	5.000%	5/1/22	54,000	65,508
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/17	2,500	2,734
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/18	1,365	1,542
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/19	4,000	4,649
1 California Department of Water Resources Water System Revenue (Central Valley Project) PUT	0.310%	12/1/17	32,250	32,139
California Economic Recovery GO	5.000%	7/1/16 (ETM)	1,500	1,548
California Economic Recovery GO	5.000%	7/1/17 (ETM)	15,090	16,225
California Economic Recovery GO	5.000%	7/1/18 (ETM)	32,295	35,934
California Economic Recovery GO	5.000%	7/1/18 (ETM)	9,305	10,353
California GO	5.000%	3/1/16	3,210	3,263
California GO	5.000%	3/1/16 (14)	1,120	1,138
California GO	5.000%	3/1/16	4,460	4,533
California GO	5.000%	4/1/16	6,670	6,806
California GO	5.000%	8/1/16	2,825	2,927
California GO	5.000%	10/1/16	1,225	1,279
California GO	5.000%	11/1/16 (2)	5,375	5,631
California GO	5.000%	12/1/16	2,500	2,628
California GO	6.000%	2/1/17 (2)	3,500	3,747
California GO	5.000%	3/1/17 (14)	1,300	1,321
California GO	5.000%	3/1/17	3,755	3,985
1 California GO	0.760%	5/1/17	3,700	3,717
California GO	5.000%	9/1/17	4,250	4,597
California GO	5.000%	9/1/17	2,805	3,034
California GO	5.000%	10/1/17	20,000	21,701
California GO	5.000%	10/1/17	4,005	4,346
California GO	5.000%	9/1/18	32,260	36,064
California GO	5.000%	9/1/18	8,050	8,999
California GO	5.000%	10/1/18	34,000	38,112
California GO	5.000%	2/1/19	11,000	12,448
California GO	5.000%	9/1/19	19,000	21,855
California GO	5.000%	9/1/19	17,825	20,504
California GO	5.000%	2/1/20	44,500	51,635
California GO	5.000%	11/1/20	21,520	25,381
California GO	5.000%	12/1/20	25,475	30,095
California GO	5.000%	2/1/21	10,000	11,810
California GO	5.000%	10/1/21	28,000	33,522
California GO	5.000%	10/1/21	41,940	50,211
California GO	5.000%	11/1/21	49,440	59,284
1 California GO PUT	0.560%	12/1/16	7,500	7,504
1 California GO PUT	0.835%	12/1/17	14,250	14,308
1 California GO PUT	0.460%	5/1/18	29,500	29,414
1 California GO PUT	0.965%	12/3/18	6,500	6,544
2 California GO TOB VRDO	0.170%	11/6/15 LOC	18,740	18,740
2 California GO TOB VRDO	0.190%	11/6/15 (4)LOC	16,800	16,800
2 California GO TOB VRDO	0.190%	11/6/15 (4)LOC	13,125	13,125
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	5.000%	3/1/19	5,125	5,780
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/17	3,000	3,236
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/18	3,000	3,349
1 California Health Facilities Financing Authority Revenue (Children’s Hospital of Los Angeles) PUT	1.810%	7/1/17	8,825	8,929
California Health Facilities Financing Authority Revenue (City of Hope Medical Center)	4.000%	11/15/18	1,000	1,087
California Health Facilities Financing Authority Revenue (El Camino Hospital)	4.000%	2/1/21	1,500	1,687
California Health Facilities Financing Authority Revenue (El Camino Hospital)	5.000%	2/1/22	1,000	1,188
California Health Facilities Financing Authority Revenue
(Lucile Salter Packard Children’s Hospitalat Stanford) PUT	1.450%	3/15/17	5,000	5,061
California Health Facilities Financing Authority Revenue (Providence Health & Services)	5.000%	10/1/21	750	902
California Health Facilities Financing Authority Revenue (Providence Health & Services)	5.000%	10/1/22	2,205	2,686
California Health Facilities Financing Authority Revenue (St. Joseph Health System) PUT	5.000%	10/18/16	20,000	20,886
California Health Facilities Financing Authority Revenue (St. Joseph Health System) PUT	5.000%	10/15/19	23,500	26,985
California Health Facilities Financing Authority Revenue (St. Joseph Health System) PUT	5.000%	10/15/20	10,000	11,706
California Health Facilities Financing Authority Revenue (St. Joseph Health System) PUT	5.000%	10/18/22	6,000	7,223
California Health Facilities Financing Authority Revenue (Sutter Health)	4.000%	8/15/17	5,000	5,314
California Infrastructure & Economic Development Bank Revenue
(Academy of Motion Picture Arts & Sciences Obligated Group)	5.000%	11/1/22	1,000	1,207
1 California Infrastructure & Economic Development Bank Revenue
(Academy of Motion Picture Arts & Sciences Obligated Group) PUT	1.082%	11/1/20	20,000	20,024
2 California Infrastructure & Economic Development Bank Revenue
(Academy of Motion Picture Arts & Sciences Obligated Group) TOB VRDO	0.210%	11/6/15	6,670	6,670
1 California Infrastructure & Economic Development Bank Revenue (Index-Museum Art Project) PUT	1.882%	8/1/18	29,000	29,805
1 California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	0.290%	4/1/16	22,200	22,195
1 California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	0.290%	4/1/16	5,800	5,799

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	0.290%	4/3/17	8,500	8,460
1 California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	0.290%	4/3/17	32,200	32,049
1 California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	0.290%	4/1/18	30,000	29,743
California Municipal Finance Authority (Community Hospitals of Central California Obligated Group)
COP	5.000%	2/1/16	2,450	2,476
California Municipal Finance Authority (Community Hospitals of Central California Obligated Group)
COP	5.000%	2/1/17	1,145	1,204
California Municipal Finance Authority Revenue (Anaheim Electric Utility Distribution System)	5.000%	10/1/21	1,300	1,553
1 California Municipal Finance Authority Revenue (Anaheim Electric Utility Distribution System) PUT	0.510%	4/2/18	14,000	13,912
1 California Municipal Finance Authority Revenue (NorthBay Healthcare Group) PUT	2.110%	11/1/16	5,000	5,006
California Municipal Finance Authority Solid Waste Revenue (Republic Services Inc. Project) PUT	0.500%	1/4/16	10,940	10,940
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/17	5,000	5,352
California Public Works Board Lease Revenue (Department of Corrections)	4.000%	9/1/17	4,500	4,781
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	10/1/17	5,820	6,309
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/18	2,500	2,769
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/18	10,650	11,794
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	9/1/18	5,790	6,465
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	10/1/18	1,845	2,066
California Public Works Board Lease Revenue (Department of Corrections)	5.250%	11/1/18 (14)	1,180	1,333
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/19	16,620	18,962
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	10/1/20	1,690	1,984
California Public Works Board Lease Revenue (Department of State Hospitals)	5.000%	6/1/19	5,600	6,389
California Public Works Board Lease Revenue (Department of State Hospitals)	5.000%	6/1/20	5,200	6,059
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/17	5,200	5,671
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/18	4,000	4,502
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/20	1,175	1,361
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	10/1/20	1,240	1,455
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	10/1/18 (ETM)	2,665	2,990
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	10/1/19 (ETM)	2,960	3,419
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/15	5,295	5,296
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/17	2,385	2,537
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	10/1/17	3,000	3,252
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/17	1,000	1,087
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	1/1/18	11,710	12,789
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/18	1,000	1,101
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	10/1/18	3,500	3,918
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/18	1,200	1,347
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/18	2,500	2,806
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	1/1/19	7,755	8,736
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/19	2,750	3,171
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/19	2,000	2,306
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/20	3,050	3,540
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/20	2,000	2,352
California State University Systemwide Revenue	5.000%	11/1/17	5,505	5,996
California State University Systemwide Revenue	5.000%	11/1/18	4,000	4,508
California Statewide Communities Development Authority Pollution Control Revenue
(Southern California Edison Co.) PUT	1.375%	4/2/18	45,200	45,518
California Statewide Communities Development Authority Revenue
(Huntington Memorial Hospital)	5.000%	7/1/19	500	567
California Statewide Communities Development Authority Revenue
(Huntington Memorial Hospital)	5.000%	7/1/20	325	375
California Statewide Communities Development Authority Revenue
(Huntington Memorial Hospital)	5.000%	7/1/21	275	321
California Statewide Communities Development Authority Revenue
(Huntington Memorial Hospital)	5.000%	7/1/22	250	294
2 California Statewide Communities Development Authority Revenue
(Kaiser Permanente) TOB VRDO	0.210%	11/6/15	6,195	6,195
2 California Statewide Communities Development Authority Revenue
(St. Joseph Health System) TOB VRDO	0.180%	11/6/15 (4)	39,400	39,400
California Statewide Communities Development Authority Senior Living Health Facility Revenue
(Los Angeles Jewish Home for the Aging)	2.500%	8/1/20	1,165	1,180
California Statewide Communities Development Authority Senior Living Health Facility Revenue
(Los Angeles Jewish Home for the Aging)	3.000%	8/1/21	2,600	2,640
Capistrano CA Unified School District Special Tax Revenue	5.000%	9/1/20 (15)	4,810	5,403
Central Valley CA Financing Authority Cogeneration Project Revenue (Carson Ice-Gen Project)	5.000%	7/1/16	805	830
Chula Vista CA Industrial Development Revenue (San Diego Gas & Electric Co.)	1.650%	7/1/18	9,000	9,008
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/17	570	611
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/18	2,310	2,542
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/19	2,610	2,936
Contra Costa CA Municipal Water District Revenue	5.000%	10/1/18	2,000	2,251
Contra Costa CA Municipal Water District Revenue	5.000%	10/1/19	2,100	2,433

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Contra Costa CA Municipal Water District Revenue	5.000%	10/1/20	1,500	1,782
Contra Costa CA Municipal Water District Revenue	5.000%	10/1/21	2,000	2,414
1 Contra Costa CA Transportation Authority Sales Tax Revenue PUT	0.499%	12/15/15	23,750	23,742
East Bay CA Municipal Utility District Water System Revenue	5.000%	6/1/17	2,450	2,628
East Bay CA Municipal Utility District Water System Revenue	5.000%	6/1/19	2,000	2,292
Foothill/Eastern Transportation Corridor Agency California Toll Road Revenue	0.000%	1/15/21 (4)	4,115	3,678
Foothill/Eastern Transportation Corridor Agency California Toll Road Revenue PUT	5.000%	1/15/18	20,495	21,683
Foothill/Eastern Transportation Corridor Agency California Toll Road Revenue PUT	5.000%	1/15/20	52,515	57,668
Glendale CA Redevelopment Agency Successor Agency Tax Allocation Revenue
(Central Glendale Redevelopment Project)	4.000%	12/1/17 (4)	2,500	2,667
Glendale CA Redevelopment Agency Successor Agency Tax Allocation Revenue
(Central Glendale Redevelopment Project)	4.000%	12/1/18 (4)	1,185	1,292
Glendale CA Redevelopment Agency Successor Agency Tax Allocation Revenue
(Central Glendale Redevelopment Project)	4.000%	12/1/19 (4)	2,910	3,229
Glendale CA Redevelopment Agency Successor Agency Tax Allocation Revenue
(Central Glendale Redevelopment Project)	5.000%	12/1/21 (4)	1,725	2,048
Irvine CA Reassessment District No. 12-1 Improvement Revenue	3.000%	9/2/16	2,000	2,041
Irvine CA Reassessment District No. 13-1 Improvement Revenue	4.000%	9/2/18	1,450	1,546
La Quinta CA Redevelopment Agency Tax Allocation Revenue	4.000%	9/1/17	1,130	1,193
La Quinta CA Redevelopment Agency Tax Allocation Revenue	5.000%	9/1/18	1,745	1,931
La Quinta CA Redevelopment Agency Tax Allocation Revenue	5.000%	9/1/19	1,150	1,306
La Quinta CA Redevelopment Agency Tax Allocation Revenue	5.000%	9/1/20	1,045	1,206
La Quinta CA Redevelopment Agency Tax Allocation Revenue	5.000%	9/1/21	1,250	1,461
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/20	640	718
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/21	310	351
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/22	725	826
Long Beach CA Finance Authority Natural Gas Purchase Revenue	5.250%	11/15/20	1,505	1,732
Long Beach CA Harbor Revenue	5.000%	11/15/18	32,500	36,654
Los Angeles CA Community College District GO	5.000%	8/1/21	5,000	6,007
Los Angeles CA Community College District GO	5.000%	8/1/22	3,030	3,692
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/19	1,000	1,144
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/20	1,275	1,492
Los Angeles CA GO	5.000%	9/1/17	32,500	35,190
Los Angeles CA GO	5.000%	9/1/19	5,000	5,761
Los Angeles CA Unified School District GO	5.000%	7/1/16	19,595	20,227
Los Angeles CA Unified School District GO	5.000%	7/1/17	19,090	20,523
Los Angeles CA Unified School District GO	5.000%	7/1/19	13,205	15,150
Los Angeles CA Unified School District GO	5.000%	7/1/19	7,035	8,071
Los Angeles CA Unified School District GO	5.000%	7/1/19	8,510	9,763
Los Angeles CA Unified School District GO	5.000%	7/1/20	17,195	20,230
Los Angeles CA Unified School District GO	5.000%	7/1/20	22,525	26,501
Los Angeles CA Unified School District GO	5.000%	7/1/20	20,920	24,613
Los Angeles CA Unified School District GO	5.000%	7/1/20	14,755	17,360
Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.000%	7/1/16	22,315	23,043
Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.000%	7/1/16	5,000	5,163
Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.000%	7/1/19	20,000	23,008
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/16	3,450	3,574
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/17	5,000	5,385
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/18	750	835
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/19	1,000	1,147
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/20	500	586
Los Angeles County CA Redevelopment Authority Tax Allocation Revenue (Various Project Areas)	5.000%	9/1/18	1,000	1,109
Los Angeles County CA Redevelopment Authority Tax Allocation Revenue (Various Project Areas)	5.000%	9/1/19	2,000	2,272
Los Angeles County CA Redevelopment Authority Tax Allocation Revenue (Various Project Areas)	5.000%	9/1/20	5,495	6,364
Los Angeles County CA Redevelopment Authority Tax Allocation Revenue (Various Project Areas)	5.000%	9/1/21 (4)	5,000	5,890
Los Angeles County CA Regional Financing Authority Revenue (MonteCedro Inc. Project)	2.500%	11/15/20	1,665	1,669
Los Angeles County CA Regional Financing Authority Revenue (MonteCedro Inc. Project)	3.000%	11/15/20	925	928
Los Angeles County CA Regional Financing Authority Revenue (MonteCedro Inc. Project)	3.000%	11/15/21	2,125	2,131
1 Metropolitan Water District of Southern California Revenue PUT	0.390%	3/27/18	3,000	2,993
1 Metropolitan Water District of Southern California Revenue PUT	0.390%	3/27/18	25,710	25,651
1 Metropolitan Water District of Southern California Revenue PUT	0.390%	3/27/18	15,290	15,255
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/18	750	836
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/19	3,000	3,445
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/19	500	574
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/20	750	882
Northern California Gas Authority No. 1 Revenue	0.848%	7/1/19	12,815	12,593
Nuveen California AMT-Free Municipal Income Fund VRDP VRDO	0.120%	11/6/15 LOC	8,800	8,800
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/16	2,100	2,179
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/17	3,500	3,766
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/18	1,550	1,719
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/19	1,500	1,708

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/20	4,000	4,648
Orange County CA Airport Revenue	5.000%	7/1/16	3,435	3,545
Orange County CA Transportation Authority Toll Road Revenue	5.000%	8/15/19	1,000	1,154
Palomar Pomerado Health California COP	4.500%	11/1/15	2,265	2,265
Palomar Pomerado Health California COP	5.000%	11/1/16	3,500	3,603
Riverside County CA Asset Leasing Corp. Leasehold Revenue (Riverside County Hospital Project)	5.000%	6/1/18	6,500	7,164
Riverside County CA Transportation Commission Sales Tax Revenue	5.000%	6/1/18	500	556
Riverside County CA Transportation Commission Sales Tax Revenue	5.000%	6/1/19	850	973
Riverside County CA Transportation Commission Sales Tax Revenue	5.000%	6/1/20	1,750	2,055
Roseville CA Natural Gas Financing Authority Gas Revenue	5.000%	2/15/18	50	54
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/16	1,000	1,031
Sacramento CA Municipal Utility District Revenue	5.000%	7/1/16 (Prere.)	5,000	5,159
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/16 (4)	7,800	8,095
San Bernardino CA City Unified School District GO	5.000%	8/1/18	850	943
San Bernardino CA City Unified School District GO	5.000%	8/1/19 (4)	600	688
San Bernardino County CA Medical Center (Arrowhead Project) COP	5.000%	8/1/16	5,445	5,627
2 San Diego CA Community College District GO TOB VRDO	0.020%	11/6/15	4,880	4,880
San Diego CA Public Facilities Financing Authority Sewer Revenue	5.000%	5/15/16	11,840	12,159
San Diego CA Public Facilities Financing Authority Sewer Revenue	5.000%	5/15/16	14,000	14,377
2 San Diego CA Public Facilities Financing Authority Water Revenue TOB VRDO	0.020%	11/6/15	9,900	9,900
San Diego County CA Water Authority Revenue	5.000%	5/1/21	1,450	1,736
San Diego County CA Water Authority Revenue	5.000%	5/1/22	1,200	1,455
San Francisco CA City & County International Airport Revenue	5.000%	5/1/16	9,120	9,346
San Francisco CA City & County International Airport Revenue	5.000%	5/1/17	16,555	17,695
San Francisco CA City & County Redevelopment Financing Authority Tax Allocation Revenue
(Redevelopment Projects)	3.000%	8/1/16	3,000	3,061
San Francisco CA City & County Redevelopment Financing Authority Tax Allocation Revenue
(Redevelopment Projects)	4.000%	8/1/17	2,400	2,540
San Francisco CA City & County Redevelopment Financing Authority Tax Allocation Revenue
(Redevelopment Projects)	5.000%	8/1/18	3,000	3,338
San Francisco CA City & County Redevelopment Financing Authority Tax Allocation Revenue
(Redevelopment Projects)	5.000%	8/1/19	2,000	2,289
San Francisco CA City & County Redevelopment Financing Authority Tax Allocation Revenue
(Redevelopment Projects)	5.000%	8/1/20	1,500	1,754
San Francisco CA City & County Redevelopment Financing Authority Tax Allocation Revenue
(Redevelopment Projects)	5.000%	8/1/21	2,000	2,371
San Juan CA Unified School District GO	5.000%	8/1/19	1,090	1,250
San Juan CA Unified School District GO	5.000%	8/1/21	1,000	1,196
San Mateo County CA Joint Powers Financing Authority Lease Revenue
(Maple Street Correctional Center)	5.000%	6/15/17	1,000	1,074
San Mateo County CA Joint Powers Financing Authority Lease Revenue
(Maple Street Correctional Center)	5.000%	6/15/18	1,000	1,113
San Mateo County CA Joint Powers Financing Authority Lease Revenue
(Maple Street Correctional Center)	5.000%	6/15/19	1,000	1,147
San Mateo County CA Joint Powers Financing Authority Lease Revenue
(Maple Street Correctional Center)	5.000%	6/15/20	1,000	1,174
San Mateo County CA Joint Powers Financing Authority Lease Revenue
(Maple Street Correctional Center)	5.000%	6/15/21	500	596
San Pablo CA Redevelopment Agency Successor Agency Tax Allocation Revenue	5.000%	6/15/20 (4)	1,045	1,217
San Pablo CA Redevelopment Agency Successor Agency Tax Allocation Revenue	5.000%	6/15/21 (4)	500	590
South Orange County CA Public Financing Authority Special Tax Revenue	3.000%	8/15/16	500	510
South Orange County CA Public Financing Authority Special Tax Revenue	5.000%	8/15/19	1,000	1,130
South Orange County CA Public Financing Authority Special Tax Revenue	5.000%	8/15/20	600	690
Southern California Public Power Authority Revenue	5.000%	7/1/18	2,000	2,226
Southern California Public Power Authority Revenue (Natural Gas Project)	5.000%	11/1/17	1,000	1,072
Southern California Public Power Authority Revenue (Transmission Project)	5.000%	7/1/17	9,895	10,638
University of California Revenue	5.000%	5/15/17	2,250	2,409
University of California Revenue	5.000%	5/15/18	2,000	2,222
University of California Revenue	5.000%	5/15/19	4,435	5,076
University of California Revenue	5.000%	5/15/21	2,725	3,268
University of California Revenue	5.000%	5/15/21	8,250	9,859
2 University of California Revenue TOB VRDO	0.020%	11/6/15	8,000	8,000
Ventura County CA Public Financing Authority COP	5.000%	8/15/16	2,750	2,849
				2,348,577
Colorado (0.8%)
Colorado (UCDHSC Fitzsimons Academic Projects) COP	5.000%	11/1/18	3,080	3,438
Colorado Department of Transportation Revenue	5.000%	12/15/15 (14)	3,000	3,018
Colorado Educational & Cultural Facilities Authority Revenue (Johnson & Wales University)	5.000%	4/1/20	2,500	2,850
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.000%	7/1/16	5,000	5,153
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.000%	7/1/18	3,000	3,311
2 Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) TOB VRDO	0.210%	11/6/15	9,995	9,995

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) TOB VRDO	0.210%	11/6/15	12,495	12,495
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	3.150%	12/1/18	8,465	8,471
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	4.000%	12/1/19	625	672
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/20	2,055	2,311
Colorado Health Facilities Authority Revenue (Evangelical Lutheran Good Samaritan Society Project)	4.000%	6/1/20	1,000	1,080
Colorado Health Facilities Authority Revenue (Evangelical Lutheran Good Samaritan Society Project)	5.000%	6/1/21	2,000	2,270
Colorado Health Facilities Authority Revenue (Evangelical Lutheran Good Samaritan Society Project)	5.000%	6/1/22	2,300	2,615
Colorado Health Facilities Authority Revenue (Evangelical Lutheran Good Samaritan Society Project)	5.000%	6/1/23	2,000	2,276
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/16	3,165	3,190
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/16	6,415	6,467
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/17	3,715	3,908
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/17	7,920	8,332
2 Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)
TOB VRDO	0.020%	11/6/15	5,700	5,700
Colorado Springs CO Utility System Revenue	4.000%	11/15/16	1,250	1,298
Colorado Springs CO Utility System Revenue	5.000%	11/15/17	2,100	2,287
Colorado Springs CO Utility System Revenue	5.000%	11/15/18	2,000	2,252
Colorado Springs CO Utility System Revenue	5.000%	11/15/19	3,000	3,466
Denver CO City & County Airport Revenue	5.000%	11/15/16	2,500	2,621
Denver CO City & County Airport Revenue	5.000%	11/15/19	1,310	1,511
Denver CO City & County Excise Tax Revenue	5.250%	9/1/18 (4)	2,555	2,859
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/16 (14)	5,000	4,963
E-470 Public Highway Authority Colorado Revenue	3.000%	9/1/16	100	102
E-470 Public Highway Authority Colorado Revenue	5.000%	9/1/17 (14)	500	534
E-470 Public Highway Authority Colorado Revenue	5.000%	9/1/19	1,000	1,124
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/20 (14)	2,000	1,815
E-470 Public Highway Authority Colorado Revenue	5.000%	9/1/20	1,000	1,148
1 E-470 Public Highway Authority Colorado Revenue PUT	1.190%	8/31/17	7,500	7,475
1 E-470 Public Highway Authority Colorado Revenue PUT	1.760%	9/1/17 (14)	7,000	7,024
Jefferson County CO School District GO	5.000%	12/15/15 (Prere.)	7,985	8,034
Regional Transportation District of Colorado COP	5.000%	6/1/21	2,785	3,202
Regional Transportation District of Colorado COP	5.000%	6/1/22	2,000	2,293
Regional Transportation District of Colorado Sales Tax Revenue (FasTracks Project)	5.000%	11/1/16 (Prere.)	22,500	23,539
University of Colorado Enterprise System Revenue	5.000%	6/1/18	2,000	2,223
University of Colorado Enterprise System Revenue	5.000%	6/1/19	1,000	1,145
University of Colorado Enterprise System Revenue	5.000%	6/1/19	2,500	2,862
University of Colorado Hospital Authority Revenue	5.000%	11/15/16	1,290	1,347
				172,676
Connecticut (2.7%)
Connecticut GO	5.250%	11/1/15	1,000	1,000
Connecticut GO	0.240%	1/01/17	12,735	12,735
Connecticut GO	0.270%	7/1/17	15,825	15,825
Connecticut GO	0.270%	1/01/18	13,315	13,315
Connecticut GO	5.000%	11/15/15 (Prere.)	7,070	7,084
Connecticut GO	5.000%	1/1/16	30,000	30,250
Connecticut GO	5.000%	3/1/16	4,705	4,782
Connecticut GO	5.000%	5/1/16	10,000	10,243
1 Connecticut GO	0.600%	8/15/16	4,500	4,510
1 Connecticut GO	0.440%	9/15/16	3,000	3,008
Connecticut GO	5.000%	4/1/17	1,165	1,238
1 Connecticut GO	0.780%	5/15/17	23,000	23,100
Connecticut GO	5.000%	7/15/17	5,000	5,369
1 Connecticut GO	0.530%	9/15/17	1,750	1,742
Connecticut GO	5.000%	12/1/17	15,000	15,784
1 Connecticut GO	0.360%	1/1/18	4,905	4,863
1 Connecticut GO	0.430%	3/1/18	2,500	2,478
1 Connecticut GO	0.890%	4/15/18	6,750	6,751
Connecticut GO	5.000%	6/1/18	14,955	16,544
Connecticut GO	5.000%	7/15/18	10,000	11,107
1 Connecticut GO	0.890%	8/15/18	3,000	3,000
Connecticut GO	5.000%	11/1/18	1,000	1,121
1 Connecticut GO	0.500%	3/1/19	2,300	2,272
1 Connecticut GO	0.560%	3/1/19	2,000	1,982
1 Connecticut GO	1.110%	4/15/19	6,000	6,048
1 Connecticut GO	1.110%	5/15/19	5,000	5,038
Connecticut GO	5.000%	6/1/19	34,265	38,910
1 Connecticut GO	0.930%	9/15/19	4,000	4,000
1 Connecticut GO	0.660%	3/1/20	7,500	7,425
Connecticut GO	5.000%	6/15/20	17,975	20,873
Connecticut GO	5.000%	12/15/20	5,865	6,885
Connecticut GO	5.000%	3/15/21	7,035	8,241

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Connecticut GO	5.000%	11/15/21	7,075	8,369
Connecticut GO	5.000%	11/15/21	10,000	11,828
Connecticut GO	5.000%	3/15/22	9,620	11,369
1 Connecticut GO PUT	0.660%	9/15/17	7,150	7,135
1 Connecticut GO PUT	1.360%	3/1/18	17,500	17,487
Connecticut Health & Educational Facilities Authority Revenue (Hartford Healthcare)	5.000%	7/1/17	2,090	2,234
Connecticut Health & Educational Facilities Authority Revenue (Hartford Healthcare)	5.000%	7/1/18	3,500	3,856
Connecticut Health & Educational Facilities Authority Revenue (Hartford Healthcare)	5.000%	7/1/19	4,270	4,823
Connecticut Health & Educational Facilities Authority Revenue (Stamford Hospital)	5.000%	7/1/16	5,085	5,239
Connecticut Health & Educational Facilities Authority Revenue (Stamford Hospital)	5.000%	7/1/17	2,865	3,069
Connecticut Health & Educational Facilities Authority Revenue (Stamford Hospital)	5.000%	7/1/20	1,525	1,727
Connecticut Health & Educational Facilities Authority Revenue (Yale University) PUT	0.800%	7/26/17	40,000	40,073
Connecticut Health & Educational Facilities Authority Revenue (Yale University) PUT	0.900%	2/1/18	20,000	20,021
Connecticut Health & Educational Facilities Authority Revenue (Yale University) PUT	1.375%	7/11/18	28,000	28,499
1 Connecticut Health & Educational Facilities Authority Revenue (Yale-New Haven Hospital Inc.) PUT	0.679%	7/1/19	15,000	15,138
Connecticut Housing Finance Authority Revenue Housing Mortgage Finance Program	4.000%	11/15/44	2,900	3,127
Connecticut Housing Finance Authority Revenue Housing Mortgage Finance Program	4.000%	11/15/44	8,250	8,936
Connecticut Housing Finance Authority Revenue Housing Mortgage Finance Program	4.000%	11/15/44	6,020	6,451
Connecticut Housing Finance Authority Revenue Housing Mortgage Finance Program	3.500%	11/15/45	12,400	13,278
Connecticut Housing Finance Authority Revenue Housing Mortgage Finance Program VRDO	0.010%	11/2/15	4,395	4,395
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	2/1/16	5,300	5,365
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.250%	7/1/16 (2)	7,745	8,007
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	1/1/17	5,000	5,265
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	11/1/18	1,475	1,656
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	12/1/19	4,915	5,666
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	10/1/20	4,085	4,788
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	9/1/21	11,340	13,473
Greater New Haven CT Water Pollution Control Authority Regional Wastewater System Revenue	5.000%	8/15/20	200	233
Greater New Haven CT Water Pollution Control Authority Regional Wastewater System Revenue	5.000%	8/15/22	400	478
New Haven CT GO	5.000%	8/1/20 (4)	2,015	2,335
University of Connecticut GO	5.000%	2/15/22	10,250	12,179
University of Connecticut GO	5.000%	2/15/22	2,940	3,497
				577,519
Delaware (0.4%)
Delaware GO	5.000%	7/1/17	5,250	5,646
Delaware GO	5.000%	10/1/18	3,540	3,978
Delaware GO	5.000%	7/1/21	15,510	18,637
Delaware River & Bay Authority Delaware Revenue	5.000%	1/1/18	6,155	6,710
Delaware River & Bay Authority Delaware Revenue	5.000%	1/1/19	3,760	4,224
Delaware River & Bay Authority Delaware Revenue	5.000%	1/1/20	225	259
Delaware River & Bay Authority Delaware Revenue	5.000%	1/1/20	2,575	2,966
Delaware River & Bay Authority Delaware Revenue	5.000%	1/1/21	250	293
Delaware River & Bay Authority Delaware Revenue	5.000%	1/1/21	2,295	2,682
Delaware River & Bay Authority Delaware Revenue	5.000%	1/1/22	325	386
Delaware River & Bay Authority Delaware Revenue	5.000%	1/1/22	3,000	3,556
Delaware Transportation Authority Transportation System Revenue	5.000%	7/1/16	4,485	4,631
New Castle County DE GO	5.000%	10/1/21	7,575	9,128
New Castle County DE GO	5.000%	10/1/22	7,995	9,775
University of Delaware Revenue PUT	0.700%	5/1/16	8,750	8,756
				81,627
District of Columbia (0.4%)
District of Columbia Hospital Revenue (Children’s Hospital Obligated Group)	5.000%	7/15/20	1,000	1,152
District of Columbia Hospital Revenue (Children’s Hospital Obligated Group)	5.000%	7/15/22	1,700	2,007
District of Columbia Hospital Revenue (Children’s Hospital Obligated Group)	5.000%	7/15/23	1,350	1,598
1 District of Columbia Income Tax Revenue	0.310%	12/1/17	11,275	11,223
District of Columbia Income Tax Revenue	5.000%	12/1/18	5,500	6,206
District of Columbia Income Tax Revenue	5.000%	12/1/18	5,250	5,924
District of Columbia Income Tax Revenue	5.000%	12/1/19	1,500	1,736
2 District of Columbia Income Tax Revenue TOB VRDO	0.020%	11/6/15	7,425	7,425
District of Columbia Revenue (American College of Cardiology) VRDO	0.160%	11/6/15 LOC	39,200	39,200
1 District of Columbia Water & Sewer Authority Public Utility Revenue PUT	0.590%	6/1/16	6,000	6,005
2 District of Columbia Water & Sewer Authority Public Utility Revenue TOB VRDO	0.030%	11/6/15	3,980	3,980
				86,456
Florida (4.0%)
Alachua County FL Health Facilities Authority Revenue (Shands HealthCare Project)	5.000%	12/1/15	5,000	5,019
Boynton Beach FL Utility System Revenue	5.500%	11/1/18 (14)	3,125	3,469
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/20	500	570
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/21	1,000	1,155
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/22	1,000	1,161
Broward County FL Airport System Revenue	5.000%	10/1/16	700	730

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Broward County FL Airport System Revenue	5.000%	10/1/19	750	860
Broward County FL Airport System Revenue	5.000%	10/1/19	500	574
Broward County FL Airport System Revenue	5.000%	10/1/20	1,060	1,241
Broward County FL Airport System Revenue	5.000%	10/1/21	480	570
Broward County FL School Board COP	5.000%	7/1/18	4,400	4,867
Broward County FL School Board COP	5.000%	7/1/19	8,140	9,260
2 Broward County FL Water & Sewer Utility Revenue TOB VRDO	0.020%	11/6/15	5,665	5,665
Central Florida Expressway Authority BAN	1.625%	1/1/19	54,600	55,089
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/16	22,000	22,606
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/16	15,150	15,567
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	3/1/17 (ETM)	1,100	1,166
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.250%	6/1/17	19,000	20,347
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/18	6,000	6,601
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/22	25,000	29,339
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/17	35,445	37,817
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/18	36,770	40,451
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/19	19,150	21,611
Duval County FL School Board COP	5.000%	7/1/20	750	869
Duval County FL School Board COP	5.000%	7/1/21	1,020	1,198
Duval County FL School Board COP	5.000%	7/1/22	1,030	1,220
Escambia County FL Pollution Control Revenue (Gulf Power Co. Project) PUT	1.550%	6/15/16	3,000	3,022
Escambia County FL Pollution Control Revenue (Gulf Power Co. Project) PUT	2.100%	4/11/19	2,500	2,544
Florida Board of Education Lottery Revenue	5.000%	7/1/16	7,500	7,741
Florida Board of Education Lottery Revenue	5.000%	7/1/17	2,500	2,684
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/17	13,700	14,675
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/18	11,240	12,477
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/18	3,615	4,013
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/20	16,340	19,116
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/21	17,140	20,437
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/22	14,480	17,472
2 Florida Board of Education Public Education Capital Outlay GO TOB VRDO	0.020%	11/6/15	7,995	7,995
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/18	8,585	9,521
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/19	9,015	10,290
Florida Municipal Power Agency Revenue	5.000%	10/1/20	500	580
Florida Municipal Power Agency Revenue	5.000%	10/1/21	850	998
Florida Municipal Power Agency Revenue	5.000%	10/1/22	1,450	1,719
Florida Municipal Power Agency Revenue (St. Lucie Project)	5.000%	10/1/16	3,290	3,426
Florida Municipal Power Agency Revenue (Stanton II Project)	5.000%	10/1/19	2,800	3,208
Florida Turnpike Authority Revenue	5.000%	7/1/16	3,480	3,592
Florida Turnpike Authority Revenue	5.000%	7/1/19	10,000	11,410
Florida Turnpike Authority Revenue	5.000%	7/1/21	4,095	4,853
Florida Turnpike Authority Revenue	5.000%	7/1/22	8,595	10,310
Halifax Hospital Medical Center Florida Hospital Revenue	5.000%	6/1/19	825	920
Halifax Hospital Medical Center Florida Hospital Revenue	5.000%	6/1/20	765	865
Halifax Hospital Medical Center Florida Hospital Revenue	5.000%	6/1/21	1,195	1,367
Halifax Hospital Medical Center Florida Hospital Revenue	5.000%	6/1/22	1,000	1,153
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/16	2,000	2,095
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/19	3,000	3,451
Hillsborough County FL Aviation Authority Revenue (Tampa International Airport)	5.000%	10/1/16	2,505	2,606
Hillsborough County FL Community Investment Tax Revenue	5.000%	11/1/21	8,705	10,320
Hillsborough County FL School Board Sales Tax Revenue	5.000%	10/1/20 (4)	2,200	2,560
Hillsborough County FL School Board Sales Tax Revenue	5.000%	10/1/21 (4)	1,700	2,001
Hillsborough County FL School Board Sales Tax Revenue	5.000%	10/1/22 (4)	1,500	1,786
Hollywood FL Community Redevelopment Agency Tax Allocation Revenue	5.000%	3/1/20	1,570	1,781
Hollywood FL Community Redevelopment Agency Tax Allocation Revenue	5.000%	3/1/21	2,250	2,585
Hollywood FL Community Redevelopment Agency Tax Allocation Revenue	5.000%	3/1/22	2,865	3,310
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/16	4,675	4,877
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/16	1,500	1,565
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/17	1,000	1,084
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/20	1,600	1,871
Jacksonville FL Electric Authority Revenue (St. John’s River Power Park)	5.000%	10/1/16	15,000	15,648
Jacksonville FL Electric Authority Water & Sewer Revenue	5.000%	10/1/18	1,200	1,345
Jacksonville FL Electric Authority Water & Sewer Revenue VRDO	0.010%	11/6/15	30,000	30,000
Jacksonville FL Excise Taxes Revenue	5.000%	10/1/16	1,185	1,235
Kissimmee FL Utility Authority Electric System Revenue	5.250%	10/1/16 (4)	3,750	3,910
1 Lakeland FL Energy System Revenue	0.760%	10/1/17	10,000	10,025

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lee County FL School Board COP	5.000%	8/1/20	2,530	2,946
Lee County FL School Board COP	5.000%	8/1/21	2,005	2,366
Martin County FL Health Facilities Authority Revenue (Martin Memorial Medical Center)	5.000%	11/15/20	750	854
Martin County FL Health Facilities Authority Revenue (Martin Memorial Medical Center)	5.000%	11/15/21	1,220	1,394
Martin County FL Health Facilities Authority Revenue (Martin Memorial Medical Center)	5.000%	11/15/22	1,575	1,806
Martin County FL Health Facilities Authority Revenue (Martin Memorial Medical Center)	5.000%	11/15/23	500	573
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	4.000%	11/15/16	400	414
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	4.000%	11/15/17	325	344
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	4.000%	11/15/18	1,125	1,198
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	4.000%	11/15/18	385	415
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000%	11/15/19	1,650	1,857
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000%	11/15/20	400	457
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/18	2,000	2,216
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/19	1,900	2,166
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/20	2,525	2,942
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/20	1,500	1,748
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/21	1,000	1,183
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/21	2,250	2,646
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/22	625	743
Miami-Dade County FL Health Facilities Authority Hospital Revenue (Miami Children’s Hospital)	5.000%	8/1/19	1,000	1,118
Miami-Dade County FL Health Facilities Authority Hospital Revenue (Miami Children’s Hospital)	4.000%	8/1/20	2,180	2,380
Miami-Dade County FL Health Facilities Authority Hospital Revenue (Miami Children’s Hospital)	5.000%	8/1/21	1,300	1,495
Miami-Dade County FL Industrial Development Authority Revenue (Biscayne Properties LLC)	4.500%	6/1/21	840	885
Miami-Dade County FL Industrial Development Authority Revenue (Biscayne Properties LLC)	5.000%	6/1/22	985	1,063
Miami-Dade County FL School Board COP	5.000%	8/1/18	4,850	5,387
Miami-Dade County FL School Board COP PUT	5.000%	5/1/16	7,200	7,359
2 Miami-Dade County FL School Board COP TOB VRDO	0.020%	11/6/15 LOC	8,000	8,000
2 Miami-Dade County FL School Board COP TOB VRDO	0.110%	11/6/15 (12)	26,500	26,500
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/17	1,110	1,190
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/19 (4)	2,000	2,283
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/19	1,250	1,425
2 Miami-Dade County FL Water & Sewer Revenue TOB VRDO	0.050%	11/6/15 (4)	3,800	3,800
2 Miami-Dade County FL Water & Sewer Revenue TOB VRDO	0.160%	11/6/15 (4)	13,995	13,995
Orange County FL Health Facilities Authority Hospital Revenue (Orlando Health Inc.)	5.000%	10/1/16	1,250	1,300
Orange County FL Health Facilities Authority Hospital Revenue
(Orlando Regional Healthcare System)	6.250%	10/1/18 (14)	5,770	6,435
Orange County FL School Board COP	5.000%	8/1/16	700	725
Orange County FL School Board COP	5.000%	8/1/17	1,500	1,614
Orange County FL School Board COP	5.000%	8/1/18	1,400	1,559
Orange County FL School Board COP	5.000%	8/1/19	1,765	2,023
Orange County FL Tourist Development Revenue	5.000%	10/1/16	16,260	16,953
Orange County FL Tourist Development Revenue	5.000%	10/1/20	2,525	2,954
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/17	2,000	2,146
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/17	4,690	5,032
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/18	2,785	3,089
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/18	9,000	9,984
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/19	3,770	4,305
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/19	10,725	12,246
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/16	5,250	5,478
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/17	3,000	3,252
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/19	5,500	6,326
Palm Beach County FL Health Facilities Authority Hospital Revenue (BRRH Corp. Obligated Group)	4.000%	12/1/18	750	804
Palm Beach County FL Health Facilities Authority Hospital Revenue (BRRH Corp. Obligated Group)	4.000%	12/1/19	1,000	1,085
Palm Beach County FL Health Facilities Authority Hospital Revenue (BRRH Corp. Obligated Group)	5.000%	12/1/20	850	966
Palm Beach County FL Health Facilities Authority Hospital Revenue (BRRH Corp. Obligated Group)	5.000%	12/1/21	1,165	1,337
Palm Beach County FL Health Facilities Authority Revenue (Jupiter Medical Center Inc. Project)	4.000%	11/1/18	635	672
Palm Beach County FL Health Facilities Authority Revenue (Jupiter Medical Center Inc. Project)	5.000%	11/1/19	2,740	3,033
Palm Beach County FL Health Facilities Authority Revenue (Jupiter Medical Center Inc. Project)	5.000%	11/1/20	1,500	1,678
Palm Beach County FL Health Facilities Authority Revenue (Jupiter Medical Center Inc. Project)	5.000%	11/1/21	750	845
2 Palm Beach County FL School Board COP TOB VRDO	0.020%	11/6/15	11,440	11,440
2 Palm Beach County FL School Board COP TOB VRDO	0.050%	11/6/15	6,100	6,100
Reedy Creek FL Improvement District GO	5.000%	6/1/20	1,000	1,161
Reedy Creek FL Improvement District Utilities Revenue	5.000%	10/1/18	750	833
Sarasota County FL Infrastructure Sales Surtax Revenue	5.000%	10/1/21	1,500	1,787
Seacoast FL Utility Authority Water & Sewer Revenue	5.500%	3/1/19 (14)	3,595	4,119
Sunrise FL Utility System Revenue	5.200%	10/1/20 (Prere.)	7,255	8,372
Sunshine State Governmental Financing Commission Florida Revenue
(Miami Dade County Program)	5.000%	9/1/19	2,390	2,722
Sunshine State Governmental Financing Commission Florida Revenue
(Miami Dade County Program)	5.000%	9/1/19	2,360	2,688
Sunshine State Governmental Financing Commission Florida Revenue
(Miami Dade County Program)	5.000%	9/1/20	2,830	3,292

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sunshine State Governmental Financing Commission Florida Revenue
(Miami Dade County Program)	5.000%	9/1/20	1,185	1,378
Sunshine State Governmental Financing Commission Florida Revenue
(Miami Dade County Program)	5.000%	9/1/21	2,090	2,461
Sunshine State Governmental Financing Commission Florida Revenue
(Miami Dade County Program)	5.000%	9/1/21	1,500	1,766
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.000%	9/1/20	1,650	1,908
Tampa FL Health System Revenue (BayCare Health System)	5.000%	11/15/16	3,000	3,144
Tampa FL Hospital Revenue	4.000%	7/1/18	1,625	1,730
Tampa FL Hospital Revenue	5.000%	7/1/19	1,755	1,958
Tampa FL Hospital Revenue	4.000%	7/1/20	1,100	1,200
Tohopekaliga FL Water Authority Utility System Revenue	5.000%	10/1/16	4,515	4,711
Tohopekaliga FL Water Authority Utility System Revenue	5.000%	10/1/17	4,505	4,884
Tohopekaliga FL Water Authority Utility System Revenue	5.000%	10/1/19	1,165	1,338
Tohopekaliga FL Water Authority Utility System Revenue	5.000%	10/1/20	1,825	2,141
Volusia County FL Educational Facilities Authority Revenue
(Embry-Riddle Aeronautical University Inc.)	5.000%		755	892
Volusia County FL Educational Facilities Authority Revenue (Stetson University)	5.000%	6/1/19	1,300	1,469
Volusia County FL Educational Facilities Authority Revenue (Stetson University)	5.000%	6/1/21	1,485	1,731
				845,679
Georgia (2.8%)
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/18	2,520	2,753
Atlanta GA Airport Revenue	5.000%	1/1/18	8,500	9,285
Atlanta GA Airport Revenue	5.000%	1/1/18	500	546
Atlanta GA Airport Revenue	5.000%	1/1/19	1,675	1,888
Atlanta GA Airport Revenue	5.000%	1/1/20	1,205	1,393
Atlanta GA Airport Revenue	5.000%	1/1/21	750	879
Atlanta GA Water & Wastewater Revenue	5.000%	11/1/16	9,385	9,823
Atlanta GA Water & Wastewater Revenue	5.000%	11/1/21	2,000	2,385
Atlanta GA Water & Wastewater Revenue	5.000%	11/1/22	2,500	3,018
1 Atlanta GA Water & Wastewater Revenue PUT	1.626%	11/1/18	47,300	48,533
2 Atlanta GA Water & Wastewater Revenue TOB VRDO	0.110%	11/6/15	9,995	9,995
Bartow County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Bowen Project) PUT	2.700%	8/23/18	9,000	9,375
Bartow County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Bowen Project) VRDO	0.220%	11/6/15	25,000	25,000
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.550%	6/21/16	20,000	20,120
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.750%	6/1/17	13,000	13,178
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.750%	6/1/17	20,000	20,299
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.800%	4/3/18	5,250	5,334
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.300%	5/3/18	5,000	5,042
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	2.200%	4/2/19	3,500	3,594
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	2.200%	4/2/19	10,000	10,268
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	2.200%	4/2/19	7,500	7,701
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	2.200%	4/2/19	10,000	10,281
Carroll County GA School District GO	5.000%	4/1/18	5,075	5,589
Cherokee County GA Board of Education GO	5.000%	2/1/21	400	473
Cherokee County GA Board of Education GO	5.000%	2/1/22	1,000	1,196
Cherokee County GA Board of Education GO	5.000%	2/1/23	800	970
Cobb County GA Kennestone Hospital Authority Revenue	5.000%	4/1/17	1,250	1,326
Cobb County GA Kennestone Hospital Authority Revenue	5.000%	4/1/18	1,250	1,375
Cobb County GA Kennestone Hospital Authority Revenue	5.000%	4/1/18	1,000	1,097
Cobb County GA Kennestone Hospital Authority Revenue	5.000%	4/1/19	250	283
Cobb County GA Kennestone Hospital Authority Revenue	5.000%	4/1/20	350	405
Dalton GA Development Authority Revenue (Hamilton Health Care System)	4.000%	8/15/18	1,000	1,078
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/19	1,000	1,133
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/20	1,500	1,713
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/21	1,890	2,180
DeKalb County GA Water & Sewer Revenue	5.000%	10/1/18	1,000	1,115
DeKalb County GA Water & Sewer Revenue	5.000%	10/1/19	1,000	1,146
DeKalb County GA Water & Sewer Revenue	5.000%	10/1/19	1,300	1,490
DeKalb County GA Water & Sewer Revenue	5.000%	10/1/20	1,250	1,461

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Floyd County GA Development Authority Revenue
(Georgia Power Co. Plant Hammond Project) PUT	0.850%	11/19/15	2,500	2,501
2 Fulton County GA Development Authority Revenue
(Piedmont Healthcare Inc. Project) TOB VRDO	0.020%	11/6/15	11,415	11,415
1 Gainesville & Hall County GA Hospital Authority Revenue
(Northeast Georgia Health System Inc. Project) PUT	0.960%	2/18/20	17,575	17,407
Georgia GO	5.000%	7/1/16	5,000	5,160
Georgia GO	5.000%	7/1/16	9,500	9,805
Georgia GO	5.000%	7/1/16	20,000	20,642
Georgia GO	5.000%	10/1/16	1,910	1,993
Georgia GO	5.000%	7/1/17	2,840	3,053
Georgia GO	5.000%	7/1/17	13,695	14,721
Georgia GO	5.000%	7/1/18	2,340	2,606
Georgia GO	4.000%	11/1/18	11,000	12,054
Georgia GO	5.000%	12/1/18	7,800	8,801
Georgia GO	5.000%	9/1/20	10,100	11,927
Georgia Housing & Finance Authority Single Family Mortgage Revenue	4.000%	6/1/44	4,190	4,509
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/17	1,400	1,475
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/18	3,600	3,931
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/19	1,000	1,126
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/20	750	867
Georgia Road & Tollway Authority GAN	5.000%	6/1/20	25,760	29,386
Georgia Road & Tollway Authority Revenue	5.000%	10/1/16	6,000	6,261
Georgia Road & Tollway Authority Revenue	5.000%	10/1/18	18,240	20,463
Georgia Road & Tollway Authority Revenue (Federal Highway Grant)	5.000%	6/1/16	8,125	8,350
Glynn-Brunswick GA Memorial Hospital Authority Revenue
(Southeast Georgia Health System Obligated Group)	5.000%	8/1/21	2,500	2,902
Glynn-Brunswick GA Memorial Hospital Authority Revenue
(Southeast Georgia Health System Obligated Group)	5.000%	8/1/22	2,500	2,916
Gwinnett County GA School District GO	5.000%	2/1/19	1,500	1,700
Gwinnett County GA School District GO	5.000%	2/1/20	1,000	1,165
Gwinnett County GA Water & Sewer Authority Revenue	5.000%	8/1/17	1,675	1,807
Gwinnett County GA Water & Sewer Authority Revenue	5.000%	8/1/18	4,335	4,844
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/16	16,070	16,329
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/17	7,140	7,502
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/17	5,350	5,620
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/18	7,125	7,699
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/18	1,885	2,039
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/19	1,160	1,279
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/21	2,330	2,643
1 Metropolitan Atlanta GA Rapid Transportation Authority Georgia Sales Tax Revenue PUT	0.290%	7/1/17	18,000	17,933
1 Metropolitan Atlanta GA Rapid Transportation Authority Georgia Sales Tax Revenue PUT	0.310%	7/1/17	17,500	17,454
Monroe County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Scherer Project) PUT	2.000%	6/13/19	2,000	2,036
Municipal Electric Authority Georgia Revenue	5.000%	1/1/16	5,535	5,581
Municipal Electric Authority Georgia Revenue	5.000%	1/1/20	23,825	27,443
Municipal Electric Authority Georgia Revenue (Combined Cycle Project)	5.000%	11/1/17	1,500	1,628
Municipal Electric Authority Georgia Revenue (Combined Cycle Project)	5.000%	11/1/18	1,250	1,400
Municipal Electric Authority Georgia Revenue (General Resolution Projects)	5.750%	1/1/19	4,015	4,530
Municipal Electric Authority Georgia Revenue (Project One)	5.000%	1/1/17	8,165	8,597
Municipal Gas Authority Georgia Revenue (Gas Portfolio III Project)	5.000%	10/1/18	2,000	2,234
Municipal Gas Authority Georgia Revenue (Gas Portfolio III Project)	5.000%	10/1/19	1,500	1,722
Municipal Gas Authority Georgia Revenue (Gas Portfolio III Project)	5.000%	10/1/20	1,000	1,170
Municipal Gas Authority Georgia Revenue (Gas Portfolio III Project)	5.000%	10/1/21	1,500	1,779
Municipal Gas Authority Georgia Revenue (Gas Portfolio III Project)	5.000%	10/1/22	1,000	1,198
				596,323
Guam (0.0%)
Guam Government Business Privilege Tax Revenue	5.000%	11/15/20	750	859
Guam Government Business Privilege Tax Revenue	5.000%	11/15/21	1,125	1,295
Guam Government Business Privilege Tax Revenue	5.000%	11/15/22	1,500	1,730
Guam Government Waterworks Authority Water & Waste Water System Revenue	5.000%	7/1/20	1,000	1,130
Guam Government Waterworks Authority Water & Waste Water System Revenue	5.250%	7/1/20	600	686
Guam Government Waterworks Authority Water & Waste Water System Revenue	5.250%	7/1/21	1,390	1,604
Guam Power Authority Revenue	5.000%	10/1/18	475	525
Guam Power Authority Revenue	5.000%	10/1/20	520	596
				8,425
Hawaii (1.1%)
Hawaii GO	5.000%	6/1/16 (ETM)	3,115	3,201
Hawaii GO	5.000%	6/1/16	13,920	14,316
Hawaii GO	5.000%	12/1/18	17,250	19,430
Hawaii GO	5.000%	6/1/19	6,960	7,938

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hawaii GO	5.000%	6/1/19	2,370	2,703
Hawaii GO	5.000%	8/1/19	3,735	4,278
Hawaii GO	5.000%	8/1/19	3,500	4,009
Hawaii GO	5.000%	11/1/19	11,960	13,785
Hawaii GO	5.000%	11/1/19	40,725	46,938
Hawaii GO	5.000%	12/1/19	5,000	5,774
Hawaii GO	5.000%	8/1/20	10,985	12,876
Hawaii GO	5.000%	8/1/20	13,905	16,299
Hawaii GO	5.000%	8/1/21	12,610	15,040
Hawaii GO	5.000%	8/1/21	7,000	8,349
Hawaii GO	5.000%	8/1/22	6,000	7,242
Hawaii GO	5.000%	8/1/22	2,500	3,018
Hawaii GO	5.000%	10/1/22	9,000	10,898
Hawaii GO	5.000%	10/1/22	7,000	8,477
Hawaii Highway Revenue	5.500%	7/1/18	2,000	2,253
Hawaii Highway Revenue	5.000%	1/1/20	1,000	1,159
Honolulu HI City & County GO	5.000%	8/1/17	4,130	4,450
Honolulu HI City & County GO	5.000%	8/1/18	2,715	3,027
Honolulu HI City & County GO	5.000%	11/1/18	4,000	4,494
Honolulu HI City & County GO	5.000%	11/1/19	6,000	6,915
Honolulu HI City & County GO	5.000%	10/1/21	1,500	1,794
Honolulu HI City & County GO	5.000%	10/1/21	2,255	2,697
Honolulu HI City & County GO	5.000%	10/1/21	3,620	4,329
				235,689
Idaho (0.1%)
Idaho Health Facilities Authority Revenue (Trinity Health Group)	5.000%	12/1/20	5,000	5,883
Idaho Health Facilities Authority Revenue (Trinity Health Group)	5.000%	12/1/21	2,000	2,390
Idaho Health Facilities Authority Revenue (Trinity Health Group)	5.000%	12/1/22	2,000	2,421
Idaho Health Facilities Authority Revenue (Trinity Health Group)	5.000%	12/1/23	4,400	5,357
				16,051
Illinois (4.0%)
Chicago IL Board of Education GO	5.000%	12/1/16	2,500	2,506
Chicago IL Board of Education GO	5.000%	12/1/18 (12)	7,305	7,636
Chicago IL Board of Education GO	5.250%	12/1/18 (14)	4,970	5,231
Chicago IL Board of Education GO	5.000%	12/1/19 (2)	3,090	3,113
Chicago IL Board of Education GO	5.250%	12/1/19 (14)(3)	1,000	1,063
Chicago IL Board of Education GO	5.000%	12/1/20 (2)	2,000	2,010
Chicago IL Board of Education GO	5.250%	12/1/20 (14)(3)	1,250	1,335
1 Chicago IL Board of Education GO PUT	0.716%	6/2/16	23,950	23,563
1 Chicago IL Board of Education GO PUT	4.010%	3/1/17	10,000	9,944
Chicago IL GO	5.500%	1/1/16 (4)	6,070	6,103
Chicago IL GO	5.000%	1/1/19 (4)	4,645	4,676
Chicago IL Metropolitan Water Reclamation District GO	5.000%	12/1/18	5,000	5,612
Chicago IL Metropolitan Water Reclamation District GO	5.000%	12/1/21	4,470	5,293
Chicago IL Metropolitan Water Reclamation District GO	5.000%	12/1/21	5,105	6,045
Chicago IL Midway Airport Revenue	5.000%	1/1/20	2,075	2,376
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/17	750	788
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/17	7,500	7,879
Chicago IL O’Hare International Airport Revenue	5.250%	1/1/17 (14)	4,540	4,782
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/18	1,250	1,357
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/18	1,950	2,102
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/19	1,000	1,116
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/19	1,170	1,291
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/21	4,000	4,633
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/21	500	579
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/22	5,300	6,205
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/22	1,125	1,317
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/23	7,000	8,237
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/23	1,100	1,294
2 Chicago IL O’Hare International Airport Revenue TOB VRDO	0.160%	11/6/15 (4)	21,135	21,135
2 Chicago IL Transit Authority Sales Tax Receipts Revenue TOB VRDO	0.200%	11/6/15	24,520	24,520
Chicago IL Wastewater Transmission Revenue	5.000%	1/1/21	1,000	1,118
Chicago IL Wastewater Transmission Revenue	5.000%	1/1/22	2,000	2,240
Chicago IL Wastewater Transmission Revenue	5.000%	1/1/23	2,000	2,253
Chicago IL Water Revenue	5.000%	11/1/18	675	735
Cook County IL Forest Preservation District GO	5.000%	12/15/17	1,000	1,078
Cook County IL Forest Preservation District GO	5.000%	12/15/18	1,000	1,103
Cook County IL Forest Preservation District GO	5.000%	12/15/19	1,580	1,776
Cook County IL GO	5.000%	11/15/18	2,000	2,146
Cook County IL GO	5.000%	11/15/19	1,500	1,634
Cook County IL GO	5.000%	11/15/20	1,500	1,639

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Illinois Educational Facilities Authority Revenue (University of Chicago) PUT	1.550%	2/13/20	5,000	5,007
Illinois Finance Authority Gas Supply Revenue (Peoples Gas Light & Coke) PUT	1.875%	8/1/20	8,000	8,087
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	8/1/19	1,000	1,141
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	8/1/21	2,000	2,367
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	8/1/22	1,000	1,198
Illinois Finance Authority Revenue (Advocate Health Care Network) PUT	5.000%	5/1/19	26,795	30,311
Illinois Finance Authority Revenue (Advocate Health Care Network) PUT	5.000%	1/15/20	5,850	6,719
2 Illinois Finance Authority Revenue (Advocate Health Care Network) TOB VRDO	0.020%	11/6/15	14,840	14,840
Illinois Finance Authority Revenue (Ascension Health Credit Group) PUT	5.000%	5/1/17	3,275	3,488
Illinois Finance Authority Revenue (Carle Foundation)	5.000%	8/15/17	1,500	1,609
2 Illinois Finance Authority Revenue (Carle Foundation) TOB VRDO	0.130%	11/6/15 (12)	15,000	15,000
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/18	235	254
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/19	1,115	1,225
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/20	500	558
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/20	2,940	3,268
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/21	975	1,096
Illinois Finance Authority Revenue (Children’s Memorial Hospital)	5.250%	8/15/16	4,270	4,411
Illinois Finance Authority Revenue (Hospital Sister Services Inc.)	5.000%	8/15/18	4,000	4,440
Illinois Finance Authority Revenue (Hospital Sister Services Inc.)	5.000%	8/15/19	4,205	4,783
Illinois Finance Authority Revenue (Hospital Sister Services Inc.)	5.000%	8/15/20	4,210	4,854
Illinois Finance Authority Revenue (Northwestern Memorial Hospital) VRDO	0.010%	11/2/15	3,100	3,100
Illinois Finance Authority Revenue (Northwestern Memorial Hospital) VRDO	0.010%	11/6/15	38,535	38,535
Illinois Finance Authority Revenue (Northwestern Memorial Hospital) VRDO	0.010%	11/6/15	29,955	29,955
2 Illinois Finance Authority Revenue (Northwestern University) TOB VRDO	0.010%	11/2/15	2,100	2,100
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000%	11/15/20	2,560	2,938
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000%	11/15/21	1,100	1,275
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000%	5/15/22	1,925	2,222
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000%	11/15/22	1,535	1,783
Illinois Finance Authority Revenue (Palos Community Hospital)	5.000%	5/15/16	1,500	1,537
Illinois Finance Authority Revenue (Palos Community Hospital)	5.000%	5/15/17	2,500	2,661
Illinois Finance Authority Revenue (Rush University Medical Center)	5.000%	11/15/19	500	571
Illinois Finance Authority Revenue (Rush University Medical Center)	5.000%	11/15/20	1,000	1,161
Illinois Finance Authority Revenue (Rush University Medical Center)	5.000%	11/15/21	1,000	1,174
Illinois Finance Authority Revenue (Rush University Medical Center)	5.000%	11/15/22	1,000	1,183
Illinois Finance Authority Revenue (Silver Cross & Medical Centers)	5.000%	8/15/22	1,000	1,136
Illinois Finance Authority Revenue (Trinity Health Corp.)	3.000%	12/1/17	3,075	3,213
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/19	1,745	2,002
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/20	7,000	8,205
Illinois Finance Authority Solid Waste Disposal Revenue (Prairie Power Inc. Project) PUT	1.300%	5/8/17	2,395	2,405
Illinois GO	5.500%	8/1/17 (14)	1,425	1,514
Illinois GO	5.000%	4/1/18	2,500	2,660
Illinois GO	5.000%	5/1/18	8,000	8,521
Illinois GO	5.000%	8/1/18	22,000	23,503
Illinois GO	5.250%	1/1/19	8,060	8,726
Illinois GO	5.000%	2/1/19	875	942
Illinois GO	5.000%	8/1/19	26,625	28,870
Illinois GO	5.000%	2/1/20	3,000	3,271
Illinois GO	5.000%	3/1/20	10,115	11,038
Illinois GO	5.000%	4/1/20	2,000	2,184
Illinois GO	5.000%	5/1/20	24,500	26,780
Illinois GO	5.000%	7/1/20	12,500	13,684
Illinois GO	5.000%	8/1/20 (4)	6,500	7,212
Illinois GO	5.000%	1/1/21 (4)	8,425	9,191
Illinois GO	5.000%	2/1/21	4,100	4,489
Illinois GO	5.000%	4/1/21	8,500	9,313
Illinois GO	5.000%	5/1/21	17,000	18,632
Illinois Sales Tax Revenue	5.000%	6/15/16	10,000	10,293
Illinois Sales Tax Revenue	5.000%	6/15/19	14,220	16,108
Illinois Sales Tax Revenue	5.000%	6/15/20	15,050	17,392
Illinois Toll Highway Authority Revenue	5.000%	12/1/17	6,500	7,058
Illinois Toll Highway Authority Revenue	5.000%	12/1/18	7,000	7,836
Illinois Toll Highway Authority Revenue	5.000%	1/1/19	1,000	1,121
Illinois Toll Highway Authority Revenue	5.000%	12/1/19	20,100	23,089
Illinois Toll Highway Authority Revenue	5.000%	1/1/20	5,000	5,746
Illinois Toll Highway Authority Revenue	5.000%	12/1/20	20,000	23,383
Illinois Toll Highway Authority Revenue	5.000%	1/1/21	5,000	5,821
Illinois Toll Highway Authority Revenue	5.000%	12/1/21	15,000	17,739
2 Illinois Toll Highway Authority Revenue TOB VRDO	0.030%	11/6/15	10,435	10,435
Illinois Toll Highway Authority Revenue VRDO	0.020%	11/6/15	20,095	20,095
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	12/15/15	3,000	3,018
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/18	17,875	18,751
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	12/15/18	7,000	7,203

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lake County IL Community High School District No. 117 GO	0.000%	12/1/17 (14)	5,155	4,985
McHenry County IL Conservation District GO	5.000%	2/1/19	2,500	2,820
McHenry County IL Conservation District GO	5.000%	2/1/21	3,000	3,516
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	6/15/21 (14)	16,775	14,190
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	5.000%	12/15/22	2,500	2,630
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/16	10,000	10,259
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/17	9,580	10,182
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/18	1,875	2,052
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.250%	6/1/20	6,600	7,614
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	6.250%	6/1/24	2,100	2,171
Romeoville IL Revenue (Lewis University Project)	5.000%	10/1/21	615	700
Romeoville IL Revenue (Lewis University Project)	5.000%	10/1/23	645	740
				848,752
Indiana (1.0%)
Indiana Bond Bank Special Program Gas Revenue	5.250%	10/15/16	4,810	5,019
Indiana Bond Bank Special Program Gas Revenue	5.250%	10/15/19	50	57
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/15	2,515	2,515
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/15	3,570	3,570
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/16	3,000	3,138
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/21	2,380	2,626
Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/20	860	984
Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	3/1/18	10,445	11,474
Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	3/1/19	5,000	5,655
Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	12/1/20	1,000	1,176
Indiana Finance Authority Hospital Revenue (Parkview Health System)	5.000%	5/1/19	1,650	1,860
Indiana Finance Authority Lease Revenue	5.000%	2/1/18	4,500	4,941
Indiana Finance Authority Lease Revenue	5.000%	2/1/19	3,700	4,194
Indiana Finance Authority Lease Revenue	5.000%	2/1/20	3,500	4,071
Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/18	825	900
Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/19	1,000	1,117
Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/20	1,300	1,482
Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/23	750	862
Indiana Finance Authority Revenue (State Revolving Fund)	5.000%	2/1/17	7,625	8,064
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/18	1,000	1,113
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/19	335	384
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/20	375	438
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/20	840	981
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/21	1,680	1,988
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/21	380	450
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/22	1,000	1,196
Indiana Health & Educational Facility Financing Authority Revenue
(Ascension Health Credit Group) PUT	4.100%	11/3/16	10,000	10,369
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	5.000%	7/28/16 (Prere.)	65	67
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	5.000%	7/28/16	2,630	2,721
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	1.600%	2/1/17	7,000	7,084
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	4.000%	8/1/17	8,000	8,453
Indiana Municipal Power Agency Revenue	5.000%	1/1/18	1,500	1,634
Indiana University Student Fee Revenue	5.000%	8/1/17	1,000	1,078
Indiana University Student Fee Revenue	5.000%	6/1/18	1,000	1,110
Indiana University Student Fee Revenue	5.000%	8/1/18	4,000	4,465
Indiana University Student Fee Revenue	5.000%	6/1/19	1,500	1,713
Indiana University Student Fee Revenue	5.000%	6/1/21	3,500	4,173
Indiana University Student Fee Revenue	5.000%	6/1/22	3,000	3,624
Ivy IN Tech Community College Revenue	5.000%	7/1/19	850	968
Ivy IN Tech Community College Revenue	5.000%	7/1/20	500	581
Purdue University Indiana University Student Fee Revenue	4.500%	7/1/16	1,500	1,543
Purdue University Indiana University Student Fee Revenue	5.000%	7/1/16	1,300	1,342
Purdue University Indiana University Student Fee Revenue	5.000%	7/1/17	1,000	1,074
Richmond IN Hospital Authority Revenue (Reid Hospital & Health Care Services Inc.)	4.000%	1/1/17	1,890	1,964
Richmond IN Hospital Authority Revenue (Reid Hospital & Health Care Services Inc.)	5.000%	1/1/20	1,010	1,147
Richmond IN Hospital Authority Revenue (Reid Hospital & Health Care Services Inc.)	5.000%	1/1/22	1,275	1,479
Richmond IN Hospital Authority Revenue (Reid Hospital & Health Care Services Inc.)	5.000%	1/1/23	850	990
Rockport IN Pollution Control Revenue (Indiana Michigan Power Co. Project) PUT	1.750%	6/1/18	5,500	5,545
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	1/1/17	3,455	3,561
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	7/1/17	3,520	3,665
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	1/1/18	3,590	3,774

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	7/1/18	3,665	3,888
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	1/1/19	3,740	3,995
2 Tri-Creek Middle School Building Corp. Indiana Revenue TOB VRDO	0.020%	11/6/15	14,210	14,210
Whiting IN Environmental Facilities Revenue (BP Products North America Inc. Project)	5.000%	7/1/17	5,000	5,338
Whiting IN Environmental Facilities Revenue (BP Products North America Inc. Project) PUT	1.850%	10/1/19	30,000	30,289
2 Zionsville IN Community Schools Building Corp. Revenue TOB VRDO	0.150%	11/6/15 (4)LOC	5,360	5,360
				207,459
Iowa (0.4%)
Iowa Board of Regents Hospital Revenue (University of Iowa Hospitals & Clinics)	4.000%	9/1/19	5,675	6,285
Iowa Finance Authority Health Facilities Revenue (Iowa Health System)	5.000%	2/15/16 (12)	1,655	1,677
Iowa Finance Authority Healthcare Revenue (Genesis Health System)	5.000%	7/1/16	2,320	2,388
Iowa Finance Authority Healthcare Revenue (Genesis Health System)	5.000%	7/1/19	4,075	4,592
Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.000%	12/1/19	31,500	33,468
Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.500%	12/1/22	2,500	2,649
Iowa Finance Authority Revenue	5.000%	8/1/21	9,400	11,254
Iowa Finance Authority Revenue	5.000%	8/1/22	10,000	12,144
Iowa Higher Education Loan Authority Revenue Private College Facility (Grinnell College Project)	4.000%	12/1/17	1,300	1,392
Iowa Student Loan Liquidity Corp. Revenue	5.000%	12/1/15	5,620	5,641
				81,490
Kansas (0.4%)
1 Kansas Department of Transportation Highway Revenue	0.369%	9/1/17	4,000	4,007
1 Kansas Department of Transportation Highway Revenue	0.449%	9/1/18	3,500	3,504
1 Kansas Department of Transportation Highway Revenue	0.529%	9/1/19	3,000	2,997
Kansas Development Finance Authority Health Facilities Revenue
(Kansas University Health System)	5.000%	3/1/17	1,000	1,057
Kansas Development Finance Authority Health Facilities Revenue
(Kansas University Health System)	5.000%	3/1/18	1,035	1,130
Kansas Development Finance Authority Health Facilities Revenue
(Kansas University Health System)	5.000%	3/1/19	1,150	1,289
Kansas Development Finance Authority Revenue	5.000%	5/1/21	17,635	20,802
Kansas Development Finance Authority Revenue	5.000%	4/1/22	3,765	4,449
Kansas Development Finance Authority Revenue	5.000%	5/1/22	17,565	20,885
Kansas Development Finance Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/16	5,615	5,660
Kansas Development Finance Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/17	5,670	5,964
Kansas Development Finance Authority Revenue (Wichita State University Projects)	5.000%	6/1/18	2,420	2,671
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	5.000%	11/15/15 (ETM)	4,000	4,008
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	5.000%	11/15/17 (ETM)	1,130	1,230
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	5.000%	11/15/18 (ETM)	2,250	2,528
Wyandotte County/Kansas City KS Unified Government Utility System Revenue	5.000%	9/1/19	500	571
Wyandotte County/Kansas City KS Unified Government Utility System Revenue	5.000%	9/1/20	1,565	1,824
Wyandotte County/Kansas City KS Unified Government Utility System Revenue	5.000%	9/1/22	750	896
				85,472
Kentucky (0.8%)
1 Ashland KY Medical Center Revenue (King’s Daughters Medical Center Project) PUT	1.760%	2/1/17	11,435	11,449
Kentucky Asset/Liability Commission Agency Fund Revenue (Federal Highway Trust)	5.000%	9/1/18	2,500	2,773
1 Kentucky Economic Development Finance Authority Revenue (Catholic Health Initiatives) PUT	1.028%	2/1/20	25,000	25,064
Kentucky Municipal Power Agency Power System Revenue	5.000%	9/1/20 (14)	6,000	6,891
Kentucky Municipal Power Agency Power System Revenue	5.000%	9/1/21 (14)	6,025	6,988
Kentucky Municipal Power Agency Power System Revenue	5.000%	9/1/22 (14)	2,500	2,912
Kentucky Property & Building Commission Revenue	5.250%	10/1/16 (4)	6,100	6,374
Kentucky Property & Building Commission Revenue	5.000%	11/1/16	5,340	5,583
Kentucky Property & Building Commission Revenue	5.000%	8/1/21	15,840	18,550
Kentucky Property & Building Commission Revenue	5.000%	8/1/22	4,510	5,342
Kentucky Property & Building Commission Revenue	5.000%	8/1/22	15,060	17,838
Kentucky Public Transportation Infrastructure Authority Toll Revenue
(Downtown Crossing Project) BAN	5.000%	7/1/17	27,800	29,622
Kentucky Turnpike Authority Economic Development Road Revenue (Revitalization Project)	5.000%	7/1/18	2,500	2,773
Louisville & Jefferson County KY Metropolitan Government Environmental Facilities Revenue
(Louisville Gas & Electric Co. Project) PUT	1.150%	6/1/17	5,000	5,016
Louisville & Jefferson County KY Metropolitan Government Environmental Facilities Revenue
(Louisville Gas & Electric Co. Project) PUT	1.600%	6/1/17	9,500	9,603
Warren County KY Hospital Revenue
(Bowling Green-Warren County Community Hospital Corp. Project)	5.000%	8/1/16 (ETM)	990	1,025
Warren County KY Hospital Revenue
(Bowling Green-Warren County Community Hospital Corp. Project)	5.000%	4/1/18	1,100	1,195
				158,998
Louisiana (0.9%)
DeSoto Parish LA Pollution Control Revenue (Southwestern Electric Power Co. Project)	1.600%	1/1/19	13,500	13,544
1 East Baton Rouge Parish LA Sewer Commission Revenue PUT	0.635%	8/1/18	24,515	24,350
Ernest N. Morial - New Orleans LA Exhibition Hall Authority Special Tax Revenue	4.000%	7/15/18	1,040	1,122

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ernest N. Morial - New Orleans LA Exhibition Hall Authority Special Tax Revenue	5.000%	7/15/19	1,190	1,353
Lafayette LA Communications System Revenue	5.000%	11/1/20 (4)	1,000	1,157
Lafayette LA Communications System Revenue	5.000%	11/1/21 (4)	1,000	1,170
Lafayette LA Communications System Revenue	5.000%	11/1/22 (4)	2,000	2,350
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.000%	6/1/20	8,000	9,183
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.000%	6/1/21 (4)	5,000	5,824
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.000%	6/1/22 (4)	4,000	4,710
1 Louisiana Gasoline & Fuel Tax Revenue PUT	0.605%	5/1/17	44,500	44,567
1 Louisiana Gasoline & Fuel Tax Revenue PUT	0.605%	5/1/18	12,500	12,542
1 Louisiana Gasoline & Fuel Tax Revenue PUT	0.685%	5/1/18	5,000	5,000
Louisiana GO	5.000%	8/1/16	5,000	5,178
Louisiana GO	5.000%	5/1/22	10,320	12,271
Louisiana GO	5.000%	5/1/22	2,800	3,329
Louisiana Highway Improvement Revenue	5.000%	6/15/18	1,325	1,471
Louisiana Highway Improvement Revenue	5.000%	6/15/19	1,000	1,142
Louisiana Highway Improvement Revenue	5.000%	6/15/20	1,325	1,548
Louisiana Highway Improvement Revenue	5.000%	6/15/21	1,100	1,307
Louisiana Housing Finance Agency Single Family Mortgage Revenue (Home Ownership Program)	5.850%	6/1/38	1,190	1,245
Louisiana Offshore Terminal Authority Deep Water Port Revenue (LOOP LLC Project) PUT	2.200%	10/1/17	4,125	4,194
Louisiana Public Facilities Authority Revenue (Entergy Gulf States Project)	2.875%	11/1/15	2,250	2,250
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	4.000%	5/15/20	310	337
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.000%	5/15/21	450	515
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.000%	5/15/22	350	402
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/18	1,050	1,160
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/19	1,250	1,419
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/20	1,100	1,277
New Orleans LA GO	5.000%	12/1/18	4,065	4,519
New Orleans LA Sewage Service Revenue	5.000%	6/1/18	500	549
New Orleans LA Sewage Service Revenue	5.000%	6/1/19	500	564
New Orleans LA Sewage Service Revenue	5.000%	6/1/22	1,595	1,866
New Orleans LA Water Revenue	5.000%	12/1/20	400	462
New Orleans LA Water Revenue	5.000%	12/1/22	1,500	1,764
St. Charles Parish LA Gulf Opportunity Zone Revenue (Valero Energy Corp.) PUT	4.000%	6/1/22	9,220	9,802
Tobacco Settlement Financing Corp. Louisiana Revenue	5.000%	5/15/19	2,500	2,780
Tobacco Settlement Financing Corp. Louisiana Revenue	5.000%	5/15/20	8,375	9,455
Tobacco Settlement Financing Corp. Louisiana Revenue	5.000%	5/15/22	1,000	1,161
				198,839
Maine (0.0%)
Maine Municipal Bond Bank Infrastructure Revenue (TransCap Project)	5.000%	9/1/16	4,225	4,391

Maryland (3.0%)
Anne Arundel County MD GO	5.000%	4/1/19	2,640	3,004
Anne Arundel County MD GO	5.000%	4/1/19	6,960	7,919
Baltimore County MD GO	5.000%	2/1/18	2,900	3,183
Baltimore County MD GO	5.000%	2/1/18	9,000	9,879
Baltimore County MD GO	5.000%	2/1/20	2,100	2,444
Baltimore County MD GO	5.000%	10/15/21	10,400	12,444
Baltimore County MD GO	5.000%	8/1/25	3,000	3,574
Baltimore MD Consolidated Public Improvement GO	5.000%	10/15/17	500	543
Baltimore MD Consolidated Public Improvement GO	5.000%	10/15/18	2,280	2,561
Howard County MD GO	5.000%	2/15/17	3,450	3,655
Howard County MD GO	5.000%	2/15/18	3,895	4,281
Howard County MD GO	5.000%	2/15/19	3,830	4,344
Howard County MD GO	5.000%	8/15/19	5,000	5,752
Howard County MD GO	5.000%	2/15/20	4,475	5,214
Maryland Department of Transportation Revenue	5.000%	5/1/18	3,250	3,594
Maryland Department of Transportation Revenue	5.000%	5/1/19	14,000	15,946
Maryland Department of Transportation Revenue	5.000%	12/1/20	15,495	18,330
Maryland Department of Transportation Revenue	5.000%	2/15/22	38,965	46,916
Maryland Economic Development Corp. Revenue (Constellation Energy Group, Inc. Project) PUT	2.550%	6/1/20	8,900	8,913
Maryland GO	5.000%	3/1/16	10,000	10,164
Maryland GO	5.000%	11/1/16	15,350	16,074
Maryland GO	5.000%	8/1/17	8,495	9,160
Maryland GO	5.000%	8/1/17	5,000	5,391
Maryland GO	5.000%	8/1/17	5,070	5,467
Maryland GO	5.000%	8/1/17	26,445	28,516
Maryland GO	5.000%	8/15/17 (Prere.)	2,795	3,015
Maryland GO	5.000%	3/1/18	1,150	1,266
Maryland GO	5.250%	3/1/18	2,400	2,656
Maryland GO	5.000%	8/1/18	28,795	32,142
Maryland GO	5.000%	8/1/18	24,160	26,968

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Maryland GO	5.000%	11/1/18	2,525	2,841
3 Maryland GO	5.000%	8/1/19 (Prere.)	28,995	33,194
Maryland GO	5.000%	11/1/19	4,265	4,934
Maryland GO	4.500%	8/1/20	4,215	4,867
3 Maryland GO	5.000%	3/1/21 (Prere.)	3,745	4,444
Maryland GO	4.000%	8/1/21	20,000	22,821
Maryland GO	5.000%	8/1/21	30,000	35,992
Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	4.000%	7/1/18	835	898
Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	4.000%	7/1/19	850	929
Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	5.000%	7/1/20	1,000	1,148
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	1.279%	11/15/16	2,000	2,013
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	0.959%	11/15/17	5,930	5,969
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	0.959%	11/15/17	19,645	19,774
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	0.709%	5/15/18	5,100	5,101
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	0.729%	5/15/18	9,500	9,506
Maryland Health & Higher Educational Facilities Authority Revenue (Loyola University)	5.000%	10/1/18	1,095	1,223
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health)	5.000%	8/15/17	1,500	1,615
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health)	5.000%	8/15/18	1,400	1,555
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health)	5.000%	8/15/19	1,400	1,596
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/20	2,170	2,524
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/21	1,785	2,103
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/22	4,600	5,469
Maryland Health & Higher Educational Facilities Authority Revenue (Meritus Medical Center, Inc.)	4.000%	7/1/20	1,000	1,085
Maryland Health & Higher Educational Facilities Authority Revenue (Meritus Medical Center, Inc.)	5.000%	7/1/21	650	742
Maryland Health & Higher Educational Facilities Authority Revenue (Meritus Medical Center, Inc.)	5.000%	7/1/22	500	574
Maryland Health & Higher Educational Facilities Authority Revenue (Meritus Medical Center, Inc.)	5.000%	7/1/23	1,220	1,398
Maryland Health & Higher Educational Facilities Authority Revenue
(Peninsula Regional Medical Center)	5.000%	7/1/21	2,220	2,620
Maryland Health & Higher Educational Facilities Authority Revenue
(Western Maryland Health System)	5.000%	7/1/19	2,500	2,799
Maryland Health & Higher Educational Facilities Authority Revenue
(Western Maryland Health System)	5.000%	7/1/20	3,150	3,592
Maryland Health & Higher Educational Facilities Authority Revenue
(Western Maryland Health System)	5.000%	7/1/21	7,045	8,136
Maryland Health & Higher Educational Facilities Authority Revenue
(Western Maryland Health System)	5.000%	7/1/22	5,000	5,818
Montgomery County MD GO	5.000%	11/1/16	4,730	4,953
Montgomery County MD GO	5.000%	8/1/17	12,100	13,047
Montgomery County MD GO	5.000%	11/1/17	4,800	5,224
Montgomery County MD GO	5.000%	7/1/18	3,400	3,785
Montgomery County MD GO	5.000%	7/1/18	32,050	35,679
Montgomery County MD GO	5.000%	8/1/18	2,000	2,232
Montgomery County MD GO	5.000%	11/1/19	2,840	3,286
Montgomery County MD GO	5.000%	11/1/21	22,680	27,326
Washington Suburban Sanitation District Maryland GO	4.000%	6/1/16	2,630	2,689
Washington Suburban Sanitation District Maryland GO	5.000%	6/1/17	4,000	4,286
Washington Suburban Sanitation District Maryland GO	5.000%	6/1/18	2,735	3,036
Washington Suburban Sanitation District Maryland GO	5.000%	6/1/20	5,000	5,866
Washington Suburban Sanitation District Maryland GO	5.000%	6/1/21	4,695	5,616
Westminster MD Revenue (Lutheran Village at Miller’s Grant)	3.875%	7/1/19	1,060	1,076
Westminster MD Revenue (Lutheran Village at Miller’s Grant)	4.375%	7/1/21	5,675	5,784
				624,480
Massachusetts (4.3%)
Massachusetts Bay Transportation Authority Assessment Revenue	5.000%	7/1/18	1,250	1,393
Massachusetts Bay Transportation Authority Sales Tax Revenue	5.000%	7/1/18 (Prere.)	10,000	11,104
2 Massachusetts Bay Transportation Authority Sales Tax Revenue TOB VRDO	0.110%	11/6/15	19,883	19,883
Massachusetts College Building Authority Revenue	5.000%	5/1/20	3,000	3,497
Massachusetts College Building Authority Revenue	5.000%	5/1/21	5,495	6,523
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/23	7,000	8,057
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/18	1,245	1,364
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/19	1,215	1,361
Massachusetts Development Finance Agency Revenue (Boston Medical Center)	5.000%	7/1/16 (ETM)	800	825
Massachusetts Development Finance Agency Revenue (Boston Medical Center)	5.000%	7/1/16	800	819
Massachusetts Development Finance Agency Revenue (Boston Medical Center)	5.000%	7/1/17 (ETM)	1,025	1,101
Massachusetts Development Finance Agency Revenue (Boston Medical Center)	5.000%	7/1/17	1,035	1,091
Massachusetts Development Finance Agency Revenue (Boston Medical Center)	5.000%	7/1/18 (ETM)	435	482

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency Revenue (Boston Medical Center)	5.000%	7/1/18	440	474
1 Massachusetts Development Finance Agency Revenue (Boston University) PUT	0.560%	9/30/16	11,000	11,007
2 Massachusetts Development Finance Agency Revenue (Boston University) TOB VRDO	0.150%	11/6/15 LOC	11,630	11,630
Massachusetts Development Finance Agency Revenue (CareGroup Inc.)	5.000%	7/1/20	5,000	5,713
Massachusetts Development Finance Agency Revenue (CareGroup Inc.)	5.000%	7/1/21	3,270	3,780
Massachusetts Development Finance Agency Revenue (CareGroup Inc.)	5.000%	7/1/22	3,385	3,944
Massachusetts Development Finance Agency Revenue (CareGroup Inc.)	5.000%	7/1/23	6,000	7,007
Massachusetts Development Finance Agency Revenue (Dominion Energy Brayton Project) PUT	2.250%	9/1/16 (Prere.)	42,730	43,389
Massachusetts Development Finance Agency Revenue (Emerson College)	5.000%	1/1/19	1,540	1,705
Massachusetts Development Finance Agency Revenue (Emerson College)	5.000%	1/1/20	1,030	1,163
Massachusetts Development Finance Agency Revenue (Emerson College)	5.000%	1/1/21	1,180	1,349
Massachusetts Development Finance Agency Revenue (Emerson College)	5.000%	1/1/22	1,165	1,342
Massachusetts Development Finance Agency Revenue (Emerson College)	5.000%	1/1/23	1,835	2,084
Massachusetts Development Finance Agency Revenue (Partners Healthcare)	5.000%	7/1/20	800	935
Massachusetts Development Finance Agency Revenue (Partners Healthcare)	5.000%	7/1/20	290	296
Massachusetts Development Finance Agency Revenue (Partners Healthcare)	5.000%	7/1/21	145	148
Massachusetts Development Finance Agency Revenue (Partners Healthcare)	5.000%	7/1/22	225	229
Massachusetts Development Finance Agency Revenue (Partners Healthcare) PUT	5.000%	1/14/16	6,000	6,059
1 Massachusetts Development Finance Agency Revenue (Partners Healthcare) PUT	0.560%	1/30/18	8,865	8,852
1 Massachusetts Development Finance Agency Revenue (Partners Healthcare) PUT	0.490%	1/29/20	5,500	5,366
Massachusetts Development Finance Agency Revenue (Seven Hills Foundation Obligated Group)	5.000%	9/1/17	1,000	1,049
Massachusetts Development Finance Agency Revenue (Seven Hills Foundation Obligated Group)	5.000%	9/1/18	1,025	1,095
Massachusetts Development Finance Agency Revenue (Seven Hills Foundation Obligated Group)	5.000%	9/1/19	1,080	1,168
Massachusetts Development Finance Agency Revenue (Seven Hills Foundation Obligated Group)	5.000%	9/1/20	1,105	1,199
Massachusetts Development Finance Agency Revenue (Seven Hills Foundation Obligated Group)	5.000%	9/1/21	1,095	1,194
Massachusetts Development Finance Agency Revenue (Seven Hills Foundation Obligated Group)	5.000%	9/1/22	1,165	1,271
Massachusetts Development Finance Agency Revenue (UMass Memorial Medical Center)	5.000%	7/1/16	2,475	2,532
Massachusetts Development Finance Agency Revenue (UMass Memorial Medical Center)	5.000%	7/1/17	2,265	2,377
Massachusetts Development Finance Agency Revenue (UMass Memorial Medical Center)	5.000%	7/1/19	2,000	2,185
Massachusetts Development Finance Agency Revenue (UMass Memorial Medical Center)	5.000%	7/1/21	3,200	3,568
1 Massachusetts Development Finance Agency Revenue (Williams College) PUT	0.290%	7/1/17	14,860	14,853
Massachusetts Educational Financing Authority Education Loan Revenue	5.500%	1/1/22	1,000	1,132
Massachusetts Federal Highway GAN (Accelerated Bridge Program)	5.000%	6/15/20	5,000	5,867
1 Massachusetts GO	0.490%	2/1/16	15,645	15,648
Massachusetts GO	5.000%	10/1/16	6,800	7,097
1 Massachusetts GO	0.350%	1/1/17	11,750	11,734
1 Massachusetts GO	0.130%	2/1/17	69,460	69,104
1 Massachusetts GO	0.370%	2/1/17	7,500	7,490
Massachusetts GO	5.000%	10/1/17	27,000	29,272
Massachusetts GO	5.500%	11/1/17	2,100	2,305
Massachusetts GO	5.500%	12/1/17 (14)	3,255	3,585
1 Massachusetts GO	0.440%	1/1/18	10,000	9,953
Massachusetts GO	5.250%	8/1/18 (4)	5,060	5,675
Massachusetts GO	5.500%	8/1/18 (14)	2,000	2,257
Massachusetts GO	5.000%	10/1/18	30,000	33,638
Massachusetts GO	5.500%	10/1/18 (4)	10,200	11,584
Massachusetts GO	5.500%	10/1/18	4,955	5,627
Massachusetts GO	5.000%	12/1/18	30,000	33,830
Massachusetts GO	5.500%	12/1/19 (14)	9,160	10,781
Massachusetts GO	5.000%	4/1/20	45,000	52,391
Massachusetts GO	5.000%	8/1/20	33,155	38,944
Massachusetts GO	5.000%	8/1/21	40,500	48,465
Massachusetts GO	5.000%	7/1/22	3,235	3,912
Massachusetts GO	5.000%	11/1/23	10,000	12,154
Massachusetts GO	5.000%	6/1/24	10,000	11,546
Massachusetts GO	5.000%	10/1/24	7,860	9,406
Massachusetts GO	5.000%	7/1/25	14,955	17,929
1 Massachusetts GO PUT	0.310%	8/1/17	20,000	19,946
Massachusetts Health & Educational Facilities Authority Revenue (Amherst College) PUT	1.700%	11/1/16	5,675	5,739
Massachusetts Health & Educational Facilities Authority Revenue (Amherst College) PUT	0.800%	12/1/17	2,000	2,003
Massachusetts Health & Educational Facilities Authority Revenue (Lahey Clinic Medical Center)	5.000%	8/15/19 (14)	500	501
Massachusetts Health & Educational Facilities Authority Revenue (Milford Regional Medical Center)	5.000%	7/15/22	500	520
Massachusetts Health & Educational Facilities Authority Revenue (Museum of Fine Arts) VRDO	0.010%	11/2/15	10,745	10,745
Massachusetts Health & Educational Facilities Authority Revenue (Northeastern University)	5.000%	10/1/17	5,000	5,404
Massachusetts Health & Educational Facilities Authority Revenue (Partners Healthcare System)	5.000%	7/1/16	2,000	2,063
Massachusetts Health & Educational Facilities Authority Revenue
(UMass Memorial Medical Center)	5.000%	7/1/20	960	1,063
Massachusetts Health & Educational Facilities Authority Revenue
(UMass Memorial Medical Center)	5.000%	7/1/21	1,415	1,571
Massachusetts Housing Finance Agency Single Family Housing Revenue	4.000%	6/1/45	5,635	6,116
Massachusetts Municipal Wholesale Electric Co. Power System Revenue	5.000%	7/1/17	9,560	10,256

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Port Authority Revenue	5.500%	7/1/16 (4)	6,000	6,209
Massachusetts Port Authority Revenue	5.000%	7/1/17 (4)	6,600	7,079
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	5/15/19	2,250	2,567
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/19	15,000	17,222
Massachusetts Transportation Fund Revenue (Accelerated Bridge Program)	5.000%	6/1/19	11,460	13,091
Massachusetts Transportation Fund Revenue (Accelerated Bridge Program)	5.000%	6/1/21	5,000	5,960
Massachusetts Transportation Fund Revenue (Accelerated Bridge Program)	5.000%	6/1/22	2,850	3,377
Massachusetts Turnpike Authority Revenue (Metropolitan Highway System)	0.000%	1/1/18 (14)	10,000	9,790
Massachusetts Turnpike Authority Revenue (Metropolitan Highway System)	0.000%	1/1/20 (14)	17,000	16,039
Massachusetts Water Pollution Abatement Trust Revenue	5.000%	8/1/17	1,500	1,617
Massachusetts Water Pollution Abatement Trust Revenue	5.000%	8/1/18	1,810	1,874
Massachusetts Water Pollution Abatement Trust Revenue	5.000%	8/1/18	3,000	3,350
Massachusetts Water Pollution Abatement Trust Revenue	5.250%	8/1/18	1,000	1,123
Massachusetts Water Pollution Abatement Trust Revenue	5.250%	8/1/18	2,065	2,320
Massachusetts Water Pollution Abatement Trust Revenue	5.000%	8/1/19	4,500	5,175
Massachusetts Water Pollution Abatement Trust Revenue	5.000%	8/1/20	16,000	18,860
Massachusetts Water Pollution Abatement Trust Revenue	5.000%	8/1/21	4,580	5,500
Massachusetts Water Resources Authority Revenue	5.000%	8/1/20	5,510	6,337
Massachusetts Water Resources Authority Revenue	5.000%	8/1/21	3,900	4,663
2 Massachusetts Water Resources Authority Revenue TOB VRDO	0.130%	11/6/15 (4)LOC	27,205	27,205
University of Massachusetts Building Authority Revenue	5.000%	11/1/16	7,555	7,909
University of Massachusetts Building Authority Revenue	5.000%	11/1/20	1,250	1,472
				902,455
Michigan (2.5%)
Coopersville MI Area Public Schools GO	5.000%	5/1/20	1,235	1,425
Coopersville MI Area Public Schools GO	5.000%	5/1/21	2,325	2,722
Coopersville MI Area Public Schools GO	5.000%	5/1/22	1,900	2,248
Detroit MI Water Supply System Revenue	5.000%	7/1/20	1,755	1,970
East Lansing MI School District GO	5.000%	5/1/20	600	692
East Lansing MI School District GO	5.000%	5/1/22	2,095	2,478
Kent Hospital Finance Authority Michigan Revenue (Spectrum Health System) PUT	5.000%	11/15/16	1,050	1,099
Kent Hospital Finance Authority Michigan Revenue (Spectrum Health System) PUT	5.000%	11/15/17	1,500	1,627
L’Anse Creuse MI Public Schools GO	5.000%	5/1/18	720	790
L’Anse Creuse MI Public Schools GO	5.000%	5/1/19	1,030	1,164
L’Anse Creuse MI Public Schools GO	5.000%	5/1/20	1,670	1,927
L’Anse Creuse MI Public Schools GO	5.000%	5/1/21	250	293
Livonia MI Public Schools School District GO	5.000%	5/1/19 (15)	1,000	1,132
Livonia MI Public Schools School District GO	5.000%	5/1/20 (15)	3,365	3,889
Livonia MI Public Schools School District GO	5.000%	5/1/21 (15)	2,000	2,339
Michigan Building Authority Revenue	5.000%	10/15/16	2,750	2,872
Michigan Building Authority Revenue	5.000%	10/15/17	1,250	1,354
Michigan Building Authority Revenue	5.000%	4/15/20	7,000	8,107
Michigan Building Authority Revenue	5.000%	4/15/22	4,350	5,175
Michigan Finance Authority Revenue	5.000%	10/1/19	850	962
Michigan Finance Authority Revenue	5.000%	10/1/20	1,200	1,353
Michigan Finance Authority Revenue	5.000%	4/15/21	6,240	7,332
Michigan Finance Authority Revenue	5.000%	10/1/21	1,275	1,460
Michigan Finance Authority Revenue	5.000%	10/1/22	525	608
Michigan Finance Authority Revenue (Beaumont Health Obligated Group)	4.000%	8/1/17	1,000	1,055
Michigan Finance Authority Revenue (Beaumont Health Obligated Group)	4.000%	8/1/20	1,250	1,386
Michigan Finance Authority Revenue (Beaumont Health Obligated Group)	5.000%	8/1/21	3,500	4,078
Michigan Finance Authority Revenue (Beaumont Health Obligated Group)	5.000%	8/1/22	2,500	2,936
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/16	4,000	4,108
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/16	885	907
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/16	5,115	5,253
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/17	1,100	1,161
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/17 (14)	5,000	5,321
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/17	5,000	5,300
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/17	500	528
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/18	1,000	1,081
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/18 (14)	6,000	6,557
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/18 (14)	5,500	6,011
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/18	1,150	1,243
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/19 (14)	2,000	2,231
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/19 (14)	2,855	3,184
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/19 (14)	3,500	3,904
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/19 (14)	1,310	1,461
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/20 (14)	3,000	3,393
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/20 (14)	8,000	9,048
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/20 (4)	8,500	9,674
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/20 (14)	1,890	2,138

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/21 (4)	10,000	11,470
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/21 (14)	3,000	3,423
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/21 (4)	16,260	18,651
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/17	1,000	1,067
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/18	805	890
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/19	1,000	1,136
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/20	600	696
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/21	600	707
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/22	800	949
Michigan Finance Authority Revenue (MidMichigan Obligated Group)	4.000%	6/1/20	600	662
Michigan Finance Authority Revenue (MidMichigan Obligated Group)	5.000%	6/1/21	750	872
Michigan Finance Authority Revenue (MidMichigan Obligated Group)	5.000%	6/1/22	1,000	1,172
Michigan Finance Authority Revenue (Sparrow Obligated Group)	4.000%	11/15/17	500	530
Michigan Finance Authority Revenue (Sparrow Obligated Group)	4.000%	11/15/18	500	541
Michigan Finance Authority Revenue (Sparrow Obligated Group)	4.000%	11/15/19	1,000	1,096
Michigan Finance Authority Revenue (Sparrow Obligated Group)	4.000%	11/15/19	600	660
Michigan Finance Authority Revenue (Sparrow Obligated Group)	4.000%	11/15/20	2,000	2,209
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000%	11/15/21	1,600	1,860
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000%	11/15/22	1,500	1,756
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	4.000%	10/1/17	1,150	1,226
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/18	500	562
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/19	1,500	1,731
Michigan Finance Authority Revenue (Trinity Health Credit Group)	5.000%	12/1/20	9,235	10,806
Michigan Finance Authority Revenue (Trinity Health Credit Group)	5.000%	12/1/21	5,000	5,939
Michigan Finance Authority Revenue (Trinity Health Credit Group)	5.000%	12/1/22	5,500	6,598
Michigan Finance Authority Revenue (Trinity Health Credit Group)	5.000%	12/1/23	6,000	7,255
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	1/1/17	1,225	1,291
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/18	50,500	56,261
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/19	20,000	22,930
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/22	11,350	11,709
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group)	5.000%	11/15/17	5,000	5,429
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group)	5.000%	11/15/23	7,330	8,302
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) PUT	1.500%	3/1/17	12,845	12,987
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) PUT	1.400%	6/29/18	11,750	11,892
Michigan Hospital Finance Authority Revenue (Henry Ford Health System)	5.500%	11/15/15	2,000	2,004
Michigan Hospital Finance Authority Revenue (Henry Ford Health System)	5.000%	11/15/16	6,140	6,368
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	5.000%	6/1/18	6,375	7,046
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	5.000%	6/1/19	3,350	3,801
Michigan Hospital Finance Authority Revenue (Trinity Health)	5.000%	12/1/15	1,000	1,004
Michigan Hospital Finance Authority Revenue (Trinity Health) PUT	6.000%	12/1/17	5,000	5,538
Michigan Municipal Bond Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/18	400	449
Michigan State University Revenue	5.000%	2/15/17	6,135	6,493
Michigan Strategic Fund Limited Obligation Revenue (Detroit Edison Co. Project) PUT	5.500%	8/1/16	7,425	7,661
Michigan Strategic Fund Limited Obligation Revenue (Detroit Edison Co. Project) PUT	2.125%	9/1/16	20,000	20,185
Michigan Strategic Fund Limited Obligation Revenue
(Facility for Rare Isotope Beams Project at Michigan State University)	4.000%	3/1/17	250	262
Michigan Strategic Fund Limited Obligation Revenue
(Facility for Rare Isotope Beams Project at Michigan State University)	4.000%	3/1/18	500	537
Michigan Strategic Fund Limited Obligation Revenue
(Facility for Rare Isotope Beams Project at Michigan State University)	5.000%	3/1/19	1,000	1,129
Michigan Strategic Fund Limited Obligation Revenue
(Facility for Rare Isotope Beams Project at Michigan State University)	5.000%	3/1/20	800	925
Michigan Strategic Fund Limited Obligation Revenue
(Facility for Rare Isotope Beams Project at Michigan State University)	5.000%	3/1/21	600	704
Royal Oak MI City School District GO	5.000%	5/1/20	1,250	1,449
Royal Oak MI City School District GO	5.000%	5/1/21	600	705
Royal Oak MI Hospital Finance Authority Hospital Revenue (William Beaumont Hospital)	5.250%	8/1/16 (ETM)	5,000	5,184
Royal Oak MI Hospital Finance Authority Hospital Revenue (William Beaumont Hospital)	5.000%	9/1/17	1,400	1,507
Royal Oak MI Hospital Finance Authority Hospital Revenue (William Beaumont Hospital)	5.000%	9/1/19	1,500	1,703
Royal Oak MI Hospital Finance Authority Hospital Revenue (William Beaumont Hospital)	5.000%	9/1/20	1,200	1,383
Saginaw MI Hospital Finance Authority Hospital Revenue (Covenant Medical Center Inc.)	5.000%	7/1/16	2,385	2,443
Saginaw MI Hospital Finance Authority Hospital Revenue (Covenant Medical Center Inc.)	5.000%	7/1/17	2,880	3,037
1 Saline MI Area Schools GO PUT	0.560%	11/2/15	8,710	8,710
University of Michigan Revenue	4.000%	4/1/16	10,650	10,824
University of Michigan Revenue	4.000%	4/1/17	11,385	11,962
1 University of Michigan Revenue PUT	0.410%	4/1/16	10,000	10,000
1 University of Michigan Revenue PUT	0.440%	4/2/18	22,000	21,830
University of Michigan Revenue VRDO	0.010%	11/6/15	15,000	15,000
Walled Lake MI Consolidate School District GO	5.000%	5/1/22	3,135	3,709
Western MI University Revenue	5.000%	11/15/21	1,000	1,179
				516,972

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Minnesota (0.8%)
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000%	11/15/15	1,700	1,704
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000%	11/15/16	1,900	1,991
Minneapolis & St. Paul MN Metropolitan Airports Commission Revenue	5.000%	1/1/21	350	411
Minneapolis & St. Paul MN Metropolitan Airports Commission Revenue	5.000%	1/1/22	1,000	1,192
Minneapolis MN Health Care System Revenue (Fairview Health Services)	5.000%	11/15/21	550	639
Minneapolis MN Health Care System Revenue (Fairview Health Services)	5.000%	11/15/22	200	234
Minneapolis MN Special School District No. 1 COP	5.000%	2/1/19	6,830	7,714
Minneapolis MN Special School District No. 1 COP	5.000%	2/1/21	7,225	8,518
Minnesota 911 Revenue	5.000%	6/1/18	2,320	2,570
Minnesota General Fund Revenue	5.000%	3/1/19	6,410	7,263
Minnesota GO	5.000%	12/1/15	8,145	8,179
Minnesota GO	5.000%	10/1/16 (ETM)	50	52
Minnesota GO	5.000%	10/1/16	4,950	5,165
Minnesota GO	5.000%	12/1/16	8,150	8,564
Minnesota GO	5.000%	10/1/17 (ETM)	35	38
Minnesota GO	5.000%	10/1/17	2,240	2,431
Minnesota GO	5.000%	8/1/18	8,375	9,346
Minnesota GO	5.000%	8/1/18	3,825	4,269
Minnesota GO	5.000%	8/1/18	3,000	3,348
Minnesota GO	5.000%	11/1/19	2,000	2,314
Minnesota GO	5.000%	8/1/21	6,000	7,191
Minnesota GO	5.000%	8/1/21	15,500	18,586
Minnesota GO	5.000%	8/1/22	12,900	15,684
Minnesota GO	5.000%	8/1/23	6,665	7,777
Minnesota Municipal Power Agency Revenue	5.000%	1/1/20	2,000	2,313
Minnesota Municipal Power Agency Revenue	5.000%	1/1/21	1,250	1,476
Minnesota Public Facilities Authority Revenue (State Revolving Fund)	5.000%	3/1/18	8,500	9,354
Shakopee MN Healthcare Facilities Revenue (St. Francis Regional Medical Center)	5.000%	9/1/20	1,340	1,542
Shakopee MN Healthcare Facilities Revenue (St. Francis Regional Medical Center)	5.000%	9/1/21	1,195	1,393
Shakopee MN Healthcare Facilities Revenue (St. Francis Regional Medical Center)	5.000%	9/1/22	1,580	1,856
St. Cloud MN Health Care Revenue (CentraCare Health System)	5.000%	5/1/16	1,250	1,279
St. Cloud MN Health Care Revenue (CentraCare Health System)	5.000%	5/1/17	1,000	1,065
St. Cloud MN Health Care Revenue (CentraCare Health System)	5.000%	5/1/22	2,800	3,296
University of Minnesota Revenue	5.000%	8/1/17	3,215	3,464
University of Minnesota Revenue	5.000%	12/1/17	10,000	10,910
University of Minnesota Revenue	5.000%	8/1/22	1,575	1,899
				165,027
Mississippi (0.3%)
DeSoto County MS School District GO	5.000%	5/1/18	10,340	11,423
DeSoto County MS School District GO	5.000%	5/1/19	8,000	9,120
4 Jackson MS Public School District GO	5.000%	4/1/22	1,500	1,764
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA Inc. Project) VRDO	0.010%	11/6/15	2,400	2,400
Mississippi Business Finance Corp. Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	1.125%	9/1/17	1,250	1,253
Mississippi GO	5.000%	11/1/15 (14)	7,475	7,476
1 Mississippi GO	0.540%	9/1/17	5,000	5,000
2 Mississippi GO TOB VRDO	0.010%	11/6/15	3,680	3,680
1 Mississippi Hospital Equipment & Facilities Authority Revenue (Baptist Health System) PUT	1.310%	8/15/20	7,875	7,795
Mississippi Hospital Equipment & Facilities Authority Revenue (North Mississippi Health Services)	5.000%	10/1/17	2,500	2,697
				52,608
Missouri (0.9%)
Cape Girardeau County MO Industrial Development Authority of the Health Facilities Revenue
(St. Francis Medical Center)	5.000%	6/1/19	2,000	2,249
Cape Girardeau County MO Industrial Development Authority of the Health Facilities Revenue
(St. Francis Medical Center)	5.000%	6/1/20	1,000	1,144
Curators of the University of Missouri System Facilities Revenue	5.000%	11/1/17	3,270	3,560
Curators of the University of Missouri System Facilities Revenue	5.000%	11/1/18	2,225	2,506
Curators of the University of Missouri System Facilities Revenue	5.000%	11/1/18	1,445	1,627
Curators of the University of Missouri System Facilities Revenue	5.000%	11/1/19	805	931
Curators of the University of Missouri System Facilities Revenue	5.000%	11/1/20	2,000	2,367
Joplin MO Industrial Development Authority Health Facilities Revenue (Freeman Health System)	5.000%	2/15/22	1,500	1,712
Joplin MO Industrial Development Authority Health Facilities Revenue (Freeman Health System)	5.000%	2/15/23	1,420	1,625
Kansas City MO Airport Revenue	5.000%	9/1/18	1,500	1,667
Kansas City MO Airport Revenue	5.000%	9/1/19	2,715	3,097
Missouri Board of Public Buildings Special Obligation Revenue	5.000%	10/1/19	17,225	19,841
Missouri Development Finance Board Infrastructure Facilities Revenue (Branson Landing Project)	4.000%	12/1/20	1,300	1,442

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Missouri Environmental Improvement & Energy Resources Authority Revenue
(Kansas City Power & Light)	1.250%	7/1/17	4,200	4,244
Missouri Health & Educational Facilities Authority Educational Facilities Revenue
(St. Louis College of Pharmacy Project)	5.000%	5/1/19	750	834
Missouri Health & Educational Facilities Authority Educational Facilities Revenue
(St. Louis College of Pharmacy Project)	5.000%	5/1/20	870	979
Missouri Health & Educational Facilities Authority Educational Facilities Revenue
(St. Louis College of Pharmacy Project)	5.000%	5/1/21	1,420	1,611
Missouri Health & Educational Facilities Authority Health Facilities Revenue (Cox Health)	5.000%	11/15/22	3,375	3,992
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/16	1,500	1,519
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/17	1,500	1,576
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/18	2,890	3,118
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/19	3,040	3,354
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/20	3,085	3,463
Missouri Highways & Transportation Commission Road Revenue	5.000%	5/1/20	7,295	8,550
Missouri Highways & Transportation Commission Road Revenue	5.000%	5/1/20	43,310	50,760
Missouri Highways & Transportation Commission Road Revenue	5.000%	5/1/21	4,380	5,236
Missouri Joint Municipal Electric Utility Commission Power Project Revenue	5.000%	1/1/19	2,200	2,469
Missouri Joint Municipal Electric Utility Commission Power Project Revenue	5.000%	1/1/21	6,275	7,316
Missouri Joint Municipal Electric Utility Commission Power Project Revenue	5.000%	1/1/22	4,365	5,144
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	6/1/18	1,500	1,656
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	12/1/18	1,250	1,401
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	6/1/19	2,750	3,122
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	12/1/19	2,500	2,875
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	6/1/20	1,125	1,305
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	12/1/20	1,000	1,171
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	6/1/21	1,250	1,469
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	12/1/21	1,860	2,204
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	6/1/22	3,205	3,806
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	12/1/22	1,500	1,792
St. Louis County MO Industrial Development Authority Senior Living Facilities Revenue
(Friendship Village Sunset Hills)	2.850%	9/1/18	5,400	5,414
St. Louis MO Airport Revenue (Lambert-St. Louis International Airport)	5.000%	7/1/18	1,295	1,434
St. Louis MO Municipal Finance Corp. Lease Revenue (City Justice Center Project)	5.000%	2/15/17	2,000	2,111
St. Louis MO Municipal Finance Corp. Lease Revenue (City Justice Center Project)	5.000%	2/15/18	4,000	4,357
				182,050
Montana (0.1%)
Montana Facility Finance Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/16	5,870	5,917
Montana Facility Finance Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/17	5,305	5,581
				11,498
Nebraska (0.9%)
Central Plains Energy Project Nebraska Gas Project Revenue (Project No. 1)	5.000%	12/1/15	5,000	5,019
Central Plains Energy Project Nebraska Gas Project Revenue (Project No. 1)	5.250%	12/1/20	5,000	5,772
Central Plains Energy Project Nebraska Gas Project Revenue (Project No. 1)	5.250%	12/1/21	3,000	3,530
Central Plains Energy Project Nebraska Gas Supply Revenue PUT	5.000%	6/1/19	11,175	12,541
Central Plains Energy Project Nebraska Gas Supply Revenue PUT	5.000%	12/1/19	50,000	56,953
Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
(Nebraska Methodist Health System)	4.000%	11/1/19	750	816
Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
(Nebraska Methodist Health System)	5.000%	11/1/20	1,400	1,598
Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
(Nebraska Methodist Health System)	5.000%	11/1/22	1,000	1,158
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	5.000%	11/1/18	500	549
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	4.000%	11/1/19	750	813
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	4.000%	11/1/20	600	653
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.000%	4/1/19	1,500	1,694
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.000%	4/1/20	1,350	1,560
Nebraska Investment Finance Authority Single Family Housing Revenue	3.000%	3/1/43	3,485	3,556
Nebraska Investment Finance Authority Single Family Housing Revenue	3.000%	9/1/43	3,525	3,642
Nebraska Investment Finance Authority Single Family Housing Revenue	3.000%	3/1/44	4,235	4,363
Nebraska Investment Finance Authority Single Family Housing Revenue	4.000%	9/1/44	5,565	6,029
Nebraska Investment Finance Authority Single Family Housing Revenue	3.500%	9/1/45	11,735	12,552
Nebraska Public Power District Revenue	5.000%	1/1/16	1,000	1,008

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Nebraska Public Power District Revenue	5.000%	1/1/17	1,000	1,054
Nebraska Public Power District Revenue	5.000%	1/1/18	1,500	1,638
Nebraska Public Power District Revenue	5.000%	1/1/19	1,000	1,126
Nebraska Public Power District Revenue	5.000%	1/1/19	1,000	1,126
Nebraska Public Power District Revenue	5.000%	1/1/20	2,800	3,234
Nebraska Public Power District Revenue	5.000%	7/1/20	6,065	7,083
Nebraska Public Power District Revenue	5.000%	1/1/21	4,635	5,421
Nebraska Public Power District Revenue	5.000%	7/1/21	3,185	3,760
Omaha NE Public Power District Electric Revenue	5.000%	2/1/20	7,370	8,545
Omaha NE Public Power District Electric Revenue	5.000%	2/1/21	6,400	7,567
University of Nebraska Facilities Corp. Revenue (UNMC Eye Institute)	5.000%	3/1/18	8,850	9,748
University of Nebraska Student Fee Revenue	5.000%	7/1/18	1,500	1,664
University of Nebraska Student Fee Revenue	5.000%	7/1/21	1,335	1,581
University of Nebraska Student Fee Revenue	5.000%	7/1/22	1,400	1,678
				179,031
Nevada (0.5%)
Carson City NV Hospital Revenue (Carson Tahoe Regional Medical Center)	5.000%	9/1/17	1,915	2,035
Carson City NV Hospital Revenue (Carson Tahoe Regional Medical Center)	5.000%	9/1/19	1,030	1,143
Carson City NV Hospital Revenue (Carson Tahoe Regional Medical Center)	5.000%	9/1/20	1,165	1,311
Clark County NV Airport Improvement Revenue	5.000%	7/1/18	32,000	35,443
4 Clark County NV Highway Improvement Motor Vehicle Fuel Tax Revenue	5.000%	7/1/22	1,715	2,058
Clark County NV Passenger Facility Charge Revenue (Las Vegas McCarran International Airport)	5.000%	7/1/19	2,375	2,708
Clark County NV Passenger Facility Charge Revenue (Las Vegas McCarran International Airport)	5.000%	7/1/20	3,000	3,494
Clark County NV Passenger Facility Charge Revenue (Las Vegas McCarran International Airport)	5.000%	7/1/21	3,000	3,542
Clark County NV Passenger Facility Charge Revenue (Las Vegas McCarran International Airport)	5.000%	7/1/22	3,000	3,583
Clark County NV School District GO	5.000%	6/15/21	23,970	25,974
Clark County NV School District GO	5.000%	6/15/22	9,245	10,010
Nevada Unemployment Compensation Revenue	4.000%	12/1/15	6,250	6,271
Nevada Unemployment Compensation Revenue	5.000%	12/1/17	6,000	6,543
				104,115
New Hampshire (0.1%)
Manchester NH General Airport Revenue	5.000%	1/1/22	6,820	7,739
New Hampshire Municipal Bond Bank Revenue	5.000%	8/15/16	4,280	4,442
New Hampshire Municipal Bond Bank Revenue	5.000%	8/15/17	3,200	3,453
				15,634
New Jersey (4.8%)
Atlantic City NJ GO	5.000%	11/1/19	3,315	2,741
Atlantic City NJ GO	5.000%	12/1/19	6,995	5,783
Atlantic City NJ GO	5.000%	11/1/20	4,025	3,287
Atlantic City NJ GO	5.000%	12/1/20	7,185	5,866
Atlantic City NJ GO	5.000%	11/1/21	3,020	2,465
Atlantic City NJ GO	5.000%	12/1/21	1,970	1,608
Camden County NJ Improvement Authority Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.000%	2/15/20	2,040	2,285
Camden County NJ Improvement Authority Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.000%	2/15/21	2,460	2,781
Camden County NJ Improvement Authority Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.000%	2/15/22	2,295	2,606
Camden County NJ Improvement Authority Lease Revenue
(Rowan University School of Osteopathic Medicine Project)	5.000%	12/1/22	1,095	1,296
Gloucester County NJ Improvement Authority Revenue (Rowan University)	5.000%	7/1/18	1,600	1,756
Gloucester County NJ Improvement Authority Revenue (Rowan University)	5.000%	7/1/19	1,700	1,909
Gloucester County NJ Improvement Authority Revenue (Rowan University)	5.000%	7/1/20	1,800	2,053
Gloucester County NJ Improvement Authority Revenue (Rowan University)	5.000%	7/1/21	2,800	3,223
Gloucester County NJ Improvement Authority Revenue (Rowan University)	5.000%	7/1/22	1,200	1,390
Gloucester County NJ Improvement Authority Solid Waste Resource Revenue PUT	2.125%	12/1/17	3,280	3,352
New Jersey COP	5.000%	6/15/16	6,695	6,876
New Jersey Economic Development Authority Revenue	5.000%	3/1/18	14,425	15,255
New Jersey Economic Development Authority Revenue	5.000%	3/1/19 (ETM)	29,800	33,747
New Jersey Economic Development Authority Revenue	5.000%	6/15/22	62,735	67,918
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/16	5,500	5,623
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/18	7,235	7,758
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/19	8,000	8,708
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/20	7,000	7,672
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	12/15/16 (ETM)	20,115	21,152
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	12/15/16	12,310	12,880
1 New Jersey Economic Development Authority Revenue (School Facilities Construction)	0.910%	2/1/17	14,000	13,827
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/17 (ETM)	6,450	6,965
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/17 (ETM)	7,500	8,099
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	12/15/17 (ETM)	13,745	14,995
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	12/15/17	555	587

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/18 (ETM)	5,000	5,646
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/19 (ETM)	15,000	16,987
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	12/15/19	16,780	18,199
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/20 (ETM)	910	1,056
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/20	8,325	9,065
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/20 (ETM)	5,650	6,614
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/20	2,095	2,270
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	12/15/20 (2)	9,670	10,710
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	3/1/21 (Prere.)	13,480	16,084
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	9/1/22	4,990	5,380
New Jersey Economic Development Authority Revenue (School Facilities Construction) VRDO	0.740%	2/1/17	4,000	3,956
New Jersey Economic Development Authority Revenue
(Provident Group-Montclair Properties LLC - Montclair State University Student Housing Project)	5.000%	6/1/16	2,905	2,969
New Jersey Economic Development Authority Revenue
(Provident Group-Montclair Properties LLC - Montclair State University Student Housing Project)	5.000%	6/1/17	3,525	3,701
New Jersey Economic Development Authority Sublease Revenue
(New Jersey Transit Corp. Light Rail Transit System Project)	5.000%	5/1/19	1,000	1,076
New Jersey Educational Facilities Authority Revenue (Kean University)	5.000%	9/1/17	2,500	2,672
New Jersey Educational Facilities Authority Revenue (Princeton University)	5.000%	7/1/17	5,095	5,481
New Jersey Educational Facilities Authority Revenue (Princeton University)	5.000%	7/1/18	5,345	5,962
New Jersey Equipment Lease Purchase COP	5.000%	6/15/17	2,625	2,778
New Jersey Equipment Lease Purchase COP	5.000%	6/15/18	4,550	4,837
New Jersey Equipment Lease Purchase COP	5.000%	6/15/19	10,255	10,880
New Jersey Equipment Lease Purchase COP	5.000%	6/15/20	1,500	1,634
New Jersey GO	5.000%	8/15/16	12,120	12,544
New Jersey GO	5.000%	8/15/17	11,660	12,467
New Jersey GO	5.000%	6/1/18	5,000	5,458
New Jersey GO	5.000%	8/15/19	8,395	9,420
New Jersey Health Care Facilities Financing Authority Revenue (AHS Hospital Corp.)	5.000%	7/1/18	2,500	2,744
New Jersey Health Care Facilities Financing Authority Revenue (Barnabas Health)	5.000%	7/1/17	2,000	2,132
New Jersey Health Care Facilities Financing Authority Revenue (Barnabas Health)	5.000%	7/1/18	1,000	1,098
New Jersey Health Care Facilities Financing Authority Revenue (Barnabas Health)	4.500%	7/1/22	3,550	3,944
New Jersey Health Care Facilities Financing Authority Revenue
(Hackensack University Medical Center)	5.000%	1/1/17	2,595	2,719
New Jersey Health Care Facilities Financing Authority Revenue
(Hackensack University Medical Center)	5.000%	1/1/18	3,605	3,872
New Jersey Health Care Facilities Financing Authority Revenue (Holy Name Medical Center)	4.000%	7/1/17	1,000	1,044
New Jersey Health Care Facilities Financing Authority Revenue
(Meridian Health System Obligated Group)	5.000%	7/1/18	2,000	2,211
New Jersey Health Care Facilities Financing Authority Revenue
(Meridian Health System Obligated Group)	5.000%	7/1/19	2,000	2,270
New Jersey Health Care Facilities Financing Authority Revenue
(Meridian Health System Obligated Group)	5.000%	7/1/21	2,000	2,348
2 New Jersey Health Care Facilities Financing Authority Revenue
(Meridian Health System Obligated Group) TOB VRDO	0.160%	11/6/15 (12)	9,150	9,150
New Jersey Higher Education Assistance Authority Student Loan Revenue	4.500%	12/1/15	15,860	15,915
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/15	2,500	2,510
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/16	3,810	3,981
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/16	9,990	10,438
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	6/1/19	1,500	1,665
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue VRDO	0.010%	11/6/15	1,000	1,000
New Jersey Transportation Corp. GAN	5.000%	9/15/20	22,550	25,312
New Jersey Transportation Trust Fund Authority Transportation Program Revenue	5.000%	6/15/20	11,000	11,906
New Jersey Transportation Trust Fund Authority Transportation Program Revenue	5.000%	6/15/21	12,550	13,606
1 New Jersey Transportation Trust Fund Authority Transportation Program Revenue PUT	1.010%	12/15/19	41,000	40,126
1 New Jersey Transportation Trust Fund Authority Transportation Program Revenue PUT	1.210%	12/15/21	24,000	23,272
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	12/15/17	10,000	10,696
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	12/15/17	7,500	8,022
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	12/15/17	30,000	32,087
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/18	2,500	2,658
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	12/15/18	15,810	16,945
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/19	2,815	3,034
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	12/15/19	31,245	33,888
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/20	14,635	15,840
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/20 (4)	5,000	5,583
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/20 (4)	5,800	6,477
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/20	4,875	5,348
2 New Jersey Transportation Trust Fund Authority Transportation System Revenue TOB VRDO	0.130%	11/6/15 (4)LOC	21,285	21,285
2 New Jersey Transportation Trust Fund Authority Transportation System Revenue TOB VRDO	0.160%	11/6/15 LOC	16,250	16,250
1 New Jersey Turnpike Authority Revenue	0.560%	1/1/18	40,000	39,737
New Jersey Turnpike Authority Revenue	5.000%	1/1/20	750	862

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Turnpike Authority Revenue	5.000%	1/1/21	1,000	1,164
1 New Jersey Turnpike Authority Revenue PUT	0.540%	1/1/16	7,000	7,000
1 New Jersey Turnpike Authority Revenue PUT	0.540%	1/1/16	8,500	8,500
1 New Jersey Turnpike Authority Revenue PUT	0.630%	1/1/17	10,000	9,988
1 New Jersey Turnpike Authority Revenue PUT	0.690%	1/1/18	10,115	10,081
1 New Jersey Turnpike Authority Revenue PUT	0.690%	1/1/18	15,000	14,942
Rutgers State University New Jersey Revenue	5.000%	5/1/19	1,000	1,137
Rutgers State University New Jersey Revenue	5.000%	5/1/19	1,000	1,137
Rutgers State University New Jersey Revenue	5.000%	5/1/20	2,000	2,330
Rutgers State University New Jersey Revenue VRDO	0.010%	11/2/15	3,500	3,500
Sparta Township NJ Board of Education GO	5.000%	2/15/21	1,030	1,213
Tobacco Settlement Financing Corp. New Jersey Revenue	5.000%	6/1/16	2,000	2,048
Tobacco Settlement Financing Corp. New Jersey Revenue	0.000%	6/1/41	225,000	56,878
Union County NJ GO	4.000%	2/15/19	4,255	4,653
Union County NJ GO	4.000%	2/15/20	5,355	5,951
Union County NJ GO	5.000%	2/15/21	5,615	6,615
Union County NJ GO	5.000%	2/15/22	6,275	7,431
				1,000,852
New Mexico (0.8%)
Albuquerque Bernalillo County NM Water Utility Authority Revenue	5.000%	7/1/20	2,000	2,351
Albuquerque Bernalillo County NM Water Utility Authority Revenue	5.000%	7/1/20	3,225	3,791
Albuquerque NM Municipal School District No. 12 GO	5.000%	8/1/20	1,800	2,114
Albuquerque NM Municipal School District No. 12 GO	5.000%	8/1/20	6,580	7,726
Albuquerque NM Municipal School District No. 12 GO	5.000%	8/1/21	1,130	1,351
Albuquerque NM Municipal School District No. 12 GO	5.000%	8/1/21	5,450	6,517
Farmington NM Pollution Control Revenue (El Paso Electric Co. Four Corners Project) PUT	1.875%	9/1/17	4,500	4,553
Farmington NM Pollution Control Revenue
(Southern California Edison Co. Four Corners Project) PUT	1.875%	4/1/20	19,000	19,175
New Mexico Educational Assistance Foundation Revenue	4.000%	9/1/16	10,000	10,305
New Mexico Educational Assistance Foundation Revenue	4.000%	12/1/16	7,000	7,273
New Mexico Educational Assistance Foundation Revenue	4.000%	12/1/17	5,000	5,341
New Mexico Finance Authority Transportation Revenue	5.000%	6/15/17	9,000	9,658
New Mexico GO	5.000%	3/1/16	19,290	19,604
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services)	5.000%	8/1/21	1,600	1,894
2 New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services) TOB VRDO	0.020%	11/6/15	6,660	6,660
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services) VRDO	0.010%	11/6/15	6,000	6,000
1 New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue	0.699%	2/1/18	5,000	5,013
1 New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue	0.749%	8/1/18	5,200	5,220
1 New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue PUT	0.879%	8/1/19	37,500	37,277
New Mexico Severance Tax Revenue	5.000%	7/1/17	6,015	6,456
				168,279
New York (14.1%)
Albany NY Industrial Development Agency Civic Facility Revenue
(Albany Medical Center Hospital Project) VRDO	0.030%	11/6/15 LOC	4,200	4,200
Brooklyn NY Local Development Corp. PILOT Revenue (Barclays Center Project)	5.750%	7/15/16	1,195	1,234
Buffalo & Erie County NY Industrial Land Development Corp. Revenue	5.000%	11/15/20	1,265	1,420
Buffalo & Erie County NY Industrial Land Development Corp. Revenue	5.000%	11/15/21	1,355	1,527
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/17	1,125	1,200
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/17	3,000	3,199
Long Island NY Power Authority Electric System Revenue	5.000%	5/1/18	2,000	2,193
Long Island NY Power Authority Electric System Revenue	5.000%	5/1/19	1,500	1,691
1 Long Island NY Power Authority Electric System Revenue PUT	0.785%	11/1/18	16,850	16,857
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/18	1,000	1,103
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/18	2,000	2,207
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/19	2,000	2,273
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/19	3,520	4,001
Nassau County NY GO	5.000%	4/1/20	14,340	16,550
Nassau County NY GO	5.000%	4/1/21	11,075	12,944
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(Catholic Health Services)	5.000%	7/1/20	4,640	5,334
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(South Nassau Communities Hospital)	5.000%	7/1/18	2,550	2,788

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(South Nassau Communities Hospital)	5.000%	7/1/20	1,660	1,891
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(Winthrop University Hospital Association Project)	5.000%	7/1/18	2,000	2,178
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(Winthrop University Hospital Association Project)	5.000%	7/1/19	1,565	1,742
Nassau County NY Local Economic Assistance Corp. Revenue
(Catholic Health Services of Long Island Obligated Group Project)	4.000%	7/1/19	375	406
Nassau County NY Local Economic Assistance Corp. Revenue
(Catholic Health Services of Long Island Obligated Group Project)	5.000%	7/1/21	1,340	1,548
New York City NY Build NYC Resource Corp. Revenue (Ethical Culture Fieldston Project)	4.000%	6/1/19	850	931
New York City NY Build NYC Resource Corp. Revenue (Ethical Culture Fieldston Project)	5.000%	6/1/20	600	690
New York City NY Build NYC Resource Corp. Revenue (Ethical Culture Fieldston Project)	5.000%	6/1/21	1,000	1,165
New York City NY Build NYC Resource Corp. Revenue (Ethical Culture Fieldston Project)	5.000%	6/1/22	650	766
New York City NY GO	5.000%	2/1/16	1,000	1,012
New York City NY GO	5.000%	3/1/16	2,500	2,541
New York City NY GO	5.000%	3/1/16	10,795	10,970
New York City NY GO	5.000%	4/1/16	3,500	3,571
New York City NY GO	5.000%	8/1/16	16,925	17,532
New York City NY GO	5.000%	8/1/16	1,000	1,036
New York City NY GO	5.000%	8/1/16	1,000	1,036
New York City NY GO	5.000%	8/1/16	7,150	7,406
New York City NY GO	5.000%	8/1/16	5,000	5,179
New York City NY GO	5.000%	8/1/16	27,500	28,486
New York City NY GO	5.000%	8/1/17	3,800	4,093
New York City NY GO	5.000%	8/1/17	6,000	6,462
New York City NY GO	5.000%	8/1/17	13,590	14,637
New York City NY GO	5.000%	8/1/17	9,750	10,501
New York City NY GO	5.000%	8/1/17	8,185	8,816
New York City NY GO	5.000%	10/1/17	2,500	2,709
New York City NY GO	5.000%	10/1/17	5,150	5,581
New York City NY GO	5.000%	8/1/18	13,030	14,486
New York City NY GO	5.000%	8/1/18	25,315	28,144
New York City NY GO	5.000%	8/1/18	6,000	6,670
New York City NY GO	5.000%	8/1/18	6,000	6,670
New York City NY GO	5.000%	8/1/18	4,650	5,170
New York City NY GO	5.000%	8/1/18	3,250	3,613
New York City NY GO	5.000%	8/1/18	5,000	5,559
New York City NY GO	5.000%	8/1/18	7,500	8,338
New York City NY GO	5.000%	10/1/18	7,650	8,551
New York City NY GO	4.000%	8/1/19	12,165	13,459
New York City NY GO	5.000%	8/1/19	7,225	8,258
New York City NY GO	5.000%	8/1/19	20,155	23,038
New York City NY GO	5.000%	8/1/19	5,000	5,715
New York City NY GO	5.000%	8/1/19	5,000	5,715
New York City NY GO	5.000%	8/1/19	15,000	17,145
New York City NY GO	5.000%	8/1/19	5,830	6,664
New York City NY GO	5.000%	8/1/19	8,000	9,144
New York City NY GO	5.000%	8/1/19	15,000	17,145
New York City NY GO	5.000%	8/1/20	1,880	2,200
New York City NY GO	5.000%	8/1/20	33,525	39,235
New York City NY GO	5.000%	8/1/20	4,500	5,266
New York City NY GO	5.000%	8/1/20	20,000	23,406
New York City NY GO	5.000%	10/1/20	4,375	5,139
1 New York City NY GO	0.390%	8/1/21	4,650	4,648
1 New York City NY GO	0.480%	8/1/21	6,350	6,329
New York City NY GO	5.000%	8/1/21	5,890	6,999
New York City NY GO	5.000%	8/1/21	17,280	20,533
New York City NY GO	5.000%	8/1/21	11,985	14,241
New York City NY GO	5.000%	8/1/21	2,000	2,377
New York City NY GO	5.000%	8/1/21	10,000	11,883
New York City NY GO	5.000%	8/1/21	4,000	4,753
New York City NY GO	5.000%	8/1/21	6,100	7,248
New York City NY GO	5.000%	8/1/22	1,470	1,763
New York City NY GO	5.000%	8/1/22	4,000	4,798
New York City NY GO	5.000%	8/1/22	33,680	40,397
1 New York City NY GO	0.410%	8/1/27	18,500	18,472
New York City NY GO VRDO	0.010%	11/2/15	3,500	3,500
New York City NY Health & Hospital Corp. Revenue (Health System)	5.000%	2/15/17	8,150	8,614
New York City NY Health & Hospital Corp. Revenue (Health System)	5.000%	2/15/21	3,000	3,533
New York City NY Housing Development Corp. Multi-Family Housing Revenue	0.750%	11/1/16	5,835	5,836

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.100%	11/1/16	7,230	7,235
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.200%	11/1/17	25,640	25,674
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.250%	5/1/18	2,390	2,400
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.250%	5/1/18	10,010	10,038
New York City NY Housing Development Corp. Multi-Family Housing Revenue	5.000%	7/1/18	3,500	3,872
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.500%	11/1/18	13,095	13,168
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.500%	11/1/18	17,105	17,201
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.650%	5/1/19	20,000	20,135
New York City NY Housing Development Corp. Multi-Family Housing Revenue	5.000%	7/1/19	4,300	4,890
New York City NY Housing Development Corp. Multi-Family Housing Revenue	5.000%	7/1/20	4,760	5,539
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/18	4,180	4,404
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/19	5,000	5,710
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/19	3,000	3,276
2 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue TOB VRDO	0.010%	11/6/15	16,800	16,800
2 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue TOB VRDO	0.160%	11/6/15	8,000	8,000
New York City NY Sales Tax Asset Receivable Corp. Revenue	5.000% 10/15/21		19,510	23,477
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/19	1,000	1,143
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/20	1,500	1,752
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/21	1,520	1,806
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/22	4,585	5,505
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/15	8,000	8,001
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16 (ETM)	26,470	27,696
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16	17,015	17,828
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16 (ETM)	2,105	2,202
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16	8,010	8,393
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/17 (ETM)	295	312
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/17	2,205	2,331
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/17	20,000	21,767
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/17	16,500	16,582
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/17	20,000	21,767
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/17 (ETM)	825	896
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/17	6,175	6,721
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/18	7,455	8,375
New York City NY Transitional Finance Authority Future Tax Revenue	5.000% 11/15/18		11,950	13,440
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/19	8,560	9,855
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/19	25,115	28,915
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/20	6,395	7,397
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/20	8,925	10,323
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/20	3,090	3,642
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/21	9,000	10,768
4 New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/22	6,000	7,249
2 New York City NY Transitional Finance Authority Future Tax Revenue TOB VRDO	0.050%	11/2/15	4,500	4,500
New York City NY Transitional Finance Authority Future Tax Revenue VRDO	0.010%	11/6/15	4,500	4,500
New York City NY Trust for Cultural Resources Revenue (The Juilliard School) PUT	1.350%	8/1/17	7,300	7,385
New York City NY Trust for Cultural Resources Revenue (Whitney Museum of American Art)	5.000%	7/1/17	6,250	6,690
New York Convention Center Development Corp. Revenue	5.000% 11/15/21		2,000	2,376
New York Convention Center Development Corp. Revenue	5.000% 11/15/22		1,000	1,199
New York Metropolitan Transportation Authority Revenue	0.250%	3/1/16	50,000	50,002
1 New York Metropolitan Transportation Authority Revenue	0.819%	11/1/16	3,495	3,500
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/16		6,000	6,289
1 New York Metropolitan Transportation Authority Revenue	0.959%	11/1/17	2,950	2,956
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/17		5,000	5,438
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/17		7,000	7,613
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/17		12,500	13,595
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/18		2,000	2,245
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/18		2,500	2,803
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/18		2,650	2,975
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/18		1,500	1,684
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/18		1,000	1,123
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/18		1,500	1,684
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/18		4,775	5,360
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/18		1,255	1,409
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/18		4,055	4,552
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/19		1,000	1,153
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/19		2,530	2,918
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/19		4,725	5,450
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/19		8,930	10,300
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/19		1,100	1,269
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/19		9,535	10,998
New York Metropolitan Transportation Authority Revenue	5.500% 11/15/19 (14)		5,000	5,857
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/20		2,400	2,815

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/20		1,560	1,830
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/20		5,000	5,865
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/21		1,230	1,460
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/21		5,000	5,934
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/21		1,750	2,077
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/22		2,250	2,700
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/24		2,775	3,315
2 New York Metropolitan Transportation Authority Revenue (Dedicated Petroleum Tax) TOB VRDO	0.020%	11/6/15 (13)	4,495	4,495
1 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	0.960%	11/1/19	9,300	9,353
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000% 11/15/20		4,600	5,422
1 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) PUT	0.390%	6/1/17	20,130	20,054
1 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) PUT	0.380%	11/1/18	2,000	1,971
1 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) PUT	0.460%	11/1/19	2,750	2,713
1 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) PUT	0.590%	11/1/19	21,000	20,820
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000% 11/15/17		2,500	2,719
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000% 11/15/18		4,000	4,490
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000% 11/15/19		3,500	4,037
2 New York Metropolitan Transportation Authority Revenue (Transit Revenue) TOB VRDO	0.100%	11/6/15	13,955	13,955
1 New York Metropolitan Transportation Authority Revenue PUT	0.779%	11/1/15	11,925	11,925
1 New York Metropolitan Transportation Authority Revenue PUT	0.829%	11/1/16	12,500	12,519
1 New York Metropolitan Transportation Authority Revenue PUT	0.979%	11/1/16	15,000	15,030
1 New York Metropolitan Transportation Authority Revenue PUT	0.603%	5/15/17 (4)	17,500	17,452
1 New York Metropolitan Transportation Authority Revenue PUT	0.479%	11/1/17	7,280	7,234
1 New York Metropolitan Transportation Authority Revenue PUT	0.969%	11/1/17	8,805	8,826
1 New York Metropolitan Transportation Authority Revenue PUT	0.370% 11/15/17		44,600	44,346
1 New York Metropolitan Transportation Authority Revenue PUT	0.733%	5/15/18 (4)	20,750	20,662
1 New York Metropolitan Transportation Authority Revenue PUT	0.429%	11/1/19	585	574
1 New York Metropolitan Transportation Authority Revenue PUT	0.590%	6/1/20	87,500	86,380
New York Metropolitan Transportation Authority Revenue PUT	4.000% 11/15/20		11,000	12,307
New York State Dormitory Authority Revenue (Brooklyn Law School)	4.000%	7/1/17 (ETM)	2,360	2,494
New York State Dormitory Authority Revenue (Brooklyn Law School)	5.000%	7/1/18 (ETM)	2,105	2,337
New York State Dormitory Authority Revenue (Brooklyn Law School)	5.000%	7/1/19 (ETM)	2,180	2,492
New York State Dormitory Authority Revenue (Fordham University) PUT	5.000%	7/1/16	9,000	9,263
2 New York State Dormitory Authority Revenue (Fordham University) TOB VRDO	0.020%	11/6/15 (13)	3,500	3,500
New York State Dormitory Authority Revenue (Icahn School of Medicine at Mount Sinai)	4.000%	7/1/20	5,000	5,500
New York State Dormitory Authority Revenue (Icahn School of Medicine at Mount Sinai)	5.000%	7/1/21	2,265	2,631
New York State Dormitory Authority Revenue (Icahn School of Medicine at Mount Sinai)	5.000%	7/1/22	4,000	4,684
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	8/15/17 (ETM)	55	59
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	8/15/17	6,185	6,673
New York State Dormitory Authority Revenue (Mount Sinai Hospital Obligated Group)	5.000%	7/1/16	2,455	2,530
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/16	1,260	1,298
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/17	1,750	1,873
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/18	2,500	2,763
New York State Dormitory Authority Revenue (New York University Hospitals Center)	5.000%	7/1/21	2,400	2,824
New York State Dormitory Authority Revenue (North Shore - Long Island Jewish Obligated Group)	5.000%	5/1/18	1,115	1,221
New York State Dormitory Authority Revenue (North Shore - Long Island Jewish Obligated Group)	5.000%	5/1/21	2,555	2,969
New York State Dormitory Authority Revenue (North Shore - Long Island Jewish Obligated Group)	5.000%	5/1/22	2,425	2,833
New York State Dormitory Authority Revenue (Pace University)	5.000%	5/1/17	1,000	1,044
New York State Dormitory Authority Revenue (Pace University)	4.000%	5/1/20	1,740	1,829
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/17 (ETM)	5	5
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/17	9,600	10,173
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/17 (ETM)	5	5
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/17	16,840	17,844
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/17 (ETM)	5	5
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/18	27,490	30,197
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/18 (ETM)	4,050	4,443
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/18	7,465	8,200
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/18	18,010	19,839
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	8/15/18	2,400	2,678
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000% 12/15/18		22,675	25,556
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/19	10,000	11,316
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/19 (ETM)	5	6
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/19	4,145	4,691
New York State Dormitory Authority Revenue (Personal Income Tax)	5.250%	2/15/19 (Prere.)	5	6
New York State Dormitory Authority Revenue (Personal Income Tax)	5.250%	2/15/19 (Prere.)	15	17
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	8/15/19	11,665	13,375
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/20	4,000	4,642
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	8/15/20	9,550	11,228

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/21	33,395	39,583
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/21	12,620	14,959
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	6/15/21	7,710	9,180
New York State Dormitory Authority Revenue (Personal Income Tax)	5.250%	2/15/22	4,980	5,648
2 New York State Dormitory Authority Revenue (Personal Income Tax) TOB VRDO	0.010%	11/6/15	500	500
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/16 (4)	5,000	5,216
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/17	7,030	7,613
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/17 (4)	3,250	3,521
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/17	2,000	2,166
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/18 (4)	2,500	2,797
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/18	1,500	1,678
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/18 (4)	5,000	5,595
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/18	2,155	2,396
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/18 (4)	1,350	1,511
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/19 (4)	6,010	6,915
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/19	5,905	6,746
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/19 (15)	1,000	1,151
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/19 (4)	3,200	3,682
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/20 (15)	1,690	1,983
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/20 (4)	1,125	1,320
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/21 (15)	1,425	1,695
New York State Dormitory Authority Revenue (Service Contract)	5.000%	7/1/16	8,500	8,766
New York State Dormitory Authority Revenue (Service Contract)	5.000%	7/1/17	10,510	11,268
New York State Dormitory Authority Revenue (State University Educational Facilities)	5.000%	5/15/18	5,000	5,533
New York State Dormitory Authority Revenue (State University Educational Facilities)	5.000%	5/15/19	3,500	3,992
New York State Dormitory Authority Revenue (Yeshiva University)	5.000%	9/1/17 (ETM)	385	412
New York State Dormitory Authority Revenue (Yeshiva University)	5.000%	9/1/17	1,795	1,871
New York State Dormitory Authority Revenue (Yeshiva University)	5.000%	9/1/19 (Prere.)	230	262
New York State Dormitory Authority Revenue (Yeshiva University)	5.000%	9/1/21	1,060	1,104
New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/21	100,000	119,158
New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/22	2,500	3,017
New York State Energy Research & Development Authority Pollution Control Revenue
(Rochester Gas & Electric Corp. Project) PUT	4.750%	7/1/16 (14)	2,250	2,306
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/18	10,000	11,120
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/18	4,900	5,449
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/19	3,700	4,233
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/20	3,000	3,524
New York State GO	5.000%	3/1/19	12,715	14,434
New York State Housing Finance Agency Affordable Housing Revenue	1.150%	5/1/18	4,150	4,170
New York State Housing Finance Agency Affordable Housing Revenue	1.150%	5/1/18	3,900	3,916
New York State Housing Finance Agency Affordable Housing Revenue	1.150%	5/1/18	1,250	1,255
New York State Housing Finance Agency Affordable Housing Revenue	1.250%	5/1/18	2,500	2,513
New York State Housing Finance Agency Affordable Housing Revenue	1.250%	5/1/18	4,750	4,775
2 New York State Liberty Development Corp. Liberty Revenue
(Bank of America Tower at One Bryant Park Project) TOB VRDO	0.020%	11/6/15	10,000	10,000
New York State Local Government Assistance Corp. Revenue	5.000%	4/1/18	6,325	6,992
New York State Mortgage Agency Homeowner Mortgage Revenue	2.625%	4/1/41	630	646
New York State Thruway Authority Revenue	5.000%	1/1/19	3,700	4,147
New York State Thruway Authority Revenue	5.000%	5/1/19	83,125	93,960
New York State Thruway Authority Revenue	5.000%	1/1/20	1,500	1,723
New York State Thruway Authority Revenue	5.000%	1/1/21	2,450	2,871
New York State Thruway Authority Revenue	5.000%	1/1/22	1,500	1,773
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/16	40,000	40,809
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/17	18,145	19,305
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/18	3,500	3,863
New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/16	6,620	6,742
New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/18	8,440	9,297
New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/18	625	688
New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/19	500	567
New York State Urban Development Corp. Revenue	5.250%	1/1/17	10,095	10,662
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000% 12/15/15		6,685	6,726
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000% 12/15/16		20,000	21,069
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/18	20,000	22,031
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/19	8,030	9,108
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/20	10,145	11,800
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/20	8,525	9,916
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/20	23,430	27,252

Limited-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/21	24,900	29,514
	New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/21	10,625	12,594
	New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/21	50,035	59,307
2	New York State Urban Development Corp. Revenue (Personal Income Tax) TOB VRDO	0.090%	11/6/15	10,115	10,115
	New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/16	3,340	3,368
	New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/16	19,295	19,456
	New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/16	25,000	25,208
	Niagara NY Frontier Transportation Authority Airport Revenue (Buffalo Niagara International Airport)	5.000%	4/1/17	1,000	1,061
	Niagara NY Frontier Transportation Authority Airport Revenue (Buffalo Niagara International Airport)	4.000%	4/1/18	500	536
	Niagara NY Frontier Transportation Authority Airport Revenue (Buffalo Niagara International Airport)	5.000%	4/1/19	500	563
[1,2] Nuveen New York AMT-Free Municipal Income Fund iMTP		0.630%	10/1/17	17,500	17,504
2	Nuveen New York AMT-Free Municipal Income Fund VRDP VRDO	0.120%	11/6/15 LOC	24,000	24,000
	Onondaga County NY Civic Development Corp. Revenue (St. Joseph’s Hospital & Health Center)	5.000%	7/1/19	500	540
	Oyster Bay NY GO	4.000%	1/15/17 (15)	1,500	1,560
	Oyster Bay NY GO	3.250%	8/1/17	4,155	4,298
	Oyster Bay NY GO	4.000%	8/15/17 (15)	2,500	2,638
	Oyster Bay NY GO	4.000%	1/15/18 (15)	3,000	3,197
	Oyster Bay NY GO	3.250%	8/1/18	8,560	8,968
	Oyster Bay NY GO	4.000%	8/15/18 (15)	2,000	2,159
	Oyster Bay NY GO	5.000%	1/15/19 (15)	5,140	5,759
	Oyster Bay NY GO	5.000%	8/15/19 (15)	3,125	3,557
	Oyster Bay NY GO	5.000%	1/15/20 (15)	3,105	3,559
	Oyster Bay NY GO	5.000%	8/15/20 (15)	4,350	5,039
	Suffolk County NY Economic Development Corp. Revenue (Catholic Health Services)	5.000%	7/1/17	2,150	2,297
	Suffolk County NY Economic Development Corp. Revenue (Catholic Health Services)	5.000%	7/1/18	4,000	4,403
	Suffolk County NY Economic Development Corp. Revenue (Catholic Health Services)	5.000%	7/1/19	9,190	10,369
	Suffolk County NY Economic Development Corp. Revenue (Catholic Health Services)	5.000%	7/1/20	835	958
	Suffolk County NY GO	5.000%	2/1/18 (4)	7,805	8,541
	Suffolk County NY GO	5.000%	2/1/19 (4)	3,915	4,402
	Suffolk County NY GO	5.000%	2/1/20 (4)	4,000	4,608
	Suffolk County NY GO	5.000%	2/1/21 (4)	4,580	5,355
	Suffolk County NY RAN	2.000%	3/24/16	27,500	27,666
	Tobacco Settlement Financing Corp. New York Revenue	5.000%	6/1/17	1,225	1,311
	Tobacco Settlement Financing Corp. New York Revenue	5.000%	6/1/17	6,500	6,956
	Tobacco Settlement Financing Corp. New York Revenue	5.000%	6/1/20	29,615	30,447
	Tobacco Settlement Financing Corp. New York Revenue	5.000%	6/1/21	25,500	26,214
	Tobacco Settlement Financing Corp. New York Revenue	5.000%	6/1/21	10,100	10,787
	Tobacco Settlement Financing Corp. New York Revenue	5.000%	6/1/22	5,000	5,340
	Triborough Bridge & Tunnel Authority New York Revenue	5.000% 11/15/17		3,815	4,160
1	Triborough Bridge & Tunnel Authority New York Revenue	0.360%	1/1/18 (4)	5,000	4,987
	Triborough Bridge & Tunnel Authority New York Revenue	5.000%	1/1/18	13,435	14,719
	Triborough Bridge & Tunnel Authority New York Revenue	5.000% 11/15/18		7,000	7,886
1	Triborough Bridge & Tunnel Authority New York Revenue	0.450%	1/1/19 (4)	1,700	1,694
1	Triborough Bridge & Tunnel Authority New York Revenue PUT	0.649%	1/3/17	5,000	5,025
1	Triborough Bridge & Tunnel Authority New York Revenue PUT	0.529%	2/1/19	11,350	11,371
	Utility Debt Securitization Authority New York Revenue	5.000% 12/15/17		875	880
	Utility Debt Securitization Authority New York Revenue	5.000%	6/15/18	875	901
	Utility Debt Securitization Authority New York Revenue	5.000% 12/15/18		500	526
2	Utility Debt Securitization Authority New York Revenue TOB VRDO	0.020%	11/6/15	13,000	13,000
	Westchester County NY Health Care Corp. Revenue	5.000%	11/1/16	8,170	8,510
	Westchester County NY Health Care Corp. Revenue	5.000%	11/1/17	8,600	9,224
	Westchester County NY Health Care Corp. Revenue	5.000%	11/1/21	4,700	5,381
	Yonkers NY GO	4.000%	10/1/17	505	534
	Yonkers NY GO	3.000%	7/1/18	500	523
	Yonkers NY GO	3.000%	8/15/18	1,000	1,047
	Yonkers NY GO	4.000%	3/15/19 (4)	1,700	1,851
	Yonkers NY GO	3.000%	8/15/19	885	934
	Yonkers NY GO	3.000%	8/15/20	1,115	1,170
					2,980,248
North Carolina (1.5%)
	Buncombe County NC Limited Obligation Revenue	5.000%	6/1/21	6,070	7,202
	Buncombe County NC Limited Obligation Revenue	5.000%	6/1/22	4,070	4,888
	Cabarrus NC COP	5.000%	1/1/16	4,555	4,592
	Charlotte NC Water & Sewer System Revenue	4.000%	7/1/16	1,280	1,313
	Charlotte NC Water & Sewer System Revenue	5.000%	12/1/17	3,000	3,275
	Charlotte NC Water & Sewer System Revenue	5.000%	12/1/18	2,625	2,962
	Fayetteville NC Public Works Commission Revenue	5.000%	3/1/17	5,000	5,305
	Guilford County NC GO	5.000%	8/1/16	5,000	5,179
	Guilford County NC GO	5.000%	8/1/17	5,000	5,391
	Guilford County NC GO	5.000%	3/1/18	3,340	3,677
	Mecklenburg County NC COP	5.000%	10/1/21	4,000	4,761

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Hanover County NC Hospital Revenue (New Hanover Regional Medical Center Project)	5.000%	10/1/19	1,000	1,137
New Hanover County NC Hospital Revenue (New Hanover Regional Medical Center Project)	5.000%	10/1/21	3,200	3,724
North Carolina Capital Facilities Finance Agency Solid Waste Disposal Revenue
(Republic Services, Inc. Project) PUT	0.500%	12/1/15	25,000	25,000
North Carolina Capital Improvement Revenue	5.000%	5/1/17	9,600	10,242
North Carolina Capital Improvement Revenue	5.000%	5/1/18	17,975	19,864
2 North Carolina Capital Improvement Revenue TOB VRDO	0.010%	11/6/15	4,000	4,000
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/16 (ETM)	2,725	2,748
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/16 (ETM)	3,000	3,025
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/16 (ETM)	7,000	7,058
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/17 (ETM)	2,650	2,792
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/17 (ETM)	7,175	7,559
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/18 (ETM)	1,250	1,364
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/19 (ETM)	1,025	1,156
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/19 (ETM)	3,515	3,964
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/20 (ETM)	2,500	2,892
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/20 (ETM)	13,050	15,095
North Carolina GAN	5.000%	3/1/22	2,250	2,664
North Carolina GAN PUT	4.000%	3/1/18	21,000	22,207
North Carolina GO	5.000%	3/1/18	16,770	18,402
North Carolina GO	5.000%	6/1/19	2,000	2,289
North Carolina Medical Care Commission Health Care Facilities Revenue
(Cape Fear Valley Health System)	5.000%	10/1/19	3,350	3,775
North Carolina Medical Care Commission Health Care Facilities Revenue
(Cape Fear Valley Health System)	5.000%	10/1/20	7,885	9,006
1 North Carolina Medical Care Commission Health Care Facilities Revenue
(Wake Forest Baptist Obligated Group) PUT	0.750%	12/1/17	2,320	2,309
North Carolina Medical Care Commission Health Care Facilities Revenue (WakeMed)	5.000%	10/1/17	2,000	2,161
North Carolina Medical Care Commission Health Care Facilities Revenue (WakeMed)	5.000%	10/1/18	3,000	3,336
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.000%	6/1/16	1,705	1,751
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.000%	6/1/17	6,500	6,936
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.000%	6/1/19	3,910	4,406
North Carolina Medical Care Commission Hospital Revenue (Southeastern Regional Medical Center)	4.000%	6/1/19	1,450	1,576
North Carolina Medical Care Commission Hospital Revenue (Southeastern Regional Medical Center)	4.000%	6/1/20	500	547
North Carolina Municipal Power Agency No. 1 Revenue (Catawba Electric)	5.000%	1/1/18 (ETM)	5,185	5,650
North Carolina Municipal Power Agency No. 1 Revenue (Catawba Electric)	5.000%	1/1/18	14,815	16,147
North Carolina Municipal Power Agency No. 1 Revenue (Catawba Electric)	5.000%	1/1/19 (ETM)	4,475	5,035
North Carolina Municipal Power Agency No. 1 Revenue (Catawba Electric)	5.000%	1/1/19	12,025	13,510
Raleigh NC GO	5.000%	12/1/16	2,470	2,596
Raleigh NC GO	5.000%	12/1/16	2,605	2,737
Raleigh NC GO	5.000%	4/1/20	4,700	5,497
1 University of North Carolina University System Revenue PUT	0.579%	12/1/15	5,500	5,500
Wake County NC GO	5.000%	2/1/20	4,500	5,242
Wake County NC Public Improvement GO	5.000%	3/1/16	5,110	5,194
Wake County NC Public Improvement GO	5.000%	4/1/18	3,495	3,859
				312,497
North Dakota (0.0%)
Burleigh County ND Health Care Revenue (St. Alexis Medical Center Project)	5.000%	7/1/21 (ETM)	650	770
Burleigh County ND Health Care Revenue (St. Alexis Medical Center Project)	5.000%	7/1/21 (Prere.)	1,200	1,430
North Dakota Housing Finance Agency Revenue	4.000%	1/1/38	6,000	6,528
				8,728
Ohio (4.1%)
Akron OH Bath & Copley Joint Township Hospital District Revenue
(Children’s Hospital Medical Center of Akron)	5.000% 11/15/18		1,000	1,111
Akron OH Bath & Copley Joint Township Hospital District Revenue
(Children’s Hospital Medical Center of Akron)	5.000% 11/15/25		3,450	3,947
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	9/1/16	11,830	12,269
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/18 (Prere.)	2,570	2,833
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/20	7,000	8,068
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/21	16,265	19,006
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/22	12,000	14,195
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/23	21,220	24,234
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/23	160	176
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/24	12,385	14,113
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/18	1,480	1,619
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/19	1,500	1,691
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/20	2,000	2,305
American Municipal Power Ohio Inc. Revenue (Hydroelectric Projects)	5.000%	2/15/17	6,000	6,338
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	5.000%	2/15/26	3,000	3,544
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project) PUT	5.000%	8/15/19	17,625	19,725
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project) PUT	5.000%	8/15/20	16,310	18,668

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project) TOB VRDO	0.160%	11/6/15 (12)	9,315	9,315
Butler County OH Capital Funding Revenue VRDO	0.010%	11/6/15 LOC	5,465	5,465
Butler County OH Hospital Facilities Revenue (UC Health)	5.500%	11/1/22	3,415	3,934
Cleveland OH Airport System Revenue	5.000%	1/1/20	1,500	1,700
Cleveland OH GO	5.000%	12/1/20	1,800	2,102
Cleveland OH GO	5.000%	12/1/21	2,880	3,403
Cleveland OH GO	5.000%	12/1/22	3,595	4,288
Cleveland OH Income Tax Revenue (Police & Fire Pension Payment)	5.000%	5/15/17	1,190	1,267
Cleveland OH Water Revenue	5.000%	1/1/18	1,780	1,943
Cleveland OH Water Revenue	5.000%	1/1/19	3,100	3,489
Cleveland OH Water Revenue	5.000%	1/1/20	1,500	1,730
Cleveland OH Water Revenue	5.000%	1/1/21	1,000	1,182
Cleveland OH Water Works Revenue	5.000%	1/1/18	1,000	1,092
Cleveland State University Ohio General Receipts Revenue	5.000%	6/1/19	2,000	2,268
Cleveland-Cuyahoga County OH Port Authority Revenue
(Carnegie/89th Garage & Service Center LLC Project) VRDO	0.010%	11/6/15 LOC	1,900	1,900
Cleveland-Cuyahoga County OH Port Authority Revenue (Cleveland Museum of Art Project)	5.000%	10/1/19	6,000	6,869
Cleveland-Cuyahoga County OH Port Authority Revenue (Cleveland Museum of Art Project) VRDO	0.020%	11/6/15	1,100	1,100
Cleveland-Cuyahoga County OH Port Authority Revenue
(Euclid Avenue Development Corp. Project)	5.000%	8/1/18	960	1,062
Cleveland-Cuyahoga County OH Port Authority Revenue
(Euclid Avenue Development Corp. Project)	5.000%	8/1/19	1,390	1,581
Cleveland-Cuyahoga County OH Port Authority Revenue
(Euclid Avenue Development Corp. Project)	5.000%	8/1/22	1,475	1,737
Cleveland-Cuyahoga County OH Port Authority Revenue (SPC Buildings 1 & 3 LLC) VRDO	0.010%	11/6/15 LOC	11,900	11,900
Columbus OH GO	5.000%	9/1/16	5,000	5,198
Columbus OH GO	5.000%	6/1/17	7,510	8,047
Columbus OH GO	5.000%	7/1/17	7,245	7,788
Columbus OH GO	5.000%	7/1/17	5,740	6,170
Columbus OH GO	5.000%	6/1/18	8,000	8,881
Columbus OH GO	5.000%	7/1/18	7,280	8,104
Columbus OH GO	5.000%	7/1/18	4,500	5,010
Columbus OH GO	5.000%	2/15/19	1,910	2,166
Columbus OH GO	5.000%	6/1/19	3,000	3,433
Columbus OH GO	5.000%	7/1/19	6,690	7,670
Columbus OH GO	5.000%	2/15/20	1,905	2,216
2 Columbus OH GO TOB VRDO	0.040%	11/6/15	4,360	4,360
Cuyahoga County OH (Convention Hotel Project) COP	5.000%	12/1/19	5,340	6,098
Cuyahoga County OH (Convention Hotel Project) COP	5.000%	12/1/20	5,575	6,453
Cuyahoga County OH (Convention Hotel Project) COP	5.000%	12/1/21	4,075	4,774
Cuyahoga County OH Economic Development Revenue (Med Mart/Convention Center Project)	5.000%	12/1/19	7,000	8,047
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/20	2,045	2,426
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/21	1,000	1,201
Dayton OH City School District GO	5.000%	11/1/19	3,500	4,013
Dayton OH City School District GO	5.000%	11/1/20	5,000	5,841
Fairfield County OH Hospital Facilities Revenue (Fairfield Medical Center)	5.000%	6/15/21	1,045	1,162
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.) PUT	5.000%	7/12/17	7,500	8,044
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.) VRDO	0.010%	11/6/15	500	500
Franklin County OH Hospital Revenue (Nationwide Children’s Hospital Project) VRDO	0.020%	11/6/15	7,645	7,645
Franklin County OH Hospital Revenue (Nationwide Children’s Hospital Project) VRDO	0.020%	11/6/15	2,900	2,900
Franklin County OH Revenue (Trinity Health Credit Group)	5.000%	6/1/19	4,035	4,051
Franklin County OH Revenue (Trinity Health Credit Group)	5.000%	6/1/21	4,465	4,482
Greater Cleveland OH Regional Transit Authority Sales Tax Revenue	5.000%	12/1/19	1,185	1,364
Greater Cleveland OH Regional Transit Authority Sales Tax Revenue	5.000%	12/1/21	1,355	1,619
Greater Cleveland OH Regional Transit Authority Sales Tax Revenue	5.000%	12/1/22	1,590	1,922
Hamilton County OH Hospital Facilities Revenue (Cincinnati Children’s Hospital Medical Center)	4.000%	5/15/17	785	825
Hamilton County OH Hospital Facilities Revenue (Cincinnati Children’s Hospital Medical Center)	5.000%	5/15/18	750	828
Hamilton County OH Hospital Facilities Revenue (Cincinnati Children’s Hospital Medical Center)	5.000%	5/15/19	1,000	1,135
Hamilton County OH Hospital Facilities Revenue (Cincinnati Children’s Hospital Medical Center)	5.000%	5/15/20	1,000	1,164
Hamilton County OH Hospital Facilities Revenue (Cincinnati Children’s Hospital Medical Center)	5.000%	5/15/21	1,000	1,186
Hamilton County OH Hospital Facilities Revenue (Cincinnati Children’s Hospital Medical Center)	5.000%	5/15/22	500	599
Hamilton County OH Hospital Facilities Revenue (UC Health)	4.000%	2/1/18	525	557
Hamilton County OH Hospital Facilities Revenue (UC Health)	5.000%	2/1/19	750	831
Hamilton County OH Hospital Facilities Revenue (UC Health)	5.000%	2/1/20	800	903
Hamilton County OH Hospital Facilities Revenue (UC Health)	5.000%	2/1/22	500	575
2 Hamilton County OH Hospital Facilities Revenue (UC Health) TOB VRDO	0.130%	11/6/15 LOC	11,395	11,395
Hamilton County OH Sewer System Revenue	5.000%	12/1/20	3,605	4,255
Hamilton County OH Sewer System Revenue	5.000%	12/1/21	2,085	2,499
Hamilton OH City School District GO	5.000%	12/1/21	3,475	4,125
Hilliard OH School District GO	0.000%	12/1/15 (14)	3,720	3,719
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/18	1,040	1,134

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/20	14,225	16,385
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/21	2,260	2,638
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/23	1,725	2,059
Kent State University Ohio Revenue	5.000%	5/1/17	500	533
Kent State University Ohio Revenue	5.000%	5/1/20	1,650	1,910
Lake County OH Hospital Facilities Revenue (Lake Hospital System Inc.)	5.000%	8/15/20	1,230	1,402
Lake County OH Hospital Facilities Revenue (Lake Hospital System Inc.)	5.000%	8/15/21	750	863
Lake County OH Hospital Facilities Revenue (Lake Hospital System Inc.)	5.000%	8/15/22	1,000	1,159
2 Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners) TOB VRDO	0.030%	11/6/15	10,500	10,500
2 Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners) TOB VRDO	0.060%	11/6/15 (4)	7,715	7,715
2 Montgomery County OH Revenue (Catholic Health Initiatives) TOB VRDO	0.210%	11/6/15	3,990	3,990
Ohio Air Quality Development Authority Pollution Control Revenue
(FirstEnergy Generation Corp. Project) PUT	3.100%	3/1/19	5,500	5,519
Ohio Building Authority Revenue (Administration Building Fund)	5.000%	10/1/18	1,750	1,959
Ohio Building Authority Revenue (Adult Correctional Building)	5.250%	10/1/16 (14)	14,830	15,496
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/16	1,285	1,340
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/16	2,540	2,648
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/16	1,650	1,720
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/17	2,670	2,893
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/17	1,040	1,127
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/20	1,265	1,487
Ohio Capital Facilities Lease-Appropriation Revenue (Administrative Building Fund Projects)	5.000%	4/1/19	1,395	1,581
Ohio Common Schools GO	5.000%	9/15/19	3,910	4,499
Ohio Common Schools GO	5.000%	9/15/21	5,920	7,085
Ohio GO	5.000%	9/15/16	10,000	10,418
Ohio GO	5.000%	9/15/17	19,680	21,303
Ohio GO	5.000%	5/1/18	10,960	12,132
Ohio GO	5.000%	9/15/18	10,000	11,205
Ohio GO	5.000%	9/15/18	5,000	5,602
Ohio GO	5.000%	5/1/19	6,680	7,612
Ohio GO	5.000%	5/1/19	5,000	5,698
Ohio GO	5.000%	9/15/19	5,000	5,753
Ohio GO	5.000%	5/1/20	7,000	8,154
Ohio GO	5.000%	9/15/20	26,315	30,966
Ohio GO	5.000%	5/1/21	2,645	3,155
2 Ohio Higher Educational Facility Commission Revenue
(Cleveland Clinic Health System Obligated Group) TOB VRDO	0.020%	11/6/15	2,200	2,200
Ohio Higher Educational Facility Commission Revenue (University of Dayton Project)	5.000%	12/1/16 (Prere.)	4,500	4,726
Ohio Higher Educational Facility Commission Revenue (Xavier University Project)	5.000%	5/1/19	625	705
Ohio Higher Educational Facility Commission Revenue (Xavier University Project)	5.000%	5/1/20	1,350	1,551
Ohio Higher Educational Facility Commission Revenue (Xavier University Project)	5.000%	5/1/22	500	583
2 Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group) TOB VRDO	0.020%	11/6/15	6,745	6,745
2 Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group) TOB VRDO	0.020%	11/6/15	2,850	2,850
2 Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group) TOB VRDO	0.020%	11/6/15	4,995	4,995
Ohio Hospital Revenue (University Hospitals Health System Inc.)	5.000%	1/15/19	1,595	1,772
Ohio Hospital Revenue (University Hospitals Health System Inc.) VRDO	0.340%	11/2/15	4,250	4,250
Ohio Hospital Revenue (University Hospitals Health System Inc.) VRDO	0.350%	11/2/15	5,250	5,250
Ohio Hospital Revenue (University Hospitals Health System Inc.) VRDO	0.340%	11/2/15	2,750	2,750
Ohio Infrastructure Improvement GO	5.000%	9/1/16	3,210	3,338
Ohio Infrastructure Improvement GO	5.000%	8/1/18	3,450	3,849
Ohio Major New State Infrastructure Project Revenue	5.000% 12/15/17		8,635	9,415
Ohio Major New State Infrastructure Project Revenue	5.000% 12/15/17		1,500	1,635
Ohio Major New State Infrastructure Project Revenue	4.000% 12/15/18		2,750	3,006
Ohio Major New State Infrastructure Project Revenue	4.000% 12/15/19		2,450	2,727
Ohio Major New State Infrastructure Project Revenue	5.000% 12/15/19		2,500	2,883
Ohio Major New State Infrastructure Project Revenue	5.000% 12/15/19		6,160	7,104
Ohio Major New State Infrastructure Project Revenue	5.000% 12/15/20		2,750	3,228
Ohio Major New State Infrastructure Project Revenue	5.000% 12/15/21		4,000	4,756
Ohio Public Facilities Commission GO	5.000%	2/1/21	1,390	1,646
Ohio Public Facilities Commission GO	5.000%	4/1/21	2,280	2,708
Ohio Public Facilities Commission GO	5.000%	2/1/22	1,460	1,750
Ohio State University General Receipts Revenue	5.000%	12/1/16 (ETM)	355	373
Ohio State University General Receipts Revenue	5.000%	12/1/16	3,160	3,319
Ohio State University General Receipts Revenue	5.000%	12/1/17 (ETM)	280	305
Ohio State University General Receipts Revenue	5.000%	12/1/17	4,720	5,148
Ohio State University General Receipts Revenue	5.000%	12/1/19	1,440	1,614
Ohio State University General Receipts Revenue VRDO	0.010%	11/6/15	1,400	1,400
Ohio Turnpike Commission Turnpike Revenue	5.500%	2/15/18 (14)	3,625	4,021
Ohio Water Development Authority Drinking Water Assistance Fund Revenue	5.000%	6/1/17	4,500	4,822
2 Ohio Water Development Authority Fresh Water Revenue TOB VRDO	0.110%	11/6/15	17,730	17,730
Ohio Water Development Authority Pollution Control Revenue
(FirstEnergy Generation Corp. Project)	3.000%	5/15/19	24,000	24,376

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Water Development Authority Pollution Control Revenue (Water Quality)	5.000%	12/1/18	1,105	1,247
Ohio Water Development Authority Pollution Control Revenue (Water Quality)	5.000%	12/1/19	1,925	2,231
Ohio Water Development Authority Pollution Control Revenue (Water Quality)	5.000%	6/1/20	10,205	11,964
Ohio Water Development Authority Pollution Control Revenue (Water Quality)	5.000%	6/1/20	6,610	7,749
Ohio Water Development Authority Pollution Control Revenue (Water Quality)	5.000%	12/1/20	7,500	8,888
Ohio Water Development Authority Pollution Control Revenue (Water Quality)	5.000%	12/1/20	4,000	4,740
Ohio Water Development Authority Pollution Control Revenue (Water Quality)	5.000%	6/1/21	12,250	14,635
Ohio Water Development Authority Pollution Control Revenue (Water Quality)	5.000%	12/1/21	4,050	4,879
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.000%	12/1/17	1,000	1,092
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.000%	6/1/19	1,695	1,939
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.000%	12/1/19	5,490	6,362
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.500%	6/1/22	1,505	1,863
Olentangy OH Local School District GO	5.000%	6/1/16 (Prere.)	1,235	1,269
Penta Career Center Ohio COP	5.000%	4/1/19	2,470	2,761
Penta Career Center Ohio COP	5.000%	4/1/20	1,095	1,250
Ross County OH Hospital Facilities Revenue (Adena Health System)	5.375%	12/1/19	1,560	1,725
Ross County OH Hospital Facilities Revenue (Adena Health System)	5.750%	12/1/22	4,750	5,353
Southeastern Ohio Port Authority Hospital Facilities Revenue
(Marietta Area Health Care Inc. Obligated Group)	5.000%	12/1/22	735	789
Toledo OH City School District GO	5.000%	12/1/18	3,055	3,423
Toledo OH City School District GO	5.000%	12/1/19	2,220	2,552
University of Cincinnati Ohio General Receipts Revenue	5.000%	6/1/18	1,585	1,756
University of Toledo Ohio General Receipts Revenue	5.000%	6/1/16	3,430	3,521
University of Toledo Ohio General Receipts Revenue	5.000%	6/1/17	1,855	1,978
University of Toledo Ohio General Receipts Revenue	5.000%	6/1/19	2,805	3,165
Warren County OH Health Care Facilities Improvement Revenue (Otterbein Homes Project)	5.000%	7/1/19	1,750	1,955
Warren County OH Health Care Facilities Improvement Revenue (Otterbein Homes Project)	5.000%	7/1/20	2,550	2,888
Warren County OH Health Care Facilities Improvement Revenue (Otterbein Homes Project)	5.000%	7/1/21	2,495	2,850
				873,344
Oklahoma (0.1%)
Cleveland County OK Educational Facilities Authority Lease Revenue
(Norman Public Schools Project)	5.000%	7/1/17	760	814
Cleveland County OK Educational Facilities Authority Lease Revenue
(Norman Public Schools Project)	5.000%	7/1/18	1,325	1,461
Cleveland County OK Educational Facilities Authority Lease Revenue
(Norman Public Schools Project)	5.000%	7/1/19	2,250	2,560
Comanche County OK Hospital Authority Revenue	5.000%	7/1/19	3,145	3,444
Oklahoma Capitol Improvement Authority Facilities Revenue	5.000%	7/1/21	1,000	1,177
Oklahoma City OK Water Utilities Trust Water & Sewer Revenue	5.000%	7/1/18	1,000	1,111
Oklahoma Development Finance Authority Health System Revenue
(Integris Health Obligated Group)	5.000%	8/15/18	1,000	1,116
Oklahoma Development Finance Authority Health System Revenue
(Integris Health Obligated Group)	5.000%	8/15/19	2,000	2,293
Oklahoma Development Finance Authority Health System Revenue
(Integris Health Obligated Group)	5.000%	8/15/20	1,310	1,536
Oklahoma Development Finance Authority Health System Revenue
(Integris Health Obligated Group)	5.000%	8/15/21	2,000	2,379
Oklahoma Development Finance Authority Health System Revenue
(Integris Health Obligated Group)	5.000%	8/15/22	1,325	1,594
Tulsa County OK Industrial Authority Educational Facilities Lease Revenue	5.000%	9/1/21	1,440	1,679
Tulsa County OK Industrial Authority Educational Facilities Lease Revenue	5.000%	9/1/22	2,000	2,349
				23,513
Oregon (0.5%)
Forest Grove OR Campus Improvement Revenue (Pacific University Project)	4.000%	5/1/19	410	442
Forest Grove OR Campus Improvement Revenue (Pacific University Project)	4.000%	5/1/20	500	546
Forest Grove OR Campus Improvement Revenue (Pacific University Project)	4.000%	5/1/21	350	383
Forest Grove OR Campus Improvement Revenue (Pacific University Project)	5.000%	5/1/22	350	405
Gilliam County OR Solid Waste Disposal Revenue (Waste Management Inc. Project) PUT	1.500%	10/1/18	3,000	3,008
Oregon Department of Administrative Services COP	5.000%	5/1/16	3,190	3,266
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/16	2,185	2,230
Oregon Department of Administrative Services Lottery Revenue	4.000%	4/1/17	2,000	2,100
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/21	7,000	8,318
2 Oregon Department of Administrative Services Lottery Revenue TOB VRDO	0.020%	11/6/15	5,000	5,000
Oregon Facilities Authority Revenue (Legacy Health Project)	5.000%	5/1/16	2,600	2,661
Oregon Facilities Authority Revenue (Legacy Health Project)	5.000%	5/1/17	3,090	3,291
Oregon Facilities Authority Revenue (Legacy Health Project)	5.000%	5/1/18	3,500	3,849
Oregon Facilities Authority Revenue (PeaceHealth)	5.000%	11/1/15	1,000	1,000
Oregon Facilities Authority Revenue (PeaceHealth)	5.000%	3/15/16	1,700	1,728
Oregon Facilities Authority Revenue (PeaceHealth)	5.000%	11/1/16	2,000	2,090
Oregon Facilities Authority Revenue (PeaceHealth)	5.000% 11/15/19		1,000	1,146
Oregon Facilities Authority Revenue (PeaceHealth)	5.000% 11/15/20		1,275	1,488

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Oregon Facilities Authority Revenue (Providence Health & Services) PUT	0.890%	10/1/17	8,750	8,754
1 Oregon Facilities Authority Revenue (Providence Health & Services) PUT	1.010%	9/15/18	10,000	10,024
Oregon GO	5.000%	8/1/18	3,215	3,590
Oregon Housing & Community Service Department Single Family Mortgage Revenue	4.000%	7/1/44	4,525	4,886
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	3.000%	11/1/16	10,500	10,524
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	4.000%	11/1/17	8,300	8,453
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	5.000%	10/1/18	3,000	3,342
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	3.000%	11/1/18	4,250	4,393
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	5.000%	11/1/18	5,000	5,330
				102,247
Pennsylvania (5.4%)
Allegheny County PA GO	4.000%	12/1/16	17,830	18,531
Allegheny County PA GO	5.000%	12/1/18	7,000	7,861
Allegheny County PA GO	5.000%	12/1/19	5,250	6,051
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	5/15/16	17,175	17,610
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	5/15/17	23,040	24,578
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	5.000% 10/15/17		1,000	1,083
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	5.000% 10/15/18		1,000	1,119
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	0.921%	2/1/21	8,480	8,426
2 Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center) TOB VRDO	0.110%	11/2/15 LOC	31,200	31,200
Allegheny County PA Port Authority Revenue	5.000%	3/1/17	2,500	2,643
Allegheny County PA Sanitary Authority Sewer Revenue	5.000%	6/1/18 (4)	3,000	3,314
Allegheny County PA Sanitary Authority Sewer Revenue	5.000%	12/1/18 (4)	3,685	4,134
Allegheny County PA Sanitary Authority Sewer Revenue	5.000%	12/1/20	2,500	2,918
Beaver County PA Hospital Authority Revenue (Heritage Valley Health System Inc.)	5.000%	5/15/18	1,010	1,112
Beaver County PA Industrial Development Authority Pollution Control Revenue
(FirstEnergy Generation Project) PUT	2.500%	6/1/17	17,250	17,274
Beaver County PA Industrial Development Authority Pollution Control Revenue
(FirstEnergy Generation Project) PUT	2.700%	4/2/18	8,250	8,228
2 Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project) TOB VRDO	0.020%	11/6/15 LOC	1,200	1,200
1 Bethlehem PA Area School District Authority Revenue PUT	0.565%	1/1/18	4,000	4,009
Bethlehem PA Water Authority Revenue	5.000% 11/15/17 (15)		650	702
Bethlehem PA Water Authority Revenue	5.000% 11/15/18 (15)		500	556
Bethlehem PA Water Authority Revenue	5.000% 11/15/19 (15)		1,165	1,322
Bethlehem PA Water Authority Revenue	5.000% 11/15/20 (15)		1,000	1,151
Bucks County PA Water & Sewer Authority Water System Revenue	5.000%	6/1/21 (15)	4,500	5,266
Butler County PA Hospital Authority Revenue (Butler Health System Project)	3.000%	7/1/17	1,650	1,709
Butler County PA Hospital Authority Revenue (Butler Health System Project)	3.000%	7/1/18	300	314
Butler County PA Hospital Authority Revenue (Butler Health System Project)	3.000%	7/1/19	1,460	1,532
Butler County PA Hospital Authority Revenue (Butler Health System Project)	4.000%	7/1/20	525	574
Butler County PA Hospital Authority Revenue (Butler Health System Project)	4.000%	7/1/21	575	631
Butler County PA Hospital Authority Revenue (Butler Health System Project)	5.000%	7/1/22	1,150	1,327
Butler County PA Hospital Authority Revenue (Butler Health System Project)	5.000%	7/1/23	1,410	1,631
Clarion County PA Industrial Development Authority Revenue
(Clarion University Foundation Inc. Student Housing Project)	5.000%	7/1/20	1,015	1,125
Clarion County PA Industrial Development Authority Revenue
(Clarion University Foundation Inc. Student Housing Project)	5.000%	7/1/21	1,070	1,188
Clarion County PA Industrial Development Authority Revenue
(Clarion University Foundation Inc. Student Housing Project)	5.000%	7/1/22	1,120	1,243
Clarion County PA Industrial Development Authority Revenue
(Clarion University Foundation Inc. Student Housing Project)	5.000%	7/1/23	1,180	1,305
Clarion County PA Industrial Development Authority Revenue
(Clarion University Foundation Inc. Student Housing Project) BAN	1.050%	5/1/16	2,500	2,501
Commonwealth Financing Authority Pennsylvania Revenue	5.000%	6/1/18	670	735
Commonwealth Financing Authority Pennsylvania Revenue	5.000%	6/1/19	500	567
Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	5.000%	1/1/16 (ETM)	2,430	2,450
Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	5.000%	1/1/16	270	272
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000% 12/15/15		1,140	1,146
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000% 12/15/15		3,440	3,458
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000% 12/15/16		1,175	1,227
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000% 12/15/16		3,510	3,665
Delaware County PA Authority University Revenue (Villanova University)	5.000%	8/1/18	300	334
Delaware County PA Authority University Revenue (Villanova University)	5.000%	8/1/19	600	687
Delaware County PA Authority University Revenue (Villanova University)	5.000%	8/1/19	240	275

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Delaware County PA Authority University Revenue (Villanova University)	5.000%	8/1/20	500	585
Delaware County PA Authority University Revenue (Villanova University)	5.000%	8/1/21	700	831
Delaware County PA Authority University Revenue (Villanova University)	5.000%	8/1/22	400	481
Delaware County PA Industrial Development Authority Airport Facilities Revenue
(United Parcel Service Inc.) VRDO	0.010%	11/2/15	10,200	10,200
Delaware River Joint Toll Bridge Commission Pennsylvania & New Jersey Revenue	5.500%	7/1/19 (14)	1,300	1,506
Delaware River Joint Toll Bridge Commission Pennsylvania & New Jersey Revenue	5.000%	7/1/20	385	449
Delaware River Joint Toll Bridge Commission Pennsylvania & New Jersey Revenue	5.000%	7/1/21	340	402
Delaware River Joint Toll Bridge Commission Pennsylvania & New Jersey Revenue	5.000%	7/1/22	275	329
Delaware River Port Authority Pennsylvania & New Jersey Revenue	5.000%	1/1/17	1,065	1,117
Delaware River Port Authority Pennsylvania & New Jersey Revenue	5.000%	1/1/18	1,230	1,324
Delaware River Port Authority Pennsylvania & New Jersey Revenue	5.000%	1/1/19	1,745	1,924
Delaware River Port Authority Pennsylvania & New Jersey Revenue	5.000%	1/1/20	7,320	8,175
Delaware River Port Authority Pennsylvania & New Jersey Revenue	5.000%	1/1/22	1,135	1,282
1 Hempfield PA School District GO PUT	0.679%	8/1/19	5,690	5,695
Lancaster County PA Solid Waste Management Authority Solid Waste Disposal System Revenue	5.000% 12/15/18		1,625	1,827
Lancaster County PA Solid Waste Management Authority Solid Waste Disposal System Revenue	5.000% 12/15/20		2,850	3,336
1 Manheim Township PA School District GO PUT	0.531%	5/1/18	6,850	6,847
Monroeville PA Finance Authority Revenue (UPMC Health System)	4.000%	2/15/17	750	783
Monroeville PA Finance Authority Revenue (UPMC Health System)	4.000%	2/15/18	1,250	1,341
Monroeville PA Finance Authority Revenue (UPMC Health System)	5.000%	2/15/19	1,000	1,128
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/16	10,510	10,781
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/18	1,000	1,097
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/19	3,300	3,710
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/20	6,410	7,313
Montgomery County PA Higher Education & Health Authority Revenue (Arcadia University)	4.000%	4/1/16	820	831
Montgomery County PA Higher Education & Health Authority Revenue (Arcadia University)	5.000%	4/1/17	1,395	1,469
Montgomery County PA Higher Education & Health Authority Revenue (Arcadia University)	5.000%	4/1/18	1,460	1,579
Montgomery County PA Higher Education & Health Authority Revenue (Arcadia University)	5.000%	4/1/19	1,535	1,697
Montgomery County PA Higher Education & Health Authority Revenue (Arcadia University)	5.000%	4/1/20	1,515	1,699
Montgomery County PA Higher Education & Health Authority Revenue (Arcadia University)	5.000%	4/1/21	1,550	1,756
Montgomery County PA Higher Education & Health Authority Revenue
(Holy Redeemer Health System)	4.000%	10/1/19	500	537
Montgomery County PA Higher Education & Health Authority Revenue
(Holy Redeemer Health System)	5.000%	10/1/20	1,265	1,418
Montgomery County PA Higher Education & Health Authority Revenue
(Holy Redeemer Health System)	5.000%	10/1/21	1,320	1,486
Montgomery County PA Higher Education & Health Authority Revenue
(Holy Redeemer Health System)	5.000%	10/1/22	1,380	1,558
Montgomery County PA Industrial Development Authority Health Services Revenue
(Albert Einstein Healthcare Network)	5.000%	1/15/17	1,250	1,308
Montgomery County PA Industrial Development Authority Health Services Revenue
(Albert Einstein Healthcare Network)	5.000%	1/15/20	1,200	1,330
Montgomery County PA Industrial Development Authority Health Services Revenue
(Albert Einstein Healthcare Network)	5.000%	1/15/21	2,175	2,426
Montgomery County PA Industrial Development Authority Health Services Revenue
(Albert Einstein Healthcare Network)	5.000%	1/15/22	4,000	4,471
Montgomery County PA Industrial Development Authority Pollution Control Revenue
(Exelon Generation Co., LLC) PUT	2.500%	4/1/20	8,000	8,008
Montgomery County PA Industrial Development Authority Pollution Control Revenue
(Exelon Generation Co., LLC) PUT	2.500%	4/1/20	5,000	5,005
Montgomery County PA Industrial Development Authority Retirement Community Revenue
(ACTS Retirement- Life Communities Obligated Group)	5.250% 11/15/15		1,120	1,122
Moon Industrial Development Authority Pennsylvania Revenue
(Baptist Home Society Obligated Group)	5.000%	7/1/20	1,675	1,734
North Hills PA School District GO	5.250% 12/15/15 (Prere.)		5,030	5,062
1 North Penn PA Water Authority Revenue	0.539%	11/1/19	1,000	983
1 North Penn PA Water Authority Revenue PUT	0.629%	11/1/19	2,500	2,467
1 Northampton County PA General Purpose Authority Hospital Revenue
(St. Luke’s Hospital Project) PUT	1.410%	8/15/20	8,125	8,133
Pennsylvania Convention Center Authority Revenue	6.700%	9/1/16 (ETM)	3,900	4,085
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare Network)	6.250% 10/15/19 (Prere.)		10,000	11,603
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	4.000%	2/1/20	1,650	1,836
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	2/1/21	2,250	2,644
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	2/1/22	2,775	3,305
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Republic Services Inc. Project) PUT	0.500%	1/4/16	4,600	4,600

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	1.750%	12/1/15	4,250	4,254
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	1.500%	5/1/18	3,000	3,018
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	5.000%	7/1/18	27,000	30,057
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	5.000%	7/1/21	19,775	21,499
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	5.000%	1/1/23	5,000	5,040
Pennsylvania GO	5.000%	2/15/16	12,105	12,277
Pennsylvania GO	5.000%	7/1/16	5,355	5,527
Pennsylvania GO	5.000%	11/1/16	4,700	4,919
Pennsylvania GO	5.000%	6/1/17	3,060	3,272
Pennsylvania GO	5.000%	7/1/17	4,155	4,457
Pennsylvania GO	5.000%	7/15/17	15,005	16,118
Pennsylvania GO	5.000% 10/15/17		8,500	9,213
Pennsylvania GO	5.000% 10/15/18		10,000	11,159
Pennsylvania GO	5.000%	4/1/19	30,390	34,259
Pennsylvania GO	5.000%	5/1/19	5,000	5,648
Pennsylvania GO	5.000%	6/1/19	15,000	16,978
Pennsylvania GO	5.000%	7/1/19	10,000	11,341
Pennsylvania GO	5.000%	7/1/19	9,900	11,227
Pennsylvania GO	5.000%	3/15/20	5,380	6,189
Pennsylvania GO	5.000%	4/1/20	7,450	8,578
Pennsylvania GO	5.000%	6/15/20	21,120	24,420
Pennsylvania GO	5.000%	7/1/20	20,925	24,216
Pennsylvania GO	5.000% 10/15/20		22,345	26,001
Pennsylvania GO	5.000%	8/1/22	7,500	8,806
Pennsylvania GO	5.000%	6/1/23	3,000	3,547
Pennsylvania Higher Education Assistance Agency Revenue	5.000% 12/15/17		2,205	2,394
Pennsylvania Higher Education Assistance Agency Revenue	5.000% 12/15/18		3,490	3,898
Pennsylvania Higher Education Assistance Agency Revenue	5.000% 12/15/19		2,490	2,842
Pennsylvania Higher Educational Facilities Authority Revenue
(AICUP Financing Program - Delaware Valley College Project)	5.000%	11/1/18	1,075	1,154
Pennsylvania Higher Educational Facilities Authority Revenue (Higher Education System)	5.000%	6/15/17	4,655	4,969
Pennsylvania Higher Educational Facilities Authority Revenue (Higher Education System)	5.000%	6/15/19	5,480	6,195
Pennsylvania Higher Educational Facilities Authority Revenue (La Salle University)	5.000%	5/1/18	1,000	1,080
Pennsylvania Higher Educational Facilities Authority Revenue (La Salle University)	5.000%	5/1/19	1,850	2,043
Pennsylvania Higher Educational Facilities Authority Revenue (St. Joseph’s University)	5.000%	11/1/17	1,060	1,144
Pennsylvania Higher Educational Facilities Authority Revenue (St. Joseph’s University)	5.000%	11/1/18	700	777
Pennsylvania Higher Educational Facilities Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	10/1/20	2,745	3,233
Pennsylvania Higher Educational Facilities Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	10/1/20	4,605	5,424
Pennsylvania Higher Educational Facilities Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	10/1/21	2,120	2,539
Pennsylvania Higher Educational Facilities Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	10/1/21	3,000	3,593
Pennsylvania Higher Educational Facilities Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	10/1/22	5,000	6,062
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)	5.000%	8/15/19	5,655	6,463
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)	5.000%	5/15/20	8,000	9,285
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)	5.000%	8/15/20	1,925	2,245
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)	5.000%	8/15/21	3,000	3,554
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	5/15/16	3,735	3,829
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	5/15/17	9,740	10,390
Pennsylvania Intergovernmental Cooperation Authority Special Tax Revenue
(Philadelphia Funding Program)	5.000%	6/15/16	3,000	3,090
Pennsylvania State University Revenue	5.000%	3/1/20	1,500	1,690
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/19	1,020	1,170
2 Pennsylvania Turnpike Commission Oil Franchise Tax Revenue TOB VRDO	0.030%	11/6/15	8,500	8,500
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/16 (12)	5,170	5,315
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/16	6,680	6,862
1 Pennsylvania Turnpike Commission Revenue	0.560%	12/1/16	8,000	8,000
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/17	3,515	3,816
1 Pennsylvania Turnpike Commission Revenue	0.610%	12/1/18	8,750	8,710
1 Pennsylvania Turnpike Commission Revenue	0.690%	12/1/18	10,000	9,928

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/18	3,240	3,624
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/18	1,150	1,286
1 Pennsylvania Turnpike Commission Revenue	0.710%	12/1/19	15,000	14,942
1 Pennsylvania Turnpike Commission Revenue	1.160%	12/1/19	20,000	20,121
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/19	1,175	1,343
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/19	1,015	1,160
1 Pennsylvania Turnpike Commission Revenue	0.890%	12/1/20	25,000	24,938
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/20	1,805	2,096
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/21	5,000	5,607
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/21	1,000	1,173
1 Pennsylvania Turnpike Commission Revenue PUT	0.810%	12/1/18	6,575	6,565
Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/17	700	743
Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/18	750	823
4 Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/18	1,615	1,740
Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/19	1,000	1,129
4 Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/19	1,650	1,821
Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/20	750	867
4 Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/20	3,500	3,939
Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/21	1,060	1,242
4 Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/21	3,605	4,111
Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/22	750	887
4 Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/22	5,680	6,536
Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/23	650	773
4 Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/23	5,705	6,605
Philadelphia PA Gas Works Revenue ETM	5.375%	7/1/18	2,780	3,109
Philadelphia PA GO	5.000%	7/15/16	1,120	1,157
Philadelphia PA GO	5.000%	8/1/16 (Prere.)	7,735	8,008
Philadelphia PA GO	5.000%	7/15/17	1,000	1,071
Philadelphia PA GO	5.000%	8/1/17	3,000	3,217
Philadelphia PA GO	5.000% 12/15/17 (4)		5,555	6,036
Philadelphia PA GO	5.000%	7/15/18	2,000	2,207
Philadelphia PA GO	4.000%	8/1/18	2,000	2,155
Philadelphia PA GO	5.000%	7/15/19	1,410	1,595
Philadelphia PA GO	5.000%	8/1/19	5,150	5,830
Philadelphia PA GO	5.000%	8/1/20	3,625	4,178
Philadelphia PA GO	5.000%	8/1/21	3,500	4,086
Philadelphia PA GO	5.000%	8/1/22	4,500	5,284
Philadelphia PA GO	5.000%	8/1/24 (12)	2,000	2,252
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia Project) VRDO	0.010%	11/2/15	9,980	9,980
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Temple University Health System Obligated Group)	5.000%	7/1/16	1,995	2,035
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Temple University Health System Obligated Group)	5.000%	7/1/17	2,325	2,436
Philadelphia PA Municipal Authority Revenue	5.000% 11/15/18		2,500	2,785
Philadelphia PA School District GO	5.000%	9/1/18	2,780	3,067
Philadelphia PA School District GO	5.000%	9/1/19	6,115	6,880
Philadelphia PA School District GO	5.000%	9/1/20	6,000	6,846
Philadelphia PA School District GO	5.000%	9/1/21	8,000	9,165
Philadelphia PA School District GO VRDO	0.010%	11/6/15 LOC	2,995	2,995
Philadelphia PA Water & Waste Water Revenue	5.000%	6/15/16	20,000	20,595
Philadelphia PA Water & Waste Water Revenue	5.000%	6/15/19 (4)	2,500	2,850
Philadelphia PA Water & Waste Water Revenue	5.000%	7/1/19	1,000	1,141
Philadelphia PA Water & Waste Water Revenue	5.000%	1/1/20	7,165	8,263
Philadelphia PA Water & Waste Water Revenue	5.000%	7/1/20	2,000	2,331
Philadelphia PA Water & Waste Water Revenue	5.000%	7/1/21	1,000	1,182
Philadelphia PA Water & Waste Water Revenue	5.000%	7/1/21	1,250	1,478
Pittsburgh & Allegheny County PA Sports & Exhibition Authority Lease Revenue VRDO	0.090%	11/6/15 (4)	16,315	16,315
Pittsburgh PA GO	5.000%	9/1/18	11,000	12,237
Pittsburgh PA Water & Sewer Authority Revenue	5.000%	9/1/19 (4)	2,500	2,866
Pittsburgh PA Water & Sewer Authority Revenue	5.000%	9/1/20 (4)	3,385	3,962
Reading PA School District GO	5.000%	4/1/19	6,230	6,837
State Public School Building Authority Pennsylvania College Revenue
(Delaware County Community College Project)	5.000%	10/1/19 (15)	1,725	1,968
State Public School Building Authority Pennsylvania College Revenue
(Delaware County Community College Project)	5.000%	10/1/20 (15)	1,035	1,203
State Public School Building Authority Pennsylvania College Revenue
(Delaware County Community College Project)	5.000%	10/1/21 (15)	2,670	3,140
State Public School Building Authority Pennsylvania College Revenue
(Montgomery County Community College)	5.000%	5/1/20	2,995	3,425
State Public School Building Authority Pennsylvania College Revenue
(Montgomery County Community College)	5.000%	5/1/21	1,000	1,157

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
State Public School Building Authority Pennsylvania College Revenue
(Montgomery County Community College)	5.000%	5/1/22	1,000	1,164
1 University Area Joint Authority Pennsylvania Sewer Revenue PUT	0.410%	11/1/17	2,900	2,893
University of Pittsburgh of the Commonwealth System of Higher Education Pennsylvania Revenue
(University Capital Project)	5.500%	9/15/20	1,030	1,187
West Chester University Pennsylvania Student Housing Revenue BAN	0.650%	2/1/17	3,350	3,350
Westmoreland County PA Industrial Development Authority Revenue (Excela Health Project)	5.000%	7/1/16	2,010	2,061
Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/20	2,465	2,818
York County PA GO	4.000%	12/1/16	5,000	5,200
1 York County PA GO PUT	0.431%	6/1/17	7,300	7,289
				1,136,370
Rhode Island (0.3%)
2 Narragansett RI Commission Wastewater System Revenue TOB VRDO	0.060%	11/6/15 LOC	1,150	1,150
Rhode Island & Providence Plantations GO	5.000% 11/15/16 (ETM)		2,000	2,096
Rhode Island Economic Development Corp. Airport Revenue	5.000%	7/1/19	700	776
Rhode Island Economic Development Corp. Airport Revenue	5.000%	7/1/20	1,165	1,311
Rhode Island Economic Development Corp. Airport Revenue	5.000%	7/1/21	1,355	1,539
Rhode Island Health & Educational Building Corp. Hospital Financing Revenue
(Care New England Health System Obligated Group)	5.000%	9/1/18	1,325	1,439
Rhode Island Health & Educational Building Corp. Hospital Financing Revenue
(Care New England Health System Obligated Group)	5.000%	9/1/19	1,650	1,810
Rhode Island Health & Educational Building Corp. Hospital Financing Revenue
(Care New England Health System Obligated Group)	5.000%	9/1/20	1,455	1,600
Rhode Island Health & Educational Building Corp. Hospital Financing Revenue
(Care New England Health System Obligated Group)	5.000%	9/1/21	1,650	1,808
Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	5.000%	5/15/19	1,255	1,393
Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	5.000%	5/15/20	2,760	3,104
Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	4.000%	5/15/21 (4)	10,470	11,533
Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	5.000%	5/15/21	2,000	2,273
Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	4.000%	5/15/22 (4)	11,705	12,860
Tobacco Settlement Financing Corp. Rhode Island Revenue	5.000%	6/1/19	10,580	11,929
Tobacco Settlement Financing Corp. Rhode Island Revenue	5.000%	6/1/20	3,500	4,011
Tobacco Settlement Financing Corp. Rhode Island Revenue	5.000%	6/1/21	2,755	3,198
Tobacco Settlement Financing Corp. Rhode Island Revenue	5.000%	6/1/22	2,540	2,958
				66,788
South Carolina (1.0%)
Berkeley County SC School District Revenue	5.000%	12/1/17	600	650
Berkeley County SC School District Revenue	5.000%	12/1/18	1,000	1,115
Berkeley County SC School District Revenue	5.000%	12/1/20	1,000	1,156
Charleston County SC GO	5.000%	11/1/17	1,045	1,137
Charleston County SC GO	5.000%	11/1/17	6,485	7,058
Charleston County SC GO	5.000%	11/1/18	7,085	7,974
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/19	2,000	2,312
1 Charleston SC Waterworks & Sewer Capital Improvement Revenue PUT	0.805%	1/1/18	8,700	8,735
Greenville County SC School District GO	5.500%	12/1/16	13,450	14,197
2 Greenwood SC Metropolitan Sewer System Revenue TOB VRDO	0.060%	11/6/15 (4)	5,625	5,625
Lexington County SC Health Services District Inc. Hospital Revenue	5.000%	11/1/17	2,660	2,884
Lexington County SC Health Services District Inc. Hospital Revenue	5.000%	11/1/18	1,345	1,504
Myrtle Beach SC Hospitality Fee Revenue	5.000%	6/1/20	500	575
Myrtle Beach SC Hospitality Fee Revenue	5.000%	6/1/21	1,000	1,165
Oconee County SC Pollution Control Facilities Revenue (Duke Energy Carolinas Project)	3.600%	2/1/17	15,100	15,643
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/16	8,100	8,165
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/17	7,225	7,598
Richland County SC School District No. 2 GO	5.000%	2/1/22	19,280	23,131
South Carolina Association of Governmental Organizations Educational Facilities Corp. Revenue
(Pickens School District)	5.000%	12/1/19	1,250	1,432
South Carolina Association of Governmental Organizations Educational Facilities Corp. Revenue
(Pickens School District)	5.000%	12/1/20	3,250	3,777
South Carolina Association of Governmental Organizations Educational Facilities Corp. Revenue
(Pickens School District)	5.000%	12/1/21	2,635	3,098
South Carolina Association of Governmental Organizations Educational Facilities Corp. Revenue
(Pickens School District)	5.000%	12/1/22	1,500	1,781
South Carolina Jobs Economic Development Authority Hospital Revenue (AnMed Health Project)	5.000%	2/1/16	2,000	2,022
South Carolina Jobs Economic Development Authority Hospital Revenue (AnMed Health Project)	5.000%	2/1/17	2,320	2,440
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/17	300	320

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/18	500	544
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/19	1,000	1,111
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/20	2,700	3,047
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/21	1,000	1,139
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	4.000%	8/1/22	1,500	1,623
South Carolina Jobs Economic Development Authority Revenue (Bon Secours Health System Inc.)	4.500%	11/1/17	1,000	1,068
South Carolina Jobs Economic Development Authority Revenue (Bon Secours Health System Inc.)	5.000%	11/1/18	1,500	1,658
South Carolina Jobs Economic Development Authority Revenue (Bon Secours Health System Inc.)	5.000%	11/1/19	1,000	1,132
South Carolina Jobs Economic Development Authority Revenue (Bon Secours Health System Inc.)	5.000%	11/1/20	1,750	2,011
South Carolina Ports Authority Revenue	5.000%	7/1/17	1,535	1,641
South Carolina Public Service Authority Revenue	5.000%	1/1/16 (ETM)	5,000	5,041
South Carolina Public Service Authority Revenue	5.000%	1/1/17 (ETM)	2,000	2,107
South Carolina Public Service Authority Revenue	5.000%	12/1/17	6,035	6,567
South Carolina Public Service Authority Revenue	5.250%	1/1/19 (14)	8,255	8,324
South Carolina Public Service Authority Revenue	5.000%	12/1/21	2,500	2,967
South Carolina Public Service Authority Revenue	5.000%	12/1/22	1,500	1,802
South Carolina Transportation Infrastructure Revenue	5.000%	10/1/16	17,940	18,705
South Carolina Transportation Infrastructure Revenue	5.000%	10/1/19	25,805	29,639
				215,620
South Dakota (0.0%)
South Dakota Building Authority Revenue	5.000%	6/1/20	500	581
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	4.000%	11/1/20	635	707
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/20	645	749
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	4.000%	11/1/21	500	554
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/21	550	647
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/22	375	443
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/22	535	632
				4,313
Tennessee (1.4%)
Chattanooga TN Electric System Revenue	5.000%	9/1/20	3,820	4,489
Chattanooga TN Electric System Revenue	5.000%	9/1/21	2,500	2,989
Chattanooga TN Electric System Revenue	5.000%	9/1/22	2,000	2,424
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	5.000%	4/1/22	1,715	2,016
Knox County TN Health Educational & Housing Facilities Board Hospital Facilities Revenue
(Covenant Healthcare)	5.000%	1/1/20	2,500	2,858
Memphis TN Electric System Revenue	5.000%	12/1/16	44,095	46,322
Memphis TN Electric System Revenue	5.000%	12/1/17	12,500	13,621
Memphis TN GO	5.000%	10/1/17	2,500	2,710
Metropolitan Government of Nashville & Davidson County TN Electric Revenue	5.500%	5/15/17 (13)	6,345	6,831
Metropolitan Government of Nashville & Davidson County TN GO	5.000%	7/1/17	10,000	10,742
Metropolitan Government of Nashville & Davidson County TN GO	5.000%	7/1/19	25,130	28,772
1 Metropolitan Government of Nashville & Davidson County TN Health & Educational
Facilities Board Revenue (Vanderbilt University) PUT	0.610%	10/1/17	9,700	9,680
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue	5.000%	7/1/18	5,000	5,554
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue	5.000%	7/1/19	6,070	6,940
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue	5.000%	7/1/20	1,000	1,169
Shelby County TN GO	5.000%	3/1/19	10,275	11,660
Shelby County TN Health Educational & Housing Facility Board Revenue
(Baptist Memorial Health Care)	5.000%	9/1/16	6,925	7,180
Shelby County TN Health Educational & Housing Facility Board Revenue
(Methodist Le Bonheur Healthcare) VRDO	0.020%	11/2/15 (4)	2,400	2,400
Shelby County TN Health Educational & Housing Facility Board Revenue
(St. Jude Children’s Research Hospital)	5.000%	7/1/16	2,500	2,578
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	9/1/16	9,500	9,841
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/18	8,590	9,253
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/19	12,825	14,103
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/20	2,735	3,063
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/20	19,005	21,801
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/21	8,510	9,713
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/21	13,125	15,353
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/22	1,540	1,782
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/22	1,280	1,519
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/23	2,275	2,635
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/23	2,780	3,301
Tennessee GO	5.000%	5/1/16	3,200	3,278
Tennessee GO	5.000%	8/1/18	16,000	17,865
Tennessee GO	5.000%	8/1/18	5,185	5,789
Tennessee GO	5.000%	10/1/18	3,730	4,187
Tennessee Housing Development Agency Residential Finance Program Revenue	4.000%	7/1/39	3,260	3,506
Tennessee Housing Development Agency Residential Finance Program Revenue	4.000%	1/1/45	4,650	5,052
				302,976

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Texas (8.8%)
Austin TX Community College District Public Facilities Corp. Lease Revenue	5.000%	8/1/20	1,000	1,156
Austin TX Community College District Public Facilities Corp. Lease Revenue	5.000%	8/1/21	1,000	1,168
Austin TX Community College District Public Facilities Corp. Lease Revenue	5.000%	8/1/22	1,000	1,180
Austin TX Electric Utility System Revenue	5.000% 11/15/18		500	560
Austin TX Electric Utility System Revenue	5.000% 11/15/19		500	575
Austin TX Electric Utility System Revenue	5.000% 11/15/20		1,000	1,171
Austin TX GO	4.250%	9/1/16	2,480	2,564
Austin TX GO	5.000%	9/1/17	3,250	3,516
Austin TX GO	5.000%	9/1/22	11,720	14,186
Austin TX Water & Wastewater System Revenue	5.000% 11/15/19		1,000	1,152
Austin TX Water & Wastewater System Revenue	5.000% 11/15/20		2,420	2,849
Bexar County TX GO	5.000%	6/15/21	5,155	6,135
Bexar County TX GO	5.000%	6/15/21	2,930	3,487
Brownsville TX Utility System Revenue	5.000%	9/1/20	1,250	1,443
Brownsville TX Utility System Revenue	5.000%	9/1/21	1,000	1,167
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/17	570	601
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/18	250	270
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/18	1,450	1,586
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/19	530	586
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/20	610	687
Central Texas Regional Mobility Authority Revenue PUT	3.000%	1/4/16	2,750	2,755
Corpus Christi TX GO	5.000%	3/1/22	4,000	4,741
4 Cypress-Fairbanks TX Independent School District GO	5.000%	2/15/22	9,835	11,795
Dallas TX GO	5.000%	2/15/16 (ETM)	10	10
Dallas TX GO	5.000%	2/15/16	3,990	4,047
Dallas TX GO	5.000%	2/15/17 (ETM)	25	26
Dallas TX GO	5.000%	2/15/17	8,855	9,378
Dallas TX GO	5.000%	2/15/21	7,500	8,874
Dallas TX Independent School District GO PUT	1.500%	8/15/18	5,000	5,053
Dallas TX Waterworks & Sewer System Revenue	5.000%	10/1/17	3,105	3,367
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/16	4,000	4,187
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/17	1,200	1,303
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/18	500	560
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/19	2,500	2,875
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/19	2,500	2,875
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/19	1,000	1,150
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/20	2,500	2,934
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/20	1,000	1,174
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/21	4,000	4,733
Denton TX Independent School District GO PUT	2.000%	8/1/18	3,125	3,200
Eagle Mountain & Saginaw TX Independent School District GO PUT	2.000%	8/1/19	9,000	9,215
El Paso TX GO	5.000%	8/15/21	5,615	6,660
El Paso TX GO	5.000%	8/15/21	1,935	2,295
El Paso TX GO	5.000%	8/15/22	2,795	3,356
El Paso TX Water & Sewer Revenue	5.000%	3/1/18	1,000	1,099
El Paso TX Water & Sewer Revenue	4.000%	3/1/20	1,000	1,118
El Paso TX Water & Sewer Revenue	4.000%	3/1/21	1,750	1,981
El Paso TX Water & Sewer Revenue	5.000%	3/1/21	1,000	1,183
El Paso TX Water & Sewer Revenue	5.000%	3/1/22	1,000	1,197
Fort Bend County TX GO	5.000%	3/1/20	5,530	6,387
Fort Worth TX GO	5.000%	3/1/18	4,375	4,809
Fort Worth TX GO	5.000%	3/1/19	3,500	3,966
Fort Worth TX GO	5.000%	3/1/20	10,075	11,696
Fort Worth TX GO	5.000%	3/1/21	10,060	11,908
Fort Worth TX Water & Sewer Revenue	5.000%	2/15/18	4,100	4,501
Frisco TX GO	5.000%	2/15/17	3,000	3,176
Frisco TX GO	5.000%	2/15/18	3,325	3,650
Frisco TX GO	5.000%	2/15/20	4,110	4,768
Frisco TX GO	5.000%	2/15/21	4,295	5,077
Frisco TX Independent School District GO	5.000%	8/15/17	2,350	2,536
Grand Parkway Transportation Corp. Texas System Toll Revenue BAN	3.000% 12/15/16		194,500	199,880
2 Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Children’s Hospital Project) TOB VRDO	0.040%	11/6/15	8,195	8,195
1 Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	0.510%	6/1/17	3,865	3,847
1 Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	0.610%	6/1/18	1,750	1,736
1 Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	0.710%	6/1/19	2,250	2,235
1 Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	0.760%	6/1/20	2,000	1,979

Limited-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
	(Memorial Hermann Healthcare System) PUT	0.590%	12/1/19	9,000	8,897
	Harris County TX Cultural Education Facilities Finance Corp. Revenue (Methodist Hospital System)	5.250%	12/1/15	6,630	6,659
	Harris County TX Cultural Education Facilities Finance Corp. Revenue (Texas Children’s Hospital)	5.000%	10/1/19	2,350	2,699
	Harris County TX Cultural Education Facilities Finance Corp. Revenue (Texas Children’s Hospital)	5.000%	10/1/21	4,000	4,753
	Harris County TX Cultural Education Facilities Finance Corp. Revenue (Texas Children’s Hospital)	5.000%	10/1/22	2,500	3,007
	Harris County TX Cultural Education Facilities Finance Corp. Revenue
	(YMCA of the Greater Houston Area)	5.000%	6/1/16	720	737
	Harris County TX Cultural Education Facilities Finance Corp. Revenue
	(YMCA of the Greater Houston Area)	5.000%	6/1/18	425	459
	Harris County TX Cultural Education Facilities Finance Corp. Revenue
	(YMCA of the Greater Houston Area)	5.000%	6/1/19	1,410	1,553
	Harris County TX Cultural Education Facilities Finance Corp. Thermal Utility Revenue (TECO Project)	5.000% 11/15/16		1,000	1,048
	Harris County TX Flood Control District GO	5.250%	10/1/18	2,000	2,260
	Harris County TX GO	5.000%	10/1/16	4,500	4,695
	Harris County TX GO	5.000%	10/1/17	6,775	7,339
	Harris County TX GO	5.000%	10/1/18	4,805	5,379
	Harris County TX GO	5.000%	10/1/18	2,675	2,995
4	Harris County TX GO	5.000%	10/1/22	1,100	1,334
	Harris County TX GO	5.000%	10/1/22	10,025	12,139
	Harris County TX Health Facilities Development Corp. Hospital Revenue
	(Memorial Hermann Healthcare System)	5.000%	12/1/18	1,000	1,119
	Harris County TX Health Facilities Development Corp. Hospital Revenue
	(Memorial Hermann Healthcare System)	5.000%	12/1/19	400	459
	Harris County TX Health Facilities Development Corp. Revenue (Methodist Hospital System) VRDO	0.010%	11/2/15	2,965	2,965
	Harris County TX Health Facilities Development Corp. Revenue (Methodist Hospital System) VRDO	0.010%	11/2/15	1,600	1,600
2	Harris County TX Health Facilities Development Corp. Thermal Utility Revenue TOB VRDO	0.040%	11/6/15 (4)	5,060	5,060
	Harris County TX Metropolitan Transit Authority Sales & Use Tax Revenue	5.000%	11/1/19	2,000	2,303
	Harris County TX Sports Authority Revenue	5.000% 11/15/20		3,300	3,855
	Harris County TX Sports Authority Revenue	5.000% 11/15/20		575	662
	Harris County TX Sports Authority Revenue	5.000% 11/15/21		5,000	5,895
	Harris County TX Toll Road Revenue	5.000%	8/15/16	5,000	5,187
1	Harris County TX Toll Road Revenue	0.790%	8/15/18	4,000	4,006
1	Harris County TX Toll Road Revenue PUT	0.710%	8/15/18	34,250	34,250
	Houston TX Airport System Revenue	5.000%	7/1/16	1,000	1,031
	Houston TX Airport System Revenue	5.000%	7/1/16	1,000	1,031
	Houston TX Airport System Revenue	5.000%	7/1/17	1,500	1,606
	Houston TX Airport System Revenue	5.000%	7/1/18	1,720	1,898
	Houston TX Airport System Revenue	5.000%	7/1/18 (14)	6,070	6,503
	Houston TX Airport System Revenue	5.000%	7/1/19 (14)	3,960	4,242
2	Houston TX Airport System Revenue TOB VRDO	0.020%	11/6/15	1,360	1,360
	Houston TX Community College System GO	5.000%	2/15/18	2,500	2,745
	Houston TX Community College System GO	5.000%	2/15/19	2,860	3,235
	Houston TX Community College System GO	5.000%	2/15/19	870	984
	Houston TX GO	5.500%	3/1/16	6,905	7,029
	Houston TX GO	5.000%	3/1/17	1,000	1,061
	Houston TX GO	5.000%	3/1/18	1,000	1,100
	Houston TX GO	5.000%	3/1/19	10,000	11,331
	Houston TX GO	5.000%	3/1/19	12,195	13,818
	Houston TX GO	5.000%	3/1/19	1,135	1,286
[1,3] Houston TX Higher Education Finance Corp. Revenue (Rice University Project) PUT		0.540%	5/16/16 (Prere.)	10,000	10,011
	Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	5.000%	9/1/19	700	797
	Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	5.000%	9/1/21	1,500	1,755
	Houston TX Independent School District GO	5.000%	2/15/17	2,375	2,514
	Houston TX Independent School District GO	5.000%	2/15/18	1,755	1,925
	Houston TX Independent School District GO	5.000%	2/15/19	2,890	3,270
	Houston TX Utility System Revenue	5.000% 11/15/15		5,000	5,010
	Houston TX Utility System Revenue	5.000% 11/15/16		1,855	1,946
	Houston TX Utility System Revenue	5.000% 11/15/17		13,500	14,699
	Houston TX Utility System Revenue	5.250% 11/15/17 (4)		13,600	14,880
	Houston TX Utility System Revenue	5.000% 11/15/18		2,500	2,811
	Houston TX Utility System Revenue	5.000% 11/15/19		3,000	3,457
	Houston TX Utility System Revenue	5.000%	5/15/20	6,000	6,989
	Houston TX Utility System Revenue	5.000% 11/15/20		3,500	4,120
	Houston TX Utility System Revenue	5.000%	5/15/21	5,000	5,931
	Houston TX Utility System Revenue	5.000% 11/15/21		5,000	5,977
1	Houston TX Utility System Revenue PUT	0.610%	8/1/16	41,000	40,996
1	Houston TX Utility System Revenue PUT	0.760%	6/1/17	18,000	17,985
1	Houston TX Utility System Revenue PUT	0.910%	5/1/20	19,500	19,407
4	Irving TX Independent School District GO	5.000%	2/15/22	3,750	4,497
4	Irving TX Independent School District GO	5.000%	2/15/23	2,000	2,425
1	Katy TX Independent School District GO PUT	0.681%	8/15/19	14,470	14,482

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Klein TX Independent School District GO	5.000%	8/1/20	2,500	2,932
Klein TX Independent School District GO	5.000%	8/1/21	8,550	10,219
Klein TX Independent School District GO	5.000%	8/1/22	5,000	6,060
Lamar TX Consolidated Independent School District GO	5.000%	2/15/19	2,705	3,060
Lamar TX Consolidated Independent School District GO	5.000%	2/15/20	3,005	3,485
Lamar TX Consolidated Independent School District GO	5.000%	2/15/21	2,320	2,745
Lamar TX Consolidated Independent School District GO	5.000%	2/15/22	2,500	3,002
Lone Star College System Texas GO	5.000%	2/15/22	6,000	7,165
2 Lone Star College System Texas GO TOB VRDO	0.020%	11/6/15	2,900	2,900
Lower Colorado River Authority Texas Revenue	5.000%	5/15/16 (ETM)	5	5
Lower Colorado River Authority Texas Revenue	5.000%	5/15/16	1,295	1,329
Lower Colorado River Authority Texas Revenue	5.000%	5/15/17	1,710	1,822
Lower Colorado River Authority Texas Revenue	5.000%	5/15/22	850	1,007
Lower Colorado River Authority Texas Revenue	5.000%	5/15/23	1,200	1,432
Lubbock TX Electric Light & Power System Revenue	5.000%	4/15/16	2,000	2,043
Lubbock TX Health Facilities Development Corp. Revenue (St. Joseph Health System)	5.000%	7/1/16	2,740	2,825
Lubbock TX Health Facilities Development Corp. Revenue (St. Joseph Health System)	5.000%	7/1/17	4,210	4,511
Lubbock TX Health Facilities Development Corp. Revenue (St. Joseph Health System)	5.000%	7/1/18	1,765	1,959
Mission TX Economic Development Corp. Solid Waste Disposal Revenue
(Allied Waste Inc. Project) PUT	0.500%	1/4/16	14,600	14,600
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Tarleton State University Project)	4.000%	4/1/20	180	189
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Tarleton State University Project)	4.000%	4/1/21	310	325
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Tarleton State University Project)	4.000%	4/1/22	215	224
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Texas A&M University Project)	5.000%	7/1/23	1,265	1,405
North Central TX Health Facilities Development Corp. Hospital Revenue
(Children’s Medical Center of Dallas Project)	5.000%	8/15/17	1,000	1,076
North Central TX Health Facilities Development Corp. Hospital Revenue
(Children’s Medical Center of Dallas Project)	5.000%	8/15/18	750	835
North Central TX Health Facilities Development Corp. Hospital Revenue
(Children’s Medical Center of Dallas Project)	5.000%	8/15/19	1,900	2,171
North East TX Independent School District GO	5.000%	2/1/22	6,985	8,380
2 North East TX Independent School District GO TOB VRDO	0.010%	11/6/15 LOC	8,000	8,000
North Texas Tollway Authority System Revenue	4.000%	9/1/16	1,000	1,031
North Texas Tollway Authority System Revenue	4.000%	9/1/17	1,725	1,831
North Texas Tollway Authority System Revenue	5.000%	9/1/17	1,480	1,598
North Texas Tollway Authority System Revenue	5.000%	1/1/19	4,000	4,489
North Texas Tollway Authority System Revenue	5.000%	1/1/20	5,000	5,748
North Texas Tollway Authority System Revenue	5.000%	1/1/20	700	802
North Texas Tollway Authority System Revenue	5.000%	1/1/20	4,000	4,599
North Texas Tollway Authority System Revenue	5.000%	1/1/21	1,000	1,162
North Texas Tollway Authority System Revenue	5.000%	1/1/21	7,250	8,492
North Texas Tollway Authority System Revenue	5.000%	1/1/22	1,500	1,758
North Texas Tollway Authority System Revenue	5.000%	1/1/22	5,250	6,217
1 North Texas Tollway Authority System Revenue PUT	0.810%	1/1/19	15,000	14,955
1 North Texas Tollway Authority System Revenue PUT	0.680%	1/1/20	29,690	29,359
Northside TX Independent School District GO PUT	2.125%	8/1/20	6,635	6,647
Olmos Park TX Higher Education Facilities Corp. Revenue
(University of the Incarnate Word Project)	5.000%	12/1/19	1,735	1,985
Port Authority of Houston TX GO	5.000%	10/1/20	3,110	3,650
Port Authority of Houston TX GO	5.000%	10/1/21	8,900	10,619
Port Authority of Houston TX GO	5.000%	10/1/22	2,700	3,264
4 Richardson TX Independent School District GO	5.000%	2/15/22	2,500	2,998
4 Richardson TX Independent School District GO	5.000%	2/15/23	3,000	3,642
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.250%	8/1/16	7,795	8,061
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/21	5,100	6,023
Sam Rayburn TX Municipal Power Agency Revenue	5.000%	10/1/18	2,250	2,494
Sam Rayburn TX Municipal Power Agency Revenue	5.000%	10/1/19	1,000	1,136
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/20	6,980	8,103
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/21	5,450	6,459
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/22	4,000	4,799
San Antonio TX Electric & Gas Systems Revenue PUT	2.000%	12/1/16	3,500	3,555
1 San Antonio TX Electric & Gas Systems Revenue PUT	0.290%	2/1/17	25,000	24,978
1 San Antonio TX Electric & Gas Systems Revenue PUT	0.390%	2/1/18	27,250	27,114
San Antonio TX Electric & Gas Systems Revenue PUT	2.000%	12/1/18	10,165	10,426
2 San Antonio TX Electric & Gas Systems Revenue TOB VRDO	0.020%	11/6/15	9,020	9,020
San Antonio TX GO	5.000%	2/1/17	4,135	4,372
San Antonio TX GO	5.000%	2/1/17	1,300	1,375
San Antonio TX GO	5.000%	8/1/17	1,070	1,153

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Antonio TX GO	5.000%	2/1/18	3,500	3,840
San Antonio TX GO	5.000%	8/1/18	1,000	1,116
San Antonio TX GO	5.000%	2/1/20	2,500	2,902
San Antonio TX GO	5.000%	2/1/21	3,500	4,148
San Antonio TX GO	5.000%	2/1/22	3,000	3,599
San Antonio TX Independent School District GO PUT	2.000%	8/1/18	7,390	7,568
San Antonio TX Water Revenue	5.000%	5/15/17	2,160	2,309
San Antonio TX Water Revenue	5.000%	5/15/19	2,250	2,559
San Antonio TX Water Revenue	5.000%	5/15/20	1,500	1,746
1 San Antonio TX Water Revenue PUT	0.690%	11/1/16	15,000	15,000
1 San Antonio TX Water Revenue PUT	0.410%	11/1/17	16,875	16,811
Southwest Texas Higher Education Authority Inc. Revenue (Southern Methodist University Project)	5.000%	10/1/16 (2)	2,000	2,085
4 Spring Branch TX Independent School District GO	5.000%	2/1/22	5,000	5,999
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Hendrick Medical Center)	5.000%	9/1/21	1,200	1,385
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Methodist Hospitals of Dallas)	5.000%	10/1/19	2,225	2,550
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Methodist Hospitals of Dallas)	5.000%	10/1/20	1,845	2,157
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Methodist Hospitals of Dallas)	5.000%	10/1/21	2,400	2,849
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.000%	8/15/16 (ETM)	95	99
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.000%	8/15/16	1,215	1,257
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.000%	8/15/17 (ETM)	150	162
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.000%	8/15/17	1,850	1,983
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.000%	8/15/20	1,520	1,754
Tarrant County TX Cultural Education Facilities Finance Corp. Retirement Facilities Revenue
(Buckingham Senior Living Community Inc.)	3.875% 11/15/20		1,750	1,756
Tarrant County TX Cultural Education Facilities Finance Corp. Revenue (CHRISTUS Health)	5.000%	7/1/16	8,130	8,351
Texas GO	5.000%	10/1/17	7,500	8,135
Texas GO	5.000%	10/1/18	4,650	5,217
Texas GO	5.000%	10/1/18	7,500	8,415
Texas GO	5.000%	10/1/19	8,000	9,215
Texas GO	5.000%	10/1/20	10,000	11,784
Texas GO	5.000%	10/1/21	5,950	7,134
Texas GO	5.000%	10/1/21	19,000	22,780
2 Texas GO TOB VRDO	0.010%	11/6/15	3,130	3,130
2 Texas GO TOB VRDO	0.030%	11/6/15	3,196	3,196
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/16		170	178
1 Texas Municipal Gas Acquisition & Supply Corp. Revenue	0.480%	9/15/17	3,210	3,210
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/17		2,425	2,627
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.625% 12/15/17		42,615	45,080
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/18		1,740	1,938
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/19		5,000	5,652
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/19		6,495	7,390
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/20		6,000	6,876
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/20		3,750	4,331
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/21		2,000	2,327
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/23		3,415	4,025
Texas Public Finance Authority Revenue (Texas Southern University)	5.000%	11/1/18 (15)	1,000	1,090
Texas Public Finance Authority Revenue (Texas Southern University)	5.000%	11/1/19 (15)	2,300	2,554
Texas Public Finance Authority Revenue (Texas Southern University)	5.000%	11/1/20 (15)	1,500	1,685
Texas Public Finance Authority Revenue (Unemployment Compensation)	4.000%	1/1/18	15,000	15,373
Texas Public Finance Authority Revenue (Unemployment Compensation)	4.000%	7/1/18	6,350	6,390
Texas Tech University System Financing System Revenue	5.000%	8/15/17	2,115	2,281
Texas Tech University System Financing System Revenue	5.000%	8/15/18	3,065	3,419
Texas Tech University System Financing System Revenue	5.000%	8/15/19	3,040	3,482
Texas Tech University System Financing System Revenue	5.000%	8/15/20	5,000	5,856
Texas Transportation Commission GO	5.000%	10/1/20	15,000	17,675
Texas Transportation Commission GO	5.000%	10/1/21	15,000	17,984
Texas Transportation Commission Mobility Fund GO	5.000%	10/1/22	16,800	20,429
1 Texas Transportation Commission Mobility Fund GO PUT	0.390%	10/1/18	50,000	49,556
Texas Transportation Commission Revenue	5.000%	4/1/17	1,845	1,964
Texas Transportation Commission Revenue	5.000%	10/1/19	24,000	27,645
Texas Transportation Commission Revenue	5.000%	10/1/20	35,000	41,243
Texas Transportation Commission Revenue	5.000%	10/1/21	37,000	44,361
1 Texas Transportation Commission Revenue PUT	0.360%	4/1/17	57,000	57,006

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Texas Transportation Commission Turnpike System Revenue PUT	5.000%	4/1/20	19,000	21,704
Texas Turnpike Authority Central Texas Turnpike System Revenue	0.000%	8/15/22 (ETM)	1,920	1,695
Texas Turnpike Authority Central Texas Turnpike System Revenue	0.000%	8/15/22 (2)	8,365	7,131
Texas Water Development Board Revenue	5.000%	7/15/16	6,330	6,546
4 Texas Water Development Board Revenue	5.000%	4/15/22	4,810	5,787
4 Texas Water Development Board Revenue	5.000% 10/15/22		3,480	4,229
University of North Texas Revenue	5.000%	4/15/18	1,000	1,103
University of North Texas Revenue	5.000%	4/15/20	2,505	2,903
University of Texas Permanent University Fund Revenue	5.000%	7/1/20	4,020	4,712
University of Texas Permanent University Fund Revenue	5.000%	7/1/21	4,175	4,974
University of Texas Permanent University Fund Revenue	5.000%	7/1/22	2,820	3,406
University of Texas System Revenue Financing System Revenue	5.250%	8/15/16	10,090	10,494
University of Texas System Revenue Financing System Revenue	5.000%	8/15/17	25,135	27,143
University of Texas System Revenue Financing System Revenue	5.000%	8/15/18	6,505	7,268
University of Texas System Revenue Financing System Revenue	5.000%	8/15/18	4,525	5,056
University of Texas System Revenue Financing System Revenue	5.000%	8/15/19	9,255	10,647
University of Texas System Revenue Financing System Revenue	5.000%	8/15/19	5,000	5,752
				1,845,772
Utah (0.5%)
Alpine UT School District GO	5.000%	3/15/17	4,320	4,591
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/17	1,300	1,395
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/17	5,625	6,037
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/18	8,000	8,874
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/18	2,425	2,690
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/19	2,360	2,694
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/20	3,500	3,875
Utah Associated Municipal Power Systems Revenue (Payson Power Project)	4.000%	4/1/18	3,550	3,790
2 Utah Board of Regents Hospital Revenue (University of Utah) TOB VRDO	0.020%	11/6/15 LOC	7,505	7,505
Utah Board of Regents Student Loan Revenue	4.000%	11/1/16	10,175	10,550
Utah GO	5.000%	7/1/17	10,000	10,754
Utah GO	5.000%	7/1/17	6,125	6,587
Utah GO	5.000%	7/1/18	3,000	3,343
Utah GO	5.000%	7/1/18	19,000	21,173
Utah Transit Authority Sales Tax Revenue	1.600%	6/15/18	14,000	14,219
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/21	550	650
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/22	710	848
				109,575
Virgin Islands (0.2%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/16	8,000	8,284
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/18	5,510	6,001
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/19	5,790	6,398
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/20	6,065	6,728
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/21	6,385	7,153
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/22	5,950	6,584
				41,148
Virginia (2.4%)
Arlington County VA Industrial Development Authority Hospital Revenue
(Virginia Hospital Center Arlington Health System)	5.000%	7/1/16	3,755	3,865
Fairfax County VA Economic Development Authority Facilities Revenue (County Facilities Project)	5.000%	10/1/20	2,500	2,935
Fairfax County VA Economic Development Authority Facilities Revenue (County Facilities Project)	5.000%	10/1/21	6,185	7,381
Fairfax County VA Economic Development Authority Transportation District Improvement Revenue
(Silver Line Phase I Project)	5.000%	4/1/17	2,480	2,635
Fairfax County VA Economic Development Authority Transportation District Improvement Revenue
(Silver Line Phase I Project)	5.000%	4/1/18	4,255	4,681
Fairfax County VA Public Improvement GO	5.000%	4/1/18	10,885	12,018
1 Fredericksburg VA Economic Development Authority Hospital Facilities Revenue
(Mary Washington Healthcare Obligated Group) PUT	1.910%	2/1/17	6,500	6,560
Halifax County VA Industrial Development Authority Revenue (Virginia Electric & Power Co.) PUT	2.150%	9/1/20	10,000	10,236
Henrico County VA School District GO	5.000%	8/1/20	1,055	1,244
Loudoun County VA GO	5.000%	12/1/18	3,435	3,876
Louisa VA Industrial Development Authority Poll Control Revenue (Virginia Electric & Power Co.) PUT	1.750%	5/16/19	10,000	10,099
Norfolk VA GO	5.000%	3/1/16	4,000	4,066
Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/19	5,015	5,674
Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/20	1,460	1,685
University of Virginia Revenue	5.000%	9/1/17	1,275	1,379
University of Virginia Revenue	5.000%	6/1/20	500	588
University of Virginia Revenue	5.000%	6/1/21	2,660	3,190
University of Virginia Revenue	5.000%	8/1/21	33,000	39,692
Virginia Beach VA GO	5.000%	7/15/16	6,905	7,139
Virginia Beach VA GO	5.000%	4/1/18	3,250	3,588
Virginia Beach VA GO	5.000%	7/15/18	2,995	3,339

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Virginia Beach VA GO	5.000%	5/1/20	4,300	5,040
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/16	3,090	3,128
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/18	9,585	10,510
Virginia College Building Authority Educational Facilities Revenue (Marymount University Project)	5.000%	7/1/17	1,150	1,207
Virginia College Building Authority Educational Facilities Revenue (Marymount University Project)	5.000%	7/1/18	425	455
Virginia College Building Authority Educational Facilities Revenue (Marymount University Project)	5.000%	7/1/19	425	461
Virginia College Building Authority Educational Facilities Revenue (Marymount University Project)	5.000%	7/1/20	275	301
Virginia College Building Authority Educational Facilities Revenue (Marymount University Project)	5.000%	7/1/21	1,000	1,095
Virginia College Building Authority Educational Facilities Revenue (Marymount University Project)	5.000%	7/1/21	1,140	1,249
Virginia College Building Authority Educational Facilities Revenue (Marymount University Project)	5.000%	7/1/22	570	625
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/16 (ETM)	5	5
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/16	695	723
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/20	7,685	9,016
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/21	18,585	22,172
Virginia Commonwealth Transportation Board GAN	5.000%	9/15/20	3,130	3,678
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/17	3,015	3,203
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/17	5,070	5,386
Virginia Commonwealth Transportation Board Revenue	5.000%	9/15/17	2,970	3,215
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/18	3,280	3,612
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/18	8,115	8,997
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/19	1,750	1,985
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/19	8,525	9,725
Virginia Commonwealth Transportation Board Revenue	5.000%	9/15/19	1,605	1,844
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/17	12,550	13,523
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/18	4,725	5,270
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/19	4,965	5,687
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/19	17,870	20,469
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/19	8,530	9,770
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/20	5,220	6,119
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/20	18,830	22,072
Virginia Public School Authority Revenue	5.000%	8/1/16	1,570	1,627
Virginia Public School Authority Revenue	5.000%	8/1/16	32,000	33,154
Virginia Public School Authority Revenue	5.000%	8/1/16	5,810	6,019
Virginia Public School Authority Revenue	5.000%	8/1/18	16,665	18,587
Virginia Public School Authority Revenue	5.000%	8/1/19	16,220	18,579
Virginia Public School Authority Revenue	5.000%	8/1/20	20,425	23,941
Virginia Public School Authority Revenue	5.000%	8/1/21	36,405	43,619
Virginia Resources Authority Clean Water Revenue (State Revolving Fund)	5.000%	10/1/18	5,360	6,013
Virginia Resources Authority Clean Water Revenue (State Revolving Fund)	5.000%	10/1/19	3,500	4,040
Wise County VA Industrial Development Authority Solid Waste & Sewage Disposal Revenue
(Virginia Electric & Power Co.) PUT	2.375%	11/1/15	15,000	15,001
4 Wise County VA Industrial Development Authority Solid Waste & Sewage Disposal Revenue
(Virginia Electric & Power Co.) PUT	1.875%	6/1/20	8,000	8,075
York County VA Economic Development Authority Pollution Control Revenue
(VA Electric & Power Co. Project) PUT	1.875%	5/16/19	5,000	5,096
				500,163
Washington (3.0%)
Central Washington University System Revenue	5.000%	5/1/17	1,860	1,979
Central Washington University System Revenue	5.000%	5/1/18	1,960	2,153
Central Washington University System Revenue	5.000%	5/1/19	2,050	2,316
Central Washington University System Revenue	5.000%	5/1/20	2,150	2,479
Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/18	22,000	24,466
Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/20	1,160	1,357
Energy Northwest Washington Electric Revenue (Project No. 1)	5.000%	7/1/17	14,000	15,036
Energy Northwest Washington Electric Revenue (Project No. 3)	5.000%	7/1/16	24,000	24,770
Energy Northwest Washington Electric Revenue (Project No. 3)	5.000%	7/1/17	20,000	21,480
1 Everett WA GO PUT	0.410%	12/1/19	4,000	3,931
1 Grant County WA Public Utility District No. 2 Electric System Revenue PUT	0.330%	12/1/17	9,000	8,953
King County WA (Public Hospital District) GO	5.000%	12/1/19	2,500	2,872
King County WA (Public Hospital District) GO	5.000%	12/1/20	2,500	2,925
King County WA School District No. 216 GO	4.000%	12/1/18	1,250	1,366
King County WA School District No. 216 GO	4.000%	12/1/19	1,360	1,511
King County WA School District No. 216 GO	5.000%	12/1/20	2,085	2,450
King County WA School District No. 216 GO	5.000%	12/1/21	2,265	2,701
King County WA Sewer Revenue	5.000%	1/1/19	12,835	14,476
Lewis County WA Public Utility District No. 1 Revenue (Cowlitz Falls Hydroelectric Project)	5.000%	10/1/18	1,400	1,565

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lewis County WA Public Utility District No. 1 Revenue (Cowlitz Falls Hydroelectric Project)	5.000%	10/1/20	1,000	1,171
Lewis County WA Public Utility District No. 1 Revenue (Cowlitz Falls Hydroelectric Project)	5.000%	10/1/21	1,000	1,190
Port of Seattle WA Passenger Facility Charge Revenue	5.000%	12/1/17	4,000	4,339
Port of Seattle WA Revenue	5.000%	3/1/20	4,000	4,613
Port of Seattle WA Revenue	5.000%	3/1/22	1,250	1,482
Seattle WA GO	5.000%	5/1/18	7,935	8,790
Seattle WA GO	5.000%	5/1/19	8,385	9,571
Seattle WA GO	5.000%	6/1/22	15,755	18,978
Seattle WA Municipal Light & Power Revenue	5.000%	2/1/16	3,500	3,543
1 Seattle WA Municipal Light & Power Revenue PUT	0.690%	11/1/18	6,750	6,751
1 Seattle WA Municipal Light & Power Revenue PUT	0.690%	11/1/18	8,250	8,251
Snohomish County WA School District No. 15 (Edmonds) GO	5.000%	12/1/20	1,000	1,178
Tobacco Settlement Authority Washington Revenue	5.000%	6/1/25	15,835	15,889
University of Washington Revenue	5.000%	4/1/17	6,880	7,323
University of Washington Revenue	5.000%	4/1/18	7,225	7,975
Washington (Motor Vehicle Fuel Tax) GO	5.000%	7/1/19	10,000	11,430
Washington (Motor Vehicle Fuel Tax) GO	5.000%	7/1/20	41,360	48,456
Washington (Motor Vehicle Fuel Tax) GO	5.000%	7/1/21	41,175	49,116
Washington Economic Development Finance Authority Lease Revenue
(Washington Biomedical Research Properties 2)	5.000%	6/1/18	1,150	1,271
Washington Economic Development Finance Authority Lease Revenue
(Washington Biomedical Research Properties 2)	5.000%	6/1/19	850	966
Washington Economic Development Finance Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	1.250%	11/1/17	2,525	2,536
Washington Federal Highway Grant Anticipation Revenue (520 Corridor Program)	5.000%	9/1/18	14,273	15,865
Washington Federal Highway Grant Anticipation Revenue (520 Corridor Program)	5.000%	9/1/20	9,210	10,708
Washington GO	5.000%	1/1/16	5,285	5,329
Washington GO	5.000%	1/1/16	20,000	20,167
Washington GO	5.000%	2/1/16	3,995	4,044
Washington GO	5.000%	2/1/16	13,040	13,202
Washington GO	5.000%	7/1/17	5,000	5,371
Washington GO	5.000%	8/1/17	11,175	12,042
Washington GO	5.000%	8/1/17	6,605	7,117
Washington GO	5.000%	7/1/18	21,220	23,611
Washington GO	5.000%	7/1/18	24,315	27,055
Washington GO	5.000%	7/1/18	15,000	16,690
Washington GO	5.000%	7/1/19	19,770	22,597
Washington GO	5.000%	7/1/19	14,580	16,664
Washington GO	5.000%	7/1/20	9,070	10,626
Washington GO	5.000%	8/1/20	10,000	11,737
Washington GO	5.000%	7/1/21	11,000	12,906
2 Washington GO TOB VRDO	0.020%	11/6/15	4,000	4,000
Washington Health Care Facilities Authority Revenue
(Central Washington Health Services Association)	5.000%	7/1/20	875	986
Washington Health Care Facilities Authority Revenue
(Central Washington Health Services Association)	5.000%	7/1/21	1,000	1,136
Washington Health Care Facilities Authority Revenue
(Central Washington Health Services Association)	5.000%	7/1/22	1,965	2,241
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.000%	8/15/16	2,500	2,591
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	4.000%	8/15/19	850	940
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.000%	8/15/19	1,000	1,143
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	4.000%	8/15/20	1,000	1,121
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.000%	8/15/20	1,380	1,610
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	4.000%	8/15/21	1,000	1,128
Washington Health Care Facilities Authority Revenue (PeaceHealth)	5.000% 11/15/20		1,000	1,164
Washington Health Care Facilities Authority Revenue (PeaceHealth)	5.000% 11/15/21		1,000	1,177
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/16	1,300	1,355
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/17	1,360	1,471
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/18	700	782
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/19	1,000	1,147
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/22	1,800	2,169
Washington Health Care Facilities Authority Revenue (Providence Health & Services) PUT	5.000%	10/1/21	3,085	3,658
Washington Health Care Facilities Authority Revenue (Seattle Cancer Care Alliance)	5.000%	3/1/19	600	665
Washington Health Care Facilities Authority Revenue (Seattle Cancer Care Alliance)	5.000%	3/1/20	605	684
Washington Health Care Facilities Authority Revenue (Seattle Cancer Care Alliance)	4.000%	3/1/21	800	872
Washington Health Care Facilities Authority Revenue (Seattle Cancer Care Alliance)	5.000%	3/1/22	735	849
Washington Housing Finance Commission Multi-Family Housing Revenue
(Heron’s Key Obligated Group)	4.875%	1/1/22	3,000	3,012
Washington State University General Revenue	5.000%	4/1/20	1,100	1,275
Washington State University General Revenue	5.000%	4/1/21	1,300	1,534
Washington State University General Revenue	5.000%	4/1/22	1,400	1,670
				629,716

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
West Virginia (0.2%)
Mason County WV Pollution Control Revenue (Appalachian Power Co. Project) PUT	1.625%	10/1/18	6,000	6,020
West Virginia Economic Development Authority Pollution Control Revenue
(American Electric Power Co.Inc.)	3.250%	5/1/19	10,000	10,492
West Virginia Economic Development Authority Solid Waste Facilities Disposal Revenue
(Appalachian Power Co. - Amos Project) PUT	1.900%	4/1/19	5,000	5,042
West Virginia GO	5.000%	6/1/22	11,010	13,262
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	4.125%	9/1/16	1,755	1,799
West Virginia University Revenue	5.000%	10/1/18	1,300	1,455
1 West Virginia University Revenue PUT	0.540%	10/1/19	3,500	3,474
West Virginia Water Development Authority Infrastructure Excess Lottery Revenue
(Chesapeake Bay/Greenbrier River Projects)	5.000%	7/1/21	750	891
				42,435
Wisconsin (1.3%)
Madison WI Community Development Authority Revenue (Wisconsin Alumni Research Project)	5.000%	10/1/16	3,125	3,257
Madison WI Community Development Authority Revenue (Wisconsin Alumni Research Project)	5.000%	10/1/17	3,370	3,646
Milwaukee WI GO	5.000%	5/1/16	6,000	6,146
Milwaukee WI GO	5.000%	5/1/18	11,655	12,877
University of Wisconsin Hospitals & Clinics Authority Revenue	5.000%	4/1/18	750	827
University of Wisconsin Hospitals & Clinics Authority Revenue	5.000%	4/1/20	660	765
Wisconsin Annual Appropriation Revenue	5.000%	5/1/16	6,575	6,734
Wisconsin Clean Water Revenue	5.000%	6/1/22	5,500	6,625
Wisconsin GO	5.000%	5/1/16 (ETM)	80	82
Wisconsin GO	5.000%	5/1/16	10,450	10,706
Wisconsin GO	5.000%	5/1/16	13,870	14,209
Wisconsin GO	5.000%	5/1/17 (ETM)	160	171
Wisconsin GO	5.000%	5/1/17	7,940	8,481
Wisconsin GO	5.000%	5/1/17	7,000	7,477
Wisconsin GO	5.000%	11/1/17	4,500	4,898
Wisconsin GO	5.000%	11/1/18	11,000	12,384
Wisconsin GO	5.000%	5/1/19	5,000	5,707
Wisconsin GO	5.000%	5/1/19	5,000	5,707
Wisconsin GO	5.000%	11/1/19	3,100	3,585
Wisconsin GO	5.000%	5/1/20	5,250	6,143
Wisconsin GO	5.000%	11/1/20	7,400	8,755
Wisconsin GO	5.000%	5/1/24	9,045	10,847
Wisconsin Health & Educational Facilities Authority Health Facilities Revenue
(Iowa Health System Obligated Group)	5.000%	12/1/18	850	952
Wisconsin Health & Educational Facilities Authority Health Facilities Revenue
(Iowa Health System Obligated Group)	5.000%	12/1/20	820	956
Wisconsin Health & Educational Facilities Authority Revenue
(Ascension Health Alliance Credit Group) PUT	5.000%	6/1/20	34,460	40,039
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	4/15/16	1,100	1,121
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	7/15/16	7,500	7,723
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	7/15/17	5,025	5,340
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	7/15/17	1,000	1,063
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	7/15/19	1,160	1,301
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.) PUT	5.125%	8/15/16	10,390	10,757
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.) PUT	1.250%	8/15/17	3,500	3,522
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	4.000%	8/15/17	1,000	1,059
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000%	8/15/18	1,000	1,113
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000% 11/15/18		750	840
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	4.000%	8/15/19	1,500	1,658
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000% 11/15/19		1,500	1,722
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000%	8/15/20	5,335	6,217
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000% 11/15/20		2,275	2,657
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000% 11/15/21		2,485	2,939
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/18	730	812
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/19	3,740	4,149
Wisconsin Health & Educational Facilities Authority Revenue (ThedaCare Inc. Obligated Group)	4.000% 12/15/16		525	545
Wisconsin Health & Educational Facilities Authority Revenue (ThedaCare Inc. Obligated Group)	5.000% 12/15/18		500	559
Wisconsin Health & Educational Facilities Authority Revenue (ThedaCare Inc. Obligated Group)	5.000% 12/15/21		800	939
Wisconsin Petroleum Inspection Fee Revenue	5.000%	7/1/16	10,000	10,323

Limited-Term Tax-Exempt Fund

Face	Market
Maturity	Amount	Value•
Coupon	Date	($000)	($000)
Wisconsin Public Finance Authority Hospital Revenue (Renown Regional Medical Center)	5.000%	6/1/18	1,495	1,637
Wisconsin Public Finance Authority Hospital Revenue (Renown Regional Medical Center)	5.000%	6/1/19	2,130	2,386
Wisconsin Public Finance Authority Hospital Revenue (Renown Regional Medical Center)	5.000%	6/1/20	4,685	5,345
Wisconsin Public Finance Authority Hospital Revenue (Renown Regional Medical Center)	5.000%	6/1/21	4,830	5,577
Wisconsin Public Finance Authority Hospital Revenue (Renown Regional Medical Center)	5.000%	6/1/22	3,085	3,580
Wisconsin Public Finance Authority Revenue (Church Home of Hartford Inc.)	4.000%	9/1/20	525	543
267,403
Total Tax-Exempt Municipal Bonds (Cost $20,083,107)	20,373,579

Shares
Temporary Cash Investment (2.8%)
Money Market Fund (2.8%)
5	Vanguard Municipal Cash Management Fund (Cost $587,561)	0.019%	587,561,386	587,561
Total Investments (99.5%) (Cost $20,670,668)	20,961,140

Amount
($000)
Other Assets and Liabilities (0.5%)
Other Assets
Investment in Vanguard	1,927
Receivables for Investment Securities Sold	2,345
Receivables for Accrued Income	211,207
Receivables for Capital Shares Issued	22,338
Other Assets	789
Total Other Assets	238,606
Liabilities
Payables for Investment Securities Purchased	(85,822)
Payables for Capital Shares Redeemed	(19,203)
Payables for Distributions	(6,308)
Payables to Vanguard	(13,890)
Other Liabilities	(100)
Total Liabilities	(125,323)
Net Assets (100%)	21,074,423

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	20,873,072
Undistributed Net Investment Income	4
Accumulated Net Realized Losses	(89,121)
Unrealized Appreciation (Depreciation)
Investment Securities	290,472
Futures Contracts	(4)
Net Assets	21,074,423

Investor Shares—Net Assets
Applicable to 184,777,883 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,039,917
Net Asset Value Per Share—Investor Shares	$11.04

Admiral Shares—Net Assets
Applicable to 1,724,166,350 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	19,034,506
Net Asset Value Per Share—Admiral Shares	$11.04

• See Note A in Notes to Financial Statements.
1 Adjustable-rate security.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate value of these securities was $817,368,000, representing 3.9% of net assets.
3 Securities with a value of $2,432,000 have been segregated as initial margin for open futures contracts.
4 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2015.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
For key to abbreviations and other references, see back cover.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (97.3%)
Alabama (0.8%)
Alabama 21st Century Authority Tobacco Settlement Revenue	5.000%	6/1/20	1,000	1,148
Alabama 21st Century Authority Tobacco Settlement Revenue	5.000%	6/1/21	1,500	1,740
Alabama Incentives Financing Authority Special Obligation Revenue	5.000%	9/1/24	3,695	4,132
Alabama Incentives Financing Authority Special Obligation Revenue	5.000%	9/1/24	2,520	2,812
Alabama Incentives Financing Authority Special Obligation Revenue	5.000%	9/1/30	6,905	7,771
Alabama Incentives Financing Authority Special Obligation Revenue	5.000%	9/1/31	7,245	8,125
Alabama Incentives Financing Authority Special Obligation Revenue	5.000%	9/1/32	7,000	7,827
Alabama Public School & College Authority Capital Improvement Revenue	5.000%	12/1/17 (Prere.)	58,350	63,617
Alabama Public School & College Authority Capital Improvement Revenue	5.000%	12/1/17 (Prere.)	60,660	66,136
1 Alabama Public School & College Authority Capital Improvement Revenue	5.000%	12/1/17 (Prere.)	62,600	68,251
Alabama Public School & College Authority Capital Improvement Revenue	5.000%	12/1/17 (Prere.)	13,595	14,822
Alabama Public School & College Authority Capital Improvement Revenue	5.000%	5/1/19	1,820	2,070
Alabama Public School & College Authority Capital Improvement Revenue	5.000%	5/1/21	4,895	5,808
Auburn University Alabama General Fee Revenue	5.000%	6/1/16	3,690	3,794
Auburn University Alabama General Fee Revenue	5.000%	6/1/17	3,160	3,384
Auburn University Alabama General Fee Revenue	5.000%	6/1/17	1,550	1,660
Auburn University Alabama General Fee Revenue	5.000%	6/1/31	3,000	3,396
Baldwin County AL Board of Education Revenue	5.000%	6/1/26	1,500	1,799
Baldwin County AL Board of Education Revenue	5.000%	6/1/27	1,750	2,071
Baldwin County AL Board of Education Revenue	5.000%	6/1/28	2,750	3,230
Baldwin County AL Board of Education Revenue	5.000%	6/1/29	3,000	3,497
Baldwin County AL Board of Education Revenue	5.000%	6/1/30	6,335	7,347
Baldwin County AL Board of Education Revenue	5.000%	6/1/32	2,005	2,306
Birmingham AL GO	0.000%	3/1/32	5,000	5,155
Huntsville AL GO	5.000%	3/1/26	2,540	2,976
Huntsville AL GO	5.000%	5/1/33	5,000	5,721
Huntsville AL Water System Revenue	5.000%	11/1/25	1,500	1,841
Huntsville AL Water System Revenue	5.000%	11/1/27	1,580	1,900
Huntsville AL Water System Revenue	5.000%	11/1/28	1,500	1,794
Infirmary Health System Special Care Facilities Financing Authority Mobile Alabama Revenue
(Infirmary Health System Inc.)	5.000%	2/1/18	2,830	3,022
Infirmary Health System Special Care Facilities Financing Authority Mobile Alabama Revenue
(Infirmary Health System Inc.)	5.250%	2/1/19	2,415	2,649
Infirmary Health System Special Care Facilities Financing Authority Mobile Alabama Revenue
(Infirmary Health System Inc.)	5.250%	2/1/20	2,845	3,180
Infirmary Health System Special Care Facilities Financing Authority Mobile Alabama Revenue
(Infirmary Health System Inc.)	5.250%	2/1/21	3,630	4,081
Infirmary Health System Special Care Facilities Financing Authority Mobile Alabama Revenue
(Infirmary Health System Inc.)	5.250%	2/1/30	5,450	6,009
Jefferson County AL Sewer Revenue	5.000%	10/1/22	1,730	1,913
Jefferson County AL Sewer Revenue	5.000%	10/1/23	7,000	7,777
Jefferson County AL Sewer Revenue	0.000%	10/1/26 (4)	1,000	625
Jefferson County AL Sewer Revenue	0.000%	10/1/27 (4)	1,410	828
Jefferson County AL Sewer Revenue	0.000%	10/1/28 (4)	1,500	825
Mobile AL Industrial Development Board Pollution Control Revenue (Alabama Power Co.) PUT	1.650%	3/20/17	8,700	8,813
University of Alabama General Revenue	5.000%	7/1/21	10,530	12,542
				358,394
Alaska (0.1%)
Alaska GO	4.000%	8/1/18	1,200	1,307
Alaska GO	5.000%	8/1/24	5,000	6,028
Alaska Housing Finance Corp. General Housing Revenue	5.000%	12/1/25	3,075	3,641
Alaska Housing Finance Corp. General Housing Revenue	5.000%	12/1/26	5,330	6,295
Alaska Housing Finance Corp. General Housing Revenue	5.000%	12/1/29	2,000	2,328
Alaska Municipal Bond Bank Authority Revenue	5.000%	2/1/32	4,845	5,492
Anchorage AK Electric Utility Revenue	5.000%	12/1/26	2,350	2,795
Anchorage AK Electric Utility Revenue	5.000%	12/1/34	4,500	5,096
Matanuska-Susitna Borough AK GO	5.000%	3/1/17	3,595	3,808
Northern Alaska Tobacco Securitization Corp. Revenue	4.625%	6/1/23	11,210	11,212
Valdez AK Marine Terminal Revenue (BP Pipelines)	5.000%	1/1/16	1,000	1,008
Valdez AK Marine Terminal Revenue (BP Pipelines)	5.000%	1/1/16	12,755	12,853
				61,863
Arizona (2.2%)
Arizona Board Regents Arizona State University System COP	5.000%	6/1/16 (Prere.)	2,430	2,497
Arizona Board Regents Arizona State University System COP	5.000%	6/1/16 (Prere.)	4,310	4,429
Arizona Board Regents Arizona State University System COP	5.000%	7/1/20 (14)	5,120	5,469
Arizona Board Regents Arizona State University System Revenue	6.000%	7/1/18 (Prere.)	1,135	1,288
Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/27	1,115	1,302
Arizona Board Regents Arizona State University System Revenue	5.000%	6/1/28	2,545	2,838

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/28	3,510	4,200
Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/28	1,860	2,225
Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/28	1,000	1,163
Arizona Board Regents Arizona State University System Revenue	5.000%	6/1/31	1,000	1,132
Arizona Board Regents Arizona State University System Revenue	5.000%	6/1/32	1,290	1,456
Arizona COP	4.000%	9/1/17	1,250	1,324
Arizona COP	5.000%	3/1/18 (Prere.)	10,000	10,977
Arizona COP	5.000%	3/1/18 (Prere.)	5,000	5,488
Arizona COP	5.000%	9/1/18	1,275	1,418
Arizona COP	5.000%	9/1/20	1,700	1,981
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/21	3,480	3,988
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/22	3,100	3,575
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/23	5,000	5,683
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/27	6,500	7,121
Arizona Health Facilities Authority Revenue (Banner Health)	5.000%	1/1/24	10,000	10,845
Arizona Health Facilities Authority Revenue (Banner Health)	5.000%	1/1/25	7,500	8,105
2 Arizona Health Facilities Authority Revenue (Phoenix Children’s Hospital) PUT	1.860%	2/5/20	12,500	12,784
Arizona Health Facilities Authority Revenue (Scottsdale Lincoln Hospitals Project)	5.000%	12/1/23	1,000	1,185
Arizona Health Facilities Authority Revenue (Scottsdale Lincoln Hospitals Project)	5.000%	12/1/24	1,500	1,791
Arizona Health Facilities Authority Revenue (Scottsdale Lincoln Hospitals Project)	5.000%	12/1/25	3,750	4,420
Arizona Health Facilities Authority Revenue (Scottsdale Lincoln Hospitals Project)	5.000%	12/1/26	3,000	3,507
Arizona Lottery Revenue	5.000%	7/1/22 (4)	18,000	20,568
Arizona Lottery Revenue	5.000%	7/1/24 (4)	15,000	17,081
Arizona Lottery Revenue	5.000%	7/1/25 (4)	15,000	17,049
Arizona Lottery Revenue	5.000%	7/1/26 (4)	13,975	15,842
Arizona School Facilities Board COP	5.000%	9/1/16	24,000	24,937
Arizona School Facilities Board COP	5.000%	9/1/17	21,000	22,653
Arizona School Facilities Board COP	5.000%	9/1/18	13,000	14,455
Arizona School Facilities Board COP	5.125%	9/1/18 (Prere.)	5,000	5,600
Arizona Transportation Board Excise Tax Revenue	5.000%	7/1/22	10,000	12,086
Arizona Transportation Board Excise Tax Revenue	5.000%	7/1/23	12,000	14,648
Arizona Transportation Board Excise Tax Revenue	5.000%	7/1/24	27,590	33,876
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/17 (Prere.)	10,000	10,737
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/17 (Prere.)	10,000	10,737
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/17 (Prere.)	11,500	12,347
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/17 (Prere.)	16,300	17,501
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/17 (Prere.)	10,000	10,737
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/17 (Prere.)	7,540	8,095
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/22	9,940	11,562
Arizona Transportation Board Highway Revenue	5.000%	7/1/16 (Prere.)	10,035	10,354
Arizona Transportation Board Highway Revenue	5.000%	7/1/18 (Prere.)	5,000	5,552
Arizona Transportation Board Highway Revenue	5.000%	7/1/18 (Prere.)	5,000	5,552
Arizona Transportation Board Highway Revenue	5.000%	7/1/22	8,500	10,256
Arizona Transportation Board Highway Revenue	5.000%	7/1/24	6,390	7,846
Arizona Transportation Board Highway Revenue	5.000%	7/1/25	6,000	7,333
Arizona Transportation Board Highway Revenue	5.000%	7/1/32	7,580	8,756
3 Arizona Transportation Board Highway Revenue TOB VRDO	0.220%	11/6/15	6,695	6,695
Arizona Water Infrastructure Finance Authority Revenue	5.000%	10/1/20	3,500	4,137
Arizona Water Infrastructure Finance Authority Revenue	5.000%	10/1/22	6,000	7,318
Chandler AZ GO	4.000%	7/1/22	3,390	3,891
Chandler AZ GO	5.000%	7/1/23	3,400	4,175
Chandler AZ GO	5.000%	7/1/24	4,250	5,279
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/18	3,325	3,622
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/19	2,000	2,234
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/20	1,500	1,708
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/21	1,500	1,689
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/22	3,500	3,935
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/23	3,805	4,278
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/25	3,750	4,201
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/26	2,890	3,237
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/27	5,000	5,571
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/30	14,000	15,626
Glendale AZ Senior Excise Tax Revenue	5.000%	7/1/19	4,185	4,762
Glendale AZ Senior Excise Tax Revenue	5.000%	7/1/20	2,770	3,219
Glendale AZ Senior Excise Tax Revenue	5.000%	7/1/21	2,990	3,521
Glendale AZ Senior Excise Tax Revenue	5.000%	7/1/22	3,140	3,729
Glendale AZ Senior Excise Tax Revenue	5.000%	7/1/30	8,745	10,068
Glendale AZ Senior Excise Tax Revenue	5.000%	7/1/31	6,415	7,346
Glendale AZ Transportation Excise Tax Revenue	5.000%	7/1/17 (Prere.)	4,235	4,547
Maricopa County AZ Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West)	5.000%	7/1/16	6,500	6,693

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Maricopa County AZ Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West)	5.000%	7/1/17	10,000	10,690
Maricopa County AZ Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West)	5.000%	7/1/18	6,000	6,391
Maricopa County AZ Regional Public Transportation Authority Excise Tax Revenue	5.000%	7/1/21	6,220	7,061
Maricopa County AZ School District No. 28 (Kyrene Elementary) GO	4.000%	7/1/20	1,355	1,520
Maricopa County AZ School District No. 28 (Kyrene Elementary) GO	5.250%	7/1/28	690	819
Maricopa County AZ School District No. 28 (Kyrene Elementary) GO	5.500%	7/1/29	480	578
Maricopa County AZ School District No. 28 (Kyrene Elementary) GO	5.500%	7/1/30	375	449
Maricopa County AZ Unified School District GO	5.000%	7/1/22	8,450	10,195
Mesa AZ Excise Tax Revenue	5.000%	7/1/27	4,000	4,265
Mesa AZ Utility System Revenue	5.000%	7/1/19 (14)	10,000	11,434
Mesa AZ Utility System Revenue	5.000%	7/1/21 (14)	11,900	14,113
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/23	5,000	5,527
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/24	2,235	2,469
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/27	9,530	10,489
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/28	9,555	10,850
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/30	13,330	15,031
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/16 (Prere.)	5,420	5,590
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/20	5,165	5,541
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	4.750%	7/1/24	7,805	8,316
Phoenix AZ Civic Improvement Corp. Wastewater System Revenue	5.500%	7/1/24	2,500	2,802
Phoenix AZ Civic Improvement Corp. Water System Revenue	5.000%	7/1/20	3,010	3,526
Phoenix AZ Civic Improvement Corp. Water System Revenue	5.000%	7/1/22	11,000	13,295
Phoenix AZ Civic Improvement Corp. Water System Revenue	5.000%	7/1/23	7,000	8,545
Phoenix AZ Civic Improvement Corp. Water System Revenue	5.000%	7/1/24	7,770	9,561
Phoenix AZ Civic Improvement Corp. Water System Revenue	5.000%	7/1/25	9,000	10,983
Phoenix AZ Civic Improvement Corp. Water System Revenue	5.000%	7/1/26	7,000	8,493
Phoenix AZ Civic Improvement Corp. Water System Revenue	5.000%	7/1/27	2,500	3,006
Phoenix AZ GO	5.000%	7/1/20	5,150	5,528
3 Phoenix AZ GO TOB VRDO	0.050%	11/6/15	17,500	17,500
Pima County AZ Industrial Development Authority Revenue (Tucson Electric Power Co. Project)	4.000%	9/1/29	12,000	12,436
Pima County AZ Regional Transportation Authority Excise Tax Revenue	5.000%	6/1/22	3,000	3,614
Pima County AZ Regional Transportation Authority Excise Tax Revenue	5.000%	6/1/23	3,500	4,241
Pima County AZ Regional Transportation Authority Excise Tax Revenue	5.000%	6/1/26	3,590	4,231
Regional Public Transportation Authority Arizona Excise Tax Revenue
(Maricopa County Public Transportation)	5.250%	7/1/22	2,000	2,444
Regional Public Transportation Authority Arizona Excise Tax Revenue
(Maricopa County Public Transportation)	5.250%	7/1/23	1,000	1,234
Regional Public Transportation Authority Arizona Excise Tax Revenue
(Maricopa County Public Transportation)	5.250%	7/1/25	1,000	1,233
1 Salt River Project Arizona Agricultural Improvement & Power District Revenue	5.000%	1/1/16 (Prere.)	7,250	7,309
Salt River Project Arizona Agricultural Improvement & Power District Revenue	4.000%	1/1/18	3,775	4,047
Salt River Project Arizona Agricultural Improvement & Power District Revenue	5.000%	1/1/22	4,350	4,881
Salt River Project Arizona Agricultural Improvement & Power District Revenue	5.000%	1/1/27	10,000	10,877
Salt River Project Arizona Agricultural Improvement & Power District Revenue	5.000%	1/1/28	2,750	2,979
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/19	25	28
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/21	3,770	4,391
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/22	3,965	4,649
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/23	8,370	9,871
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/24	4,510	5,339
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/25	19,125	22,590
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/26	2,725	3,229
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/28	270	318
Scottsdale AZ GO	5.000%	7/1/22	3,000	3,645
Scottsdale AZ GO	4.000%	7/1/24	3,000	3,470
Scottsdale AZ Municipal Property Corp. Excise Tax Revenue	5.000%	7/1/16 (Prere.)	6,850	7,065
Scottsdale AZ Municipal Property Corp. Excise Tax Revenue	5.000%	7/1/16 (Prere.)	7,280	7,509
Scottsdale AZ Municipal Property Corp. Excise Tax Revenue	5.000%	7/1/16 (Prere.)	5,710	5,889
Scottsdale AZ Municipal Property Corp. Excise Tax Revenue	5.000%	7/1/22	12,415	15,005
Tucson AZ GO	5.000%	7/1/26 (12)	1,000	1,105
Tucson AZ GO	5.000%	7/1/29 (12)	1,000	1,105
University Medical Center Corp. Arizona Hospital Revenue	6.250%	7/1/19 (Prere.)	1,500	1,776
Yavapai County AZ Industrial Development Authority Solid Waste Disposal Revenue
(Republic Services Inc.) PUT	0.500%	12/1/15	25,000	25,000
Yuma AZ Industrial Development Authority Hospital Revenue (Yuma Regional Medical Center)	5.000%	8/1/24	1,200	1,396
Yuma AZ Industrial Development Authority Hospital Revenue (Yuma Regional Medical Center)	5.000%	8/1/25	1,250	1,443
Yuma AZ Industrial Development Authority Hospital Revenue (Yuma Regional Medical Center)	5.000%	8/1/32	1,000	1,111
Yuma AZ Industrial Development Authority Hospital Revenue (Yuma Regional Medical Center)	5.250%	8/1/32	1,500	1,699
				971,558

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Arkansas (0.1%)
Arkansas Development Finance Authority Hospital Revenue (Washington Regional Medical Center)	5.000%	2/1/22	380	435
Arkansas Federal Highway Grant Anticipation & Tax Revenue GO	5.000%	10/1/24	10,105	12,607
Rogers AR Sales & Use Tax Revenue	2.125%	11/1/29	3,960	3,975
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/22	2,000	2,416
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/23	1,280	1,560
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/25	2,000	2,407
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/25	1,815	2,121
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/26	2,190	2,615
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/26	1,075	1,251
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/27	1,695	1,958
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/28	3,210	3,756
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/29	3,355	3,904
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/30	2,555	2,959
University of Arkansas Revenue (UAMS Campus)	5.000%	11/1/27	1,000	1,183
University of Arkansas Revenue (UAMS Campus)	5.000%	11/1/28	3,000	3,519
University of Arkansas Revenue (UAMS Campus)	5.000%	11/1/29	1,970	2,299
University of Arkansas Revenue (UAMS Campus)	5.000%	11/1/30	2,000	2,323
				51,288
California (12.1%)
ABAG Finance Authority for Nonprofit Corps. California Revenue (Jackson Laboratory)	5.000%	7/1/27	1,375	1,555
ABAG Finance Authority for Nonprofit Corps. California Revenue (Jackson Laboratory)	5.000%	7/1/29	2,795	3,132
Alameda CA Corridor Transportation Authority Revenue	5.000%	3/1/21	3,250	3,884
Alameda County CA Joint Powers Authority Lease Revenue	5.250%	12/1/27	3,000	3,582
Alameda County CA Joint Powers Authority Lease Revenue	5.250%	12/1/28	6,165	7,297
Alameda County CA Joint Powers Authority Lease Revenue	5.000%	12/1/30	12,395	14,278
Anaheim CA Public Financing Authority Revenue (Electric System)	5.250%	10/1/28	5,030	5,869
Anaheim CA Public Financing Authority Revenue (Electric System)	5.250%	10/1/29	5,300	6,181
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	20,195	20,600
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	26,400	26,930
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	7,000	7,453
2 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	0.610%	4/1/20	12,500	12,403
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.875%	4/1/20	38,860	39,547
2 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	0.710%	4/1/21	14,500	14,339
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	2.000%	4/1/21	15,375	15,649
2 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	0.910%	5/1/23	13,500	13,268
Beverly Hills CA Unified School District GO	0.000%	8/1/28	5,000	3,450
Beverly Hills CA Unified School District GO	0.000%	8/1/29	8,000	5,269
California Department of Water Resources Power Supply Revenue	5.000%	5/1/16	7,790	7,981
California Department of Water Resources Power Supply Revenue	5.000%	5/1/16	5,000	5,123
California Department of Water Resources Power Supply Revenue	5.000%	5/1/20	20,000	23,475
California Department of Water Resources Power Supply Revenue	5.000%	5/1/20 (Prere.)	12,410	14,568
California Department of Water Resources Power Supply Revenue	5.000%	5/1/20 (Prere.)	6,200	7,278
California Department of Water Resources Power Supply Revenue	5.000%	5/1/21	20,000	22,110
California Department of Water Resources Power Supply Revenue	5.000%	5/1/21	7,590	8,823
California Department of Water Resources Power Supply Revenue	5.000%	5/1/22	19,250	21,269
California Department of Water Resources Power Supply Revenue	5.000%	5/1/22	3,800	4,406
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/16	2,695	2,834
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/16	5,000	5,259
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/23	15,000	18,625
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/24	10,000	12,534
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/28	15,000	18,213
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/29	2,500	3,019
1 California Economic Recovery GO	5.000%	7/1/19 (Prere.)	20,000	22,953
1 California Economic Recovery GO	5.250%	7/1/19 (Prere.)	31,780	36,758
1 California Economic Recovery GO	5.250%	7/1/19 (Prere.)	18,220	21,074
California Educational Facilities Authority Revenue (University of the Pacific)	5.000%	11/1/29	3,000	3,462
California Educational Facilities Authority Revenue (University of the Pacific)	5.000%	11/1/32	1,595	1,811
California Educational Facilities Authority Revenue (University of the Pacific)	5.000%	11/1/33	1,500	1,698
California GO	6.000%	2/1/16	1,500	1,522
California GO	5.000%	4/1/16	10,000	10,204
California GO	5.000%	9/1/16 (Prere.)	33,800	35,117
California GO	5.000%	9/1/16	8,000	8,321
California GO	5.000%	3/1/17	3,000	3,184
California GO	5.000%	4/1/17	13,050	13,895
2 California GO	0.760%	5/1/17	3,500	3,516
California GO	5.500%	4/1/18	30,000	33,433
California GO	6.000%	4/1/18	11,480	12,943
California GO	5.000%	12/1/18	85	85
California GO	5.000%	8/1/19	29,650	34,033
California GO	5.000%	4/1/20	18,000	20,408

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO	5.000%	8/1/20	18,970	20,038
California GO	5.000%	10/1/20	3,000	3,532
California GO	5.000%	11/1/20 (14)	5,000	5,436
California GO	5.000%	12/1/21	16,365	17,838
California GO	5.000%	3/1/22	6,375	6,475
California GO	5.000%	3/1/22	26,540	31,889
California GO	5.250%	10/1/22	15,000	17,413
California GO	5.000%	12/1/22	11,000	13,359
California GO	5.000%	3/1/23	29,000	29,454
California GO	5.000%	9/1/23	9,770	11,949
California GO	5.000%	10/1/23	3,000	3,673
California GO	5.000%	11/1/23	17,200	21,084
California GO	5.000%	12/1/23	34,000	41,722
California GO	5.000%	3/1/24	30,115	30,586
California GO	5.000%	3/1/24	30,000	36,724
California GO	5.000%	5/1/24	35,000	42,928
California GO	5.000%	10/1/24	10,500	12,936
California GO	5.000%	10/1/24	19,500	21,478
California GO	5.000%	12/1/24	5,640	6,827
California GO	5.000%	3/1/25	15,000	18,480
California GO	5.000%	10/1/25	20,000	24,083
California GO	5.000%	11/1/25	33,000	40,248
California GO	5.000%	12/1/25	5,490	6,698
California GO	5.500%	8/1/26	23,665	26,599
California GO	5.000%	10/1/26	31,140	37,172
California GO	5.000%	10/1/27	11,250	13,347
California GO	5.250%	10/1/27	26,440	31,214
California GO	5.000%	11/1/27	17,380	20,846
California GO	5.000%	2/1/28	12,500	14,711
California GO	5.000%	11/1/28	9,175	10,923
California GO	5.000%	12/1/28	3,575	4,261
California GO	5.750%	4/1/29	2,395	2,767
California GO	5.250%	9/1/29	10,460	12,611
California GO	5.000%	10/1/29	27,000	30,905
California GO	5.000%	10/1/29	4,445	4,866
California GO	5.000%	10/1/29	10,000	11,786
California GO	5.250%	3/1/30	29,500	34,086
California GO	5.000%	5/1/30	30,000	34,914
California GO	5.250%	9/1/30	25,480	30,538
California GO	5.750%	4/1/31	79,190	91,340
California GO	5.000%	10/1/31	24,000	27,936
California GO	5.000%	2/1/32	50,640	58,371
California GO	5.000%	10/1/32	11,000	12,738
California GO	5.000%	2/1/33	79,605	91,532
California GO	6.500%	4/1/33	54,500	64,572
California GO	5.000%	10/1/33	6,000	6,923
California GO	5.000%	10/1/34	10,000	11,496
California GO PUT	3.000%	12/1/19	6,000	6,415
3 California GO TOB VRDO	0.150%	11/6/15 (4)	11,000	11,000
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	5.250%	3/1/27	19,000	21,443
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	5.250%	3/1/28	9,160	10,269
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000% 11/15/17		8,000	8,032
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000% 11/15/19		3,135	3,147
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000% 11/15/20		4,180	4,196
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000% 11/15/21		6,165	6,189
California Health Facilities Financing Authority Revenue (Children’s Hospital of Los Angeles)	5.000% 11/15/25		5,000	5,507
California Health Facilities Financing Authority Revenue (Children’s Hospital of Los Angeles)	5.000% 11/15/26		5,000	5,471
California Health Facilities Financing Authority Revenue (Children’s Hospital of Los Angeles)	5.000% 11/15/27		3,845	4,187
California Health Facilities Financing Authority Revenue (City of Hope Medical Center)	5.000% 11/15/26		2,430	2,798
California Health Facilities Financing Authority Revenue
(Lucile Salter Packard Children’s Hospitalat Stanford) PUT	1.450%	3/15/17	4,000	4,048
California Health Facilities Financing Authority Revenue
(Lucile Salter Packard Children’s Hospitalat Stanford) PUT	1.450%	3/15/17	4,520	4,575
3 California Health Facilities Financing Authority Revenue
(Lucile Salter Packard Children’s Hospitalat Stanford) TOB VRDO	0.040%	11/6/15	650	650
California Health Facilities Financing Authority Revenue (Providence Health & Services)	5.000%	10/1/27	6,380	7,599
3 California Health Facilities Financing Authority Revenue (Providence Health Services) TOB VRDO	0.140%	11/6/15	9,480	9,480
California Health Facilities Financing Authority Revenue (Scripps Health)	5.000%	10/1/19	8,080	9,059
California Health Facilities Financing Authority Revenue (Scripps Health)	5.500%	10/1/20	4,000	4,538
California Health Facilities Financing Authority Revenue (Scripps Health)	5.000%	10/1/21	7,110	7,954
California Health Facilities Financing Authority Revenue (Scripps Health)	5.000%	10/1/22	3,250	3,634

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority Revenue (St. Joseph Health System)	5.250%	7/1/21	25,980	29,787
California Health Facilities Financing Authority Revenue (St. Joseph Health System)	5.500%	7/1/29	15,000	17,048
California Health Facilities Financing Authority Revenue (St. Joseph Health System) PUT	5.000% 10/15/20		12,500	14,633
California Health Facilities Financing Authority Revenue (Sutter Health)	5.500%	8/15/16	5,000	5,210
California Health Facilities Financing Authority Revenue (Sutter Health)	5.500%	8/15/17	5,100	5,557
California Health Facilities Financing Authority Revenue (Sutter Health)	5.500%	8/15/26	4,500	5,257
California Health Facilities Financing Authority Revenue (Sutter Health)	5.875%	8/15/31	10,000	11,782
2 California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	0.290%	4/1/16	18,000	17,996
2 California Infrastructure & Economic Development Bank Revenue (The Colburn School) PUT	1.010%	6/1/20	10,000	9,975
California Municipal Finance Authority (Community Hospitals of Central California Obligated Group)
COP	5.000%	2/1/16	2,070	2,093
California Municipal Finance Authority (Community Hospitals of Central California Obligated Group)
COP	5.000%	2/1/20	1,575	1,741
California Municipal Finance Authority (Community Hospitals of Central California Obligated Group)
COP	5.000%	2/1/21	1,740	1,909
California Municipal Finance Authority (Community Hospitals of Central California Obligated Group)
COP	5.250%	2/1/24	5,050	5,629
California Municipal Finance Authority Revenue (Anaheim Electric Utility Distribution System)	5.000%	10/1/29	1,000	1,187
California Municipal Finance Authority Revenue (Anaheim Electric Utility Distribution System)	5.000%	10/1/32	2,190	2,545
California Municipal Finance Authority Revenue (Anaheim Electric Utility Distribution System)	5.000%	10/1/35	1,755	2,012
California Municipal Finance Authority Revenue (University of La Verne)	5.750%	6/1/25	8,525	9,582
California Municipal Finance Authority Revenue (University of La Verne)	6.125%	6/1/30	3,000	3,437
California Public Works Board Lease Revenue (Department of Corrections)	5.250%	1/1/16 (2)	5,265	5,311
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/27	7,420	8,674
California Public Works Board Lease Revenue (Department of Corrections)	5.250%	10/1/27	1,325	1,606
California Public Works Board Lease Revenue (Department of General Services)	6.125%	4/1/28	5,000	5,858
California Public Works Board Lease Revenue (Department of General Services)	6.125%	4/1/29	2,000	2,342
California Public Works Board Lease Revenue (Department of State Hospitals)	5.000%	6/1/27	5,000	5,883
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	10/1/23	750	910
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	10/1/24	900	1,095
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/24	10,000	12,037
California Public Works Board Lease Revenue (Judicial Council Projects)	5.250%	12/1/25	7,000	8,524
California Public Works Board Lease Revenue (Judicial Council Projects)	5.250%	12/1/26	5,000	6,042
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/27	3,120	3,657
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/27	13,000	15,287
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/28	8,000	9,338
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/29	4,250	4,909
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/29	10,705	12,450
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/30	3,930	4,514
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/31	5,000	5,718
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/33	3,350	3,802
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	12/1/21 (Prere.)	8,145	9,859
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	5/1/19	11,290	12,849
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	5/1/19	8,130	9,253
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/20	2,700	3,134
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	5/1/20	8,975	10,437
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	5/1/21	4,500	5,324
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	5/1/21	3,000	3,549
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	12/1/21 (Prere.)	10,000	12,104
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	5/1/22	6,050	7,252
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	5/1/23	3,000	3,623
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	5/1/23	4,460	5,386
California Public Works Board Lease Revenue (Various Capital Projects)	6.250%	11/1/24	13,665	16,420
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/27	3,075	3,584
California Public Works Board Lease Revenue (Various Capital Projects)	5.500%	11/1/30	2,495	3,023
California Public Works Board Lease Revenue (Various Capital Projects)	5.125%	10/1/31	4,250	4,891
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/32	9,650	10,987
California State University Systemwide Revenue	5.000%	11/1/26	14,775	16,779
California State University Systemwide Revenue	5.750%	11/1/27	5,000	5,807
California State University Systemwide Revenue	5.250%	11/1/28	7,395	8,727
California State University Systemwide Revenue	5.250%	11/1/29	7,790	9,174
California State University Systemwide Revenue	5.000%	11/1/30	24,850	29,217
California State University Systemwide Revenue	5.250%	11/1/30	7,960	9,360
California State University Systemwide Revenue	5.000%	11/1/31	21,630	25,337
California State University Systemwide Revenue	5.250%	11/1/31	4,000	4,696
California State University Systemwide Revenue	5.000%	11/1/32	10,000	11,671
California State University Systemwide Revenue	5.000%	11/1/33	20,000	23,255
California State University Systemwide Revenue	5.000%	11/1/34	24,190	28,003
California State University Systemwide Revenue	5.000%	11/1/35	4,355	5,012
California Statewide Communities Development Authority Revenue
(Daughters of Charity Health System)	5.250%	7/1/24	4,175	3,744

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development Authority Revenue (Kaiser Permanente)	5.000%	4/1/16	36,970	37,688
California Statewide Communities Development Authority Revenue (Kaiser Permanente)	5.250%	8/1/31	3,500	3,610
Capistrano CA Unified School District Special Tax Revenue	4.000%	9/1/23 (15)	6,435	6,803
Cerritos CA Community College District GO	5.250%	8/1/19 (Prere.)	3,540	4,102
Cerritos CA Community College District GO	5.250%	8/1/19 (Prere.)	3,160	3,662
Cerritos CA Community College District GO	5.250%	8/1/19 (Prere.)	4,235	4,908
Cerritos CA Community College District GO	0.000%	8/1/28	1,000	656
Cerritos CA Community College District GO	0.000%	8/1/30	1,850	1,065
Cerritos CA Community College District GO	0.000%	8/1/31	1,000	547
Chabot-Las Positas CA Community College District GO	5.000%	8/1/27	7,000	8,216
Chabot-Las Positas CA Community College District GO	5.000%	8/1/30	15,000	17,262
Chabot-Las Positas CA Community College District GO	5.000%	8/1/31	5,000	5,728
Chabot-Las Positas CA Community College District GO	5.000%	8/1/32	17,000	19,411
Chaffey CA Community College District GO	5.000%	6/1/24	1,120	1,376
Chaffey CA Community College District GO	5.000%	6/1/29	1,250	1,467
Chaffey CA Community College District GO	5.000%	6/1/30	2,000	2,327
Chino CA Public Financing Authority Special Tax Revenue	5.000%	9/1/26 (4)	800	939
Chino CA Public Financing Authority Special Tax Revenue	5.000%	9/1/27 (4)	2,340	2,704
Chino CA Public Financing Authority Special Tax Revenue	5.000%	9/1/29 (4)	1,300	1,476
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/23	1,080	1,257
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/24	1,130	1,314
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/25	1,145	1,338
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/26	1,255	1,448
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/27	1,320	1,506
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/28	1,380	1,562
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/29	1,445	1,625
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/30	1,400	1,561
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/31	1,600	1,774
Contra Costa CA Community College District GO	5.000%	8/1/29	2,000	2,346
Contra Costa CA Community College District GO	5.000%	8/1/30	3,000	3,491
Contra Costa CA Community College District GO	5.000%	8/1/34	4,000	4,594
Contra Costa CA Transportation Authority Sales Tax Revenue	5.000%	3/1/20 (Prere.)	2,000	2,334
Cupertino CA Union School District GO	5.000%	8/1/30	2,000	2,387
Cupertino CA Union School District GO	5.000%	8/1/34	2,000	2,346
Cupertino CA Union School District GO	5.000%	8/1/35	1,000	1,146
East Bay CA Municipal Utility District Water System Revenue	5.000%	6/1/31	2,410	2,834
East Bay CA Municipal Utility District Water System Revenue	5.000%	6/1/32	4,000	4,687
East Side CA Union High School District Santa Clara County GO	5.000%	8/1/26	2,500	2,991
East Side CA Union High School District Santa Clara County GO	5.000%	8/1/27	2,000	2,367
East Side CA Union High School District Santa Clara County GO	5.000%	8/1/28	2,655	3,068
East Side CA Union High School District Santa Clara County GO	5.000%	8/1/28	3,000	3,527
El Dorado CA Irrigation District Revenue	5.000%	3/1/22 (4)	1,035	1,234
El Dorado CA Irrigation District Revenue	5.000%	3/1/23 (4)	1,750	2,058
El Dorado CA Irrigation District Revenue	5.000%	3/1/24 (4)	1,000	1,168
El Dorado CA Irrigation District Revenue	5.000%	3/1/25 (4)	1,000	1,158
El Dorado CA Irrigation District Revenue	5.000%	3/1/26 (4)	2,485	2,857
El Dorado CA Irrigation District Revenue	5.000%	3/1/27 (4)	2,110	2,409
El Dorado CA Irrigation District Revenue	5.000%	3/1/28 (4)	2,000	2,260
El Dorado CA Irrigation District Revenue	5.000%	3/1/34 (4)	3,060	3,455
El Monte CA High School District GO	5.500%	6/1/27 (12)	2,630	2,980
El Monte CA High School District GO	5.500%	6/1/28 (12)	2,355	2,664
El Segundo CA Unified School District GO	0.000%	8/1/28	2,705	1,727
El Segundo CA Unified School District GO	0.000%	8/1/29	8,655	5,242
El Segundo CA Unified School District GO	0.000%	8/1/30	9,160	5,129
Elk Grove CA Finance Authority Special Tax Revenue	5.000%	9/1/23	775	919
Elk Grove CA Finance Authority Special Tax Revenue	5.000%	9/1/24	1,000	1,185
Elk Grove CA Finance Authority Special Tax Revenue	5.000%	9/1/25	750	895
Elk Grove CA Finance Authority Special Tax Revenue	5.000%	9/1/26	1,155	1,365
Elk Grove CA Finance Authority Special Tax Revenue	5.000%	9/1/30 (15)	1,130	1,301
Elk Grove CA Finance Authority Special Tax Revenue	5.000%	9/1/31 (15)	1,750	2,006
Elk Grove CA Finance Authority Special Tax Revenue	5.000%	9/1/32 (15)	1,365	1,556
Folsom Cordova CA Unified School District School Facilities Improvement District No. 3 GO	0.000%	10/1/23 (14)	2,875	2,186
Folsom Cordova CA Unified School District School Facilities Improvement District No. 3 GO	0.000%	10/1/24 (14)	1,700	1,276
Folsom Cordova CA Unified School District School Facilities Improvement District No. 3 GO	0.000%	10/1/25 (14)	2,055	1,508
Folsom Cordova CA Unified School District School Facilities Improvement District No. 3 GO	0.000%	10/1/26 (14)	2,985	2,010
Folsom Cordova CA Unified School District School Facilities Improvement District No. 3 GO	0.000%	10/1/28 (14)	2,875	1,761
Foothill/Eastern Transportation Corridor Agency California Toll Road Revenue	0.000%	1/15/28	20,090	15,550
Foothill/Eastern Transportation Corridor Agency California Toll Road Revenue	0.000%	1/15/29	2,000	1,555
Foothill/Eastern Transportation Corridor Agency California Toll Road Revenue	6.250%	1/15/33	2,000	2,345
Foothill/Eastern Transportation Corridor Agency California Toll Road Revenue PUT	5.500%	1/15/23	40,500	46,662
Fresno CA Sewer Revenue	5.000%	9/1/25 (12)	2,275	2,519

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Fresno CA Sewer Revenue	5.000%	9/1/26 (12)	7,425	8,184
Fresno CA Sewer Revenue	5.000%	9/1/27 (12)	7,835	8,627
Gavilan CA Joint Community College District GO	5.000%	8/1/30	5,000	5,877
Gavilan CA Joint Community College District GO	5.000%	8/1/31	6,000	7,019
Gilroy CA Unified School District GO	0.000%	8/1/30 (ETM)	255	172
Gilroy CA Unified School District GO	0.000%	8/1/30 (12)	5,245	3,049
Golden State Tobacco Securitization Corp. California Revenue	5.000%	6/1/16	12,545	12,850
Golden State Tobacco Securitization Corp. California Revenue	5.000%	6/1/33	4,595	4,076
Golden State Tobacco Securitization Corp. California Revenue	5.000%	6/1/33	19,000	21,568
Golden State Tobacco Securitization Corp. California Revenue	5.000%	6/1/34	10,500	11,846
Hacienda La Puente CA Unified School District GO	5.000%	8/1/25 (4)	7,000	8,521
Hayward CA Unified School District GO	5.000%	8/1/28 (4)	2,720	3,130
Hayward CA Unified School District GO	5.000%	8/1/28 (4)	3,795	4,367
Hayward CA Unified School District GO	5.000%	8/1/29 (4)	2,575	2,945
Hayward CA Unified School District GO	5.000%	8/1/29 (4)	4,315	4,935
Imperial CA Irrigation District Electric Revenue	5.000%	11/1/31	5,200	5,925
Jurupa CA Public Financing Authority Special Tax Revenue	5.000%	9/1/28	1,025	1,179
Jurupa CA Public Financing Authority Special Tax Revenue	5.000%	9/1/29	1,000	1,143
Jurupa CA Public Financing Authority Special Tax Revenue	5.000%	9/1/31	1,190	1,344
La Mesa-Spring Valley CA School District GO	0.000%	8/1/23 (14)	2,090	1,682
La Mesa-Spring Valley CA School District GO	0.000%	8/1/25 (14)	3,635	2,684
La Mesa-Spring Valley CA School District GO	0.000%	8/1/27 (14)	1,500	979
La Mesa-Spring Valley CA School District GO	0.000%	8/1/28 (14)	3,170	1,955
Long Beach CA Finance Authority Natural Gas Purchase Revenue	5.250% 11/15/20		50	58
Long Beach CA Finance Authority Natural Gas Purchase Revenue	5.250% 11/15/23		255	300
Long Beach CA Finance Authority Natural Gas Purchase Revenue	5.000% 11/15/24		90	104
Long Beach CA Finance Authority Natural Gas Purchase Revenue	5.500% 11/15/28		125	151
Long Beach CA Finance Authority Tax Revenue	5.500%	11/1/18 (2)	5,495	6,174
Long Beach CA Finance Authority Tax Revenue	5.500%	11/1/19 (2)	3,970	4,590
Long Beach CA Finance Authority Tax Revenue	5.500%	11/1/20 (2)	3,250	3,838
Long Beach CA Finance Authority Tax Revenue	5.500%	11/1/21 (2)	7,645	9,171
Long Beach CA Finance Authority Tax Revenue	5.500%	11/1/22 (2)	3,535	4,295
Long Beach CA Unified School District GO	0.000%	8/1/23 (12)	1,995	1,641
Long Beach CA Unified School District GO	0.000%	8/1/26 (12)	2,925	2,081
Los Angeles CA Community College District GO	5.000%	8/1/19 (Prere.)	7,210	8,289
Los Angeles CA Community College District GO	5.250%	8/1/19 (Prere.)	4,145	4,803
Los Angeles CA Community College District GO	5.000%	8/1/22	6,000	7,310
Los Angeles CA Community College District GO	5.000%	8/1/23	10,000	12,308
Los Angeles CA Community College District GO	5.000%	8/1/24	7,500	9,325
Los Angeles CA Community College District GO	5.000%	8/1/27	24,845	29,962
Los Angeles CA Community College District GO	5.000%	8/1/28	3,000	3,589
Los Angeles CA Community College District GO	5.000%	8/1/29	10,000	11,859
Los Angeles CA Community College District GO	5.000%	8/1/30	30,500	35,857
Los Angeles CA Community College District GO	5.000%	8/1/31	12,100	14,164
Los Angeles CA Community College District GO	4.000%	8/1/32	21,000	22,389
Los Angeles CA Community College District GO	4.000%	8/1/33	4,805	5,100
Los Angeles CA Community College District GO	4.000%	8/1/33	20,000	21,228
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/18 (Prere.)	3,115	3,451
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/18 (Prere.)	3,250	3,601
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/18 (Prere.)	3,250	3,601
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/18 (Prere.)	3,960	4,387
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/26	5,705	6,638
Los Angeles CA Department of Airports International Airport Revenue	5.250%	5/15/28	12,750	14,909
Los Angeles CA Department of Airports International Airport Revenue	5.250%	5/15/29	5,000	5,836
Los Angeles CA Department of Water & Power Revenue	5.000%	12/1/18	55,995	63,045
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/27	7,985	9,608
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/31	22,715	26,108
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/33	11,185	12,789
Los Angeles CA Harbor Department Revenue	4.000%	8/1/18	1,225	1,336
Los Angeles CA Harbor Department Revenue	5.000%	8/1/19	1,000	1,150
Los Angeles CA Harbor Department Revenue	5.000%	8/1/22	1,000	1,218
Los Angeles CA Harbor Department Revenue	5.000%	8/1/23	1,000	1,231
Los Angeles CA Harbor Department Revenue	5.000%	8/1/28	6,930	7,852
Los Angeles CA Municipal Improvement Corp. Lease Revenue (Police Headquarters Facility)	5.000%	1/1/24 (14)	15,435	16,181
Los Angeles CA Municipal Improvement Corp. Lease Revenue (Police Headquarters Facility)	4.750%	1/1/31 (14)	9,000	9,326
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	24,035	24,801
Los Angeles CA Unified School District GO	5.000%	7/1/16 (4)	6,900	7,122
Los Angeles CA Unified School District GO	5.000%	7/1/16	7,290	7,525
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	4,000	4,300
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	6,425	6,906
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	7,330	7,879

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	10,000	10,749
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	22,410	24,088
Los Angeles CA Unified School District GO	4.750%	7/1/19 (4)	12,500	12,874
Los Angeles CA Unified School District GO	5.000%	7/1/19	20,000	22,945
Los Angeles CA Unified School District GO	5.000%	7/1/20	33,000	38,825
Los Angeles CA Unified School District GO	5.000%	7/1/22	20,000	24,293
Los Angeles CA Unified School District GO	5.250%	7/1/23	8,835	10,160
Los Angeles CA Unified School District GO	5.250%	7/1/23	5,000	5,750
Los Angeles CA Unified School District GO	5.000%	7/1/26	20,000	24,380
Los Angeles CA Unified School District GO	5.000%	7/1/26	7,500	8,558
Los Angeles CA Unified School District GO	5.250%	7/1/28	8,000	9,403
Los Angeles CA Unified School District GO	5.000%	7/1/29	1,400	1,658
Los Angeles CA Unified School District GO	5.200%	7/1/29	6,295	7,173
Los Angeles CA Unified School District GO	4.500%	7/1/31 (2)	4,000	4,214
Los Angeles CA Wastewater System Revenue	5.000%	6/1/29	6,520	7,335
Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.000%	7/1/21	5,000	5,739
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/16	3,450	3,574
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/17	5,000	5,385
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/27	1,475	1,705
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/28	2,000	2,311
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/29	2,365	2,733
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/32	3,000	3,419
M-S-R California Energy Authority Revenue	7.000%	11/1/34	6,000	8,480
Metropolitan Water District of Southern California Revenue PUT	2.000%	10/1/16	6,000	6,061
2 Metropolitan Water District of Southern California Revenue PUT	0.390%	3/27/18	3,000	2,993
2 Metropolitan Water District of Southern California Revenue PUT	0.390%	3/27/18	31,000	30,929
Mount Diablo CA Unified School District GO	5.000%	8/1/29	6,415	7,494
Mount Diablo CA Unified School District GO	5.000%	8/1/30	5,510	6,437
Mount Diablo CA Unified School District GO	5.000%	8/1/32	12,910	14,926
Mount San Antonio CA Community College District GO	0.000%	8/1/28	3,000	2,588
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/21	4,500	5,290
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/22	1,500	1,779
Oakland CA Unified School District GO	6.250%	8/1/18	1,000	1,128
Oakland CA Unified School District GO	6.250%	8/1/19	1,150	1,336
Oakland CA Unified School District GO	5.000%	8/1/23 (4)	2,000	2,363
Oakland CA Unified School District GO	5.000%	8/1/24 (4)	2,000	2,376
Oakland CA Unified School District GO	5.000%	8/1/25 (4)	2,295	2,744
Oakland CA Unified School District GO	5.000%	8/1/26 (4)	2,820	3,339
Orange County CA Airport Revenue	5.250%	7/1/25	6,480	7,317
Orange County CA Sanitation District COP	5.000%	2/1/17 (Prere.)	2,500	2,644
Orange County CA Sanitation District COP	5.000%	2/1/28	7,250	8,059
Orange County CA Sanitation District COP	5.000%	2/1/29	4,510	5,016
Palmdale CA Community Redevelopment Agency Tax Allocation Revenue	5.000%	9/1/28 (14)	8,815	8,828
Palo Alto CA Unified School District GO	0.000%	8/1/23	13,900	11,640
Palo Alto CA Unified School District GO	0.000%	8/1/28	20,320	13,879
Palo Alto CA Unified School District GO	0.000%	8/1/29	19,530	12,724
Palo Alto CA Unified School District GO	0.000%	8/1/31	12,305	7,405
Palomar Pomerado Health California GO	0.000%	8/1/32 (12)	9,300	4,689
Paramount CA Redevelopment Agency Successor Agency Tax Allocation Revenue
(Redevelopment Project Area No. 1)	0.000%	8/1/26 (14)	5,000	3,317
Peralta CA Community College District Revenue	5.000%	8/1/28	3,000	3,568
Perris CA Public Financing Authority Tax Allocation Revenue	5.000%	10/1/20	1,035	1,198
Perris CA Public Financing Authority Tax Allocation Revenue	5.000%	10/1/22	1,135	1,348
Perris CA Public Financing Authority Tax Allocation Revenue	5.000%	10/1/23	1,200	1,433
Perris CA Public Financing Authority Tax Allocation Revenue	5.000%	10/1/24	1,260	1,512
Perris CA Public Financing Authority Tax Allocation Revenue	5.000%	10/1/25	1,315	1,585
Perris CA Public Financing Authority Tax Allocation Revenue	5.000%	10/1/31	3,220	3,706
Poway CA Redevelopment Agency Successor Agency Tax Allocation Revenue	5.000% 12/15/24		3,550	4,336
Poway CA Redevelopment Agency Successor Agency Tax Allocation Revenue	5.000% 12/15/25		5,580	6,840
Poway CA Redevelopment Agency Successor Agency Tax Allocation Revenue	5.000%	6/15/28	2,190	2,584
Poway CA Redevelopment Agency Successor Agency Tax Allocation Revenue	5.000% 12/15/28		2,190	2,570
Poway CA Redevelopment Agency Successor Agency Tax Allocation Revenue	5.000% 12/15/29		4,830	5,640
Poway CA Unified School District GO	0.000%	8/1/29	5,000	3,028
Poway CA Unified School District Public Financing Authority Special Tax Revenue	5.000%	9/1/27 (15)	2,755	3,209
Poway CA Unified School District Public Financing Authority Special Tax Revenue	5.000%	9/1/29 (15)	2,240	2,570
Poway CA Unified School District Public Financing Authority Special Tax Revenue	5.000%	9/1/30 (15)	1,750	1,992
Rancho Santiago CA Community College District GO	5.000%	9/1/25	6,690	8,087
Rancho Santiago CA Community College District GO	5.000%	9/1/26	16,145	19,339
Redding CA Electric System COP	5.000%	6/1/23 (4)	6,875	7,584
Redding CA Electric System COP	5.000%	6/1/25 (4)	7,860	8,654
Redding CA Electric System COP	5.000%	6/1/27 (4)	4,660	5,117

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Rialto CA Redevelopment Agency Successor Agency Tax Allocation Revenue	5.000%	9/1/30 (15)	2,885	3,315
Rialto CA Redevelopment Agency Successor Agency Tax Allocation Revenue	5.000%	9/1/31 (15)	3,050	3,488
Rialto CA Redevelopment Agency Successor Agency Tax Allocation Revenue	5.000%	9/1/32 (15)	3,125	3,551
Riverside County CA Public Financing Authority Lease Revenue	5.000%	11/1/31	9,575	10,970
Riverside County CA Public Financing Authority Lease Revenue	5.000%	11/1/33	3,495	3,985
Riverside County CA Public Financing Authority Lease Revenue	5.000%	11/1/34	12,070	13,740
Riverside County CA Transportation Commission Sales Tax Revenue	5.000%	6/1/23	3,000	3,685
Riverside County CA Transportation Commission Sales Tax Revenue	5.250%	6/1/27	4,980	6,057
Riverside County CA Transportation Commission Sales Tax Revenue	5.250%	6/1/29	7,805	9,369
Riverside County CA Transportation Commission Toll Revenue	0.000%	6/1/25	8,790	6,210
Riverside County CA Transportation Commission Toll Revenue	0.000%	6/1/26	3,375	2,259
Riverside County CA Transportation Commission Toll Revenue	0.000%	6/1/27	5,480	3,480
Riverside County CA Transportation Commission Toll Revenue	0.000%	6/1/28	9,395	5,615
Riverside County CA Transportation Commission Toll Revenue	0.000%	6/1/29	11,075	6,221
Rocklin CA Unified School District GO	0.000%	8/1/22 (14)	5,450	4,705
Roseville CA Natural Gas Financing Authority Gas Revenue	5.000%	2/15/20	4,735	5,300
Roseville CA Natural Gas Financing Authority Gas Revenue	5.000%	2/15/23	115	131
Roseville CA Natural Gas Financing Authority Gas Revenue	5.000%	2/15/25	235	270
Roseville CA Natural Gas Financing Authority Gas Revenue	5.000%	2/15/26	145	167
Roseville CA Natural Gas Financing Authority Gas Revenue	5.000%	2/15/28	110	126
Sacramento CA City Financing Authority Revenue	5.000%	12/1/21 (15)	1,810	2,157
Sacramento CA City Financing Authority Revenue	5.000%	12/1/23 (15)	750	902
Sacramento CA City Financing Authority Revenue	5.000%	12/1/24 (15)	1,500	1,816
Sacramento CA Municipal Utility District Financing Authority Revenue (Cosumnes Project)	5.000%	7/1/16 (Prere.)	2,000	2,064
3 Sacramento CA Municipal Utility District Revenue TOB VRDO	0.220%	11/6/15 LOC	5,850	5,850
Sacramento CA Regional Transit District Farebox Revenue	5.000%	3/1/24	720	816
Sacramento CA Regional Transit District Farebox Revenue	5.000%	3/1/26	1,200	1,360
Sacramento County CA Airport Revenue	5.500%	7/1/27	7,870	8,730
Sacramento County CA Airport Revenue	5.500%	7/1/28	5,000	5,547
Sacramento County CA Airport Revenue	5.625%	7/1/29	5,485	6,081
Sacramento County CA GO	5.000%	2/1/17	4,650	4,854
Sacramento County CA GO	5.250%	2/1/18	6,140	6,669
Sacramento County CA GO	5.250%	2/1/19	4,940	5,458
Sacramento County CA GO	5.500%	2/1/20	4,700	5,346
Sacramento County CA Sanitation Districts Financing Authority Revenue	5.000%	8/1/26	1,000	1,228
Sacramento County CA Sanitation Districts Financing Authority Revenue	5.000%	8/1/28	1,100	1,326
Sacramento County CA Sanitation Districts Financing Authority Revenue	5.000%	12/1/30	2,000	2,332
Sacramento County CA Sanitation Districts Financing Authority Revenue	5.000%	8/1/31	1,000	1,178
Sacramento County CA Sanitation Districts Financing Authority Revenue	5.000%	12/1/31	3,000	3,483
Sacramento County CA Sanitation Districts Financing Authority Revenue	5.000%	8/1/35	1,000	1,154
San Bernardino CA City Unified School District GO	5.000%	8/1/29 (4)	1,960	2,256
San Bernardino CA City Unified School District GO	5.000%	8/1/30 (4)	1,180	1,352
San Bernardino CA City Unified School District GO	5.000%	8/1/31 (4)	1,320	1,501
San Bernardino CA City Unified School District GO	5.000%	8/1/32 (4)	1,400	1,587
San Bernardino CA Community College District GO	5.000%	8/1/24	12,065	14,661
San Bernardino CA Community College District GO	5.000%	8/1/25	13,965	16,795
San Bernardino CA Community College District GO	5.000%	8/1/26	14,080	16,780
San Bernardino County CA Medical Center (Arrowhead Project) COP	5.000%	8/1/17	2,500	2,678
San Bernardino County CA Medical Center (Arrowhead Project) COP	5.000%	8/1/18	8,995	9,929
San Bernardino County CA Medical Center (Arrowhead Project) COP	5.000%	8/1/19	8,500	9,636
San Diego CA Community College District GO	5.000%	8/1/26	3,895	4,663
San Diego CA Community College District GO	5.000%	8/1/27	3,865	4,613
San Diego CA Community College District GO	5.000%	8/1/27	8,350	9,965
San Diego CA Community College District GO	5.000%	8/1/28	7,400	8,832
San Diego CA Community College District GO	5.000%	8/1/28	4,000	4,762
San Diego CA Community College District GO	5.000%	8/1/29	4,315	5,111
San Diego CA Community College District GO	5.000%	8/1/30	5,000	5,830
San Diego CA Community College District GO	5.000%	8/1/30 (4)	19,015	20,351
San Diego CA Community College District GO	5.250%	8/1/33	3,325	3,796
San Diego CA Public Facilities Financing Authority Sewer Revenue	5.250%	5/15/20 (Prere.)	10,000	11,842
San Diego CA Public Facilities Financing Authority Sewer Revenue	5.000%	5/15/23	10,000	12,298
San Diego CA Public Facilities Financing Authority Sewer Revenue	5.000%	5/15/24	23,615	29,210
San Diego CA Public Facilities Financing Authority Sewer Revenue	5.000%	5/15/25	25,000	31,127
San Diego CA Public Facilities Financing Authority Sewer Revenue	5.000%	5/15/28	2,000	2,260
San Diego CA Unified School District GO	5.500%	7/1/27 (4)	17,020	21,960
San Diego CA Unified School District GO	0.000%	7/1/30	17,310	10,095
San Diego County CA Regional Airport Authority Revenue	5.000%	7/1/28	2,500	2,866
San Francisco CA Bay Area Rapid Transit District GO	5.000%	8/1/30	5,000	6,047
San Francisco CA Bay Area Rapid Transit District Sales Tax Revenue	5.000%	7/1/24	1,055	1,311
San Francisco CA Bay Area Rapid Transit District Sales Tax Revenue	5.000%	7/1/25	2,100	2,634
San Francisco CA Bay Area Rapid Transit District Sales Tax Revenue	5.000%	7/1/26	1,430	1,771

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA City & County GO	5.000%	6/15/27	10,000	11,872
San Francisco CA City & County GO	4.000%	6/15/28	25,000	27,593
San Francisco CA City & County GO	4.000%	6/15/29	15,000	16,378
San Francisco CA City & County International Airport Revenue	5.000%	5/1/21	5,000	5,831
San Francisco CA City & County International Airport Revenue	5.000%	5/1/22	9,135	10,632
San Francisco CA City & County International Airport Revenue	5.250%	5/1/22	5,500	6,282
San Francisco CA City & County International Airport Revenue	5.500%	5/1/26	3,370	3,863
San Francisco CA City & County Public Utilities Commission Water Revenue	5.000%	10/1/32	10,000	11,415
San Francisco CA City & County Public Utilities Commission Water Revenue	5.000%	11/1/32	2,000	2,343
San Francisco CA City & County Public Utilities Commission Water Revenue	5.000%	11/1/34	14,000	15,855
San Francisco CA City & County Unified School District GO	4.000%	6/15/31	13,670	14,351
San Francisco CA City & County Unified School District GO	4.000%	6/15/32	3,950	4,111
San Joaquin Hills CA Transportation Corridor Agency Toll Road Revenue	0.000%	1/15/21 (14)	12,385	10,446
San Jose CA Airport Revenue	5.000%	3/1/27	2,255	2,656
San Jose CA Airport Revenue	5.000%	3/1/27	3,500	4,100
San Jose CA Airport Revenue	5.000%	3/1/28	2,185	2,547
San Jose CA Redevelopment Agency Tax Allocation Revenue	5.000%	8/1/20 (2)	20,000	21,336
San Jose CA Redevelopment Agency Tax Allocation Revenue	5.000%	8/1/23 (2)	24,900	26,402
San Jose CA Redevelopment Agency Tax Allocation Revenue	5.000%	8/1/24 (14)	29,885	31,881
San Jose CA Redevelopment Agency Tax Allocation Revenue	5.250%	8/1/27	2,400	2,643
San Jose CA Redevelopment Agency Tax Allocation Revenue	5.375%	8/1/28	1,175	1,301
San Jose CA Redevelopment Agency Tax Allocation Revenue	6.500%	8/1/28	25,385	27,572
San Jose-Evergreen CA Community College District GO	5.000%	9/1/29	1,510	1,790
San Jose-Evergreen CA Community College District GO	5.000%	9/1/30	2,745	3,226
San Jose-Evergreen CA Community College District GO	5.000%	9/1/30	3,445	4,049
San Jose-Evergreen CA Community College District GO	5.000%	9/1/31	3,010	3,523
San Jose-Evergreen CA Community College District GO	5.000%	9/1/31	3,840	4,494
San Jose-Evergreen CA Community College District GO	5.000%	9/1/32	3,095	3,611
San Mateo County CA Joint Powers Financing Authority Lease Revenue
(Maple Street Correctional Center)	5.000%	6/15/27	2,000	2,375
San Mateo County CA Joint Powers Financing Authority Lease Revenue
(Maple Street Correctional Center)	5.000%	6/15/28	2,500	2,941
San Mateo County CA Joint Powers Financing Authority Lease Revenue
(Maple Street Correctional Center)	5.000%	6/15/29	1,675	1,956
San Mateo County CA Joint Powers Financing Authority Lease Revenue
(Youth Services Campus)	4.625%	7/15/25	1,000	1,087
San Mateo County CA Joint Powers Financing Authority Lease Revenue
(Youth Services Campus)	5.250%	7/15/28	2,000	2,203
San Ramon Valley CA Unified School District GO	5.000%	8/1/26	3,385	4,053
San Ramon Valley CA Unified School District GO	5.000%	8/1/27	1,080	1,283
Santa Ana CA Unified School District GO	0.000%	8/1/29 (14)	3,315	1,986
Santa Ana CA Unified School District GO	0.000%	8/1/30 (14)	2,150	1,211
Santa Clara County CA Financing Authority Lease Revenue (Multiple Facilities Projects)	5.000% 11/15/19		13,825	15,455
Santa Clara Valley CA Transportation Authority Sales Tax Revenue	5.000%	4/1/26	700	864
Santa Clara Valley CA Transportation Authority Sales Tax Revenue	5.000%	4/1/28	1,000	1,213
Santa Clara Valley CA Transportation Authority Sales Tax Revenue	5.000%	4/1/29	1,000	1,200
Santa Clara Valley CA Transportation Authority Sales Tax Revenue	5.000%	4/1/30	1,000	1,192
Santa Clara Valley CA Transportation Authority Sales Tax Revenue	5.000%	4/1/31	1,000	1,184
Santa Clara Valley CA Transportation Authority Sales Tax Revenue	5.000%	4/1/32	1,500	1,769
Santa Clara Valley CA Transportation Authority Sales Tax Revenue	5.000%	4/1/33	1,500	1,762
Santa Clara Valley CA Transportation Authority Sales Tax Revenue	5.000%	4/1/35	2,650	3,084
Santa Clara Valley CA Transportation Authority Sales Tax Revenue	5.000%	4/1/36	1,750	2,029
Santa Monica CA Community College District GO	0.000%	8/1/23	9,045	7,574
Santa Monica CA Community College District GO	5.000%	8/1/24	4,210	5,136
Santa Monica CA Community College District GO	5.000%	8/1/25	5,000	6,037
Santa Monica CA Community College District GO	5.000%	8/1/26	8,650	10,349
Santa Monica CA Community College District GO	0.000%	8/1/27	6,565	4,648
Santa Monica CA Community College District GO	5.000%	8/1/27	5,145	6,110
Santa Monica CA Community College District GO	0.000%	8/1/28	7,105	4,738
Santa Monica CA Community College District GO	0.000%	8/1/29	12,640	7,993
Santa Rosa CA Wastewater Revenue	0.000%	9/1/27 (2)	11,125	7,531
Southern California Public Power Authority Revenue	5.000%	7/1/22	10,000	11,725
Southern California Public Power Authority Revenue	5.000%	7/1/27	10,000	11,560
Southern California Public Power Authority Revenue	5.000%	7/1/28	10,000	11,529
Southern California Public Power Authority Revenue	5.000%	7/1/29	2,500	2,874
Southern California Public Power Authority Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/26	9,000	10,335
Southern California Public Power Authority Revenue (Natural Gas Project)	5.250%	11/1/27	375	447
State Center California Community College District GO	5.000%	8/1/29	6,005	7,041
State Center California Community College District GO	5.000%	8/1/30	3,335	3,874
State Center California Community College District GO	5.000%	8/1/31	5,070	5,861
Sweetwater CA Unified School District GO	5.000%	8/1/29 (15)	3,300	3,835

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tulare County CA Transportation Authority Sales Tax Revenue	4.000%	2/1/34	3,000	3,087
Tulare County CA Transportation Authority Sales Tax Revenue	4.000%	2/1/35	2,000	2,037
Tuolumne CA Wind Project Authority Revenue	5.000%	1/1/19	3,000	3,370
Tuolumne CA Wind Project Authority Revenue	5.000%	1/1/20	13,130	14,690
Tuolumne CA Wind Project Authority Revenue	5.000%	1/1/21	13,465	15,042
Tuolumne CA Wind Project Authority Revenue	5.625%	1/1/29	9,000	10,199
Turlock CA Irrigation District Revenue	5.000%	1/1/27	3,935	4,476
Turlock CA Irrigation District Revenue	5.000%	1/1/28	4,160	4,721
Turlock CA Irrigation District Revenue	5.000%	1/1/29	4,335	4,906
Turlock CA Irrigation District Revenue	5.000%	1/1/30	2,250	2,527
University of California Revenue	5.500%	5/15/19 (Prere.)	14,675	17,000
University of California Revenue	5.000%	5/15/23	2,000	2,461
University of California Revenue	5.000%	5/15/23	3,000	3,677
University of California Revenue	5.000%	5/15/23	1,500	1,777
University of California Revenue	5.000%	5/15/26	12,915	15,121
University of California Revenue	5.000%	5/15/27	6,010	7,298
University of California Revenue	5.000%	5/15/27	5,000	5,817
University of California Revenue	5.000%	5/15/28	5,500	6,654
University of California Revenue	5.000%	5/15/28	12,500	15,088
University of California Revenue	5.000%	5/15/28	25,995	30,667
University of California Revenue	5.000%	5/15/29	24,000	28,638
University of California Revenue	5.000%	5/15/30	2,830	3,286
University of California Revenue	5.000%	5/15/31	11,000	12,974
University of California Revenue	5.000%	5/15/32	4,000	4,699
University of California Revenue	5.000%	5/15/32	21,800	25,136
University of California Revenue	4.000%	5/15/33	7,000	7,386
University of California Revenue	5.000%	5/15/33	31,200	35,860
University of California Revenue	5.000%	5/15/34	38,420	43,990
University of California Revenue PUT	5.000%	5/15/23	127,165	155,541
Ventura County CA Community College District GO	0.000%	8/1/23	6,155	5,087
Ventura County CA Community College District GO	0.000%	8/1/24	8,050	6,423
Ventura County CA Community College District GO	5.000%	8/1/24	1,070	1,339
Ventura County CA Community College District GO	0.000%	8/1/25	8,000	6,110
Ventura County CA Community College District GO	0.000%	8/1/26	8,500	6,177
Ventura County CA Community College District GO	0.000%	8/1/27	8,500	5,823
Ventura County CA Community College District GO	5.000%	8/1/27	1,000	1,220
Ventura County CA Community College District GO	5.000%	8/1/28	1,000	1,215
Ventura County CA Community College District GO	5.000%	8/1/29	1,000	1,189
Ventura County CA Public Financing Authority COP	5.625%	8/15/27	1,000	1,158
Ventura County CA Public Financing Authority COP	5.750%	8/15/28	1,750	2,040
Ventura County CA Public Financing Authority COP	5.750%	8/15/29	1,750	2,010
Victor Valley CA Community College District GO	5.375%	8/1/29	4,250	4,821
Vista CA Joint Powers Financing Authority Revenue	5.250%	5/1/32	6,155	7,215
Vista CA Joint Powers Financing Authority Revenue	5.250%	5/1/33	6,815	7,964
Vista CA Joint Powers Financing Authority Revenue	5.250%	5/1/34	7,355	8,556
Walnut CA Energy Center Authority Revenue	5.000%	1/1/29	2,510	2,829
Walnut CA Energy Center Authority Revenue	5.000%	1/1/30	3,775	4,240
West Basin CA Municipal Water District COP	5.000%	8/1/25 (12)	5,365	5,948
West Basin CA Municipal Water District COP	5.000%	8/1/27 (12)	5,000	5,532
West Contra Costa CA Unified School District GO	0.000%	8/1/17 (12)	1,565	1,539
West Contra Costa CA Unified School District GO	0.000%	8/1/18 (12)	3,000	2,898
West Contra Costa CA Unified School District GO	0.000%	8/1/19 (12)	4,190	3,965
West Contra Costa CA Unified School District GO	0.000%	8/1/20 (12)	6,000	5,493
West Contra Costa CA Unified School District GO	5.000%	8/1/27	2,405	2,834
West Contra Costa CA Unified School District GO	0.000%	8/1/28 (14)	5,230	3,307
West Contra Costa CA Unified School District GO	5.000%	8/1/29	3,500	4,064
West Contra Costa CA Unified School District GO	0.000%	8/1/32 (12)	5,000	2,601
West Contra Costa CA Unified School District GO	5.000%	8/1/32 (4)	6,270	7,056
West Contra Costa CA Unified School District GO	0.000%	8/1/33 (12)	2,810	1,384
Westlands CA Water District Revenue	5.000%	9/1/26 (4)	1,000	1,181
				5,423,698
Colorado (1.2%)
Aurora CO COP	5.000%	12/1/19	1,050	1,204
Aurora CO COP	5.000%	12/1/20	2,000	2,269
Aurora CO COP	5.000%	12/1/21	3,505	3,982
Aurora CO COP	5.000%	12/1/22	4,730	5,358
Aurora CO COP	5.000%	12/1/23	4,465	5,044
Aurora CO COP	5.000%	12/1/24	4,215	4,762
Aurora CO COP	5.000%	12/1/25	5,475	6,171
3 Board of Governors of the Colorado State University System Enterprise Revenue TOB VRDO	0.040%	11/6/15	8,665	8,665
Broomfield CO City & County COP	5.000%	12/1/24	2,685	3,070

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Broomfield CO City & County COP	5.000%	12/1/25	2,820	3,216
Broomfield CO City & County COP	5.000%	12/1/26	2,965	3,381
Broomfield CO City & County COP	5.000%	12/1/29	7,470	8,461
Colorado (UCDHSC Fitzsimons Academic Projects) COP	5.250%	11/1/23	5,000	6,078
Colorado Department of Transportation Revenue	5.000% 12/15/15 (14)		37,825	38,057
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	6.125%	10/1/28	10,000	11,269
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.500%	7/1/29	50,000	56,218
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.250%	2/1/31	17,000	18,845
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.000%	1/1/33	8,385	9,060
3 Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) TOB VRDO	0.210%	11/2/15	5,300	5,300
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/23	2,000	2,265
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/24	2,500	2,818
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/25	2,540	2,849
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/26	1,865	2,075
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/27	1,375	1,516
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/27	2,025	2,175
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/28	1,030	1,125
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/30	1,405	1,518
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/33	6,750	7,137
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/22	6,100	7,037
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/22	13,175	15,199
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.250%	1/1/30	20,955	23,666
Commerce City CO Sales & Use Tax Revenue	5.000%	8/1/31 (4)	2,415	2,766
Commerce City CO Sales & Use Tax Revenue	5.000%	8/1/33 (4)	2,410	2,743
Denver CO City & County Airport Revenue	5.000% 11/15/24 (10)		8,965	9,001
Denver CO City & County Airport Revenue	5.000% 11/15/25		15,000	17,872
Denver CO City & County Airport Revenue	5.000% 11/15/26		5,750	6,842
Denver CO City & County Airport Revenue	5.250% 11/15/28		3,210	3,620
Denver CO City & County Airport Revenue	5.250% 11/15/28		3,000	3,495
Denver CO City & County Airport Revenue	5.250% 11/15/29		5,000	5,799
Denver CO City & County Airport Revenue	5.250% 11/15/30		14,400	16,600
Denver CO City & County COP VRDO	0.010%	11/2/15	1,300	1,300
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/17 (14)	24,490	23,920
E-470 Public Highway Authority Colorado Revenue	5.250%	9/1/18 (14)	7,850	8,651
E-470 Public Highway Authority Colorado Revenue	5.250%	9/1/18 (14)	6,355	7,004
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/19 (14)	15,100	14,006
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/21	27,500	24,138
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/22 (14)	11,315	9,612
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/23 (14)	15,435	12,337
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/24 (14)	20,000	15,275
E-470 Public Highway Authority Colorado Revenue	5.250%	9/1/25	1,500	1,680
E-470 Public Highway Authority Colorado Revenue	5.375%	9/1/26	2,500	2,799
Regional Transportation District of Colorado COP	5.000%	6/1/23	2,000	2,287
Regional Transportation District of Colorado COP	5.000%	6/1/24	1,000	1,143
Regional Transportation District of Colorado COP	5.000%	6/1/25	1,000	1,140
Regional Transportation District of Colorado Sales Tax Revenue (FasTracks Project)	5.000%	11/1/24	5,000	6,031
Regional Transportation District of Colorado Sales Tax Revenue (FasTracks Project)	5.000%	11/1/25	5,875	7,054
University of Colorado Enterprise System Revenue	5.000%	6/1/17 (Prere.)	5,785	6,193
University of Colorado Enterprise System Revenue	5.500%	6/1/19 (Prere.)	2,750	3,188
University of Colorado Enterprise System Revenue	5.500%	6/1/19 (Prere.)	2,000	2,318
University of Colorado Enterprise System Revenue	5.000%	6/1/26	1,500	1,822
University of Colorado Enterprise System Revenue	5.000%	6/1/26	1,250	1,480
University of Colorado Enterprise System Revenue	5.000%	6/1/27	2,085	2,460
University of Colorado Enterprise System Revenue	4.000%	6/1/28	5,600	6,179
University of Colorado Enterprise System Revenue	5.000%	6/1/28	2,000	2,395
University of Colorado Enterprise System Revenue	5.000%	6/1/28	2,480	2,909
University of Colorado Enterprise System Revenue	5.000%	6/1/29	2,250	2,673
University of Colorado Enterprise System Revenue	5.000%	6/1/29	2,445	2,830
University of Colorado Enterprise System Revenue	5.000%	6/1/30	2,720	3,142
University of Colorado Enterprise System Revenue	5.000%	6/1/31	1,850	2,131
University of Colorado Enterprise System Revenue	5.000%	6/1/32	1,950	2,206
University of Colorado Enterprise System Revenue	5.000%	6/1/33	3,155	3,560
University of Colorado Hospital Authority Revenue	5.000% 11/15/27		6,000	6,915
University of Colorado Hospital Authority Revenue	6.000% 11/15/29		9,850	11,323
				540,629
Connecticut (1.6%)
Connecticut GO	5.000%	11/1/15	5,000	5,001
Connecticut GO	5.000% 12/15/15		14,345	14,433
Connecticut GO	5.000%	4/15/16	13,725	14,029
2 Connecticut GO	0.660%	5/15/16	5,000	5,016
2 Connecticut GO	0.780%	5/15/17	5,000	5,022

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Connecticut GO	5.000%	11/1/17	7,750	8,414
2 Connecticut GO	0.930%	5/15/18	14,100	14,175
Connecticut GO	5.000% 12/15/18		11,100	11,683
Connecticut GO	5.000%	3/15/20	7,770	8,971
2 Connecticut GO	1.260%	4/15/20	17,000	17,231
Connecticut GO	5.000%	11/1/20	4,970	5,820
2 Connecticut GO	0.760%	3/1/21	4,305	4,255
Connecticut GO	5.000%	11/1/21	5,000	5,911
Connecticut GO	4.000%	3/15/22	14,405	16,165
Connecticut GO	5.000%	4/15/22	6,005	7,105
Connecticut GO	5.000%	5/15/22	11,310	13,192
Connecticut GO	5.000%	6/1/22	8,010	9,493
Connecticut GO	5.000%	6/15/22	9,355	11,093
Connecticut GO	5.000%	9/15/22	6,830	8,124
Connecticut GO	5.000% 11/15/22		5,000	5,959
Connecticut GO	5.000% 11/15/22		17,120	20,404
Connecticut GO	5.000%	3/15/23	18,315	21,862
Connecticut GO	5.000%	6/15/23	5,890	7,057
Connecticut GO	5.000%	11/1/23	10,000	11,746
Connecticut GO	5.000% 11/15/23		7,715	9,299
Connecticut GO	5.000% 11/15/23		14,275	17,206
Connecticut GO	5.000%	3/15/24	10,000	12,037
Connecticut GO	5.000%	6/1/24	10,000	11,752
Connecticut GO	5.000%	9/1/24	20,000	24,194
Connecticut GO	5.000% 10/15/24		10,805	12,775
Connecticut GO	5.000% 11/15/24		6,985	8,467
Connecticut GO	5.000% 11/15/24		10,025	12,153
Connecticut GO	5.000%	3/1/25	19,440	22,972
Connecticut GO	5.000%	9/1/25	19,395	23,166
Connecticut GO	5.000% 11/15/25		3,250	3,954
Connecticut GO	5.000%	9/1/26	13,170	15,586
Connecticut GO	5.000%	11/1/26	9,250	10,769
Connecticut GO	5.000%	3/15/27	10,000	11,864
Connecticut GO	5.000%	6/15/27	5,000	5,947
Connecticut GO	5.000%	6/15/29	5,000	5,858
Connecticut GO	5.000%	3/1/30	8,900	10,197
Connecticut GO	4.000%	6/15/30	2,500	2,647
Connecticut GO	5.000%	3/1/31	10,500	11,980
Connecticut GO	4.000%	9/1/31	14,100	14,962
Connecticut GO	5.000%	4/15/32	4,000	4,549
Connecticut GO	5.000%	8/15/32	20,000	22,820
Connecticut Health & Educational Facilities Authority Revenue (Hartford Healthcare)	5.000%	7/1/32	4,000	4,347
Connecticut Health & Educational Facilities Authority Revenue (Quinnipiac University)	5.000%	7/1/24	5,475	6,463
Connecticut Health & Educational Facilities Authority Revenue (Quinnipiac University)	5.000%	7/1/25	5,190	6,222
Connecticut Health & Educational Facilities Authority Revenue (Stamford Hospital)	5.000%	7/1/32	15,000	16,281
Connecticut Health & Educational Facilities Authority Revenue (Wesleyan University)	5.000%	7/1/28	8,550	9,791
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	11/1/17	7,090	7,703
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	9/1/22	5,000	6,009
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	11/1/23	12,085	13,438
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	11/1/24	10,880	12,085
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	1/1/25	19,445	22,953
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	11/1/25	12,515	13,877
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	1/1/26	8,225	9,620
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	1/1/27	15,000	17,425
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	9/1/31	10,000	11,576
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	9/1/32	6,000	6,920
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	9/1/34	3,745	4,288
Hartford CT GO	5.000%	4/1/28	2,055	2,357
Hartford CT GO	5.000%	4/1/30	2,000	2,264
University of Connecticut GO	5.000%	2/15/26	3,140	3,779
University of Connecticut GO	5.000%	2/15/27	8,000	9,521
University of Connecticut GO	5.000%	2/15/28	5,000	5,918
University of Connecticut GO	5.000%	2/15/29	9,010	10,557
				730,709
Delaware (0.1%)
Delaware GO	5.000%	7/1/16	3,215	3,319
Delaware GO	5.000%	10/1/16	19,895	20,768
Delaware GO	5.000%	8/1/24	6,040	7,381
Delaware Transportation Authority Transportation System Revenue	5.000%	7/1/29	10,000	11,230
University of Delaware Revenue	5.000%	11/1/22	1,000	1,139
				43,837

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
District of Columbia (0.3%)
District of Columbia GO	5.000%	6/1/19 (4)	5,325	5,803
District of Columbia GO	5.000%	6/1/19	5,000	5,712
District of Columbia GO	5.000%	6/1/20 (4)	11,840	12,895
District of Columbia GO	5.000%	6/1/21 (4)	10,380	11,305
District of Columbia GO	5.000%	6/1/21	5,000	5,959
District of Columbia Hospital Revenue (Children’s Hospital Obligated Group)	5.000%	7/15/24	2,025	2,408
District of Columbia Hospital Revenue (Children’s Hospital Obligated Group)	5.000%	7/15/25	2,200	2,634
District of Columbia Income Tax Revenue	5.000%	12/1/22	3,500	4,264
District of Columbia Income Tax Revenue	5.000%	12/1/32	5,210	6,048
District of Columbia Revenue (Georgetown University)	5.000%	4/1/21 (2)	5,610	5,912
District of Columbia Revenue (Georgetown University)	5.000%	4/1/22 (2)	5,800	6,102
District of Columbia Revenue (Georgetown University)	5.000%	4/1/23 (2)	6,600	6,943
District of Columbia Revenue (Georgetown University)	5.000%	4/1/24 (2)	6,190	6,512
District of Columbia Revenue (Georgetown University) PUT	4.700%	4/1/18	23,500	25,453
District of Columbia Revenue (Methodist Home of the District of Columbia)	4.500%	1/1/25	1,900	1,904
District of Columbia Water & Sewer Authority Public Utility Revenue	5.000%	10/1/31	9,595	10,973
District of Columbia Water & Sewer Authority Public Utility Revenue	5.000%	10/1/31	5,115	5,849
District of Columbia Water & Sewer Authority Public Utility Revenue	5.000%	10/1/32	5,000	5,701
District of Columbia Water & Sewer Authority Public Utility Revenue	5.000%	10/1/32	5,000	5,701
				138,078
Florida (5.9%)
Alachua County FL Health Facilities Authority Revenue (Shands Teaching Hospital & Clinics Project)	5.000%	12/1/25	1,000	1,152
Alachua County FL Health Facilities Authority Revenue (Shands Teaching Hospital & Clinics Project)	5.000%	12/1/26	1,250	1,424
Alachua County FL Health Facilities Authority Revenue (Shands Teaching Hospital & Clinics Project)	5.000%	12/1/27	1,300	1,467
Alachua County FL Health Facilities Authority Revenue (Shands Teaching Hospital & Clinics Project)	5.000%	12/1/34	22,000	24,047
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/22	5,050	5,824
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/23	1,100	1,281
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/23	5,065	5,868
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/24	2,370	2,770
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/24	5,595	6,418
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/25	2,440	2,817
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/25	5,890	6,703
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/26	6,200	7,010
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/27	2,620	2,963
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/27	6,280	7,059
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/28	5,795	6,481
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/29	4,355	4,824
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/30	3,290	3,629
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/31	4,500	4,947
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/31	7,000	7,671
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/32	9,000	9,853
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/33	6,750	7,375
Brevard County FL School Board COP	5.000%	7/1/17 (Prere.)	4,615	4,954
Brevard County FL School Board COP	5.000%	7/1/17 (Prere.)	4,850	5,206
Brevard County FL School Board COP	5.000%	7/1/17 (Prere.)	5,090	5,464
Brevard County FL School Board COP	5.000%	7/1/25	1,000	1,172
Broward County FL Airport System Revenue	5.000%	10/1/25	2,000	2,323
Broward County FL Airport System Revenue	5.000%	10/1/26	2,730	3,142
Broward County FL Airport System Revenue	5.000%	10/1/27	5,785	6,596
Broward County FL Airport System Revenue	5.000%	10/1/28	5,000	5,677
Broward County FL Airport System Revenue	5.500%	10/1/31	7,210	8,489
Broward County FL Airport System Revenue	5.500%	10/1/32	7,610	8,942
Broward County FL Airport System Revenue	5.500%	10/1/33	8,025	9,399
Broward County FL GO	5.000%	1/1/20	9,185	10,641
Broward County FL Port Facilities Revenue	5.500%	9/1/29	5,500	6,195
Broward County FL School Board COP	5.250%	7/1/24 (4)	12,480	13,738
Broward County FL Water & Sewer Utility Revenue	5.000%	10/1/18 (Prere.)	2,000	2,240
Central Florida Expressway Authority BAN	1.625%	1/1/19	25,000	25,224
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/16	16,000	16,440
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/16	10,000	10,275
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.250%	6/1/17	60,990	65,312
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/20	19,000	21,729
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/22	30,000	35,207
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/25	20,000	23,892
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/16	50,000	51,376
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/19	19,150	21,611
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/20	21,100	24,325

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Clay County FL Sales Surtax Revenue	5.000%	10/1/16 (12)	8,135	8,449
Duval County FL School Board COP	5.000%	7/1/27	4,000	4,706
Duval County FL School Board COP	5.000%	7/1/33	14,415	16,276
Florida Board of Education Lottery Revenue	5.000%	7/1/16 (2)	5,305	5,380
Florida Board of Education Lottery Revenue	5.000%	7/1/18	4,000	4,444
Florida Board of Education Lottery Revenue	5.000%	7/1/19	4,550	5,097
Florida Board of Education Lottery Revenue	5.000%	7/1/19	2,775	3,166
Florida Board of Education Lottery Revenue	5.000%	7/1/22 (14)	14,690	15,877
Florida Board of Education Lottery Revenue	5.000%	7/1/24	13,700	14,803
Florida Board of Education Lottery Revenue	5.000%	7/1/24	11,385	12,709
Florida Board of Education Lottery Revenue	5.000%	7/1/25	14,385	15,528
Florida Board of Education Lottery Revenue	5.000%	7/1/25	13,215	14,737
Florida Board of Education Lottery Revenue	5.000%	7/1/26	13,875	15,461
Florida Board of Education Lottery Revenue	5.000%	7/1/27	15,855	17,084
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/18	10,170	11,290
4 Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/18	8,180	9,058
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/19	2,905	3,318
4 Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/19	7,000	7,976
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/20	3,500	3,782
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/20	5,585	6,425
4 Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/20	9,020	10,531
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/20	10,000	11,699
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/21	35,250	42,031
4 Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/21	8,200	9,759
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/22	10,000	12,066
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/22	7,050	8,507
4 Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/22	8,700	10,493
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/22	3,040	3,668
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/23	2,125	2,427
4 Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/23	10,440	12,731
Florida Board of Education Public Education Capital Outlay GO	6.000%	6/1/23	7,000	9,082
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/25	20,515	25,168
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/31	5,000	5,790
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/17	8,175	8,772
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/19	5,855	6,527
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/24	9,025	9,712
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/24	10,025	11,115
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/25 (14)	6,700	7,203
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/25	9,475	10,196
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/25	10,525	11,637
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/26 (14)	10,045	10,799
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/26	9,950	10,685
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/26	11,055	12,223
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/27	5,445	5,828
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/27	11,605	12,798
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/28	10,970	11,720
Florida Department of Transportation GO	5.000%	7/1/19	7,895	9,036
Florida Department of Transportation GO	5.000%	7/1/22	6,055	6,954
Florida Department of Transportation GO	5.000%	7/1/22	22,060	26,663
Florida Higher Educational Facilities Financing Authority Revenue (University of Tampa Project)	5.000%	4/1/32	1,000	1,075
Florida Hurricane Catastrophe Fund Finance Corp. Revenue	5.000%	7/1/16 (ETM)	50,000	51,539
Florida Mid-Bay Bridge Authority Revenue	5.000%	10/1/23	2,000	2,319
Florida Mid-Bay Bridge Authority Revenue	5.000%	10/1/24	1,750	2,031
Florida Mid-Bay Bridge Authority Revenue	5.000%	10/1/25	1,250	1,452
Florida Mid-Bay Bridge Authority Revenue	5.000%	10/1/30	2,750	3,030
Florida Municipal Power Agency Revenue	5.250%	10/1/19 (4)	10,000	11,533
Florida Municipal Power Agency Revenue	5.000%	10/1/23	1,750	2,090
Florida Municipal Power Agency Revenue	5.000%	10/1/24	1,000	1,204
Florida Municipal Power Agency Revenue	5.000%	10/1/25	1,705	2,067
Florida Municipal Power Agency Revenue	5.000%	10/1/26	1,000	1,200
Florida Municipal Power Agency Revenue	5.000%	10/1/27	12,500	13,831
Florida Municipal Power Agency Revenue	5.000%	10/1/27	1,100	1,304
Florida Municipal Power Agency Revenue	5.750%	10/1/27	3,000	3,482
Florida Municipal Power Agency Revenue	5.000%	10/1/28	1,370	1,609
Florida Municipal Power Agency Revenue	5.000%	10/1/29	3,475	4,054
Florida Ports Financing Commission Revenue	5.000%	10/1/24	2,075	2,421
Florida Ports Financing Commission Revenue	5.000%	10/1/26	1,420	1,643
Florida Ports Financing Commission Revenue	5.000%	10/1/28	2,000	2,310
Florida Turnpike Authority Revenue	5.000%	7/1/17	1,420	1,524
Florida Turnpike Authority Revenue	5.000%	7/1/19	1,365	1,477
Florida Turnpike Authority Revenue	5.000%	7/1/19	9,230	10,532

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Florida Turnpike Authority Revenue	5.000%	7/1/20	3,000	3,246
Florida Water Pollution Control Financing Corp. Revenue	5.000%	1/15/20	2,000	2,245
Fort Myers FL Improvement Revenue	5.000%	12/1/16 (Prere.)	6,330	6,647
Fort Myers FL Improvement Revenue	5.000%	12/1/25 (14)	1,010	1,058
Greater Orlando Aviation Authority Florida Airport Facilities Revenue	5.000%	10/1/25	1,690	1,922
Halifax Hospital Medical Center Florida Hospital Revenue	5.000%	6/1/23	1,320	1,525
Halifax Hospital Medical Center Florida Hospital Revenue	5.000%	6/1/24	1,110	1,284
Halifax Hospital Medical Center Florida Hospital Revenue	5.000%	6/1/25	1,350	1,564
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/15/15 (Prere.)		820	822
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/15/15 (Prere.)		125	125
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/15/15 (Prere.)		145	145
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/15/15 (Prere.)		260	261
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/15/15 (Prere.)		190	190
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/16/15 (Prere.)		1,000	1,002
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/16/15 (Prere.)		1,000	1,002
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/16/15 (Prere.)		1,000	1,002
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/16/15 (Prere.)		500	501
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/16/15 (Prere.)		875	877
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/16/15 (Prere.)		135	135
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/16/15 (Prere.)		740	742
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/16/15 (Prere.)		1,310	1,313
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/16/15 (Prere.)		1,700	1,704
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/15/17		3,000	3,261
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/15/18		2,000	2,243
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/15/18		3,000	3,365
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/15/20		2,155	2,465
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/15/20		7,000	7,991
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	4.500% 11/15/21		2,250	2,474
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.250% 11/15/21		2,000	2,296
Hillsborough County FL Assessment Revenue	5.000%	3/1/16 (Prere.)	6,260	6,361
Hillsborough County FL Aviation Authority Revenue (Tampa International Airport)	5.000%	10/1/17	2,750	2,963
Hillsborough County FL Aviation Authority Revenue (Tampa International Airport)	5.000%	10/1/18	3,400	3,769
Hillsborough County FL Community Investment Tax Revenue	5.000%	11/1/18	12,320	13,813
Hillsborough County FL Community Investment Tax Revenue	5.000%	11/1/19	14,680	16,907
Hillsborough County FL Industrial Development Authority Health Facilities Revenue
(University Community Hospital)	5.500%	8/15/17 (ETM)	2,490	2,637
Hillsborough County FL Industrial Development Authority Hospital Revenue
(Tampa General Hospital Project)	5.000%	10/1/28	12,300	13,868
Hillsborough County FL Industrial Development Authority Hospital Revenue
(Tampa General Hospital Project)	5.000%	10/1/31	26,400	29,194
Hillsborough County FL Industrial Development Authority Hospital Revenue
(Tampa General Hospital Project)	5.000%	10/1/34	3,000	3,285
Hillsborough County FL Industrial Development Authority Revenue
(University Community Hospital)	6.500%	8/15/19 (ETM)	2,885	3,240
Hillsborough County FL School Board (Master Lease Program) COP	5.000%	7/1/27	12,000	13,852
Hillsborough County FL School Board (Master Lease Program) COP	5.000%	7/1/28	14,000	16,063
Hillsborough County FL School Board (Master Lease Program) COP	5.000%	7/1/29	15,070	17,202
Hillsborough County FL School Board COP	5.000%	7/1/24	16,305	18,514
Hillsborough County FL School Board COP	5.000%	7/1/25	6,000	6,797
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/22	600	718

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/22	2,500	2,841
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/23	750	892
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/24	7,025	8,350
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/25	2,000	2,363
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/27	4,490	5,256
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/28	3,900	4,399
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/29	2,075	2,334
Jacksonville FL Electric Authority Electric System Revenue VRDO	0.010%	11/6/15	500	500
Jacksonville FL Electric Authority Revenue (St. John’s River Power Park)	5.000%	10/1/19	15,265	17,587
Jacksonville FL Electric Authority Revenue (St. John’s River Power Park)	5.000%	10/1/20	22,255	26,169
Jacksonville FL Electric Authority Water & Sewer Revenue	5.000%	10/1/29	2,000	2,339
Jacksonville FL Electric Authority Water & Sewer Revenue	5.000%	10/1/29	6,160	7,118
Jacksonville FL Electric Authority Water & Sewer Revenue	4.000%	10/1/30	3,000	3,160
Jacksonville FL Electric Authority Water & Sewer Revenue VRDO	0.010%	11/6/15	13,190	13,190
Jacksonville FL Electric Authority Water & Sewer Revenue VRDO	0.010%	11/6/15	4,035	4,035
Jacksonville FL Sales Taxes Revenue	5.000%	10/1/23	5,415	5,973
Jacksonville FL Sales Taxes Revenue	5.000%	10/1/24	5,685	6,271
Jacksonville FL Sales Taxes Revenue	5.000%	10/1/25	5,970	6,586
Jacksonville FL Sales Taxes Revenue	4.750%	10/1/28	13,280	14,452
Jacksonville FL Special Revenue	5.000%	10/1/20	15,420	18,078
Jacksonville FL Special Revenue	5.000%	10/1/25	4,800	5,392
Jacksonville FL Special Revenue	5.000%	10/1/25	4,500	5,317
Jacksonville FL Special Revenue	5.000%	10/1/26	7,710	9,168
Jacksonville FL Special Revenue	5.000%	10/1/28	6,385	7,461
Jacksonville FL Special Revenue	5.000%	10/1/29	7,750	9,001
Jacksonville FL Special Revenue	5.000%	10/1/30	3,145	3,626
Jacksonville FL Special Revenue	5.000%	10/1/32	1,750	1,998
Jacksonville FL Special Revenue	5.000%	10/1/33	3,105	3,530
Jacksonville FL Special Revenue	5.000%	10/1/34	1,765	2,004
Lake County FL School Board COP	5.000%	6/1/28 (4)	1,500	1,726
Lake County FL School Board COP	5.000%	6/1/29 (4)	1,750	2,000
Lake County FL School Board COP	5.000%	6/1/30 (4)	3,000	3,407
Lake County FL School Board COP	5.000%	6/1/31 (4)	5,000	5,747
Lakeland FL Educational Facilities Revenue (Florida Southern College Project)	5.000%	9/1/31	500	532
Lakeland FL Hospital Revenue (Lakeland Regional Health Systems)	5.000% 11/15/35		3,000	3,268
Lee County FL Non-Ad Valorem Revenue	5.000%	10/1/22	1,750	2,093
Lee County FL Non-Ad Valorem Revenue	5.000%	10/1/23	2,750	3,312
Lee County FL Non-Ad Valorem Revenue	5.000%	10/1/24	3,000	3,642
Lee County FL School Board COP	5.000%	8/1/22	1,600	1,904
Lee County FL School Board COP	5.000%	8/1/23	1,130	1,350
Lee County FL School Board COP	5.000%	8/1/24	2,310	2,772
Lee County FL School Board COP	5.000%	8/1/27	5,000	5,853
Lee County FL School Board COP	5.000%	8/1/28	4,000	4,659
Lee County FL Transportation Facilities Revenue	5.000%	10/1/26 (4)	1,000	1,183
Lee County FL Transportation Facilities Revenue	5.000%	10/1/28 (4)	3,055	3,546
Lee County FL Transportation Facilities Revenue	5.000%	10/1/30 (4)	3,300	3,785
Lee County FL Transportation Facilities Revenue	5.000%	10/1/32 (4)	1,820	2,071
Lee County FL Transportation Facilities Revenue	5.000%	10/1/33 (4)	1,000	1,135
Lee County FL Transportation Facilities Revenue	5.000%	10/1/34 (4)	1,000	1,134
Lee County FL Transportation Facilities Revenue	5.000%	10/1/35 (4)	1,000	1,131
Lee County FL Water & Sewer Revenue	5.250%	10/1/25	5,950	7,028
Manatee County FL Revenue	5.000%	10/1/22	1,255	1,514
Manatee County FL Revenue	5.000%	10/1/23	1,300	1,577
Manatee County FL Revenue	5.000%	10/1/25	1,325	1,577
Manatee County FL Revenue	5.000%	10/1/26	1,520	1,788
Manatee County FL Revenue	5.000%	10/1/27	1,580	1,844
Marco Island FL Utility System Revenue	5.250%	10/1/32	3,300	3,812
Marco Island FL Utility System Revenue	5.250%	10/1/33	2,000	2,306
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000% 11/15/20		2,235	2,553
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000% 11/15/21		3,415	3,951
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000% 11/15/22		3,000	3,501
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000% 11/15/23		2,525	2,920
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000% 11/15/29		1,325	1,465
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000% 11/15/30		1,000	1,102
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/23 (12)	1,800	1,995
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/23	1,460	1,661
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/24	2,630	2,974
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/25	2,750	3,294
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.750%	10/1/25	5,000	5,772
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/26	6,500	7,374
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/29	7,200	8,183

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/29 (12)	4,000	4,465
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/30	5,500	6,039
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/31	2,055	2,343
Miami-Dade County FL Educational Facilities Authority Revenue (University of Miami)	5.000%	4/1/17 (Prere.)	5,275	5,610
Miami-Dade County FL Educational Facilities Authority Revenue (University of Miami)	5.000%	4/1/17 (Prere.)	2,040	2,170
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/23	4,000	4,766
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/24	4,250	5,095
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/25	3,750	4,457
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/26	3,250	3,833
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/27	2,250	2,628
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/31	2,000	2,263
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/32	2,550	2,872
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/33	5,000	5,620
Miami-Dade County FL Industrial Development Authority Revenue (Biscayne Properties LLC)	5.000%	6/1/30	2,350	2,424
Miami-Dade County FL Industrial Development Authority Revenue (Biscayne Properties LLC)	5.000%	6/1/35	2,750	2,783
Miami-Dade County FL School Board COP	5.000%	5/1/16 (ETM)	9,335	9,557
Miami-Dade County FL School Board COP	5.000%	8/1/16 (2)	4,280	4,432
Miami-Dade County FL School Board COP	5.000%	11/1/16 (Prere.)	3,280	3,430
Miami-Dade County FL School Board COP	5.000%	11/1/16 (Prere.)	2,655	2,777
Miami-Dade County FL School Board COP	5.000%	11/1/16 (Prere.)	2,500	2,615
Miami-Dade County FL School Board COP	5.000%	11/1/16 (Prere.)	5,025	5,256
Miami-Dade County FL School Board COP	5.000%	11/1/16 (Prere.)	3,500	3,661
Miami-Dade County FL School Board COP	5.000%	5/1/17 (Prere.)	5,685	6,065
Miami-Dade County FL School Board COP	5.250%	5/1/18 (Prere.)	25,200	27,980
Miami-Dade County FL School Board COP	5.250%	5/1/18 (Prere.)	27,650	30,700
Miami-Dade County FL School Board COP	5.250%	5/1/18 (Prere.)	14,225	15,794
Miami-Dade County FL School Board COP	5.250%	5/1/18 (Prere.)	12,980	14,412
Miami-Dade County FL School Board COP	5.250%	5/1/18 (Prere.)	15,530	17,243
Miami-Dade County FL School Board COP	5.000%	8/1/19 (2)	5,265	5,800
Miami-Dade County FL School Board COP	5.000%	11/1/26	7,935	9,311
Miami-Dade County FL School Board COP	5.000%	11/1/27	10,000	11,578
Miami-Dade County FL School Board COP	5.000%	11/1/28	10,000	11,418
Miami-Dade County FL School Board COP	5.000%	11/1/29	10,000	11,365
Miami-Dade County FL School Board COP PUT	5.000%	5/1/16	10,000	10,221
Miami-Dade County FL Seaport Revenue	5.750%	10/1/30	2,300	2,688
Miami-Dade County FL Seaport Revenue	5.750%	10/1/32	2,600	3,043
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/24	2,000	2,348
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/25	2,750	3,210
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/26	11,340	13,168
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/27	2,500	2,875
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/28	8,840	10,093
Miami-Dade County FL Special Obligation Revenue	0.000%	10/1/29	5,000	2,827
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/29	10,000	11,355
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/30	12,000	13,569
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/30	4,000	4,523
Miami-Dade County FL Special Obligation Revenue	0.000%	10/1/31	2,155	1,107
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/31	13,500	15,211
Miami-Dade County FL Special Obligation Revenue	0.000%	10/1/32	2,890	1,414
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/32	11,550	12,976
3 Miami-Dade County FL Special Obligation Revenue TOB VRDO	0.010%	11/2/15 LOC	9,175	9,175
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/27	4,000	4,621
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/28	2,060	2,371
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/30	8,000	9,111
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/31	6,250	7,089
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/32	1,650	1,866
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/17 (Prere.)	7,400	8,020
Miami-Dade County FL Water & Sewer Revenue	5.250%	10/1/21	20,000	23,920
North Brevard County FL Hospital District Revenue (Parrish Medical Center Project)	5.500%	10/1/18 (Prere.)	3,560	4,038
North Brevard County FL Hospital District Revenue (Parrish Medical Center Project)	5.500%	10/1/28	1,440	1,585
Orange County FL Health Facilities Authority Hospital Revenue (Orlando Health Inc.)	5.250%	10/1/21	8,000	9,151
Orange County FL School Board COP	5.000%	8/1/23 (14)	9,000	9,274
Orange County FL School Board COP	5.000%	8/1/24 (14)	4,000	4,119
Orange County FL School Board COP	4.500%	8/1/26	8,400	9,080
Orange County FL School Board COP	4.500%	8/1/27	7,000	7,547
Orange County FL Tourist Development Revenue	5.000%	10/1/17	5,955	6,448
Orange County FL Tourist Development Revenue	5.000%	10/1/18 (14)	18,980	20,513
Orange County FL Tourist Development Revenue	5.000%	10/1/19	8,680	9,971
Orange County FL Tourist Development Revenue	5.000%	10/1/20 (14)	15,345	16,526
Orange County FL Tourist Development Revenue	5.000%	10/1/21 (14)	16,605	17,814
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/27	7,780	8,858
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/30	3,500	3,953

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/31	13,030	14,784
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/35	5,000	5,603
Orlando FL Utility Commission Utility System Revenue	5.250%	10/1/22	3,245	3,987
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/23	4,000	4,884
Osceola County FL Expressway System Revenue (Poinciana Parkway Project)	0.000%	10/1/29	1,000	709
Osceola County FL Expressway System Revenue (Poinciana Parkway Project)	0.000%	10/1/30	1,400	994
Osceola County FL Expressway System Revenue (Poinciana Parkway Project)	0.000%	10/1/31	1,600	1,136
Osceola County FL Expressway System Revenue (Poinciana Parkway Project)	0.000%	10/1/32	2,060	1,460
Osceola County FL Expressway System Revenue (Poinciana Parkway Project)	0.000%	10/1/33	3,000	2,111
Palm Beach County FL Health Facilities Authority Hospital Revenue (BRRH Corp. Obligated Group)	5.000%	12/1/22	850	982
Palm Beach County FL Health Facilities Authority Hospital Revenue (BRRH Corp. Obligated Group)	5.000%	12/1/23	1,250	1,446
Palm Beach County FL Health Facilities Authority Hospital Revenue (BRRH Corp. Obligated Group)	5.000%	12/1/24	1,000	1,161
Palm Beach County FL School Board COP	5.000%	8/1/28	6,115	6,958
Palm Beach County FL School Board COP	5.000%	8/1/29	3,595	4,169
Palm Beach County FL School Board COP	5.000%	8/1/29	5,970	6,757
Palm Beach County FL School Board COP	5.000%	8/1/30	5,000	5,749
Palm Beach County FL School Board COP	5.000%	8/1/31	10,660	12,189
Palm Beach County FL School Board COP	5.000%	8/1/32	12,000	13,657
Palm Beach County FL School Board COP PUT	5.000%	8/1/16 (Prere.)	6,000	6,206
Palm Beach County FL Solid Waste Authority Revenue	5.000%	10/1/17	6,000	6,498
Palm Beach County FL Solid Waste Authority Revenue	5.000%	10/1/18	6,000	6,712
Palm Beach County FL Solid Waste Authority Revenue	5.500%	10/1/18 (Prere.)	15,000	17,014
Pasco County FL School Board COP	5.000%	8/1/24	2,315	2,758
Port St. Lucie FL Utility Revenue	5.000%	9/1/29 (12)	4,180	4,573
Port St. Lucie FL Utility Revenue	5.000%	9/1/30	2,000	2,226
Port St. Lucie FL Utility Revenue	5.000%	9/1/31	2,100	2,328
Reedy Creek FL Improvement District GO	5.250%	6/1/32	9,600	11,133
Reedy Creek FL Improvement District GO	5.250%	6/1/33	10,000	11,575
Reedy Creek FL Improvement District Utilities Revenue	5.000%	10/1/23	2,505	2,961
Sarasota County FL Infrastructure Sales Surtax Revenue	5.000%	10/1/23	1,000	1,217
Sarasota County FL Infrastructure Sales Surtax Revenue	5.000%	10/1/24	1,550	1,903
Sarasota County FL School Board COP	5.000%	7/1/18	2,185	2,413
Sarasota County FL School Board COP	5.000%	7/1/20	2,855	3,289
Sarasota County FL School Board COP	5.000%	7/1/23	5,380	6,109
Sarasota County FL School Board COP	5.000%	7/1/25	5,050	5,721
Seminole County FL School Board COP	5.000%	7/1/22 (4)	2,000	2,065
Seminole County FL Water & Sewer Revenue	5.000%	10/1/16 (Prere.)	5,000	5,213
Seminole County FL Water & Sewer Revenue	5.000%	10/1/16 (Prere.)	7,805	8,137
South Florida Water Management District COP	5.000%	10/1/16 (2)	3,000	3,123
South Florida Water Management District COP	5.000%	10/1/24 (2)	4,000	4,166
South Florida Water Management District COP	5.000%	10/1/25 (2)	8,000	8,329
St. Johns County FL Development Authority Revenue
(Presbyterian Retirement Communities Project)	5.750%	8/1/30	1,500	1,664
St. Lucie County FL School Board COP	5.000%	7/1/24	1,595	1,898
Sumter County FL Industrial Development Authority Hospital Revenue
(Central Florida Health Alliance Project)	5.000%	7/1/24	500	577
Sumter County FL Industrial Development Authority Hospital Revenue
(Central Florida Health Alliance Project)	5.000%	7/1/28	500	559
Sumter County FL Industrial Development Authority Hospital Revenue
(Central Florida Health Alliance Project)	5.000%	7/1/29	500	556
Sumter County FL Industrial Development Authority Hospital Revenue
(Central Florida Health Alliance Project)	5.125%	7/1/34	1,135	1,250
Sunshine State Governmental Financing Commission Florida Revenue
(Miami Dade County Program)	5.000%	9/1/23	5,985	6,907
Sunshine State Governmental Financing Commission Florida Revenue
(Miami Dade County Program)	5.125%	9/1/24	4,625	5,315
Sunshine State Governmental Financing Commission Florida Revenue
(Miami Dade County Program)	5.000%	9/1/27	4,250	4,919
Sunshine State Governmental Financing Commission Florida Revenue
(Miami Dade County Program)	5.000%	9/1/28	4,450	5,120
Tampa Bay FL Water Utility System Revenue	6.000%	10/1/29 (14)	10,000	13,366
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/32	2,305	2,644
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.000%	9/1/21	1,220	1,423
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.000%	9/1/23	1,400	1,624
Tampa FL Health System Revenue (BayCare Health System)	5.000% 11/15/19		3,580	4,118
Tampa FL Health System Revenue (BayCare Health System)	5.000% 11/15/21		18,420	21,123
Tampa FL Health System Revenue (BayCare Health System)	5.000% 11/15/22		13,395	15,420
Tampa FL Health System Revenue (BayCare Health System)	5.000% 11/15/33		14,686	16,495
Tampa FL Hospital Revenue	5.000%	7/1/21	1,000	1,149
Tampa FL Hospital Revenue	5.000%	7/1/22	1,075	1,244
Tampa FL Hospital Revenue	5.000%	7/1/24	1,000	1,132

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tampa FL Hospital Revenue	5.000%	7/1/25	1,935	2,175
Tampa FL Hospital Revenue	5.000%	7/1/26	1,500	1,676
Tampa FL Hospital Revenue	5.000%	7/1/27	1,000	1,112
Tampa FL Revenue (University of Tampa Project)	5.000%	4/1/26	1,400	1,633
Tampa FL Revenue (University of Tampa Project)	5.000%	4/1/30	1,650	1,837
Tampa FL Revenue (University of Tampa Project)	5.000%	4/1/32	1,880	2,056
Tampa FL Revenue (University of Tampa Project)	5.000%	4/1/33	2,340	2,551
Tampa FL Revenue (University of Tampa Project)	5.000%	4/1/34	2,505	2,727
Tampa FL Revenue (University of Tampa Project)	5.000%	4/1/35	1,680	1,823
Tohopekaliga FL Water Authority Utility System Revenue	5.750%	10/1/29	2,300	2,820
University of South Florida Financing Corp. COP	5.000%	7/1/30	6,085	6,908
Volusia County FL Educational Facilities Authority Revenue
(Embry-Riddle Aeronautical University Inc.)	5.000% 10/15/27		1,125	1,297
Volusia County FL Educational Facilities Authority Revenue
(Embry-Riddle Aeronautical University Inc.)	5.000% 10/15/28		1,000	1,136
Volusia County FL Educational Facilities Authority Revenue
(Embry-Riddle Aeronautical University Inc.)	5.000% 10/15/29		1,100	1,244
Volusia County FL Educational Facilities Authority Revenue
(Embry-Riddle Aeronautical University Inc.)	5.000% 10/15/30		1,750	1,964
Volusia County FL School Board COP	5.000%	8/1/23	1,000	1,193
Volusia County FL School Board COP	5.000%	8/1/24	500	599
Volusia County FL School Board COP	5.000%	8/1/25	1,675	2,000
Volusia County FL School Board COP	5.000%	8/1/27	1,800	2,103
Volusia County FL School Board COP	5.000%	8/1/28	1,650	1,911
Volusia County FL School Board COP	5.000%	8/1/29	2,350	2,703
Volusia County FL School Board COP	5.000%	8/1/30	3,880	4,428
Volusia County FL School Board COP	5.000%	8/1/31	2,350	2,669
Winter Park FL Water & Sewer Revenue	5.000%	12/1/29	1,975	2,231
				2,644,830
Georgia (2.1%)
Athens-Clarke County GA Unified Government Water & Sewerage Revenue	5.000%	1/1/27	2,315	2,776
Athens-Clarke County GA Unified Government Water & Sewerage Revenue	5.000%	1/1/28	2,500	2,987
Athens-Clarke County GA Unified Government Water & Sewerage Revenue	4.000%	1/1/32	2,000	2,128
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/21	4,000	4,585
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/22	10,000	11,431
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/24	1,600	1,944
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/28	3,000	3,479
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/29	3,000	3,451
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/30	5,000	5,723
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/31	5,000	5,696
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/32	5,500	6,245
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/33	2,000	2,266
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/34	2,000	2,255
Atlanta GA Airport Revenue	5.000%	1/1/21	2,000	2,284
Atlanta GA Airport Revenue	5.000%	1/1/22	2,300	2,595
Atlanta GA Airport Revenue	5.000%	1/1/24	1,000	1,205
Atlanta GA Airport Revenue	5.875%	1/1/24	3,145	3,785
Atlanta GA Airport Revenue	5.000%	1/1/26	1,600	1,855
Atlanta GA Airport Revenue	5.000%	1/1/27	1,390	1,597
Atlanta GA Airport Revenue	5.000%	1/1/31	2,525	2,873
Atlanta GA Development Authority Revenue	5.000%	7/1/25	2,480	3,011
Atlanta GA Development Authority Revenue	5.000%	7/1/27	1,000	1,181
Atlanta GA Development Authority Revenue	5.000%	7/1/28	1,355	1,585
Atlanta GA Development Authority Revenue	5.000%	7/1/30	1,250	1,439
Atlanta GA GO	5.250%	12/1/19 (12)	4,925	5,697
Atlanta GA GO	5.250%	12/1/20 (12)	3,280	3,781
Atlanta GA Water & Wastewater Revenue	5.500%	11/1/16 (4)	7,000	7,362
Atlanta GA Water & Wastewater Revenue	5.500%	11/1/17 (4)	8,000	8,770
Atlanta GA Water & Wastewater Revenue	5.500%	11/1/17 (3)	5,400	5,920
Atlanta GA Water & Wastewater Revenue	6.000%	11/1/19 (Prere.)	1,000	1,193
Atlanta GA Water & Wastewater Revenue	5.500%	11/1/22 (4)	9,800	11,914
Atlanta GA Water & Wastewater Revenue	5.000%	11/1/23	3,000	3,651
Atlanta GA Water & Wastewater Revenue	5.000%	11/1/24	3,000	3,686
Atlanta GA Water & Wastewater Revenue	5.000%	11/1/25	2,500	3,051
Atlanta GA Water & Wastewater Revenue	5.750%	11/1/25 (4)	6,500	8,477
Atlanta GA Water & Wastewater Revenue	5.750%	11/1/26 (4)	15,220	19,990
Atlanta GA Water & Wastewater Revenue	5.750%	11/1/27 (4)	5,585	7,348
2 Atlanta GA Water & Wastewater Revenue PUT	1.626%	11/1/18	21,685	22,250
Bartow County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Bowen Project) VRDO	0.220%	11/6/15	25,000	25,000
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.750%	6/1/17	15,500	15,712

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Burke County GA Development Authority Pollution Control Revenue
(Oglethorpe Power Corp. Vogtle Project)	0.341%	1/1/24 (4)	2,350	2,221
Carroll County GA School District GO	5.000%	4/1/16	3,000	3,060
Cobb County GA Kennestone Hospital Authority Revenue	6.250%	4/1/34 (2)	1,000	1,161
Cobb County GA Kennestone Hospital Authority Revenue	5.500%	4/1/37 (2)	7,500	8,432
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/22	1,675	1,941
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/23	1,975	2,270
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/24	1,000	1,144
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/27	6,880	7,716
DeKalb County GA Private Hospital Authority (Children’s Healthcare of Atlanta Inc. Project) RAN	5.000% 11/15/17		1,250	1,355
DeKalb County GA Private Hospital Authority (Children’s Healthcare of Atlanta Inc. Project) RAN	5.000% 11/15/20		1,400	1,613
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/23	1,410	1,681
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/24	1,500	1,782
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/31	2,225	2,609
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/32	4,000	4,691
Fayette County GA Hospital Authority (Fayette Community Hospital Project) RAN	5.250%	6/15/23	11,395	12,792
Forsyth County GA GO	5.000%	3/1/20	2,145	2,502
Fulton County GA Development Authority Revenue (Piedmont Healthcare Inc. Project)	5.250%	6/15/23	6,110	6,859
Fulton County GA Water & Sewer Revenue	5.000%	1/1/33	10,000	11,413
Georgia GO	5.000%	12/1/15	10,000	10,042
Georgia GO	5.000%	7/1/16	8,625	8,902
Georgia GO	5.000%	7/1/16	2,705	2,792
Georgia GO	5.000%	7/1/16	18,290	18,877
Georgia GO	5.000%	2/1/19	33,695	38,198
Georgia GO	5.000%	7/1/19	5,000	5,736
Georgia GO	4.000%	11/1/19	2,500	2,797
Georgia GO	5.000%	2/1/20	34,000	39,607
Georgia GO	5.000%	7/1/20	3,000	3,530
Georgia GO	5.000%	7/1/20	10,000	11,765
Georgia GO	5.000%	7/1/20	14,920	17,554
Georgia GO	5.000%	11/1/20	9,240	10,951
Georgia GO	5.000%	10/1/21	8,000	9,636
Georgia GO	5.000%	1/1/22	9,415	11,362
Georgia GO	5.000%	2/1/22	13,425	16,225
Georgia GO	4.000%	10/1/22	2,150	2,487
Georgia GO	5.000%	2/1/23	18,395	22,530
Georgia GO	5.000%	7/1/23	20,160	24,345
Georgia GO	5.000%	2/1/25	3,000	3,687
Georgia GO	5.000%	2/1/27	10,000	12,090
Georgia Municipal Electric Power Authority Revenue	6.500%	1/1/17 (14)	2,445	2,518
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/22	12,000	14,217
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/24	4,000	4,757
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/25	1,300	1,535
Georgia Road & Tollway Authority Revenue	5.000%	6/1/16	26,105	26,827
Georgia Road & Tollway Authority Revenue	5.000%	3/1/19	15,500	17,604
Georgia Road & Tollway Authority Revenue	5.000%	10/1/21	2,420	2,910
Glynn-Brunswick GA Memorial Hospital Authority Revenue
(Southeast Georgia Health System Obligated Group)	5.000%	8/1/30	4,365	4,944
Glynn-Brunswick GA Memorial Hospital Authority Revenue
(Southeast Georgia Health System Obligated Group)	5.000%	8/1/34	7,000	7,794
Henry County GA Hospital Authority Revenue (Piedmont Fayette Hospital Project)	5.000%	7/1/30	5,375	6,033
Henry County GA Hospital Authority Revenue (Piedmont Fayette Hospital Project)	5.000%	7/1/34	10,000	11,050
Macon-Bibb County GA Hospital Authority Revenue (Medical Center of Central Georgia)	5.000%	8/1/22	1,430	1,604
Macon-Bibb County GA Hospital Authority Revenue (Medical Center of Central Georgia)	5.000%	8/1/24	1,250	1,393
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/17	2,340	2,459
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.250%	9/15/19	30	34
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/20	23,970	26,978
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/20	2,270	2,546
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/21	6,765	7,672
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/21	37,000	42,345
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/22	10,720	12,242
Metropolitan Atlanta GA Rapid Transportation Authority Georgia Sales Tax Revenue	5.250%	7/1/26 (14)	4,800	5,946
Municipal Electric Authority Georgia Revenue	5.000%	4/1/17	3,980	4,231
Municipal Electric Authority Georgia Revenue	5.000%	4/1/19	3,160	3,576
Municipal Electric Authority Georgia Revenue	5.000%	1/1/20	15,000	17,278
Municipal Electric Authority Georgia Revenue	5.000%	11/1/23	14,605	16,836
Municipal Electric Authority Georgia Revenue	5.000%	11/1/24	11,650	13,388
Municipal Electric Authority Georgia Revenue (General Resolution Projects)	5.250%	1/1/16	3,480	3,510
Municipal Electric Authority Georgia Revenue (General Resolution Projects)	5.750%	1/1/19	51,440	58,044
Municipal Electric Authority Georgia Revenue (Project One)	5.250%	1/1/16	6,580	6,637
Municipal Electric Authority Georgia Revenue (Project One)	5.000%	1/1/21	7,600	8,881

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Private Colleges & University Authority of Georgia Revenue (Emory University)	5.000%	9/1/29	3,340	3,808
Richmond County GA Hospital Authority (University Health Services Inc. Project) RAN	5.500%	1/1/24	17,500	19,520
Savannah GA Hospital Authority Revenue (St. Joseph’s/Candler Health System, Inc.)	5.500%	7/1/30	4,000	4,671
Savannah GA Hospital Authority Revenue (St. Joseph’s/Candler Health System, Inc.)	5.500%	7/1/31	4,000	4,657
				948,978
Guam (0.1%)
Guam Government Business Privilege Tax Revenue	5.000% 11/15/23		6,280	7,274
Guam Government Business Privilege Tax Revenue	5.000% 11/15/24		4,790	5,570
Guam Government Business Privilege Tax Revenue	5.000% 11/15/25		4,200	4,905
Guam International Airport Authority Revenue	5.000%	10/1/23	2,310	2,656
				20,405
Hawaii (0.7%)
Hawaii Airports System Revenue	5.250%	7/1/30	13,975	15,973
Hawaii GO	5.000%	3/1/16 (Prere.)	4,515	4,588
Hawaii GO	5.000%	3/1/16 (Prere.)	1,485	1,509
Hawaii GO	5.000%	6/1/16	4,295	4,417
Hawaii GO	4.000%	11/1/17	4,100	4,377
Hawaii GO	5.000%	12/1/18	9,250	10,419
Hawaii GO	5.000%	10/1/20	5,500	6,469
Hawaii GO	5.000%	10/1/20	9,910	11,657
Hawaii GO	5.000%	12/1/20	4,480	5,288
Hawaii GO	5.000%	11/1/22	11,155	13,529
Hawaii GO	5.000%	12/1/22	10,000	12,109
Hawaii GO	5.000%	8/1/24	14,970	18,361
Hawaii GO	5.000%	8/1/24	8,970	11,002
Hawaii GO	5.000%	10/1/24	10,000	12,293
Hawaii GO	5.000%	11/1/24	22,305	26,781
Hawaii GO	5.000%	8/1/25	2,500	3,054
Hawaii GO	5.000%	8/1/25	4,105	5,015
Hawaii GO	5.000%	10/1/25	12,000	14,892
Hawaii GO	5.000%	8/1/29	8,500	10,051
Hawaii GO	5.000%	8/1/33	2,865	3,322
Hawaii Highway Revenue	5.000%	1/1/32	2,180	2,530
Hawaii Highway Revenue	5.000%	1/1/33	2,065	2,388
Hawaii Pacific Health Revenue	5.625%	7/1/30	2,345	2,660
Honolulu HI City & County GO	5.000%	7/1/17 (Prere.)	3,000	3,222
Honolulu HI City & County GO	5.000%	7/1/17 (Prere.)	2,705	2,905
Honolulu HI City & County GO	5.250%	7/1/19 (4)	4,755	5,478
Honolulu HI City & County GO	5.000%	10/1/19	2,055	2,364
Honolulu HI City & County GO	5.000%	10/1/19	3,365	3,871
Honolulu HI City & County GO	5.000%	10/1/20	3,675	4,323
Honolulu HI City & County GO	5.000%	10/1/20	5,015	5,899
Honolulu HI City & County GO	5.000%	10/1/22	1,000	1,212
Honolulu HI City & County GO	5.000%	10/1/22	4,000	4,849
Honolulu HI City & County GO	5.000%	11/1/22	3,000	3,643
Honolulu HI City & County GO	5.000%	11/1/23	3,500	4,254
Honolulu HI City & County GO	5.000%	8/1/24	4,535	5,388
Honolulu HI City & County GO	5.000%	10/1/26	7,500	9,218
Honolulu HI City & County GO	5.000%	10/1/26	5,000	6,145
Honolulu HI City & County GO	5.000%	10/1/27	4,000	4,870
Honolulu HI City & County GO	5.000%	8/1/28	5,000	5,865
Honolulu HI City & County Wastewater System Revenue	5.000%	7/1/26	3,000	3,665
Honolulu HI City & County Wastewater System Revenue	4.000%	7/1/28	6,175	6,749
Honolulu HI City & County Wastewater System Revenue	4.000%	7/1/29	10,000	10,834
Honolulu HI City & County Wastewater System Revenue	5.000%	7/1/30	8,220	9,742
Honolulu HI City & County Wastewater System Revenue	5.000%	7/1/34	6,765	7,875
Honolulu HI City & County Wastewater System Revenue	5.000%	7/1/35	6,835	7,925
				322,980
Idaho (0.1%)
Idaho Bond Bank Authority Revenue	5.250%	3/15/19 (Prere.)	755	863
Idaho Bond Bank Authority Revenue	5.250%	3/15/19 (Prere.)	285	326
Idaho Bond Bank Authority Revenue	5.250%	9/15/24	1,245	1,402
Idaho Bond Bank Authority Revenue	5.250%	9/15/26	715	803
Idaho Health Facilities Authority Revenue (Trinity Health Group)	6.125%	12/1/18 (Prere.)	12,050	13,975
Idaho Health Facilities Authority Revenue (Trinity Health Group)	5.000%	12/1/24	1,500	1,839
Idaho Health Facilities Authority Revenue (Trinity Health Group)	5.000%	12/1/25	2,750	3,367
Idaho Health Facilities Authority Revenue (Trinity Health Group)	5.000%	12/1/30	3,250	3,673
Idaho Housing & Finance Association RAN	4.750%	7/15/19	5,000	5,625
				31,873

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Illinois (6.1%)
Berwyn IL GO	5.000%	12/1/25 (4)	5,000	5,385
Channahon IL Revenue (Morris Hospital) VRDO	0.010%	11/6/15 LOC	5,355	5,355
Chicago IL Board of Education GO	5.000%	12/1/16 (4)	3,085	3,172
Chicago IL Board of Education GO	0.000%	12/1/18 (14)	4,520	4,016
Chicago IL Board of Education GO	5.000%	12/1/18 (4)	2,500	2,585
Chicago IL Board of Education GO	0.000%	12/1/19 (14)	5,610	4,745
Chicago IL Board of Education GO	5.000%	12/1/19 (4)	6,130	6,318
Chicago IL Board of Education GO	5.000%	12/1/19 (12)	1,015	1,056
Chicago IL Board of Education GO	6.000%	1/1/20 (14)	6,300	6,843
Chicago IL Board of Education GO	5.000%	12/1/20 (4)	1,500	1,545
Chicago IL Board of Education GO	5.000%	12/1/21 (2)	14,500	14,556
Chicago IL Board of Education GO	5.500%	12/1/21 (4)(2)	4,090	4,444
Chicago IL Board of Education GO	5.500%	12/1/22 (4)	9,625	10,446
Chicago IL Board of Education GO	5.000%	12/1/23 (4)	1,105	1,131
Chicago IL Board of Education GO	5.250%	12/1/24 (4)	1,840	1,907
Chicago IL Board of Education GO	5.250%	12/1/25	8,000	7,697
Chicago IL Board of Education GO	5.000%	12/1/26 (4)	12,640	12,801
Chicago IL Board of Education GO	5.250%	12/1/26 (12)	3,360	3,472
Chicago IL Board of Education GO	5.000%	12/1/33	20,500	18,297
Chicago IL Board of Education GO	5.250%	12/1/35	11,985	10,930
2 Chicago IL Board of Education GO PUT	4.010%	3/1/17	11,700	11,635
Chicago IL GO	5.250%	1/1/17 (14)	2,300	2,369
Chicago IL GO	5.500%	1/1/17 (4)	18,430	19,043
Chicago IL GO	5.000%	1/1/18 (4)	17,530	17,597
Chicago IL GO	5.000%	1/1/21 (14)	5,490	5,658
Chicago IL GO	5.000%	1/1/21 (4)	18,155	18,256
Chicago IL GO	5.000%	1/1/26 (4)	10,000	10,040
Chicago IL GO	5.000%	1/1/27 (14)	5,000	5,112
Chicago IL GO	5.000%	1/1/28 (14)	5,000	5,128
Chicago IL Metropolitan Water Reclamation District GO	5.000%	12/1/30	35,000	39,230
Chicago IL Midway Airport Revenue	5.000%	1/1/23	2,500	2,929
Chicago IL Midway Airport Revenue	5.000%	1/1/24	3,400	3,989
Chicago IL Midway Airport Revenue	5.000%	1/1/26	6,040	6,889
Chicago IL Midway Airport Revenue	5.000%	1/1/32	10,000	11,020
Chicago IL Midway Airport Revenue	5.000%	1/1/33	10,000	10,990
Chicago IL Midway Airport Revenue	5.000%	1/1/34	6,700	7,344
Chicago IL Midway Airport Revenue	5.000%	1/1/35	2,200	2,403
Chicago IL Motor Fuel Tax Revenue	5.000%	1/1/23	1,200	1,275
Chicago IL Motor Fuel Tax Revenue	5.000%	1/1/28	1,000	1,029
Chicago IL Motor Fuel Tax Revenue	5.000%	1/1/29	1,000	1,021
Chicago IL Motor Fuel Tax Revenue	5.000%	1/1/30 (4)	1,000	1,066
Chicago IL Motor Fuel Tax Revenue	5.000%	1/1/31 (4)	1,095	1,162
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/18	4,000	4,342
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/18 (4)	7,025	7,363
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/19 (4)	22,920	24,005
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/19 (4)	8,920	9,664
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/22 (4)	18,295	19,796
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/23 (4)	15,275	16,514
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/24 (4)	18,250	19,730
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/24	3,000	3,432
Chicago IL O’Hare International Airport Revenue	5.250%	1/1/24	1,250	1,441
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/25	5,500	6,526
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/25	7,410	8,440
Chicago IL O’Hare International Airport Revenue	5.500%	1/1/25	1,500	1,744
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/26	4,000	4,524
Chicago IL O’Hare International Airport Revenue	5.500%	1/1/26	1,000	1,151
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/27	3,560	3,992
Chicago IL O’Hare International Airport Revenue	5.500%	1/1/27	2,435	2,795
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/28	10,750	12,332
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/28	3,000	3,346
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/29 (14)	19,315	19,467
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/29	10,300	11,710
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/29	3,000	3,323
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/29 (4)	2,300	2,584
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/30	3,220	3,550
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/31	22,500	25,315
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/31	2,900	3,197
Chicago IL O’Hare International Airport Revenue	5.500%	1/1/31	13,495	15,538
Chicago IL O’Hare International Airport Revenue	5.500%	1/1/31	10,000	11,514
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/32	10,000	11,209

Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Chicago IL O’Hare International Airport Revenue	5.000%	1/1/33	20,040	22,396
	Chicago IL O’Hare International Airport Revenue	5.000%	1/1/33 (4)	74,685	79,631
	Chicago IL O’Hare International Airport Revenue	5.250%	1/1/33 (4)	1,000	1,126
	Chicago IL Park District Harbor Facilities GO	5.000%	1/1/28	4,835	5,114
	Chicago IL Park District Harbor Facilities GO	5.000%	1/1/29	5,170	5,441
	Chicago IL Park District Harbor Facilities GO	5.000%	1/1/30	2,770	2,905
	Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	12/1/16 (Prere.)	2,455	2,577
	Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	12/1/16 (Prere.)	7,545	7,921
	Chicago IL Transit Authority Capital Grant Receipts Revenue	5.500%	6/1/18	7,435	8,125
	Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	6/1/20	4,900	5,301
	Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	6/1/20 (12)	3,185	3,457
	Chicago IL Transit Authority Capital Grant Receipts Revenue	5.250%	6/1/24 (12)	5,000	5,281
	Chicago IL Transit Authority Capital Grant Receipts Revenue	5.250%	6/1/25 (12)	11,000	11,587
	Chicago IL Transit Authority Capital Grant Receipts Revenue	5.250%	6/1/26 (12)	8,260	8,670
	Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	6/1/27	31,170	33,136
	Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	6/1/27	13,085	13,910
	Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	6/1/28	30,225	31,746
	Chicago IL Transit Authority Sales Tax Receipts Revenue	5.000%	12/1/19	9,915	10,997
	Chicago IL Transit Authority Sales Tax Receipts Revenue	5.250%	12/1/30	10,000	10,787
	Chicago IL Wastewater Transmission Revenue	5.000%	1/1/23	2,435	2,724
	Chicago IL Wastewater Transmission Revenue	5.000%	1/1/28	1,550	1,684
	Chicago IL Wastewater Transmission Revenue	5.000%	1/1/30	1,450	1,550
	Chicago IL Wastewater Transmission Revenue	5.000%	1/1/31	2,000	2,128
	Chicago IL Wastewater Transmission Revenue	5.000%	1/1/32	1,875	1,987
	Chicago IL Wastewater Transmission Revenue	5.000%	1/1/33	2,100	2,220
	Chicago IL Water Revenue	0.000%	11/1/15 (2)	7,555	7,555
	Chicago IL Water Revenue	5.000%	11/1/19 (4)	17,565	19,157
	Chicago IL Water Revenue	5.000%	11/1/23	1,670	1,856
	Chicago IL Water Revenue	5.000%	11/1/24	1,500	1,656
	Chicago IL Water Revenue	5.000%	11/1/25	2,000	2,199
	Chicago IL Water Revenue	5.000%	11/1/26	2,000	2,186
	Chicago IL Water Revenue	5.000%	11/1/28	5,000	5,391
	Chicago IL Water Revenue	5.000%	11/1/30	3,590	3,819
	Chicago IL Water Revenue	5.000%	11/1/31	3,000	3,178
	Chicago IL Water Revenue	5.000%	11/1/32	3,000	3,167
	Chicago IL Waterworks Revenue	5.000%	11/1/22	1,000	1,121
	Chicago IL Waterworks Revenue	5.000%	11/1/29	1,000	1,083
	Chicago IL Waterworks Revenue	5.000%	11/1/31	2,000	2,139
	Chicago IL Waterworks Revenue	5.000%	11/1/33	2,000	2,124
	Chicago IL Waterworks Revenue	5.000%	11/1/36 (2)	7,580	7,630
	Cook County IL Community College District GO	5.000%	3/1/19 (Prere.)	1,100	1,196
	Cook County IL Community College District GO	5.000%	12/1/24	2,000	2,307
	Cook County IL Community College District GO	5.250%	12/1/26	2,000	2,296
	Cook County IL Community College District GO	5.250%	12/1/27	2,000	2,289
	Cook County IL Community College District GO	5.250%	12/1/28	2,000	2,265
	Cook County IL Forest Preservation District GO	5.000% 12/15/24		1,020	1,125
	Cook County IL Forest Preservation District GO	5.000% 12/15/25		1,000	1,095
	Cook County IL Forest Preservation District GO	5.000% 12/15/26		2,485	2,706
	Cook County IL Forest Preservation District GO	5.000% 12/15/26		2,225	2,422
	Cook County IL Forest Preservation District GO	5.000% 12/15/27		2,605	2,819
	Cook County IL Forest Preservation District GO	5.000% 12/15/27		2,335	2,640
	Cook County IL Forest Preservation District GO	5.000% 12/15/28		2,240	2,410
	Cook County IL Forest Preservation District GO	5.000% 12/15/28		2,455	2,641
	Cook County IL Forest Preservation District GO	5.000% 12/15/32		5,000	5,391
	Cook County IL GO	5.000% 11/15/18		8,000	8,585
	Cook County IL GO	5.000% 11/15/20		7,500	8,151
	Cook County IL GO	5.000% 11/15/21		5,410	5,826
	Cook County IL GO	5.250% 11/15/28		35,500	37,978
	Cook County IL High School District No. 205 (Thornton Township) GO	5.000%	12/1/15 (12)	2,020	2,028
	Cook County IL High School District No. 205 (Thornton Township) GO	5.500%	12/1/17 (12)	2,000	2,188
	Du Page & Cook Counties IL Community Consolidated School District GO	4.500%	1/1/21 (14)	4,900	5,101
	Du Page & Cook Counties IL Community Consolidated School District GO	5.000%	6/1/24	1,750	2,082
	Du Page & Cook Counties IL Community Consolidated School District GO	5.000%	6/1/25	1,820	2,149
	Du Page & Cook Counties IL Community Consolidated School District GO	5.000%	6/1/26	2,290	2,680
	Du Page & Cook Counties IL Community Consolidated School District GO	5.000%	6/1/27	2,000	2,322
	Grundy & Will Counties IL Community Unified School District GO	5.875%	2/1/23	2,315	2,592
	Grundy & Will Counties IL Community Unified School District GO	5.875%	2/1/25	2,720	3,037
	Grundy & Will Counties IL Community Unified School District GO	5.875%	2/1/26	3,060	3,416
	Grundy & Will Counties IL Community Unified School District GO	5.875%	8/1/28	6,520	7,261
	Illinois Finance Authority Revenue (Advocate Health Care Network)	6.125%	11/1/18 (Prere.)	3,000	3,456
	Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	4/1/19	1,500	1,693

104

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	4/1/20	2,000	2,253
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	4/1/21	6,535	7,303
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	4/1/22	10,000	11,157
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	8/1/23	1,000	1,203
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	8/1/24	1,200	1,449
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	8/1/28	3,885	4,528
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	8/1/29	5,000	5,769
Illinois Finance Authority Revenue (Advocate Health Care Network) PUT	5.000%	2/12/20	6,595	7,586
Illinois Finance Authority Revenue (Advocate Health Care Network) VRDO	0.010%	11/6/15	10,525	10,525
Illinois Finance Authority Revenue (Art Institute of Chicago)	5.000%	3/1/30	3,000	3,360
Illinois Finance Authority Revenue (Carle Foundation)	5.625%	8/15/31	10,000	11,634
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/27	15,000	16,093
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/28	1,290	1,418
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/32	7,575	7,987
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/34	5,000	5,415
Illinois Finance Authority Revenue (Central DuPage Health)	5.000%	11/1/27	18,085	20,253
Illinois Finance Authority Revenue (Central DuPage Health)	5.125%	11/1/29	15,000	16,834
Illinois Finance Authority Revenue (Children’s Memorial Hospital)	5.500%	8/15/28	21,760	23,842
Illinois Finance Authority Revenue (Franciscan Communities Inc.)	4.000%	5/15/23	1,000	1,010
Illinois Finance Authority Revenue (Franciscan Communities Inc.)	4.750%	5/15/33	8,225	8,334
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/25	8,750	9,820
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/26	3,595	4,006
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/27	1,495	1,654
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/28	1,570	1,722
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/29	1,650	1,800
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/30	1,730	1,878
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/31	1,815	1,964
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/32	1,905	2,055
Illinois Finance Authority Revenue (Memorial Health System)	5.250%	4/1/29	12,670	13,901
Illinois Finance Authority Revenue (Northwestern Community Hospital)	5.250%	7/1/28	8,500	9,157
Illinois Finance Authority Revenue (Northwestern Community Hospital)	5.750%	8/15/30	9,000	10,311
3 Illinois Finance Authority Revenue (Northwestern University) TOB VRDO	0.010%	11/2/15	1,605	1,605
Illinois Finance Authority Revenue (OSF Healthcare System)	7.000%	5/15/19 (Prere.)	10,000	12,078
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000%	5/15/22	2,000	2,309
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000%	5/15/23	3,750	4,275
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000% 11/15/23		1,000	1,165
Illinois Finance Authority Revenue (OSF Healthcare System)	4.500%	5/15/24	5,000	5,399
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000% 11/15/24		1,600	1,867
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000% 11/15/25		1,950	2,282
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000% 11/15/28		1,250	1,432
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000% 11/15/29		2,000	2,268
Illinois Finance Authority Revenue (Palos Community Hospital)	5.375%	5/15/30	24,070	26,685
Illinois Finance Authority Revenue (Rush University Medical Center)	5.000%	11/1/18 (Prere.)	5,000	5,600
Illinois Finance Authority Revenue (Rush University Medical Center)	5.750%	11/1/18 (Prere.)	3,000	3,427
Illinois Finance Authority Revenue (Rush University Medical Center)	6.375%	5/1/19 (Prere.)	7,000	8,294
Illinois Finance Authority Revenue (Rush University Medical Center)	5.000% 11/15/25		2,870	3,406
Illinois Finance Authority Revenue (Rush University Medical Center)	5.000% 11/15/26		4,000	4,703
Illinois Finance Authority Revenue (Rush University Medical Center)	5.000% 11/15/27		4,000	4,648
Illinois Finance Authority Revenue (Rush University Medical Center)	5.000% 11/15/28		4,000	4,599
Illinois Finance Authority Revenue (Silver Cross & Medical Centers)	5.000%	8/15/25	1,000	1,144
Illinois Finance Authority Revenue (Silver Cross & Medical Centers)	5.500%	8/15/30	8,000	8,467
Illinois Finance Authority Revenue (Silver Cross & Medical Centers)	5.000%	8/15/35	2,700	2,944
Illinois Finance Authority Revenue (Southern Illinois Healthcare)	5.250%	3/1/30 (4)	7,000	7,765
Illinois Finance Authority Revenue (University of Chicago Medical Center)	5.000%	8/15/19	11,605	13,263
Illinois Finance Authority Revenue (University of Chicago Medical Center)	5.000%	8/15/20	3,185	3,717
Illinois Finance Authority Revenue (University of Chicago Medical Center)	5.000%	8/15/22	10,000	11,520
Illinois Finance Authority Revenue (University of Chicago Medical Center) VRDO	0.010%	11/2/15 LOC	2,625	2,625
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/22	2,000	2,412
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/22	2,000	2,355
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/23	5,265	6,372
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/23	4,000	4,664
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/24	5,195	6,007
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/25	2,990	3,437
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/26	3,500	3,995
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/28	15,000	17,543
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/28	4,400	4,972
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/29	12,250	14,227
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/29	4,250	4,779
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/30	5,250	5,876
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/31	15,000	17,218
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/31	5,300	5,913

Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/32	15,000	17,168
	Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/32	1,050	1,169
	Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/35	28,975	32,658
	Illinois GO	5.000%	1/1/16	2,010	2,024
	Illinois GO	5.000%	8/1/16	32,000	32,984
	Illinois GO	5.000%	1/1/17	22,985	23,966
	Illinois GO	5.000%	3/1/17	1,550	1,623
	Illinois GO	5.000%	8/1/17	8,760	9,252
	Illinois GO	5.000%	1/1/20 (4)	8,635	9,513
	Illinois GO	5.000%	8/1/20	2,000	2,191
	Illinois GO	5.000%	1/1/21 (4)	21,470	23,422
	Illinois GO	5.250%	1/1/21	7,525	8,326
	Illinois GO	5.000%	7/1/21	7,000	7,675
	Illinois GO	5.000%	8/1/21	25,000	27,415
	Illinois GO	5.000%	1/1/22	2,740	2,921
	Illinois GO	5.000%	2/1/22	5,000	5,474
	Illinois GO	5.000%	7/1/22	7,000	7,668
	Illinois GO	5.000%	8/1/22 (4)	11,720	13,083
	Illinois GO	5.000%	2/1/23	7,000	7,652
	Illinois GO	5.000%	7/1/23	6,000	6,561
	Illinois GO	5.000%	8/1/23	17,000	18,588
	Illinois GO	4.000%	1/1/24	14,000	14,245
	Illinois GO	5.000%	2/1/24	5,700	6,228
	Illinois GO	5.500%	7/1/24	19,000	21,231
	Illinois GO	5.000%	8/1/24	18,835	20,247
	Illinois GO	5.000%	11/1/24 (2)	5,000	5,016
	Illinois GO	5.000%	2/1/26	10,400	11,195
	Illinois GO	5.000%	4/1/26 (2)	12,600	12,648
	Illinois GO	5.000%	4/1/26 (4)	16,175	17,517
	Illinois GO	5.000%	6/1/26	5,100	5,247
	Illinois GO	5.000%	6/1/26	120	120
	Illinois GO	5.500%	7/1/26	7,000	7,707
	Illinois GO	5.000%	4/1/27	3,840	4,102
	Illinois GO	5.500%	7/1/27	8,000	8,752
	Illinois GO	5.000%	4/1/28 (4)	4,515	4,822
	Illinois GO	5.250%	7/1/28	7,500	8,055
	Illinois GO	5.250%	2/1/29	8,750	9,391
	Illinois GO	5.000%	3/1/29	23,000	24,026
	Illinois GO	5.250%	2/1/30	13,000	13,877
	Illinois GO	5.000%	1/1/31	11,000	11,395
	Illinois GO	5.250%	2/1/31	9,000	9,569
	Illinois GO	5.000%	3/1/31	7,985	8,278
	Illinois GO	5.250%	7/1/31	6,000	6,357
	Illinois GO	5.000%	9/1/31	6,500	6,575
	Illinois GO	5.000%	5/1/32	7,000	7,300
	Illinois GO	5.000%	5/1/33	8,200	8,522
	Illinois GO	5.500%	7/1/33 (4)	3,300	3,665
	Illinois Health Facilities Authority Revenue (Northwestern Memorial Hospital) VRDO	0.010%	11/2/15	2,500	2,500
	Illinois Regional Transportation Authority Revenue	6.250%	7/1/22 (4)	5,000	6,188
	Illinois Regional Transportation Authority Revenue	6.000%	7/1/23 (14)	5,000	6,126
	Illinois Regional Transportation Authority Revenue	6.250%	7/1/23 (4)	11,475	14,320
	Illinois Sales Tax Revenue	0.000% 12/15/16 (2)		5,000	4,925
	Illinois Sales Tax Revenue	5.000%	6/15/18	12,000	13,220
	Illinois Sales Tax Revenue	5.375%	6/15/18	9,860	10,966
	Illinois Sales Tax Revenue	5.000%	6/15/19 (Prere.)	1,345	1,533
	Illinois Sales Tax Revenue	5.000%	6/15/19	6,000	6,797
	Illinois Sales Tax Revenue	5.000%	6/15/20	3,880	4,391
	Illinois Sales Tax Revenue	5.375%	6/15/20	9,635	11,302
	Illinois Sales Tax Revenue	5.000%	6/15/21	15,000	17,538
	Illinois Sales Tax Revenue	5.000%	6/15/22	22,720	26,872
	Illinois Toll Highway Authority Revenue	5.000%	7/1/16 (Prere.)	5,700	5,877
	Illinois Toll Highway Authority Revenue	5.000%	7/1/16 (Prere.)	5,000	5,156
	Illinois Toll Highway Authority Revenue	5.000%	7/1/16 (Prere.)	20,000	20,623
	Illinois Toll Highway Authority Revenue	5.000%	1/1/22	4,100	4,839
	Illinois Toll Highway Authority Revenue	5.000%	12/1/22	12,700	15,163
	Illinois Toll Highway Authority Revenue	5.000%	1/1/27	1,250	1,428
	Illinois Toll Highway Authority Revenue	5.000%	1/1/28	1,250	1,421
	Illinois Toll Highway Authority Revenue	5.000%	1/1/28	2,500	2,782
	Illinois Toll Highway Authority Revenue	5.000%	1/1/29	3,500	3,936
	Illinois Toll Highway Authority Revenue	5.000%	1/1/30	3,745	4,189
	Illinois Toll Highway Authority Revenue	5.000%	1/1/31	1,410	1,593

106

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Illinois Toll Highway Authority Revenue	5.000%	1/1/31	8,000	8,894
Illinois Toll Highway Authority Revenue	5.000%	1/1/31	6,100	6,899
Illinois Toll Highway Authority Revenue	5.000%	1/1/32	1,650	1,849
Illinois Toll Highway Authority Revenue	5.000%	1/1/32	9,000	9,981
Illinois Toll Highway Authority Revenue	5.000%	1/1/33	2,500	2,783
Illinois Toll Highway Authority Revenue	5.000%	1/1/33	9,000	9,957
Illinois Toll Highway Authority Revenue	5.000%	1/1/33	11,100	12,461
Illinois Toll Highway Authority Revenue	5.000%	1/1/34	3,850	4,274
Illinois Toll Highway Authority Revenue	5.000%	1/1/34	11,700	13,066
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/16	15,000	15,449
Illinois Unemployment Insurance Fund Building Receipts Revenue	4.000% 12/15/16		2,650	2,759
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000% 12/15/16		5,490	5,778
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/18	7,500	7,867
Kane McHenry Cook & DeKalb County IL Unit School District GO	5.000%	1/1/21	1,715	1,983
Lake County IL Community High School District No. 127 GO	0.000%	2/1/19	5,000	4,745
Lake County IL Community High School District No. 127 GO	0.000%	2/1/20	5,000	4,616
Lake County IL Community High School District No. 127 GO	0.000%	2/1/22	5,690	4,895
McHenry & Kane Counties IL Community Consolidated School District No. 158 GO	5.625%	1/15/31	3,500	4,059
McHenry & Kane Counties IL Community Consolidated School District No. 158 GO	5.625%	1/15/32	4,000	4,627
McHenry County IL Conservation District GO	5.000%	2/1/22	3,000	3,568
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000% 12/15/15 (14)		13,000	12,989
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000% 12/15/16 (14)		11,330	11,177
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	6/15/19 (14)	38,440	35,405
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000% 12/15/21 (14)		6,000	4,975
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000% 12/15/23 (14)		32,515	24,635
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000% 12/15/23 (14)		21,000	15,911
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000% 12/15/24 (14)		23,795	17,234
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000% 12/15/25 (14)		29,785	20,496
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	6/15/26 (4)	10,725	7,173
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	6/15/27 (4)	6,400	4,058
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000% 12/15/29 (14)		30,000	16,655
Peoria IL Public Building Community School District Revenue	0.000%	12/1/15 (12)	2,800	2,799
Peoria IL Public Building Community School District Revenue	0.000%	12/1/16 (12)	2,900	2,874
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/16	10,000	10,259
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/17	6,000	6,377
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/18	5,000	5,472
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.500%	6/1/23	37,000	43,168
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	6.000%	6/1/28	10,000	11,859
Southwestern Illinois Development Authority Revenue (Local Government Program)	5.000%	4/15/30	10,000	11,197
Springfield IL Water Revenue	5.000%	3/1/29	2,525	2,816
Springfield IL Water Revenue	5.000%	3/1/30	2,000	2,227
Springfield IL Water Revenue	5.000%	3/1/31	2,785	3,087
Springfield IL Water Revenue	5.000%	3/1/32	3,035	3,355
University of Illinois Auxiliary Facilities System Revenue	0.000%	4/1/16 (14)	15,270	15,233
University of Illinois Auxiliary Facilities System Revenue	5.000%	4/1/21	3,430	3,897
University of Illinois Auxiliary Facilities System Revenue	5.000%	4/1/22	6,015	6,785
University of Illinois Auxiliary Facilities System Revenue	5.000%	4/1/29	2,075	2,341
University of Illinois Auxiliary Facilities System Revenue	5.000%	4/1/30	2,000	2,247
University of Illinois Auxiliary Facilities System Revenue	5.250%	4/1/30	5,000	5,649
University of Illinois Auxiliary Facilities System Revenue	5.000%	4/1/31	2,420	2,690
University of Illinois Auxiliary Facilities System Revenue	5.000%	4/1/33	2,000	2,208
University of Illinois Auxiliary Facilities System Revenue	5.000%	4/1/34	2,000	2,203
Waubonsee IL Community College District No. 516 GO	5.000% 12/15/23		1,715	2,005
Waubonsee IL Community College District No. 516 GO	5.000% 12/15/24		7,950	9,225
Waubonsee IL Community College District No. 516 GO	5.000% 12/15/25		3,405	3,928
Will County IL Community High School District No. 210 (Lincoln-Way) GO	5.000%	1/1/28	8,800	9,831
Will County IL Community High School District No. 210 (Lincoln-Way) GO	5.000%	1/1/30	4,500	4,976
Will County IL Community High School District No. 210 (Lincoln-Way) GO	0.000%	1/1/33	1,250	558
Winnebago & Boone Counties IL Rockford School District No. 205 GO	0.000%	2/1/24	7,980	6,029
Winnebago & Boone Counties IL Rockford School District No. 205 GO	0.000%	2/1/25	4,065	2,933
Winnebago & Boone Counties IL Rockford School District No. 205 GO	0.000%	2/1/26	3,645	2,469
Winnebago & Boone Counties IL Rockford School District No. 205 GO	0.000%	2/1/27	2,000	1,287
				2,729,024
Indiana (1.1%)
Decatur Township IN Multi-School Buildings Corp. Revenue	5.000%	1/15/17 (Prere.)	5,695	6,008
Franklin IN Community Multi-School Building Corp. Revenue	5.000%	7/15/23 (4)	2,480	2,938
Indiana Bond Bank Special Program Gas Revenue	5.250% 10/15/21		145	170
Indiana Finance Authority Facilities Revenue (Miami Correctional Facility - Phase II)	5.000%	7/1/17 (ETM)	3,315	3,558
Indiana Finance Authority Facilities Revenue (Miami Correctional Facility - Phase II)	5.000%	7/1/18 (ETM)	4,085	4,528
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/18	5,000	5,584

Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Indiana Finance Authority Health System Revenue
	(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/20	4,370	4,831
	Indiana Finance Authority Health System Revenue
	(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/23	3,570	3,940
	Indiana Finance Authority Health System Revenue
	(Sisters of St. Francis Health Services Inc. Obligated Group)	5.250%	11/1/24	10,855	12,059
	Indiana Finance Authority Health System Revenue
	(Sisters of St. Francis Health Services Inc. Obligated Group)	5.250%	11/1/25	13,895	15,418
	Indiana Finance Authority Health System Revenue
	(Sisters of St. Francis Health Services Inc. Obligated Group)	5.250%	11/1/26	14,425	16,007
	Indiana Finance Authority Health System Revenue
	(Sisters of St. Francis Health Services Inc. Obligated Group)	5.250%	11/1/27	8,615	9,560
	Indiana Finance Authority Highway Revenue	4.500%	12/1/23 (14)	29,010	30,301
	Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/22	1,295	1,514
	Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/24	2,500	2,907
	Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/25	2,500	2,875
	Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/26	2,500	2,838
	Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/27	2,500	2,823
	Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	12/1/24	1,400	1,704
	Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	12/1/26	1,030	1,229
	Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	12/1/27	1,000	1,186
	Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	12/1/28	2,600	3,067
	Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	12/1/30	1,000	1,155
	Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	12/1/33	3,000	3,380
	Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	12/1/34	18,515	20,808
	Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	12/1/35	19,220	21,534
	Indiana Finance Authority Hospital Revenue (Parkview Health System)	5.000%	5/1/29	3,000	3,363
	Indiana Finance Authority Lease Revenue	5.000%	11/1/17	7,500	8,122
	Indiana Finance Authority Revenue	5.000%	2/1/23	11,000	13,428
	Indiana Finance Authority Revenue	5.000%	2/1/24	10,000	12,291
	Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/21	1,225	1,417
	Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/22	1,000	1,166
	Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/24	2,000	2,275
	Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/25	1,000	1,126
	Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/30	3,250	3,536
	Indiana Finance Authority Revenue (Stadium Project)	5.250%	2/1/27	3,000	3,654
	Indiana Finance Authority Revenue (Stadium Project)	5.250%	2/1/29	5,000	5,973
	Indiana Finance Authority Revenue (Stadium Project)	5.250%	2/1/30	6,000	7,095
	Indiana Finance Authority Revenue (Stadium Project)	5.250%	2/1/31	10,130	11,904
	Indiana Finance Authority Revenue (State Revolving Fund)	5.000%	2/1/32	9,150	10,437
	Indiana Finance Authority Revenue (Trinity Health)	5.000%	12/1/28	6,295	7,100
	Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/24	1,000	1,214
	Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/27	1,000	1,174
	Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/28	2,180	2,538
	Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/29	5,000	5,661
	Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/29	2,295	2,662
	Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/30	5,490	6,186
	Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/31	3,325	3,733
	Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.250%	10/1/31	10,000	11,743
	Indiana Health & Educational Facility Financing Authority Hospital Revenue
	(Clarian Health Obligated Group)	5.000%	2/15/24	2,000	2,026
	Indiana Health & Educational Facility Financing Authority Hospital Revenue
	(Clarian Health Obligated Group)	5.000%	2/15/25	14,000	14,181
	Indiana Health & Educational Facility Financing Authority Hospital Revenue
	(Clarian Health Obligated Group)	5.000%	2/15/26	18,475	18,709
3	Indiana Health & Educational Facility Financing Authority Revenue
	(Ascension Health Credit Group) TOB VRDO	0.020%	11/6/15	5,700	5,700
	Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	1.600%	2/1/17	9,000	9,108
	Indiana Municipal Power Agency Revenue	5.625%	1/1/28	4,640	5,215
	Indiana Municipal Power Agency Revenue	5.750%	1/1/29	2,000	2,253
	Indiana Office Building Commission Facilities Revenue (New Castle Correctional Facility)	5.250%	7/1/19 (14)	2,515	2,883
	Indiana University Student Fee Revenue	5.000%	8/1/16	2,500	2,590
	Indiana University Student Fee Revenue	5.000%	8/1/21	4,500	5,381
	Indiana University Student Fee Revenue	5.000%	8/1/22	6,370	7,721
	Indiana University Student Fee Revenue	5.000%	8/1/23	3,510	4,215
	Indiana University Student Fee Revenue	5.000%	8/1/24	2,175	2,612
	Indiana University Student Fee Revenue	5.000%	8/1/25	2,040	2,443
	Indiana University Student Fee Revenue	5.000%	8/1/26	1,000	1,162
	Indiana University Student Fee Revenue	5.000%	8/1/29	1,000	1,144
	Indiana University Student Fee Revenue	5.000%	8/1/30	1,560	1,778
	Indianapolis IN Gas Utility Revenue	5.000%	8/15/21 (4)	3,530	4,118

108

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Indianapolis IN Gas Utility Revenue	5.000%	8/15/22 (4)	15,655	18,227
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	1/15/19	3,000	3,367
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	1/15/20	1,545	1,776
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	2/1/20	5,000	5,591
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	1/15/21	8,590	9,920
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	1/15/22	7,000	8,062
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	8/1/22	1,425	1,575
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	8/1/23	1,895	2,093
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	8/1/25	2,085	2,305
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	8/1/26	1,985	2,194
Indianapolis IN Local Public Improvement Bond Bank Revenue (Bank-Waterworks Project)	5.500%	1/1/29	10,000	11,303
Indianapolis IN Local Public Improvement Bond Bank Revenue (PILOT Infrastructure Project)	5.000%	1/1/23 (4)	4,285	4,930
Indianapolis IN Local Public Improvement Bond Bank Revenue (PILOT Infrastructure Project)	5.000%	1/1/25 (4)	3,535	4,050
Indianapolis IN Local Public Improvement Bond Bank Revenue
(Qualified Midwestern Disaster Area)	5.500%	2/1/28	4,065	4,729
Indianapolis IN Local Public Improvement Bond Bank Revenue
(Qualified Midwestern Disaster Area)	5.500%	2/1/29	4,370	5,060
Lake Central IN Multi-District School Building Corp. Revenue	5.000%	7/15/25	4,330	5,061
Lake Central IN Multi-District School Building Corp. Revenue	5.000%	7/15/26	4,835	5,597
Whiting IN Environmental Facilities Revenue (BP Products North America Inc. Project)	5.000%	7/1/17	5,000	5,338
				504,137
Iowa (0.3%)
Ames IA Hospital Revenue (Mary Greeley Medical Center)	5.500%	6/15/29	2,000	2,209
Ames IA Hospital Revenue (Mary Greeley Medical Center)	5.625%	6/15/31	2,000	2,207
Iowa Finance Authority Health Facilities Revenue (Iowa Health System)	5.250%	2/15/29 (12)	13,500	14,916
Iowa Finance Authority Health Facilities Revenue (Iowa Health System)	5.250%	8/15/29 (12)	5,500	6,150
Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.000%	12/1/19	6,900	7,331
Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.500%	12/1/22	58,100	61,556
Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.250%	12/1/25	500	546
Iowa Finance Authority Revenue	5.000%	8/1/20	3,000	3,527
Iowa Special Obligation Revenue (Ijobs Program)	5.000%	6/1/27	5,985	6,854
Iowa Special Obligation Revenue (Ijobs Program)	5.000%	6/1/28	6,280	7,192
Iowa Special Obligation Revenue (Prison Infrastructure)	5.000%	6/15/21	1,150	1,331
Iowa Special Obligation Revenue (Prison Infrastructure)	5.000%	6/15/22	2,100	2,440
Iowa Special Obligation Revenue (Prison Infrastructure)	5.000%	6/15/27	4,000	4,584
Iowa Student Loan Liquidity Corp. Revenue	5.000%	12/1/16	8,545	8,920
Iowa Student Loan Liquidity Corp. Revenue	5.250%	12/1/17	5,655	6,113
				135,876
Kansas (0.8%)
Cowley County KS Unified School District GO	4.750%	9/1/18 (Prere.)	3,500	3,834
Cowley County KS Unified School District GO	4.750%	9/1/18 (4)	380	416
Cowley County KS Unified School District GO	4.750%	9/1/26 (4)	3,300	3,615
Kansas Department of Transportation Highway Revenue	5.000%	9/1/20	24,000	28,317
Kansas Department of Transportation Highway Revenue	5.000%	9/1/21	10,000	12,014
Kansas Department of Transportation Highway Revenue	5.000%	9/1/22	7,000	8,532
Kansas Department of Transportation Highway Revenue	5.000%	9/1/25	10,000	12,336
Kansas Department of Transportation Highway Revenue	5.000%	9/1/26	13,300	16,267
Kansas Department of Transportation Highway Revenue	5.000%	9/1/27	14,000	16,994
Kansas Department of Transportation Highway Revenue	5.000%	9/1/28	11,400	13,754
Kansas Department of Transportation Highway Revenue	5.000%	9/1/29	15,525	18,612
Kansas Development Finance Authority Health Facilities Revenue
(Kansas University Health System)	5.375%	3/1/30	1,000	1,120
Kansas Development Finance Authority Health Facilities Revenue
(Kansas University Health System)	5.000%	3/1/31	1,000	1,098
Kansas Development Finance Authority Health Facilities Revenue
(Kansas University Health System)	5.000%	3/1/34	2,000	2,182
Kansas Development Finance Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/15/22		1,500	1,622
Kansas Development Finance Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/15/24		2,800	3,023
Kansas Development Finance Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/15/29		6,000	6,414
Kansas Development Finance Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.500% 11/15/29		10,435	11,898
3 Kansas Development Finance Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group) TOB VRDO	0.160%	11/6/15	8,000	8,000
Kansas Development Finance Authority Revenue	5.000%	5/1/23	10,000	11,986
Kansas Development Finance Authority Revenue	5.000%	5/1/25	10,000	11,833
Kansas Development Finance Authority Revenue	5.000%	5/1/26	13,290	15,587
Kansas Development Finance Authority Revenue	5.000%	5/1/27	23,500	27,334
Kansas Development Finance Authority Revenue	5.000%	5/1/28	7,000	8,107

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kansas Development Finance Authority Revenue	5.000%	4/1/29	7,025	7,993
Kansas Development Finance Authority Revenue	5.000%	4/1/32	13,000	14,607
Kansas Development Finance Authority Revenue	5.000%	4/1/33	15,045	16,873
Kansas Development Finance Authority Revenue	5.000%	4/1/34	5,795	6,483
Kansas Development Finance Authority Revenue
(Kansas Department of Commerce Impact Program)	5.000%	6/1/19	6,730	7,553
Kansas Development Finance Authority Revenue
(Kansas Department of Commerce Impact Program)	5.000%	6/1/20	7,070	8,070
Kansas Development Finance Authority Revenue
(Sisters of Charity of Leavenworth Health System)	5.250%	1/1/25	7,500	8,583
Leavenworth County KS Unified School District GO	4.500%	3/1/18 (12)	1,030	1,120
Leavenworth County KS Unified School District GO	4.500%	3/1/19 (12)	1,000	1,115
Leavenworth County KS Unified School District GO	4.500%	9/1/19 (12)	600	676
Leavenworth County KS Unified School District GO	4.750%	9/1/19 (Prere.)	1,165	1,325
Leavenworth County KS Unified School District GO	4.750%	9/1/19 (Prere.)	1,265	1,439
Leavenworth County KS Unified School District GO	5.000%	9/1/19 (Prere.)	1,060	1,215
Leavenworth County KS Unified School District GO	5.000%	9/1/19 (Prere.)	1,360	1,559
Leavenworth County KS Unified School District GO	4.500%	3/1/20 (12)	1,115	1,245
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/16 (Prere.)	65	68
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/16 (Prere.)	85	88
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/16 (Prere.)	80	83
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/16 (Prere.)	75	78
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/16 (Prere.)	280	291
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/16 (Prere.)	2,485	2,581
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/18	935	971
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/19	1,415	1,468
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/20	1,420	1,473
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/21	1,425	1,478
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/24	4,775	4,946
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/26	1,815	1,877
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	5.000% 11/15/16 (ETM)		1,000	1,049
Wyandotte County/Kansas City KS Unified Government Utility System Revenue	5.000%	9/1/22	750	896
Wyandotte County/Kansas City KS Unified Government Utility System Revenue	5.000%	9/1/23	1,500	1,804
				343,902
Kentucky (0.7%)
2 Ashland KY Medical Center Revenue (King’s Daughters Medical Center Project) PUT	1.760%	2/1/17	11,415	11,429
Carroll County KY Pollution Control Revenue (Kentucky Utilities Co. Project)	0.262%	10/1/32 (2)	10,000	9,250
Kentucky Asset/Liability Commission Agency Fund Revenue (Federal Highway Trust)	5.250%	9/1/18 (14)	5,000	5,581
Kentucky Asset/Liability Commission Agency Fund Revenue (Federal Highway Trust)	5.000%	9/1/21	14,000	16,152
Kentucky Asset/Liability Commission Agency Fund Revenue (Federal Highway Trust)	5.000%	9/1/22	7,000	8,000
Kentucky Economic Development Finance Authority Health System Revenue
(Norton Healthcare Inc. & Affiliates)	0.000%	10/1/25 (14)	12,000	8,508
Kentucky Economic Development Finance Authority Medical Center Revenue
(King’s Daughters Medical Center Project)	5.000%	2/1/18	1,840	1,962
Kentucky Economic Development Finance Authority Medical Center Revenue
(King’s Daughters Medical Center Project)	5.000%	2/1/19	1,475	1,599
Kentucky Economic Development Finance Authority Medical Center Revenue
(King’s Daughters Medical Center Project)	5.000%	2/1/20	2,985	3,267
Kentucky Economic Development Finance Authority Medical Center Revenue
(King’s Daughters Medical Center Project)	5.000%	2/1/21	2,000	2,187
2 Kentucky Economic Development Finance Authority Revenue (Catholic Health Initiatives) PUT	1.028%	2/1/20	40,000	40,102
Kentucky Municipal Power Agency Power System Revenue	5.000%	9/1/27 (14)	4,425	5,110
Kentucky Municipal Power Agency Power System Revenue	5.000%	9/1/28 (14)	3,500	4,001
Kentucky Municipal Power Agency Power System Revenue	5.000%	9/1/29 (14)	4,000	4,549
Kentucky Municipal Power Agency Power System Revenue	5.000%	9/1/30 (14)	2,370	2,674
Kentucky Property & Building Commission Revenue	5.000%	8/1/17	1,600	1,715
Kentucky Property & Building Commission Revenue	5.000%	10/1/17	1,170	1,261
Kentucky Property & Building Commission Revenue	5.000%	11/1/17	8,570	9,273
Kentucky Property & Building Commission Revenue	5.500%	8/1/19 (2)	6,870	7,930
Kentucky Property & Building Commission Revenue	5.000%	10/1/19 (2)	5,000	5,704
Kentucky Property & Building Commission Revenue	5.500%	8/1/20 (2)	4,320	5,089
Kentucky Property & Building Commission Revenue	5.000%	11/1/20	4,500	5,022
Kentucky Property & Building Commission Revenue	5.000%	8/1/21	35,000	40,287
Kentucky Property & Building Commission Revenue	5.250%	2/1/23 (12)	6,215	7,009
Kentucky Property & Building Commission Revenue	5.000%	8/1/23	10,000	11,961
Kentucky Property & Building Commission Revenue	5.000%	11/1/23 (4)	5,120	5,677
Kentucky Property & Building Commission Revenue	5.000%	11/1/24 (4)	5,000	5,544
Kentucky Property & Building Commission Revenue	5.250%	2/1/25 (12)	4,995	5,619
Kentucky Public Transportation Infrastructure Authority Toll Revenue
(Downtown Crossing Project) BAN	0.000%	7/1/20	1,700	1,474
Kentucky Public Transportation Infrastructure Authority Toll Revenue
(Downtown Crossing Project) BAN	0.000%	7/1/23	1,720	1,281

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kentucky Turnpike Authority Economic Development Road Revenue (Revitalization Project)	5.000%	7/1/22	1,000	1,197
Kentucky Turnpike Authority Economic Development Road Revenue (Revitalization Project)	5.000%	7/1/23	9,890	10,908
Kentucky Turnpike Authority Economic Development Road Revenue (Revitalization Project)	5.000%	7/1/24	1,450	1,755
Kentucky Turnpike Authority Economic Development Road Revenue (Revitalization Project)	5.000%	7/1/24	7,065	7,784
Kentucky Turnpike Authority Economic Development Road Revenue (Revitalization Project)	5.000%	7/1/25	7,000	7,705
Kentucky Turnpike Authority Economic Development Road Revenue (Revitalization Project)	5.000%	7/1/29	3,905	4,538
Kentucky Turnpike Authority Economic Development Road Revenue (Revitalization Project)	5.000%	7/1/31	5,210	5,992
Louisville & Jefferson County KY Metropolitan Government Revenue (Catholic Health Initiatives)	5.000%	12/1/25	8,900	10,159
Louisville & Jefferson County KY Metropolitan Government Revenue (Catholic Health Initiatives)	5.000%	12/1/30	14,775	16,260
Louisville & Jefferson County KY Metropolitan Government Revenue (Catholic Health Initiatives)	5.000%	12/1/31	9,000	9,838
Warren County KY Hospital Revenue
(Bowling Green-Warren County Community Hospital Corp. Project)	5.000%	4/1/20	1,180	1,328
Warren County KY Hospital Revenue
(Bowling Green-Warren County Community Hospital Corp. Project)	5.000%	4/1/28	4,000	4,491
				321,172
Louisiana (1.2%)
Bossier City LA Utilities Revenue	5.000%	10/1/29	1,000	1,161
Bossier City LA Utilities Revenue	5.000%	10/1/31	1,000	1,148
Bossier City LA Utilities Revenue	5.000%	10/1/32	1,000	1,144
Bossier City LA Utilities Revenue	5.000%	10/1/33	3,000	3,424
East Baton Rouge Parish LA Sales Tax Revenue	5.000%	8/1/19 (Prere.)	5,165	5,915
Ernest N. Morial - New Orleans LA Exhibition Hall Authority Special Tax Revenue	5.000%	7/15/27	2,800	3,184
Jefferson Parish LA Environmental Facilities & Community Development Authority Revenue	5.000%	4/1/17	1,000	1,060
Jefferson Parish LA Environmental Facilities & Community Development Authority Revenue	5.000%	4/1/18	1,000	1,095
Jefferson Parish LA Environmental Facilities & Community Development Authority Revenue	5.000%	4/1/19	1,030	1,161
Jefferson Parish LA Environmental Facilities & Community Development Authority Revenue	5.000%	4/1/20	1,000	1,119
Jefferson Parish LA Environmental Facilities & Community Development Authority Revenue	5.000%	4/1/21	1,000	1,109
Lafayette LA Communications System Revenue	5.000%	11/1/23 (4)	2,000	2,366
Lafayette LA Communications System Revenue	5.000%	11/1/24 (4)	5,310	6,292
Lafayette LA Communications System Revenue	5.000%	11/1/25 (4)	1,500	1,781
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.000%	6/1/16 (Prere.)	14,470	14,868
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.000%	6/1/16 (Prere.)	20,000	20,550
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.000%	6/1/16 (Prere.)	13,660	14,036
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.000%	6/1/16 (Prere.)	10,000	10,275
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/31	20,665	23,931
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/32	10,000	11,540
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/33	5,905	6,790
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/34	4,000	4,580
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/35	7,095	8,096
2 Louisiana Gasoline & Fuel Tax Revenue PUT	0.685%	5/1/18	31,500	31,501
Louisiana GO	5.000%	5/1/16 (Prere.)	25,210	25,817
Louisiana GO	5.000%	5/1/16 (Prere.)	9,765	10,000
Louisiana GO	5.000%	5/1/16 (Prere.)	26,665	27,307
Louisiana GO	5.000% 11/15/17		10,000	10,873
Louisiana GO	5.000% 11/15/17		17,040	18,528
Louisiana GO	5.000%	8/1/25	7,625	9,208
Louisiana GO	5.000%	12/1/26	7,870	9,429
Louisiana GO	5.000%	5/1/29	14,815	17,356
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue (East Baton Rouge Sewerage Commission Projects)	5.000%	2/1/29	1,525	1,744
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue (East Baton Rouge Sewerage Commission Projects)	5.000%	2/1/31	3,140	3,540
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue (East Baton Rouge Sewerage Commission Projects)	5.000%	2/1/33	3,500	3,916
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue (East Baton Rouge Sewerage Commission Projects)	5.000%	2/1/34	2,550	2,841
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue (LCTCS Facilities Corp. Project)	5.000%	10/1/22	2,790	3,200
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue (LCTCS Facilities Corp. Project)	5.000%	10/1/24	11,000	12,544
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue (LCTCS Facilities Corp. Project)	5.000%	10/1/25	2,000	2,275
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue (Plaquemines Project)	5.000%	9/1/26 (4)	1,700	1,961
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue (Plaquemines Project)	5.000%	9/1/28 (4)	1,875	2,130
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue (Plaquemines Project)	5.000%	9/1/31 (4)	1,420	1,592
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue (Women’s Hospital Foundation Project)	5.625%	10/1/30	15,905	18,129
Louisiana Office Facilities Corp. Lease Revenue (Capitol Complex Project)	5.000%	5/1/17	5,300	5,640

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Louisiana Office Facilities Corp. Lease Revenue (Capitol Complex Project)	5.000%	5/1/19	4,495	5,079
Louisiana Public Facilities Authority Hospital Revenue
(Franciscan Missionaries of Our Lady Health System Project)	5.000%	7/1/31	7,055	7,941
Louisiana Public Facilities Authority Hospital Revenue
(Franciscan Missionaries of Our Lady Health System Project)	5.000%	7/1/32	8,440	9,463
Louisiana Public Facilities Authority Revenue (Loyola University)	5.250%	10/1/29	4,000	4,443
Louisiana Public Facilities Authority Revenue (Loyola University)	5.250%	10/1/30	4,930	5,463
Louisiana Public Facilities Authority Revenue (Loyola University)	5.250%	10/1/31	2,485	2,742
Louisiana Public Facilities Authority Revenue (Nineteenth Judicial District Court Building Project)	5.000%	6/1/36 (4)	2,200	2,383
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.000%	5/15/17 (ETM)	415	444
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.000%	5/15/17	1,105	1,171
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.250%	5/15/17 (Prere.)	4,170	4,471
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.000%	5/15/23	400	462
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.000%	5/15/24	510	590
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.000%	5/15/25	850	981
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.000%	5/15/27	1,000	1,137
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.250%	5/15/27	10,995	11,559
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/24	2,125	2,512
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/25	5,445	6,392
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/26	5,000	5,816
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/27	3,770	4,323
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/28	3,650	4,175
Louisiana State University Revenue	5.000%	7/1/29	3,180	3,660
Louisiana State University Revenue	5.000%	7/1/30	1,000	1,146
Louisiana State University Revenue	5.000%	7/1/32	2,765	3,139
New Orleans LA Aviation Board Revenue	4.500%	1/1/16 (12)	4,535	4,568
New Orleans LA Aviation Board Revenue	4.500%	1/1/16 (12)	1,860	1,874
New Orleans LA Aviation Board Revenue	4.500%	1/1/17 (12)	1,540	1,610
New Orleans LA Aviation Board Revenue	4.500%	1/1/17 (12)	1,955	2,044
New Orleans LA Aviation Board Revenue	5.000%	1/1/18 (12)	2,200	2,392
New Orleans LA Aviation Board Revenue	5.000%	1/1/18 (12)	2,440	2,653
New Orleans LA GO	5.000%	12/1/23	2,250	2,567
New Orleans LA GO	5.000%	12/1/24	2,500	2,827
New Orleans LA GO	5.000%	12/1/25	2,500	2,808
New Orleans LA GO	5.000%	12/1/26 (4)	3,770	4,270
New Orleans LA GO	5.000%	12/1/27 (4)	2,260	2,537
New Orleans LA GO	5.000%	12/1/2 (4)	2,310	2,571
New Orleans LA GO	5.125%	12/1/33 (17)	10,000	10,683
New Orleans LA Water Revenue	5.000%	12/1/23	1,000	1,184
New Orleans LA Water Revenue	5.000%	12/1/24	550	654
New Orleans LA Water Revenue	5.000%	12/1/28	1,200	1,377
New Orleans LA Water Revenue	5.000%	12/1/29	1,000	1,143
New Orleans LA Water Revenue	5.000%	12/1/34	2,600	2,910
St. Charles Parish LA Gulf Opportunity Zone Revenue (Valero Energy Corp.) PUT	4.000%	6/1/22	18,135	19,280
Tobacco Settlement Financing Corp. Louisiana Revenue	5.250%	5/15/31	10,000	11,154
Tobacco Settlement Financing Corp. Louisiana Revenue	5.250%	5/15/32	12,365	13,922
Tobacco Settlement Financing Corp. Louisiana Revenue	5.250%	5/15/33	5,000	5,534
				556,210
Maine (0.1%)
Maine GO	5.000%	6/1/16	3,770	3,877
Maine GO	5.000%	6/1/19	5,000	5,710
Maine Municipal Bond Bank Revenue	5.000%	11/1/25	2,000	2,426
Maine Municipal Bond Bank Revenue	5.000%	11/1/26	2,000	2,399
Maine Municipal Bond Bank Revenue	5.000%	11/1/27	2,215	2,635
Portland ME Airport Revenue	5.000%	1/1/21 (4)	1,000	1,127
Portland ME Airport Revenue	5.000%	1/1/22 (4)	1,000	1,118
Portland ME Airport Revenue	5.000%	1/1/23 (4)	1,000	1,109
Portland ME Airport Revenue	5.000%	1/1/24 (4)	1,610	1,786
Portland ME Airport Revenue	5.000%	1/1/25 (4)	1,000	1,104
Portland ME Airport Revenue	5.000%	1/1/26 (4)	1,720	1,886
Portland ME Airport Revenue	5.000%	1/1/28 (4)	1,200	1,303
Portland ME Airport Revenue	5.000%	1/1/29 (4)	1,265	1,367
				27,847
Maryland (2.9%)
Anne Arundel County MD GO	5.000%	4/1/19	1,885	2,146
Anne Arundel County MD GO	5.000%	4/1/19	1,030	1,173
Anne Arundel County MD GO	5.000%	4/1/20	1,855	2,166
Anne Arundel County MD GO	5.000%	4/1/20	830	969
Anne Arundel County MD GO	5.000%	4/1/20	2,255	2,633
Anne Arundel County MD GO	5.000%	4/1/21	6,395	7,615
Anne Arundel County MD GO	5.000%	4/1/21	1,880	2,239

112

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anne Arundel County MD GO	5.000%	4/1/21	1,135	1,351
Anne Arundel County MD GO	5.000%	4/1/21	2,590	3,084
Baltimore County MD GO	5.000%	8/1/19	3,000	3,447
Baltimore County MD GO	5.000%	2/1/20	1,000	1,164
Baltimore County MD GO	5.000%	8/1/21	2,600	3,119
Baltimore County MD GO	5.000%	8/1/21	5,000	5,999
Baltimore County MD GO	5.000%	8/1/21	6,705	8,044
Baltimore MD Consolidated Public Improvement GO	5.000%	8/1/20	4,050	4,770
Baltimore MD Consolidated Public Improvement GO	5.000%	8/1/21	5,800	6,958
Baltimore MD Project Revenue	5.000%	7/1/26	1,585	1,841
Baltimore MD Project Revenue	5.000%	7/1/26	1,250	1,452
Baltimore MD Project Revenue	5.000%	7/1/27	1,745	2,012
Baltimore MD Project Revenue	5.000%	7/1/28	1,570	1,804
Baltimore MD Project Revenue	5.000%	7/1/28	1,905	2,189
Baltimore MD Project Revenue	5.000%	7/1/29	2,075	2,370
Baltimore MD Project Revenue	5.000%	7/1/30	1,905	2,168
Baltimore MD Project Revenue	5.000%	7/1/30	3,255	3,705
Baltimore MD Project Revenue	5.000%	7/1/31	2,000	2,271
Howard County MD GO	5.000%	8/15/20	14,125	16,650
Howard County MD GO	5.000%	8/15/21	14,440	17,318
Howard County MD GO	5.000%	2/15/22	13,605	16,435
Howard County MD GO	5.000%	8/15/24	4,500	5,337
Maryland Department of Transportation Revenue	5.000%	2/15/19	34,000	38,493
Maryland Department of Transportation Revenue	5.000%	6/1/19	8,155	9,309
Maryland Department of Transportation Revenue	5.000%	2/15/20	41,400	48,122
Maryland Department of Transportation Revenue	5.000%	6/1/20	8,850	10,358
Maryland Department of Transportation Revenue	5.000%	2/15/21	46,790	55,497
Maryland Economic Development Corp. Pollution Control Revenue (Potomac Electric Power Co.)	6.200%	9/1/22	6,000	6,945
Maryland Economic Development Corp. Revenue (Constellation Energy Group, Inc. Project) PUT	2.550%	6/1/20	5,150	5,158
Maryland GO	5.000%	3/1/16	2,900	2,947
Maryland GO	5.000%	8/1/16	10,000	10,359
Maryland GO	5.000%	8/1/16	1,100	1,139
Maryland GO	5.000%	8/1/16	1,010	1,046
Maryland GO	4.000%	8/15/16	3,025	3,115
Maryland GO	5.000%	3/1/17	3,440	3,651
Maryland GO	5.000%	8/1/17	20,000	21,566
Maryland GO	5.000%	3/15/18	20,000	22,047
Maryland GO	4.500%	8/1/18	35,465	39,105
Maryland GO	5.000%	8/1/18	3,000	3,349
Maryland GO	5.000%	3/1/19	5,000	5,679
Maryland GO	5.000%	3/1/19	10,395	11,806
Maryland GO	5.000%	8/1/19	5,000	5,746
Maryland GO	5.000%	8/1/19	5,000	5,746
Maryland GO	5.000%	8/1/19	5,015	5,763
Maryland GO	5.000%	3/1/20	12,450	14,522
Maryland GO	5.000%	3/1/20	14,640	17,076
Maryland GO	5.000%	3/15/20	16,615	19,398
Maryland GO	4.500%	8/1/20	13,550	15,625
Maryland GO	5.000%	8/1/20	5,145	6,059
Maryland GO	5.250%	8/1/20	4,000	4,757
Maryland GO	5.000%	3/1/21	31,755	37,806
Maryland GO	5.000%	3/1/21	13,965	16,626
Maryland GO	5.000%	3/1/21	7,580	9,024
Maryland GO	4.000%	8/1/21	43,490	49,624
Maryland GO	5.000%	8/1/21	16,350	19,616
Maryland GO	5.000%	3/1/22 (Prere.)	7,150	8,601
Maryland GO	5.000%	3/1/22	32,550	39,354
Maryland GO	5.000%	8/1/22	4,500	5,478
Maryland GO	5.000%	8/1/22	29,215	35,563
Maryland GO	5.000%	8/1/22	71,720	87,303
Maryland GO	5.000%	3/1/23	37,360	44,931
Maryland GO	4.000%	8/1/23	24,375	28,148
Maryland GO	5.000%	8/1/23	14,805	18,234
Maryland GO	5.000%	8/1/23	71,995	88,668
Maryland GO	5.000%	8/1/24	3,000	3,739
Maryland GO	4.000%	8/1/26	28,000	31,572
Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	5.000%	7/1/21	800	927
Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	5.000%	7/1/23	900	1,039
2 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	0.679%	5/15/18	10,000	9,986
Maryland Health & Higher Educational Facilities Authority Revenue
(Maryland Institute College of Art)	5.000%	6/1/29	1,000	1,105

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/31	5,580	6,309
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/32	6,630	7,442
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/33	5,000	5,580
Maryland Health & Higher Educational Facilities Authority Revenue (Meritus Medical Center, Inc.)	5.000%	7/1/34	2,600	2,837
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.000%	7/1/16	3,895	4,014
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.000%	7/1/17	3,000	3,212
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.000%	7/1/18	2,500	2,746
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.250%	7/1/19	1,700	1,881
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	4.500%	7/1/20	1,500	1,609
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.250%	7/1/21	2,000	2,202
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	4.750%	7/1/23	900	954
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.500%	7/1/24 (2)	3,800	4,168
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.250%	7/1/28 (2)	9,000	9,813
Maryland Transportation Authority GAN	5.000%	3/1/16	2,500	2,541
Maryland Transportation Authority GAN	5.250%	3/1/16	4,000	4,069
Maryland Transportation Authority GAN	5.250%	3/1/20	8,085	9,143
Montgomery County MD GO	5.000%	7/1/16	1,500	1,548
Montgomery County MD GO	5.000%	7/1/17	3,460	3,719
Montgomery County MD GO	5.000%	7/1/19	8,790	10,078
Montgomery County MD GO	5.000%	11/1/20	11,370	13,464
Montgomery County MD GO	5.000%	7/1/21	2,500	2,995
Montgomery County MD GO	5.000%	7/1/21	2,275	2,725
Montgomery County MD GO	5.000%	11/1/22	25,765	31,482
Montgomery County MD GO	5.000%	11/1/23	18,000	22,237
Montgomery County MD GO	5.000%	11/1/26	8,300	10,220
Prince Georges County MD GO	5.000%	8/1/21	13,745	16,490
Prince Georges County MD GO	5.000%	9/15/21	4,975	5,981
Prince Georges County MD GO	5.000%	9/1/23	10,865	13,395
Prince Georges County MD GO	4.000%	9/1/26	2,000	2,276
Washington MD Suburban Sanitary Commission GO	4.000%	6/1/31	8,185	8,871
Washington MD Suburban Sanitary Commission GO	4.000%	6/1/32	8,515	9,189
Westminster MD Revenue (Lutheran Village at Miller’s Grant)	4.875%	7/1/23	4,720	4,875
				1,292,221
Massachusetts (3.3%)
Boston MA GO	5.000%	4/1/16	3,410	3,480
Boston MA GO	5.000%	8/1/17	5,035	5,432
Boston MA GO	5.000%	4/1/20	6,000	7,018
Boston MA GO	5.000%	2/1/23	4,760	5,690
Massachusetts Bay Transportation Authority Assessment Revenue	5.000%	7/1/19	15,000	17,203
3 Massachusetts Bay Transportation Authority Sales Tax Revenue TOB VRDO	0.110%	11/6/15	40,866	40,866
Massachusetts College Building Authority Revenue	5.000%	5/1/28	1,290	1,484
Massachusetts College Building Authority Revenue	5.125%	5/1/28	1,420	1,584
Massachusetts College Building Authority Revenue	5.000%	5/1/29	2,905	3,346
Massachusetts College Building Authority Revenue	5.250%	5/1/29	2,250	2,521
Massachusetts College Building Authority Revenue	5.000%	5/1/30	4,820	5,523
Massachusetts College Building Authority Revenue	5.000%	5/1/31	6,040	6,894
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/20	2,610	3,012
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/23	14,750	16,682
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/26	13,625	15,374
Massachusetts Development Finance Agency Revenue (Berklee College of Music)	5.000%	10/1/29	3,110	3,474
Massachusetts Development Finance Agency Revenue (Berklee College of Music)	5.000%	10/1/31	1,200	1,331
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/20	1,205	1,358
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/21	1,760	2,016
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/22	2,125	2,414
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/23	2,235	2,508
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/24	1,500	1,681
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/25	1,600	1,785
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/26	1,100	1,224
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/27	1,165	1,293
Massachusetts Development Finance Agency Revenue (Boston College)	5.000%	7/1/29	9,500	10,894
Massachusetts Development Finance Agency Revenue (Draper Laboratory)	5.750%	9/1/18 (Prere.)	6,765	7,690
Massachusetts Development Finance Agency Revenue (Emerson College)	5.500%	1/1/30	15,000	16,809

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency Revenue (Seven Hills Foundation Obligated Group)	5.000%	9/1/23	1,230	1,347
Massachusetts Development Finance Agency Revenue (Seven Hills Foundation Obligated Group)	5.000%	9/1/24	1,310	1,428
Massachusetts Development Finance Agency Revenue (Seven Hills Foundation Obligated Group)	5.000%	9/1/25	2,770	3,019
Massachusetts Development Finance Agency Revenue (Seven Hills Foundation Obligated Group)	5.000%	9/1/32	17,575	18,294
Massachusetts Development Finance Agency Revenue (Simmons College)	5.000%	10/1/23	835	969
Massachusetts Development Finance Agency Revenue (Simmons College)	5.000%	10/1/24	700	816
Massachusetts Development Finance Agency Revenue (Simmons College)	5.000%	10/1/25	800	937
Massachusetts Development Finance Agency Revenue (Tufts Medical Center)	7.250%	1/1/32	10,000	12,052
Massachusetts Development Finance Agency Revenue (UMass Memorial Medical Center)	5.125%	7/1/26	2,690	2,967
Massachusetts Educational Financing Authority Education Loan Revenue	5.500%	1/1/22	3,500	3,961
Massachusetts Federal Highway Revenue	5.000%	6/15/22	10,000	12,125
Massachusetts Federal Highway Revenue	5.000%	6/15/24	20,000	24,631
2 Massachusetts GO	0.300%	2/1/16	41,060	41,065
Massachusetts GO	5.250%	8/1/16	5,615	5,830
2 Massachusetts GO	0.530%	9/1/16	2,000	2,002
Massachusetts GO	5.000%	9/1/16	7,710	8,019
Massachusetts GO	5.500%	11/1/16 (ETM)	50,000	52,599
Massachusetts GO	5.500%	11/1/16 (ETM)	24,500	25,774
Massachusetts GO	5.500%	11/1/16 (ETM)	73,000	76,795
Massachusetts GO	5.000%	8/1/17	24,060	25,920
Massachusetts GO	5.500%	11/1/17 (14)	20,100	22,059
Massachusetts GO	5.500%	11/1/17 (4)	7,000	7,682
Massachusetts GO	5.500%	11/1/17	10,000	10,975
Massachusetts GO	5.500%	8/1/18 (14)	5,000	5,642
Massachusetts GO	5.500%	10/1/18	9,500	10,789
Massachusetts GO	5.000%	7/1/19	3,645	4,173
Massachusetts GO	5.000%	5/1/20	8,355	9,749
Massachusetts GO	5.000%	7/1/20	3,920	4,594
Massachusetts GO	5.500%	10/1/20 (14)	11,065	13,316
Massachusetts GO	5.000%	7/1/21	10,170	12,153
Massachusetts GO	5.250%	8/1/21	20,870	25,262
Massachusetts GO	5.250%	8/1/21 (2)	4,445	5,380
Massachusetts GO	5.000%	8/1/22	14,000	16,957
Massachusetts GO	5.000%	7/1/24	3,705	4,564
Massachusetts GO	5.000%	8/1/24	65,150	80,344
Massachusetts GO	5.000%	7/1/25	5,710	7,104
Massachusetts GO	5.000%	8/1/25	20,000	23,898
Massachusetts GO	0.751%	11/1/25	22,000	21,437
Massachusetts GO	5.000%	4/1/27	18,000	21,060
Massachusetts GO	5.000%	4/1/29	26,675	30,977
Massachusetts GO	5.000%	7/1/29	10,425	12,561
Massachusetts GO	5.000%	7/1/30	12,000	14,346
Massachusetts GO	4.000%	11/1/30	45,000	48,472
Massachusetts GO	5.000%	9/1/31	5,770	6,738
Massachusetts GO	0.120%	12/1/30 (14)	16,050	14,926
Massachusetts GO	0.105%	12/1/30 (14)	5,800	5,394
Massachusetts GO	0.135%	12/1/30 (14)	625	581
Massachusetts GO	0.150%	12/1/30 (14)	8,225	7,649
2 Massachusetts GO PUT	0.310%	8/1/17	49,000	48,869
Massachusetts Health & Educational Facilities Authority Revenue (Boston College)	5.500%	6/1/30	5,000	6,399
Massachusetts Health & Educational Facilities Authority Revenue (Boston Medical Center)	5.000%	7/1/18 (Prere.)	1,890	2,095
Massachusetts Health & Educational Facilities Authority Revenue (Boston Medical Center)	5.000%	7/1/28	15,450	16,247
Massachusetts Health & Educational Facilities Authority Revenue (CareGroup)	5.375%	7/1/18 (Prere.)	3,380	3,784
Massachusetts Health & Educational Facilities Authority Revenue (CareGroup)	5.375%	7/1/18 (Prere.)	5,500	6,157
Massachusetts Health & Educational Facilities Authority Revenue (CareGroup)	5.375%	7/1/18 (Prere.)	3,500	3,918
Massachusetts Health & Educational Facilities Authority Revenue (Harvard University)	6.250%	4/1/20	1,685	2,061
Massachusetts Health & Educational Facilities Authority Revenue (Northeastern University)	5.000%	10/1/20	3,740	4,358
Massachusetts Health & Educational Facilities Authority Revenue (Northeastern University)	5.000%	10/1/25	1,460	1,611
Massachusetts Health & Educational Facilities Authority Revenue (Northeastern University)	5.000%	10/1/26	2,000	2,203
Massachusetts Health & Educational Facilities Authority Revenue (Northeastern University)	5.000%	10/1/28	1,155	1,268
Massachusetts Health & Educational Facilities Authority Revenue (Suffolk University)	6.250%	7/1/30	5,000	5,758
Massachusetts Health & Educational Facilities Authority Revenue (UMass Memorial Medical Center)	5.250%	7/1/25	6,815	6,838
Massachusetts Port Authority Revenue	5.000%	7/1/29	8,345	9,725
Massachusetts Port Authority Revenue	5.000%	7/1/31	3,000	3,490
Massachusetts Port Authority Revenue	5.000%	7/1/32	3,500	4,057
Massachusetts Port Authority Revenue	5.000%	7/1/33	4,005	4,626
Massachusetts Port Authority Revenue	5.000%	7/1/34	1,470	1,690
Massachusetts Port Authority Revenue	5.000%	7/1/35	2,500	2,865
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/24	20,000	24,129
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/27	5,000	5,944
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/28	32,750	38,834

Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	5/15/32	6,400	7,450
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000% 10/15/32		8,010	9,269
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	5/15/33	7,610	8,831
	Massachusetts Special Obligation Dedicated Tax Revenue	5.250%	1/1/19 (14)	5,125	5,798
	Massachusetts Special Obligation Dedicated Tax Revenue	5.500%	1/1/26 (3)	29,860	37,341
	Massachusetts Special Obligation Dedicated Tax Revenue	5.500%	1/1/28 (14)	11,075	13,944
	Massachusetts Water Pollution Abatement Trust Revenue	5.250%	2/1/21	5,955	7,150
	Massachusetts Water Pollution Abatement Trust Revenue	5.000%	8/1/23	6,430	7,914
	Massachusetts Water Pollution Abatement Trust Revenue	5.000%	8/1/24	7,665	9,540
	Massachusetts Water Resources Authority Revenue	6.500%	7/15/19 (ETM)	21,655	23,875
	Massachusetts Water Resources Authority Revenue	5.000%	8/1/19	21,580	24,795
	Massachusetts Water Resources Authority Revenue	5.000%	8/1/28	2,350	2,778
	Massachusetts Water Resources Authority Revenue	5.000%	8/1/30	5,000	5,858
	Massachusetts Water Resources Authority Revenue	5.000%	8/1/30	3,500	4,101
	Massachusetts Water Resources Authority Revenue	5.000%	8/1/31	5,000	5,836
	Massachusetts Water Resources Authority Revenue	5.000%	8/1/31	2,000	2,334
3	Massachusetts Water Resources Authority Revenue TOB VRDO	0.130%	11/6/15 LOC	37,885	37,885
	Metropolitan Boston MA Transit Parking Corp. Revenue	5.000%	7/1/26	3,000	3,471
	Metropolitan Boston MA Transit Parking Corp. Revenue	5.000%	7/1/27	3,440	3,965
	Metropolitan Boston MA Transit Parking Corp. Revenue	5.000%	7/1/28	5,100	5,878
	Metropolitan Boston MA Transit Parking Corp. Revenue	5.000%	7/1/29	11,580	13,293
	Metropolitan Boston MA Transit Parking Corp. Revenue	5.000%	7/1/30	11,000	12,627
	Metropolitan Boston MA Transit Parking Corp. Revenue	5.000%	7/1/31	11,575	13,154
	University of Massachusetts Building Authority Revenue	5.000%	11/1/15 (Prere.)	25,625	25,629
					1,459,560
Michigan (3.2%)
	Birmingham MI City School District GO	4.000%	5/1/24	1,000	1,140
	Birmingham MI City School District GO	4.000%	5/1/25	1,465	1,654
	Dearborn MI School District GO	5.000%	5/1/26	3,755	4,410
	Dearborn MI School District GO	5.000%	5/1/27	3,650	4,276
	Dearborn MI School District GO	5.000%	5/1/28	3,635	4,231
	Dearborn MI School District GO	5.000%	5/1/30	4,000	4,593
	Dearborn MI School District GO	5.000%	5/1/32	3,150	3,586
	Detroit MI GO	5.000%	4/1/16 (12)	533	539
	Detroit MI GO	5.000%	4/1/16 (12)	2,907	2,940
	Detroit MI GO	5.000%	4/1/17 (12)	555	575
	Detroit MI GO	5.000%	4/1/17 (12)	3,025	3,132
	Detroit MI Water & Sewerage Department Sewage Disposal System Revenue	5.000%	7/1/23	7,000	7,865
	Detroit MI Water & Sewerage Department Sewage Disposal System Revenue	5.000%	7/1/32	14,000	14,913
	Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/19 (4)	1,300	1,430
	Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/20 (4)	1,500	1,667
	Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/21 (4)	1,100	1,229
	Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/22 (4)	1,000	1,122
	Jackson County MI Hospital Finance Authority Hospital Revenue (Allegiance Health)	5.000%	6/1/17	2,420	2,560
	Kalamazoo MI Hospital Financing Authority Hospital Revenue (Bronson Methodist Hospital)	5.000%	5/15/30	18,370	20,098
	Karegnondi Water Authority Michigan Water Supply System Revenue (Karegnondi Water Pipeline)	5.000%	11/1/22	1,000	1,176
	Karegnondi Water Authority Michigan Water Supply System Revenue (Karegnondi Water Pipeline)	5.000%	11/1/23	1,000	1,183
	Karegnondi Water Authority Michigan Water Supply System Revenue (Karegnondi Water Pipeline)	5.000%	11/1/25	3,250	3,731
	Karegnondi Water Authority Michigan Water Supply System Revenue (Karegnondi Water Pipeline)	5.250%	11/1/29	5,325	6,107
	Karegnondi Water Authority Michigan Water Supply System Revenue (Karegnondi Water Pipeline)	5.250%	11/1/30	1,750	1,995
	Karegnondi Water Authority Michigan Water Supply System Revenue (Karegnondi Water Pipeline)	5.250%	11/1/31	4,750	5,400
	Karegnondi Water Authority Michigan Water Supply System Revenue (Karegnondi Water Pipeline)	5.250%	11/1/32	5,000	5,670
	Karegnondi Water Authority Michigan Water Supply System Revenue (Karegnondi Water Pipeline)	5.250%	11/1/34	1,500	1,687
	Karegnondi Water Authority Michigan Water Supply System Revenue (Karegnondi Water Pipeline)	5.250%	11/1/35	8,730	9,788
	Michigan Building Authority Revenue	5.000% 10/15/18		12,575	14,055
	Michigan Building Authority Revenue	5.000% 10/15/19		8,315	9,544
	Michigan Building Authority Revenue	5.000% 10/15/24		2,500	2,881
	Michigan Building Authority Revenue	5.000% 10/15/24		3,000	3,457
	Michigan Building Authority Revenue	5.000%	4/15/25	5,250	6,380
	Michigan Building Authority Revenue	5.000% 10/15/25		5,920	6,803
	Michigan Building Authority Revenue	5.000%	4/15/26	6,500	7,836
	Michigan Building Authority Revenue	5.000%	4/15/28	8,000	9,418
	Michigan Building Authority Revenue	5.000%	4/15/29	26,550	30,942
	Michigan Building Authority Revenue	5.000% 10/15/29		9,625	11,030
	Michigan Building Authority Revenue	5.000%	4/15/30	15,000	17,328
	Michigan Building Authority Revenue	5.000%	4/15/31	4,040	4,637
	Michigan Building Authority Revenue	5.000% 10/15/31		10,415	11,955
	Michigan Building Authority Revenue	5.000%	4/15/32	27,185	31,105
	Michigan Building Authority Revenue	5.000% 10/15/32		4,660	5,332
	Michigan Building Authority Revenue	5.000%	4/15/35	13,405	15,180
	Michigan Finance Authority Revenue	5.000%	10/1/23	2,000	2,338

116

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Michigan Finance Authority Revenue	5.000%	10/1/24	2,010	2,357
Michigan Finance Authority Revenue	5.000%	10/1/26	3,300	3,855
Michigan Finance Authority Revenue	5.000%	10/1/27	3,375	3,905
Michigan Finance Authority Revenue	5.000%	10/1/29	4,350	4,964
Michigan Finance Authority Revenue	5.000%	10/1/30	5,240	5,941
Michigan Finance Authority Revenue	5.000%	10/1/32	2,500	2,808
Michigan Finance Authority Revenue (Beaumont Health Obligated Group)	5.000%	8/1/24	7,000	8,327
Michigan Finance Authority Revenue (Beaumont Health Obligated Group)	5.000%	8/1/25	3,000	3,542
Michigan Finance Authority Revenue (Beaumont Health Obligated Group)	5.000%	8/1/28	6,500	7,485
Michigan Finance Authority Revenue (Beaumont Health Obligated Group)	5.000%	8/1/30	11,000	12,492
Michigan Finance Authority Revenue (Beaumont Health Obligated Group)	5.000%	8/1/32	13,570	15,212
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/22 (4)	20,000	23,114
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/22 (14)	1,210	1,385
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/23 (4)	19,000	22,045
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/24 (4)	15,000	17,530
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/24 (14)	1,840	2,125
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/26 (4)	8,500	9,782
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/27 (4)	10,000	11,418
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/28 (4)	7,000	7,944
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/29	16,500	18,116
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/30	15,000	16,399
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/31	10,000	10,894
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/32	7,500	8,113
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/33	20,250	21,828
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/23	1,000	1,187
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/24	1,000	1,194
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/25	1,500	1,788
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/26	1,000	1,179
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/27	800	934
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/28	1,000	1,157
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/29	1,000	1,148
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/30	2,580	2,937
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/31	2,655	3,006
2 Michigan Finance Authority Revenue (McLaren Health Care Corp.) PUT	0.730% 10/15/18		49,570	49,643
2 Michigan Finance Authority Revenue (McLaren Health Care Corp.) PUT	0.880% 10/15/20		25,000	24,962
Michigan Finance Authority Revenue (MidMichigan Obligated Group)	5.000%	6/1/28	1,310	1,485
Michigan Finance Authority Revenue (MidMichigan Obligated Group)	5.000%	6/1/29	2,000	2,245
Michigan Finance Authority Revenue (MidMichigan Obligated Group)	5.000%	6/1/30	3,000	3,350
Michigan Finance Authority Revenue (MidMichigan Obligated Group)	5.000%	6/1/31	5,000	5,556
Michigan Finance Authority Revenue (MidMichigan Obligated Group)	5.000%	6/1/32	5,000	5,536
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000% 11/15/23		830	957
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000% 11/15/24		425	486
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000% 11/15/24		1,300	1,540
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000% 11/15/25		1,190	1,351
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000% 11/15/25		1,560	1,837
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000% 11/15/26		400	449
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/32	1,500	1,717
Michigan Finance Authority Revenue (Trinity Health Credit Group)	5.000%	12/1/24	4,750	5,794
Michigan Finance Authority Revenue (Trinity Health Credit Group)	5.000%	12/1/25	3,500	4,264
Michigan Finance Authority Revenue (Trinity Health Credit Group)	5.000%	12/1/30	12,500	14,159
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/17	65,000	69,868
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/18	50,500	56,261
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/19	39,000	44,713
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	1/1/22	7,735	8,427
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/22	8,500	8,769
Michigan GO	5.000%	5/1/17	33,880	36,151
Michigan GO	5.250%	9/15/25 (4)	10,810	11,699
Michigan GO	5.000%	12/1/25	7,835	9,702
Michigan GO	5.250%	9/15/26 (4)	12,805	13,843
Michigan GO	5.000%	12/1/26	2,285	2,811
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group)	5.000% 11/15/32		18,470	21,300
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group)	5.000% 11/15/33		16,910	19,399
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) PUT	1.500%	3/15/17	45,000	45,505
Michigan Hospital Finance Authority Revenue (Henry Ford Health System)	5.250% 11/15/24		5,000	5,611
Michigan Hospital Finance Authority Revenue (Henry Ford Health System)	5.625% 11/15/29		15,775	18,057
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	5.000%	6/1/27	2,000	2,286
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	5.000%	6/1/28	2,600	2,952
Michigan Hospital Finance Authority Revenue (MidMichigan Obligated Group)	5.125%	6/1/19 (ETM)	2,500	2,706
Michigan Hospital Finance Authority Revenue (MidMichigan Obligated Group)	5.625%	6/1/19 (Prere.)	5,000	5,814
Michigan Hospital Finance Authority Revenue (MidMichigan Obligated Group)	6.000%	6/1/19 (Prere.)	4,000	4,704
Michigan Hospital Finance Authority Revenue (Trinity Health)	5.000%	12/1/27	8,000	9,074

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Michigan Hospital Finance Authority Revenue (Trinity Health) PUT	6.000%	12/1/17	3,950	4,375
Michigan Housing Development Authority Single Family Mortgage Revenue VRDO	0.050%	11/6/15	27,600	27,600
Michigan Municipal Bond Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/22	4,000	4,676
Michigan Strategic Fund Limited Obligation Revenue (Detroit Edison Co. Project) PUT	2.125%	9/1/16	9,350	9,437
Michigan Strategic Fund Limited Obligation Revenue
(Facility for Rare Isotope Beams Project at Michigan State University)	5.000%	3/1/23	1,250	1,501
Michigan Strategic Fund Limited Obligation Revenue
(Facility for Rare Isotope Beams Project at Michigan State University)	5.000%	3/1/24	1,500	1,810
Michigan Strategic Fund Limited Obligation Revenue
(Facility for Rare Isotope Beams Project at Michigan State University)	5.000%	3/1/25	1,250	1,494
Michigan Strategic Fund Limited Obligation Revenue
(Facility for Rare Isotope Beams Project at Michigan State University)	5.000%	3/1/26	2,000	2,361
Michigan Strategic Fund Limited Obligation Revenue
(Facility for Rare Isotope Beams Project at Michigan State University)	5.000%	3/1/27	1,700	1,977
Michigan Strategic Fund Limited Obligation Revenue
(Facility for Rare Isotope Beams Project at Michigan State University)	5.000%	3/1/28	1,250	1,445
Michigan Strategic Fund Limited Obligation Revenue
(Facility for Rare Isotope Beams Project at Michigan State University)	5.000%	3/1/29	2,500	2,868
Michigan Strategic Fund Limited Obligation Revenue (Senate Offices Project)	5.000% 10/15/30		1,480	1,683
Michigan Strategic Fund Limited Obligation Revenue (Senate Offices Project)	5.000% 10/15/34		2,170	2,430
Michigan Strategic Fund Limited Obligation Revenue (Senate Offices Project)	5.000% 10/15/35		1,370	1,524
Michigan Trunk Line Revenue	5.000% 11/15/22		7,000	8,501
Monroe County MI Economic Development Corp. Revenue (Detroit Edison Co. Project)	6.950%	9/1/22 (14)	27,000	35,230
Royal Oak MI Hospital Finance Authority Hospital Revenue (William Beaumont Hospital)	8.000%	9/1/18 (Prere.)	13,900	16,651
Royal Oak MI Hospital Finance Authority Hospital Revenue (William Beaumont Hospital)	5.500%	8/1/19 (ETM)	20,000	23,271
Royal Oak MI Hospital Finance Authority Hospital Revenue (William Beaumont Hospital)	6.375%	8/1/19 (Prere.)	25,000	29,862
Royal Oak MI Hospital Finance Authority Hospital Revenue (William Beaumont Hospital)	5.000%	9/1/22	2,500	2,919
Royal Oak MI Hospital Finance Authority Hospital Revenue (William Beaumont Hospital)	5.000%	9/1/23	2,000	2,348
Royal Oak MI Hospital Finance Authority Hospital Revenue (William Beaumont Hospital)	5.000%	9/1/26	2,225	2,550
Saginaw MI Hospital Finance Authority Hospital Revenue (Covenant Medical Center Inc.)	5.000%	7/1/18	2,195	2,369
Saginaw MI Hospital Finance Authority Hospital Revenue (Covenant Medical Center Inc.)	5.000%	7/1/19	2,300	2,528
Saginaw MI Hospital Finance Authority Hospital Revenue (Covenant Medical Center Inc.)	5.000%	7/1/30	10,000	10,993
University of Michigan Revenue	5.000%	4/1/17	30,000	31,945
2 University of Michigan Revenue PUT	0.440%	4/2/18	25,000	24,807
University of Michigan Revenue VRDO	0.010%	11/6/15	5,830	5,830
Wayne County MI Airport Authority Revenue	5.000%	12/1/29	1,525	1,733
Wayne County MI Airport Authority Revenue	5.000%	12/1/31	2,300	2,574
Wayne County MI Airport Authority Revenue	5.000%	12/1/32	2,870	3,189
Wayne County MI Airport Authority Revenue	5.000%	12/1/33	10,165	11,269
Wayne County MI Airport Authority Revenue	5.000%	12/1/34	3,390	3,746
Wayne County MI Airport Authority Revenue	5.000%	12/1/34	2,600	2,873
Wayne County MI Airport Authority Revenue	5.000%	12/1/35	3,870	4,263
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/16	5,000	5,241
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	4.500%	12/1/25 (14)	8,050	8,536
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/27	5,655	6,374
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/28	5,935	6,634
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/29	3,895	4,344
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/30	6,540	7,255
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/31	6,370	7,049
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/32	4,300	4,747
				1,434,824
Minnesota (1.2%)
Metropolitan Council (Minneapolis-St. Paul Metropolitan Area) Minnesota GO	5.000%	3/1/18	4,500	4,954
Metropolitan Council (Minneapolis-St. Paul Metropolitan Area) Minnesota GO	5.000%	3/1/19	4,200	4,773
Metropolitan Council (Minneapolis-St. Paul Metropolitan Area) Minnesota GO	5.000%	3/1/19	1,500	1,705
Metropolitan Council (Minneapolis-St. Paul Metropolitan Area) Minnesota GO	5.000%	3/1/20	4,500	5,249
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000% 11/15/17		1,785	1,939
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000% 11/15/18		2,190	2,444
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000% 11/15/20		1,585	1,776
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000% 11/15/20		1,805	2,043
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000% 11/15/21		2,205	2,465
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000% 11/15/21		3,925	4,407
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000% 11/15/22		2,425	2,705
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.250% 11/15/29		7,000	7,877

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Minneapolis & St. Paul MN Metropolitan Airports Commission Revenue	5.000%	1/1/28	4,000	4,667
Minneapolis & St. Paul MN Metropolitan Airports Commission Revenue	5.000%	1/1/29	2,280	2,639
Minneapolis & St. Paul MN Metropolitan Airports Commission Revenue	5.000%	1/1/30	2,500	2,873
Minneapolis & St. Paul MN Metropolitan Airports Commission Revenue	5.000%	1/1/31	2,500	2,856
Minneapolis MN Health Care System Revenue (Fairview Health Services)	6.000% 11/15/18 (ETM)		15,000	16,345
Minneapolis MN Health Care System Revenue (Fairview Health Services)	6.625% 11/15/18 (Prere.)		15,500	18,119
Minneapolis MN Special School District No. 1 COP	5.000%	2/1/22	6,805	8,115
Minneapolis MN Special School District No. 1 COP	5.000%	2/1/23	7,550	9,119
Minneapolis MN Special School District No. 1 COP	5.000%	2/1/24	8,215	9,781
Minneapolis MN Special School District No. 1 COP	5.000%	2/1/25	5,050	5,968
Minneapolis MN Special School District No. 1 COP	5.000%	2/1/26	7,000	8,197
Minneapolis MN Special School District No. 1 COP	5.000%	2/1/27	10,085	11,687
Minneapolis MN Special School District No. 1 COP	5.000%	2/1/28	10,590	12,226
Minnesota COP	5.000%	6/1/16 (Prere.)	1,945	1,999
Minnesota COP	5.000%	6/1/16 (Prere.)	1,790	1,840
Minnesota COP	5.000%	6/1/16 (Prere.)	2,140	2,199
Minnesota COP	5.000%	6/1/17	7,745	7,948
Minnesota COP	5.000%	6/1/18	7,135	7,335
Minnesota COP	5.000%	6/1/19	8,540	8,779
Minnesota COP	5.000%	6/1/28	3,225	3,824
Minnesota COP	5.000%	6/1/29	3,385	3,981
Minnesota COP	5.000%	6/1/30	3,405	3,979
Minnesota COP	5.000%	6/1/32	3,670	4,249
Minnesota COP	5.000%	6/1/33	3,615	4,170
Minnesota COP	5.000%	6/1/34	3,820	4,388
Minnesota General Fund Revenue	5.000%	3/1/24	7,500	8,934
Minnesota General Fund Revenue	5.000%	3/1/25	6,000	7,107
Minnesota GO	5.000%	11/1/15	19,775	19,778
Minnesota GO	5.000%	12/1/15	8,150	8,184
Minnesota GO	5.000%	12/1/16	5,145	5,407
Minnesota GO	5.000%	8/1/17	1,000	1,078
Minnesota GO	5.000%	8/1/18	3,895	4,347
Minnesota GO	5.000%	8/1/21	6,000	7,191
Minnesota GO	5.000%	10/1/21 (Prere.)	155	186
Minnesota GO	5.000%	8/1/22	20,500	24,925
Minnesota GO	5.000%	8/1/24	15,500	19,269
Minnesota GO	5.000%	8/1/24	1,350	1,678
Minnesota GO	5.000%	8/1/24	12,355	15,359
Minnesota GO	5.000%	10/1/24	9,845	11,711
Minnesota GO	5.000%	8/1/25	13,500	16,946
Minnesota GO	5.000%	8/1/26	35,060	43,630
Minnesota Office of Higher Education Revenue (Supplemental Student Loan Program)	5.000%	11/1/16	1,120	1,168
Minnesota Office of Higher Education Revenue (Supplemental Student Loan Program)	5.000%	11/1/18	4,305	4,762
Minnesota Public Facilities Authority Revenue (State Revolving Fund)	5.000%	3/1/21	5,000	5,835
Osseo MN Independent School District No. 279 GO	5.000%	2/1/20	7,410	8,588
Rochester MN Health Care Facilities Revenue (Mayo Clinic) PUT	4.000% 11/15/18		11,500	12,552
Southern Minnesota Municipal Power Agency Power Supply System Revenue	5.250%	1/1/19 (Prere.)	2,000	2,270
St. Cloud MN Health Care Revenue (CentraCare Health System)	5.000%	5/1/23	2,000	2,378
St. Cloud MN Health Care Revenue (CentraCare Health System)	5.000%	5/1/24	1,500	1,792
St. Louis Park MN Health Care Facilities Revenue (Park Nicollet Health Services)	5.500%	7/1/16 (ETM)	11,775	12,181
St. Louis Park MN Health Care Facilities Revenue (Park Nicollet Health Services)	5.500%	7/1/18 (Prere.)	21,700	24,370
St. Louis Park MN Health Care Facilities Revenue (Park Nicollet Health Services)	5.625%	7/1/18 (Prere.)	6,000	6,758
University of Minnesota Revenue	5.000%	12/1/15	16,235	16,304
University of Minnesota Revenue	5.000%	8/1/19	1,150	1,317
University of Minnesota Revenue	5.000%	4/1/22	500	561
University of Minnesota Revenue	5.000%	8/1/22	1,585	1,867
University of Minnesota Revenue	5.000%	8/1/23	2,500	2,938
University of Minnesota Revenue	5.000%	8/1/24	4,515	5,290
				516,281
Mississippi (0.3%)
4 Jackson MS Public School District GO	5.000%	4/1/23	1,500	1,775
4 Jackson MS Public School District GO	5.000%	4/1/24	3,000	3,572
4 Jackson MS Public School District GO	5.000%	4/1/25	5,285	6,330
4 Jackson MS Public School District GO	5.000%	4/1/26	5,000	6,008
4 Jackson MS Public School District GO	5.000%	4/1/27	4,500	5,342
Mississippi Development Bank Special Obligation Revenue (Capital City Convention Center Project)	5.000%	3/1/23	1,000	1,202
Mississippi Development Bank Special Obligation Revenue (Capital City Convention Center Project)	5.000%	3/1/24	1,625	1,962
Mississippi Development Bank Special Obligation Revenue (Harrison County Highway Project)	5.000%	1/1/24	2,500	3,011
Mississippi Development Bank Special Obligation Revenue (Madison County Highway Project)	5.000%	1/1/24	2,500	3,010
Mississippi GO	5.500%	12/1/16	3,435	3,628
Mississippi GO	5.000%	12/1/17 (Prere.)	10,000	10,907

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Mississippi GO	5.000%	12/1/17 (Prere.)	16,890	18,422
Mississippi GO	5.000%	10/1/30	12,035	13,766
Mississippi GO	5.000%	10/1/31	11,735	13,619
Mississippi GO	5.000%	12/1/31	11,250	13,021
Mississippi GO	5.000%	12/1/32	7,000	8,069
Mississippi Hospital Equipment & Facilities Authority Revenue (North Mississippi Health Services)	5.000%	10/1/17	2,500	2,697
University of Southern Mississippi S.M. Educational Building Corp. Revenue
(Athletics Facilities Improvements Project)	5.000%	3/1/17 (Prere.)	10,000	10,602
				126,943
Missouri (0.9%)
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Mass
Transit Sales Tax Revenue	5.000%	10/1/33	7,500	8,587
Cape Girardeau County MO Industrial Development Authority of the Health Facilities Revenue
(St. Francis Medical Center)	5.000%	6/1/26	1,000	1,133
Cape Girardeau County MO Industrial Development Authority of the Health Facilities Revenue
(St. Francis Medical Center)	5.000%	6/1/27	1,850	2,084
Curators of the University of Missouri System Facilities Revenue	5.000%	11/1/26	1,830	2,138
Curators of the University of Missouri System Facilities Revenue	5.000%	11/1/27	1,000	1,161
Curators of the University of Missouri System Facilities Revenue	4.000%	11/1/30	3,000	3,262
Curators of the University of Missouri System Facilities Revenue	4.000%	11/1/31	6,415	6,928
Jackson County MO Special Obligation Revenue (Truman Sports Complex Project)	5.000%	12/1/20	5,000	5,880
Jackson County MO Special Obligation Revenue (Truman Sports Complex Project)	5.000%	12/1/25	6,000	7,238
Jackson County MO Special Obligation Revenue (Truman Sports Complex Project)	5.000%	12/1/26	5,000	5,961
Jackson County MO Special Obligation Revenue (Truman Sports Complex Project)	5.000%	12/1/27	12,745	15,030
Jackson County MO Special Obligation Revenue (Truman Sports Complex Project)	5.000%	12/1/29	13,625	15,872
Jackson County MO Special Obligation Revenue (Truman Sports Complex Project)	5.000%	12/1/30	13,675	15,848
Jackson County MO Special Obligation Revenue (Truman Sports Complex Project)	5.000%	12/1/31	5,535	6,381
Kansas City MO Special Obligation Revenue (Performing Arts Center Garage Project)	0.000%	2/1/18	3,000	2,886
Kansas City MO Special Obligation Revenue (Performing Arts Center Garage Project)	0.000%	2/1/19	7,615	7,121
Missouri Development Finance Board Cultural Facilities Revenue
(Nelson Gallery Foundation) VRDO	0.010%	11/2/15	3,200	3,200
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(BJC Health System) VRDO	0.010%	11/6/15	1,170	1,170
Missouri Health & Educational Facilities Authority Health Facilities Revenue (Cox Health)	5.000% 11/15/26		2,045	2,356
Missouri Health & Educational Facilities Authority Health Facilities Revenue (Cox Health)	5.000% 11/15/28		1,000	1,134
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/21	2,845	3,233
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/22	3,490	3,983
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/23	3,690	4,155
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/24	3,320	3,700
Missouri Health & Educational Facilities Authority Health Facilities Revenue (SSM Health System)	5.000%	6/1/19	2,420	2,736
Missouri Health & Educational Facilities Authority Health Facilities Revenue (SSM Health System)	5.000%	6/1/22	5,270	6,051
Missouri Health & Educational Facilities Authority Health Facilities Revenue (SSM Health System)	5.000%	6/1/26	3,000	3,553
Missouri Health & Educational Facilities Authority Health Facilities Revenue (SSM Health System)	5.000%	6/1/27	4,000	4,682
Missouri Health & Educational Facilities Authority Health Facilities Revenue (SSM Health System)	5.000%	6/1/28	3,500	4,051
Missouri Health & Educational Facilities Authority Health Facilities Revenue (SSM Health System)	5.000%	6/1/29	4,000	4,602
Missouri Health & Educational Facilities Authority Health Facilities Revenue (SSM Health System)	5.000%	6/1/30	4,000	4,572
Missouri Health & Educational Facilities Authority Health Facilities Revenue (SSM Health System)	5.000%	6/1/31	3,000	3,419
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(St. Luke’s Health System)	5.000% 11/15/20		3,975	4,592
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(St. Luke’s Health System)	5.250% 11/15/25		8,000	9,184
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(St. Luke’s Health System)	5.000% 11/15/30		5,000	5,554
Missouri Health & Educational Facilities Authority Revenue (Children’s Mercy Hospital)	5.250%	5/15/29	19,230	21,149
Missouri Health & Educational Facilities Authority Revenue (Mercy Health)	5.000% 11/15/34		30,000	33,290
Missouri Health & Educational Facilities Authority Revenue (Mercy Health) VRDO	0.429%	6/1/31 (2)	7,800	7,049
Missouri Health & Educational Facilities Authority Revenue (Mercy Health) VRDO	0.431%	6/1/31 (2)	1,000	904
Missouri Health & Educational Facilities Authority Revenue (Washington University)	5.000% 11/15/30		15,000	17,291
3 Missouri Health & Educational Facilities Authority Revenue (Washington University) TOB VRDO	0.020%	11/6/15	8,915	8,915
Missouri Highways & Transportation Commission Road Revenue	5.000%	2/1/19	2,000	2,267
Missouri Highways & Transportation Commission Road Revenue	5.000%	5/1/22	5,000	6,069
Missouri Highways & Transportation Commission Road Revenue	5.000%	5/1/24	15,000	18,640
Missouri Joint Municipal Electric Utility Commission Power Project Revenue	5.000%	1/1/24	2,800	3,330
Missouri Joint Municipal Electric Utility Commission Power Project Revenue	5.000%	1/1/26	4,570	5,414
Missouri Joint Municipal Electric Utility Commission Power Project Revenue	5.000%	1/1/27	3,250	3,807
Missouri Joint Municipal Electric Utility Commission Power Project Revenue	5.000%	1/1/28	2,250	2,610
Missouri Joint Municipal Electric Utility Commission Power Project Revenue	5.000%	1/1/29	5,000	5,749

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Missouri Joint Municipal Electric Utility Commission Power Project Revenue	5.000%	1/1/30	6,455	7,361
Missouri Joint Municipal Electric Utility Commission Power Project Revenue	5.000%	1/1/31	10,000	11,344
4 Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Iatan 2 Project)	5.000%	12/1/34	10,500	11,817
4 Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Iatan 2 Project)	5.000%	12/1/35	8,000	8,990
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	1/1/17 (Prere.)	12,225	12,880
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	1/1/17 (Prere.)	15,730	16,573
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	6/1/24	3,000	3,588
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	12/1/24	2,785	3,349
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	6/1/25	1,600	1,924
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	12/1/25	2,270	2,729
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	12/1/29	3,500	4,054
St. Louis County MO Parkway C-2 School District GO	5.000%	3/1/24	2,500	3,094
St. Louis MO Airport Revenue (Lambert-St. Louis International Airport)	6.125%	7/1/24	6,000	6,892
				414,516
Montana (0.0%)
Forsyth MT Pollution Control Revenue (Puget Sound Energy Project)	3.900%	3/1/31	2,925	2,993

Nebraska (0.6%)
Central Plains Energy Project Nebraska Gas Project Revenue (Project No. 3)	5.000%	9/1/27	9,330	10,390
Central Plains Energy Project Nebraska Gas Supply Revenue PUT	5.000%	12/1/19	150,000	170,859
Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
(Nebraska Methodist Health System)	5.000%	11/1/23	1,910	2,216
Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
(Nebraska Methodist Health System)	5.000%	11/1/24	1,400	1,625
Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
(Nebraska Methodist Health System)	5.000%	11/1/25	2,005	2,329
Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
(Nebraska Methodist Health System)	5.000%	11/1/26	1,160	1,331
Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
(Nebraska Methodist Health System)	5.000%	11/1/27	1,760	2,007
Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
(Nebraska Methodist Health System)	5.000%	11/1/28	1,250	1,416
Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
(Nebraska Methodist Health System)	5.000%	11/1/29	1,895	2,131
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	4.000%	11/1/21	1,000	1,095
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	4.000%	11/1/22	860	930
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	5.000%	11/1/24	1,320	1,496
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	5.000%	11/1/25	1,000	1,127
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	5.000%	11/1/32	5,000	5,474
Lincoln NE Electric System Revenue	5.000%	9/1/25	3,000	3,590
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.000%	4/1/26	3,065	3,507
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.000%	4/1/29	2,125	2,382
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.000%	4/1/31	2,500	2,779
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.000%	4/1/32	2,800	3,104
Nebraska Public Power District Revenue	5.000%	1/1/16	1,000	1,008
Nebraska Public Power District Revenue	5.000%	1/1/18 (Prere.)	8,000	8,734
Nebraska Public Power District Revenue	5.000%	1/1/24	1,900	2,216
Nebraska Public Power District Revenue	5.000%	1/1/30	1,000	1,123
Nebraska Public Power District Revenue	5.000%	1/1/30	2,000	2,245
Nebraska Public Power District Revenue	5.000%	1/1/31	1,920	2,148
Nebraska Public Power District Revenue	5.000%	1/1/31	1,250	1,399
Nebraska Public Power District Revenue	5.000%	1/1/31	2,000	2,238
Nebraska Public Power District Revenue	5.000%	1/1/32	2,095	2,338
Nebraska Public Power District Revenue	5.000%	1/1/32	1,470	1,641
Nebraska Public Power District Revenue	5.000%	1/1/33	2,325	2,589
Nebraska Public Power District Revenue	5.000%	1/1/33	1,250	1,392
Nebraska Public Power District Revenue	5.000%	1/1/33	5,000	5,568
Nebraska Public Power District Revenue	5.000%	1/1/34	1,500	1,666
3 Omaha NE Public Power District Separate Electric Revenue TOB VRDO	0.220%	11/6/15	9,510	9,510
University of Nebraska Student Fee Revenue	5.000%	7/1/22	4,000	4,795
University of Nebraska Student Fee Revenue	5.000%	7/1/24	1,645	1,964
				272,362
Nevada (1.0%)
Carson City NV Hospital Revenue (Carson Tahoe Regional Medical Center)	5.000%	9/1/21	2,330	2,646
Carson City NV Hospital Revenue (Carson Tahoe Regional Medical Center)	5.000%	9/1/27	3,500	3,846
Clark County NV Airport Improvement Revenue	5.000%	7/1/21	2,000	2,278

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Clark County NV Airport Improvement Revenue	5.000%	7/1/30	15,000	16,740
Clark County NV GO	5.000%	7/1/19	9,000	10,276
Clark County NV GO	5.000%	7/1/21	6,075	7,214
Clark County NV GO	5.000%	7/1/33	16,915	19,094
4 Clark County NV Highway Improvement Motor Vehicle Fuel Tax Revenue	5.000%	7/1/18	885	981
4 Clark County NV Highway Improvement Motor Vehicle Fuel Tax Revenue	5.000%	7/1/19	1,000	1,142
4 Clark County NV Highway Improvement Motor Vehicle Fuel Tax Revenue	5.000%	7/1/20	1,500	1,751
4 Clark County NV Highway Improvement Motor Vehicle Fuel Tax Revenue	5.000%	7/1/21	2,810	3,328
Clark County NV Passenger Facility Charge Revenue (Las Vegas McCarran International Airport)	5.000%	7/1/16	5,575	5,750
Clark County NV Passenger Facility Charge Revenue (Las Vegas McCarran International Airport)	5.000%	7/1/30	15,000	16,766
Clark County NV School District GO	5.000%	6/15/20	14,335	15,556
Clark County NV School District GO	5.000%	6/15/21	8,980	9,731
Clark County NV School District GO	5.000%	6/15/22	14,655	15,868
Clark County NV School District GO	5.000%	6/15/22	10,000	10,828
Clark County NV School District GO	5.000%	6/15/23	16,360	17,688
Clark County NV School District GO	5.000%	6/15/23	15,000	16,218
Clark County NV School District GO	5.000%	6/15/24 (4)	5,000	5,478
Clark County NV School District GO	5.000%	6/15/25	12,445	13,742
Clark County NV School District GO	5.000%	6/15/26	29,900	32,992
Clark County NV Water Reclamation District GO	5.375%	7/1/18 (Prere.)	2,985	3,344
Clark County NV Water Reclamation District GO	5.000%	7/1/20	3,695	4,323
Clark County NV Water Reclamation District GO	5.000%	7/1/21	3,880	4,617
Las Vegas Valley Water District Nevada GO	4.000%	6/1/17	2,060	2,172
Las Vegas Valley Water District Nevada GO	5.000%	6/1/17	5,000	5,351
Las Vegas Valley Water District Nevada GO	5.000%	6/1/18	7,370	8,169
Las Vegas Valley Water District Nevada GO	5.000%	6/1/19	5,000	5,699
Las Vegas Valley Water District Nevada GO	5.000%	12/1/19	5,000	5,770
Las Vegas Valley Water District Nevada GO	5.250%	6/1/27	10,460	12,300
Las Vegas Valley Water District Nevada GO	5.000%	6/1/31	4,500	5,106
Las Vegas Valley Water District Nevada GO	5.000%	6/1/32	5,395	6,104
Las Vegas Valley Water District Nevada GO	5.000%	6/1/32	2,000	2,263
Las Vegas Valley Water District Nevada GO	4.750%	6/1/33 (4)	10,000	10,210
4 Nevada GO	5.000%	4/1/22	17,000	20,404
Nevada GO	5.000%	11/1/23	28,500	34,820
4 Nevada GO	5.000%	4/1/24	17,595	21,524
Nevada GO	5.000%	11/1/25	34,000	41,965
Nevada Highway Improvement Revenue (Motor Vehicle Fuel Tax)	5.000%	12/1/19	7,000	8,096
Reno NV Health Facility Revenue (Dignity Health Obligated Group)	5.250%	7/1/31	4,000	4,178
Reno NV Hospital Revenue (Washoe Medical Center Project)	5.500%	6/1/28 (2)	1,750	1,906
				438,234
New Hampshire (0.1%)
Manchester NH General Airport Revenue	5.000%	1/1/24	6,000	6,657
New Hampshire Health & Education Facilities Authority Revenue (Concord Hospital)	5.000%	10/1/25	2,140	2,412
New Hampshire Health & Education Facilities Authority Revenue (Concord Hospital)	5.000%	10/1/26	1,070	1,199
New Hampshire Health & Education Facilities Authority Revenue (Concord Hospital)	5.000%	10/1/27	1,185	1,321
New Hampshire Health & Education Facilities Authority Revenue
(Southern New Hampshire Medical Center)	5.000%	10/1/32	6,000	6,338
New Hampshire Health & Education Facilities Authority Revenue
(Southern New Hampshire University)	5.000%	1/1/27	2,500	2,682
New Hampshire Health & Education Facilities Authority Revenue
(University System of New Hampshire)	5.500%	7/1/20	10,000	11,465
New Hampshire Health & Education Facilities Authority Revenue (Wentworth Douglas Hospital)	6.000%	1/1/31	10,000	11,344
New Hampshire Municipal Bond Bank Revenue	5.000%	2/15/18	1,010	1,108
New Hampshire Municipal Bond Bank Revenue	5.000%	2/15/19	1,010	1,142
New Hampshire Municipal Bond Bank Revenue	5.000%	8/15/19	1,500	1,717
				47,385
New Jersey (3.4%)
Essex County NJ Improvement Authority Revenue	5.500%	10/1/23 (14)	10,000	12,425
Essex County NJ Improvement Authority Revenue	5.250% 12/15/23 (2)		3,635	4,479
Essex County NJ Improvement Authority Revenue	5.250% 12/15/24 (2)		3,720	4,630
Jersey City NJ GO	5.000%	3/1/16	1,390	1,411
Jersey City NJ GO	5.000%	3/1/20	1,610	1,830
Jersey City NJ GO	5.000%	3/1/21	1,200	1,376
New Jersey Casino Reinvestment Development Authority Revenue (Hotel Room Fee)	5.250%	1/1/23 (2)	3,900	3,990
New Jersey Casino Reinvestment Development Authority Revenue (Luxury Tax)	5.000%	11/1/24 (4)	1,000	1,127
New Jersey Casino Reinvestment Development Authority Revenue (Luxury Tax)	5.000%	11/1/26 (4)	2,205	2,436
New Jersey Casino Reinvestment Development Authority Revenue (Luxury Tax)	5.000%	11/1/27 (4)	2,500	2,733
New Jersey COP	5.000%	6/15/17	4,840	5,122
New Jersey COP	5.250%	6/15/28	4,675	4,899
New Jersey COP	5.250%	6/15/29	1,000	1,042
New Jersey Economic Development Authority Revenue	5.000%	6/15/21	16,500	17,888

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Economic Development Authority Revenue	5.000%	6/15/22	25,000	27,065
New Jersey Economic Development Authority Revenue	5.250%	6/15/32	5,000	5,262
New Jersey Economic Development Authority Revenue	5.250%	6/15/33	8,495	8,920
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/23	12,000	13,050
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/24	7,500	8,093
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250% 12/15/15 (ETM)		1,695	1,706
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250% 12/15/15 (14)		2,405	2,419
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000% 12/15/16 (ETM)		23,815	25,042
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000% 12/15/16		14,570	15,245
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000% 12/15/18		22,500	24,115
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	9/1/19 (Prere.)	10,500	12,129
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000% 12/15/19		17,410	18,883
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250% 12/15/21 (12)		5,000	5,621
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250% 12/15/21 (3)		7,975	8,793
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/23	8,690	9,202
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/23 (14)	51,630	58,023
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	9/1/24	1,000	1,070
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/25	2,985	3,157
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/25 (4)	18,130	21,092
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/27	4,205	4,423
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/27 (14)	8,000	9,012
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/28	5,515	5,765
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500% 12/15/29		5,000	5,263
3 New Jersey Economic Development Authority Revenue (School Facilities Construction) TOB VRDO 0.	130%	11/6/15 (12)	3,065	3,065
New Jersey Economic Development Authority Revenue
(Provident Group-Montclair Properties LLC - Montclair State University Student Housing Project)	5.000%	6/1/18	2,000	2,143
New Jersey Economic Development Authority Revenue
(Provident Group-Montclair Properties LLC - Montclair State University Student Housing Project)	5.250%	6/1/19	2,000	2,239
New Jersey Economic Development Authority Revenue
(Provident Group-Montclair Properties LLC - Montclair State University Student Housing Project)	5.250%	6/1/20	2,000	2,231
New Jersey Economic Development Authority Revenue
(Provident Group-Montclair Properties LLC - Montclair State University Student Housing Project)	5.375%	6/1/25	5,000	5,571
New Jersey Educational Facilities Authority Revenue (Kean University)	5.000%	7/1/24 (4)	2,000	2,329
New Jersey Educational Facilities Authority Revenue (Kean University)	5.000%	7/1/25 (4)	3,000	3,526
New Jersey Educational Facilities Authority Revenue (Kean University)	5.000%	7/1/26 (4)	3,075	3,579
New Jersey Educational Facilities Authority Revenue (Kean University)	5.000%	7/1/28 (4)	2,495	2,867
New Jersey Educational Facilities Authority Revenue (Kean University)	5.250%	9/1/29	25,170	28,041
New Jersey Educational Facilities Authority Revenue (Princeton University)	5.000%	7/1/16	4,700	4,852
New Jersey Educational Facilities Authority Revenue (Princeton University)	5.000%	7/1/19	7,280	8,355
New Jersey Educational Facilities Authority Revenue (Princeton University)	5.000%	7/1/20	8,300	9,765
New Jersey Educational Facilities Authority Revenue (Princeton University)	5.000%	7/1/21	6,785	8,136
New Jersey Educational Facilities Authority Revenue (Princeton University)	5.000%	7/1/27	2,965	3,498
New Jersey Educational Facilities Authority Revenue (University Medical & Dentistry)	7.125%	6/1/19 (Prere.)	6,000	7,253
New Jersey Equipment Lease Purchase COP	5.250%	6/15/20	6,180	6,697
New Jersey Equipment Lease Purchase COP	5.250%	6/15/21	5,820	6,204
New Jersey Equipment Lease Purchase COP	5.375%	6/15/29	11,000	11,543
New Jersey GO	5.250%	7/1/16 (14)	1,500	1,547
New Jersey GO	5.000%	8/15/20	30,000	34,073
New Jersey Health Care Facilities Financing Authority Lease Revenue
(Greystone Park Psychiatric Hospital Project)	5.000%	9/15/21	8,140	8,831
New Jersey Health Care Facilities Financing Authority Lease Revenue
(Greystone Park Psychiatric Hospital Project)	5.000%	9/15/24	3,415	3,667
New Jersey Health Care Facilities Financing Authority Lease Revenue
(Greystone Park Psychiatric Hospital Project)	5.000%	9/15/25	12,965	13,740
New Jersey Health Care Facilities Financing Authority Lease Revenue
(Greystone Park Psychiatric Hospital Project)	5.000%	9/15/26	12,505	13,164
New Jersey Health Care Facilities Financing Authority Lease Revenue
(Greystone Park Psychiatric Hospital Project)	5.000%	9/15/28	13,835	14,461
New Jersey Health Care Facilities Financing Authority Lease Revenue
(Marlboro Psychiatric Hospital Project)	5.000%	9/15/29	2,735	2,847
New Jersey Health Care Facilities Financing Authority Lease Revenue
(Marlboro Psychiatric Hospital Project)	5.000%	9/15/33	5,000	5,131
New Jersey Health Care Facilities Financing Authority Revenue (AHS Hospital Corp.)	5.000%	7/1/16	8,420	8,667
New Jersey Health Care Facilities Financing Authority Revenue (AHS Hospital Corp.)	5.000%	7/1/17	8,875	9,469
New Jersey Health Care Facilities Financing Authority Revenue (Barnabas Health)	4.625%	7/1/23	3,700	4,089
New Jersey Health Care Facilities Financing Authority Revenue
(Hackensack University Medical Center)	5.000%	1/1/19	2,610	2,862
New Jersey Health Care Facilities Financing Authority Revenue
(Hackensack University Medical Center)	5.000%	1/1/20	2,120	2,361
New Jersey Health Care Facilities Financing Authority Revenue
(Hackensack University Medical Center)	5.000%	1/1/22	1,500	1,666

Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	New Jersey Health Care Facilities Financing Authority Revenue
	(Hospital Asset Transformation Program)	5.500%	10/1/23	12,860	13,928
	New Jersey Health Care Facilities Financing Authority Revenue
	(Meridian Health System Obligated Group)	5.000%	7/1/20	3,000	3,475
	New Jersey Health Care Facilities Financing Authority Revenue
	(Meridian Health System Obligated Group)	5.000%	7/1/21	2,000	2,348
	New Jersey Health Care Facilities Financing Authority Revenue
	(Meridian Health System Obligated Group)	5.000%	7/1/22	2,000	2,360
	New Jersey Health Care Facilities Financing Authority Revenue
	(Meridian Health System Obligated Group)	5.000%	7/1/26	1,000	1,141
	New Jersey Health Care Facilities Financing Authority Revenue
	(Palisades Medical Center Obligated Group)	5.000%	7/1/26	5,000	5,497
	New Jersey Health Care Facilities Financing Authority Revenue (South Jersey Hospital)	5.000%	7/1/18	1,925	1,978
	New Jersey Health Care Facilities Financing Authority Revenue (St. Barnabas Health Care System)	5.000%	7/1/29	3,360	3,454
	New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health)	5.750%	7/1/33	20,000	22,482
	New Jersey Higher Education Assistance Authority Student Loan Revenue	4.500%	12/1/20	4,750	5,026
	New Jersey Sports & Exposition Authority Revenue	5.000%	9/1/17 (ETM)	100	108
	New Jersey Sports & Exposition Authority Revenue	5.000%	9/1/17	9,900	10,528
	New Jersey Sports & Exposition Authority Revenue	4.500%	9/1/18 (Prere.)	20	22
	New Jersey Sports & Exposition Authority Revenue	4.500%	9/1/24	2,035	2,064
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500% 12/15/15 (2)		1,750	1,761
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.750%	6/15/17	1,250	1,338
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000% 12/15/17		15,000	16,044
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250% 12/15/19		5,000	5,471
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250% 12/15/19 (14)		25,000	27,287
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250% 12/15/19		1,040	1,138
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.750%	6/15/20	7,000	7,715
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250% 12/15/20 (4)		9,000	10,050
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250% 12/15/20		27,915	30,626
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500% 12/15/20 (3)		30,000	33,326
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250% 12/15/21		11,000	12,090
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500% 12/15/21 (12)		3,745	4,262
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500% 12/15/21		9,620	10,705
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500% 12/15/21 (14)		25,000	27,907
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250% 12/15/22		2,500	2,745
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250% 12/15/22 (2)		30,900	34,175
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500% 12/15/22		22,000	24,499
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.750%	6/15/24 (14)	25,000	28,544
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000% 12/15/24		18,240	19,556
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000% 12/15/25		72,680	44,669
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000% 12/15/25		1,000	615
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000% 12/15/27		48,285	26,159
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.125%	6/15/28	3,500	3,653
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	6/15/31	17,500	18,692
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	6/15/32	14,250	14,998
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000% 12/15/32		3,000	1,193
3	New Jersey Transportation Trust Fund Authority Transportation System Revenue TOB VRDO	0.120%	11/6/15 (4)	10,640	10,640
	New Jersey Turnpike Authority Revenue	5.000%	1/1/21	19,705	21,929
	New Jersey Turnpike Authority Revenue	5.000%	1/1/22	4,500	5,000
	New Jersey Turnpike Authority Revenue	5.500%	1/1/25 (2)	13,000	16,070
	New Jersey Turnpike Authority Revenue	5.000%	1/1/32	3,000	3,385
	New Jersey Turnpike Authority Revenue	5.000%	1/1/32	20,460	22,995
	New Jersey Turnpike Authority Revenue	5.000%	1/1/33	23,540	26,381
	Rutgers State University New Jersey Revenue VRDO	0.010%	11/2/15	21,510	21,510
	Rutgers State University New Jersey Revenue VRDO	0.010%	11/2/15	22,700	22,700
	South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/16 (ETM)	2,400	2,512
	South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/16	5,190	5,397
	South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/23	1,320	1,481
	South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/23	2,430	2,693
	South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/24	2,800	3,094
	South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/28	2,000	2,134
	South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/28	1,205	1,305
	South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/29	1,500	1,621
	South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/30	1,000	1,074
	South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/31	1,170	1,249
	South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/32	1,000	1,065
	South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/34	1,000	1,062
	Sussex County NJ GO	5.000%	2/15/23	5,485	6,669
	Sussex County NJ GO	5.000%	2/15/24	4,356	5,327
	Tobacco Settlement Financing Corp. New Jersey Revenue	5.000%	6/1/16	14,585	14,937
	Tobacco Settlement Financing Corp. New Jersey Revenue	5.000%	6/1/17	15,925	16,903

124

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tobacco Settlement Financing Corp. New Jersey Revenue	5.000%	6/1/18	16,975	17,990
Tobacco Settlement Financing Corp. New Jersey Revenue	5.000%	6/1/19	30,805	32,609
Tobacco Settlement Financing Corp. New Jersey Revenue	4.500%	6/1/23	54,697	55,033
Tobacco Settlement Financing Corp. New Jersey Revenue	4.625%	6/1/26	28,410	27,703
Tobacco Settlement Financing Corp. New Jersey Revenue	0.000%	6/1/41	243,000	61,428
West Deptford Township NJ GO	5.000%	7/1/24 (4)	1,210	1,292
West Deptford Township NJ GO	5.000%	7/1/25 (4)	1,260	1,343
West Deptford Township NJ GO	5.000%	7/1/26 (4)	1,000	1,065
				1,508,432
New Mexico (0.3%)
Farmington NM Pollution Control Revenue (Southern California Edison Co. Four Corners Project)
PUT	1.875%	4/1/20	16,000	16,189
Farmington NM Pollution Control Revenue (Southern California Edison Co. Four Corners Project)
PUT	1.875%	4/1/20	35,000	35,383
New Mexico Educational Assistance Foundation Revenue	4.000%	9/1/18	16,440	17,863
New Mexico Educational Assistance Foundation Revenue	4.000%	9/1/19	5,990	6,638
New Mexico Educational Assistance Foundation Revenue	5.000%	12/1/19	1,500	1,729
New Mexico Educational Assistance Foundation Revenue	4.000%	12/1/20	1,500	1,688
New Mexico Finance Authority Transportation Revenue	5.000% 12/15/16		7,260	7,639
New Mexico GO	5.000%	3/1/23	15,925	19,456
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services)	5.000%	8/1/24	900	1,091
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services)	5.000%	8/1/25	1,000	1,220
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services)	5.000%	8/1/26	1,025	1,226
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services)	5.000%	8/1/27	1,435	1,699
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services)	5.000%	8/1/29	3,000	3,484
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services)	5.000%	8/1/30	3,000	3,452
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services)	5.000%	8/1/31	3,685	4,217
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services)	5.000%	8/1/32	2,500	2,843
				125,817
New York (15.2%)
Amherst NY Development Corp. Student Housing Facility Revenue	3.500%	10/1/19	1,185	1,280
Amherst NY Development Corp. Student Housing Facility Revenue	4.000%	10/1/21	2,575	2,817
Amherst NY Development Corp. Student Housing Facility Revenue	4.000%	10/1/22	2,680	2,901
Brooklyn NY Local Development Corp. PILOT Revenue (Barclays Center Project)	6.000%	7/15/30	6,735	7,616
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.250%	5/1/26	6,775	8,017
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.250%	5/1/27	8,560	10,107
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.250%	5/1/29	6,315	7,409
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.250%	5/1/31	2,500	2,900
Freeport NY GO	5.000%	1/15/20	2,070	2,379
Geneva NY Industrial Development Agency Civic Facility Revenue
(Colleges of the Seneca Project) VRDO	0.030%	11/6/15 LOC	9,610	9,610
Long Island NY Power Authority Electric System Revenue	5.000%	12/1/18 (14)	2,900	3,037
Long Island NY Power Authority Electric System Revenue	5.000%	12/1/18 (14)	1,335	1,398
Long Island NY Power Authority Electric System Revenue	5.750%	4/1/19 (Prere.)	20,000	23,233
Long Island NY Power Authority Electric System Revenue	5.000%	4/1/23	5,800	6,332
Long Island NY Power Authority Electric System Revenue	5.000%	9/1/29	10,000	11,162
2 Long Island NY Power Authority Electric System Revenue PUT	0.785%	11/1/18	18,650	18,658
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/16	4,630	4,741
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/20	3,500	4,070
Monroe County NY Industrial Development Corp. Mortgage Revenue
(Unity Hospital Rochester Project)	5.500%	8/15/23	2,475	2,486
Nassau County NY GO	5.000%	4/1/22	14,850	17,470
Nassau County NY GO	4.000%	10/1/22	8,755	9,551
Nassau County NY GO	5.000%	4/1/23	15,665	18,529
Nassau County NY GO	4.000%	10/1/23	5,245	5,662
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(Winthrop University Hospital Association Project)	5.000%	7/1/21	2,605	2,981

Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Nassau County NY Local Economic Assistance Corp. Revenue
	(Catholic Health Services of Long Island Obligated Group Project)	5.000%	7/1/25	1,350	1,566
	Nassau County NY Local Economic Assistance Corp. Revenue
	(Catholic Health Services of Long Island Obligated Group Project)	5.000%	7/1/27	3,090	3,526
	New York City NY GO	5.000%	2/1/16 (Prere.)	35	35
	New York City NY GO	5.000%	8/1/16 (Prere.)	225	233
	New York City NY GO	5.000%	8/1/16	5,000	5,179
	New York City NY GO	5.000%	2/1/17 (Prere.)	8,425	8,905
	New York City NY GO	5.000%	8/1/17 (Prere.)	115	124
	New York City NY GO	5.000%	8/1/17 (Prere.)	1,555	1,675
	New York City NY GO	5.000%	8/1/17	7,610	8,196
	New York City NY GO	5.000%	10/1/17 (Prere.)	590	639
	New York City NY GO	5.250%	8/15/18 (Prere.)	2,130	2,390
	New York City NY GO	5.000%	6/1/19	8,675	9,871
	New York City NY GO	5.000%	8/1/19	12,130	13,042
	New York City NY GO	5.000%	8/1/19	4,500	5,144
	New York City NY GO	5.000%	8/1/19	5,000	5,715
	New York City NY GO	5.000%	8/1/19	3,100	3,543
	New York City NY GO	5.000%	8/1/19	32,000	36,577
	New York City NY GO	5.000%	8/1/19	17,870	20,426
	New York City NY GO	5.000%	8/1/20	3,895	4,183
	New York City NY GO	5.000%	8/1/20	8,445	9,070
	New York City NY GO	5.000%	8/1/20	5,000	5,852
	New York City NY GO	5.000%	8/1/20	14,000	16,384
	New York City NY GO	5.000%	8/1/20	32,355	36,888
	New York City NY GO	5.250%	9/1/20	8,815	9,888
	New York City NY GO	5.000%	10/1/20	855	924
	New York City NY GO	5.000%	2/1/21	3,875	4,080
	New York City NY GO	5.250%	3/1/21	4,255	4,844
	New York City NY GO	5.000%	8/1/21	9,600	10,344
	New York City NY GO	5.000%	8/1/21	22,840	23,670
	New York City NY GO	5.000%	8/1/21	13,965	14,137
	New York City NY GO	5.000%	8/1/21	15,750	18,542
	New York City NY GO	5.000%	8/1/21	59,135	67,420
	New York City NY GO	5.250%	9/1/21	14,250	15,985
	New York City NY GO	5.000%	10/1/21	7,545	8,991
	New York City NY GO	5.000%	8/1/22	7,050	7,596
	New York City NY GO	5.000%	8/1/22	6,740	8,084
	New York City NY GO	5.000%	8/1/22	7,415	8,894
	New York City NY GO	5.000%	8/1/22	6,400	7,676
	New York City NY GO	5.000%	8/1/22	18,475	21,682
	New York City NY GO	5.000%	8/1/22	6,020	7,065
	New York City NY GO	5.000%	8/1/22	32,000	36,390
	New York City NY GO	5.000%	8/1/22	2,500	2,999
	New York City NY GO	5.250%	8/15/22	25,250	28,237
	New York City NY GO	5.000%	8/1/23	3,905	4,715
	New York City NY GO	5.000%	8/1/23	3,690	4,465
	New York City NY GO	5.000%	8/1/23	7,740	9,365
	New York City NY GO	5.000%	8/1/23	5,650	6,821
	New York City NY GO	5.000%	8/1/23	11,000	13,231
	New York City NY GO	5.000%	8/1/23	2,000	2,267
	New York City NY GO	5.250%	8/15/23	21,820	24,344
	New York City NY GO	5.000%	10/1/23	4,430	5,345
	New York City NY GO	5.000%	4/1/24	17,335	20,419
	New York City NY GO	5.000%	8/1/24	4,000	4,742
	New York City NY GO	5.000%	8/1/24	20,000	24,226
	New York City NY GO	5.000%	8/1/24	16,990	20,699
	New York City NY GO	5.000%	8/1/24	8,085	9,450
	New York City NY GO	5.000%	8/1/24	5,310	6,286
	New York City NY GO	5.250%	8/15/24	23,815	26,514
	New York City NY GO	5.000%	10/1/24	4,500	5,352
	New York City NY GO	5.000%	10/1/24	5,000	5,942
	New York City NY GO	5.000%	8/1/25	5,000	5,900
	New York City NY GO	5.000%	8/1/25	3,300	3,857
	New York City NY GO	5.000%	8/1/25	3,630	4,461
	New York City NY GO	5.000%	8/1/25	34,500	42,398
	New York City NY GO	5.000%	10/1/25	10,985	13,003
	New York City NY GO	5.000%	4/1/26	3,590	4,022
	New York City NY GO	5.000%	4/1/26	10,000	11,722
	New York City NY GO	5.000%	8/1/26	9,735	11,612
	New York City NY GO	5.000%	8/1/26	5,000	5,890

126

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY GO	5.000%	8/1/26	14,215	16,955
New York City NY GO	5.000%	8/1/26	1,455	1,644
New York City NY GO	5.000%	10/1/26	23,890	28,208
New York City NY GO	5.000%	4/1/27	14,780	17,185
2 New York City NY GO	0.410%	8/1/27	16,500	16,475
New York City NY GO	5.000%	8/1/27	6,585	7,806
New York City NY GO	5.000%	8/1/27	4,705	5,454
New York City NY GO	5.000%	10/1/27	15,000	17,590
New York City NY GO	5.000%	8/1/28	18,000	20,810
New York City NY GO	5.000%	8/1/28	9,300	10,957
New York City NY GO	5.000%	3/1/29	27,590	32,074
New York City NY GO	5.000%	5/15/29	7,900	8,860
New York City NY GO	5.000%	8/1/29	9,715	11,394
New York City NY GO	5.000%	3/1/30	16,230	18,737
New York City NY GO	5.000%	8/1/30	10,655	12,415
New York City NY GO	5.000%	8/1/30	5,380	6,248
New York City NY GO	5.000%	8/1/30	6,845	7,976
New York City NY GO	5.000%	8/1/30	23,000	26,717
New York City NY GO	5.000%	3/1/31	33,315	38,355
New York City NY GO	5.450%	4/1/31	6,560	7,432
New York City NY GO	5.000%	10/1/31	34,050	39,562
New York City NY GO	5.000%	8/1/32	1,475	1,707
New York City NY GO	5.000%	8/1/33	5,000	5,768
New York City NY GO	4.500%	8/1/35 (2)	17,500	17,554
New York City NY GO VRDO	0.010%	11/2/15 LOC	6,400	6,400
New York City NY GO VRDO	0.010%	11/2/15 LOC	11,800	11,800
New York City NY GO VRDO	0.010%	11/2/15 LOC	14,405	14,405
New York City NY GO VRDO	0.010%	11/2/15 LOC	2,600	2,600
New York City NY GO VRDO	0.010%	11/2/15	3,600	3,600
New York City NY GO VRDO	0.010%	11/2/15	9,500	9,500
New York City NY Health & Hospital Corp. Revenue (Health System)	5.000%	2/15/24	3,500	3,953
New York City NY Health & Hospital Corp. Revenue (Health System)	5.000%	2/15/30	19,200	21,149
New York City NY Housing Development Corp. Multi-Family Housing Revenue	5.000%	7/1/26	12,940	15,259
New York City NY Housing Development Corp. Multi-Family Housing Revenue	5.250%	7/1/28	17,300	20,396
New York City NY Housing Development Corp. Multi-Family Housing Revenue	5.250%	7/1/29	22,000	25,812
New York City NY Housing Development Corp. Multi-Family Housing Revenue	5.250%	7/1/30	12,500	14,600
New York City NY Housing Development Corp. Multi-Family Mortgage Revenue (8 Spruce Street)	3.000%	2/15/48	9,000	9,189
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/26	25,880	30,328
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/26	35,000	41,206
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/27	11,800	14,347
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/29	5,000	5,896
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/29	41,500	48,003
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/29	4,500	5,137
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/29	3,580	3,941
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/30	10,000	11,406
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/31	9,000	10,265
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/31	30,000	34,394
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/31	24,500	28,316
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/32	5,545	6,389
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/32	17,500	20,164
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/34	50,000	57,208
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/35	10,415	11,894
3 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue
TOB VRDO	0.020%	11/6/15	2,015	2,015
3 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue
TOB VRDO	0.160%	11/6/15	21,055	21,055
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.010%	11/2/15	4,250	4,250
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.010%	11/2/15	3,285	3,285
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.010%	11/2/15	1,000	1,000
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.010%	11/2/15	4,280	4,280
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.010%	11/6/15	14,400	14,400
New York City NY Sales Tax Asset Receivable Corp. Revenue	5.000% 10/15/28		6,000	7,240
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/16	2,925	2,955
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/17	5,150	5,429
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/17	6,335	6,808
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/19	3,875	4,371
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/23	4,440	4,999
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/24	7,040	7,916
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/25 (14)	10,170	10,669
New York City NY Transitional Finance Authority Building Aid Revenue	5.250%	1/15/25	13,090	14,804
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/25	10,085	12,453

Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/26 (14)	7,620	7,994
	New York City NY Transitional Finance Authority Building Aid Revenue	5.250%	1/15/26	10,520	11,894
	New York City NY Transitional Finance Authority Building Aid Revenue	5.250%	1/15/26	8,185	9,254
	New York City NY Transitional Finance Authority Building Aid Revenue	5.250%	1/15/27	4,615	5,218
	New York City NY Transitional Finance Authority Building Aid Revenue	5.125%	1/15/28	3,465	3,898
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/28	11,000	13,152
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/29	3,550	3,842
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/29	5,000	5,920
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/30	9,500	10,539
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/30	5,000	5,883
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/31	5,270	6,166
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/31	18,000	20,768
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/31	6,000	6,873
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/32	5,000	5,818
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/32	3,950	4,506
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/33	10,000	11,546
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/34	10,000	11,501
3	New York City NY Transitional Finance Authority Building Aid Revenue TOB VRDO	0.010%	11/6/15 LOC	9,950	9,950
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/15 (ETM)	80	80
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/15	920	920
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/15	8,000	8,001
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/16 (Prere.)	51,100	52,891
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/16 (Prere.)	2,500	2,588
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/16 (Prere.)	3,250	3,364
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/17	4,580	4,891
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/17	12,000	13,060
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/17	8,965	9,757
4	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/18	6,500	7,298
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/18	5,000	5,617
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/18	15,000	16,851
4	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/19	3,570	4,108
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/19	2,535	2,919
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/19	9,835	11,323
4	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/20	6,000	7,069
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/20	13,500	15,912
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/21	16,030	19,180
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/21	30,000	34,581
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/22	11,090	12,561
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/23	16,740	20,177
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/23	14,000	17,084
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/24	6,000	6,978
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/24	6,000	7,083
4	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/24	20,000	24,605
4	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/24	1,985	2,442
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/24	15,550	18,356
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/24	1,000	1,180
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/24	14,245	17,193
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/24	13,770	16,941
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/24	10,030	12,340
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/24	12,220	15,038
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/25	4,285	4,984
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/25	5,000	5,937
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/25	5,000	5,883
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/25	5,500	6,471
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/26	10,290	11,905
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/26	10,795	12,535
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/26	2,635	3,088
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/26	8,620	10,103
	New York City NY Transitional Finance Authority Future Tax Revenue	5.250%	11/1/26	8,255	9,733
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/27	1,435	1,679
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/27	4,000	4,681
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/28	25,675	29,515
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/28	10,000	11,594
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/28	5,000	5,965
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/29	12,000	14,005
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/31	8,000	9,255
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/31	19,000	21,773
4	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/31	8,000	9,418
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/31	24,475	28,648
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/32	12,700	14,567
	New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/32	13,750	15,910

128

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/32	16,000	18,673
4 New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/32	6,000	7,023
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/32	16,500	19,257
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/32	4,270	4,916
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/33	17,500	20,011
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/33	12,150	13,988
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/33	12,500	14,531
4 New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/33	13,700	15,973
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/34	15,910	18,251
4 New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/34	11,150	12,947
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/34	27,325	31,502
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/35	22,020	25,186
4 New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/35	8,140	9,422
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/36	3,000	3,444
4 New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/36	4,000	4,604
New York City NY Transitional Finance Authority Future Tax Revenue VRDO	0.010%	11/2/15	3,700	3,700
New York City NY Trust for Cultural Resources Revenue
(Lincoln Center for the Performing Arts Inc.)	5.250%	12/1/18	7,600	8,562
New York City NY Trust for Cultural Resources Revenue (Wildlife Conservation Society)	5.000%	8/1/33	5,270	6,081
New York Liberty Development Corp. Revenue	5.000% 11/15/31		13,200	14,992
New York Liberty Development Corp. Revenue (7 World Trade Center Project)	5.000%	9/15/31	14,000	16,229
New York Metropolitan Transportation Authority Revenue	5.750%	7/1/18	1,975	2,229
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/21		2,685	2,914
New York Metropolitan Transportation Authority Revenue	5.500% 11/15/21 (4)		15,900	19,437
5 New York Metropolitan Transportation Authority Revenue	0.377%	11/1/22 (4)	9,600	9,312
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/23 (4)		10,000	10,818
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/23		5,000	6,046
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/23		6,800	7,372
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/23		6,550	7,943
New York Metropolitan Transportation Authority Revenue	4.750% 11/15/24 (14)		9,005	9,022
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/24		2,250	2,473
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/24		10,000	12,194
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/24		2,525	2,738
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/24		6,505	7,770
New York Metropolitan Transportation Authority Revenue	4.750% 11/15/25 (14)		9,435	9,453
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/25		10,000	11,616
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/25		31,000	36,598
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/25		1,330	1,577
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/25		1,500	1,742
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/26		3,000	3,298
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/26		15,000	17,424
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/26		5,355	6,262
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/26		2,300	2,714
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/27		3,885	4,271
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/27		3,850	4,460
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/27		1,500	1,673
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/27		1,695	1,985
New York Metropolitan Transportation Authority Revenue	5.250% 11/15/27		22,625	26,170
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/28		15,000	17,488
New York Metropolitan Transportation Authority Revenue	5.250% 11/15/28		9,000	10,410
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/29		13,635	15,823
New York Metropolitan Transportation Authority Revenue	5.250% 11/15/29		20,730	23,978
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/30		10,260	11,878
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/30		12,735	14,743
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/30		12,125	13,991
New York Metropolitan Transportation Authority Revenue	5.250% 11/15/30		24,500	28,289
New York Metropolitan Transportation Authority Revenue	5.250% 11/15/30		5,500	6,587
New York Metropolitan Transportation Authority Revenue	4.750% 11/15/31		8,000	8,805
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/31		7,000	8,030
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/31		8,500	9,783
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/31		5,500	6,325
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/32		5,480	6,282
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/32		12,705	14,565
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/33		5,000	5,693
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/33		13,055	14,919
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/34		19,605	22,333
New York Metropolitan Transportation Authority Revenue (Dedicated Petroleum Tax)	6.000%	4/1/20 (ETM)	20,300	23,101
3 New York Metropolitan Transportation Authority Revenue (Dedicated Petroleum Tax) TOB VRDO	0.020%	11/6/15 (13)	6,550	6,550
2 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	0.760%	11/1/17	18,000	18,017
2 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	0.960%	11/1/19	8,000	8,046
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000% 11/15/25		6,125	7,283

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000% 11/15/25		10,360	12,319
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000% 11/15/26		7,245	8,563
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000% 11/15/26		10,910	12,895
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000% 11/15/27		11,530	13,581
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000% 11/15/27		11,415	13,445
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.125% 11/15/28		2,000	2,358
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.125% 11/15/28		10,500	12,378
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) VRDO	0.010%	11/2/15 LOC	1,985	1,985
New York Metropolitan Transportation Authority Revenue (Service Contract)	5.750%	1/1/17 (14)	1,615	1,715
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.500% 11/15/18		19,425	20,653
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000% 11/15/20		5,000	5,436
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000% 11/15/21		5,000	5,249
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000% 11/15/26		2,500	2,932
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000% 11/15/28		2,000	2,332
New York Metropolitan Transportation Authority Revenue (Transit Revenue) PUT	5.000% 11/15/19		8,040	9,196
2 New York Metropolitan Transportation Authority Revenue PUT	0.829%	11/1/16	12,500	12,519
2 New York Metropolitan Transportation Authority Revenue PUT	0.969%	11/1/17	8,805	8,826
2 New York Metropolitan Transportation Authority Revenue PUT	0.370% 11/15/17		26,200	26,051
New York Metropolitan Transportation Authority Revenue VRDO	0.382%	11/1/22 (4)	600	582
New York State Dormitory Authority Lease Revenue (Mental Health Services Facilities)	5.000%	8/15/21	10,000	11,623
New York State Dormitory Authority Lease Revenue (Mental Health Services Facilities)	5.000%	8/15/22	2,000	2,314
New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)	5.000%	7/1/24	2,000	2,332
New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)	5.000%	7/1/28	3,925	4,502
New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)	5.000%	7/1/29	2,125	2,435
New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)	5.000%	7/1/29	2,320	2,706
New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)	5.000%	7/1/30	4,330	4,961
3 New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)
TOB VRDO	0.220%	11/6/15	5,820	5,820
New York State Dormitory Authority Revenue (City University System)	5.000%	7/1/18 (Prere.)	2,570	2,857
New York State Dormitory Authority Revenue (City University System)	5.000%	7/1/19	430	479
New York State Dormitory Authority Revenue (City University System)	5.000%	7/1/20 (Prere.)	215	252
New York State Dormitory Authority Revenue (City University System)	5.000%	7/1/21	4,785	5,553
New York State Dormitory Authority Revenue (City University System)	5.000%	7/1/22	5,340	6,127
New York State Dormitory Authority Revenue (City University System)	5.000%	7/1/25	6,100	6,878
New York State Dormitory Authority Revenue (Columbia University)	5.000%	10/1/21	19,375	23,336
New York State Dormitory Authority Revenue (Fordham University)	5.000%	7/1/28	1,070	1,226
New York State Dormitory Authority Revenue (Fordham University)	5.125%	7/1/29	1,625	1,891
New York State Dormitory Authority Revenue (Fordham University)	5.200%	7/1/30	1,200	1,401
New York State Dormitory Authority Revenue (Fordham University) PUT	5.000%	7/1/16	18,000	18,526
New York State Dormitory Authority Revenue (Icahn School of Medicine at Mount Sinai)	5.000%	7/1/24	9,345	11,012
New York State Dormitory Authority Revenue (Icahn School of Medicine at Mount Sinai)	5.000%	7/1/28	6,500	7,452
New York State Dormitory Authority Revenue (Icahn School of Medicine at Mount Sinai)	5.000%	7/1/29	10,000	11,379
New York State Dormitory Authority Revenue (Icahn School of Medicine at Mount Sinai)	5.000%	7/1/30	4,500	5,087
New York State Dormitory Authority Revenue (Icahn School of Medicine at Mount Sinai)	5.000%	7/1/32	12,000	13,423
New York State Dormitory Authority Revenue (Memorial Sloan-Kettering Cancer Center)	5.000%	7/1/26	1,500	1,758
New York State Dormitory Authority Revenue (Memorial Sloan-Kettering Cancer Center)	5.000%	7/1/29	1,000	1,158
New York State Dormitory Authority Revenue (Memorial Sloan-Kettering Cancer Center)	5.000%	7/1/30	1,000	1,153
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	2/15/17 (Prere.)	5	5
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	2/15/19 (4)	3,195	3,360
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	2/15/19 (4)	3,000	3,357
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	2/15/19 (4)	5,030	5,629
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	8/15/20 (ETM)	10	12
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	8/15/20	13,280	15,551
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	2/15/25 (4)	2,735	3,029
New York State Dormitory Authority Revenue (Mount Sinai Hospital Obligated Group)	5.000%	7/1/26	3,500	3,971
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/17 (Prere.)	4,000	4,286
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/17 (Prere.)	3,300	3,536
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/17 (Prere.)	8,000	8,571
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/21	1,500	1,719
New York State Dormitory Authority Revenue (New York University Hospitals Center)	5.000%	7/1/20	2,000	2,057
New York State Dormitory Authority Revenue (New York University)	5.750%	7/1/16 (14)	3,500	3,628
New York State Dormitory Authority Revenue (New York University)	5.000%	7/1/18 (Prere.)	2,000	2,216
New York State Dormitory Authority Revenue (New York University)	6.000%	7/1/19 (14)	1,700	1,990
New York State Dormitory Authority Revenue (New York University)	5.000%	7/1/22	3,445	3,915
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	9/15/16 (Prere.)	390	406
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	9/15/16 (Prere.)	230	239
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	9/15/16 (Prere.)	16,430	17,095

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	9/15/16 (Prere.)	9,770	10,165
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000% 12/15/16 (Prere.)		5,000	5,262
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/17 (Prere.)	2,565	2,723
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000% 12/15/18		36,270	40,878
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/19	3,075	3,488
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/20 (Prere.)	20	23
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/20	33,000	36,358
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000% 12/15/20		2,000	2,371
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/21	12,060	14,013
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/21	34,650	38,133
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/22 (Prere.)	920	1,109
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/22 (Prere.)	3,835	4,623
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/22 (Prere.)	1,340	1,615
New York State Dormitory Authority Revenue (Personal Income Tax)	5.500%	3/15/22 (2)	7,000	8,591
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/23	8,500	10,287
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/24	4,695	5,588
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/24	35,885	43,766
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/25	8,500	10,359
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/25	20,000	24,743
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/26	30,480	37,258
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/26	19,540	22,945
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/26	10,000	12,033
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/26	17,630	20,567
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/26	2,585	3,016
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000% 12/15/26		10,300	12,291
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/27	10,035	11,936
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/27	20,000	24,178
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/27	15,000	18,150
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/27	30,650	35,690
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/28	11,580	13,883
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/28	25,000	29,002
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/28	2,875	3,208
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/28	5,790	6,306
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/28	20,000	22,319
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/29	10,000	11,674
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/29	25,000	28,919
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/30	18,905	21,676
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/30	1,000	1,137
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/30	10,000	11,617
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/30	20,740	24,125
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/30	32,000	37,124
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/31	17,240	19,678
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/32	7,500	8,506
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/33	1,070	1,210
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/33	10,135	11,479
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/34	36,795	42,061
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/19 (12)	2,500	2,877
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/19	3,475	3,998
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/19	10,000	11,494
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/20	10,000	11,725
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/21 (4)	1,250	1,487
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/21	750	888
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/22	7,000	8,121
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/22	500	598
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/22	16,355	19,395
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/23 (4)	1,000	1,201
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/23	1,250	1,493
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/23	19,435	22,814
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/24	6,290	7,490
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/24 (4)	1,500	1,786
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/24	1,000	1,184
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/25	7,595	8,936
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/25 (4)	1,000	1,179
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/25	1,000	1,174
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/26 (4)	1,500	1,792
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/26	750	873
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/26	4,500	5,189
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/27 (4)	400	465
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/27	500	577
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/28 (4)	200	229
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/28	425	484

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/29	500	567
New York State Dormitory Authority Revenue (Service Contract)	5.000%	7/1/18	11,570	12,812
New York State Dormitory Authority Revenue (Service Contract)	5.000%	7/1/20	6,815	7,725
New York State Dormitory Authority Revenue (Service Contract)	5.000%	7/1/21	17,750	20,082
New York State Dormitory Authority Revenue (Service Contract)	5.000%	7/1/22	3,050	3,446
New York State Dormitory Authority Revenue (State University Educational Facilities)	5.000%	5/15/22	9,200	11,052
New York State Dormitory Authority Revenue (State University Educational Facilities)	5.000%	5/15/28	10,865	12,676
New York State Dormitory Authority Revenue (State University Educational Facilities)	5.000%	5/15/29	3,000	3,496
New York State Dormitory Authority Revenue (State University Educational Facilities)	5.000%	5/15/30	1,000	1,160
New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/18	4,465	4,925
New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/19	4,800	5,455
New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/20	15,275	17,824
New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/21	16,000	19,065
New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/22	19,505	23,535
New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/23	2,650	3,229
New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/24	35,000	43,040
New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/25	35,000	43,602
New York State Energy Research & Development Authority Pollution Control Revenue
(Consolidated Edison Co. of New York Inc. Project)	0.159%	5/1/32 (10)	6,000	5,573
New York State Energy Research & Development Authority Pollution Control Revenue
(Consolidated Edison Co. of New York Inc. Project)	0.159%	5/1/32 (10)	3,000	2,700
New York State Energy Research & Development Authority Pollution Control Revenue
(New York State Electric & Gas Corp. Project)	2.250%	12/1/15	9,500	9,514
New York State Environmental Facilities Corp. Revenue (Personal Income Tax)	5.250% 12/15/24		7,240	8,187
New York State Environmental Facilities Corp. Revenue (Personal Income Tax)	5.250% 12/15/25		15,950	17,990
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/19	4,000	4,576
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/27	5,000	5,971
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/27	14,910	17,747
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/28	11,460	13,532
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/29	17,830	21,002
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/30	26,230	30,603
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/31	3,670	4,251
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	5/15/16	3,825	3,927
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	5/15/21 (Prere.)	5	6
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	5/15/21 (Prere.)	5	6
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	5/15/21 (Prere.)	5	6
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	5/15/21 (Prere.)	5	6
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	5/15/21 (Prere.)	10	12
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	5/15/21 (Prere.)	5	6
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	5/15/21 (Prere.)	5	6
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000% 11/15/23		3,785	4,483
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000% 11/15/24		3,470	4,100
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000% 11/15/25		6,030	7,089
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000% 11/15/27		3,345	3,882
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000% 11/15/28		6,150	7,156
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000% 11/15/29		5,315	6,190
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000% 11/15/30		1,835	2,137
New York State GO	4.500%	2/1/17	14,125	14,855
New York State GO	4.500%	2/1/18	24,735	26,912
New York State GO	4.500%	2/1/19	10,670	11,913
New York State GO	5.000%	2/1/30	3,000	3,409
New York State GO	5.000%	2/15/30	20,000	23,212
New York State Housing Finance Agency Revenue (Personal Income Tax) VRDO	0.010%	11/6/15	10,000	10,000
New York State Housing Finance Agency Revenue (Service Contract) VRDO	0.050%	11/6/15 LOC	4,695	4,695
New York State Local Government Assistance Corp. Revenue	5.500%	4/1/17	1,025	1,073
New York State Local Government Assistance Corp. Revenue	5.500%	4/1/17 (4)	4,100	4,292
New York State Local Government Assistance Corp. Revenue	5.000%	4/1/19	6,640	7,555
New York State Thruway Authority Revenue	5.000%	1/1/20 (14)	8,940	9,728
New York State Thruway Authority Revenue	5.000%	1/1/21 (14)	8,000	8,705
New York State Thruway Authority Revenue	5.000%	1/1/22 (14)	10,000	10,868
New York State Thruway Authority Revenue	5.000%	1/1/29	21,195	24,350
New York State Thruway Authority Revenue	5.000%	1/1/31	7,000	7,973
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/17 (Prere.)	6,650	7,073
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/17 (Prere.)	5,650	6,010

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/18	13,260	14,634
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/20	11,395	12,339
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/20	10,400	11,621
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/20	9,890	11,423
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/23	8,515	9,530
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/25	4,500	5,027
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/27	7,000	7,770
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/27	21,600	24,841
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/28	13,505	15,531
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/30	27,175	31,226
New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/21	24,890	27,928
New York State Thruway Authority Revenue (Personal Income Tax)	5.250%	3/15/27	7,115	7,728
New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/29	7,000	7,803
New York State Thruway Authority Revenue (Second Generation Highway & Bridge Trust Fund)	5.000%	4/1/22	22,710	26,141
New York State Urban Development Corp Revenue (Personal Income Tax)	5.000%	3/15/20	10,000	11,631
New York State Urban Development Corp. Revenue	5.000% 12/15/15		4,000	4,025
New York State Urban Development Corp. Revenue	5.000%	1/1/16	22,360	22,546
New York State Urban Development Corp. Revenue	5.250%	1/1/17	12,000	12,674
New York State Urban Development Corp. Revenue	5.250%	1/1/18	36,140	39,674
New York State Urban Development Corp. Revenue	5.250%	1/1/22	7,500	8,361
New York State Urban Development Corp. Revenue	4.375%	3/15/22	9,020	9,839
New York State Urban Development Corp. Revenue	5.000% 12/15/22		2,000	2,260
New York State Urban Development Corp. Revenue	5.000% 12/15/23		2,615	2,955
New York State Urban Development Corp. Revenue	5.000%	1/1/26	7,910	8,728
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/18	27,000	29,742
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/18	1,700	1,873
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000% 12/15/18		20,000	22,541
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/19	4,185	4,747
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000% 12/15/19		40,760	47,117
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000% 12/15/20		36,240	41,672
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.500%	3/15/21 (14)	10,000	12,122
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000% 12/15/21		18,310	21,016
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/22	18,695	22,357
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.500%	3/15/22 (14)	21,000	25,773
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/23	11,150	13,494
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000% 12/15/23		7,180	7,843
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/24	35,500	43,349
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/25	52,210	63,700
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/26	18,425	21,494
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/26	40,000	48,176
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/28	6,950	7,735
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/30	14,910	17,297
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/31	10,000	11,564
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/31	16,000	18,503
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/31	28,030	32,416
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/33	30,890	35,323
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/33	28,000	32,018
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/18	8,000	8,739
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/18	24,275	26,518
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/19	3,625	4,087
New York State Urban Development Corp. Revenue (Service Contract)	5.250%	1/1/19 (4)	7,050	7,727
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/20	8,165	9,445
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/21	11,345	13,073
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/22	5,120	5,900
New York State Urban Development Corp. Revenue (Service Contract)	5.250%	1/1/25	15,000	16,676
Niagara NY Area Development Corp. Revenue (Niagara University Project)	5.000%	5/1/17	250	263
Niagara NY Area Development Corp. Revenue (Niagara University Project)	5.000%	5/1/18	280	303
Niagara NY Area Development Corp. Revenue (Niagara University Project)	5.000%	5/1/19	350	387
Port Authority of New York & New Jersey Revenue	5.000%	9/1/27	1,250	1,498
Port Authority of New York & New Jersey Revenue	5.000% 10/15/29		5,500	6,587
Port Authority of New York & New Jersey Revenue	5.250%	7/15/30	18,635	21,655
Port Authority of New York & New Jersey Revenue	5.000% 10/15/31		27,175	32,080
Port Authority of New York & New Jersey Revenue	5.000%	9/1/33	1,000	1,159
Port Authority of New York & New Jersey Revenue	5.000% 10/15/35		7,000	8,119
3 Port Authority of New York & New Jersey Revenue TOB VRDO	0.010%	11/6/15	1,220	1,220
Port Authority of New York & New Jersey Special Obligation Revenue
(John F. Kennedy International Air Terminal LLC)	6.500%	12/1/28	25,000	25,125
Syracuse NY Industrial Development Agency Civic Facility Revenue
(Syracuse University Project) VRDO	0.119%	12/1/29 (2)	4,375	3,981
Tobacco Settlement Financing Corp. New York Revenue	5.000%	6/1/22	13,040	13,405
Tobacco Settlement Financing Corp. New York Revenue	5.000%	6/1/22	5,000	5,340

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Triborough Bridge & Tunnel Authority New York Revenue	5.250% 11/15/15		3,000	3,006
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	1/1/16	3,000	3,024
Triborough Bridge & Tunnel Authority New York Revenue	5.000% 11/15/16		2,000	2,096
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	5/15/18 (Prere.)	4,550	5,036
Triborough Bridge & Tunnel Authority New York Revenue	5.000% 11/15/25		24,975	27,817
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	1/1/26	15,000	17,571
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	1/1/28	15,000	17,485
Triborough Bridge & Tunnel Authority New York Revenue	5.000% 11/15/30		7,415	8,256
Triborough Bridge & Tunnel Authority New York Revenue PUT	5.000% 11/15/15		20,000	20,000
3 Triborough Bridge & Tunnel Authority New York Revenue TOB VRDO	0.030%	11/6/15	4,950	4,950
United Nations Development Corp. New York Revenue	5.000%	7/1/21	7,200	8,092
Utility Debt Securitization Authority New York Revenue	5.000% 12/15/29		33,000	39,352
Utility Debt Securitization Authority New York Revenue	5.000% 12/15/31		5,140	6,063
Utility Debt Securitization Authority New York Revenue	5.000% 12/15/34		4,500	5,320
Utility Debt Securitization Authority New York Revenue	5.000% 12/15/36		26,000	30,536
Westchester County NY GO	5.000%	7/1/21 (ETM)	240	287
Westchester County NY GO	5.000%	7/1/21	12,075	14,480
Westchester County NY Health Care Corp. Revenue	5.000%	11/1/30	1,935	2,078
Westchester County NY Health Care Corp. Revenue	6.000%	11/1/30	1,000	1,136
				6,801,566
North Carolina (1.3%)
Buncombe County NC Limited Obligation Revenue	5.000%	6/1/19	2,515	2,864
Buncombe County NC Limited Obligation Revenue	5.000%	6/1/20	5,280	6,151
Charlotte NC COP	5.000%	6/1/16	2,000	2,055
Charlotte NC GO	5.000%	7/1/16	5,000	5,160
Charlotte NC GO	5.000%	12/1/19	7,780	9,028
Charlotte NC GO	5.000%	7/1/22	3,280	3,992
Charlotte NC GO	5.000%	7/1/23	3,355	4,061
Durham Capital Financing Corp. North Carolina Limited Obligation Revenue	5.000%	6/1/33	3,210	3,657
Guilford County NC GO	5.000%	3/1/22	3,220	3,887
Mecklenburg County NC COP	4.750%	2/1/19 (Prere.)	2,500	2,806
Mecklenburg County NC COP	5.000%	2/1/19 (Prere.)	3,390	3,832
Mecklenburg County NC COP	5.000%	2/1/19 (Prere.)	1,200	1,357
Mecklenburg County NC COP	5.000%	2/1/19 (Prere.)	1,000	1,131
Mecklenburg County NC GO	5.000%	2/1/17	3,635	3,845
Mecklenburg County NC GO	5.000%	3/1/17	1,000	1,061
Mecklenburg County NC GO	5.000%	3/1/19 (Prere.)	3,715	4,206
Mecklenburg County NC GO	5.000%	2/1/21	1,120	1,332
New Hanover County NC Hospital Revenue (New Hanover Regional Medical Center Project)	5.000%	10/1/27 (4)	9,900	10,948
North Carolina Capital Facilities Finance Agency Revenue (YMCA of the Triangle) VRDO	0.040%	11/6/15 LOC	1,125	1,125
North Carolina Capital Facilities Financial Solid Waste Disposal Revenue (Duke Energy)	4.375%	10/1/31	4,250	4,533
North Carolina Capital Improvement Revenue	5.000%	5/1/17	11,115	11,858
North Carolina Capital Improvement Revenue	5.000%	5/1/19	15,500	17,623
North Carolina Capital Improvement Revenue	5.000%	5/1/20	15,385	17,892
North Carolina Capital Improvement Revenue	5.000%	5/1/21	13,495	15,981
North Carolina Capital Improvement Revenue	5.000%	5/1/27	30,510	34,824
North Carolina Capital Improvement Revenue	5.000%	5/1/29	28,585	32,609
North Carolina Eastern Municipal Power Agency Power Systems Revenue	3.000%	1/1/16 (ETM)	1,815	1,824
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/16 (ETM)	1,500	1,512
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/16 (ETM)	5,000	5,042
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/16 (ETM)	4,000	4,033
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/19 (Prere.)	22,510	25,417
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.500%	1/1/19 (Prere.)	3,000	3,434
North Carolina GAN	5.000%	3/1/21	2,060	2,414
North Carolina GAN	5.000%	3/1/24	13,000	15,601
North Carolina GAN	5.000%	3/1/25	19,100	23,086
North Carolina GAN	5.000%	3/1/27	5,955	6,957
North Carolina GAN	5.000%	3/1/29	15,000	17,229
North Carolina GAN PUT	4.000%	3/1/18	11,000	11,632
North Carolina GO	5.000%	6/1/16	15,050	15,475
North Carolina GO	5.000%	9/1/16	1,165	1,211
North Carolina GO	5.000%	3/1/17	1,925	2,043
North Carolina GO	5.000%	3/1/17 (Prere.)	700	743
North Carolina GO	5.000%	3/1/17 (Prere.)	9,300	9,866
North Carolina GO	5.000%	5/1/18	11,900	13,177
North Carolina GO	5.000%	6/1/19	14,515	16,614
North Carolina GO	5.000%	6/1/19	5,000	5,723
North Carolina GO	4.000%	5/1/23	39,470	45,571
North Carolina Infrastructure Financial Corp. Capital Improvements COP	5.000%	2/1/17 (Prere.)	10,000	10,554
North Carolina Infrastructure Financial Corp. Capital Improvements COP	5.000%	2/1/18 (4)	9,675	10,214
North Carolina Medical Care Commission Health Care Facilities Revenue
(Cape Fear Valley Health System)	5.000%	10/1/21	8,610	9,895

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
North Carolina Medical Care Commission Health Care Facilities Revenue
(Cape Fear Valley Health System)	5.000%	10/1/22	9,155	10,555
North Carolina Medical Care Commission Health Care Facilities Revenue
(Novant Health Obligated Group)	5.000%	11/1/30	2,435	2,715
North Carolina Medical Care Commission Health Care Facilities Revenue (Vidant Health)	5.000%	6/1/28	1,250	1,438
North Carolina Medical Care Commission Health Care Facilities Revenue (Vidant Health)	5.000%	6/1/29	2,000	2,276
North Carolina Medical Care Commission Health Care Facilities Revenue (WakeMed)	5.000%	10/1/31	12,500	13,797
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.000%	6/1/20	1,375	1,581
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.000%	6/1/21	5,000	5,697
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.000%	6/1/22	5,000	5,650
North Carolina Medical Care Commission Hospital Revenue (Southeastern Regional Medical Center)	5.000%	6/1/23	1,825	2,075
North Carolina Medical Care Commission Hospital Revenue (Southeastern Regional Medical Center)	5.000%	6/1/25	1,035	1,160
North Carolina Municipal Power Agency No. 1 Revenue (Catawba Electric)	5.250%	1/1/18 (ETM)	5,000	5,475
North Carolina Municipal Power Agency No. 1 Revenue (Catawba Electric)	5.250%	1/1/18 (Prere.)	3,085	3,385
North Carolina Municipal Power Agency No. 1 Revenue (Catawba Electric)	5.250%	1/1/18 (Prere.)	2,000	2,194
North Carolina Municipal Power Agency No. 1 Revenue (Catawba Electric)	5.000%	1/1/30	4,500	4,966
North Carolina Revenue	5.000%	11/1/19	5,000	5,769
North Carolina State University at Raleigh General Revenue	5.000%	10/1/25	2,655	3,207
University of North Carolina University System Revenue	5.250%	10/1/19 (Prere.)	1,720	1,998
University of North Carolina University System Revenue	5.250%	10/1/19 (Prere.)	1,590	1,847
Wake County NC GO	5.000%	2/1/20	7,500	8,737
Wake County NC GO	5.000%	3/1/21	3,125	3,724
Wake County NC Limited Obligation Revenue	5.000%	6/1/28	3,000	3,382
				558,713
North Dakota (0.0%)
Burleigh County ND Health Care Revenue (St. Alexis Medical Center Project)	5.000%	7/1/21 (Prere.)	1,500	1,787
Burleigh County ND Health Care Revenue (St. Alexis Medical Center Project)	5.000%	7/1/21 (Prere.)	1,000	1,191
Burleigh County ND Health Care Revenue (St. Alexis Medical Center Project)	5.000%	7/1/21 (Prere.)	1,300	1,549
				4,527
Ohio (2.6%)
Akron OH Bath & Copley Joint Township Hospital District Revenue
(Children’s Hospital Medical Center of Akron)	5.000% 11/15/32		7,500	8,268
Akron OH GO	5.000%	12/1/15 (Prere.)	5,300	5,322
Akron OH Income Tax Revenue (Community Learning Centers)	5.000%	12/1/27	5,830	6,723
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	9/1/17	14,645	15,743
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.250%	9/1/27	30,000	34,422
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/16 (ETM)	2,845	2,885
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/16	1,155	1,171
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/17 (ETM)	3,885	4,113
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/17	2,885	3,050
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/18 (Prere.)	16,520	18,212
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/24	11,430	13,025
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/25	10,000	11,365
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/28	1,035	1,124
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/23	2,375	2,801
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.250%	2/15/29	6,120	7,017
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/31	9,145	10,247
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/32	13,480	15,064
American Municipal Power Ohio Inc. Revenue (Hydroelectric Projects)	5.250%	2/15/18	16,000	17,573
American Municipal Power Ohio Inc. Revenue (Hydroelectric Projects)	5.250%	2/15/19	13,050	14,786
American Municipal Power Ohio Inc. Revenue (Hydroelectric Projects)	5.000%	2/15/20	10,310	11,874
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	5.000%	2/15/19 (Prere.)	5,000	5,662
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project) PUT	5.000%	8/15/19	7,000	7,834
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	5.125%	6/1/24	11,345	10,156
Cincinnati OH City School District GO	5.250%	12/1/20 (14)	7,000	8,318
Cincinnati OH City School District GO	5.250%	6/1/21	3,810	4,430
Cincinnati OH City School District GO	5.250%	12/1/21 (14)	5,710	6,889
Cincinnati OH City School District GO	5.250%	6/1/22	3,180	3,691
Cincinnati OH City School District GO	5.250%	12/1/22 (14)	10,000	12,214
Cleveland OH GO	5.000%	12/1/18	1,000	1,120
Cleveland OH GO	5.000%	12/1/19	1,780	2,038
Cleveland OH Income Tax Revenue	5.000%	10/1/28	5,005	5,741
Cleveland OH Income Tax Revenue	5.000%	10/1/29	4,800	5,476
Cleveland OH Income Tax Revenue	5.000%	10/1/30	10,020	11,348
Cleveland OH Municipal School District GO	5.000%	12/1/26	1,660	1,937
Cleveland OH Municipal School District GO	5.000%	12/1/27	1,000	1,156
Cleveland OH Public Power System Revenue	5.000% 11/15/16 (Prere.)		2,365	2,479
Cleveland OH Public Power System Revenue	5.000% 11/15/16 (Prere.)		3,900	4,088
Cleveland OH Public Power System Revenue	5.000% 11/15/16 (Prere.)		7,300	7,651
Cleveland OH Public Power System Revenue	5.000% 11/15/16 (Prere.)		3,875	4,061
Cleveland OH Public Power System Revenue	5.000% 11/15/16 (Prere.)		3,780	3,962

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cleveland OH Public Power System Revenue	5.000% 11/15/20 (14)		2,135	2,231
Cleveland OH Public Power System Revenue	5.000% 11/15/21 (14)		3,555	3,714
Cleveland OH Public Power System Revenue	5.000% 11/15/22 (14)		6,765	7,061
Cleveland OH Public Power System Revenue	5.000% 11/15/23 (14)		3,630	3,785
Cleveland OH Public Power System Revenue	5.000% 11/15/24 (14)		3,570	3,722
Cleveland OH Water Revenue	5.000%	1/1/23	2,400	2,850
Cleveland OH Water Revenue	5.000%	1/1/25	2,500	2,936
Cleveland OH Water Revenue	5.000%	1/1/26	2,250	2,633
Cleveland State University Ohio General Receipts Revenue	5.000%	6/1/29	5,000	5,671
Cleveland State University Ohio General Receipts Revenue	5.000%	6/1/30	5,225	5,905
Cleveland State University Ohio General Receipts Revenue	5.000%	6/1/31	8,640	9,707
Cleveland State University Ohio General Receipts Revenue	5.000%	6/1/32	9,060	10,152
Cleveland-Cuyahoga County OH Port Authority Revenue
(Carnegie/89th Garage & Service Center LLC Project) VRDO	0.010%	11/6/15 LOC	10,275	10,275
Columbus OH City School District GO	4.000%	12/1/17	1,000	1,067
Columbus OH City School District School Facilities Construction & Improvement GO	5.000%	12/1/16 (4)	6,000	6,297
Columbus OH City School District School Facilities Construction & Improvement GO	4.000%	12/1/19	2,000	2,194
Columbus OH GO	5.000%	7/1/16	2,500	2,580
Columbus OH GO	5.000%	2/15/21	7,190	8,536
Columbus OH GO	5.000%	2/15/22	3,000	3,616
Columbus OH GO	5.000%	8/15/24	10,295	12,764
Columbus OH Metropolitan Library Special Obligation Revenue	5.000%	12/1/24	1,325	1,529
Cuyahoga County OH Economic Development Revenue (Med Mart/Convention Center Project)	5.000%	12/1/20	7,000	8,191
Cuyahoga County OH Economic Development Revenue (Med Mart/Convention Center Project)	5.000%	12/1/21	7,300	8,439
Cuyahoga County OH GO	5.000%	12/1/19	2,120	2,448
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/26	1,500	1,816
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/28	2,000	2,387
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/29	3,715	4,406
Cuyahoga OH Community College District Revenue	5.000%	8/1/22	6,610	7,542
Cuyahoga OH Community College District Revenue	5.000%	8/1/23	3,470	3,951
Cuyahoga OH Community College District Revenue	5.000%	8/1/24	2,500	2,839
Dayton OH City School District GO	5.000%	11/1/21	9,210	10,894
Dayton OH City School District GO	5.000%	11/1/22	5,500	6,586
Delaware County OH Port Authority Economic Development Revenue
(Columbus Zoological Park Association Project) VRDO	0.020%	11/6/15 LOC	1,350	1,350
Fairfield County OH Hospital Facilities Revenue (Fairfield Medical Center)	5.125%	6/15/33	11,000	11,873
Franklin County OH Convention Facilities Authority Revenue	5.000%	12/1/20	6,000	7,043
Franklin County OH Convention Facilities Authority Revenue	5.000%	12/1/28	7,000	8,231
Franklin County OH Convention Facilities Authority Revenue	5.000%	12/1/29	5,000	5,842
Franklin County OH Convention Facilities Authority Revenue	5.000%	12/1/30	8,640	10,020
Franklin County OH Convention Facilities Authority Revenue	5.000%	12/1/31	10,000	11,537
Franklin County OH Convention Facilities Authority Revenue	5.000%	12/1/32	10,000	11,494
Franklin County OH Convention Facilities Authority Revenue	5.000%	12/1/33	10,000	11,452
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.) VRDO	0.010%	11/6/15	1,500	1,500
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.) VRDO	0.010%	11/6/15	11,300	11,300
Franklin County OH Hospital Revenue (Nationwide Hospital) VRDO	0.010%	11/6/15	250	250
Hamilton County OH Economic Development Revenue (University of Cincinnati Lessee Project)	5.000%	6/1/16 (Prere.)	5,000	5,138
Hamilton County OH Sales Tax Revenue	5.000%	12/1/18 (2)	7,950	8,358
Hamilton County OH Sales Tax Revenue	5.000%	12/1/19 (2)	22,380	23,522
Hamilton County OH Sales Tax Revenue	5.000%	12/1/23 (2)	18,515	19,396
Huber Heights OH City School District GO	4.750%	12/1/19 (Prere.)	890	1,020
Huber Heights OH City School District GO	4.875%	12/1/27	150	169
Huber Heights OH City School District GO	5.000%	12/1/28	1,000	1,127
Huber Heights OH City School District GO	5.000%	12/1/30	1,000	1,128
Kent State University Ohio Revenue	5.000%	5/1/29	1,000	1,133
Kent State University Ohio Revenue	5.000%	5/1/30	1,750	1,974
Kent State University Ohio Revenue	5.000%	5/1/31	4,000	4,497
Lake County OH Hospital Facilities Revenue (Lake Hospital System Inc.)	5.000%	8/15/25	2,675	3,103
Lake County OH Hospital Facilities Revenue (Lake Hospital System Inc.)	5.000%	8/15/26	1,170	1,346
Lake County OH Hospital Facilities Revenue (Lake Hospital System Inc.)	5.000%	8/15/28	2,255	2,558
Lake County OH Hospital Facilities Revenue (Lake Hospital System Inc.)	5.000%	8/15/29	1,745	1,965
Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	4/1/16 (4)	6,200	6,321
Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	4/1/16 (4)	6,200	6,321
Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	4/1/17 (4)	6,600	6,997
Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	4/1/17 (4)	6,600	6,997
Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	4/1/18 (4)	7,300	7,985
Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	4/1/18 (4)	7,300	7,985
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	5.000% 11/15/26		11,920	13,675
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	5.750% 11/15/31		6,000	7,158
Miami University of Ohio General Receipts Revenue	5.000%	9/1/31	2,000	2,315
Middletown OH Hospital Facilities Revenue (Atrium Medical Center) VRDO	0.010%	11/6/15 LOC	2,400	2,400

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Montgomery County OH Revenue (Catholic Health Initiatives) TOB VRDO	0.180%	11/6/15	6,565	6,565
Ohio Building Authority Revenue (Administration Building Fund)	5.000%	10/1/19	5,000	5,751
Ohio Building Authority Revenue (Administration Building Fund)	5.000%	10/1/26	1,975	2,204
Ohio Building Authority Revenue (Adult Correctional Building)	5.250%	4/1/17	5,565	5,939
Ohio Building Authority Revenue (Adult Correctional Building)	5.125%	4/1/30	1,475	1,639
Ohio Capital Facilities Lease-Appropriation Revenue
(Mental Health Facilities Improvement Fund Projects)	5.000%	2/1/23	2,075	2,498
Ohio Common Schools GO	5.000%	9/15/19	9,655	11,105
Ohio Common Schools GO	5.000%	6/15/20	7,730	9,047
Ohio GO	5.000%	3/15/16 (Prere.)	12,755	12,985
Ohio GO	5.000%	3/15/16 (Prere.)	13,000	13,235
Ohio GO	5.000%	5/1/16 (Prere.)	7,710	7,895
Ohio GO	5.000%	8/1/16	3,000	3,109
Ohio GO	5.000%	9/1/16	2,870	2,985
Ohio GO	5.000%	9/15/16	5,415	5,640
Ohio GO	5.000%	9/15/16	5,130	5,344
Ohio GO	5.000%	9/15/19	9,025	10,384
Ohio GO	5.000%	4/1/21	4,440	5,231
Ohio GO VRDO	0.010%	11/6/15	1,100	1,100
Ohio GO VRDO	0.010%	11/6/15	1,500	1,500
Ohio Higher Education GO	5.000%	5/1/16 (Prere.)	7,405	7,583
Ohio Higher Educational Facility Commission Revenue
(Cleveland Clinic Health System Obligated Group)	5.000%	1/1/29	4,500	5,195
Ohio Higher Educational Facility Commission Revenue
(Cleveland Clinic Health System Obligated Group) VRDO	0.010%	11/2/15	1,670	1,670
Ohio Higher Educational Facility Commission Revenue
(Cleveland Clinic Health System Obligated Group) VRDO	0.010%	11/2/15	1,550	1,550
Ohio Higher Educational Facility Commission Revenue
(Cleveland Clinic Health System Obligated Group) VRDO	0.010%	11/2/15	8,900	8,900
Ohio Higher Educational Facility Commission Revenue (Denison University Project)	5.000%	11/1/17 (Prere.)	980	1,065
Ohio Higher Educational Facility Commission Revenue (Denison University Project)	5.000%	11/1/17 (Prere.)	1,880	2,044
Ohio Higher Educational Facility Commission Revenue (Denison University Project)	5.000%	11/1/26	3,020	3,263
Ohio Higher Educational Facility Commission Revenue (Oberlin College Project)	5.000%	10/1/19	24,015	27,623
Ohio Higher Educational Facility Commission Revenue (University of Dayton Project)	5.000%	12/1/16 (Prere.)	2,500	2,626
Ohio Highway Capital Improvements GO	5.000%	5/1/16	11,010	11,278
Ohio Highway Capital Improvements GO	5.000%	5/1/27	10,220	11,997
Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group)	5.000%	1/1/27	9,330	10,365
Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group)	5.125%	1/1/28	11,670	12,994
3 Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group) TOB VRDO	0.020%	11/5/15	12,400	12,400
Ohio Housing Finance Agency Residential Mortgage Revenue	6.125%	9/1/28	1,325	1,386
Ohio Major New State Infrastructure Project Revenue	5.000%	6/15/16	5,000	5,148
Ohio Major New State Infrastructure Project Revenue	5.000%	6/15/16 (4)	5,000	5,148
Ohio Major New State Infrastructure Project Revenue	5.500%	6/15/18 (Prere.)	4,000	4,487
Ohio Major New State Infrastructure Project Revenue	5.000% 12/15/22		5,235	6,295
Ohio Major New State Infrastructure Project Revenue	5.000% 12/15/23		3,250	3,893
Ohio Parks & Recreation Capital Facilities Revenue	5.000%	2/1/27	3,150	3,736
Ohio Parks & Recreation Capital Facilities Revenue	5.000%	2/1/28	3,310	3,899
Ohio Parks & Recreation Capital Facilities Revenue	5.000%	2/1/29	3,475	4,057
Ohio State University General Receipts Revenue	5.000%	12/1/18 (Prere.)	250	281
Ohio State University General Receipts Revenue	5.000%	12/1/19 (Prere.)	215	249
Ohio State University General Receipts Revenue	5.000%	12/1/20	3,535	4,064
Ohio State University General Receipts Revenue	5.000%	12/1/26	2,250	2,510
Ohio Turnpike Commission Turnpike Revenue	5.500%	2/15/20 (14)	9,000	10,620
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/22	1,750	2,013
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/28	2,000	2,286
Ohio Turnpike Commission Turnpike Revenue	5.250%	2/15/29	3,000	3,479
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/31	7,195	8,106
Ohio Water Development Authority Drinking Water Assistance Fund Revenue	5.000%	6/1/18 (Prere.)	3,585	3,970
Ohio Water Development Authority Drinking Water Assistance Fund Revenue	5.250%	12/1/19	5,775	6,737
Ohio Water Development Authority Drinking Water Assistance Fund Revenue	5.250%	12/1/20	5,570	6,651
Ohio Water Development Authority Fresh Water Revenue	5.000%	12/1/18	3,000	3,383
3 Ohio Water Development Authority Fresh Water Revenue TOB VRDO	0.110%	11/6/15	5,890	5,890
Ohio Water Development Authority Pollution Control Revenue
(FirstEnergy Nuclear Generation Corp. Project) PUT	2.200%	6/1/16	10,000	10,030
Ohio Water Development Authority Pollution Control Revenue (Water Quality)	5.000%	6/1/24	3,325	4,107
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.250%	6/1/18	5,635	6,291
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.000%	12/1/19	5,000	5,794
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.000%	6/1/21	9,160	10,911
Penta Career Center Ohio COP	5.250%	4/1/23	2,480	2,906
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.000%	2/15/16	3,190	3,224
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.000%	2/15/17	3,350	3,492

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.000%	2/15/18	3,520	3,755
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.000%	2/15/19	3,195	3,427
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.000%	2/15/20	3,680	3,931
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.500%	2/15/28	17,000	18,377
University of Akron Ohio General Receipts Revenue	5.000%	1/1/23 (4)	8,010	9,035
University of Akron Ohio General Receipts Revenue	5.000%	1/1/24 (4)	3,335	3,752
University of Akron Ohio General Receipts Revenue	5.000%	1/1/25 (4)	2,500	2,807
University of Akron Ohio General Receipts Revenue	5.000%	1/1/26 (4)	2,000	2,241
University of Akron Ohio General Receipts Revenue	5.000%	1/1/27 (4)	2,000	2,234
University of Akron Ohio General Receipts Revenue	5.000%	1/1/28 (4)	2,500	2,812
University of Akron Ohio General Receipts Revenue	5.000%	1/1/31	2,175	2,451
University of Cincinnati Ohio General Receipts Revenue	5.000%	6/1/22	2,455	2,944
University of Cincinnati Ohio General Receipts Revenue	5.000%	6/1/29	6,385	7,294
University of Cincinnati Ohio General Receipts Revenue	5.000%	6/1/30	1,000	1,137
				1,166,189
Oklahoma (0.3%)
Norman OK Regional Hospital Authority Revenue	0.212%	9/1/22 (14)	11,700	10,881
Oklahoma Capitol Improvement Authority Facilities Revenue	5.000%	7/1/23	2,500	3,044
Oklahoma Capitol Improvement Authority Facilities Revenue	5.000%	7/1/24	1,500	1,840
Oklahoma Capitol Improvement Authority Facilities Revenue	5.000%	7/1/25	3,000	3,645
Oklahoma Capitol Improvement Authority Facilities Revenue	5.000%	7/1/26	2,500	3,005
Oklahoma Capitol Improvement Authority Facilities Revenue	5.000%	7/1/27	3,000	3,574
Oklahoma Capitol Improvement Authority Facilities Revenue	5.000%	7/1/28	2,000	2,370
Oklahoma Capitol Improvement Authority Facilities Revenue	5.000%	7/1/29	2,500	2,942
Oklahoma Capitol Improvement Authority Facilities Revenue	5.000%	7/1/30	2,500	2,923
Oklahoma City OK GO	5.000%	3/1/17	7,335	7,781
Oklahoma City OK Water Utilities Trust Water & Sewer Revenue	5.000%	7/1/23	1,500	1,832
Oklahoma City OK Water Utilities Trust Water & Sewer Revenue	5.000%	7/1/31	4,255	4,932
Oklahoma City OK Water Utilities Trust Water & Sewer Revenue	5.000%	7/1/32	5,000	5,777
Oklahoma Development Finance Authority Health System Revenue
(Integris Health Obligated Group)	5.000%	8/15/18 (Prere.)	12,100	13,487
Oklahoma Development Finance Authority Health System Revenue
(Integris Health Obligated Group)	5.000%	8/15/25	2,000	2,449
Oklahoma Development Finance Authority Health System Revenue
(Integris Health Obligated Group)	5.000%	8/15/26	1,000	1,212
Oklahoma Development Finance Authority Health System Revenue
(Integris Health Obligated Group)	5.000%	8/15/27	1,750	2,101
Oklahoma Development Finance Authority Health System Revenue
(Integris Health Obligated Group)	5.000%	8/15/28	1,750	2,086
Oklahoma Development Finance Authority Health System Revenue
(Integris Health Obligated Group)	5.000%	8/15/29	1,750	2,069
Oklahoma Municipal Power Authority Power Supply System Revenue	5.875%	1/1/18 (Prere.)	1,045	1,159
Oklahoma Municipal Power Authority Power Supply System Revenue	5.000%	1/1/31	1,495	1,719
Oklahoma Municipal Power Authority Power Supply System Revenue	5.000%	1/1/32	3,770	4,318
Oklahoma Municipal Power Authority Power Supply System Revenue	5.000%	1/1/33	6,055	6,936
Oklahoma Turnpike Authority Revenue	5.000%	1/1/17	7,000	7,375
Oklahoma Turnpike Authority Revenue	5.000%	1/1/27	1,160	1,345
Tulsa County OK Industrial Authority Educational Facilities Lease Revenue	5.000%	9/1/24	3,500	4,146
Tulsa County OK Industrial Authority Educational Facilities Lease Revenue	5.000%	9/1/25	6,175	7,353
University of Oklahoma Revenue	5.000%	7/1/29	1,895	2,165
University of Oklahoma Revenue	5.000%	7/1/30	2,230	2,539
University of Oklahoma Revenue	5.000%	7/1/31	2,000	2,272
University of Oklahoma Revenue	5.000%	7/1/32	670	759
				120,036
Oregon (0.9%)
Forest Grove OR Campus Improvement Revenue (Pacific University Project)	5.000%	5/1/30	550	620
Forest Grove OR Campus Improvement Revenue (Pacific University Project)	5.000%	5/1/36	2,500	2,761
Multnomah County OR School District GO	5.000%	6/15/19	18,000	20,557
Multnomah County OR School District GO	5.000%	6/15/20	21,515	25,202
Multnomah County OR School District GO	5.000%	6/15/21	36,255	43,279
Oregon Department of Administrative Services COP	5.000%	5/1/19 (Prere.)	1,750	1,991
Oregon Department of Administrative Services COP	5.000%	5/1/19 (Prere.)	2,220	2,526
Oregon Department of Administrative Services COP	5.000%	5/1/19 (Prere.)	3,520	4,004
Oregon Department of Administrative Services COP	5.000%	5/1/19 (Prere.)	3,130	3,561
Oregon Department of Administrative Services COP	5.000%	11/1/19	2,000	2,303
Oregon Department of Administrative Services COP	5.000%	11/1/20	9,660	11,057
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/16	1,750	1,786
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/17 (Prere.)	5,675	6,035
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/23	1,430	1,742
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/23	6,355	7,743
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/23	3,500	4,265

138

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/23	2,110	2,571
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/24	7,000	8,571
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/25	2,130	2,592
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/25	8,015	9,754
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/25	5,440	6,720
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/29	8,000	9,580
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/31	11,010	12,630
Oregon Department of Administrative Services Lottery Revenue	5.250%	4/1/31	6,200	7,103
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/32	5,560	6,358
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/33	5,545	6,321
Oregon Department of Transportation Highway User Tax Revenue	5.000% 11/15/24		3,000	3,741
Oregon Department of Transportation Highway User Tax Revenue	5.000% 11/15/27		2,000	2,429
Oregon Department of Transportation Highway User Tax Revenue	5.000% 11/15/28		5,500	6,639
Oregon Department of Transportation Highway User Tax Revenue	5.000% 11/15/29		9,500	11,403
Oregon Department of Transportation Highway User Tax Revenue	5.000% 11/15/30		2,500	2,978
Oregon Facilities Authority Revenue (Legacy Health Project)	5.250%	5/1/20	6,085	7,092
Oregon Facilities Authority Revenue (Legacy Health Project)	5.250%	5/1/21	7,500	8,883
Oregon Facilities Authority Revenue (PeaceHealth)	5.000% 11/15/22		1,000	1,191
Oregon Facilities Authority Revenue (PeaceHealth)	5.000% 11/15/23		1,250	1,497
Oregon Facilities Authority Revenue (PeaceHealth)	5.000% 11/15/26		1,810	2,108
Oregon Facilities Authority Revenue (PeaceHealth)	5.000% 11/15/27		2,000	2,315
Oregon Facilities Authority Revenue (PeaceHealth)	5.000% 11/15/28		2,500	2,879
Oregon Facilities Authority Revenue (PeaceHealth)	5.000% 11/15/29		1,420	1,626
Oregon Facilities Authority Revenue (University of Portland)	5.000%	4/1/27	595	691
Oregon Facilities Authority Revenue (University of Portland)	5.000%	4/1/29	750	853
Oregon Facilities Authority Revenue (University of Portland)	5.000%	4/1/30	700	791
Oregon Facilities Authority Revenue (University of Portland)	5.000%	4/1/31	700	788
Oregon Facilities Authority Revenue (University of Portland)	5.000%	4/1/32	1,000	1,119
Oregon Facilities Authority Revenue (University of Portland)	5.000%	4/1/33	1,100	1,228
Oregon Facilities Authority Revenue (University of Portland)	5.000%	4/1/34	1,280	1,424
Oregon Facilities Authority Revenue (University of Portland)	5.000%	4/1/35	1,200	1,326
Oregon GO	5.000%	11/1/15	5,860	5,861
Oregon GO	5.000%	5/1/16	1,750	1,793
Oregon GO	5.000%	5/1/18	1,500	1,661
Oregon GO	5.000%	11/1/18	3,750	4,220
Oregon GO	5.000%	5/1/19	2,770	3,163
Oregon GO	5.000%	5/1/26	1,570	1,859
Oregon GO	5.000%	5/1/26	1,490	1,764
Oregon GO	5.000%	5/1/27	2,415	2,852
Oregon GO	5.000%	5/1/27	2,460	2,905
Oregon GO	5.000%	5/1/28	5,165	6,085
Oregon GO	5.000%	5/1/28	2,755	3,246
Oregon GO	5.000%	5/1/29	2,890	3,374
Oregon GO	5.000%	5/1/30	5,685	6,621
Oregon GO	5.000%	5/1/31	2,915	3,444
Oregon GO	5.000%	5/1/31	3,370	3,913
Oregon GO	5.000%	5/1/31	1,760	2,044
Oregon GO	5.000%	5/1/32	2,060	2,429
Oregon GO	5.000%	11/1/32	1,440	1,713
Oregon GO (Oregon University System Projects)	5.250%	8/1/28	1,650	1,979
Oregon GO (Oregon University System Projects)	5.250%	8/1/28	2,585	3,100
Oregon GO (Oregon University System Projects)	5.250%	8/1/29	2,725	3,235
Oregon GO (Oregon University System Projects)	5.250%	8/1/30	2,865	3,393
Oregon GO (Oregon University System Projects)	5.250%	8/1/30	2,050	2,428
Oregon GO (Oregon University System Projects)	5.250%	8/1/31	3,015	3,560
Port of Portland OR International Airport Revenue	5.000%	7/1/29	1,650	1,942
Port of Portland OR International Airport Revenue	5.000%	7/1/30	1,000	1,165
Port of Portland OR International Airport Revenue	5.000%	7/1/32	1,065	1,229
Port of Portland OR International Airport Revenue	5.000%	7/1/34	3,000	3,443
Portland OR Sewer System Revenue	5.000%	6/1/20	43,210	50,677
				409,731
Pennsylvania (3.8%)
Allegheny County PA GO	3.000%	12/1/15	8,480	8,502
Allegheny County PA GO	5.000%	11/1/29	15,000	16,837
Allegheny County PA Higher Education Building Authority University Revenue
(Duquesne University)	5.500%	3/1/29	1,290	1,455
Allegheny County PA Higher Education Building Authority University Revenue
(Duquesne University)	5.500%	3/1/31	2,720	3,053
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	0.921%	2/1/21	16,645	16,538
3 Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center) TOB VRDO	0.020%	11/6/15 LOC	2,000	2,000

Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Allegheny County PA Port Authority Revenue	5.750%	3/1/29	17,000	20,199
	Allegheny County PA Sanitary Authority Sewer Revenue	5.000%	12/1/23	3,400	4,060
	Allegheny County PA Sanitary Authority Sewer Revenue	5.000%	12/1/24	2,500	3,004
	Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue	5.000%	5/1/24	2,795	3,103
	Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue	5.000%	5/1/28	2,310	2,502
	Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue	5.000%	5/1/29	3,740	4,030
	Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue	5.000%	5/1/31	3,000	3,200
	Beaver County PA Industrial Development Authority Pollution Control Revenue
	(FirstEnergy Generation Project) PUT	2.200%	7/1/16	4,500	4,515
	Beaver County PA Industrial Development Authority Pollution Control Revenue
	(FirstEnergy Generation Project) PUT	2.500%	6/1/17	4,500	4,506
	Beaver County PA Industrial Development Authority Pollution Control Revenue
	(FirstEnergy Generation Project) PUT	2.700%	4/2/18	16,100	16,057
	Bucks County PA Water & Sewer Authority Water System Revenue	5.000%	6/1/19 (15)	2,000	2,266
	Central Bradford PA Progress Authority Revenue (Guthrie Healthcare System)	5.500%	12/1/31	12,500	14,536
	Central Bucks County PA School District GO	5.000%	5/15/20 (ETM)	625	731
	Central Bucks County PA School District GO	5.000%	5/15/20	1,645	1,919
	Commonwealth Financing Authority Pennsylvania Revenue	5.000%	6/1/21 (4)	3,940	4,516
	Commonwealth Financing Authority Pennsylvania Revenue	5.000%	6/1/25	875	1,000
	Commonwealth Financing Authority Pennsylvania Revenue	5.000%	6/1/32	7,000	7,708
	Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	5.250%	1/1/17 (ETM)	2,135	2,255
	Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	5.250%	1/1/17	240	253
	Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	5.500%	1/1/18 (ETM)	2,460	2,709
	Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	5.500%	1/1/18	275	301
	Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	5.750%	1/1/19 (Prere.)	3,075	3,530
	Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	6.000%	1/1/19 (Prere.)	3,770	4,357
	Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	5.750%	1/1/20	340	382
	Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	6.000%	1/1/21	420	475
	Dauphin County PA General Authority Health System Revenue (Pinnacle Health System Project)	6.000%	6/1/29	14,800	16,985
	Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000% 12/15/17		3,790	3,940
	Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000% 12/15/18		3,985	4,124
	Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000% 12/15/19		4,175	4,314
	Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000% 12/15/26		2,070	2,131
	Delaware River Port Authority Pennsylvania & New Jersey Revenue	5.000%	1/1/23	4,850	5,535
	Lancaster County PA Solid Waste Management Authority Solid Waste Disposal System Revenue	5.000% 12/15/33		5,750	6,498
	Lancaster PA Higher Education Authority College Revenue (Franklin & Marshall College)	5.000%	4/15/22	3,500	3,573
	Middletown PA School District GO	5.000%	3/1/31	3,030	3,399
	Middletown PA School District GO	5.000%	3/1/32	3,375	3,776
	Monroeville PA Finance Authority Revenue (UPMC Health System)	5.000%	2/15/29	6,995	7,895
	Montgomery County PA GO VRDO	0.010%	11/2/15	7,200	7,200
	Montgomery County PA Higher Education & Health Authority Hospital Revenue
	(Abington Memorial Hospital)	5.000%	6/1/25	5,765	6,331
	Montgomery County PA Higher Education & Health Authority Hospital Revenue
	(Abington Memorial Hospital)	5.000%	6/1/25	7,000	7,952
	Montgomery County PA Higher Education & Health Authority Hospital Revenue
	(Abington Memorial Hospital)	5.000%	6/1/27	6,000	6,760
	Montgomery County PA Higher Education & Health Authority Hospital Revenue
	(Abington Memorial Hospital)	5.000%	6/1/31	8,500	9,344
	Montgomery County PA Industrial Development Authority Health Services Revenue
	(Albert Einstein Healthcare Network)	5.000%	1/15/23	8,000	8,913
	Montgomery County PA Industrial Development Authority Health Services Revenue
	(Albert Einstein Healthcare Network)	5.000%	1/15/24	4,365	4,867
	Montgomery County PA Industrial Development Authority Health Services Revenue
	(Albert Einstein Healthcare Network)	5.000%	1/15/25	3,800	4,229
	Montgomery County PA Industrial Development Authority Health Services Revenue
	(Albert Einstein Healthcare Network)	5.250%	1/15/26	3,250	3,653
	Montgomery County PA Industrial Development Authority Health Services Revenue
	(Albert Einstein Healthcare Network)	5.250%	1/15/27	3,000	3,337
	Montgomery County PA Industrial Development Authority Health Services Revenue
	(Albert Einstein Healthcare Network)	5.250%	1/15/29	3,850	4,217
	Montgomery County PA Industrial Development Authority Health Services Revenue
	(Albert Einstein Healthcare Network)	5.250%	1/15/31	8,350	9,066
	Montgomery County PA Industrial Development Authority Health Services Revenue
	(Albert Einstein Healthcare Network)	5.250%	1/15/32	9,055	9,803
	Montgomery County PA Industrial Development Authority Pollution Control Revenue
	(Exelon Generation Co., LLC) PUT	2.500%	4/1/20	4,000	4,004
	Montgomery County PA Industrial Development Authority Pollution Control Revenue
	(Exelon Generation Co., LLC) PUT	2.500%	4/1/20	3,250	3,253
	Montour PA School District GO	5.000%	4/1/32 (4)	3,245	3,688
	Moon Industrial Development Authority Pennsylvania Revenue
	(Baptist Home Society Obligated Group)	5.625%	7/1/30	3,750	3,737

140

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Moon Industrial Development Authority Pennsylvania Revenue
(Baptist Home Society Obligated Group)	5.750%	7/1/35	6,925	6,896
Northampton County PA General Purpose Authority Hospital Revenue (St. Luke’s Hospital Project)	5.000%	8/15/20	1,000	1,102
Northampton County PA General Purpose Authority Hospital Revenue (St. Luke’s Hospital Project)	5.125%	8/15/21	1,000	1,099
Northampton County PA General Purpose Authority Hospital Revenue (St. Luke’s Hospital Project)	5.250%	8/15/22	1,000	1,098
Northampton County PA General Purpose Authority Hospital Revenue (St. Luke’s Hospital Project)	5.250%	8/15/23	1,500	1,637
Northampton County PA General Purpose Authority Hospital Revenue (St. Luke’s Hospital Project)	5.250%	8/15/24	3,000	3,261
Pennsylvania Convention Center Authority Revenue	6.700%	9/1/16 (ETM)	465	487
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare Network)	6.250% 10/15/19 (Prere.)		3,110	3,609
Pennsylvania Economic Development Financing Authority Pollution Control Revenue
(PPL Electric Utilities Corp. Project)	4.000%	10/1/23	17,500	19,166
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	2/1/23	1,250	1,498
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	2/1/24	3,000	3,612
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	2/1/25	2,180	2,629
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	2/1/26	3,000	3,587
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	2/1/27	4,705	5,570
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	2/1/29	6,000	6,898
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	2/1/31	12,965	14,660
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	2/1/32	6,865	7,718
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	2/1/33	10,000	11,209
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	7/1/33	10,000	11,201
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	5.000%	7/1/20	20,000	22,743
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	5.000%	1/1/21	10,000	11,165
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	5.000%	7/1/22	15,000	15,470
Pennsylvania GO	5.000%	5/1/19	15,000	16,944
Pennsylvania GO	5.000%	7/1/19	14,925	16,926
Pennsylvania GO	5.000%	6/1/21	20,000	23,471
Pennsylvania GO	5.000%	7/1/21	32,365	38,029
Pennsylvania GO	5.375%	7/1/21	4,950	5,916
Pennsylvania GO	5.000%	6/1/22	19,450	23,003
Pennsylvania GO	5.000% 11/15/23		4,705	5,502
Pennsylvania GO	5.000%	8/15/24	44,000	52,864
Pennsylvania GO	5.000%	4/1/25	7,500	8,825
Pennsylvania GO	5.000%	3/15/28	21,000	24,649
Pennsylvania GO	4.000% 10/15/28		11,550	12,441
Pennsylvania GO	4.000%	8/15/29 (4)	17,000	18,253
Pennsylvania GO	4.000%	6/15/30	24,400	25,710
Pennsylvania GO	4.000%	8/15/30 (4)	19,000	20,219
Pennsylvania Higher Education Assistance Agency Revenue	5.000% 12/15/20		2,560	2,975
Pennsylvania Higher Education Assistance Agency Revenue	5.000% 12/15/21		1,830	2,103
Pennsylvania Higher Educational Facilities Authority Revenue
(Foundation for Indiana University of Pennsylvania Student Housing)	5.000%	7/1/27	1,745	1,927
Pennsylvania Higher Educational Facilities Authority Revenue (Higher Education System)	5.000%	6/15/29	4,125	4,699
Pennsylvania Higher Educational Facilities Authority Revenue (Higher Education System)	5.000%	6/15/29	1,300	1,472
Pennsylvania Higher Educational Facilities Authority Revenue (La Salle University)	5.000%	5/1/24	1,435	1,631
Pennsylvania Higher Educational Facilities Authority Revenue (La Salle University)	5.000%	5/1/25	1,670	1,884
Pennsylvania Higher Educational Facilities Authority Revenue (La Salle University)	5.000%	5/1/26	1,690	1,890
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/25	2,065	2,411
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/26	1,140	1,322
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/27	1,120	1,287
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/28	3,085	3,520
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/30	2,985	3,374
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/31	3,500	3,943
Pennsylvania Higher Educational Facilities Authority Revenue (Thomas Jefferson University)	5.250%	9/1/19 (2)	2,935	3,371
Pennsylvania Higher Educational Facilities Authority Revenue (Thomas Jefferson University)	5.000%	3/1/27	700	799
Pennsylvania Higher Educational Facilities Authority Revenue (Thomas Jefferson University)	5.000%	3/1/28	1,650	1,872
Pennsylvania Higher Educational Facilities Authority Revenue (Thomas Jefferson University)	5.000%	3/1/30	500	561
Pennsylvania Higher Educational Facilities Authority Revenue (Thomas Jefferson University)	5.000%	3/1/32	1,000	1,114
Pennsylvania Higher Educational Facilities Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	10/1/23	8,220	10,036
Pennsylvania Higher Educational Facilities Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	10/1/24	7,000	8,624
Pennsylvania Higher Educational Facilities Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	10/1/25	5,000	6,220
Pennsylvania Higher Educational Facilities Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	10/1/26	4,625	5,684
Pennsylvania Higher Educational Facilities Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	10/1/26	9,550	11,737
Pennsylvania Higher Educational Facilities Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	9/1/28	2,405	2,741

141

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	5/15/31	500	553
Pennsylvania Higher Educational Facilities Authority Revenue (University of the Sciences)	5.000%	11/1/33	5,805	6,514
Pennsylvania Housing Finance Agency Single Family Mortgage Revenue	4.000%	10/1/18	2,000	2,175
Pennsylvania Housing Finance Agency Single Family Mortgage Revenue	5.000%	10/1/19	2,000	2,267
Pennsylvania Housing Finance Agency Single Family Mortgage Revenue	5.000%	10/1/20	1,500	1,745
Pennsylvania Industrial Development Authority Economic Development Revenue	5.500%	7/1/18 (Prere.)	12,180	13,678
Pennsylvania Industrial Development Authority Economic Development Revenue	5.500%	7/1/18 (Prere.)	17,530	19,687
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	12/1/16 (Prere.)	10,600	11,129
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	12/1/16 (Prere.)	11,130	11,685
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	12/1/16 (Prere.)	11,585	12,163
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	12/1/16 (Prere.)	3,430	3,601
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	6/1/23 (4)	6,080	6,360
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	6/1/24 (4)	6,620	6,922
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	6/1/26 (4)	6,640	6,916
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/23	1,770	2,089
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/24	1,825	2,136
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/25	2,190	2,537
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/26	2,165	2,487
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue	5.000%	12/1/17 (2)	5,155	5,383
2 Pennsylvania Turnpike Commission Revenue	1.280%	12/1/20	22,700	22,854
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/21 (12)	4,520	5,114
2 Pennsylvania Turnpike Commission Revenue	0.990%	12/1/21	37,500	37,352
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/21	14,210	16,126
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/21	16,660	18,927
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/23 (12)	8,585	9,696
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/24 (12)	3,535	3,989
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/24	4,715	5,293
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/25 (12)	2,500	2,726
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/25	1,250	1,426
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/26	1,500	1,694
Pennsylvania Turnpike Commission Revenue	5.250%	12/1/26	1,710	1,965
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/27	12,345	13,452
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/27	1,335	1,508
Pennsylvania Turnpike Commission Revenue	0.000%	12/1/28	3,500	3,495
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/28	1,000	1,122
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/28	1,000	1,160
Pennsylvania Turnpike Commission Revenue	5.250%	12/1/28	4,015	4,583
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/29	50,000	55,217
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/29	2,000	2,306
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/30	4,000	4,560
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/31	1,500	1,675
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/31	25,500	28,921
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/31	3,785	4,293
Pennsylvania Turnpike Commission Revenue	5.500%	12/1/31	6,185	7,121
Pennsylvania Turnpike Commission Revenue	5.625%	12/1/31	10,000	11,574
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/32	31,195	35,146
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/32	3,250	3,662
Pennsylvania Turnpike Commission Revenue	0.000%	12/1/33	4,500	4,413
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/33	4,940	5,545
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/33	23,000	25,874
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/34	2,620	2,906
3 Pennsylvania Turnpike Commission Revenue TOB VRDO	0.130%	11/6/15 (12)	3,245	3,245
Philadelphia PA Airport Parking Authority Revenue	5.000%	9/1/16	3,000	3,106
Philadelphia PA Airport Revenue	5.000%	6/15/23	2,000	2,252
4 Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/24	1,500	1,745
4 Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/25	2,820	3,301
4 Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/26	5,110	5,920
Philadelphia PA Gas Works Revenue	5.000%	10/1/17 (Prere.)	4,065	4,403
Philadelphia PA GO	5.250%	8/1/16 (4)	13,110	13,579
Philadelphia PA GO	5.000%	8/1/23	7,310	8,614
Philadelphia PA GO	5.000%	8/1/26	9,000	10,540
Philadelphia PA GO	5.000%	8/1/29	5,000	5,690
Philadelphia PA Hospitals & Higher Education Facilities Authority Health System Revenue
(Jefferson Health System)	5.250%	5/15/20 (Prere.)	24,000	28,247
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia Project) VRDO	0.010%	11/2/15	7,300	7,300
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Temple University Health System Obligated Group)	6.250%	7/1/23	9,100	9,582
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Temple University Health System Obligated Group)	5.500%	7/1/26	4,275	4,425

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Temple University Health System Obligated Group)	5.500%	7/1/30	6,040	6,185
Philadelphia PA Municipal Authority Revenue	6.375%	4/1/29	3,500	3,963
Philadelphia PA School District GO	5.000%	9/1/21	5,000	5,622
Philadelphia PA School District GO	5.000%	6/1/24 (4)(3)	2,000	2,294
Philadelphia PA School District GO	5.000%	9/1/26	2,295	2,650
Philadelphia PA School District GO	5.000%	9/1/32	2,100	2,316
Philadelphia PA School District GO VRDO	0.010%	11/6/15 LOC	5,400	5,400
Philadelphia PA Water & Waste Water Revenue	5.000%	8/1/22 (4)	3,000	3,421
Philadelphia PA Water & Waste Water Revenue	5.000%	1/1/23	2,300	2,748
Philadelphia PA Water & Waste Water Revenue	5.000%	7/1/23	2,000	2,404
Philadelphia PA Water & Waste Water Revenue	5.000%	7/1/24	3,800	4,604
Philadelphia PA Water & Waste Water Revenue	5.000%	7/1/26	5,500	6,505
Pittsburgh & Allegheny County PA Sports & Exhibition Authority Lease Revenue VRDO	0.090%	11/6/15 (4)	22,450	22,450
Plum Borough PA School District GO	5.000%	9/15/23 (15)	1,000	1,182
Southcentral Pennsylvania General Authority Revenue (WellSpan Health Obligated Group)	6.000%	6/1/18 (Prere.)	17,165	19,377
Southcentral Pennsylvania General Authority Revenue (WellSpan Health Obligated Group)	6.000%	6/1/25	12,835	14,044
3 Southcentral Pennsylvania General Authority Revenue (WellSpan Health Obligated Group)
TOB VRDO	0.020%	11/6/15	9,710	9,710
Southeastern Pennsylvania Transportation Authority Revenue	5.000%	3/1/27	6,100	6,903
Southeastern Pennsylvania Transportation Authority Revenue	5.000%	3/1/28	5,000	5,631
St. Mary Hospital Authority Pennsylvania Health System Revenue (Catholic Health Initiatives)	5.000% 11/15/25		15,385	17,525
St. Mary Hospital Authority Pennsylvania Health System Revenue (Catholic Health Initiatives)	5.000% 11/15/27		4,905	5,554
State Public School Building Authority Pennsylvania College Revenue
(Delaware County Community College Project)	5.000%	10/1/24 (15)	2,635	3,152
State Public School Building Authority Pennsylvania College Revenue
(Delaware County Community College Project)	5.000%	10/1/25 (15)	2,880	3,439
State Public School Building Authority Pennsylvania College Revenue
(Delaware County Community College Project)	5.000%	10/1/26 (15)	3,445	4,064
State Public School Building Authority Pennsylvania College Revenue
(Delaware County Community College Project)	5.000%	10/1/27 (15)	3,130	3,647
State Public School Building Authority Pennsylvania College Revenue
(Montgomery County Community College)	5.000%	5/1/24	3,290	3,866
University of Pittsburgh of the Commonwealth System of Higher Education Pennsylvania Revenue	5.000%	9/15/17	3,990	4,314
University of Pittsburgh of the Commonwealth System of Higher Education Pennsylvania Revenue
(University Capital Project)	5.000%	9/15/19	2,575	2,937
University of Pittsburgh of the Commonwealth System of Higher Education Pennsylvania Revenue
(University Capital Project)	5.500%	9/15/23	9,000	10,329
University of Pittsburgh of the Commonwealth System of Higher Education Pennsylvania Revenue
(University Capital Project)	5.250%	9/15/27	12,500	14,386
University of Pittsburgh of the Commonwealth System of Higher Education Pennsylvania Revenue
(University Capital Project)	5.250%	9/15/28	2,375	2,730
University of Pittsburgh of the Commonwealth System of Higher Education Pennsylvania Revenue
(University Capital Project)	5.250%	9/15/29	11,250	12,928
Westmoreland County PA Industrial Development Authority Revenue (Excela Health Project)	5.000%	7/1/19	1,235	1,349
Westmoreland County PA Industrial Development Authority Revenue (Excela Health Project)	5.250%	7/1/20	1,330	1,488
Westmoreland County PA Industrial Development Authority Revenue (Excela Health Project)	5.000%	7/1/25	4,500	4,944
Westmoreland County PA Municipal Authority Revenue	5.000%	8/15/32	15,000	16,914
Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/21	1,015	1,159
Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/22	1,160	1,321
Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/23	1,350	1,533
Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/24	1,420	1,608
Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/25	1,465	1,659
Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/30	6,185	6,960
				1,692,173
Puerto Rico (0.2%)
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/19 (14)	10,430	10,429
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/20 (14)	18,245	18,169
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/21 (14)	24,290	24,053
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/21 (14)	5,000	5,012
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/22 (14)	10,000	9,971
Puerto Rico Highway & Transportation Authority Revenue	5.250%	7/1/21 (13)(3)	5,300	6,171
Puerto Rico Sales Tax Financing Corp. Revenue	5.500%	8/1/19 (Prere.)	255	296
				74,101
Rhode Island (0.2%)
3 Narragansett RI Commission Wastewater System Revenue TOB VRDO	0.060%	11/6/15 LOC	2,600	2,600
Rhode Island & Providence Plantations GO	5.500%	8/1/28	9,805	11,675
Rhode Island & Providence Plantations GO	5.500%	8/1/30	3,610	4,257
Rhode Island Economic Development Corp. Revenue (Department of Transportation)	5.250%	6/15/20 (12)	20,000	22,542
Rhode Island Economic Development Corp. Revenue (Department of Transportation)	5.250%	6/15/21 (12)	25,000	28,056

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Rhode Island Health & Educational Building Corp. Hospital Financing Revenue
(Care New England Health System Obligated Group)	5.500%	9/1/28	6,000	6,562
Rhode Island Health & Educational Building Corp. Hospital Financing Revenue
(Care New England Health System Obligated Group)	6.000%	9/1/33	5,500	6,116
Rhode Island Health & Educational Building Corp. Hospital Financing Revenue
(Lifespan Obligated Group)	5.000%	5/15/26 (4)	4,900	4,986
Rhode Island Health & Educational Building Corp. Public Schools Revenue (Pooled Issue)	4.500%	5/15/25 (4)	2,880	3,099
Rhode Island Health & Educational Building Corp. Public Schools Revenue (Pooled Issue)	4.625%	5/15/26 (4)	3,210	3,467
Rhode Island Health & Educational Building Corp. Public Schools Revenue (Pooled Issue)	4.750%	5/15/29 (4)	3,500	3,759
Tobacco Settlement Financing Corp. Rhode Island Revenue	2.250%	6/1/41	7,190	7,211
				104,330
South Carolina (1.2%)
Beaufort County SC School District GO	5.000%	3/1/18	3,800	4,182
Berkeley County SC School District Revenue	5.000%	3/1/18	3,670	4,035
Berkeley County SC Utility Revenue	5.000%	6/1/30	8,170	9,325
4 Charleston County SC GO	5.000%	11/1/21	2,765	3,334
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.250%	12/1/15 (Prere.)	12,610	12,666
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.250%	12/1/15 (Prere.)	33,070	33,216
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.250%	12/1/15 (Prere.)	2,730	2,742
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/16 (Prere.)	3,105	3,261
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/27	10,000	11,775
Dorchester County SC School District No. 2 Installment Purchase Revenue	4.000%	12/1/25	8,805	9,711
Dorchester County SC School District No. 2 Installment Purchase Revenue	4.000%	12/1/26	9,760	10,651
Florence County SC School District GO	5.000%	3/1/18	2,730	3,002
Greenville County SC Hospital Revenue (Greenville Hospital System)	5.000%	5/1/16	5,000	5,113
Greenville County SC Hospital Revenue (Greenville Hospital System)	4.125%	5/1/17	5,315	5,578
Greenville County SC Hospital Revenue (Greenville Hospital System)	5.000%	5/1/18	2,655	2,913
Greenville County SC School District Installment Revenue	5.500%	12/1/19	32,480	38,082
Greenville County SC School District Installment Revenue	5.000%	12/1/26	28,255	29,567
Lexington County SC Health Services District Inc. Hospital Revenue	5.000%	11/1/26	6,220	7,113
Myrtle Beach SC Hospitality Fee Revenue	5.000%	6/1/26	1,000	1,173
Myrtle Beach SC Hospitality Fee Revenue	5.000%	6/1/27	2,075	2,409
Myrtle Beach SC Hospitality Fee Revenue	5.000%	6/1/30	1,000	1,137
Myrtle Beach SC Hospitality Fee Revenue	5.000%	6/1/31	2,500	2,833
Myrtle Beach SC Hospitality Fee Revenue	5.000%	6/1/33	2,750	3,097
Newberry County SC School District Installment Purchase Revenue	5.000%	12/1/26	4,000	4,729
Newberry County SC School District Installment Purchase Revenue	5.000%	12/1/29	3,390	3,911
Newberry County SC School District Installment Purchase Revenue	5.000%	12/1/30	5,210	5,962
North Charleston SC Tax Revenue	5.000%	12/1/15 (12)	4,715	4,734
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/20	10,000	11,479
Piedmont SC Municipal Power Agency Revenue	0.000%	1/1/22 (14)	9,950	8,609
Piedmont SC Municipal Power Agency Revenue	0.000%	1/1/23 (14)	8,780	7,316
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/23	1,335	1,577
Piedmont SC Municipal Power Agency Revenue	0.000%	1/1/24 (14)	2,400	1,933
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/24	13,620	14,688
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/24	2,000	2,361
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/24	3,535	4,009
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/25	3,000	3,560
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/25	8,020	9,036
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/29 (4)	8,600	9,542
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/29 (4)	2,800	3,107
South Carolina Association of Governmental Organizations Educational Facilities Corp. Revenue
(Pickens School District)	5.000%	12/1/23	2,000	2,387
South Carolina Association of Governmental Organizations Educational Facilities Corp. Revenue
(Pickens School District)	5.000%	12/1/24	2,300	2,760
South Carolina Association of Governmental Organizations Educational Facilities Corp. Revenue
(Pickens School District)	5.000%	12/1/26	2,000	2,369
South Carolina Association of Governmental Organizations Educational Facilities Corp. Revenue
(Pickens School District)	5.000%	12/1/27	2,500	2,933
South Carolina Educational Facilities Authority Revenue (Furman University) VRDO	0.010%	11/2/15	1,000	1,000
South Carolina GO	5.000%	3/1/16	6,165	6,266
South Carolina GO	5.000%	4/1/16	3,560	3,633
South Carolina GO	5.000%	4/1/18	2,400	2,650
South Carolina GO	5.000%	4/1/19	7,825	8,914
South Carolina GO	5.000%	4/1/19	2,495	2,842
South Carolina Jobs Economic Development Authority Hospital Revenue (AnMed Health Project)	5.000%	2/1/18	2,000	2,165

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.250%	8/1/23 (4)	6,275	6,843
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.250%	8/1/24 (4)	6,200	6,736
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.250%	8/1/25 (4)	6,925	7,504
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/27	11,740	13,202
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.250%	8/1/27 (4)	13,550	14,602
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/28	7,850	8,775
South Carolina Public Service Authority Revenue	5.000%	12/1/16	7,225	7,585
South Carolina Public Service Authority Revenue	5.000%	12/1/23	10,000	12,035
South Carolina Public Service Authority Revenue	5.000%	12/1/24	13,900	16,817
South Carolina Public Service Authority Revenue	5.000%	12/1/25	5,615	6,753
South Carolina Public Service Authority Revenue	5.000%	12/1/27	4,295	5,057
South Carolina Public Service Authority Revenue	5.000%	12/1/28	15,130	17,684
South Carolina Public Service Authority Revenue	5.000%	12/1/29	6,065	7,023
South Carolina Public Service Authority Revenue	5.000%	12/1/30	10,510	12,089
South Carolina Public Service Authority Revenue	5.000%	12/1/31	13,980	15,986
South Carolina Public Service Authority Revenue	5.000%	12/1/32	8,535	9,716
South Carolina Public Service Authority Revenue	5.000%	12/1/33	10,465	11,860
				521,654
South Dakota (0.1%)
Educational Enhancement Funding Corp. South Dakota Tobacco Settlement Revenue	5.000%	6/1/23	1,000	1,170
South Dakota Building Authority Revenue	5.000%	6/1/33	4,000	4,522
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/23	650	772
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/24	650	775
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/25	600	707
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/26	675	788
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/27	1,025	1,185
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/28	825	946
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/29	1,415	1,606
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.250%	11/1/29	2,000	2,225
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/34	8,250	9,098
				23,794
Tennessee (1.1%)
Chattanooga TN Electric System Revenue	5.000%	9/1/28	2,315	2,803
Chattanooga TN Electric System Revenue	5.000%	9/1/31	2,250	2,669
Chattanooga-Hamilton County TN Hospital Authority Hospital Revenue	5.000%	10/1/23	650	746
Chattanooga-Hamilton County TN Hospital Authority Hospital Revenue	5.000%	10/1/24	745	858
Chattanooga-Hamilton County TN Hospital Authority Hospital Revenue	5.000%	10/1/26	1,485	1,685
Chattanooga-Hamilton County TN Hospital Authority Hospital Revenue	5.000%	10/1/28	2,400	2,663
Chattanooga-Hamilton County TN Hospital Authority Hospital Revenue	5.000%	10/1/29	5,325	5,868
Chattanooga-Hamilton County TN Hospital Authority Hospital Revenue	5.000%	10/1/30	5,615	6,116
Chattanooga-Hamilton County TN Hospital Authority Hospital Revenue	5.000%	10/1/32	6,520	7,071
Chattanooga-Hamilton County TN Hospital Authority Hospital Revenue	5.000%	10/1/33	6,340	6,851
Chattanooga-Hamilton County TN Hospital Authority Hospital Revenue	5.000%	10/1/34	2,590	2,791
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	5.250%	4/1/18 (Prere.)	6,045	6,690
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	5.375%	4/1/18 (Prere.)	5,835	6,475
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	5.000%	4/1/19	1,145	1,282
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	5.000%	4/1/20	3,480	3,974
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	5.250%	4/1/23	2,235	2,425
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	5.375%	4/1/28	2,165	2,326
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	5.250%	4/1/31	5,880	6,735
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	5.250%	4/1/32	8,780	10,019
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	5.250%	4/1/33	9,240	10,504
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	5.250%	4/1/34	7,725	8,768
Knox County TN GO	5.000%	4/1/18	2,105	2,323
Knox County TN Health Educational & Housing Facilities Board Hospital Facilities Revenue
(Covenant Healthcare)	5.000%	1/1/21	2,500	2,900
Knox County TN Health Educational & Housing Facilities Board Hospital Facilities Revenue
(Covenant Healthcare)	5.000%	1/1/22	1,100	1,288
Knox County TN Health Educational & Housing Facilities Board Hospital Facilities Revenue
(Covenant Healthcare)	5.000%	1/1/23	4,860	5,712
Memphis TN GO	5.000%	11/1/15 (Prere.)	16,000	16,002
Memphis TN GO	5.000%	11/1/15 (Prere.)	4,730	4,731
Memphis TN GO	5.000%	11/1/15 (Prere.)	4,750	4,751
Memphis TN GO	5.000%	11/1/16 (Prere.)	4,000	4,186
Memphis TN GO	5.000%	5/1/28	3,145	3,604
Memphis TN GO	5.000%	5/1/30	1,715	1,947
Metropolitan Government of Nashville & Davidson County TN GO	5.000%	7/1/16	3,825	3,949
Metropolitan Government of Nashville & Davidson County TN GO	5.000%	1/1/18 (Prere.)	5,000	5,459
Metropolitan Government of Nashville & Davidson County TN GO	5.000%	7/1/19	13,085	14,981
Metropolitan Government of Nashville & Davidson County TN Health & Educational Facilities
Board Revenue (Blackford at Green Hills)	5.000%	7/1/27	1,000	1,082

Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Metropolitan Government of Nashville & Davidson County TN Health & Educational Facilities
	Board Revenue (Vanderbilt University) PUT	0.610%	10/1/17	11,500	11,477
	Shelby County TN GO	4.750%	3/1/18	5,525	6,049
	Shelby County TN GO	5.000%	4/1/19 (ETM)	100	114
	Shelby County TN GO	5.000%	4/1/19	400	455
	Shelby County TN Health Educational & Housing Facility Board Revenue
	(Baptist Memorial Health Care)	5.000%	9/1/18	7,180	7,917
	Shelby County TN Health Educational & Housing Facility Board Revenue
	(Baptist Memorial Health Care)	5.000%	9/1/19	2,000	2,254
	Shelby County TN Health Educational & Housing Facility Board Revenue
	(Methodist Le Bonheur Healthcare) VRDO	0.020%	11/2/15 (4)	3,900	3,900
	Shelby County TN Health Educational & Housing Facility Board Revenue
	(Methodist Le Bonheur Healthcare) VRDO	0.020%	11/2/15 (4)	3,900	3,900
	Shelby County TN Health Educational & Housing Facility Board Revenue
	(St. Jude Children’s Research Hospital)	5.000%	7/1/21	5,000	5,159
	Shelby County TN Health Educational & Housing Facility Board Revenue
	(St. Jude Children’s Research Hospital)	5.000%	7/1/22	5,000	5,159
	Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	9/1/16	24,340	25,213
	Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/17	39,340	42,321
	Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/18	57,705	63,690
	Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/21	50	59
	Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/22	10,135	11,726
	Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/24	10,860	12,506
	Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/25	5,815	6,753
	Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/26	1,550	1,839
	Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/27	18,000	20,838
	Tennessee GO	5.000%	5/1/17 (Prere.)	2,075	2,215
	Tennessee GO	5.000%	8/1/17	3,165	3,413
	Tennessee GO	5.000%	10/1/17	6,000	6,510
4	Tennessee GO	4.000%	8/1/18	2,500	2,719
4	Tennessee GO	5.000%	8/1/18	2,565	2,859
4	Tennessee GO	5.000%	8/1/19	4,000	4,592
4	Tennessee GO	5.000%	8/1/19	2,165	2,485
4	Tennessee GO	5.000%	8/1/20	2,500	2,942
4	Tennessee GO	5.000%	8/1/20	2,200	2,589
4	Tennessee GO	5.000%	8/1/21	3,420	4,102
4	Tennessee GO	5.000%	8/1/21	2,000	2,399
4	Tennessee GO	5.000%	8/1/22	2,000	2,434
4	Tennessee GO	5.000%	8/1/22	3,000	3,652
4	Tennessee GO	5.000%	8/1/23	3,525	4,342
	Tennessee GO	5.000%	9/1/26	6,000	7,510
	Tennessee GO	5.000%	9/1/27	2,000	2,484
	Tennessee GO	5.000%	9/1/27	4,300	5,341
	Tennessee GO	5.000%	9/1/28	1,850	2,284
	Tennessee GO	5.000%	9/1/29	1,000	1,224
4	Tennessee GO	5.000%	8/1/34	1,750	2,078
4	Tennessee GO	5.000%	8/1/35	2,000	2,366
	Tennessee Housing Development Agency Homeownership Program Revenue	4.500%	7/1/37	2,600	2,771
	Tennessee School Bond Authority Higher Educational Facilities Revenue (2nd Program)	5.000%	11/1/22	3,000	3,647
	Tennessee School Bond Authority Higher Educational Facilities Revenue (2nd Program)	5.000%	11/1/23	3,520	4,306
	Tennessee School Bond Authority Higher Educational Facilities Revenue (2nd Program)	5.000%	11/1/24	2,500	3,088
	Tennessee School Bond Authority Higher Educational Facilities Revenue (2nd Program)	5.000%	11/1/25	5,000	6,226
	Tennessee School Bond Authority Higher Educational Facilities Revenue (2nd Program)	5.000%	11/1/26	2,055	2,530
	Tennessee School Bond Authority Higher Educational Facilities Revenue (2nd Program)	5.000%	11/1/27	2,305	2,814
	Tennessee School Bond Authority Higher Educational Facilities Revenue (2nd Program)	5.000%	11/1/28	1,555	1,888
	Tennessee School Bond Authority Higher Educational Facilities Revenue (2nd Program)	5.000%	11/1/29	1,400	1,688
	Tennessee School Bond Authority Higher Educational Facilities Revenue (2nd Program)	5.000%	11/1/31	1,500	1,787
	Tennessee School Bond Authority Higher Educational Facilities Revenue (2nd Program)	5.000%	11/1/34	1,150	1,354
					506,202
Texas (9.3%)
	Arlington TX Independent School District GO	5.000%	2/15/20	1,705	1,978
	Austin TX Combined Utility System Revenue	0.000%	5/15/18 (14)	24,215	23,496
	Austin TX Community College District Public Facilities Corp. Lease Revenue	5.000%	8/1/23	1,250	1,486
	Austin TX Community College District Public Facilities Corp. Lease Revenue	5.000%	8/1/24	1,000	1,197
	Austin TX Community College District Public Facilities Corp. Lease Revenue	5.000%	8/1/25	1,500	1,809
	Austin TX Community College District Public Facilities Corp. Lease Revenue	5.000%	8/1/26	1,000	1,198
	Austin TX Community College District Public Facilities Corp. Lease Revenue	5.000%	8/1/28	1,750	2,052
	Austin TX Electric Utility System Revenue	5.000% 11/15/25		4,750	5,656
	Austin TX GO	5.000%	9/1/29	2,855	3,380
	Austin TX GO	5.000%	9/1/30	1,240	1,459
	Austin TX GO	5.000%	9/1/31	2,140	2,504

146

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Austin TX GO	5.000%	9/1/33	4,315	5,009
Austin TX Independent School District GO	5.000%	8/1/30	1,225	1,437
Austin TX Water & Wastewater System Revenue	5.000% 11/15/21		2,500	2,867
Austin TX Water & Wastewater System Revenue	5.000% 11/15/21		350	418
Austin TX Water & Wastewater System Revenue	5.000% 11/15/30		5,000	5,754
Austin TX Water & Wastewater System Revenue	5.000% 11/15/31		4,000	4,584
Austin TX Water & Wastewater System Revenue	5.000% 11/15/32		10,705	12,360
Austin TX Water & Wastewater System Revenue	5.000% 11/15/33		11,410	13,127
Austin TX Water & Wastewater System Revenue	5.000% 11/15/34		12,075	13,834
Bexar County TX GO	5.000%	6/15/20	3,400	3,974
Camino Real Texas Mobility Authority Revenue	5.250%	2/15/18	11,960	13,147
Camino Real Texas Mobility Authority Revenue	5.250%	8/15/18	11,770	12,911
Camino Real Texas Mobility Authority Revenue	5.250%	2/15/19	12,595	13,786
Camino Real Texas Mobility Authority Revenue	5.250%	8/15/19	12,925	14,119
Camino Real Texas Mobility Authority Revenue	5.250%	2/15/20	13,265	14,447
Camino Real Texas Mobility Authority Revenue	5.250%	8/15/20	13,580	14,752
Camino Real Texas Mobility Authority Revenue	5.000%	2/15/21	4,600	4,618
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/16	250	251
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/17	250	259
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/18	250	265
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/19	735	795
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/20	1,550	1,698
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/20	1,150	1,319
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/21	1,170	1,288
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/22	750	827
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/23	725	806
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/25	4,650	3,269
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/25	2,925	3,270
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/26	6,490	4,321
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/27	7,850	4,983
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/28	5,500	3,328
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/29	5,220	2,989
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/30	4,355	2,373
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/31	4,880	2,540
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/31	4,000	4,545
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/33	4,000	1,876
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/33	3,500	3,776
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/34	4,000	1,763
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/35	4,950	2,073
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/37	5,525	2,083
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/38	3,500	1,263
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/39	4,500	1,533
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/40	5,700	1,845
Clifton TX Higher Education Finance Corp. Revenue (Baylor University)	5.250%	3/1/25	5,080	5,945
Clifton TX Higher Education Finance Corp. Revenue (Baylor University)	5.250%	3/1/26	4,305	4,991
Clifton TX Higher Education Finance Corp. Revenue (Baylor University)	5.250%	3/1/27	5,995	6,912
Clifton TX Higher Education Finance Corp. Revenue (Baylor University)	5.250%	3/1/28	6,180	7,085
Clifton TX Higher Education Finance Corp. Revenue (Baylor University)	5.250%	3/1/29	3,190	3,663
Clifton TX Higher Education Finance Corp. Revenue (Baylor University)	5.250%	3/1/30	6,535	7,489
Conroe TX Independent School District GO	5.000%	2/15/26	8,190	9,599
Corpus Christi TX GO	4.000%	3/1/21	3,000	3,368
Corpus Christi TX GO	5.000%	3/1/24	6,180	7,448
Corpus Christi TX GO	5.000%	3/1/25	2,000	2,430
Corpus Christi TX GO	5.000%	3/1/29	5,235	6,039
Corpus Christi TX GO	5.000%	3/1/30	5,495	6,295
Corpus Christi TX GO	5.000%	3/1/31	5,770	6,582
Cypress-Fairbanks TX Independent School District GO	5.000%	2/15/20	2,500	2,899
4 Cypress-Fairbanks TX Independent School District GO	5.000%	2/15/23	9,695	11,757
Dallas County TX Utility & Reclamation District GO	5.000%	2/15/24	8,000	9,456
Dallas County TX Utility & Reclamation District GO	5.250%	2/15/25 (2)	11,245	11,751
Dallas County TX Utility & Reclamation District GO	5.250%	2/15/25 (2)	11,245	11,751
Dallas TX Area Rapid Transit Sales Tax Revenue	4.500%	12/1/26	11,385	12,111
Dallas TX Area Rapid Transit Sales Tax Revenue	4.500%	12/1/27	14,130	14,974
Dallas TX Area Rapid Transit Sales Tax Revenue	5.000%	12/1/27	2,295	2,720
Dallas TX Area Rapid Transit Sales Tax Revenue	5.000%	12/1/29	1,195	1,401
Dallas TX Area Rapid Transit Sales Tax Revenue	5.000%	12/1/30	2,160	2,515
Dallas TX Area Rapid Transit Sales Tax Revenue	5.000%	12/1/31	2,120	2,456
Dallas TX Civic Center Improvement Revenue	5.000%	8/15/23 (12)	9,880	11,001
Dallas TX Civic Center Improvement Revenue	5.000%	8/15/24 (12)	8,345	9,270
Dallas TX Civic Center Improvement Revenue	5.000%	8/15/25 (12)	5,050	5,610
Dallas TX Civic Center Improvement Revenue	5.000%	8/15/26 (12)	1,650	1,829

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dallas TX GO	5.000%	2/15/22	22,840	27,349
Dallas TX GO	5.000%	2/15/22 (ETM)	45	54
Dallas TX GO	5.000%	2/15/23	8,500	10,316
Dallas TX GO	5.000%	2/15/24	8,500	10,381
Dallas TX Independent School District GO	5.000%	2/15/24	17,450	20,552
Dallas TX Waterworks & Sewer System Revenue	5.000%	10/1/18	2,000	2,243
Dallas TX Waterworks & Sewer System Revenue	5.000%	10/1/21	10,000	11,977
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/20	2,740	2,872
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/28	7,335	8,354
Dallas-Fort Worth TX International Airport Revenue	5.250%	11/1/28	2,235	2,621
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/29	6,360	7,221
Dallas-Fort Worth TX International Airport Revenue	5.250%	11/1/29	14,950	17,455
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/30	14,195	16,062
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/30	6,680	7,557
Dallas-Fort Worth TX International Airport Revenue	5.250%	11/1/30	12,500	14,526
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/31	7,750	8,738
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/32	5,775	6,492
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/33	9,000	10,093
Eagle Mountain & Saginaw TX Independent School District GO	4.550%	8/15/16 (Prere.)	13,610	14,062
Eagle Mountain & Saginaw TX Independent School District GO	4.550%	8/15/37 (4)	15,200	15,582
Fort Bend County TX GO	5.000%	3/1/19	4,970	5,607
Fort Bend County TX GO	5.000%	3/1/20	2,500	2,887
Fort Bend County TX GO	5.000%	3/1/21	2,750	3,235
Fort Worth TX Water & Sewer Revenue	5.000%	2/15/21	5,000	5,916
Fort Worth TX Water & Sewer Revenue	5.000%	2/15/29	6,155	7,038
Fort Worth TX Water & Sewer Revenue	5.000%	2/15/30	6,430	7,313
Fort Worth TX Water & Sewer Revenue	5.000%	2/15/31	6,255	7,103
Frisco TX GO	5.000%	2/15/19	2,010	2,281
Frisco TX Independent School District GO	5.000%	8/15/16	4,205	4,366
Grand Parkway Transportation Corp. Texas System Toll Revenue	0.000%	10/1/31	2,875	2,319
Grand Parkway Transportation Corp. Texas System Toll Revenue	0.000%	10/1/32	5,320	4,283
Grand Parkway Transportation Corp. Texas System Toll Revenue	0.000%	10/1/33	18,100	14,545
Harris County TX Cultural Education Facilities Finance Corp. Revenue (Methodist Hospital System)	5.250%	12/1/15	10,000	10,044
Harris County TX Cultural Education Facilities Finance Corp. Revenue (Methodist Hospital System)	5.250%	12/1/16	12,000	12,619
Harris County TX Cultural Education Facilities Finance Corp. Revenue (Methodist Hospital System)	5.250%	12/1/17	17,000	18,568
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(St. Luke’s Episcopal Health System)	5.000%	2/15/19 (ETM)	4,000	4,530
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(St. Luke’s Episcopal Health System)	5.000%	2/15/19 (Prere.)	10,225	11,579
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(St. Luke’s Episcopal Health System)	5.625%	2/15/19 (Prere.)	40,730	46,947
Harris County TX Cultural Education Facilities Finance Corp. Revenue (Texas Children’s Hospital)	5.000%	10/1/23	2,000	2,420
Harris County TX Cultural Education Facilities Finance Corp. Revenue (Texas Children’s Hospital)	5.000%	10/1/24	3,000	3,654
Harris County TX Cultural Education Facilities Finance Corp. Revenue (Texas Children’s Hospital)	5.000%	10/1/28	3,110	3,702
Harris County TX Cultural Education Facilities Finance Corp. Revenue (Texas Children’s Hospital)	5.000%	10/1/29	7,340	8,660
Harris County TX Cultural Education Facilities Finance Corp. Revenue (Texas Children’s Hospital)	5.000%	10/1/30	2,185	2,541
Harris County TX Flood Control District GO	5.000%	10/1/26	6,000	7,234
Harris County TX Flood Control District GO	5.000%	10/1/27	5,000	5,976
Harris County TX Flood Control District GO	5.000%	10/1/28	3,000	3,566
Harris County TX Flood Control District GO	5.000%	10/1/29	2,000	2,362
4 Harris County TX Flood Control District GO	5.000%	10/1/29	10,000	11,953
Harris County TX GO	5.000%	10/1/16	4,755	4,961
Harris County TX GO	5.000%	10/1/17	4,705	5,097
4 Harris County TX GO	5.000%	10/1/17	4,000	4,325
4 Harris County TX GO	5.000%	10/1/18	4,090	4,571
4 Harris County TX GO	5.000%	10/1/20	1,020	1,200
Harris County TX GO	5.000%	10/1/21	8,000	9,365
4 Harris County TX GO	5.000%	10/1/25	8,000	9,968
Harris County TX GO	5.000%	10/1/25	5,755	7,142
Harris County TX GO	5.000%	10/1/27	6,335	7,712
Harris County TX GO	5.000%	10/1/28	6,660	8,059
Harris County TX GO	5.000%	10/1/29	6,490	7,794
4 Harris County TX GO	5.000%	10/1/30	5,405	6,440
4 Harris County TX GO	5.000%	8/15/34	3,120	3,619
Harris County TX Health Facilities Development Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	7.000%	12/1/18 (Prere.)	5,000	5,928
Harris County TX Health Facilities Development Corp. Hospital Revenue (Texas Children’s Hospital)	5.000%	10/1/24	8,500	9,626
Harris County TX Metropolitan Transit Authority Revenue	5.000%	11/1/26	3,000	3,408
Harris County TX Metropolitan Transit Authority Revenue	5.000%	11/1/27	6,475	7,356
Harris County TX Metropolitan Transit Authority Revenue	5.000%	11/1/28	5,665	6,428
3 Harris County TX Metropolitan Transit Authority Revenue TOB VRDO	0.220%	11/6/15	7,745	7,745

Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Harris County TX Metropolitan Transit Authority Sales & Use Tax Revenue TOB VRDO	0.220%	11/6/15	5,360	5,360
	Harris County TX Metropolitan Transportation Authority Lease Revenue	5.625%	11/1/19	4,535	5,129
	Harris County TX Metropolitan Transportation Authority Lease Revenue	5.875%	11/1/20	3,640	4,148
	Harris County TX Metropolitan Transportation Authority Lease Revenue	6.000%	11/1/21	4,295	4,908
	Harris County TX Sports Authority Revenue	0.000% 11/15/23 (14)		7,000	5,101
	Harris County TX Sports Authority Revenue	5.000% 11/15/24		1,480	1,747
	Harris County TX Sports Authority Revenue	5.000% 11/15/25		1,000	1,170
	Harris County TX Sports Authority Revenue	5.000% 11/15/26		1,000	1,160
	Harris County TX Sports Authority Revenue	5.000% 11/15/27		1,530	1,758
	Harris County TX Sports Authority Revenue	5.000% 11/15/28		5,100	5,846
	Harris County TX Sports Authority Revenue	5.000% 11/15/29		12,000	13,694
	Harris County TX Sports Authority Revenue	5.000% 11/15/30		5,000	5,668
	Harris County TX Toll Road Revenue	5.000%	8/15/20	2,000	2,284
	Harris County TX Toll Road Revenue	5.000%	8/15/25	3,375	4,000
	Harris County TX Toll Road Revenue	5.000%	8/15/27	22,160	26,138
	Houston TX Airport System Revenue	5.000%	7/1/16	1,500	1,546
	Houston TX Airport System Revenue	5.000%	7/1/18	1,750	1,935
	Houston TX Airport System Revenue	5.000%	7/1/19	1,750	1,941
	Houston TX Airport System Revenue	5.000%	7/1/20	2,130	2,361
	Houston TX Airport System Revenue	5.000%	7/1/25	1,000	1,149
	Houston TX Airport System Revenue	5.000%	7/1/26	3,000	3,439
	Houston TX Airport System Revenue	5.000%	7/1/26 (14)	17,030	18,103
	Houston TX Community College System GO	5.000%	2/15/17	1,000	1,059
	Houston TX Community College System Revenue	5.000%	4/15/16 (Prere.)	6,055	6,187
	Houston TX Community College System Revenue	5.000%	4/15/21 (10)	3,145	3,214
	Houston TX GO	5.000%	3/1/22	5,000	5,979
	Houston TX GO	5.000%	3/1/23	4,000	4,845
	Houston TX GO	5.000%	3/1/23	16,680	19,942
	Houston TX GO	5.000%	3/1/26	10,000	11,936
	Houston TX GO	5.000%	3/1/30	4,000	4,644
[1,2] Houston TX Higher Education Finance Corp. Revenue (Rice University Project) PUT		0.410%	5/16/16 (Prere.)	75,000	75,030
	Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	0.000%	9/1/17 (2)	13,760	13,420
	Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	0.000%	9/1/18 (2)	16,285	15,518
	Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	0.000%	9/1/21 (2)	22,720	19,136
	Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	5.000%	9/1/26	1,650	1,950
	Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	5.000%	9/1/28	2,000	2,315
	Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	5.000%	9/1/29	1,500	1,725
	Houston TX Independent School District GO	5.000%	2/15/19	2,000	2,263
	Houston TX Independent School District GO	5.000%	2/15/20	6,000	6,959
	Houston TX Utility System Revenue	5.000% 11/15/16		3,730	3,913
	Houston TX Utility System Revenue	5.250% 11/15/17 (4)		13,500	14,770
	Houston TX Utility System Revenue	5.000%	5/15/23	7,000	8,496
	Houston TX Utility System Revenue	5.000% 11/15/23		3,000	3,656
	Houston TX Utility System Revenue	5.000%	5/15/24	9,000	11,000
	Houston TX Utility System Revenue	5.000%	5/15/25	5,000	6,048
	Houston TX Utility System Revenue	5.000% 11/15/27		6,000	7,162
	Houston TX Utility System Revenue	5.250% 11/15/29		16,650	19,557
	Houston TX Utility System Revenue	5.000% 11/15/30		14,670	17,151
	Houston TX Utility System Revenue	5.000% 11/15/30		8,020	9,376
	Houston TX Utility System Revenue	5.000% 11/15/31		10,000	11,615
	Houston TX Utility System Revenue	5.000% 11/15/31		10,335	12,004
	Houston TX Utility System Revenue	5.000% 11/15/32		10,000	11,536
	Houston TX Utility System Revenue	5.000% 11/15/32		8,190	9,448
2	Houston TX Utility System Revenue PUT	0.610%	8/1/16	4,375	4,375
2	Houston TX Utility System Revenue PUT	0.910%	5/1/20	10,000	9,952
	Humble TX Independent School District GO	5.500%	2/15/24	14,235	18,026
3	Judson TX Independent School District GO TOB VRDO	0.030%	11/6/15 (12)	8,295	8,295
	Lake Travis TX Independent School District GO	5.000%	2/15/33	2,665	3,090
	Laredo TX Community College District GO	5.000%	8/1/22	1,500	1,779
	Laredo TX Community College District GO	5.000%	8/1/30	2,000	2,309
	Laredo TX Community College District GO	5.000%	8/1/32	1,250	1,427
	Laredo TX Community College District GO	5.000%	8/1/34	1,500	1,703
	Lone Star College System Texas GO	5.000%	2/15/21	3,650	4,299
	Lone Star College System Texas GO	5.000%	2/15/21	1,140	1,343
	Lower Colorado River Authority Texas Revenue	5.375%	5/15/16 (14)	45	45
	Lower Colorado River Authority Texas Revenue	5.375%	5/15/17 (14)	65	65
	Lower Colorado River Authority Texas Revenue	5.250%	5/15/19 (Prere.)	105	120
	Lower Colorado River Authority Texas Revenue	5.250%	5/15/19 (Prere.)	5	6
	Lower Colorado River Authority Texas Revenue	5.250%	5/15/19 (Prere.)	5	6
	Lower Colorado River Authority Texas Revenue	5.250%	5/15/19 (Prere.)	5	6
	Lower Colorado River Authority Texas Revenue	5.375%	5/15/20 (14)	30	30

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lower Colorado River Authority Texas Revenue	5.000%	5/15/29	10,000	11,231
Lower Colorado River Authority Texas Revenue	5.250%	5/15/29	9,070	9,805
Lower Colorado River Authority Texas Revenue	5.250%	5/15/29	2,380	2,661
Lower Colorado River Authority Texas Revenue	5.000%	5/15/30	4,000	4,477
Lower Colorado River Authority Texas Revenue	5.000%	5/15/30	10,000	11,180
Lower Colorado River Authority Texas Revenue	5.000%	5/15/32	13,955	15,686
Lower Colorado River Authority Texas Revenue	5.000%	5/15/33	8,500	9,536
Lower Colorado River Authority Texas Transmission Contract Revenue
(LCRA Transmission Services Corp.)	5.000%	5/15/24	1,025	1,229
Lower Colorado River Authority Texas Transmission Contract Revenue
(LCRA Transmission Services Corp.)	5.000%	5/15/25	1,350	1,629
Lower Colorado River Authority Texas Transmission Contract Revenue
(LCRA Transmission Services Corp.)	5.000%	5/15/31	1,635	1,857
Lower Colorado River Authority Texas Transmission Contract Revenue
(LCRA Transmission Services Corp.)	5.000%	5/15/32	1,400	1,582
Lubbock TX GO	5.000%	2/15/23	700	837
Lubbock TX GO	5.000%	2/15/27	5,735	6,559
Lubbock TX GO	5.000%	2/15/29	4,335	4,913
Lubbock TX GO	5.000%	2/15/30	6,660	7,523
Lubbock TX GO	5.000%	2/15/31	4,120	4,643
Mesquite TX Health Facilities Development Corp. Retirement Facility Revenue
(Christian Care CentersInc. Project)	5.125%	2/15/30	1,000	1,051
New Hope TX Cultural Education Facilities FinanceCorp. Retirement Facilities Revenue
(Wesleyan Homes Inc. Project)	5.000%	1/1/24	1,300	1,360
New Hope TX Cultural Education Facilities FinanceCorp. Retirement Facilities Revenue
(Wesleyan Homes Inc. Project)	5.250%	1/1/29	1,500	1,556
New Hope TX Cultural Education Facilities FinanceCorp. Retirement Facilities Revenue
(Wesleyan Homes Inc. Project)	5.500%	1/1/35	1,400	1,425
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Tarleton State University Project)	5.000%	4/1/29	725	769
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Tarleton State University Project)	5.000%	4/1/30	845	895
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Tarleton State University Project)	5.000%	4/1/34	1,000	1,040
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Tarleton State University Project)	5.000%	4/1/35	1,000	1,043
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Texas A&M University Project)	5.000%	7/1/25	2,250	2,482
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Texas A&M University Project)	5.000%	7/1/30	12,500	13,287
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Texas A&M University Project)	5.000%	7/1/35	5,800	6,048
North East TX Independent School District GO	5.000%	8/1/19	11,455	13,129
3 North East TX Independent School District GO TOB VRDO	0.010%	11/6/15 LOC	14,700	14,700
North Harris County TX Regional Water Authority Revenue	5.125% 12/15/23		7,410	8,250
North Harris County TX Regional Water Authority Revenue	5.125% 12/15/24		5,895	6,563
North Harris County TX Regional Water Authority Revenue	5.125% 12/15/25		5,250	5,827
North Harris County TX Regional Water Authority Revenue	5.125% 12/15/26		6,225	6,909
North Harris County TX Regional Water Authority Revenue	5.125% 12/15/27		8,920	9,882
North Harris County TX Regional Water Authority Revenue	5.125% 12/15/28		8,040	8,895
North Texas Tollway Authority System Revenue	5.500%	1/1/17	4,750	5,031
North Texas Tollway Authority System Revenue	5.500%	1/1/18	4,000	4,407
North Texas Tollway Authority System Revenue	6.000%	1/1/18 (Prere.)	19,380	21,552
North Texas Tollway Authority System Revenue	6.000%	1/1/18 (Prere.)	4,450	4,949
North Texas Tollway Authority System Revenue	6.000%	1/1/18 (Prere.)	3,855	4,287
North Texas Tollway Authority System Revenue	6.000%	1/1/18 (Prere.)	3,460	3,848
North Texas Tollway Authority System Revenue	6.000%	1/1/18 (Prere.)	36,270	40,334
North Texas Tollway Authority System Revenue	6.000%	1/1/18 (Prere.)	22,840	25,399
North Texas Tollway Authority System Revenue	6.000%	1/1/18 (Prere.)	17,275	19,211
North Texas Tollway Authority System Revenue	6.000%	1/1/18 (Prere.)	9,680	10,765
North Texas Tollway Authority System Revenue	6.000%	1/1/19	15,000	16,581
North Texas Tollway Authority System Revenue	6.000%	1/1/20	2,720	2,999
North Texas Tollway Authority System Revenue	6.000%	1/1/21	5,085	5,592
North Texas Tollway Authority System Revenue	6.000%	1/1/22	3,205	3,530
North Texas Tollway Authority System Revenue	5.000%	1/1/23	7,750	9,256
North Texas Tollway Authority System Revenue	5.000%	1/1/23	1,865	2,195
North Texas Tollway Authority System Revenue	6.250%	2/1/23	46,220	53,063
North Texas Tollway Authority System Revenue	5.000%	1/1/24	9,000	10,756
North Texas Tollway Authority System Revenue	5.000%	1/1/24	1,400	1,654
North Texas Tollway Authority System Revenue	6.000%	1/1/24	2,425	2,652
North Texas Tollway Authority System Revenue	5.000%	1/1/25	8,000	9,443

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
North Texas Tollway Authority System Revenue	5.000%	1/1/25	3,300	3,960
North Texas Tollway Authority System Revenue	5.000%	1/1/25	2,000	2,379
North Texas Tollway Authority System Revenue	6.000%	1/1/25	625	687
North Texas Tollway Authority System Revenue	6.000%	1/1/25	1,355	1,502
North Texas Tollway Authority System Revenue	6.000%	1/1/26	540	592
North Texas Tollway Authority System Revenue	5.000%	1/1/27	2,000	2,329
North Texas Tollway Authority System Revenue	6.000%	1/1/27	490	539
North Texas Tollway Authority System Revenue	6.000%	1/1/28	3,220	3,693
North Texas Tollway Authority System Revenue	5.500%	9/1/28	1,250	1,491
North Texas Tollway Authority System Revenue	5.000%	1/1/29	5,000	5,762
North Texas Tollway Authority System Revenue	5.250%	9/1/29	4,130	4,881
North Texas Tollway Authority System Revenue	5.000%	1/1/30	5,250	5,908
North Texas Tollway Authority System Revenue	5.000%	9/1/30	9,000	10,449
North Texas Tollway Authority System Revenue	5.000%	9/1/30	3,150	3,657
North Texas Tollway Authority System Revenue	5.000%	1/1/31	12,400	13,779
North Texas Tollway Authority System Revenue	5.000%	1/1/31	10,940	12,253
North Texas Tollway Authority System Revenue	5.000%	1/1/31	15,180	17,194
North Texas Tollway Authority System Revenue	5.000%	9/1/31	28,500	32,946
North Texas Tollway Authority System Revenue	5.000%	9/1/31	4,000	4,624
North Texas Tollway Authority System Revenue	5.000%	1/1/32	48,000	54,125
North Texas Tollway Authority System Revenue	5.000%	1/1/33	48,500	54,486
North Texas Tollway Authority System Revenue	5.000%	1/1/34	33,000	36,935
North Texas Tollway Authority System Revenue PUT	5.750%	1/1/16 (Prere.)	75,000	75,707
3 North Texas Tollway Authority System Revenue TOB VRDO	0.020%	11/6/15 (13)	2,200	2,200
Northwest Texas Independent School District GO	5.000%	2/15/26	6,380	7,796
Northwest Texas Independent School District GO	5.000%	2/15/30	5,005	5,918
Panhandle-Plains TX Higher Education Authority Inc. Student Loan Revenue	1.126%	10/1/20	835	835
4 Richardson TX Independent School District GO	5.000%	2/15/21	3,000	3,541
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.250%	8/1/17	16,100	17,187
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.250%	8/1/18	18,985	20,897
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/19	22,010	24,926
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/20	9,465	10,941
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/21	3,010	3,555
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/23	200	241
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/25	4,105	4,971
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/27	910	1,103
Sabine River Authority TX Pollution Control Revenue (Southwestern Electric Power Co. Project)	4.950%	3/1/18 (14)	16,000	17,248
Sam Rayburn TX Municipal Power Agency Revenue	5.000%	10/1/20	1,000	1,155
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/16 (Prere.)	9,750	9,870
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/16 (Prere.)	25,450	25,762
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/16 (Prere.)	22,000	22,270
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/20	5,860	6,802
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/22	20,000	23,995
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/23	52,060	63,353
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/30	2,710	3,151
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/31	3,000	3,471
San Antonio TX GO	5.000%	8/1/17 (Prere.)	5,685	6,125
San Antonio TX GO	5.000%	8/1/17 (Prere.)	6,030	6,497
San Antonio TX GO	5.000%	2/1/23	12,630	15,322
San Antonio TX GO	5.000%	2/1/25	10,000	12,308
San Antonio TX GO	5.000%	2/1/26	2,500	3,016
San Antonio TX GO	5.000%	2/1/26	5,800	7,073
San Antonio TX GO	5.000%	2/1/27	1,750	2,091
San Antonio TX GO	5.000%	2/1/27	4,915	5,932
San Antonio TX GO	5.000%	2/1/28	1,000	1,190
San Antonio TX GO	5.000%	2/1/29	1,250	1,474
Southwest Texas Higher Education Authority Inc. Revenue (Southern Methodist University Project)	5.000%	10/1/20	2,250	2,579
Southwest Texas Higher Education Authority Inc. Revenue (Southern Methodist University Project)	5.000%	10/1/22	9,100	10,403
Southwest Texas Higher Education Authority Inc. Revenue (Southern Methodist University Project)	5.000%	10/1/29	4,375	4,933
4 Spring Branch TX Independent School District GO	5.000%	2/1/20	7,000	8,111
4 Spring Branch TX Independent School District GO	5.000%	2/1/20	3,830	4,438
4 Spring Branch TX Independent School District GO	5.000%	2/1/21	2,500	2,956
Sugar Land TX GO	5.000%	2/15/30	3,445	3,921
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Methodist Hospitals of Dallas)	5.250%	10/1/31	21,880	25,528
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.000%	8/15/20 (Prere.)	13,495	15,754
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.000%	8/15/20 (Prere.)	2,985	3,485
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.000%	8/15/30	23,855	26,749

Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Tarrant County TX Cultural Education Facilities Finance Corp. Revenue (CHRISTUS Health)	5.000%	7/1/17	8,570	9,104
	Tarrant County TX Cultural Education Facilities Finance Corp. Revenue (CHRISTUS Health)	5.000%	7/1/18	9,000	9,814
	Tarrant County TX Cultural Education Facilities Finance Corp. Revenue (CHRISTUS Health)	5.000%	7/1/19	9,455	10,549
	Tarrant County TX Cultural Education Facilities Finance Corp. Revenue (CHRISTUS Health)	6.250%	7/1/28 (12)	16,500	18,654
	Temple TX GO	5.250%	8/1/17 (Prere.)	1,665	1,800
	Temple TX GO	5.250%	8/1/17 (Prere.)	1,525	1,649
	Texas A&M University System Permanent University Fund Revenue	5.000%	7/1/19	3,335	3,822
	Texas A&M University System Revenue Financing System Revenue	5.000%	7/1/30	3,940	4,594
	Texas GO	5.000%	8/1/17	3,165	3,412
	Texas GO	5.000%	10/1/19	6,335	7,297
	Texas GO	5.000%	10/1/20	3,845	4,531
	Texas GO	5.000%	10/1/20	3,000	3,535
	Texas GO	5.000%	4/1/21	4,050	4,815
	Texas GO	5.000%	10/1/22	19,000	23,104
	Texas GO	5.000%	10/1/26	8,000	9,702
	Texas GO	5.000%	4/1/27	10,000	11,938
	Texas GO	5.000%	10/1/27	5,295	6,366
	Texas GO	5.000%	10/1/27	33,600	40,054
	Texas GO	5.000%	10/1/28	31,975	37,916
3	Texas GO TOB VRDO	0.010%	11/6/15	7,605	7,605
3	Texas GO TOB VRDO	0.090%	11/6/15	8,750	8,750
3	Texas GO TOB VRDO	0.160%	11/6/15	5,360	5,360
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.625% 12/15/17		46,520	49,211
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/20		5,000	5,730
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/21		6,000	6,980
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/21		10,510	12,285
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/22		3,645	4,285
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/23		8,000	9,281
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/23		1,650	1,945
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/25		5,000	5,709
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	6.250% 12/15/26		32,710	39,725
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/27		12,000	13,374
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/29		10,000	10,978
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/31		12,125	13,231
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/32		2,500	2,738
	Texas Municipal Power Agency Revenue	0.000%	9/1/16 (ETM)	125	125
	Texas Municipal Power Agency Revenue	0.000%	9/1/16 (14)	22,780	22,695
	Texas Municipal Power Agency Revenue	0.000%	9/1/17 (ETM)	445	440
	Texas Municipal Power Agency Revenue	0.000%	9/1/17 (14)	31,265	30,707
	Texas Private Activity Surface Transportation Corp. Revenue	7.500% 12/31/31		32,000	38,027
	Texas Private Activity Surface Transportation Corp. Revenue	7.500%	6/30/32	47,510	57,560
	Texas Public Finance Authority Revenue (Unemployment Compensation)	4.000%	1/1/18	11,000	11,274
	Texas State University System Financing System Revenue	5.000%	3/15/25	750	886
	Texas State University System Financing System Revenue	5.000%	3/15/27	1,200	1,392
	Texas State University System Financing System Revenue	5.000%	3/15/28	3,870	4,389
	Texas State University System Financing System Revenue	5.000%	3/15/30	3,255	3,653
	Texas State University System Financing System Revenue	5.000%	3/15/31	4,480	5,011
	Texas Tech University System Financing System Revenue	5.000%	2/15/16 (Prere.)	10,040	10,181
	Texas Tech University System Financing System Revenue	5.000%	2/15/16 (Prere.)	11,940	12,108
	Texas Transportation Commission GO	5.000%	4/1/22	14,000	16,855
	Texas Transportation Commission GO	5.000%	4/1/22	10,245	12,334
	Texas Transportation Commission GO	5.000%	10/1/22	7,000	8,512
	Texas Transportation Commission GO	5.000%	10/1/23	13,000	15,926
	Texas Transportation Commission GO	5.000%	4/1/24	6,000	7,367
	Texas Transportation Commission GO	5.000%	10/1/24	20,670	25,560
	Texas Transportation Commission GO	5.000%	4/1/25	10,000	12,178
	Texas Transportation Commission GO	5.000%	10/1/25	33,700	41,327
	Texas Transportation Commission GO	5.000%	4/1/26	13,500	16,267
	Texas Transportation Commission Mobility Fund GO	5.000%	10/1/20	14,910	17,569
	Texas Transportation Commission Mobility Fund GO	5.000%	10/1/21	3,500	4,196
	Texas Transportation Commission Mobility Fund GO	5.000%	10/1/25	16,250	20,264
2	Texas Transportation Commission Mobility Fund GO PUT	0.390%	10/1/18	75,000	74,334
	Texas Transportation Commission Revenue	4.750%	4/1/16 (Prere.)	9,500	9,681
	Texas Transportation Commission Revenue	5.000%	4/1/16 (Prere.)	10,000	10,201
	Texas Transportation Commission Revenue	5.000%	4/1/16 (Prere.)	8,850	9,028
	Texas Transportation Commission Revenue	5.000%	4/1/16 (Prere.)	10,555	10,767
	Texas Transportation Commission Revenue	5.000%	4/1/16	2,000	2,041
	Texas Transportation Commission Revenue	5.000%	4/1/17 (Prere.)	23,405	24,896
	Texas Transportation Commission Revenue	5.000%	4/1/17 (Prere.)	5,000	5,319
	Texas Transportation Commission Revenue	5.000%	4/1/17 (Prere.)	20,000	21,274
	Texas Transportation Commission Revenue	5.000%	10/1/19	10,000	11,519

152

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Texas Transportation Commission Revenue	5.000%	4/1/20	5,000	5,827
Texas Transportation Commission Revenue	5.000%	4/1/21	12,500	14,861
Texas Transportation Commission Revenue	5.000%	4/1/22	13,490	16,241
Texas Transportation Commission Revenue	5.000%	10/1/25	10,000	12,490
Texas Transportation Commission Turnpike System Revenue	5.000%	8/15/29	4,000	4,496
Texas Transportation Commission Turnpike System Revenue	5.000%	8/15/30	10,375	11,577
Texas Transportation Commission Turnpike System Revenue	5.000%	8/15/31	36,155	40,198
Texas Transportation Commission Turnpike System Revenue	5.000%	8/15/32	15,000	16,725
Texas Transportation Commission Turnpike System Revenue	5.000%	8/15/32	40,730	45,090
Texas Transportation Commission Turnpike System Revenue	5.000%	8/15/33	53,015	58,563
Texas Transportation Commission Turnpike System Revenue	5.000%	8/15/34	9,485	10,440
Texas Turnpike Authority Central Texas Turnpike System Revenue	0.000%	8/15/20 (ETM)	3,515	3,302
Texas Turnpike Authority Central Texas Turnpike System Revenue	0.000%	8/15/20 (2)	6,485	5,953
4 Texas Water Development Board Revenue	4.000%	4/15/20	2,300	2,582
Texas Water Development Board Revenue	5.000%	7/15/20	3,800	4,366
4 Texas Water Development Board Revenue	5.000% 10/15/20		1,000	1,178
4 Texas Water Development Board Revenue	5.000%	4/15/21	3,100	3,683
Texas Water Development Board Revenue	5.000%	7/15/21	4,535	5,211
4 Texas Water Development Board Revenue	5.000% 10/15/21		3,300	3,954
Texas Water Financial Assistance GO	5.000%	8/1/20	2,000	2,287
Tomball TX Independent School District GO	5.000%	2/15/23	5,000	6,070
Tomball TX Independent School District GO	5.000%	2/15/24	10,000	12,253
University of Houston Texas Revenue	4.000%	2/15/16	1,425	1,441
University of Houston Texas Revenue	4.750%	2/15/28 (4)	8,615	9,248
University of Houston Texas Revenue	5.000%	2/15/29	5,000	5,762
University of Texas Permanent University Fund Revenue	5.000%	7/1/19	24,000	27,450
University of Texas Permanent University Fund Revenue	5.000%	7/1/25	8,095	10,103
University of Texas Permanent University Fund Revenue	5.000%	7/1/26	6,250	7,721
University of Texas Permanent University Fund Revenue	5.000%	7/1/28	7,265	8,834
University of Texas System Revenue Financing System Revenue	4.750%	2/15/17 (Prere.)	4,585	4,838
University of Texas System Revenue Financing System Revenue	5.000%	8/15/20	9,785	10,343
University of Texas System Revenue Financing System Revenue	5.000%	8/15/20	2,700	3,183
University of Texas System Revenue Financing System Revenue	4.750%	8/15/30	6,610	6,913
University of Texas System Revenue Financing System Revenue	5.000%	8/15/31	9,835	11,449
University of Texas System Revenue Financing System Revenue	5.000%	8/15/32	4,180	4,857
Williamson County TX GO	5.000%	2/15/23	6,000	7,177
				4,169,144
Utah (0.5%)
Alpine UT School District GO	5.000%	3/15/20	12,135	14,168
Central Utah Water Conservancy District GO	5.000%	4/1/26	6,155	7,107
Central Utah Water Conservancy District GO	5.000%	4/1/27	4,000	4,587
Central Utah Water Conservancy District GO	5.000%	4/1/28	3,000	3,429
Central Utah Water Conservancy District GO	5.000%	4/1/28	765	874
Central Utah Water Conservancy District GO	5.000%	4/1/29	7,000	7,954
Central Utah Water Conservancy District GO	5.000%	10/1/32	5,640	6,465
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/22	2,000	2,209
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/23	1,045	1,155
Riverton UT Hospital Revenue (IHC Health Services Inc.)	5.000%	8/15/19	2,100	2,394
Salt Lake & Sandy UT Metropolitan Water District Revenue	5.000%	7/1/32	2,000	2,283
Salt Lake County UT GO	5.000% 12/15/15		5,000	5,030
Utah Associated Municipal Power Systems Revenue (Horse Butte Wind Project)	5.000%	9/1/27	4,060	4,625
Utah Associated Municipal Power Systems Revenue (Horse Butte Wind Project)	5.000%	9/1/28	4,260	4,827
Utah Board of Regents Student Loan Revenue	4.000%	11/1/15	24,000	24,003
Utah Board of Regents Student Loan Revenue	5.000%	11/1/22	10,800	12,367
Utah Board of Regents Student Loan Revenue	5.000%	11/1/23	4,200	4,796
Utah GO	5.000%	7/1/16	3,320	3,428
Utah GO	4.500%	7/1/19	11,200	12,648
Utah GO	5.000%	7/1/19	19,000	21,798
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/26	1,350	1,620
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/27	2,230	2,643
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/28	2,250	2,638
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/29	9,005	10,476
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/30	6,680	7,705
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/31	4,515	5,179
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/32	10,330	11,786
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/33	10,510	11,963
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/34	7,105	8,081
				208,238

Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Vermont (0.0%)
	Vermont Educational & Health Buildings Financing Agency Hospital Revenue
	(Fletcher Allen Health Care Project)	5.000%	12/1/22 (4)	8,000	8,693
	Vermont Educational & Health Buildings Financing Agency Revenue (Middlebury College Project)	5.000%	11/1/31	4,130	4,730
					13,423
Virgin Islands (0.1%)
	Virgin Islands Public Finance Authority Revenue	5.000%	10/1/18	4,500	4,901
	Virgin Islands Public Finance Authority Revenue	5.000%	10/1/19	3,000	3,315
	Virgin Islands Public Finance Authority Revenue	5.000%	10/1/24	1,025	1,139
	Virgin Islands Public Finance Authority Revenue	5.000%	10/1/27	1,500	1,671
	Virgin Islands Public Finance Authority Revenue	5.000%	10/1/29	5,020	5,445
	Virgin Islands Public Finance Authority Revenue	5.000%	10/1/30	20,000	21,801
	Virgin Islands Public Finance Authority Revenue	5.000%	10/1/32	6,500	6,917
					45,189
Virginia (1.7%)
	Arlington County VA GO	5.000%	8/15/19	1,000	1,151
	Chesapeake VA Toll Road Revenue	5.000%	7/15/23	1,600	1,842
	Fairfax County VA Economic Development Authority Facilities Revenue (County Facilities Project)	5.000%	10/1/22	7,945	9,609
	Fairfax County VA Economic Development Authority Facilities Revenue (County Facilities Project)	5.000%	10/1/24	5,195	6,400
	Fairfax County VA Economic Development Authority Facilities Revenue (County Facilities Project)	5.000%	10/1/33	2,000	2,321
	Fairfax County VA Economic Development Authority Transportation District Improvement Revenue
	(Silver Line Phase I Project)	5.000%	4/1/16	2,320	2,366
	Fairfax County VA Economic Development Authority Transportation District Improvement Revenue
	(Silver Line Phase I Project)	5.000%	4/1/29	9,730	11,006
	Fairfax County VA Economic Development Authority Transportation District Improvement Revenue
	(Silver Line Phase I Project)	5.000%	4/1/30	5,000	5,656
	Fairfax County VA Economic Development Authority Transportation District Improvement Revenue
	(Silver Line Phase I Project)	5.000%	4/1/31	4,890	5,492
	Fairfax County VA GO	4.000%	10/1/19	5,800	6,478
	Fairfax County VA GO	5.000%	10/1/20	1,000	1,183
	Fairfax County VA GO	5.000%	10/1/21	1,000	1,204
	Fairfax County VA GO	5.000%	10/1/23	10,000	12,358
	Fairfax County VA GO	5.000%	10/1/24	10,000	12,504
	Fairfax County VA GO	4.000%	10/1/25	4,000	4,659
	Fairfax County VA GO	5.000%	10/1/25	5,000	6,290
	Fairfax County VA Industrial Development Authority Hospital Revenue
	(Inova Health System Hospital Project)	5.000%	5/15/25	2,000	2,246
	Fairfax County VA Public Improvement GO	5.000%	10/1/16	12,950	13,513
	Fairfax County VA Public Improvement GO	5.000%	4/1/18 (Prere.)	2,050	2,259
	Fairfax County VA Public Improvement GO	5.000%	4/1/20	10,940	12,796
	Fairfax County VA Public Improvement GO	5.000%	10/1/21	4,315	5,197
	Fairfax County VA Public Improvement GO	5.000%	10/1/21 (Prere.)	7,315	8,797
	Fairfax County VA Public Improvement GO	5.000%	10/1/21 (Prere.)	10,315	12,404
	Fairfax County VA Water Authority Revenue	5.000%	4/1/25	2,500	2,996
	Fredericksburg VA Economic Development Authority Hospital Facilities Revenue
	(MediCorp Health System Obligated Group)	5.250%	6/15/23	2,500	2,837
	Hampton VA GO	5.000%	1/15/20	3,000	3,384
	Norfolk VA Water Revenue	5.000%	11/1/15	550	550
	Norfolk VA Water Revenue	5.000%	11/1/19	2,615	3,014
	Richmond VA GO	5.000%	7/15/16	4,120	4,261
	Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/21	2,500	2,923
	Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/22	3,040	3,587
	Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/25	1,400	1,602
	Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/25	10,375	11,692
	Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/26	1,475	1,677
	Stafford County VA Economic Development Authority Hospital Facilities Revenue
	(MediCorp Health System Obligated Group)	5.250%	6/15/26	2,425	2,458
	Stafford County VA Economic Development Authority Hospital Facilities Revenue
	(MediCorp Health System Obligated Group)	5.250%	6/15/31	15,000	15,168
	Stafford County VA Industrial Development Authority Revenue
	(VML/VACo Commonwealth Loan Program) VRDO	0.020%	11/6/15 LOC	530	530
3	University of Virginia Revenue TOB VRDO	0.010%	11/2/15	7,400	7,400
	Virginia Beach VA Development Authority Public Facility Revenue	5.000%	7/15/17 (Prere.)	5,955	6,403
	Virginia Beach VA Development Authority Public Facility Revenue	5.000%	7/15/17 (Prere.)	5,125	5,513
	Virginia Beach VA Development Authority Public Facility Revenue	5.000%	7/15/17 (Prere.)	5,335	5,737
	Virginia Beach VA Development Authority Public Facility Revenue	5.000%	7/15/17 (Prere.)	5,665	6,091
	Virginia Beach VA GO	4.000%	9/15/20	6,195	7,023
	Virginia Beach VA GO	5.000%	5/1/22	4,300	5,219
	Virginia Beach VA GO	5.000%	5/1/23	4,300	5,275
	Virginia Beach VA GO	5.000%	5/1/24	4,300	5,332

154

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/16	1,020	1,033
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/17	1,000	1,057
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/18	10,595	11,169
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/19	18,575	20,998
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/19	10,415	11,773
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/22	1,000	1,195
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/28	5,840	6,816
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/16 (Prere.)	8,000	8,310
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/16 (Prere.)	8,405	8,730
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/16 (Prere.)	8,845	9,187
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/16 (Prere.)	8,610	8,943
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/16 (Prere.)	405	421
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/16 (Prere.)	430	447
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/16 (Prere.)	450	467
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/16 (Prere.)	475	493
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/16 (Prere.)	495	514
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/16 (Prere.)	7,605	7,899
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/19	2,000	2,296
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/20	3,715	4,358
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/22	18,000	21,762
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/22	2,000	2,394
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/24	2,790	3,328
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/24	21,000	24,846
Virginia Commonwealth Transportation Board Revenue	5.000%	9/15/24	1,800	2,142
Virginia Commonwealth Transportation Board Revenue	5.000%	9/15/25	5,035	5,958
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/26	5,040	5,927
Virginia Commonwealth Transportation Board Revenue	5.000%	9/15/26	2,000	2,347
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/27	2,100	2,450
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/27	12,560	14,741
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/27	13,765	16,009
Virginia Commonwealth Transportation Board Revenue	5.000%	9/15/27	5,260	6,130
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/30	30,140	34,996
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/31	10,000	11,339
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/31	31,550	36,608
Virginia GO	4.000%	6/1/19	14,380	15,953
Virginia GO	4.000%	6/1/20	14,530	16,414
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/16	11,940	12,370
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/17	7,815	8,421
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/19	8,290	9,496
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/19	11,000	12,600
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/20	8,715	10,215
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/20	7,660	8,979
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/21	9,165	10,931
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/21	8,055	9,607
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/25	11,540	13,521
Virginia Public School Authority Revenue	4.000%	8/1/18	4,815	5,239
Virginia Public School Authority Revenue	4.000%	8/1/20	8,000	9,009
Virginia Public School Authority Revenue	5.000%	8/1/20	2,500	2,852
Virginia Public School Authority School Technology & Security Notes Revenue	5.000%	4/15/20	5,000	5,823
Virginia Resources Authority Clean Water Revenue (State Revolving Fund)	5.000%	10/1/22	7,760	9,470
Virginia Resources Authority Clean Water Revenue (State Revolving Fund)	5.000%	10/1/22	8,500	10,367

Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Virginia Resources Authority Clean Water Revenue (State Revolving Fund)	5.000%	10/1/23	9,985	12,315
	Virginia Resources Authority Clean Water Revenue (State Revolving Fund)	5.000%	10/1/23	5,845	7,194
	Winchester VA Economic Development Authority Hospital Revenue (Valley Health Obligated Group)	5.000%	1/1/31	3,000	3,432
	Winchester VA Economic Development Authority Hospital Revenue (Valley Health Obligated Group)	5.000%	1/1/32	2,115	2,402
	Winchester VA Economic Development Authority Hospital Revenue (Valley Health Obligated Group)	5.000%	1/1/33	2,500	2,816
	Winchester VA Economic Development Authority Hospital Revenue (Valley Health Obligated Group)	5.000%	1/1/34	3,000	3,366
	Wise County VA Industrial Development Authority Solid Waste & Sewage Disposal Revenue
	(Virginia Electric & Power Co.) PUT	2.375%	11/1/15	10,000	10,001
					768,279
Washington (2.9%)
	Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/19	25,500	29,146
	Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/20	20,000	23,401
	Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/22	3,250	3,917
	Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/23	3,500	4,256
	Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/24	1,250	1,532
	Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/30	6,000	7,035
	Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/30	3,250	3,852
	Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/31	1,000	1,179
	Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/31	10,000	11,666
	Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/32	5,000	5,808
	Energy Northwest Washington Electric Revenue (Project No. 1)	5.000%	7/1/16	9,735	10,047
	Energy Northwest Washington Electric Revenue (Project No. 1)	5.000%	7/1/25	5,385	6,658
	Energy Northwest Washington Electric Revenue (Project No. 1)	5.000%	7/1/27	19,000	22,714
	Energy Northwest Washington Electric Revenue (Project No. 3)	5.000%	7/1/28	13,000	15,463
	Grays Harbor County WA Public Utility District No. 1 Revenue	5.000%	1/1/27	1,000	1,176
	Grays Harbor County WA Public Utility District No. 1 Revenue	5.000%	1/1/28	1,000	1,165
	Grays Harbor County WA Public Utility District No. 1 Revenue	5.000%	1/1/29	1,200	1,386
	Grays Harbor County WA Public Utility District No. 1 Revenue	5.000%	1/1/30	1,575	1,804
	Grays Harbor County WA Public Utility District No. 1 Revenue	5.000%	1/1/31	1,625	1,852
	King County WA (Bellevue School District) GO	5.000%	12/1/27	16,505	18,962
	King County WA (Bellevue School District) GO	5.000%	12/1/28	17,335	19,839
	King County WA (Bellevue School District) GO	5.000%	12/1/29	18,200	20,741
	King County WA GO	5.000%	7/1/20	5,000	5,860
	King County WA GO	4.750%	1/1/34	3,075	3,265
	King County WA School District No. 414 GO	5.000%	6/1/19	1,620	1,848
	King County WA School District No. 414 GO	5.000%	12/1/19	4,815	5,561
	King County WA School District No. 414 GO	5.000%	12/1/20	5,615	6,627
	King County WA School District No. 414 GO	5.000%	12/1/21	7,910	9,452
	King County WA Sewer Revenue	5.000%	1/1/20	4,000	4,627
4	Pierce County WA School District No. 10 (Tacoma) GO	3.000%	6/1/17	2,000	2,078
4	Pierce County WA School District No. 10 (Tacoma) GO	5.000%	12/1/17	3,000	3,270
4	Pierce County WA School District No. 10 (Tacoma) GO	4.000%	6/1/20	2,000	2,246
4	Pierce County WA School District No. 10 (Tacoma) GO	5.000%	12/1/20	3,600	4,248
	Port of Seattle WA Passenger Facility Charge Revenue	5.000%	12/1/17	1,000	1,085
	Port of Seattle WA Passenger Facility Charge Revenue	5.000%	12/1/20	3,000	3,487
	Port of Seattle WA Passenger Facility Charge Revenue	5.000%	12/1/22	5,525	6,358
	Port of Seattle WA Revenue	5.000%	6/1/22	2,000	2,300
	Port of Seattle WA Revenue	5.000%	3/1/25	1,500	1,809
	Port of Seattle WA Revenue	5.000%	3/1/26	1,000	1,192
	Port of Seattle WA Revenue	5.000%	3/1/27	1,000	1,176
	Port of Seattle WA Revenue	5.000%	8/1/27	8,635	10,033
	Port of Seattle WA Revenue	5.000%	3/1/28	1,750	2,044
	Port of Seattle WA Revenue	5.000%	8/1/28	7,485	8,669
	Port of Seattle WA Revenue	5.000%	3/1/29	2,000	2,310
	Port of Seattle WA Revenue	5.000%	3/1/30	2,000	2,290
	Port of Seattle WA Revenue	5.000%	6/1/30	6,000	6,779
	Port of Seattle WA Revenue	5.000%	8/1/30	8,000	9,203
	Port of Seattle WA Revenue	5.000%	8/1/31	5,500	6,319
	Seattle WA GO	5.000%	6/1/21	16,395	19,500
	Seattle WA Municipal Light & Power Revenue	5.000%	2/1/20	7,945	9,201
	Seattle WA Water System Revenue	5.000%	5/1/19	12,000	13,657
	Seattle WA Water System Revenue	5.000%	5/1/24	12,610	15,448
	Snohomish County WA School District No. 15 (Edmonds) GO	5.000%	12/1/29	3,700	4,351
	Snohomish County WA School District No. 15 (Edmonds) GO	5.000%	12/1/30	3,000	3,493
	Snohomish County WA School District No. 15 (Edmonds) GO	5.000%	12/1/31	3,650	4,229
	Snohomish County WA School District No. 201 GO	5.250%	12/1/26	5,500	6,209
	Tobacco Settlement Authority Washington Revenue	5.000%	6/1/27	10,000	10,486
	Tobacco Settlement Authority Washington Revenue	5.250%	6/1/28	17,670	19,054
	University of Washington Revenue	5.000%	7/1/27	6,925	8,154
	University of Washington Revenue	5.000%	4/1/28	10,195	11,792
	University of Washington Revenue	5.000%	7/1/28	11,490	13,511

156

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
University of Washington Revenue	5.000%	7/1/29	7,500	8,753
University of Washington Revenue	5.000%	4/1/30	9,315	10,741
University of Washington Revenue	5.000%	7/1/30	10,495	12,236
University of Washington Revenue	5.000%	4/1/31	10,500	11,978
University of Washington Revenue	5.000%	4/1/32	11,375	12,941
University of Washington Revenue	5.000%	7/1/32	5,000	5,796
3 University of Washington Revenue TOB VRDO	0.120%	11/6/15 LOC	38,200	38,200
Washington (Motor Vehicle Fuel Tax) GO	5.000%	1/1/18	1,940	2,122
Washington (Motor Vehicle Fuel Tax) GO	5.000%	7/1/20	5,780	6,763
Washington (Motor Vehicle Fuel Tax) GO	5.000%	8/1/20	3,185	3,662
Washington (Motor Vehicle Fuel Tax) GO	5.000%	8/1/23	5,435	6,528
Washington (Motor Vehicle Fuel Tax) GO	5.000%	8/1/25	5,260	6,291
Washington (Motor Vehicle Fuel Tax) GO	5.000%	8/1/26	6,175	7,386
Washington (Motor Vehicle Fuel Tax) GO	5.000%	7/1/27	14,900	17,868
Washington (Motor Vehicle Fuel Tax) GO	5.000%	7/1/27	5,000	5,996
Washington (Motor Vehicle Fuel Tax) GO	5.000%	7/1/28	19,710	23,511
Washington (Motor Vehicle Fuel Tax) GO	5.000%	6/1/29	10,545	12,267
Washington (Motor Vehicle Fuel Tax) GO	5.000%	6/1/30	7,525	8,694
Washington (Motor Vehicle Fuel Tax) GO	5.000%	8/1/33	6,800	7,805
Washington (Motor Vehicle Fuel Tax) GO	5.000%	8/1/34	11,640	13,308
Washington Economic Development Finance Authority Lease Revenue
(Washington Biomedical Research Properties 2)	5.000%	6/1/27	1,410	1,687
Washington Economic Development Finance Authority Lease Revenue
(Washington Biomedical Research Properties 2)	5.000%	6/1/29	1,435	1,688
Washington Economic Development Finance Authority Lease Revenue
(Washington Biomedical Research Properties 2)	5.000%	6/1/31	2,165	2,522
Washington Economic Development Finance Authority Lease Revenue
(Washington Biomedical Research Properties 2)	5.000%	6/1/32	1,460	1,694
Washington GO	5.000%	7/1/17 (Prere.)	7,295	7,834
Washington GO	5.000%	7/1/17	32,460	34,868
Washington GO	5.000%	7/1/18 (Prere.)	5,000	5,552
Washington GO	5.000%	7/1/19	6,940	7,932
Washington GO	0.000%	6/1/20 (14)	5,500	5,154
Washington GO	5.000%	7/1/20	2,705	2,904
Washington GO	5.000%	7/1/20	13,035	15,271
Washington GO	5.000%	8/1/20	4,845	5,570
Washington GO	5.000%	8/1/20	4,730	5,551
Washington GO	5.000%	7/1/22	9,845	11,865
Washington GO	5.000%	7/1/22	23,500	28,353
Washington GO	5.000%	7/1/22	20,000	24,131
Washington GO	5.000%	7/1/23	10,000	11,999
Washington GO	5.000%	7/1/24	5,000	6,001
Washington GO	5.000%	7/1/24	2,875	3,530
Washington GO	5.000%	1/1/25	1,750	2,042
Washington GO	5.000%	7/1/25	50,585	61,552
Washington GO	5.000%	8/1/27	7,495	9,069
Washington GO	5.000%	2/1/28	10,000	11,607
Washington GO	5.000%	8/1/28	20,210	24,316
Washington GO	5.000%	2/1/29	6,790	7,606
Washington GO	5.000%	2/1/29	9,650	11,159
Washington GO	5.000%	2/1/30	13,740	16,176
Washington GO	5.000%	2/1/30	8,545	9,935
Washington GO	5.000%	8/1/30	20,980	24,266
Washington GO	5.000%	6/1/31	5,250	6,046
Washington GO	5.000%	8/1/31	13,860	16,153
Washington GO	5.000%	2/1/32	6,170	7,058
Washington GO	5.000%	6/1/32	5,500	6,314
Washington GO	5.000%	8/1/32	29,775	34,288
Washington Health Care Facilities Authority Revenue
(Central Washington Health Services Association)	5.000%	7/1/27	2,675	3,011
Washington Health Care Facilities Authority Revenue
(Central Washington Health Services Association)	5.000%	7/1/28	2,160	2,402
Washington Health Care Facilities Authority Revenue
(Central Washington Health Services Association)	5.000%	7/1/29	1,755	1,927
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.000%	8/15/18	2,000	2,227
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/18 (Prere.)	3,675	4,119
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/18 (Prere.)	3,550	3,979
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/18 (Prere.)	3,925	4,400
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/18 (Prere.)	3,425	3,839
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/18 (Prere.)	3,550	3,979
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/18 (Prere.)	3,625	4,063

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/18 (Prere.)	3,800	4,259
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/19	3,800	4,345
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/20	4,250	4,898
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/21	6,525	7,461
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/22	5,500	6,265
Washington Health Care Facilities Authority Revenue (PeaceHealth)	5.000%	11/1/18	23,000	25,673
Washington Health Care Facilities Authority Revenue (PeaceHealth)	5.000% 11/15/23		1,500	1,789
Washington Health Care Facilities Authority Revenue (PeaceHealth)	5.000%	11/1/24	19,830	22,125
Washington Health Care Facilities Authority Revenue (PeaceHealth)	5.000% 11/15/25		1,710	2,056
Washington Health Care Facilities Authority Revenue (PeaceHealth)	5.000% 11/15/27		1,035	1,192
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/31 (14)	17,745	18,323
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/32	3,785	4,280
Washington Health Care Facilities Authority Revenue (Providence Health & Services) PUT	4.000%	10/1/21	2,700	3,045
Washington Health Care Facilities Authority Revenue (Seattle Cancer Care Alliance)	5.000%	3/1/32	2,800	3,120
Washington Higher Education Facilities Authority Revenue (Gonzaga University Project)	5.000%	4/1/21	2,580	2,843
Washington Higher Education Facilities Authority Revenue (Gonzaga University Project)	5.000%	4/1/22	3,005	3,311
Washington Higher Education Facilities Authority Revenue (Gonzaga University Project)	5.000%	4/1/23	4,470	4,925
Washington Higher Education Facilities Authority Revenue (Gonzaga University Project)	5.000%	4/1/24	2,000	2,204
Washington Housing Finance Commission Multi-Family Housing Revenue (Emerald Heights Project)	5.000%	7/1/28	1,675	1,813
Washington Housing Finance Commission Multi-Family Housing Revenue (Emerald Heights Project)	5.000%	7/1/33	2,840	3,047
Washington State University General Revenue	5.000%	10/1/28	3,070	3,616
Washington State University General Revenue	5.000%	10/1/29	3,070	3,604
Washington State University General Revenue	5.000%	10/1/30	3,140	3,684
Washington State University General Revenue	5.000%	10/1/31	3,170	3,694
Washington State University Student Fee Revenue	5.000%	4/1/16 (Prere.)	15,950	16,269
				1,313,146
West Virginia (0.2%)
West Virginia Economic Development Authority Lottery Revenue	5.000%	6/15/19	1,395	1,588
West Virginia Economic Development Authority Lottery Revenue	5.000%	6/15/21	3,500	4,043
West Virginia Economic Development Authority Lottery Revenue	5.000%	6/15/22	2,055	2,369
West Virginia Economic Development Authority Lottery Revenue	5.000%	6/15/23	1,745	2,008
West Virginia Economic Development Authority Lottery Revenue	5.000%	6/15/25	2,445	2,789
West Virginia Economic Development Authority Lottery Revenue	5.000%	6/15/27	5,085	5,769
West Virginia Higher Education Policy Commission Revenue	5.000%	4/1/25	2,000	2,337
West Virginia Higher Education Policy Commission Revenue	5.000%	4/1/27	1,500	1,727
West Virginia Higher Education Policy Commission Revenue	5.000%	4/1/28	2,000	2,290
West Virginia Higher Education Policy Commission Revenue	5.000%	4/1/29	2,000	2,276
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.000%	9/1/17	6,335	6,763
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.000%	9/1/18	4,985	5,459
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.000%	9/1/19	2,990	3,349
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.000%	9/1/20	3,560	3,985
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.125%	9/1/21	3,265	3,635
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.000%	9/1/24	2,840	3,320
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.000%	9/1/25	2,880	3,337
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.000%	9/1/26	2,280	2,621
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.000%	9/1/27	2,840	3,235
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.000%	9/1/28	3,095	3,504
West Virginia Hospital Finance Authority Hospital Revenue (United Health System Obligated Group)	5.000%	6/1/18	1,920	2,110
West Virginia Hospital Finance Authority Hospital Revenue (United Health System Obligated Group)	5.000%	6/1/24	12,620	13,933
West Virginia School Building Authority Excess Lottery Revenue	5.250%	7/1/20	2,500	2,786
West Virginia School Building Authority Excess Lottery Revenue	5.250%	7/1/22	5,810	6,467
West Virginia University Revenue	5.000%	10/1/17	1,500	1,625
West Virginia University Revenue	5.000%	10/1/30	3,000	3,455
West Virginia Water Development Authority Infrastructure Excess Lottery Revenue
(Chesapeake Bay/Greenbrier River Projects)	5.000%	7/1/27	2,710	3,210
West Virginia Water Development Authority Infrastructure Excess Lottery Revenue
(Chesapeake Bay/Greenbrier River Projects)	5.000%	7/1/31	3,435	3,973
West Virginia Water Development Authority Infrastructure Excess Lottery Revenue
(Chesapeake Bay/Greenbrier River Projects)	5.000%	7/1/33	3,690	4,238
				108,201
Wisconsin (0.8%)
Central Brown County WI Water Authority Water System Revenue	5.000%	11/1/30	1,890	2,185
Central Brown County WI Water Authority Water System Revenue	5.000%	11/1/31	2,000	2,300
Central Brown County WI Water Authority Water System Revenue	5.000%	11/1/32	2,000	2,291
Central Brown County WI Water Authority Water System Revenue	5.000%	11/1/33	1,500	1,712
Central Brown County WI Water Authority Water System Revenue	5.000%	11/1/34	1,500	1,707
Central Brown County WI Water Authority Water System Revenue	5.000%	11/1/35	1,500	1,703
Madison WI Community Development Authority Revenue (Wisconsin Alumni Research Project)	5.000%	10/1/18	1,640	1,834
Madison WI Community Development Authority Revenue (Wisconsin Alumni Research Project)	5.000%	10/1/19	3,705	4,258
Milwaukee WI GO	4.000%	3/15/19	8,490	9,307
Milwaukee WI GO	4.000%	3/15/20	9,930	11,057

158

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Milwaukee WI Metropolitan Sewer District GO	5.250%	10/1/22	2,690	3,303
Wisconsin Clean Water Revenue	4.000%	6/1/16	720	736
Wisconsin Clean Water Revenue	4.000%	6/1/17	1,000	1,055
Wisconsin GO	5.000%	5/1/16	4,000	4,098
Wisconsin GO	5.000%	11/1/17	4,500	4,898
Wisconsin GO	5.000%	5/1/18	3,800	4,209
Wisconsin GO	5.000%	5/1/18 (2)	4,050	4,486
Wisconsin GO	5.000%	5/1/18 (Prere.)	7,135	7,877
Wisconsin GO	5.000%	5/1/19	1,340	1,530
Wisconsin GO	5.000%	5/1/19	12,000	13,697
Wisconsin GO	5.000%	5/1/20	1,000	1,170
Wisconsin GO	5.000%	5/1/20	2,915	3,411
Wisconsin GO	5.000%	5/1/22	10,425	12,439
Wisconsin GO	5.000%	5/1/22	3,500	4,042
Wisconsin GO	5.000%	5/1/25	7,500	8,938
Wisconsin GO	5.000%	5/1/27	2,750	3,228
Wisconsin GO	5.000%	5/1/27	1,400	1,643
Wisconsin GO	6.000%	5/1/27	10,000	11,606
Wisconsin GO	5.000%	5/1/28	2,060	2,409
Wisconsin GO	5.000%	5/1/29	1,715	1,992
Wisconsin Health & Educational Facilities Authority Health Facilities Revenue (SSM Health Care)	5.000%	6/1/19	4,110	4,652
Wisconsin Health & Educational Facilities Authority Health Facilities Revenue (SSM Health Care)	5.000%	6/1/20	3,240	3,731
Wisconsin Health & Educational Facilities Authority Health Facilities Revenue (SSM Health Care)	5.000%	6/1/21	5,230	6,048
Wisconsin Health & Educational Facilities Authority Health Facilities Revenue (SSM Health Care)	5.000%	6/1/22	3,295	3,783
Wisconsin Health & Educational Facilities Authority Revenue
(Ascension Health Alliance Credit Group) PUT	5.000%	6/1/21	34,215	40,373
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	7/15/28	8,500	9,580
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.500%	4/15/29	11,700	13,099
Wisconsin Health & Educational Facilities Authority Revenue (Children’s Hospital of Wisconsin Inc.)	5.375%	8/15/24	5,900	6,714
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000% 11/15/28		12,110	14,015
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000% 11/15/29		12,000	13,775
Wisconsin Health & Educational Facilities Authority Revenue (Marquette University)	5.000%	10/1/24	700	820
Wisconsin Health & Educational Facilities Authority Revenue (Marquette University)	5.000%	10/1/28	1,865	2,117
Wisconsin Health & Educational Facilities Authority Revenue (Marquette University)	5.000%	10/1/29	1,500	1,694
Wisconsin Health & Educational Facilities Authority Revenue (Marquette University)	5.000%	10/1/30	1,660	1,867
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/32	11,800	12,966
Wisconsin Health & Educational Facilities Authority Revenue (ProHealth Care Obligated Group)	5.000%	8/15/30	2,000	2,251
Wisconsin Health & Educational Facilities Authority Revenue (ProHealth Care Obligated Group)	5.000%	8/15/31	1,650	1,848
Wisconsin Health & Educational Facilities Authority Revenue (ProHealth Care Obligated Group)	5.000%	8/15/33	1,250	1,390
Wisconsin Health & Educational Facilities Authority Revenue (ProHealth Care Obligated Group)	5.000%	8/15/34	1,250	1,388
Wisconsin Public Finance Authority Hospital Revenue (Renown Regional Medical Center)	5.000%	6/1/26	6,285	7,284
Wisconsin Public Finance Authority Hospital Revenue (Renown Regional Medical Center)	5.000%	6/1/27	4,625	5,297
Wisconsin Public Finance Authority Hospital Revenue (Renown Regional Medical Center)	5.000%	6/1/28	6,955	7,874
Wisconsin Public Finance Authority Hospital Revenue (Renown Regional Medical Center)	5.000%	6/1/29	4,295	4,827
Wisconsin Public Finance Authority Hospital Revenue (Renown Regional Medical Center)	5.000%	6/1/30	7,675	8,586
Wisconsin Public Power System Power Supply System Revenue	5.000%	7/1/32	4,000	4,503
Wisconsin Public Power System Power Supply System Revenue	5.000%	7/1/33	3,500	3,933
Wisconsin Transportation Revenue	5.000%	7/1/17	3,000	3,222
Wisconsin Transportation Revenue	5.000%	7/1/18 (Prere.)	5,100	5,663
Wisconsin Transportation Revenue	5.000%	7/1/30	5,000	5,803
				334,224
Total Tax-Exempt Municipal Bonds (Cost $41,414,730)				43,489,716

			Shares
Temporary Cash Investment (2.7%)
Money Market Fund (2.7%)
6 Vanguard Municipal Cash Management Fund (Cost $1,213,805)	0.019%		1,213,804,743	1,213,805
Total Investments (100.0%) (Cost $42,628,535)				44,703,521

Intermediate-Term Tax-Exempt Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	4,061
Receivables for Investment Securities Sold	16,590
Receivables for Accrued Income	535,106
Receivables for Capital Shares Issued	48,315
Other Assets	3,452
Total Other Assets	607,524
Liabilities
Payables for Investment Securities Purchased	(484,646)
Payables for Capital Shares Redeemed	(40,303)
Payables for Distributions	(30,178)
Payables to Vanguard	(37,439)
Other Liabilities	(1,029)
Total Liabilities	(593,595)
Net Assets (100%)	44,717,450

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	42,708,511
Undistributed Net Investment Income	257
Accumulated Net Realized Losses	(66,186)
Unrealized Appreciation (Depreciation)
Investment Securities	2,074,986
Futures Contracts	(118)
Net Assets	44,717,450

Investor Shares—Net Assets
Applicable to 311,202,222 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,415,622
Net Asset Value Per Share—Investor Shares	$14.19

Admiral Shares—Net Assets
Applicable to 2,840,373,394 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	40,301,828
Net Asset Value Per Share—Admiral Shares	$14.19

• See Note A in Notes to Financial Statements.
1 Securities with a value of $6,560,000 have been segregated as initial margin for open futures contracts.
2 Adjustable-rate security.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate value of these securities was $400,086,000, representing 0.9% of net assets.
4 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2015.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
For key to abbreviations and other references, see back cover.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (98.7%)
Alabama (1.0%)
Alabama Incentives Financing Authority Special Obligation Revenue	5.000%	9/1/37	10,945	12,033
Alabama Incentives Financing Authority Special Obligation Revenue	5.000%	9/1/42	3,325	3,632
Alabama Port Authority Docks Facilities Revenue	6.000%	10/1/40	5,000	5,788
Auburn University Alabama General Fee Revenue	5.000%	6/1/42	8,455	9,352
Birmingham AL GO	0.000%	3/1/27	2,500	2,649
Birmingham AL GO	0.000%	3/1/37	2,500	2,536
Houston County AL Health Care Authority Revenue	5.250%	10/1/30 (2)	9,000	9,049
Huntsville AL GO	5.000%	5/1/26	2,860	3,331
Jefferson County AL Sewer Revenue	0.000%	10/1/42 (4)	12,500	8,747
Jefferson County AL Sewer Revenue	6.000%	10/1/42	8,780	9,866
Jefferson County AL Sewer Revenue	7.000%	10/1/51	10,000	11,994
Jefferson County AL Sewer Revenue	6.500%	10/1/53	10,525	12,049
Selma AL Industrial Development Board Revenue (International Paper Co. Project)	5.375%	12/1/35	2,000	2,208
				93,234
Alaska (0.2%)
Alaska Housing Finance Corp. General Housing Revenue	5.000%	12/1/26	6,620	7,940
Alaska Housing Finance Corp. General Housing Revenue	5.000%	12/1/28	3,995	4,701
Alaska Industrial Development & Export Authority Revenue (Providence Health & Services)	5.500%	10/1/41	6,000	6,797
				19,438
Arizona (1.3%)
Arizona Board Regents Arizona State University System Revenue	5.000%	6/1/37	3,750	4,174
Arizona COP	5.000%	3/1/18 (Prere.)	12,140	13,326
Arizona Health Facilities Authority Revenue (Banner Health)	5.500%	1/1/38	12,500	13,391
Arizona Transportation Board Excise Tax Revenue	5.000%	7/1/25	8,925	10,844
Arizona Transportation Board Highway Revenue	5.000%	7/1/34	11,175	12,826
Buckeye AZ Excise Tax Revenue	5.000%	7/1/35	4,480	5,062
Buckeye AZ Excise Tax Revenue	5.000%	7/1/43	11,690	12,986
Maricopa County AZ Industrial Development Authority Hospital System Revenue
(Samaritan Health Services)	7.000%	12/1/16 (ETM)	5,050	5,146
Maricopa County AZ Pollution Control Corp. Revenue (Southern California Edison Co.)	5.000%	6/1/35	5,500	6,156
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/21	4,000	4,625
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/22	6,375	7,356
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/16 (Prere.)	5,135	5,296
Phoenix AZ Civic Improvement Corp. Water System Revenue	5.000%	7/1/34	10,000	11,133
Pima County AZ Sewer Revenue	5.000%	7/1/26	2,000	2,352
Pima County AZ Sewer Revenue	5.000%	7/1/27	1,000	1,166
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/20	515	594
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/24	2,220	2,628
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/27	785	927
				119,988
Arkansas (0.1%)
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/31	2,170	2,503
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/32	2,845	3,269
				5,772
California (16.6%)
Alameda CA Corridor Transportation Authority Revenue	0.000%	10/1/30 (2)	5,000	2,589
Alameda CA Corridor Transportation Authority Revenue	0.000%	10/1/31 (14)	8,450	4,449
Alameda CA Corridor Transportation Authority Revenue	0.000%	10/1/33 (14)	12,000	5,768
Alameda County CA Joint Powers Authority Lease Revenue	5.250%	12/1/29	8,300	9,782
Alameda County CA Unified School District GO	5.000%	8/1/39	11,455	13,026
1 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	11,000	11,221
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	8,000	8,517
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/32	2,060	2,325
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	10/1/54	10,000	11,010
2 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.110%	4/1/24	10,000	9,887
California Department of Water Resources Power Supply Revenue	5.000%	5/1/20 (Prere.)	3,100	3,639
California Department of Water Resources Power Supply Revenue	5.000%	5/1/21	7,650	8,457
California Department of Water Resources Power Supply Revenue	5.000%	5/1/22	1,900	2,203
California Department of Water Resources Power Supply Revenue	5.000%	5/1/22	5,375	5,939
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	6/1/18 (Prere.)	7,275	8,072
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/19 (Prere.)	7,995	9,284
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/27	285	315
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/27	10,000	12,234
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/29	2,005	2,298
California Educational Facilities Authority Revenue (Pepperdine College)	5.000%	9/1/40	5,000	5,750
California Educational Facilities Authority Revenue (Santa Clara University)	5.000%	4/1/36	3,000	3,447
California Educational Facilities Authority Revenue (Santa Clara University)	5.000%	4/1/45	14,000	15,840
California Educational Facilities Authority Revenue (University of Southern California)	5.250%	10/1/38	1,000	1,113

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Educational Facilities Authority Revenue (University of Southern California)	5.250%	10/1/39	5,000	5,549
California GO	5.000%	9/1/16 (Prere.)	5,130	5,330
California GO	5.250%	9/1/24	12,500	15,040
California GO	5.250%	10/1/24	3,000	3,618
California GO	5.625%	4/1/26	21,900	25,288
California GO	5.000%	3/1/28	10,000	11,961
California GO	5.000%	10/1/29	5,000	5,893
California GO	5.000%	10/1/30	12,600	14,753
California GO	6.000%	3/1/33	4,000	4,794
California GO	6.500%	4/1/33	41,500	49,169
California GO	5.000%	8/1/34	5,000	5,808
California GO	6.000%	11/1/35	10,000	11,931
California GO	5.000%	9/1/36	3,250	3,703
California GO	6.000%	4/1/38	10,340	12,039
California GO	6.000%	11/1/39	6,500	7,727
California GO	5.000%	9/1/41	5,000	5,600
California GO	5.000%	9/1/42	11,360	12,814
California GO	5.000%	2/1/43	5,500	6,185
California GO	5.000%	4/1/43	1,000	1,127
California GO	5.000%	11/1/43	5,000	5,680
California GO	5.000%	12/1/43	8,250	9,382
California GO	5.000%	8/1/45	7,280	8,259
California Health Facilities Financing Authority Revenue (Adventist Health System/West)	5.750%	9/1/39	5,500	6,277
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	5.625%	7/1/35	5,000	5,454
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	6.000%	7/1/39	4,500	5,137
California Health Facilities Financing Authority Revenue (St. Joseph Health System)	5.000%	7/1/33	2,000	2,302
California Health Facilities Financing Authority Revenue (St. Joseph Health System)	5.750%	7/1/39	8,000	9,108
California Health Facilities Financing Authority Revenue (Stanford Hospital)	5.000%	8/15/54	2,000	2,226
California Health Facilities Financing Authority Revenue (Sutter Health)	5.875%	8/15/31	6,000	7,069
California Health Facilities Financing Authority Revenue (Sutter Health)	6.000%	8/15/42	15,000	17,728
California Infrastructure & Economic Development Bank Revenue
(Academy of Motion Picture Arts & Sciences Obligated Group)	4.000%	11/1/31	1,335	1,405
California Infrastructure & Economic Development Bank Revenue
(Academy of Motion Picture Arts & Sciences Obligated Group)	4.000%	11/1/32	2,000	2,093
California Infrastructure & Economic Development Bank Revenue
(Independent System Operator Corp. Project)	5.000%	2/1/34	13,800	15,462
California Municipal Finance Authority Revenue (Anaheim Electric Utility Distribution System)	5.000%	10/1/31	2,075	2,429
California Municipal Finance Authority Revenue (University of La Verne)	6.250%	6/1/40	5,000	5,714
California Public Works Board Lease Revenue (Community Colleges)	5.625%	3/1/16 (2)	2,205	2,215
California Public Works Board Lease Revenue (Department of General Services)	6.250%	4/1/34	10,000	11,732
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	10/1/28	4,000	4,656
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/30	4,205	4,874
California Public Works Board Lease Revenue (Various Capital Projects)	5.500%	11/1/30	1,320	1,599
California Public Works Board Lease Revenue (Various Capital Projects)	5.250%	11/1/32	7,280	8,557
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/37	14,705	16,474
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/37	5,000	5,651
California State University Systemwide Revenue	5.000%	5/1/17 (Prere.)	3,810	4,071
California State University Systemwide Revenue	5.000%	11/1/29	3,750	4,505
California State University Systemwide Revenue	5.000%	11/1/32 (4)	6,190	6,538
California State University Systemwide Revenue	5.250%	11/1/34	8,600	9,712
California State University Systemwide Revenue	5.000%	11/1/43	3,190	3,649
California Statewide Communities Development Authority Revenue
(Adventist Health System/West)	5.000%	3/1/28	5,575	6,488
California Statewide Communities Development Authority Revenue
(Buck Institute for Age Research)	5.000% 11/15/49 (4)		6,200	6,860
California Statewide Communities Development Authority Revenue (Kaiser Permanente)	5.000%	4/1/42	24,250	26,809
California Statewide Communities Development Authority Revenue
(Loma Linda University Medical Center Obligated Group)	5.500%	12/1/54	2,500	2,601
California Statewide Communities Development Authority Revenue (Trinity Health)	5.000%	12/1/41	13,975	15,445
California Statewide Communities Development Authority Senior Living Revenue
(Southern California Presbyterian Homes)	7.250% 11/15/41		3,000	3,482
California Statewide Communities Development Authority Student Housing Revenue
(CHF-Irvine LLC - UCI East Campus Apartments Phase II)	5.750%	5/15/32	4,000	4,341
Chabot-Las Positas CA Community College District GO	5.000%	8/1/27	4,175	4,900
Charter Oak CA Unified School District GO	5.000%	8/1/40 (4)	5,270	5,831
Chino CA Public Financing Authority Special Tax Revenue	5.000%	9/1/31 (4)	1,050	1,178
Chino CA Public Financing Authority Special Tax Revenue	5.000%	9/1/33 (4)	3,130	3,490
Chino CA Public Financing Authority Special Tax Revenue	5.000%	9/1/34 (4)	1,100	1,219
Chino CA Public Financing Authority Special Tax Revenue	5.000%	9/1/35 (4)	865	954
Chula Vista CA Industrial Development Revenue (San Diego Gas & Electric Co.)	5.875%	2/15/34	10,000	11,449
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/34	2,840	3,109

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Clovis CA Unified School District GO	5.000%	8/1/38	3,850	4,317
Coast CA Community College District GO	4.000%	8/1/32	7,205	7,709
Coast CA Community College District GO	0.000%	8/1/34	12,000	5,489
Contra Costa CA Community College District GO	4.000%	8/1/29	5,725	6,105
Corona-Norco CA Unified School District GO	5.000%	8/1/44	6,625	7,440
Corona-Norco CA Unified School District Special Tax Revenue
(Community Facilities District No. 98-1)	5.000%	9/1/29	1,705	1,911
Corona-Norco CA Unified School District Special Tax Revenue
(Community Facilities District No. 98-1)	5.000%	9/1/32	1,500	1,657
El Dorado CA Irrigation District Revenue	5.000%	3/1/34 (4)	1,480	1,671
Escondido CA GO	5.000%	9/1/32	3,855	4,490
Foothill-De Anza CA Community College District GO	5.000%	8/1/36	1,645	1,901
Foothill/Eastern Transportation Corridor Agency California Toll Road Revenue	5.750%	1/15/46	10,000	11,554
Gilroy CA School Facilities Finance Authority Revenue	5.000%	8/1/46	3,000	3,249
Golden State Tobacco Securitization Corp. California Revenue	5.000%	6/1/40	24,250	26,981
Grossmont CA Healthcare District GO	5.000%	7/15/17 (Prere.)	15,770	16,979
Grossmont CA Healthcare District GO	6.125%	7/15/21 (Prere.)	5,000	6,318
Imperial CA Irrigation District Electric Revenue	6.250%	11/1/31	2,225	2,673
Jefferson CA Union High School District GO	5.000%	8/1/29 (15)	2,210	2,563
Jefferson CA Union High School District GO	5.000%	8/1/31 (15)	3,265	3,733
Kern County CA GO	6.000%	8/1/35 (12)	2,500	2,862
Long Beach CA Harbor Revenue	5.000%	5/15/37	4,365	5,042
Long Beach CA Harbor Revenue	5.000%	5/15/42	1,500	1,722
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	6,600	7,362
Los Angeles CA Community College District GO	6.000%	8/1/19 (Prere.)	10,000	11,864
Los Angeles CA Community College District GO	4.000%	8/1/32	10,000	10,661
Los Angeles CA Community College District GO	5.250%	8/1/39	3,000	3,481
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/35	2,000	2,290
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/33	1,555	1,808
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/35	11,770	13,564
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/35	2,500	2,881
Los Angeles CA Department of Water & Power Revenue	5.375%	7/1/38	4,000	4,477
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/43	5,000	5,704
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/43	3,500	3,993
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/43	9,000	10,155
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	6,980	7,503
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	7,435	7,992
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	27,240	29,280
Los Angeles CA Unified School District GO	5.000%	7/1/26	6,950	7,930
Los Angeles CA Unified School District GO	5.000%	7/1/27	7,295	8,324
Los Angeles CA Wastewater System Revenue	5.750%	6/1/19 (Prere.)	6,145	7,199
Los Angeles CA Wastewater System Revenue	5.000%	6/1/28	1,500	1,821
Los Angeles CA Wastewater System Revenue	5.000%	6/1/28	2,000	2,427
Los Angeles CA Wastewater System Revenue	5.750%	6/1/28	4,935	5,698
Los Angeles CA Wastewater System Revenue	5.000%	6/1/29	2,085	2,509
Los Angeles CA Wastewater System Revenue	5.000%	6/1/30	2,000	2,384
Los Angeles CA Wastewater System Revenue	5.000%	6/1/30	1,700	2,031
Los Angeles CA Wastewater System Revenue	5.000%	6/1/31	4,090	4,853
Los Angeles CA Wastewater System Revenue	5.000%	6/1/32	4,815	5,696
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/31	2,790	3,191
Los Angeles County CA Redevelopment Authority Tax Allocation Revenue
(Long Beach Project Area)	5.000%	8/1/29	4,140	4,847
Los Angeles County CA Redevelopment Authority Tax Allocation Revenue
(Long Beach Project Area)	5.000%	8/1/30	4,685	5,438
Los Angeles County CA Redevelopment Authority Tax Allocation Revenue
(Long Beach Project Area)	5.000%	8/1/31	7,180	8,281
Los Angeles County CA Redevelopment Authority Tax Allocation Revenue
(Long Beach Project Area)	5.000%	8/1/32	6,465	7,427
M-S-R California Energy Authority Revenue	6.125%	11/1/29	4,700	6,026
M-S-R California Public Power Agency Revenue (San Juan Project)	6.750%	7/1/20 (ETM)	5,315	6,111
Metropolitan Water District of Southern California Revenue	5.000%	7/1/35	5,000	5,650
Modesto CA Irrigation District COP	5.500%	7/1/35	5,700	6,052
Modesto CA Irrigation District Financing Authority Revenue (Woodland Project)	6.500%	10/1/22 (ETM)	14,430	17,078
Mount Diablo CA Unified School District GO	5.000%	8/1/32	2,675	3,093
Newport Beach CA Revenue (Hoag Memorial Hospital Presbyterian)	6.000%	12/1/21 (Prere.)	3,500	4,424
Oakland CA GO	5.000%	1/15/28	1,230	1,466
Oakland CA GO	5.000%	1/15/35	4,025	4,611
Oakland CA Unified School District GO	5.000%	8/1/29 (4)	1,500	1,731
Oakland CA Unified School District GO	5.000%	8/1/30 (4)	1,000	1,148
Palomar Pomerado Health California GO	0.000%	8/1/37	5,000	1,784
Palomar Pomerado Health California GO	0.000%	8/1/38 (12)	10,000	10,613

Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Poway CA Unified School District GO	0.000%	8/1/46	9,600	2,508
	Poway CA Unified School District GO	0.000%	8/1/51	20,000	4,145
	Riverside CA Community College District GO	5.000%	8/1/29	5,820	6,884
	Riverside CA Community College District GO	5.000%	8/1/30	5,555	6,509
	Riverside County CA Public Financing Authority Lease Revenue	5.000%	11/1/29	9,420	10,827
	Riverside County CA Public Financing Authority Lease Revenue	5.250%	11/1/40	8,330	9,650
	Riverside County CA Public Financing Authority Lease Revenue	5.250%	11/1/45	10,000	11,548
	Riverside County CA Transportation Commission Toll Revenue	5.750%	6/1/44	3,000	3,393
	Riverside County CA Transportation Commission Toll Revenue	5.750%	6/1/48	1,000	1,130
	Sacramento CA Municipal Utility District Revenue	5.000%	8/15/26	5,750	6,930
	Sacramento CA Municipal Utility District Revenue	5.000%	8/15/27	1,385	1,645
	Sacramento CA Regional Transit District Farebox Revenue	5.000%	3/1/42	3,250	3,606
	Sacramento CA Unified School District GO	5.000%	8/1/27 (4)	1,310	1,554
	Sacramento CA Unified School District GO	5.000%	8/1/28 (4)	2,000	2,346
	Sacramento CA Unified School District GO	5.000%	8/1/29 (4)	1,240	1,445
	Sacramento County CA Airport Revenue	6.000%	7/1/41	10,500	11,727
	San Bernardino CA Community College District GO	4.000%	8/1/27	10,000	10,934
	San Bernardino CA Community College District GO	0.000%	8/1/44	5,000	1,403
	San Bernardino CA Community College District GO	5.000%	8/1/48	3,750	4,228
	San Bernardino County CA Medical Center COP	6.875%	8/1/24 (ETM)	13,000	17,086
	San Diego CA Public Facilities Financing Authority Water Revenue	5.000%	8/1/29	5,770	6,723
	San Diego CA Unified School District GO	5.500%	7/1/22 (14)	9,160	11,356
	San Diego CA Unified School District GO	0.000%	7/1/37	14,000	5,652
	San Diego County CA Regional Airport Authority Revenue	5.000%	7/1/43	5,450	6,050
	San Dieguito CA Union High School District GO	4.000%	8/1/32	4,960	5,273
	San Dieguito CA Union High School District GO	4.000%	8/1/33	1,820	1,925
	San Francisco CA Bay Area Rapid Transit District GO	5.000%	8/1/37	1,125	1,306
	San Francisco CA City & County COP	4.000%	9/1/34	5,085	5,244
	San Francisco CA City & County International Airport Revenue	5.000%	5/1/26	2,000	2,361
	San Francisco CA City & County International Airport Revenue	6.000%	5/1/39	10,000	11,578
	San Francisco CA City & County Public Utilities Commission Water Revenue	5.000%	11/1/30	7,660	9,072
	San Francisco CA City & County Public Utilities Commission Water Revenue	5.000%	11/1/35	5,255	5,931
	San Francisco CA City & County Public Utilities Commission Water Revenue	5.000%	11/1/36	8,585	9,926
	San Joaquin Hills CA Transportation Corridor Agency Toll Road Revenue	0.000%	1/15/25 (14)	9,250	6,346
	San Jose CA Redevelopment Agency Tax Allocation Revenue	5.000%	8/1/27 (14)	5,000	5,019
	San Luis & Delta Mendota CA Water Authority Revenue	5.000%	3/1/43 (15)	5,140	5,545
	San Mateo CA Union High School District GO	4.000%	9/1/31	6,240	6,675
	San Mateo County CA Joint Powers Financing Authority Lease Revenue (Youth Services Campus)	5.000%	7/15/33	5,000	5,467
	San Ramon Valley CA Unified School District GO	4.000%	8/1/28	1,225	1,337
	San Ramon Valley CA Unified School District GO	4.000%	8/1/28	1,225	1,337
	San Ramon Valley CA Unified School District GO	4.000%	8/1/29	3,495	3,778
	San Ramon Valley CA Unified School District GO	4.000%	8/1/31	1,855	1,983
	San Ramon Valley CA Unified School District GO	4.000%	8/1/33	2,200	2,327
	Santa Monica CA Community College District GO	0.000%	8/1/25	5,490	4,254
	Simi Valley CA School Financing Authority Revenue	5.000%	8/1/27 (4)	10,000	10,892
	Southern California Public Power Authority Revenue	5.000%	7/1/27	5,000	5,780
	Southern California Public Power Authority Revenue	5.000%	7/1/29	2,670	3,069
	Southwestern California Community College District GO	5.000%	8/1/44	7,800	8,814
	State Center California Community College District GO	5.000%	8/1/17 (Prere.)	16,100	17,363
	Stockton CA Unified School District GO	5.000%	8/1/42 (4)	4,650	5,164
	Twin Rivers CA Unified School District GO	5.000%	8/1/40 (15)	5,000	5,569
	Ukiah CA Electric Revenue	6.250%	6/1/18 (14)	2,340	2,506
	University of California Revenue	4.000%	5/15/35	5,000	5,218
	University of California Revenue	5.250%	5/15/37	3,000	3,520
	University of California Revenue	5.000%	5/15/38	20,000	22,610
	University of California Revenue	5.250%	5/15/38	10,000	11,635
	University of California Revenue	5.000%	5/15/44	4,000	4,503
	Ventura County CA Community College District GO	5.500%	8/1/18 (Prere.)	12,000	13,542
	Victor Valley CA Community College District GO	6.000%	8/1/39	12,000	13,974
	Vista CA Joint Powers Financing Authority Revenue	5.250%	5/1/31	5,110	6,022
	Walnut CA Energy Center Authority Revenue	5.000%	1/1/35	8,985	10,027
	Washington Township CA Health Care District GO	5.500%	8/1/38	5,125	6,057
3	Washington Township CA Health Care District GO	4.000%	8/1/45	17,000	17,095
	West Contra Costa CA Unified School District GO	5.000%	8/1/45	8,000	8,942
	West Contra Costa CA Unified School District GO	5.000%	8/1/45	4,250	4,706
	Whittier CA Health Facilities Revenue (Presbyterian Intercommunity Hospital Obligated Group)	5.000%	6/1/44	8,200	8,934
					1,494,737
Colorado (1.4%)
	Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.250%	2/1/31	4,000	4,434
	Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.500%	7/1/34	5,000	5,636
	Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/33	5,000	5,287

164

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Commerce City CO Sales & Use Tax Revenue	5.000%	8/1/44 (4)	4,000	4,446
Denver CO City & County Airport Revenue	5.000% 11/15/43		8,000	8,841
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/16 (14)	10,185	10,110
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/19 (14)	13,000	12,058
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/23 (14)	20,775	16,604
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/25 (14)	9,700	7,119
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/30 (14)	16,500	9,495
Northwest Parkway Public Highway Authority Colorado Revenue	5.800%	6/15/16 (Prere.)	16,000	16,534
Regional Transportation District of Colorado Sales Tax Revenue
(Denver Transit Partners Eagle P3 Project)	6.000%	1/15/34	5,000	5,630
Regional Transportation District of Colorado Sales Tax Revenue
(Denver Transit Partners Eagle P3 Project)	6.000%	1/15/41	14,765	16,599
University of Colorado Enterprise System Revenue	5.750%	6/1/19 (Prere.)	1,000	1,165
				123,958
Connecticut (1.1%)
Connecticut GO	5.000%	6/1/23	5,000	5,931
Connecticut GO	5.000% 10/15/24		5,925	7,005
Connecticut GO	5.000%	4/15/25	10,000	11,726
Connecticut GO	5.000%	4/15/26	5,000	5,835
Connecticut GO	5.000% 10/15/26		4,140	4,871
Connecticut GO	5.000%	11/1/26	3,000	3,493
Connecticut GO	5.000% 10/15/31		1,850	2,128
Connecticut GO	5.000%	6/15/32	8,905	10,162
Connecticut GO	5.000%	6/15/33	6,255	7,113
Connecticut Health & Educational Facilities Authority Revenue (Connecticut State University)	5.000%	11/1/25	1,860	2,196
Connecticut Health & Educational Facilities Authority Revenue (Connecticut State University)	5.000%	11/1/26	1,955	2,288
Connecticut Health & Educational Facilities Authority Revenue (Connecticut State University)	5.000%	11/1/27	1,850	2,150
Connecticut Housing Finance Authority Revenue Housing Mortgage Finance Program	4.000% 11/15/32		4,400	4,713
Connecticut Housing Finance Authority Revenue Housing Mortgage Finance Program	4.000% 11/15/44		2,900	3,127
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	10/1/31	7,500	8,624
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	9/1/33	7,000	8,044
Hartford CT GO	5.000%	4/1/24	1,215	1,418
Hartford CT GO	5.000%	4/1/27	1,650	1,887
Hartford CT GO	5.000%	4/1/28	3,565	4,046
				96,757
Delaware (0.0%)
University of Delaware Revenue	5.000%	11/1/32	1,990	2,273
University of Delaware Revenue	5.000%	11/1/33	1,000	1,138
				3,411
District of Columbia (1.1%)
District of Columbia GO	5.000%	6/1/26	7,395	9,055
District of Columbia GO	5.000%	6/1/27	2,000	2,425
District of Columbia GO	5.000%	6/1/28	2,750	3,316
District of Columbia GO	5.000%	6/1/31	10,000	11,635
District of Columbia GO	5.000%	6/1/38	10,000	11,326
District of Columbia Hospital Revenue (Children’s Hospital Obligated Group)	5.000%	7/15/33	9,235	10,364
District of Columbia Income Tax Revenue	5.000%	12/1/23	4,110	5,035
4 District of Columbia Income Tax Revenue TOB VRDO	0.040%	11/6/15	4,200	4,200
District of Columbia Revenue (Georgetown University)	5.500%	4/1/36	5,000	5,467
District of Columbia Water & Sewer Authority Public Utility Revenue	5.000%	10/1/37	10,000	11,182
District of Columbia Water & Sewer Authority Public Utility Revenue	5.500%	10/1/39	13,000	14,465
Metropolitan Washington DC/VA Airports Authority Dulles Toll Road Revenue
(Dulles Metrorail & Capital Improvement Projects)	5.000%	10/1/53	7,500	7,876
				96,346
Florida (8.2%)
Alachua County FL Health Facilities Authority Revenue (East Ridge Retirement Village)	6.250% 11/15/44		4,250	4,671
Alachua County FL Health Facilities Authority Revenue
(Shands Teaching Hospital & Clinics Inc. Project)	6.250%	12/1/16 (14)	3,800	3,893
Alachua County FL Health Facilities Authority Revenue (Shands Teaching Hospital & Clinics Project)	5.000%	12/1/44	25,075	27,028
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	7.000%	4/1/19 (Prere.)	7,000	8,407
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/39	9,500	10,322
Broward County FL Airport System Revenue	5.375%	10/1/29	1,500	1,707
Broward County FL Airport System Revenue	5.250%	10/1/38	14,000	15,774
Broward County FL Port Facilities Revenue	6.000%	9/1/25	2,000	2,314
Broward County FL Sales Tax Revenue (Main Courthouse Project)	5.250%	10/1/36	17,500	19,964
Clearwater FL Water & Sewer Revenue	5.250%	12/1/39	5,000	5,608
Collier County FL Special Obligation Revenue	5.000%	7/1/34	3,000	3,342
Florida Board of Education Lottery Revenue	5.000%	7/1/22 (2)	12,995	14,045
3 Florida Board of Education Public Education Capital Outlay GO	4.000%	6/1/33	15,995	17,065
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/33	3,000	3,465

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/34	2,695	2,974
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/35	7,000	7,723
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/20	8,175	9,055
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/21	8,610	9,560
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/27	5,000	5,352
Florida Municipal Power Agency Revenue	5.000%	10/1/31	6,075	6,624
Florida Municipal Power Agency Revenue	6.250%	10/1/31	2,000	2,330
Florida Water Pollution Control Financing Corp. Revenue	5.000%	1/15/20	2,000	2,245
Florida Water Pollution Control Financing Corp. Revenue	5.000%	1/15/25	3,000	3,348
Halifax Hospital Medical Center Florida Hospital Revenue	5.500%	6/1/38 (4)	3,000	3,239
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/15/15 (Prere.)		245	245
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000% 11/15/15 (Prere.)		185	185
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.250% 11/15/16 (Prere.)		245	257
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.625% 11/15/37		5,000	5,702
Hillsborough County FL Industrial Development Authority Hospital Revenue
(H. Lee Moffitt Cancer Center Project)	5.250%	7/1/27	7,085	7,454
Hillsborough County FL Industrial Development Authority Hospital Revenue
(Tampa General Hospital Project)	5.000%	10/1/34	12,750	13,961
Hillsborough County FL Industrial Development Authority Revenue
(University Community Hospital)	6.500%	8/15/19 (ETM)	7,005	7,866
Hillsborough County FL School Board COP	5.000%	7/1/25	2,500	2,832
Jacksonville FL Electric Authority Revenue (St. John’s River Power Park)	5.000%	10/1/37	4,500	4,775
Jacksonville FL Electric Authority Water & Sewer Revenue	5.000%	10/1/33	3,500	4,013
Jacksonville FL Health Facilities Authority Hospital Revenue (Baptist Medical Center Project)	5.000%	8/15/27	2,500	2,651
Jacksonville FL Health Facilities Authority Hospital Revenue (Baptist Medical Center Project)	5.000%	8/15/37	3,800	3,967
Jacksonville FL Sales Taxes Revenue	5.000%	10/1/30	5,000	5,456
Jacksonville FL Transportation Revenue	5.000%	10/1/31	2,000	2,292
Lakeland FL Hospital Revenue (Lakeland Regional Health Systems)	5.000% 11/15/40		2,500	2,706
Lee Memorial Health System Florida Hospital Revenue	5.250%	4/1/35 (14)	12,480	12,987
Marion County FL Hospital District Health System Improvement Revenue
(Munroe Regional Health System)	5.000%	10/1/17 (Prere.)	14,290	15,484
Martin County FL Health Facilities Authority Revenue (Martin Memorial Medical Center)	5.000% 11/15/45		6,940	7,359
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000% 11/15/44		5,000	5,360
Miami FL Special Obligation Revenue (Marlins Stadium Project)	5.250%	7/1/35 (4)	2,000	2,166
Miami FL Special Obligation Revenue (Street & Sidewalk Improvement Program)	5.625%	1/1/39	2,000	2,227
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.750%	10/1/21	2,000	2,332
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/23	3,000	3,413
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/24	3,000	3,393
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.750%	10/1/25	4,720	5,449
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/28	2,000	2,262
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/29	14,165	15,601
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/30	4,270	4,689
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.375%	10/1/35	5,200	5,942
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.500%	10/1/41	9,000	10,126
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.500%	10/1/41	1,775	1,997
Miami-Dade County FL Educational Facilities Authority Revenue (University of Miami)	5.250%	4/1/16 (Prere.)	2,505	2,555
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/16 (Prere.)	17,240	17,783
Miami-Dade County FL Industrial Development Authority Revenue (Biscayne Properties LLC)	5.000%	6/1/48	10,000	9,952
Miami-Dade County FL School Board COP	5.250%	5/1/19 (12)	5,000	5,503
Miami-Dade County FL School Board COP	5.250%	5/1/29 (12)	5,850	6,361
Miami-Dade County FL School Board COP	5.250%	5/1/30 (12)	10,000	10,873
Miami-Dade County FL School Board COP	5.250%	5/1/31 (12)	8,165	8,878
Miami-Dade County FL Seaport Revenue	5.750%	10/1/32	5,150	6,027
Miami-Dade County FL Seaport Revenue	5.500%	10/1/42	5,000	5,731
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/31	10,000	11,268
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/37	2,500	2,781
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/16 (Prere.)	5,000	5,156
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/37	7,000	7,778
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/17 (Prere.)	7,000	7,587
North Brevard County FL Hospital District Revenue (Parrish Medical Center Project)	5.750%	10/1/18 (Prere.)	1,425	1,627
North Brevard County FL Hospital District Revenue (Parrish Medical Center Project)	5.750%	10/1/38	575	631
Orange County FL Health Facilities Authority Hospital Revenue (Orlando Health Inc.)	5.000%	10/1/42	6,940	7,297
Orange County FL Health Facilities Authority Hospital Revenue (Orlando Health Inc.)	5.000%	10/1/42	2,000	2,103
Orange County FL Health Facilities Authority Hospital Revenue
(Orlando Regional Healthcare System)	6.250%	10/1/16 (14)	475	494
Orange County FL Health Facilities Authority Revenue (Nemours Foundation Project)	5.000%	1/1/39	6,500	7,019
Orange County FL School Board COP	5.000%	8/1/17 (Prere.)	5,000	5,385

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Orange County FL Tourist Development Revenue	4.750%	10/1/32 (10)	8,500	8,790
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/28	2,000	2,271
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/28 (4)	5,000	5,677
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/30	1,000	1,130
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/32 (4)	5,340	5,642
Orlando FL Utility Commission Utility System Revenue	5.250%	4/1/19 (Prere.)	2,500	2,859
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/29	3,675	4,087
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/33	3,555	3,960
Osceola County FL Expressway System Revenue (Poinciana Parkway Project)	0.000%	10/1/39	6,000	4,104
Osceola County FL Expressway System Revenue (Poinciana Parkway Project)	0.000%	10/1/42	7,540	5,119
Osceola County FL Expressway System Revenue (Poinciana Parkway Project)	5.375%	10/1/47	2,000	2,130
Palm Beach County FL Public Improvement Revenue	5.000%	5/1/33	1,700	1,841
Palm Beach County FL Public Improvement Revenue	5.000%	5/1/38	8,000	8,668
Palm Beach County FL School Board COP	5.000%	8/1/17 (Prere.)	2,000	2,153
Palm Beach County FL School Board COP	5.000%	8/1/17 (Prere.)	7,135	7,682
Palm Beach County FL Solid Waste Authority Revenue	5.500%	10/1/18 (Prere.)	25,000	28,356
Palm Beach County FL Water & Sewer Revenue	5.000%	10/1/16 (Prere.)	2,000	2,086
Polk County FL Public Facilities Revenue	5.000%	12/1/15 (Prere.)	17,835	17,910
Port St. Lucie FL Revenue	6.250%	9/1/27 (12)	10,000	11,097
Port St. Lucie FL Utility Revenue	5.000%	9/1/35 (12)	2,000	2,186
Sarasota County FL Public Hospital District Hospital Revenue (Sarasota Memorial Hospital Project)	5.625%	7/1/39	10,000	11,059
Sarasota County FL School Board COP	5.375%	7/1/23	3,000	3,392
Sarasota County FL School Board COP	5.500%	7/1/24	2,775	3,136
Seminole County FL School Board COP	5.000%	7/1/22 (4)	1,990	2,054
Seminole County FL Water & Sewer Revenue	5.000%	10/1/16 (Prere.)	4,400	4,587
South Florida Water Management District COP	5.000%	10/1/36 (2)	10,000	10,344
South Miami FL Health Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group)	5.000%	8/15/20	5,000	5,378
South Miami FL Health Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group)	5.000%	8/15/22	5,000	5,377
St. Johns County FL Development Authority Revenue
(Presbyterian Retirement Communities Project)	6.000%	8/1/45	5,000	5,557
St. Johns County FL Industrial Development Authority Health Care Revenue
(Vicars Landing Project)	5.000%	2/15/17	485	495
St. Johns County FL Ponte Vedra Utility Systems Revenue	5.000%	10/1/30 (4)	3,650	3,663
St. Petersburg FL Health Facilities Authority Revenue (All Children’s Hospital Inc. Obligated Group)	6.500% 11/15/19 (Prere.)		2,000	2,428
St. Petersburg FL Public Utility Revenue	5.500%	10/1/37	1,000	1,145
Sumter County FL Industrial Development Authority Hospital Revenue
(Central Florida Health Alliance Project)	5.250%	7/1/44	3,000	3,301
Sunrise FL Utility System Revenue	5.500%	10/1/18 (ETM)	9,945	10,841
Sunrise FL Utility System Revenue	5.200%	10/1/22 (2)	9,550	10,589
Tallahassee FL Energy System Revenue	5.000%	10/1/37 (14)	2,500	2,674
Tallahassee FL Health Facilities Revenue (Tallahassee Memorial HealthCare Inc. Project)	5.000%	12/1/44	6,860	7,379
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/34	7,000	7,729
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.000%	9/1/26	1,000	1,149
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.000%	9/1/28	1,700	1,926
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.000%	9/1/29	1,950	2,198
Tampa FL Health System Revenue (BayCare Health System)	5.000% 11/15/33		7,407	8,319
Tohopekaliga FL Water Authority Utility System Revenue	5.750%	10/1/30	1,525	1,860
Tohopekaliga FL Water Authority Utility System Revenue	5.750%	10/1/31	1,600	1,951
Tohopekaliga FL Water Authority Utility System Revenue	5.750%	10/1/32	1,750	2,134
				736,406
Georgia (1.8%)
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/21	3,360	3,851
Atlanta GA Airport Revenue	5.000%	1/1/33	2,615	2,931
Atlanta GA Airport Revenue	5.000%	1/1/33	5,000	5,604
Atlanta GA Airport Revenue	5.000%	1/1/34	2,750	3,074
Atlanta GA Airport Revenue	5.000%	1/1/34	5,000	5,589
Atlanta GA Airport Revenue	5.000%	1/1/37	6,010	6,678
Atlanta GA Development Authority Revenue	5.250%	7/1/40	2,500	2,869
Atlanta GA Development Authority Revenue	5.250%	7/1/44	5,500	6,283
Atlanta GA Water & Wastewater Revenue	5.000%	11/1/35	5,000	5,746
Burke County GA Development Authority Pollution Control Revenue
(Oglethorpe Power Corp. Vogtle Project)	5.500%	1/1/33	3,000	3,232
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.500%	8/15/26 (14)	12,000	13,793
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/36	3,000	3,505
Gainesville & Hall County GA Hospital Authority Revenue
(Northeast Georgia Health System Inc. Project)	5.500%	8/15/54	10,000	11,643
Georgia GO	5.000%	7/1/29	2,000	2,316
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/30	4,315	4,907
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/39	7,000	7,721

Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Gwinnett County GA School District GO	5.000%	2/1/36	5,000	5,696
	Macon-Bibb County GA Hospital Authority Revenue (Medical Center of Central Georgia)	5.000%	8/1/32	4,500	4,936
	Macon-Bibb County GA Hospital Authority Revenue (Medical Center of Central Georgia)	5.000%	8/1/35	3,405	3,718
	Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/17	310	326
	Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/21	10,305	11,794
	Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.500%	9/15/25	15,000	17,985
	Metropolitan Atlanta GA Rapid Transportation Authority Georgia Sales Tax Revenue	6.250%	7/1/18	5,295	5,761
	Municipal Electric Authority Georgia Revenue	5.500%	7/1/60	5,000	5,439
	Municipal Electric Authority Georgia Revenue (General Resolution Projects)	5.500%	1/1/26	7,000	7,826
	Municipal Electric Authority Georgia Revenue (Plant Voltage Units 3 & 4 Project J)	5.500%	7/1/60	5,000	5,560
	Municipal Electric Authority Georgia Revenue (Project One)	5.000%	1/1/21	3,000	3,506
	Private Colleges & University Authority of Georgia Revenue (Emory University)	5.000%	9/1/32	1,500	1,691
					163,980
Hawaii (1.0%)
	Hawaii Department of Budget & Finance Special Purpose Revenue
	(Hawaii Pacific Health Obligated Group)	5.500%	7/1/38	4,360	5,008
	Hawaii GO	5.000%	12/1/21	5,150	6,174
	Hawaii GO	4.000%	10/1/27	3,705	4,122
	Hawaii GO	4.000%	10/1/33	3,750	3,967
	Hawaii Harbor System Revenue	5.500%	7/1/35	5,000	5,691
	Hawaii Harbor System Revenue	5.625%	7/1/40	5,000	5,719
	Honolulu HI City & County GO	5.250%	4/1/19 (Prere.)	8,000	9,159
	Honolulu HI City & County GO	5.250%	4/1/19 (Prere.)	8,000	9,159
	Honolulu HI City & County GO	5.000%	10/1/32	6,840	8,077
	Honolulu HI City & County GO	5.250%	8/1/33	2,000	2,340
	Honolulu HI City & County GO	5.250%	8/1/34	3,025	3,533
	Honolulu HI City & County Wastewater System Revenue	4.000%	7/1/29	9,610	10,411
	Honolulu HI City & County Wastewater System Revenue	5.250%	7/1/36	5,000	5,632
	Honolulu HI City & County Wastewater System Revenue	5.000%	7/1/40	10,000	11,469
	University of Hawaii Revenue	6.000%	10/1/38	2,500	2,906
					93,367
Idaho (0.2%)
	Idaho Health Facilities Authority Revenue (Trinity Health Group)	6.250%	12/1/18 (Prere.)	6,000	6,981
	Idaho Housing & Finance Association RAN	5.000%	7/15/22	6,465	7,229
					14,210
Illinois (7.8%)
	Chicago IL (City Colleges Capital Improvement Project) GO	0.000%	1/1/16 (14)	8,500	8,455
	Chicago IL Board of Education GO	5.500%	12/1/26 (14)	5,225	5,663
	Chicago IL Board of Education GO	5.500%	12/1/30 (2)	3,490	3,458
	Chicago IL Board of Education GO	5.000%	12/1/41	6,920	6,005
	Chicago IL Board of Education GO	5.250%	12/1/41	3,000	2,683
	Chicago IL Board of Education GO	5.000%	12/1/42	15,500	13,418
	Chicago IL GO	5.600%	1/1/16 (Prere.)	7,010	7,141
	Chicago IL GO	5.610%	1/1/16 (Prere.)	3,695	3,764
	Chicago IL GO	5.650%	1/1/16 (Prere.)	7,985	8,134
	Chicago IL GO	5.530%	1/1/20 (14)	5,000	5,085
	Chicago IL GO	5.000%	1/1/21 (4)	3,000	3,012
	Chicago IL GO	5.580%	1/1/22 (14)	5,000	5,080
	Chicago IL GO	5.600%	1/1/24 (14)	2,480	2,518
	Chicago IL GO	5.610%	1/1/25 (14)	1,305	1,325
	Chicago IL GO	5.650%	1/1/28 (14)	2,820	2,863
	Chicago IL Metropolitan Water Reclamation District GO	5.000%	12/1/31	7,500	8,421
	Chicago IL Midway Airport Revenue	5.000%	1/1/35	7,800	8,520
	Chicago IL Midway Airport Revenue	5.000%	1/1/36	2,000	2,182
	Chicago IL O’Hare International Airport Revenue	5.000%	1/1/25 (4)	17,000	18,379
	Chicago IL O’Hare International Airport Revenue	5.000%	1/1/26 (4)	17,600	19,028
	Chicago IL O’Hare International Airport Revenue	5.000%	1/1/30	26,870	30,344
	Chicago IL O’Hare International Airport Revenue	5.000%	1/1/33	5,615	6,275
	Chicago IL O’Hare International Airport Revenue	6.500%	1/1/41	3,000	3,612
	Chicago IL O’Hare International Airport Revenue	5.750%	1/1/43	9,000	10,104
	Chicago IL Park District GO	5.000%	1/1/36	4,000	4,161
	Chicago IL Public Building Commission GO	7.000%	1/1/20 (ETM)	27,500	32,866
	Chicago IL Sales Tax Revenue	5.000%	1/1/29	4,265	4,355
	Chicago IL Sales Tax Revenue	5.250%	1/1/38	2,055	2,129
	Chicago IL Transit Authority Sales Tax Receipts Revenue	5.250%	12/1/36	6,400	6,832
	Chicago IL Wastewater Transmission Revenue	5.000%	1/1/39	1,500	1,568
4	Chicago IL Water Revenue TOB VRDO	0.260%	11/6/15	6,465	6,465
	Chicago IL Waterworks Revenue	5.000%	11/1/44	7,500	7,837
	Cook County IL Community College District GO	5.125%	12/1/38	4,250	4,642
	Cook County IL Forest Preservation District GO	5.000% 12/15/32		1,000	1,078

168

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cook County IL Forest Preservation District GO	5.000% 12/15/37		2,500	2,683
Du Page & Cook Counties IL Community Consolidated School District GO	5.000%	6/1/23	4,695	5,657
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	6/1/42	16,580	18,031
Illinois Finance Authority Revenue (Art Institute of Chicago)	5.000%	3/1/34	7,750	8,586
Illinois Finance Authority Revenue (Ascension Health Credit Group)	5.000% 11/15/37		5,000	5,514
Illinois Finance Authority Revenue (Ascension Health Credit Group)	5.000% 11/15/42		17,895	19,600
Illinois Finance Authority Revenue (Carle Foundation)	6.000%	8/15/41	5,000	5,861
Illinois Finance Authority Revenue (Carle Foundation)	6.000%	8/15/41 (4)	1,500	1,764
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/39	5,000	5,334
Illinois Finance Authority Revenue (Central DuPage Health)	5.250%	11/1/39	4,000	4,423
Illinois Finance Authority Revenue (Chicago University)	5.500%	8/15/36	15,000	16,739
Illinois Finance Authority Revenue (Children’s Memorial Hospital)	5.375%	8/15/39	10,000	10,773
Illinois Finance Authority Revenue (Franciscan Communities Inc.)	5.125%	5/15/43	2,500	2,538
Illinois Finance Authority Revenue (Franciscan Communities Inc.)	5.250%	5/15/47	9,730	9,881
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/42	2,000	2,126
Illinois Finance Authority Revenue (Northwestern Community Hospital)	5.375%	7/1/33	3,000	3,217
Illinois Finance Authority Revenue (Northwestern Memorial Hospital) VRDO	0.010%	11/2/15	2,900	2,900
Illinois Finance Authority Revenue (OSF Healthcare System)	7.000%	5/15/19 (Prere.)	15,000	18,117
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000% 11/15/34		1,910	2,103
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000% 11/15/35		1,875	2,058
Illinois Finance Authority Revenue (OSF Healthcare System)	6.000%	5/15/39	6,360	7,313
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000%	5/15/41	6,000	6,439
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000% 11/15/45		8,625	9,355
Illinois Finance Authority Revenue (Riverside Health System)	6.250% 11/15/35		4,600	5,303
Illinois Finance Authority Revenue (Rush University Medical Center)	5.000% 11/15/33		5,000	5,595
Illinois Finance Authority Revenue (Silver Cross & Medical Centers)	7.000%	8/15/19 (Prere.)	16,000	19,550
Illinois Finance Authority Revenue (Southern Illinois Healthcare)	5.375%	3/1/35 (4)	5,120	5,655
Illinois Finance Authority Revenue (Trinity Health Corp.)	5.000%	12/1/30	3,000	3,369
Illinois Finance Authority Revenue (University of Chicago)	5.500%	7/1/18 (Prere.)	10,000	11,233
Illinois Finance Authority Revenue (University of Chicago)	5.750%	7/1/18 (Prere.)	7,750	8,757
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/32	790	880
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/33	10,000	11,404
Illinois GO	5.000%	3/1/21	4,000	4,382
Illinois GO	5.000%	8/1/21	7,000	7,676
Illinois GO	5.000%	8/1/24	9,000	9,675
Illinois GO	5.000%	2/1/25	730	791
Illinois GO	5.000%	8/1/25	2,000	2,135
Illinois GO	5.250%	2/1/32	8,075	8,551
Illinois GO	5.250%	2/1/33 (4)	5,200	5,588
Illinois GO	5.500%	7/1/33 (4)	3,350	3,721
Illinois GO	5.250%	2/1/34 (4)	3,125	3,354
Illinois GO	5.000%	5/1/34	2,000	2,073
Illinois GO	5.500%	7/1/38	7,500	7,907
Illinois Regional Transportation Authority Revenue	7.200%	11/1/20 (2)	13,190	15,097
Illinois Sports Facility Authority Revenue	5.500%	6/15/30 (2)	7,085	7,183
Illinois Toll Highway Authority Revenue	5.000%	7/1/16 (Prere.)	3,465	3,573
Illinois Toll Highway Authority Revenue	5.000%	7/1/16 (Prere.)	2,600	2,681
Illinois Toll Highway Authority Revenue	5.000%	12/1/22	2,400	2,865
Illinois Toll Highway Authority Revenue	5.500%	1/1/33	20,000	21,732
Illinois Toll Highway Authority Revenue	5.000%	1/1/36	10,000	10,990
Illinois Toll Highway Authority Revenue	5.000%	1/1/36	10,000	11,085
Illinois Toll Highway Authority Revenue	5.000%	1/1/38	10,000	10,957
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	6/15/25 (14)	10,000	7,039
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000% 12/15/34 (14)		4,870	2,029
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	6/15/44 (4)	10,000	2,453
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	5.250%	6/15/50	9,210	9,503
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	0.000% 12/15/24 (14)		2,715	1,966
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	5.000%	6/15/42	3,965	4,044
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	5.500%	6/15/53	1,000	1,082
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	6.000%	6/1/28	15,000	17,789
Springfield IL Water Revenue	5.000%	3/1/37	8,000	8,776
University of Illinois Auxiliary Facilities System Revenue	5.500%	4/1/31	3,000	3,480
				700,337
Indiana (1.4%)
Indiana Finance Authority Facilities Revenue (Wabash Valley Correctional Facility)	5.250%	7/1/19	2,500	2,868
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.250%	11/1/39	3,000	3,328
Indiana Finance Authority Revenue (BHI Senior Living)	6.000% 11/15/41		10,000	11,174

Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/41	6,500	6,966
	Indiana Finance Authority Revenue (Marquette Project)	5.000%	3/1/30	1,100	1,185
	Indiana Finance Authority Revenue (Marquette Project)	5.000%	3/1/39	2,770	2,903
	Indiana Finance Authority Revenue (Stadium Project)	5.250%	2/1/32	6,130	7,164
	Indiana Finance Authority Revenue (Stadium Project)	5.250%	2/1/33	12,610	14,714
	Indiana Finance Authority Revenue (Stadium Project)	5.250%	2/1/34	8,760	10,150
	Indiana Finance Authority Revenue (Stadium Project)	5.250%	2/1/35	2,500	2,883
	Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/37	7,000	7,744
	Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/39	7,000	7,861
	Indianapolis IN Local Public Improvement Bond Bank Revenue (Bank-Waterworks Project)	5.750%	1/1/38	10,000	11,364
	Indianapolis IN Local Public Improvement Bond Bank Revenue (PILOT Infrastructure Project)	5.000%	1/1/29 (4)	5,245	5,962
	Indianapolis IN Local Public Improvement Bond Bank Revenue (Qualified Midwestern Disaster Area)	5.750%	2/1/36	8,800	10,236
	Purdue University Indiana University Student Fee Revenue	5.000%	7/1/32	6,945	8,087
	Purdue University Indiana University Student Fee Revenue	5.000%	7/1/33	5,575	6,468
	Purdue University Indiana University Student Fee Revenue	5.000%	7/1/34	4,810	5,555
					126,612
Iowa (0.5%)
	Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.500%	12/1/22	8,500	9,006
	Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.250%	12/1/25	15,000	16,392
4	Iowa Special Obligation Revenue (Ijobs Program) TOB VRDO	0.090%	11/6/15	11,200	11,200
4	Iowa Special Obligation Revenue (Ijobs Program) TOB VRDO	0.090%	11/6/15	8,500	8,500
					45,098
Kansas (0.5%)
	Kansas Development Finance Authority Revenue	5.000%	5/1/29	2,275	2,617
	Kansas Development Finance Authority Revenue	5.000%	5/1/30	4,230	4,837
	Kansas Development Finance Authority Revenue	5.000%	5/1/31	4,975	5,664
	Kansas Development Finance Authority Revenue	5.000%	5/1/32	5,225	5,930
	Kansas Development Finance Authority Revenue	5.000%	5/1/33	1,610	1,821
	Kansas Development Finance Authority Revenue	5.000%	5/1/34	1,590	1,794
	Kansas Development Finance Authority Revenue	5.000%	4/1/35	16,585	18,519
	Kansas Development Finance Authority Revenue	5.000%	5/1/35	1,665	1,873
	Wyandotte County/Kansas City KS Unified Government Utility System Revenue	5.000%	9/1/44	2,750	3,033
					46,088
Kentucky (0.9%)
	Kentucky Asset/Liability Commission General Fund Revenue	0.721%	11/1/21 (14)	22,885	22,913
	Kentucky Economic Development Finance Authority Hospital Revenue
	(Baptist Healthcare System Obligated Group)	5.375%	8/15/24	5,000	5,466
	Kentucky Economic Development Finance Authority Hospital Revenue
	(Baptist Healthcare System Obligated Group)	5.000%	8/15/42	6,225	6,650
	Kentucky Municipal Power Agency Power System Revenue	5.000%	9/1/42 (14)	3,000	3,327
	Kentucky Public Transportation Infrastructure Authority Toll Revenue
	(Downtown Crossing Project) BAN	0.000%	7/1/34	2,000	1,466
	Kentucky Public Transportation Infrastructure Authority Toll Revenue
	(Downtown Crossing Project) BAN	0.000%	7/1/43	10,000	7,114
	Kentucky Public Transportation Infrastructure Authority Toll Revenue
	(Downtown Crossing Project) BAN	5.750%	7/1/49	10,100	11,301
	Kentucky Public Transportation Infrastructure Authority Toll Revenue
	(Downtown Crossing Project) BAN	6.000%	7/1/53	5,000	5,682
	Louisville & Jefferson County KY Metropolitan Government Health System Revenue
	(Norton Healthcare Obligated Group)	5.750%	10/1/42	13,000	14,940
	Louisville & Jefferson County KY Metropolitan Government Revenue (Catholic Health Initiatives)	5.000%	12/1/35	4,500	4,864
	Warren County KY Hospital Revenue
	(Bowling Green-Warren County Community Hospital Corp. Project)	5.000%	4/1/35	1,600	1,743
					85,466
Louisiana (0.8%)
	East Baton Rouge Parish LA Sewer Commission Revenue	5.000%	2/1/33	5,405	6,207
	East Baton Rouge Parish LA Sewer Commission Revenue	5.000%	2/1/34	5,290	6,052
	Lafayette LA Communications System Revenue	5.000%	11/1/26 (4)	3,185	3,769
	Lafayette LA Communications System Revenue	5.000%	11/1/28 (4)	1,250	1,446
	Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/16 (Prere.)	2,500	2,559
	Louisiana Local Government Environmental Facilities & Community Development
	Authority Revenue (East Baton Rouge Sewerage Commission Projects)	5.000%	2/1/39	4,250	4,665
	Louisiana Local Government Environmental Facilities & Community Development
	Authority Revenue (LCTCS Facilities Corp. Project)	5.000%	10/1/35	5,000	5,611
	Louisiana Local Government Environmental Facilities & Community Development
	Authority Revenue (LCTCS Facilities Corp. Project)	5.000%	10/1/37	2,500	2,779
	Louisiana Local Government Environmental Facilities & Community Development
	Authority Revenue (Women’s Hospital Foundation Project)	5.875%	10/1/40	14,000	15,958
	Louisiana Public Facilities Authority Hospital Revenue
	(Franciscan Missionaries of Our Lady Health System Project)	5.000%	7/1/39	3,140	3,475

170

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/28	4,000	4,575
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/29	3,000	3,410
Louisiana State University Revenue	5.000%	7/1/24	1,000	1,198
Louisiana State University Revenue	5.000%	7/1/25	505	600
New Orleans LA GO	0.000%	9/1/16 (2)	5,885	5,812
St. Charles Parish LA Gulf Opportunity Zone Revenue (Valero Energy Corp.) PUT	4.000%	6/1/22	4,000	4,253
				72,369
Maine (0.1%)
Maine Health & Higher Educational Facilities Authority Revenue (Bates College)	5.000%	7/1/38	4,000	4,440
Maine Health & Higher Educational Facilities Authority Revenue
(Stephens Memorial Hospital Association)	5.000%	7/1/39	5,100	5,596
				10,036
Maryland (1.1%)
Anne Arundel County MD GO	5.000%	4/1/20	2,640	3,083
Baltimore County MD GO	5.000%	2/1/26	2,800	3,316
Baltimore MD Consolidated Public Improvement GO	5.000%	8/1/30	5,000	5,951
Baltimore MD Project Revenue	5.000%	7/1/38	5,000	5,642
Maryland Economic Development Corp. Pollution Control Revenue (Potomac Electric Power Co.)	6.200%	9/1/22	4,000	4,630
Maryland Economic Development Corp. Student Housing Revenue
(University of Maryland College Park)	5.000%	6/1/28 (12)	500	510
Maryland GO	5.000%	8/1/25	6,495	7,830
Maryland GO	5.000%	3/1/26	17,910	21,489
Maryland GO	4.000%	3/1/27	5,000	5,564
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/38	10,000	10,965
Maryland Health & Higher Educational Facilities Authority Revenue (Meritus Medical Center, Inc.)	5.000%	7/1/40	6,500	7,001
Maryland Health & Higher Educational Facilities Authority Revenue (Meritus Medical Center, Inc.)	5.000%	7/1/45	5,000	5,356
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	7.000%	7/1/22 (14)	9,620	11,513
Washington Suburban Sanitation District Maryland GO	4.000%	6/1/34	7,315	7,796
				100,646
Massachusetts (2.5%)
Massachusetts Bay Transportation Authority General Transportation Revenue	7.000%	3/1/21 (ETM)	4,105	4,322
Massachusetts Bay Transportation Authority General Transportation Revenue	7.000%	3/1/21	6,070	7,253
Massachusetts Bay Transportation Authority Sales Tax Revenue	5.250%	7/1/18 (Prere.)	725	810
Massachusetts Bay Transportation Authority Sales Tax Revenue	5.500%	7/1/29 (14)	3,085	4,042
Massachusetts Bay Transportation Authority Sales Tax Revenue	4.000%	7/1/33	2,390	2,544
Massachusetts Bay Transportation Authority Sales Tax Revenue	5.250%	7/1/34	1,775	1,960
4 Massachusetts Bay Transportation Authority Sales Tax Revenue TOB VRDO	0.110%	11/6/15	10,292	10,292
Massachusetts College Building Authority Revenue	0.000%	5/1/17 (ETM)	7,460	7,383
Massachusetts College Building Authority Revenue	5.000%	5/1/35	2,500	2,827
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/26	8,000	9,027
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/27	8,000	9,027
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/35	5,000	5,653
Massachusetts Development Finance Agency Revenue (Baystate Medical Obligated Group)	5.000%	7/1/44	5,000	5,494
Massachusetts Development Finance Agency Revenue (Commonwealth Contract Assistance)	5.500%	2/1/40	10,000	11,461
Massachusetts Development Finance Agency Revenue (Wellesley College)	5.000%	7/1/42	5,000	5,658
Massachusetts GO	5.000%	7/1/26	8,500	10,619
Massachusetts GO	5.000%	8/1/36	9,855	11,311
Massachusetts GO	4.000%	6/1/43	1,000	1,019
Massachusetts Health & Educational Facilities Authority Revenue (Boston Medical Center)	5.750%	7/1/18 (Prere.)	890	1,004
Massachusetts Health & Educational Facilities Authority Revenue (Boston Medical Center)	5.750%	7/1/31	7,300	7,932
Massachusetts Health & Educational Facilities Authority Revenue (Harvard University)	5.500% 11/15/36		15,000	17,073
Massachusetts Health & Educational Facilities Authority Revenue (Lahey Clinic Medical Center)	5.000%	8/15/30 (14)	7,460	7,480
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/30	10,100	11,901
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.250% 10/15/35		3,000	3,508
Massachusetts Special Obligation Dedicated Tax Revenue	5.500%	1/1/27 (14)	7,190	9,033
Massachusetts Water Pollution Abatement Trust Revenue	5.000%	8/1/22	5,000	6,086
Massachusetts Water Resources Authority Revenue	6.500%	7/15/19 (ETM)	11,545	12,729
Massachusetts Water Resources Authority Revenue	5.000%	8/1/27	3,000	3,564
Massachusetts Water Resources Authority Revenue	5.000%	8/1/35 (14)	12,000	12,796
Massachusetts Water Resources Authority Revenue	5.000%	8/1/35	5,000	5,689
Massachusetts Water Resources Authority Revenue	5.000%	8/1/36	1,000	1,155
Metropolitan Boston MA Transit Parking Corp. Revenue	5.250%	7/1/36	4,500	5,203
University of Massachusetts Building Authority Revenue	5.000%	11/1/39	10,795	12,041
				227,896
Michigan (2.6%)
Detroit MI GO	5.000%	4/1/16 (12)	467	473
Detroit MI GO	5.000%	4/1/16 (12)	2,548	2,577
Detroit MI GO	5.000%	4/1/17 (12)	491	509
Detroit MI GO	5.000%	4/1/17 (12)	2,679	2,774

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Detroit MI Water & Sewerage Department Sewage Disposal System Revenue	5.250%	7/1/39	1,000	1,083
Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/26 (4)	2,500	2,711
Karegnondi Water Authority Michigan Water Supply System Revenue (Karegnondi Water Pipeline)	5.250%	11/1/40	17,330	19,025
Kent Hospital Finance Authority Michigan Revenue (Spectrum Health System) PUT	5.000%	1/15/42	10,805	11,589
Michigan Building Authority Revenue	5.000%	4/15/29	2,925	3,409
Michigan Building Authority Revenue	5.000% 10/15/29		1,375	1,576
Michigan Building Authority Revenue	5.000%	4/15/31	12,000	13,774
Michigan Building Authority Revenue	5.000%	4/15/38	2,000	2,236
Michigan Building Authority Revenue	5.000% 10/15/45		3,900	4,322
Michigan Building Authority Revenue	5.250% 10/15/47		2,000	2,251
Michigan Finance Authority Revenue	5.000%	10/1/39	13,195	14,467
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/32	5,000	5,409
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/32 (14)	2,210	2,425
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/34	7,500	8,056
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/34 (14)	1,165	1,270
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/44	3,670	3,874
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/33	4,000	4,480
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/38	13,500	14,923
Michigan Finance Authority Revenue (MidMichigan Obligated Group)	5.000%	6/1/39	6,000	6,551
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/25	1,500	1,786
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/26	3,100	3,658
Michigan GO	5.250%	9/15/26 (4)	14,000	15,134
Michigan Hospital Finance Authority Revenue (Henry Ford Health System)	5.750% 11/15/39		5,000	5,674
Michigan Hospital Finance Authority Revenue (MidMichigan Obligated Group)	6.125%	6/1/19 (Prere.)	9,000	10,624
Michigan Hospital Finance Authority Revenue (Trinity Health)	5.000%	12/1/48	2,300	2,467
Michigan Housing Development Authority Single Family Mortgage Revenue VRDO	0.050%	11/6/15	21,300	21,300
Michigan Municipal Bond Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/24	10,000	10,817
Michigan State University Revenue	5.000%	8/15/26	1,165	1,389
Michigan State University Revenue	5.000%	8/15/27	1,000	1,182
Michigan Strategic Fund Limited Obligation Revenue (Senate Offices Project)	5.250% 10/15/40		5,500	6,170
Royal Oak MI Hospital Finance Authority Hospital Revenue (William Beaumont Hospital)	6.000%	8/1/19 (Prere.)	8,000	9,446
Royal Oak MI Hospital Finance Authority Hospital Revenue (William Beaumont Hospital)	5.000%	9/1/39	8,245	8,983
Wayne County MI Airport Authority Revenue	5.000%	12/1/45	5,000	5,424
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/39 (15)	3,000	3,306
				237,124
Minnesota (0.8%)
Minneapolis MN Health Care System Revenue (Fairview Health Services)	6.750% 11/15/18 (Prere.)		4,250	4,984
Minneapolis MN Special School District No. 1 COP	4.000%	2/1/29	11,120	11,840
Minneapolis MN Special School District No. 1 COP	4.000%	2/1/30	11,505	12,157
Minnesota COP	5.000%	6/1/31	3,730	4,337
Minnesota GO	5.000%	10/1/16 (ETM)	25	26
Minnesota GO	5.000%	8/1/34	18,000	21,375
University of Minnesota Revenue	5.125%	4/1/34	1,250	1,400
University of Minnesota Revenue	5.000%	8/1/35	10,300	11,649
				67,768
Mississippi (0.4%)
3 Jackson MS Public School District GO	5.000%	4/1/28	1,645	1,938
Mississippi State University Educational Building Corp. Revenue	5.250%	8/1/38	2,500	2,836
S.M. Educational Building Corp. Mississippi Revenue
(Residence Hall Construction & Refunding Project)	5.000%	3/1/43	14,490	15,964
Warren County MS Gulf Opportunity Zone Revenue (International Paper Co. Projects)	6.500%	9/1/32	10,000	11,260
Warren County MS Gulf Opportunity Zone Revenue (International Paper Co. Projects)	5.375%	12/1/35	4,750	5,245
				37,243
Missouri (1.0%)
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Mass Transit
Sales Tax Revenue	5.000%	10/1/44	4,670	5,148
Curators of the University of Missouri System Facilities Revenue	5.000%	11/1/24	1,500	1,774
Curators of the University of Missouri System Facilities Revenue	4.000%	11/1/33	5,000	5,355
Jackson County MO Special Obligation Revenue (Truman Sports Complex Project)	5.000%	12/1/30	5,190	6,015
Jackson County MO Special Obligation Revenue (Truman Sports Complex Project)	5.000%	12/1/31	10,000	11,528
Kansas City MO Special Obligation Revenue (Kansas City Downtown Redevelopment District)	5.000%	9/1/39	3,150	3,501
Missouri Health & Educational Facilities Authority Health Facilities Revenue (Cox Health)	5.500% 11/15/18 (Prere.)		2,800	3,187
Missouri Health & Educational Facilities Authority Health Facilities Revenue (Cox Health)	5.500% 11/15/33		700	769
Missouri Health & Educational Facilities Authority Revenue (Washington University)	5.000% 11/15/37		14,950	16,864
Missouri Health & Educational Facilities Authority Revenue (Washington University)	5.375%	3/15/39	8,000	8,717
Missouri Highways & Transportation Commission Road Revenue	5.000%	5/1/25	16,900	20,847
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Iatan 2 Project)	5.750%	1/1/16 (Prere.)	5,000	5,048
				88,753

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Montana (0.0%)
Forsyth MT Pollution Control Revenue (Puget Sound Energy Project)	3.900%	3/1/16	3,575	3,658

Nebraska (0.3%)
Central Plains Energy Project Nebraska Gas Project Revenue (Project No. 1)	5.250%	12/1/20	5,000	5,772
Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
(Nebraska Methodist Health System)	5.000%	11/1/45	2,500	2,702
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.000%	4/1/29	2,000	2,242
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.375%	4/1/39 (13)	3,000	3,359
Omaha NE Public Power District Electric Revenue	5.500%	2/1/18 (Prere.)	5,000	5,531
University of Nebraska Student Fee Revenue	5.000%	7/1/37	5,000	5,532
				25,138
Nevada (0.6%)
Clark County NV GO	6.500%	6/1/17 (2)	5,000	5,463
Henderson NV Health Facility Revenue (Catholic Healthcare West)	5.250%	7/1/31	11,710	12,231
Las Vegas Valley Water District Nevada GO	5.000%	6/1/27	1,050	1,240
Las Vegas Valley Water District Nevada GO	5.000%	6/1/29	7,470	8,772
Las Vegas Valley Water District Nevada GO	5.000%	6/1/30	7,845	8,937
Las Vegas Valley Water District Nevada GO	5.000%	2/1/31	2,125	2,297
Nevada Highway Improvement Revenue (Motor Vehicle Fuel Tax)	5.000%	12/1/23 (4)	5,000	5,511
Nevada Highway Improvement Revenue (Motor Vehicle Fuel Tax)	5.000%	12/1/25 (4)	10,255	11,275
				55,726
New Hampshire (0.2%)
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth College)	6.000%	8/1/38	2,400	2,744
New Hampshire Health & Education Facilities Authority Revenue
(Southern New Hampshire University)	5.000%	1/1/34	1,375	1,446
New Hampshire Health & Education Facilities Authority Revenue
(Southern New Hampshire University)	5.000%	1/1/42	7,955	8,267
New Hampshire Health & Education Facilities Authority Revenue (Wentworth Douglas Hospital)	7.000%	1/1/38	8,000	9,429
				21,886
New Jersey (3.2%)
Camden County NJ Improvement Authority Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.750%	2/15/42	5,000	5,639
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500% 12/15/19 (2)		10,000	11,076
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/26	3,000	3,163
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/26 (2)	10,000	11,036
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/27 (14)	9,000	10,139
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/28	20,000	20,887
4 New Jersey Economic Development Authority Revenue (School Facilities Construction) TOB VRDO	0.120%	11/6/15 (4)	9,200	9,200
New Jersey Educational Facilities Authority Revenue (University Medical & Dentistry)	7.500%	6/1/19 (Prere.)	7,250	8,859
New Jersey Health Care Facilities Financing Authority Lease Revenue
(Greystone Park Psychiatric Hospital Project)	5.000%	9/15/29	7,335	7,635
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health)	5.750%	7/1/33	8,190	9,206
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue	4.250%	10/1/32	1,775	1,863
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue	6.500%	10/1/38	235	244
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue VRDO	0.020%	11/6/15	2,205	2,205
New Jersey Transportation Trust Fund Authority Transportation Program Revenue	5.000%	6/15/28	12,000	12,538
New Jersey Transportation Trust Fund Authority Transportation Program Revenue	5.000%	6/15/29	1,925	2,000
New Jersey Transportation Trust Fund Authority Transportation Program Revenue	5.500%	6/15/39	5,300	5,642
New Jersey Transportation Trust Fund Authority Transportation Program Revenue	5.000%	6/15/44	10,000	10,145
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500% 12/15/21		5,180	5,764
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500% 12/15/21 (14)		30,000	33,488
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	6/15/22	5,000	5,436
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250% 12/15/22 (2)		8,500	9,401
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000% 12/15/25 (2)		15,000	9,299
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	6/15/26	2,000	2,127
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000% 12/15/27		15,000	8,126
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/32	7,400	7,635
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000% 12/15/32 (4)		17,000	7,374
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500% 12/15/38 (12)		8,000	8,738
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (ETM)	270	273
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (ETM)	190	192
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (ETM)	270	273
New Jersey Turnpike Authority Revenue	5.000%	1/1/29	8,000	9,095
New Jersey Turnpike Authority Revenue	5.000%	1/1/30	10,795	12,223
New Jersey Turnpike Authority Revenue	5.150%	1/1/35 (2)	34,500	35,987
South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/27	2,000	2,158
				289,066

Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
New Mexico (0.4%)
	New Mexico Hospital Equipment Loan Council Hospital System Revenue
	(Presbyterian Healthcare Services)	5.000%	8/1/39	6,500	7,076
	New Mexico Hospital Equipment Loan Council Hospital System Revenue
	(Presbyterian Healthcare Services)	5.000%	8/1/42	15,025	16,275
	New Mexico Hospital Equipment Loan Council Hospital System Revenue
	(Presbyterian Healthcare Services)	5.000%	8/1/44	10,100	11,201
					34,552
New York (15.4%)
	Brooklyn NY Local Development Corp. PILOT Revenue (Barclays Center Project)	6.375%	7/15/43	6,000	6,858
	Erie County NY Industrial Development Agency School Facility Revenue
	(Buffalo City School District Project)	5.000%	5/1/24	8,120	9,651
	Erie County NY Industrial Development Agency School Facility Revenue
	(Buffalo City School District Project)	5.000%	5/1/25	6,710	7,933
	Hudson Yards Infrastructure Corp. New York Revenue	5.750%	2/15/47	28,730	32,678
	Long Island NY Power Authority Electric System Revenue	6.250%	4/1/19 (Prere.)	3,000	3,535
	Long Island NY Power Authority Electric System Revenue	5.000%	9/1/39	2,000	2,225
	Long Island NY Power Authority Electric System Revenue	5.000%	9/1/44	14,000	15,472
	Nassau County NY Local Economic Assistance & Financing Corp. Revenue
	(Winthrop University Hospital Association Project)	5.000%	7/1/32	3,000	3,221
	New York City NY GO	5.000%	8/1/17 (Prere.)	780	840
	New York City NY GO	5.125%	12/1/17 (Prere.)	4,680	5,113
	New York City NY GO	5.000%	8/1/22	10,000	11,994
	New York City NY GO	5.000%	4/1/23	10,855	12,974
	New York City NY GO	5.000%	8/1/23	9,550	11,487
	New York City NY GO	5.125%	12/1/23	8,195	8,957
	New York City NY GO	5.000%	8/1/24	4,665	5,531
	New York City NY GO	5.000%	8/1/24	10,195	12,220
	New York City NY GO	5.000%	8/1/24	4,220	4,544
	New York City NY GO	5.000%	8/1/25	9,160	10,899
	New York City NY GO	5.000%	8/1/25	5,000	5,949
	New York City NY GO	5.000%	8/1/25	5,000	5,657
	New York City NY GO	5.000%	8/1/26	8,065	9,805
	New York City NY GO	5.000%	8/1/27	7,000	7,909
	New York City NY GO	5.000%	8/1/31	5,000	5,803
	New York City NY GO	5.000%	3/1/32	5,000	5,735
	New York City NY GO	5.000%	8/1/32	5,000	5,786
	New York City NY GO	5.000%	10/1/32	5,260	6,001
	New York City NY GO	5.000%	8/1/35	1,500	1,719
	New York City NY GO VRDO	0.010%	11/2/15	2,400	2,400
	New York City NY GO VRDO	0.010%	11/2/15	7,600	7,600
	New York City NY GO VRDO	0.010%	11/2/15	1,300	1,300
	New York City NY GO VRDO	0.010%	11/2/15 LOC	14,000	14,000
	New York City NY Health & Hospital Corp. Revenue (Health System)	5.000%	2/15/30	6,000	6,609
	New York City NY Industrial Development Agency PILOT Revenue (Yankee Stadium Project)	0.000%	3/1/20 (12)	8,400	7,751
	New York City NY Industrial Development Agency PILOT Revenue (Yankee Stadium Project)	0.000%	3/1/22 (12)	4,585	3,953
	New York City NY Industrial Development Agency PILOT Revenue (Yankee Stadium Project)	0.000%	3/1/24 (12)	9,670	7,742
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/28	2,000	2,330
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/31	10,000	11,406
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/32	6,580	7,582
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/32	15,000	16,444
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.250%	6/15/32	7,500	8,509
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/34	9,000	10,298
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/34	3,500	3,974
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/35	4,150	4,739
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/35	7,500	8,423
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/36	5,000	5,694
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/39	20,000	22,695
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/43	10,000	11,282
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.375%	6/15/43	21,000	24,434
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.500%	6/15/43	1,500	1,758
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/44	9,065	10,273
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/44	13,775	15,487
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/45	1,000	1,131
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/45	6,320	6,962
4	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue TOB VRDO	0.030%	11/6/15	2,000	2,000
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/28	12,000	13,049
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/31	5,000	5,728
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/32	800	913
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/32	16,000	18,401
	New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/33	5,000	5,726

174

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/37	10,000	11,155
New York City NY Transitional Finance Authority Building Aid Revenue	5.250%	7/15/37	2,750	3,193
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/40	8,000	9,029
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/17 (Prere.)	7,230	7,709
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/19 (Prere.)	870	991
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/22	2,000	2,378
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/29	15,000	17,511
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/30	5,000	5,860
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/30	4,550	4,807
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/32	10,000	11,596
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/33	2,500	2,859
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/33	5,000	5,820
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/34	6,130	6,864
3 New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/34	7,000	8,128
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/35	8,940	10,315
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/35	10,000	11,406
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/37	9,000	10,180
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/37	7,135	8,120
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/39	15,875	18,116
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/41	23,000	26,036
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/42	4,500	5,018
4 New York City NY Transitional Finance Authority Future Tax Revenue TOB VRDO	0.050%	11/2/15	7,500	7,500
New York Convention Center Development Corp. Revenue	5.000% 11/15/45		5,130	5,749
4 New York Counties Tobacco Trust Revenue	6.250%	6/1/41	8,050	8,308
New York Liberty Development Corp. Revenue	5.000% 11/15/31		3,000	3,407
New York Liberty Development Corp. Revenue	5.000% 12/15/41		12,100	13,574
New York Liberty Development Corp. Revenue	5.125%	1/15/44	5,000	5,523
New York Liberty Development Corp. Revenue	5.000% 11/15/44		7,550	8,383
New York Liberty Development Corp. Revenue	5.750% 11/15/51		18,500	21,303
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/29		5,000	5,798
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/30		4,750	5,499
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/30		6,000	6,908
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/31		6,000	6,883
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/31		11,935	13,726
New York Metropolitan Transportation Authority Revenue	5.250% 11/15/31		10,000	11,900
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/32		4,500	5,142
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/33		5,400	6,171
New York Metropolitan Transportation Authority Revenue	5.250% 11/15/37		11,105	12,732
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/38		5,000	5,599
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/38		8,550	9,574
New York Metropolitan Transportation Authority Revenue	5.250% 11/15/40		7,500	8,474
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/45		10,000	11,139
New York Metropolitan Transportation Authority Revenue (Dedicated Petroleum Tax)	5.000% 11/15/34		3,750	4,250
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000% 11/15/24		5,000	5,961
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000% 11/15/24		3,000	3,577
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000% 11/15/28		10,250	12,022
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.125% 11/15/28		2,000	2,358
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/1/25	5,575	6,637
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000% 11/15/25		7,000	8,340
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000% 11/15/26		9,885	11,670
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000% 11/15/31		3,000	3,453
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000% 11/15/38		10,000	11,267
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.250% 11/15/41		6,000	6,960
New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)	5.000%	7/1/40	8,700	9,848
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	8/15/19 (ETM)	10	11
New York State Dormitory Authority Revenue (New York University)	5.750%	7/1/27 (14)	10,000	12,261
New York State Dormitory Authority Revenue (New York University)	5.000%	7/1/37	2,300	2,591
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000% 12/15/16 (Prere.)		5,000	5,262
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000% 12/15/21 (ETM)		5	6
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/22 (Prere.)	610	735
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/28	4,750	5,301
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000% 12/15/30		26,300	30,622
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/31	9,120	10,394
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/33	10,000	11,326
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/34	22,000	25,309
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/37	2,250	2,513
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/38	7,500	8,479
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/39	20,000	22,684
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/42	25,000	27,743
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/21 (4)	4,000	4,765
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/22 (4)	7,240	8,586

Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	New York State Dormitory Authority Revenue (State University Educational Facilities)	5.000%	5/15/26	2,000	2,347
	New York State Dormitory Authority Revenue (The New School)	6.000%	7/1/20 (Prere.)	5,000	6,089
	New York State Environmental Facilities Corp. Revenue
	(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/29	5,860	6,907
	New York State Environmental Facilities Corp. Revenue
	(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/36	3,500	4,015
	New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	5/15/43	5,000	5,624
	New York State GO	5.000%	2/1/30	3,385	3,847
	New York State GO	5.000%	2/15/30	4,000	4,642
	New York State Liberty Development Corp. Liberty Revenue (3 World Trade Center Project)	5.000% 11/15/44		30,000	30,304
	New York State Thruway Authority Revenue	5.000%	1/1/26	10,000	11,894
	New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/27	5,000	5,557
	New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/30	5,000	5,747
	New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/31	6,265	7,168
	New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/30	8,000	9,266
	New York State Urban Development Corp. Revenue	5.000%	1/1/23	7,785	8,619
	New York State Urban Development Corp. Revenue	5.625%	1/1/28	7,385	8,401
	New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000% 12/15/21		10,000	11,478
	New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/31	10,000	11,565
	New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/32	11,170	12,853
	New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/32	5,835	6,717
	New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/33	10,000	11,435
	Port Authority of New York & New Jersey Revenue	5.000% 10/15/28		4,000	4,842
	Port Authority of New York & New Jersey Revenue	5.000% 10/15/31		2,000	2,361
	Port Authority of New York & New Jersey Revenue	5.000%	9/1/33	3,905	4,527
	Port Authority of New York & New Jersey Revenue	5.000%	5/1/36	3,425	3,877
	Port Authority of New York & New Jersey Revenue	5.000%	5/1/38	4,180	4,715
	Port Authority of New York & New Jersey Special Obligation Revenue
	(John F. Kennedy International Air Terminal LLC)	6.000%	12/1/42	10,000	11,592
	Tompkins County NY Industrial Development Agency Civic Facility Revenue (Cornell University)	5.000%	7/1/37	10,000	11,429
	Triborough Bridge & Tunnel Authority New York Revenue	6.125%	1/1/21 (ETM)	6,565	7,717
	Triborough Bridge & Tunnel Authority New York Revenue	5.250% 11/15/38		12,500	13,695
	Utility Debt Securitization Authority New York Revenue	4.000% 12/15/37		7,500	7,902
	Utility Debt Securitization Authority New York Revenue	5.000% 12/15/37		10,000	11,697
					1,385,232
North Carolina (1.3%)
	Buncombe County NC Limited Obligation Revenue	5.000%	6/1/27	2,860	3,451
	Buncombe County NC Limited Obligation Revenue	5.000%	6/1/28	1,500	1,800
	Charlotte NC Airport Revenue	5.000%	7/1/26	2,205	2,514
	Charlotte NC Airport Revenue	5.000%	7/1/36	2,000	2,199
	Charlotte NC Water & Sewer System Revenue	5.000%	7/1/33	5,000	5,715
3	North Carolina Capital Facilities Finance Agency (Duke University Project) Revenue	5.000%	10/1/55	6,000	6,767
	North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/18 (Prere.)	5,010	5,459
	North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/19 (Prere.)	5,000	5,646
	North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.500%	1/1/19 (Prere.)	3,000	3,434
	North Carolina GAN	5.000%	3/1/28	20,000	23,200
	North Carolina Medical Care Commission Health Care Facilities Revenue
	(Novant Health Obligated Group) VRDO	0.060%	11/6/15	30,000	30,000
	North Carolina Medical Care Commission Health Care Facilities Revenue (Vidant Health)	5.000%	6/1/36	500	544
	North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.250%	6/1/29	3,000	3,371
	North Carolina Medical Care Commission Retirement Facilities Mortgage Revenue
	(Salemtowne Project)	5.375%	10/1/45	10,000	10,269
	North Carolina Municipal Power Agency No. 1 Revenue (Catawba Electric)	5.000%	1/1/31	12,000	14,055
					118,424
Ohio (1.3%)
	Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.250%	9/1/27	10,000	11,474
	Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	5/1/42	1,300	1,415
	American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/25	4,000	4,649
	Buckeye Tobacco Settlement Financing Authority Ohio Revenue	5.875%	6/1/47	5,000	4,294
	Butler County OH Hospital Facilities Revenue (Kettering Health Network)	6.375%	4/1/36	5,465	6,331
	Butler County OH Hospital Facilities Revenue (Kettering Health Network)	5.625%	4/1/41	5,000	5,578
	Cleveland OH Water Revenue	4.000%	1/1/31	1,355	1,422
	Cleveland OH Water Revenue	4.000%	1/1/32	1,500	1,567
	Cleveland-Cuyahoga County OH Port Authority Revenue
	(Euclid Avenue Development Corp. Project)	5.000%	8/1/33	3,510	3,926
	Cleveland-Cuyahoga County OH Port Authority Revenue
	(Euclid Avenue Development Corp. Project)	5.000%	8/1/34	3,690	4,107
	Cleveland-Cuyahoga County OH Port Authority Revenue (SPC Buildings 1 & 3 LLC) VRDO	0.010%	11/6/15 LOC	2,740	2,740
	Delaware County OH Port Authority Economic Development Revenue
	(Columbus Zoological Park Association Project) VRDO	0.020%	11/6/15 LOC	2,550	2,550
	Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	5.250% 11/15/27		3,250	3,761

176

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	5.250% 11/15/28		6,000	6,938
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	5.000% 11/15/29		5,270	5,979
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	6.000% 11/15/41		3,220	3,844
Middletown OH City School District GO	5.000%	12/1/25 (4)	4,715	4,997
Montgomery County OH Revenue (Miami Valley Hospital) VRDO	0.010%	11/2/15	4,000	4,000
Montgomery County OH Revenue (Miami Valley Hospital) VRDO	0.010%	11/2/15	5,000	5,000
Ohio Capital Facilities Lease-Appropriation Revenue (Administrative Building Fund Projects)	5.000%	10/1/24	1,000	1,179
Ohio GO	5.000%	2/1/29	3,000	3,484
Ohio GO VRDO	0.010%	11/6/15	695	695
Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group)	5.500%	1/1/39	10,000	11,237
Ohio Hospital Revenue (University Hospitals Health System Inc.)	5.000%	1/15/41	7,750	8,242
Ohio State University General Receipts Revenue	5.000%	6/1/38	7,000	7,863
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.750%	2/15/38	3,500	3,775
				121,047
Oklahoma (0.0%)
Oklahoma Turnpike Authority Revenue	5.000%	1/1/28	775	894

Oregon (0.4%)
Oregon Department of Administrative Services COP	5.000%	5/1/19 (Prere.)	6,755	7,685
Oregon Department of Administrative Services Lottery Revenue	5.250%	4/1/30	4,000	4,598
Oregon Department of Transportation Highway User Tax Revenue	5.000% 11/15/30		4,345	5,176
Oregon GO (Oregon University System Projects)	5.000%	8/1/36	2,000	2,305
Oregon GO (Veterans Welfare) VRDO	0.010%	11/2/15	1,600	1,600
Oregon Health & Science University Revenue	5.000%	7/1/27	2,150	2,469
Umatilla County OR Hospital Facility Authority Revenue (Catholic Health Initiatives)	5.000%	5/1/22	12,380	12,428
				36,261
Pennsylvania (5.0%)
Allegheny County PA Port Authority Revenue	5.750%	3/1/29	8,000	9,505
Centre County PA Hospital Authority Revenue (Mount Nittany Medical Center Project)	5.000% 11/15/32		3,000	3,277
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000% 12/15/31		4,920	5,064
Delaware County PA Authority University Revenue (Villanova University)	5.000%	8/1/31	800	915
Delaware County PA Authority University Revenue (Villanova University)	5.000%	8/1/32	920	1,045
Delaware County PA Authority University Revenue (Villanova University)	5.000%	8/1/33	2,625	2,976
Delaware County PA Authority University Revenue (Villanova University)	5.000%	8/1/34	2,000	2,260
Delaware County PA Authority University Revenue (Villanova University)	5.000%	8/1/35	2,160	2,431
Franklin County PA Industrial Development Authority Revenue (Chambersburg Hospital Project)	5.375%	7/1/42	4,325	4,708
Geisinger Authority Health System Pennsylvania Revenue (Geisinger Health System) VRDO	0.010%	11/2/15	12,800	12,800
Monroeville PA Finance Authority Revenue (UPMC Health System)	5.000%	2/15/27	3,095	3,788
Montgomery County PA Industrial Development Authority Health Services Revenue
(Albert Einstein Healthcare Network)	5.250%	1/15/45	5,000	5,330
Montgomery County PA Industrial Development Authority Revenue
(Philadelphia Presbyterian Homes Inc. Project)	7.000%	12/1/35	3,000	3,428
Montgomery County PA Industrial Development Authority Revenue
(Philadelphia Presbyterian Homes Inc. Project)	7.000%	12/1/40	2,390	2,709
Moon Industrial Development Authority Pennsylvania Revenue
(Baptist Home Society Obligated Group)	6.000%	7/1/45	6,140	6,110
Moon Industrial Development Authority Pennsylvania Revenue
(Baptist Home Society Obligated Group)	6.125%	7/1/50	5,015	5,022
Northampton County PA General Purpose Authority Hospital Revenue (St. Luke’s Hospital Project)	5.500%	8/15/35	2,500	2,720
Northampton County PA General Purpose Authority Hospital Revenue (St. Luke’s Hospital Project)	5.500%	8/15/40	3,500	3,791
Pennsylvania Convention Center Authority Revenue	6.700%	9/1/16 (ETM)	1,545	1,618
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	2/1/30	13,955	15,859
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	2/1/34	3,000	3,351
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	7/1/38	12,000	13,260
Pennsylvania GO	5.000%	4/1/24	3,000	3,559
Pennsylvania GO	4.000%	8/15/28 (4)	15,000	16,294
Pennsylvania GO	4.000%	8/15/29 (4)	3,000	3,221
Pennsylvania Higher Educational Facilities Authority Revenue (Bryn Mawr College)	5.000%	12/1/38	4,500	5,123
Pennsylvania Higher Educational Facilities Authority Revenue (Higher Education System)	5.000%	6/15/29	1,000	1,133
Pennsylvania Higher Educational Facilities Authority Revenue (St. Joseph’s University)	5.000%	11/1/40	5,160	5,693
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/27	1,120	1,287
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/28	3,100	3,537
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/30	3,000	3,391
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/31	1,500	1,690
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/32	1,500	1,684
Pennsylvania Higher Educational Facilities Authority Revenue (Thomas Jefferson University)	5.000%	9/1/45	2,000	2,180
Pennsylvania Higher Educational Facilities Authority Revenue (Thomas Jefferson University)	5.250%	9/1/50	18,000	19,782
Pennsylvania Higher Educational Facilities Authority Student Housing Revenue
(University PropertiesInc.)	5.000%	7/1/42	4,790	4,898
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	6/1/31 (4)	15,000	15,566
Pennsylvania State University Revenue	5.000%	9/1/28	1,000	1,196

Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Pennsylvania State University Revenue	5.000%	9/1/28	3,000	3,587
	Pennsylvania Turnpike Commission Motor License Fund Revenue	5.500%	12/1/28	9,015	10,682
	Pennsylvania Turnpike Commission Motor License Fund Revenue	5.500%	12/1/31	7,255	8,548
	Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/42	1,000	1,093
	Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/43	5,000	5,460
	Pennsylvania Turnpike Commission Revenue	5.000%	6/1/29	6,000	6,626
	Pennsylvania Turnpike Commission Revenue	5.000%	12/1/30	1,400	1,566
	Pennsylvania Turnpike Commission Revenue	5.500%	6/1/33	5,000	5,453
	Pennsylvania Turnpike Commission Revenue	5.000%	12/1/33	9,200	10,350
	Pennsylvania Turnpike Commission Revenue	0.000%	12/1/34	3,500	2,806
	Pennsylvania Turnpike Commission Revenue	5.250%	6/1/36	4,000	4,305
	Pennsylvania Turnpike Commission Revenue	6.500%	12/1/36	6,000	7,160
	Pennsylvania Turnpike Commission Revenue	0.000%	12/1/37	6,000	4,739
	Pennsylvania Turnpike Commission Revenue	6.250%	6/1/38 (12)	3,135	3,496
	Pennsylvania Turnpike Commission Revenue	5.000%	12/1/38	15,990	17,692
	Pennsylvania Turnpike Commission Revenue	5.750%	6/1/39	2,000	2,237
	Pennsylvania Turnpike Commission Revenue	5.000%	12/1/39	5,000	5,522
	Pennsylvania Turnpike Commission Revenue	5.000%	12/1/40	6,400	7,072
	Pennsylvania Turnpike Commission Revenue	5.000%	12/1/40	16,400	17,906
	Pennsylvania Turnpike Commission Revenue	5.250%	12/1/44	12,000	13,297
	Pennsylvania Turnpike Commission Revenue	5.250%	12/1/45	3,500	3,906
	Philadelphia PA Authority for Industrial Development Revenue (Temple University)	5.000%	4/1/45	6,035	6,639
	Philadelphia PA GO	5.000%	8/1/27	4,595	5,327
	Philadelphia PA GO	5.000%	8/1/29	5,735	6,527
	Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
	(Temple University Health System Obligated Group)	5.500%	7/1/26	3,000	3,105
	Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
	(Temple University Health System Obligated Group)	5.500%	7/1/30	5,000	5,120
	Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
	(Temple University Health System Obligated Group)	5.625%	7/1/42	3,000	3,210
	Philadelphia PA School District GO	6.000%	9/1/18 (Prere.)	5	6
	Philadelphia PA School District GO	6.000%	9/1/18 (Prere.)	5	6
	Philadelphia PA School District GO	6.000%	9/1/18 (Prere.)	100	114
	Philadelphia PA School District GO	6.000%	9/1/18 (Prere.)	5	6
	Philadelphia PA School District GO	6.000%	9/1/38	6,885	7,653
	Philadelphia PA Water & Waste Water Revenue	5.000%	7/1/45	15,000	16,481
	Pittsburgh & Allegheny County PA Sports & Exhibition Authority Lease Revenue VRDO	0.090%	11/6/15 (4)	31,545	31,545
	University of Pittsburgh of the Commonwealth System of Higher Education Pennsylvania Revenue
	(University Capital Project)	5.250%	9/15/30	5,000	5,685
	Westmoreland County PA Municipal Authority Revenue	5.000%	8/15/31	3,000	3,394
	Westmoreland County PA Municipal Authority Revenue	5.000%	8/15/37	4,210	4,692
	Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/40	3,500	3,862
					449,076
Puerto Rico (0.1%)
	Puerto Rico Electric Power Authority Revenue	5.250%	7/1/30 (14)	5,000	4,745

Rhode Island (0.3%)
4	Narragansett RI Commission Wastewater System Revenue TOB VRDO	0.060%	11/6/15 LOC	2,400	2,400
	Rhode Island & Providence Plantations GO	5.500%	8/1/29	7,355	8,687
	Rhode Island & Providence Plantations GO	5.500%	8/1/31	2,520	2,968
	Rhode Island Health & Educational Building Corp. Public Schools Revenue (Pooled Issue)	4.500%	5/15/23 (4)	1,665	1,794
	Rhode Island Health & Educational Building Corp. Public Schools Revenue (Pooled Issue)	4.500%	5/15/24 (4)	2,575	2,775
	Rhode Island Housing & Mortgage Finance Corp. Revenue	4.000%	10/1/40	1,085	1,128
	Tobacco Settlement Financing Corp. Rhode Island Revenue	5.000%	6/1/35	10,000	10,585
					30,337
South Carolina (1.4%)
	Charleston County SC Airport District System Revenue	5.000%	7/1/43	5,000	5,444
	Charleston SC Educational Excellence Financing Corp. Revenue
	(Charleston County School District, South Carolina Project)	5.250%	12/1/15 (Prere.)	11,800	11,852
	Charleston SC Educational Excellence Financing Corp. Revenue
	(Charleston County School District, South Carolina Project)	5.000%	12/1/16 (Prere.)	10,580	11,110
	Charleston SC Educational Excellence Financing Corp. Revenue
	(Charleston County School District, South Carolina Project)	5.000%	12/1/16 (Prere.)	7,000	7,351
	Charleston SC Educational Excellence Financing Corp. Revenue
	(Charleston County School District, South Carolina Project)	5.000%	12/1/26	10,000	11,897
	Charleston SC Educational Excellence Financing Corp. Revenue
	(Charleston County School District, South Carolina Project)	5.000%	12/1/29	2,500	2,947
	Florence County SC Hospital Revenue (McLeod Regional Medical Center Project)	5.000%	11/1/37	4,200	4,624
	Greenville County SC School District GO	5.000%	12/1/27	6,700	7,011
	Piedmont SC Municipal Power Agency Revenue	5.750%	1/1/34 (4)	10,000	11,798

178

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
South Carolina Association of Governmental Organizations Educational Facilities Corp. Revenue
(Pickens School District)	5.000%	12/1/30	1,500	1,724
South Carolina Public Service Authority Revenue	5.500%	1/1/19 (Prere.)	795	911
South Carolina Public Service Authority Revenue	5.500%	1/1/38	9,205	10,277
South Carolina Public Service Authority Revenue	5.000%	12/1/38	10,000	10,974
South Carolina Public Service Authority Revenue	5.250%	1/1/39	6,000	6,606
South Carolina Public Service Authority Revenue	5.500%	12/1/54	10,000	11,196
University of South Carolina Higher Education Revenue	5.250%	6/1/38 (4)	5,610	6,111
				121,833
South Dakota (0.2%)
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/35	3,000	3,350
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/37	10,045	11,039
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/45	1,000	1,103
				15,492
Tennessee (1.0%)
Chattanooga TN Health Educational & Housing Facility Board Revenue (Catholic Health Initiatives)	5.250%	1/1/45	14,005	15,314
Clarksville TN Public Building Authority Revenue (Morristown) VRDO	0.010%	11/2/15 LOC	1,660	1,660
Shelby County TN Health Educational & Housing Facility Board Revenue (Methodist Healthcare)	5.250%	9/1/27 (4)	350	378
Shelby County TN Health Educational & Housing Facility Board Revenue
(Methodist Le Bonheur Healthcare) VRDO	0.020%	11/2/15 (4)	1,000	1,000
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/19	600	660
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/20	360	403
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/20	740	849
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/22	990	1,174
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/23	9,645	11,173
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/23	3,710	4,406
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/24	6,175	7,288
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/26	2,160	2,563
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/27	19,950	23,095
Tennessee GO	5.000%	9/1/28	5,750	7,099
Tennessee GO	5.000%	9/1/29	2,500	3,059
3 Tennessee GO	5.000%	8/1/30	1,345	1,628
Tennessee GO	5.000%	9/1/34	700	831
Tennessee Housing Development Agency Homeownership Program Revenue	4.500%	7/1/37	1,375	1,466
Tennessee Housing Development Agency Homeownership Program Revenue	4.000%	7/1/38	3,535	3,754
				87,800
Texas (7.5%)
Arlington TX Independent School District GO	4.000%	2/15/30	2,000	2,153
Austin TX Combined Utility System Revenue	0.000%	5/15/17 (14)	4,900	4,832
Austin TX Community College District Public Facilities Corp. Lease Revenue	5.000%	8/1/29	3,270	3,795
Austin TX Community College District Public Facilities Corp. Lease Revenue	5.000%	8/1/31	7,140	8,158
Austin TX GO	5.000%	9/1/32	1,300	1,515
Austin TX Independent School District GO	5.000%	8/1/26	1,425	1,748
Austin TX Water & Wastewater System Revenue	5.000% 11/15/25		5,000	5,933
Austin TX Water & Wastewater System Revenue	5.000% 11/15/25		3,000	3,538
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/31	4,260	4,841
Central Texas Regional Mobility Authority Revenue	6.750%	1/1/41	2,000	2,387
Central Texas Regional Mobility Authority Revenue	6.250%	1/1/46	1,000	1,147
Clear Creek TX Independent School District GO	5.000%	2/15/30	10,000	11,824
Clifton TX Higher Education Finance Corp. Revenue (Baylor University)	5.250%	3/1/29	3,000	3,445
Dallas County TX Utility & Reclamation District GO	5.375%	2/15/29 (2)	5,000	5,228
Dallas TX Area Rapid Transit Sales Tax Revenue	5.250%	12/1/43	1,760	1,949
Dallas TX Civic Center Improvement Revenue	5.000%	8/15/27 (12)	5,000	5,427
Dallas TX Civic Center Improvement Revenue	5.000%	8/15/28 (12)	2,125	2,355
Dallas TX GO	5.000%	2/15/25	10,000	12,096
Dallas-Fort Worth TX International Airport Revenue	5.250%	11/1/31	5,800	6,718
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/37	5,000	5,557
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/38	6,410	7,103
Denton TX Independent School District GO	5.000%	8/15/45	12,000	13,738
Eagle Mountain & Saginaw TX Independent School District GO	4.550%	8/15/16 (Prere.)	2,365	2,444
Eagle Mountain & Saginaw TX Independent School District GO	4.550%	8/15/37 (4)	2,635	2,701
Fort Bend TX Grand Parkway Toll Road Authority Revenue	5.000%	3/1/23	1,000	1,182
Grand Parkway Transportation Corp. Texas System Toll Revenue	0.000%	10/1/35	21,495	17,137
Grand Parkway Transportation Corp. Texas System Toll Revenue	0.000%	10/1/36	8,475	6,716
Grand Parkway Transportation Corp. Texas System Toll Revenue	5.250%	10/1/51	12,000	13,417
Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	5.000%	12/1/35	8,000	8,773
Harris County TX GO	5.000%	10/1/26	3,000	3,687
Harris County TX Health Facilities Development Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	7.125%	12/1/18 (Prere.)	3,250	3,866

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Harris County TX Health Facilities Development Corp. Revenue (Methodist Hospital System) VRDO	0.010%	11/2/15	2,400	2,400
Harris County TX Hospital District Revenue	5.125%	2/15/32 (14)	10,000	10,238
Harris County TX Hospital District Revenue	5.250%	2/15/37 (14)	10,190	10,428
Harris County TX Sports Authority Revenue	5.000% 11/15/27 (4)		2,150	2,514
Harris County TX Sports Authority Revenue	5.000% 11/15/28		1,465	1,664
Harris County TX Sports Authority Revenue	5.000% 11/15/30		2,790	3,137
Harris County TX Toll Road Revenue	5.000%	8/15/22	2,000	2,229
Houston TX Airport System Revenue	5.000%	7/1/32	3,000	3,352
Houston TX Airport System Revenue	5.500%	7/1/39	5,000	5,519
Houston TX Community College System GO	5.000%	2/15/36	10,000	11,288
Houston TX GO	5.000%	3/1/25	3,335	4,022
Houston TX Utility System Revenue	5.250% 11/15/31		5,000	5,836
Humble TX Independent School District GO	4.000%	2/15/28	10,290	11,323
Laredo TX Community College District GO	5.000%	8/1/23	1,250	1,491
Laredo TX Community College District GO	5.000%	8/1/24	1,715	2,055
Laredo TX Community College District GO	5.000%	8/1/30	2,000	2,309
Laredo TX Community College District GO	5.000%	8/1/32	1,250	1,427
Laredo TX Community College District GO	5.000%	8/1/34	1,500	1,703
Lone Star College System Texas GO	4.000%	2/15/29	1,150	1,231
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	20	23
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	10	12
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	5	6
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	205	237
Lower Colorado River Authority Texas Revenue	5.000%	5/15/26	3,000	3,496
Lower Colorado River Authority Texas Revenue	5.500%	5/15/36	5,000	5,533
Lower Colorado River Authority Texas Revenue	5.625%	5/15/39	4,760	5,331
Lower Colorado River Authority Texas Revenue	5.000%	5/15/40	5,000	5,511
Lower Colorado River Authority Texas Transmission Contract Revenue
(LCRA Transmission Services Corp.)	5.000%	5/15/40	3,500	3,887
Mansfield TX Independent School District GO	5.000%	2/15/45	5,000	5,692
Matagorda County TX Navigation District No. 1 Pollution Control Revenue
(Central Power & Light Co. Project)	6.300%	11/1/29	7,500	8,505
Montgomery County TX GO	5.125%	3/1/31	4,000	4,461
Montgomery County TX GO	5.250%	3/1/32	5,000	5,593
New Hope TX Cultural Education Facilities FinanceCorp. First Mortgage Revenue
(Morningside Ministries Project)	6.500%	1/1/48	10,350	11,489
New Hope TX Cultural Education Facilities FinanceCorp. Retirement Facilities Revenue
(Wesleyan Homes Inc. Project)	5.500%	1/1/43	1,600	1,616
New Hope TX Cultural Education Facilities FinanceCorp. Retirement Facilities Revenue
(Wesleyan Homes Inc. Project)	5.500%	1/1/49	1,600	1,591
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Texas A&M University Project)	5.000%	7/1/47	6,900	7,059
4 North East TX Independent School District GO TOB VRDO	0.010%	11/6/15 LOC	1,015	1,015
North Texas Tollway Authority System Revenue	6.125%	1/1/16 (Prere.)	4,000	4,040
North Texas Tollway Authority System Revenue	6.250%	2/1/23	10,000	11,481
North Texas Tollway Authority System Revenue	5.000%	1/1/28	2,000	2,312
North Texas Tollway Authority System Revenue	5.000%	1/1/30	10,000	11,386
North Texas Tollway Authority System Revenue	5.000%	9/1/30	9,000	10,449
North Texas Tollway Authority System Revenue	5.000%	9/1/31	2,000	2,312
North Texas Tollway Authority System Revenue	5.000%	1/1/32	3,000	3,383
North Texas Tollway Authority System Revenue	5.000%	1/1/33	13,675	15,067
North Texas Tollway Authority System Revenue	5.000%	1/1/34	14,355	15,765
North Texas Tollway Authority System Revenue	6.000%	1/1/38	12,500	14,748
North Texas Tollway Authority System Revenue	6.250%	1/1/39	6,000	6,805
North Texas Tollway Authority System Revenue	6.000%	9/1/41	2,500	3,025
Northeast Texas Hospital Authority Revenue (Northeast Medical Center Hospital)	5.625%	5/15/17 (4)	3,215	3,229
Northeast Texas Hospital Authority Revenue (Northeast Medical Center Hospital)	5.625%	5/15/22 (4)	7,110	7,137
Olmos Park TX Higher Education Facilities Corp. Revenue
(University of the Incarnate Word Project)	5.000%	12/1/23	1,000	1,167
Olmos Park TX Higher Education Facilities Corp. Revenue
(University of the Incarnate Word Project)	5.000%	12/1/24	4,325	5,010
Olmos Park TX Higher Education Facilities Corp. Revenue
(University of the Incarnate Word Project)	5.000%	12/1/25	4,520	5,195
Olmos Park TX Higher Education Facilities Corp. Revenue
(University of the Incarnate Word Project)	5.000%	12/1/26	2,250	2,567
Olmos Park TX Higher Education Facilities Corp. Revenue
(University of the Incarnate Word Project)	5.000%	12/1/27	1,845	2,088
Panhandle-Plains TX Higher Education Authority Inc. Student Loan Revenue	1.126%	10/1/20	835	835
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/22	5,480	6,575
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/23	6,155	7,406
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/38	6,500	7,216

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Antonio TX GO	5.000%	2/1/25	2,250	2,733
San Antonio TX Water Revenue	5.000%	5/15/26	2,000	2,359
Tarrant Regional Water District Texas Water Revenue	5.000%	3/1/28	3,000	3,334
3 Texas GO	4.000%	5/15/32	2,250	2,421
3 Texas GO	5.000%	5/15/40	7,000	8,029
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/19		600	683
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/20		550	635
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/23		1,390	1,638
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/24		6,630	7,842
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/25		7,500	8,564
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/25		2,470	2,926
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/26		2,700	3,037
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/26		1,155	1,370
Texas Private Activity Surface Transportation Corp. Revenue	7.500% 12/31/31		4,000	4,753
Texas Private Activity Surface Transportation Corp. Revenue	6.875% 12/31/39		9,000	10,481
Texas Private Activity Surface Transportation Corp. Revenue	7.000%	6/30/40	29,880	35,405
Texas State University System Financing System Revenue	5.000%	3/15/38	3,300	3,703
Texas State University System Financing System Revenue	5.000%	3/15/42	2,000	2,192
Texas Transportation Commission Mobility Fund GO	5.000%	10/1/36	10,000	11,658
Texas Transportation Commission Revenue	5.000%	8/15/41	3,765	4,092
Texas Transportation Commission Turnpike System Revenue	5.000%	8/15/34	11,000	12,108
Texas Transportation Commission Turnpike System Revenue	5.000%	8/15/37	6,440	7,089
Texas Turnpike Authority Central Texas Turnpike System Revenue	0.000%	8/15/26 (ETM)	555	430
Texas Turnpike Authority Central Texas Turnpike System Revenue	0.000%	8/15/26 (2)	9,445	6,590
Texas Turnpike Authority Central Texas Turnpike System Revenue	0.000%	8/15/28 (ETM)	50	36
Texas Turnpike Authority Central Texas Turnpike System Revenue	0.000%	8/15/28 (2)	29,955	18,627
3 Texas Water Development Board Revenue	5.000% 10/15/30		10,000	11,956
United TX Independent School District GO	5.000%	8/15/26	2,195	2,664
United TX Independent School District GO	5.000%	8/15/27	2,300	2,784
United TX Independent School District GO	5.000%	8/15/28	2,355	2,835
United TX Independent School District GO	5.000%	8/15/29	2,535	3,026
University of North Texas Revenue	5.000%	4/15/33	3,200	3,698
University of North Texas Revenue	5.000%	4/15/34	3,000	3,451
University of North Texas Revenue	5.000%	4/15/36	3,000	3,425
				676,405
Utah (0.2%)
Central Utah Water Conservancy District GO	5.000%	4/1/30	4,500	5,096
Murray UT Hospital Revenue (IHC Health Services) VRDO	0.010%	11/6/15	3,000	3,000
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/29	2,500	2,810
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/30	4,180	4,673
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/31	3,110	3,463
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/32	1,855	2,060
				21,102
Virgin Islands (0.4%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/25	2,665	2,885
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/29	2,000	2,169
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/39	27,000	28,675
				33,729
Virginia (1.5%)
Fairfax County VA Economic Development Authority Facilities Revenue (County Facilities Project)	5.000%	10/1/32	1,800	2,097
Fairfax County VA Economic Development Authority Facilities Revenue (County Facilities Project)	5.000%	10/1/34	1,145	1,323
Fairfax County VA Economic Development Authority Transportation District Improvement Revenue
(Silver Line Phase I Project)	5.000%	4/1/36	1,000	1,116
Fairfax County VA Industrial Development Authority Hospital Revenue
(Inova Health System Hospital Project)	5.500%	5/15/35	10,000	11,253
Henrico County VA Economic Development Authority Revenue
(Bon Secours Health System)	5.250%	11/1/42 (12)	3,500	3,879
Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/28	1,640	1,845
University of Virginia Revenue	5.000%	6/1/37	8,000	9,219
University of Virginia Revenue	5.000%	4/1/45	10,000	11,577
Virginia Commonwealth Transportation Board Revenue	4.000%	3/15/26	12,455	13,669
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/30	28,875	32,870
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/32	17,375	20,104
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/33	4,000	4,612
Virginia Public Building Authority Public Facilities Revenue	4.000%	8/1/27	8,335	9,110
Virginia Public Building Authority Public Facilities Revenue	4.000%	8/1/28	8,675	9,418
				132,092

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Washington (2.0%)
Chelan County WA Public Utility District No. 1 Hydro-Electric System Revenue
(Columbia River-Rock Island Hydro)	0.000%	6/1/18 (14)	10,000	9,725
4 Grant County WA Public Utility District No. 2 Electric System Revenue
(Wanapum Hydroelectric Development Revenue) TOB VRDO	0.010%	11/2/15 LOC	4,435	4,435
King County WA Sewer Revenue	5.750%	1/1/18 (Prere.)	7,170	7,947
Port of Seattle WA Revenue	5.000%	8/1/29	10,500	12,120
Port of Seattle WA Revenue	5.000%	6/1/30	2,000	2,260
Port of Seattle WA Revenue	5.000%	4/1/31	3,260	3,718
Port of Seattle WA Revenue	5.000%	4/1/32	3,425	3,891
Port of Seattle WA Revenue	5.000%	3/1/33	4,380	4,961
Port of Seattle WA Revenue	5.000%	4/1/34	3,665	4,152
Port of Seattle WA Revenue	5.000%	3/1/35	3,240	3,659
Seattle WA Municipal Light & Power Revenue	5.250%	2/1/33	2,000	2,269
Snohomish County WA Public Utility District No. 1 Revenue	5.000%	12/1/40	5,000	5,656
Tobacco Settlement Authority Washington Revenue	5.250%	6/1/29	10,125	10,885
Tobacco Settlement Authority Washington Revenue	5.250%	6/1/30	9,065	10,029
University of Washington Revenue	5.000%	7/1/34	2,000	2,304
Washington Economic Development Finance Authority Lease Revenue
(Washington Biomedical Research Properties 2)	5.000%	6/1/21	1,315	1,548
Washington Economic Development Finance Authority Lease Revenue
(Washington Biomedical Research Properties 2)	5.000%	6/1/22	1,500	1,790
Washington Economic Development Finance Authority Lease Revenue
(Washington Biomedical Research Properties 2)	5.000%	6/1/23	1,800	2,165
Washington GO	5.000%	7/1/24	15,000	18,418
Washington GO	5.000%	2/1/35	10,000	11,321
Washington GO	5.000%	8/1/35	2,000	2,277
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/18 (Prere.)	6,000	6,726
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.500%	8/15/18 (Prere.)	5,490	6,192
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/31 (4)	5,000	5,377
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.000%	8/15/44	5,000	5,396
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/33	7,500	8,458
Washington Health Care Facilities Authority Revenue (Seattle Children’s Hospital)	5.625%	10/1/19 (Prere.)	12,000	14,077
Washington Health Care Facilities Authority Revenue (Seattle Children’s Hospital)	5.000%	10/1/40	2,215	2,436
Washington Health Care Facilities Authority Revenue (Swedish Health Services)	6.250%	5/15/21 (Prere.)	6,500	8,158
				182,350
West Virginia (0.5%)
West Virginia Economic Development Authority Solid Waste Facilities Disposal Revenue
(Appalachian Power Co. - Amos Project)	5.375%	12/1/38	2,500	2,789
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.625%	9/1/32	6,500	7,176
West Virginia Hospital Finance Authority Hospital Revenue (United Health System Obligated Group)	5.500%	6/1/44	20,000	22,573
West Virginia University Revenue	5.000%	10/1/36	5,985	6,782
West Virginia Water Development Authority Infrastructure Excess Lottery Revenue
(Chesapeake Bay/Greenbrier River Projects)	5.000%	7/1/30	3,000	3,487
				42,807
Wisconsin (1.1%)
Wisconsin GO	5.000%	5/1/25	12,000	14,827
Wisconsin GO	6.000%	5/1/36	10,000	11,571
Wisconsin Health & Educational Facilities Authority Health Care Facilities Revenue (Luther Hospital)	5.750%	11/15/30	7,500	8,487
Wisconsin Health & Educational Facilities Authority Health Facilities Revenue (SSM Health Care)	5.250%	6/1/34	6,785	7,517
Wisconsin Health & Educational Facilities Authority Revenue (Agnesian HealthCare Inc.)	5.750%	7/1/30	6,150	7,026
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.625%	4/15/39	12,110	13,454
Wisconsin Health & Educational Facilities Authority Revenue (Froedtert & Community Health Inc.)	5.000%	4/1/42	20,690	22,502
Wisconsin Health & Educational Facilities Authority Revenue (Marquette University)	5.000%	10/1/29	1,700	1,920
Wisconsin Health & Educational Facilities Authority Revenue (Marquette University)	5.000%	10/1/30	3,260	3,667
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/32	2,950	3,241
Wisconsin Public Power System Power Supply System Revenue	5.000%	7/1/24	3,000	3,579
Wisconsin Transportation Revenue	5.000%	7/1/31	2,815	3,258
				101,049
Total Tax-Exempt Municipal Bonds (Cost $8,318,436)				8,897,741

			Shares
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
5 Vanguard Municipal Cash Management Fund (Cost $75,925)	0.019%		75,924,691	75,925
Total Investments (99.5%) (Cost $8,394,361)				8,973,666

Long-Term Tax-Exempt Fund

Amount
($000)
Other Assets and Liabilities (0.5%)
Other Assets
Investment in Vanguard	819
Receivables for Investment Securities Sold	23,957
Receivables for Accrued Income	112,523
Receivables for Capital Shares Issued	9,286
Other Assets	1,184
Total Other Assets	147,769
Liabilities
Payables for Investment Securities Purchased	(81,072)
Payables for Capital Shares Redeemed	(4,290)
Payables for Distributions	(9,391)
Payables to Vanguard	(11,073)
Other Liabilities	(70)
Total Liabilities	(105,896)
Net Assets (100%)	9,015,539

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	8,441,113
Undistributed Net Investment Income	36
Accumulated Net Realized Losses	(4,892)
Unrealized Appreciation (Depreciation)
Investment Securities	579,305
Futures Contracts	(23)
Net Assets	9,015,539

Investor Shares—Net Assets
Applicable to 79,684,781 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	927,716
Net Asset Value Per Share—Investor Shares	$11.64

Admiral Shares—Net Assets
Applicable to 694,690,847 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,087,823
Net Asset Value Per Share—Admiral Shares	$11.64

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,020,000 have been segregated as initial margin for open futures contracts.
2 Adjustable-rate security.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2015.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate value of these securities was $75,515,000, representing 0.8% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
For key to abbreviations and other references, see back cover.
See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (96.6%)
Alabama (0.8%)
	Alabama Port Authority Docks Facilities Revenue	6.000%	10/1/40	3,000	3,473
	Birmingham AL GO	0.000%	3/1/37	2,500	2,536
	Jefferson County AL Sewer Revenue	0.000%	10/1/38 (4)	7,500	5,285
	Jefferson County AL Sewer Revenue	7.000%	10/1/51	29,000	34,781
	Jefferson County AL Sewer Revenue	6.500%	10/1/53	15,000	17,173
	Mobile AL Industrial Development Board Pollution Control Revenue (Alabama Power Co.) PUT	1.650%	3/20/17	6,300	6,381
	Selma AL Industrial Development Board Revenue (International Paper Co. Project)	5.375%	12/1/35	4,000	4,417
					74,046
Alaska (0.2%)
	Alaska Industrial Development & Export Authority Revenue (Providence Health & Services)	5.500%	10/1/41	6,105	6,916
	Anchorage AK Electric Utility Revenue	5.000%	12/1/35	5,000	5,650
	Anchorage AK Electric Utility Revenue	5.000%	12/1/36	5,000	5,633
					18,199
Arizona (1.2%)
	Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/34	4,230	4,893
	Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/35	2,215	2,552
	Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/35	4,000	4,609
	Arizona Health Facilities Authority Health Care Facilities Revenue (Beatitudes Campus Project)	5.200%	10/1/37	7,000	6,894
	Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/30	3,250	3,489
	Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/33	1,700	1,855
	Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/34	8,250	8,787
	Maricopa County AZ Pollution Control Corp. Revenue (Southern California Edison Co.)	5.000%	6/1/35	12,500	13,990
	Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/28	2,250	2,676
	Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/29	6,670	7,850
	Phoenix AZ Civic Improvement Corp. Water System Revenue	5.000%	7/1/33	5,925	6,897
	Phoenix AZ Civic Improvement Corp. Water System Revenue	5.000%	7/1/34	5,520	6,398
	Pima County AZ Industrial Development Authority Revenue (Tucson Electric Power Co. Project)	4.000%	9/1/29	3,000	3,109
	Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/26	8,545	10,125
	Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/27	17,105	20,201
	University Medical Center Corp. Arizona Hospital Revenue	6.500%	7/1/19 (Prere.)	2,500	2,983
1	University of Arizona Revenue TOB VRDO	0.020%	11/6/15	3,415	3,415
					110,723
Arkansas (0.2%)
	Arkansas Development Finance Authority Hospital Revenue (Washington Regional Medical Center)	5.000%	2/1/24	1,600	1,845
	Arkansas Development Finance Authority Hospital Revenue (Washington Regional Medical Center)	5.000%	2/1/27	2,970	3,394
	Arkansas Development Finance Authority Hospital Revenue (Washington Regional Medical Center)	5.000%	2/1/28	3,845	4,356
	Arkansas Development Finance Authority Hospital Revenue (Washington Regional Medical Center)	5.000%	2/1/30	5,045	5,651
	Arkansas Development Finance Authority Hospital Revenue (Washington Regional Medical Center)	5.000%	2/1/33	1,645	1,821
	Arkansas Development Finance Authority Hospital Revenue (Washington Regional Medical Center)	5.000%	2/1/33	1,425	1,577
	Arkansas Development Finance Authority Hospital Revenue (Washington Regional Medical Center)	5.000%	2/1/35	1,000	1,104
	Arkansas Development Finance Authority Hospital Revenue (Washington Regional Medical Center)	5.000%	2/1/35	1,000	1,103
					20,851
California (12.7%)
	ABAG Finance Authority for Nonprofit Corps. California Revenue (Computer History Museum)
	VRDO	0.010%	11/5/15 LOC	4,200	4,200
	Alameda CA Corridor Transportation Authority Revenue	5.400%	10/1/24 (2)	5,250	5,658
	Alameda CA Corridor Transportation Authority Revenue	0.000%	10/1/30 (2)	1,000	518
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	2,500	2,550
2	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	0.910%	5/1/23	10,000	9,828
2	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.110%	4/1/24	10,000	9,886
	California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	6/1/18 (Prere.)	5,175	5,742
	California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/28	200	222
	California GO	5.500%	4/1/18	15,000	16,717
	California GO	5.000%	11/1/21	13,845	15,046
	California GO	5.250%	9/1/24	6,500	7,821
	California GO	5.000%	10/1/25	4,000	4,397
	California GO	5.000%	9/1/29	4,565	5,257
	California GO	5.000%	10/1/29	9,300	10,180
	California GO	5.000%	10/1/30	12,600	14,753
	California GO	6.000%	3/1/33	3,000	3,595
	California GO	5.125%	4/1/33	15,000	16,388
	California GO	6.500%	4/1/33	34,000	40,283
	California GO	5.000%	9/1/36	3,250	3,703
	California GO	5.000%	2/1/38	6,375	7,227
	California GO	5.250%	3/1/38	5,000	5,432
	California GO	5.500%	11/1/39	10,000	11,557
	California GO	6.000%	11/1/39	5,000	5,944

184

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO	5.000%	2/1/43	2,750	3,093
California GO	5.000%	11/1/43	12,500	14,200
California Health Facilities Financing Authority Revenue (Adventist Health System/West)	5.750%	9/1/39	4,500	5,136
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	6.000%	7/1/39	7,500	8,562
California Health Facilities Financing Authority Revenue (Children’s Hospital of Los Angeles)	5.000% 11/15/29		5,650	6,076
California Health Facilities Financing Authority Revenue (St. Joseph Health System)	5.750%	7/1/39	7,000	7,969
3 California Health Facilities Financing Authority Revenue (Sutter Health)	4.000%	8/15/40	10,000	10,104
California Health Facilities Financing Authority Revenue (Sutter Health)	6.000%	8/15/42	12,000	14,182
3 California Health Facilities Financing Authority Revenue (Sutter Health)	5.000%	8/15/43	5,500	6,191
California Infrastructure & Economic Development Bank Revenue
(Independent System Operator Corp. Project)	5.000%	2/1/34	13,770	15,429
California Municipal Finance Authority Revenue (Azusa Pacific University)	5.000%	4/1/35	2,000	2,156
California Municipal Finance Authority Revenue (University of La Verne)	6.250%	6/1/40	3,585	4,097
California Pollution Control Financing Authority Solid Waste Disposal Revenue
(Republic Services Inc. Project) PUT	5.250%	12/1/17	12,155	12,888
California Public Works Board Lease Revenue (Butterfield State Office Complex)	5.000%	12/1/15 (Prere.)	7,675	7,705
California Public Works Board Lease Revenue (Butterfield State Office Complex)	5.000%	12/1/15 (Prere.)	5,000	5,020
California Public Works Board Lease Revenue (Butterfield State Office Complex)	5.000%	12/1/15 (Prere.)	2,870	2,881
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/26	8,795	10,345
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/28	3,600	4,202
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/34	7,380	8,345
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	12/1/21 (Prere.)	10,000	12,104
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/37	9,035	10,211
California State University Systemwide Revenue	5.250%	11/1/34	9,275	10,475
California Statewide Communities Development Authority Revenue (899 Charleston Project)	5.250%	11/1/44	2,000	2,031
California Statewide Communities Development Authority Revenue (899 Charleston Project)	5.375%	11/1/49	4,700	4,759
California Statewide Communities Development Authority Revenue
(Adventist Health System/West)	5.000%	3/1/30	6,380	7,275
California Statewide Communities Development Authority Revenue
(Adventist Health System/West)	5.000%	3/1/35	4,500	5,040
California Statewide Communities Development Authority Revenue (Kaiser Permanente)	5.000%	4/1/42	18,930	20,927
California Statewide Communities Development Authority Revenue
(Loma Linda University Medical Center Obligated Group)	5.500%	12/1/54	12,000	12,487
California Statewide Communities Development Authority Student Housing Revenue
(CHF-Irvine LLC - UCI East Campus Apartments Phase II)	5.750%	5/15/32	8,000	8,682
Corona-Norco CA School District Public Financing Authority Special Tax Revenue	5.000%	9/1/32	1,125	1,251
Corona-Norco CA School District Public Financing Authority Special Tax Revenue	5.000%	9/1/35	585	642
Elk Grove CA Finance Authority Special Tax Revenue	5.000%	9/1/38 (15)	1,465	1,628
Foothill/Eastern Transportation Corridor Agency California Toll Road Revenue	0.000%	1/15/42	6,000	4,549
Foothill/Eastern Transportation Corridor Agency California Toll Road Revenue	6.500%	1/15/43	8,730	10,287
Foothill/Eastern Transportation Corridor Agency California Toll Road Revenue	5.750%	1/15/46	18,000	20,797
Golden State Tobacco Securitization Corp. California Revenue	5.000%	6/1/32	4,500	5,156
Golden State Tobacco Securitization Corp. California Revenue	5.000%	6/1/35	15,000	16,780
Golden State Tobacco Securitization Corp. California Revenue	5.300%	6/1/37	7,000	6,195
Golden State Tobacco Securitization Corp. California Revenue	5.000%	6/1/40	43,175	48,037
Golden State Tobacco Securitization Corp. California Revenue	5.000%	6/1/45	3,650	4,042
Golden State Tobacco Securitization Corp. California Revenue	5.750%	6/1/47	14,245	13,049
Grossmont CA Healthcare District GO	5.000%	7/15/17 (Prere.)	4,000	4,307
Grossmont CA Healthcare District GO	6.125%	7/15/21 (Prere.)	5,000	6,318
Inland Empire CA Tobacco Securitization Authority Revenue	0.000%	6/1/47	40,000	3,238
Kern County CA GO	5.750%	8/1/35 (12)	4,500	5,063
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/28	2,805	3,158
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/29	2,825	3,167
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/32	3,500	3,867
Lee Lake CA Public Financing Authority Revenue	5.125%	9/1/35	2,350	2,583
Long Beach CA Harbor Revenue	5.000%	5/15/28	4,855	5,652
Long Beach CA Harbor Revenue	5.000%	5/15/30	2,000	2,285
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	3,430	3,826
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	4,125	4,601
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	6,215	6,933
Los Angeles CA Department of Airports International Airport Revenue	5.375%	5/15/30	15,000	16,370
Los Angeles CA Department of Water & Power Revenue VRDO	0.010%	11/6/15	1,500	1,500
Los Angeles CA Regional Airports Improvement Corp. Lease Revenue (LAXFuel Corp.)	5.000%	1/1/32	4,000	4,377
Los Angeles CA Wastewater System Revenue	5.750%	6/1/19 (Prere.)	4,315	5,055
Los Angeles CA Wastewater System Revenue	5.750%	6/1/27	3,465	4,006
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/33	2,500	2,843
3 Marin CA Healthcare District GO	4.000%	8/1/40	8,000	8,161
Modesto CA Irrigation District COP	5.500%	7/1/35	11,300	11,998
Northstar Community Services District California Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/37	10,000	10,015
Oakland CA Unified School District GO	6.125%	8/1/29	4,000	4,547

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Oakland CA Unified School District GO	5.000%	8/1/30	1,250	1,417
Oakland CA Unified School District GO	5.000%	8/1/32	1,000	1,127
Oakland CA Unified School District GO	5.500%	8/1/32	3,000	3,449
Oakland CA Unified School District GO	6.625%	8/1/38	4,000	4,899
Oakland CA Unified School District GO	5.000%	8/1/40	4,000	4,395
Palomar Pomerado Health California GO	0.000%	8/1/33 (12)	8,805	4,188
Palomar Pomerado Health California GO	0.000%	8/1/38 (12)	10,740	11,399
Port of Oakland CA Revenue	5.000%	5/1/22	4,290	4,990
Port of Oakland CA Revenue	5.000%	5/1/23	5,890	6,796
Port of Oakland CA Revenue	5.000%	5/1/28	10,000	11,351
Port of Oakland CA Revenue	5.000%	5/1/29	2,250	2,497
Port of Oakland CA Revenue	5.000%	5/1/29	10,000	11,281
Port of Oakland CA Revenue	5.125%	5/1/30	2,000	2,220
Port of Oakland CA Revenue	5.125%	5/1/31	2,000	2,210
Poway CA Unified School District GO	0.000%	8/1/46	2,500	653
Poway CA Unified School District Public Financing Authority Special Tax Revenue	5.000%	9/1/28 (15)	1,330	1,534
Poway CA Unified School District Public Financing Authority Special Tax Revenue	5.000%	9/1/31 (15)	3,760	4,263
Poway CA Unified School District Public Financing Authority Special Tax Revenue	5.000%	9/1/32 (15)	2,500	2,825
Poway CA Unified School District Public Financing Authority Special Tax Revenue	5.000%	9/1/34 (15)	3,000	3,372
Rancho Mirage CA Joint Powers Financing Authority Revenue (Eisenhower Medical Center)	5.000%	7/1/27	1,000	1,039
Riverside CA Community College District GO	5.000%	8/1/28	5,000	5,966
Riverside CA Community College District GO	5.000%	8/1/31	11,665	13,582
Riverside County CA Transportation Commission Toll Revenue	0.000%	6/1/42	7,000	1,989
Roseville CA Financing Authority Electric System Revenue	5.000%	2/1/37	11,000	12,195
Roseville CA Natural Gas Financing Authority Gas Revenue	5.000%	2/15/21	425	481
Sacramento County CA Airport Revenue	6.000%	7/1/41	9,500	10,610
San Bernardino CA City Unified School District GO	5.000%	8/1/26 (4)	1,310	1,548
San Bernardino CA City Unified School District GO	5.000%	8/1/28 (4)	1,500	1,736
San Bernardino County CA Medical Center COP	7.000%	8/1/20	12,180	14,522
San Bernardino County CA Medical Center COP	6.875%	8/1/24 (ETM)	25,220	33,146
San Diego CA Community College District GO	5.250%	8/1/33	5,500	6,278
San Diego CA Public Facilities Financing Authority Lease Revenue	5.000% 10/15/44		1,000	1,097
San Diego CA Unified School District GO	5.500%	7/1/21 (14)	12,725	15,497
San Diego CA Unified School District GO	0.000%	7/1/30	15,000	8,748
San Francisco CA City & County International Airport Revenue	5.750%	5/1/19	20,565	23,011
San Francisco CA City & County International Airport Revenue	5.750%	5/1/20	26,405	29,517
San Francisco CA City & County International Airport Revenue	5.000%	5/1/30	5,000	5,602
San Francisco CA City & County International Airport Revenue	5.000%	5/1/31	2,095	2,324
San Francisco CA City & County International Airport Revenue	5.250%	5/1/33	10,000	11,336
San Francisco CA City & County International Airport Revenue	5.000%	5/1/39	2,500	2,730
San Francisco CA City & County International Airport Revenue	6.000%	5/1/39	2,130	2,466
San Francisco CA City & County International Airport Revenue	5.000%	5/1/40	5,000	5,451
San Francisco CA City & County Redevelopment Agency Community Facilities District No. 7
Special Tax Revenue (Hunters Point Shipyard Improvements)	5.000%	8/1/39	2,240	2,359
San Francisco CA City & County Redevelopment Agency Community Facilities District No. 7
Special Tax Revenue (Hunters Point Shipyard Improvements)	5.000%	8/1/44	2,500	2,623
San Francisco CA City & County Redevelopment Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.625%	8/1/39	2,000	2,286
San Francisco CA City & County Redevelopment Financing Authority Tax Allocation Revenue
(Mission Bay South)	7.000%	8/1/41	1,500	1,802
San Francisco Office of Community Investment & Infrastructure Special Tax Revenue (Mission Bay)	5.000%	8/1/25	1,600	1,793
San Francisco Office of Community Investment & Infrastructure Special Tax Revenue (Mission Bay)	5.000%	8/1/26	1,250	1,395
San Francisco Office of Community Investment & Infrastructure Special Tax Revenue (Mission Bay)	5.000%	8/1/28	1,510	1,664
San Francisco Office of Community Investment & Infrastructure Special Tax Revenue (Mission Bay)	5.000%	8/1/30	1,000	1,094
San Francisco Office of Community Investment & Infrastructure Special Tax Revenue (Mission Bay)	5.000%	8/1/33	1,335	1,445
San Joaquin Hills CA Transportation Corridor Agency Toll Road Revenue	0.000%	1/15/24 (14)	2,000	1,447
San Joaquin Hills CA Transportation Corridor Agency Toll Road Revenue	0.000%	1/15/25 (14)	15,900	10,907
San Jose CA Redevelopment Agency Tax Allocation Revenue	4.440%	8/1/17 (14)	2,420	2,428
San Jose CA Redevelopment Agency Tax Allocation Revenue	4.540%	8/1/18 (14)	780	783
San Jose CA Redevelopment Agency Tax Allocation Revenue	5.000%	8/1/19 (2)	1,700	1,818
San Mateo CA Community Facilities District No. 2008-1 Special Tax Revenue (Bay Meadows)	5.000%	9/1/42	2,000	2,131
Simi Valley CA School Financing Authority Revenue	5.000%	8/1/27 (4)	10,000	10,892
Southern California Public Power Authority Revenue (Natural Gas Project)	5.250%	11/1/20	1,700	1,958
Stockton CA Public Financing Authority Water Revenue (Delta Water Supply Project)	6.250%	10/1/40	6,200	7,394
Sweetwater CA Unified School District GO	5.000%	8/1/26 (15)	6,465	7,715
Turlock CA Irrigation District Revenue	5.000%	1/1/35	6,385	7,126
Ukiah CA Unified School District GO	0.000%	8/1/31 (10)	9,245	4,708
Victor Valley CA Community College District GO	6.000%	8/1/39	8,000	9,316
Walnut CA Energy Center Authority Revenue	5.000%	1/1/35	10,000	11,160
3 Washington Township CA Health Care District GO	4.000%	8/1/40	14,065	14,211
West Contra Costa CA Unified School District GO	6.000%	8/1/27	3,000	3,999

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
West Contra Costa CA Unified School District GO	5.000%	8/1/40	5,000	5,589
West Contra Costa CA Unified School District GO	5.000%	8/1/40	3,770	4,201
Whittier CA Health Facilities Revenue (Presbyterian Intercommunity Hospital Obligated Group)	5.000%	6/1/44	18,865	20,553
				1,146,293
Canal Zone (0.1%)
American Samoa Economic Development Authority Revenue	6.625%	9/1/35	5,000	4,988

Colorado (1.8%)
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.000%	7/1/31	4,580	5,061
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.250%	12/1/15 (Prere.)	11,725	11,776
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/33	3,250	3,436
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/35	7,250	7,745
Denver CO City & County Airport Revenue	5.250% 11/15/36		7,500	8,404
Denver CO City & County Airport Revenue	5.250% 11/15/43		8,000	8,762
Denver CO City & County Single Family Mortgage Revenue	5.550%	12/1/39	389	409
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/18 (14)	5,000	4,777
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/24 (14)	29,225	22,321
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/25 (14)	14,900	10,935
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/29 (14)	21,600	13,059
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/30 (14)	10,025	5,769
Northwest Parkway Public Highway Authority Colorado Revenue	5.800%	6/15/16 (Prere.)	10,000	10,334
Plaza CO Metropolitan District No. 1 Tax Allocation Revenue	5.000%	12/1/17	1,000	1,036
Plaza CO Metropolitan District No. 1 Tax Allocation Revenue	5.000%	12/1/18	1,375	1,442
Plaza CO Metropolitan District No. 1 Tax Allocation Revenue	5.000%	12/1/20	1,000	1,063
Plaza CO Metropolitan District No. 1 Tax Allocation Revenue	5.000%	12/1/21	1,000	1,063
Plaza CO Metropolitan District No. 1 Tax Allocation Revenue	5.000%	12/1/22	500	530
Regional Transportation District of Colorado Sales Tax Revenue
(Denver Transit Partners Eagle P3 Project)	6.000%	1/15/34	6,000	6,756
Regional Transportation District of Colorado Sales Tax Revenue
(Denver Transit Partners Eagle P3 Project)	6.000%	1/15/41	14,765	16,599
University of Colorado Hospital Authority Revenue	5.000% 11/15/36		8,000	8,780
University of Colorado Hospital Authority Revenue	5.000% 11/15/42		12,500	13,572
				163,629
Connecticut (0.9%)
Connecticut GO	5.000%	12/1/15	1,200	1,205
2 Connecticut GO	0.600%	8/15/16	2,000	2,005
Connecticut GO	5.000%	11/1/16	6,000	6,280
Connecticut GO	5.000%	11/1/16	8,100	8,478
Connecticut GO	5.000% 12/15/16		8,000	8,414
Connecticut GO	5.000%	3/15/28	13,060	15,390
Connecticut GO	5.000%	6/15/28	14,700	17,367
Connecticut Health & Educational Facilities Authority Revenue (Hartford Healthcare)	5.000%	7/1/32	3,250	3,532
Connecticut Health & Educational Facilities Authority Revenue (Stamford Hospital)	5.000%	7/1/37	6,500	7,007
Hartford CT Stadium Authority Lease Revenue	5.000%	2/1/36	5,855	6,341
				76,019
Delaware (0.1%)
Delaware Economic Development Authority Revenue (Delaware State University Project)	5.000%	10/1/36	3,890	4,294
Delaware Housing Authority Single Family Mortgage Revenue	5.875%	1/1/38	105	105
University of Delaware Revenue VRDO	0.010%	11/2/15	2,070	2,070
				6,469
District of Columbia (0.7%)
District of Columbia Hospital Revenue (Children’s Hospital Obligated Group)	5.000%	7/15/31	5,925	6,731
District of Columbia Hospital Revenue (Children’s Hospital Obligated Group)	5.000%	7/15/32	3,445	3,898
District of Columbia Hospital Revenue (Children’s Hospital Obligated Group)	5.000%	7/15/34	1,000	1,121
District of Columbia Revenue (Methodist Home of the District of Columbia)	5.125%	1/1/35	1,560	1,550
District of Columbia Revenue (Methodist Home of the District of Columbia)	5.250%	1/1/39	1,015	1,011
District of Columbia Student Dormitory Revenue (Provident Group - Howard Properties LLC)	5.000%	10/1/30	5,500	5,503
District of Columbia Student Dormitory Revenue (Provident Group - Howard Properties LLC)	5.000%	10/1/45	7,390	7,027
District of Columbia Water & Sewer Authority Public Utility Revenue	5.500%	10/1/39	10,000	11,127
Metropolitan Washington DC/VA Airports Authority Airport System Revenue	5.250%	10/1/25	10,000	11,403
Metropolitan Washington DC/VA Airports Authority Airport System Revenue	5.000%	10/1/30	4,000	4,535
Metropolitan Washington DC/VA Airports Authority Airport System Revenue	5.000%	10/1/44	2,500	2,729
Metropolitan Washington DC/VA Airports Authority Dulles Toll Road Revenue
(Dulles Metrorail & Capital Improvement Projects)	5.000%	10/1/53	7,500	7,876
				64,511
Florida (5.9%)
Alachua County FL Health Facilities Authority Revenue (Shands Teaching Hospital & Clinics Project)	5.000%	12/1/44	25,000	26,947
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/39	20,000	21,730
Broward County FL Airport System Revenue	5.000%	10/1/37	6,180	6,674
3 Broward County FL Airport System Revenue	5.000%	10/1/40	2,000	2,189

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Broward County FL Airport System Revenue	5.000%	10/1/45	12,455	13,537
Broward County FL School Board COP	5.000%	7/1/16 (Prere.)	5,935	6,120
Cape Coral FL Health Facilities Authority Senior Housing Revenue (Gulf Care Inc. Project)	5.875%	7/1/40	4,000	4,001
Cape Coral FL Health Facilities Authority Senior Housing Revenue (Gulf Care Inc. Project)	6.000%	7/1/50	6,250	6,210
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.250%	6/1/17	5,000	5,354
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/20	8,450	9,741
East Homestead Community Development District Florida Special Assessment Revenue	7.250%	5/1/21	1,310	1,395
Florida Board of Education Lottery Revenue	5.000%	7/1/21 (14)	14,455	15,641
Florida Housing Finance Corp. Homeowner Mortgage Revenue	5.750%	1/1/37	180	181
Florida Housing Finance Corp. Homeowner Mortgage Revenue	5.000%	7/1/41	2,210	2,321
Florida Housing Finance Corp. Homeowner Mortgage Revenue	5.500%	7/1/48	1,825	1,864
Florida Mid-Bay Bridge Authority Revenue	5.000%	10/1/35	1,780	1,932
Florida Mid-Bay Bridge Authority Revenue	5.000%	10/1/40	1,000	1,076
Florida Municipal Power Agency Revenue	6.250%	10/1/31	3,250	3,786
Halifax Hospital Medical Center Florida Hospital Revenue	5.000%	6/1/35	1,000	1,081
Halifax Hospital Medical Center Florida Hospital Revenue	5.000%	6/1/46	3,850	4,106
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.250% 11/15/16 (Prere.)		365	383
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	6.000% 11/15/37		5,000	5,779
Hillsborough County FL Aviation Authority Revenue (Tampa International Airport)	5.000%	10/1/44	10,000	10,940
Hillsborough County FL Industrial Development Authority Health Facilities Revenue
(University Community Hospital)	5.625%	8/15/18 (Prere.)	6,000	6,782
Jacksonville FL Transportation Revenue	5.000%	10/1/28	8,425	9,833
Lakeland FL Educational Facilities Revenue (Florida Southern College Project)	5.000%	9/1/37	750	787
Lakeland FL Educational Facilities Revenue (Florida Southern College Project)	5.000%	9/1/42	1,500	1,564
Lakeland FL Hospital Revenue (Lakeland Regional Health Systems)	5.000% 11/15/40		6,250	6,765
Lakeland FL Hospital Revenue (Lakeland Regional Health Systems)	5.000% 11/15/45		7,550	8,136
Lee Memorial Health System Florida Hospital Revenue	5.250%	4/1/35 (14)	13,350	13,893
Martin County FL Health Facilities Authority Revenue (Martin Memorial Medical Center)	5.000% 11/15/28		8,360	9,007
Martin County FL Industrial Development Authority Revenue (Indiantown Cogeneration, LP Project)	3.950% 12/15/21		14,900	15,389
Martin County FL Industrial Development Authority Revenue (Indiantown Cogeneration, LP Project)	4.200% 12/15/25		9,000	9,128
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000% 11/15/29		2,175	2,404
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.125%	10/1/24 (14)	18,575	20,189
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/25	5,000	5,798
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/26	5,000	5,773
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/27	7,215	8,272
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/28	5,800	6,599
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/29	17,000	19,189
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/31	4,705	5,167
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/33	29,000	31,887
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/38	5,000	5,440
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.500%	10/1/41	4,000	4,500
Miami-Dade County FL Health Facilities Authority Hospital Revenue (Miami Children’s Hospital)	6.125%	8/1/42	3,500	4,011
Miami-Dade County FL Industrial Development Authority Revenue (Biscayne Properties LLC)	5.000%	6/1/40	5,075	5,090
Miami-Dade County FL Industrial Development Authority Solid Waste Disposal Revenue
(Waste Management Inc. of Florida Project) PUT	1.500%	8/1/17	5,000	5,039
Miami-Dade County FL Public Facilities Revenue (Jackson Memorial Hospital)	5.750%	6/1/39 (12)	5,250	5,910
Miami-Dade County FL Seaport Revenue	6.000%	10/1/24	1,590	1,966
Miami-Dade County FL Seaport Revenue	6.000%	10/1/25	1,680	2,076
Miami-Dade County FL Seaport Revenue	6.250%	10/1/38	5,000	6,083
Miami-Dade County FL Special Obligation Revenue	0.000%	10/1/31	5,000	2,568
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/31	4,170	4,699
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/32	2,460	2,764
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/35	6,500	7,268
North Brevard County FL Hospital District Revenue (Parrish Medical Center Project)	5.750%	10/1/18 (Prere.)	2,845	3,247
North Brevard County FL Hospital District Revenue (Parrish Medical Center Project)	5.750%	10/1/38	1,155	1,268
Orange County FL Health Facilities Authority Health Care Facility Revenue
(Orlando Lutheran Towers Inc.)	5.375%	7/1/20	825	827
Orange County FL Health Facilities Authority Health Care Facility Revenue
(Orlando Lutheran Towers Inc.)	5.700%	7/1/26	1,500	1,503
Orange County FL Health Facilities Authority Hospital Revenue (Orlando Health Inc.)	5.000%	10/1/42	7,500	7,886
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/21 (4)	20,000	23,219
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/35	10,000	11,251
Orlando FL Utility Commission Water & Electric Revenue	6.750%	10/1/17 (ETM)	735	795
Osceola County FL Expressway System Revenue (Poinciana Parkway Project)	0.000%	10/1/39	6,000	4,104
Osceola County FL Expressway System Revenue (Poinciana Parkway Project)	0.000%	10/1/42	7,540	5,119
Osceola County FL Expressway System Revenue (Poinciana Parkway Project)	5.375%	10/1/47	2,000	2,130
Palm Beach County FL Health Facilities Authority Retirement Communities Revenue
(ACTS Retirement - Life Communities Inc. Obligated Group)	5.500% 11/15/33		2,005	2,190

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Palm Beach County FL Health Facilities Authority Revenue (Jupiter Medical Center Inc. Project)	5.000%	11/1/43	3,250	3,433
Palm Beach County FL Health Facilities Authority Revenue (Sinai Residences Boca Raton Project)	7.500%	6/1/49	3,000	3,589
Palm Glades FL Community Development District Revenue	7.250%	8/1/16	480	487
Sarasota County FL Public Hospital District Hospital Revenue (Sarasota Memorial Hospital Project)	5.500%	7/1/34	3,500	3,878
St. Petersburg FL Health Facilities Authority Revenue (All Children’s Hospital Inc. Obligated Group)	6.500% 11/15/19 (Prere.)		8,000	9,714
Tallahassee FL Health Facilities Revenue (Tallahassee Memorial HealthCare Inc. Project)	5.000%	12/1/40	7,155	7,738
Tallahassee FL Health Facilities Revenue (Tallahassee Memorial HealthCare Inc. Project)	5.000%	12/1/44	5,000	5,378
Tampa FL Health System Revenue (BayCare Health System)	5.000% 11/15/33		7,407	8,320
Tampa FL Revenue (University of Tampa Project)	5.000%	4/1/40	2,500	2,699
Tampa FL Revenue (University of Tampa Project)	5.000%	4/1/45	6,050	6,521
University of South Florida Financing Corp. COP	5.000%	7/1/29	5,710	6,518
University of South Florida Financing Corp. COP	5.000%	7/1/33	7,140	7,999
Volusia County FL Educational Facilities Authority Revenue
(Embry-Riddle Aeronautical University Inc.)	5.000% 10/15/45		2,655	2,862
				529,639
Georgia (1.6%)
Americus & Sumter County GA Hospital Authority Revenue (Magnolia Manor Obligated Group)	6.375%	5/15/43	5,615	6,123
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/22	2,000	2,286
4 Atlanta GA Water & Wastewater Revenue	6.250%	11/1/19 (Prere.)	2,500	3,007
Atlanta GA Water & Wastewater Revenue	6.250%	11/1/19 (Prere.)	15,000	18,041
Burke County GA Development Authority Pollution Control Revenue
(Oglethorpe Power Corp. Vogtle Project)	5.500%	1/1/33	5,000	5,387
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.500%	8/15/17 (14)	1,440	1,505
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/28	6,685	7,454
Georgia GO	5.000%	11/1/16	8,055	8,435
Georgia Housing & Finance Authority Single Family Mortgage Revenue	5.000%	12/1/26	3,450	3,455
Georgia Municipal Electric Power Authority Revenue	6.600%	1/1/18 (14)	1,845	1,956
Glynn-Brunswick GA Memorial Hospital Authority Revenue
(Southeast Georgia Health System Obligated Group)	5.000%	8/1/29	5,775	6,582
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/18	5,385	5,826
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/20	1,270	1,424
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.250%	9/15/20	5,240	6,006
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.500%	9/15/22	2,330	2,758
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.500%	9/15/23	2,380	2,829
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.500%	9/15/26	5,630	6,788
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.500%	9/15/27	530	641
Marietta GA Development Authority Revenue	7.000%	6/15/30	4,000	4,201
Marietta GA Development Authority Revenue	7.000%	6/15/39	7,500	7,831
Municipal Electric Authority Georgia Revenue	5.500%	7/1/60	5,000	5,439
Municipal Electric Authority Georgia Revenue (General Resolution Projects)	5.500%	1/1/26	7,000	7,826
Municipal Electric Authority Georgia Revenue (Plant Voltage Units 3 & 4 Project J)	5.500%	7/1/60	5,000	5,560
Private Colleges & University Authority of Georgia Revenue (Mercer University)	5.000%	10/1/45	20,000	21,137
				142,497
Guam (0.1%)
Guam International Airport Authority Revenue	6.250%	10/1/34	5,500	6,371
Guam International Airport Authority Revenue	6.375%	10/1/43	3,000	3,496
				9,867
Hawaii (0.4%)
Hawaii Department of Transportation - Airports Division Lease Revenue COP	5.250%	8/1/25	2,250	2,644
Hawaii Department of Transportation - Airports Division Lease Revenue COP	5.250%	8/1/26	3,500	4,096
Hawaii Harbor System Revenue	5.500%	7/1/35	5,000	5,692
Hawaii Harbor System Revenue	5.625%	7/1/40	5,000	5,719
Hawaii Pacific Health Revenue	5.500%	7/1/40	7,000	7,757
Hawaii Pacific Health Revenue	5.750%	7/1/40	2,365	2,657
Honolulu HI City & County Wastewater System Revenue	0.000%	7/1/17 (14)	6,000	5,881
Honolulu HI City & County Wastewater System Revenue	0.000%	7/1/18 (14)	2,000	1,926
				36,372
Idaho (0.2%)
Idaho Housing & Finance Association RAN	5.000%	7/15/23	8,430	9,403
Idaho Housing & Finance Association RAN	5.000%	7/15/27	7,000	7,739
				17,142
Illinois (8.1%)
Chicago IL Board of Education GO	5.125%	12/1/32	6,225	5,666
Chicago IL Board of Education GO	5.000%	12/1/33	8,750	7,810
Chicago IL Board of Education GO	5.000%	12/1/34	4,590	4,082
Chicago IL Board of Education GO	5.250%	12/1/35	4,715	4,300
Chicago IL Board of Education GO	5.250%	12/1/39	8,775	7,880
Chicago IL Board of Education GO	5.000%	12/1/41	9,355	8,118
Chicago IL Board of Education GO	5.000%	12/1/42	28,090	24,317
Chicago IL GO	5.620%	1/1/16 (Prere.)	7,795	7,940

High-Yield Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Chicago IL GO	5.650%	1/1/16 (Prere.)	7,445	7,584
	Chicago IL GO	5.620%	1/1/26 (14)	2,755	2,796
	Chicago IL GO	5.650%	1/1/27 (14)	2,630	2,670
	Chicago IL Midway Airport Revenue	5.000%	1/1/29	16,180	17,508
	Chicago IL Midway Airport Revenue	5.000%	1/1/31	6,945	7,440
	Chicago IL Midway Airport Revenue	5.000%	1/1/33	7,200	7,671
	Chicago IL Midway Airport Revenue	5.375%	1/1/33	4,000	4,349
	Chicago IL Midway Airport Revenue	5.000%	1/1/34	7,105	7,545
	Chicago IL Midway Airport Revenue	5.000%	1/1/41	11,700	12,300
	Chicago IL O’Hare International Airport Revenue	5.000%	1/1/29 (14)	5,000	5,039
	Chicago IL O’Hare International Airport Revenue	5.000%	1/1/30	11,000	11,902
	Chicago IL O’Hare International Airport Revenue	5.000%	1/1/30	8,500	9,380
	Chicago IL O’Hare International Airport Revenue	5.250%	1/1/30	3,655	4,086
	Chicago IL O’Hare International Airport Revenue	5.000%	1/1/31	15,595	16,766
	Chicago IL O’Hare International Airport Revenue	5.000%	1/1/31	11,000	12,040
	Chicago IL O’Hare International Airport Revenue	5.000%	1/1/34	5,600	6,048
	Chicago IL O’Hare International Airport Revenue	5.625%	1/1/35	7,000	8,102
	Chicago IL O’Hare International Airport Revenue	5.750%	1/1/38	12,000	13,456
	Chicago IL O’Hare International Airport Revenue	5.750%	1/1/39	3,000	3,491
	Chicago IL Park District GO	5.000%	1/1/40	7,500	7,821
	Chicago IL Public Building Commission GO	7.000%	1/1/20 (ETM)	10,000	11,951
	Chicago IL Sales Tax Revenue	5.250%	1/1/38	7,300	7,564
	Chicago IL Transit Authority Sales Tax Receipts Revenue	5.250%	12/1/30	2,950	3,182
	Chicago IL Transit Authority Sales Tax Receipts Revenue	5.250%	12/1/36	5,400	5,764
	Chicago IL Wastewater Transmission Revenue	5.000%	1/1/34	2,525	2,665
	Chicago IL Wastewater Transmission Revenue	5.000%	1/1/34	2,500	2,659
	Chicago IL Wastewater Transmission Revenue	5.000%	1/1/35	2,000	2,121
	Chicago IL Wastewater Transmission Revenue	5.000%	1/1/39	9,000	9,411
	Chicago IL Water Revenue	5.250%	11/1/38	15,715	16,203
	Chicago IL Waterworks Revenue	5.000%	11/1/39	1,000	1,048
	Chicago IL Waterworks Revenue	5.000%	11/1/44	7,000	7,315
	Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	6/1/42	1,500	1,631
	Illinois Finance Authority Revenue (Carle Foundation)	6.000%	8/15/41	2,000	2,345
	Illinois Finance Authority Revenue (Carle Foundation)	6.000%	8/15/41 (4)	1,500	1,764
	Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/38	7,500	7,857
	Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/39	5,150	5,494
	Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/42	2,000	2,122
	Illinois Finance Authority Revenue (Children’s Memorial Hospital)	5.375%	8/15/39	22,500	24,239
	Illinois Finance Authority Revenue (Columbia College)	5.000%	12/1/17 (Prere.)	8,230	8,951
	Illinois Finance Authority Revenue (Columbia College)	5.000%	12/1/37	10,000	10,377
	Illinois Finance Authority Revenue (Franciscan Communities Inc.)	5.125%	5/15/43	9,235	9,376
	Illinois Finance Authority Revenue (Ingalls Health System Obligated Group) VRDO	0.010%	11/6/15 LOC	7,100	7,100
	Illinois Finance Authority Revenue (Lutheran Home & Services)	5.625%	5/15/42	5,500	5,770
	Illinois Finance Authority Revenue (Lutheran Home & Services)	5.750%	5/15/46	5,750	6,065
	Illinois Finance Authority Revenue (Northwestern Community Hospital)	5.375%	7/1/33	6,000	6,435
	Illinois Finance Authority Revenue (Northwestern Memorial Hospital) PUT	5.000%	8/15/37	6,250	6,863
	Illinois Finance Authority Revenue (Northwestern Memorial Hospital) VRDO	0.010%	11/6/15	4,300	4,300
	Illinois Finance Authority Revenue (OSF Healthcare System)	7.000%	5/15/19 (Prere.)	10,000	12,078
	Illinois Finance Authority Revenue (OSF Healthcare System)	5.000% 11/15/34		1,915	2,109
	Illinois Finance Authority Revenue (OSF Healthcare System)	5.000% 11/15/35		1,875	2,058
	Illinois Finance Authority Revenue (OSF Healthcare System)	6.000%	5/15/39	6,265	7,204
	Illinois Finance Authority Revenue (OSF Healthcare System)	5.000%	5/15/41	6,000	6,439
	Illinois Finance Authority Revenue (OSF Healthcare System)	5.000% 11/15/45		7,625	8,270
	Illinois Finance Authority Revenue (Plymouth Place Inc.)	5.000%	5/15/37	1,000	997
	Illinois Finance Authority Revenue (Plymouth Place Inc.)	5.250%	5/15/45	1,000	1,004
	Illinois Finance Authority Revenue (Plymouth Place Inc.)	5.250%	5/15/50	2,845	2,845
	Illinois Finance Authority Revenue (Rehabilitation Institute of Chicago)	6.000%	7/1/43	10,000	11,720
	Illinois Finance Authority Revenue (Riverside Health System)	6.250% 11/15/35		4,600	5,303
	Illinois Finance Authority Revenue (Rush University Medical Center)	6.625%	5/1/19 (Prere.)	10,000	11,934
	Illinois Finance Authority Revenue (Rush University Medical Center)	5.000% 11/15/38		8,900	9,815
	Illinois Finance Authority Revenue (Silver Cross & Medical Centers)	6.875%	8/15/19 (Prere.)	500	609
	Illinois Finance Authority Revenue (Silver Cross & Medical Centers)	7.000%	8/15/19 (Prere.)	14,000	17,106
	Illinois Finance Authority Revenue (Silver Cross & Medical Centers)	5.000%	8/15/35	7,300	7,960
	Illinois Finance Authority Revenue (Silver Cross & Medical Centers)	5.000%	8/15/44	1,750	1,876
	Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/32	10,000	11,445
	Illinois GO	5.000%	1/1/16	4,870	4,905
	Illinois GO	5.000%	8/1/21	8,000	8,773
	Illinois GO	5.000%	3/1/22	5,000	5,476
	Illinois GO	5.000%	3/1/23	6,165	6,670
	Illinois GO	5.000%	8/1/23	4,000	4,374
	Illinois GO	5.000%	3/1/24	5,000	5,365
	Illinois GO	5.000%	8/1/24	13,660	14,684

190

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Illinois GO	5.000%	2/1/25	2,270	2,460
Illinois GO	5.000%	8/1/25	3,000	3,203
Illinois GO	5.000%	5/1/29	5,125	5,419
Illinois GO	5.000%	6/1/30	4,725	4,785
Illinois GO	5.250%	2/1/32	9,575	10,139
Illinois GO	5.250%	2/1/33 (4)	6,200	6,663
Illinois GO	5.500%	7/1/33 (4)	3,350	3,721
Illinois GO	5.000%	1/1/34	6,805	6,993
Illinois GO	5.250%	2/1/34 (4)	3,125	3,354
Illinois GO	5.000%	5/1/34	2,500	2,591
Illinois GO	5.500%	7/1/38	7,500	7,907
Illinois GO VRDO	0.010%	11/6/15 LOC	6,800	6,800
Illinois Sales Tax Revenue	5.000%	6/15/17	7,000	7,480
Illinois Sports Facility Authority Revenue	5.500%	6/15/30 (2)	6,120	6,205
Illinois Toll Highway Authority Revenue	5.000%	12/1/22	2,400	2,865
Illinois Toll Highway Authority Revenue	5.000%	1/1/31	6,000	6,655
Illinois Toll Highway Authority Revenue	5.000%	1/1/37	5,000	5,514
1 Illinois Toll Highway Authority Revenue TOB VRDO	0.040%	11/6/15	10,190	10,190
McHenry County IL Conservation District GO	5.000%	2/1/25	4,000	4,859
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	6/15/44 (4)	10,000	2,453
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	5.000%	6/15/42	5,000	5,100
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	5.000%	6/15/53	7,500	7,702
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	5.500%	6/15/53	9,000	9,739
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	6.000%	6/1/28	1,200	1,423
Romeoville IL Revenue (Lewis University Project)	5.000%	10/1/35	3,190	3,477
Romeoville IL Revenue (Lewis University Project)	5.000%	10/1/42	5,000	5,397
				732,792
Indiana (2.6%)
Gary/Chicago IL International Airport Authority Industrial Development Zone Revenue	5.000%	2/1/29	2,000	2,103
Gary/Chicago IL International Airport Authority Industrial Development Zone Revenue	5.250%	2/1/34	2,650	2,791
Gary/Chicago IL International Airport Authority Industrial Development Zone Revenue	5.000%	2/1/39	3,300	3,371
Indiana Finance Authority Hospital Revenue (Deaconess Health System Obligated Group)	5.000%	3/1/32	5,000	5,421
Indiana Finance Authority Hospital Revenue (Deaconess Health System Obligated Group)	5.000%	3/1/35	6,000	6,485
Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/41	5,500	5,894
Indiana Finance Authority Revenue (Deaconess Health System Obligated Group)	5.000%	3/1/39	7,205	8,005
Indiana Finance Authority Revenue (I-69 Development Partners LLC)	5.250%	9/1/34	4,000	4,444
Indiana Finance Authority Revenue (I-69 Development Partners LLC)	5.250%	9/1/40	7,500	8,139
Indiana Finance Authority Revenue (Ohio River Bridges East End Crossing Project)	5.000%	7/1/40	2,500	2,661
Indiana Finance Authority Revenue (Ohio River Bridges East End Crossing Project)	5.000%	7/1/44	25,550	27,092
Indiana Finance Authority Revenue (Ohio River Bridges East End Crossing Project)	5.000%	7/1/48	28,025	29,559
1 Indiana Health & Educational Facility Financing Authority Revenue (Ascension Health Credit Group)
TOB VRDO	0.020%	11/6/15	6,100	6,100
Indiana Health Facility Financing Authority Hospital Revenue (Ancilla System Inc.)	7.375%	7/1/23 (ETM)	19,400	25,813
Indiana Municipal Power Agency Revenue	6.000%	1/1/39	13,275	15,086
Indianapolis IN Airport Authority Special Facilities Revenue (Federal Express Corp. Project)	5.100%	1/15/17	14,500	15,241
Indianapolis IN Local Public Improvement Bond Bank Revenue
(Indianapolis Airport Authority Project)	5.000%	1/1/31	5,000	5,589
Indianapolis IN Local Public Improvement Bond Bank Revenue
(Indianapolis Airport Authority Project)	5.000%	1/1/32	4,500	5,003
Indianapolis IN Local Public Improvement Bond Bank Revenue
(Indianapolis Airport Authority Project)	5.000%	1/1/33	3,150	3,490
Indianapolis IN Local Public Improvement Bond Bank Revenue
(Qualified Midwestern Disaster Area)	5.750%	2/1/36	5,000	5,816
2 Whiting IN Environmental Facilities Revenue (BP Products North America Inc. Project) PUT	0.760%	12/2/19	45,000	44,329
				232,432
Iowa (0.9%)
Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.000%	12/1/19	17,500	18,594
Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.500%	12/1/22	38,385	40,668
Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.250%	12/1/25	18,400	20,108
Iowa Higher Education Loan Authority Revenue Private College Facility (Wartburg College Project)	5.000%	10/1/37	3,700	3,627
				82,997
Kansas (0.6%)
Coffeyville KS Electric System Revenue	5.000%	6/1/38 (14)	6,000	6,255
Coffeyville KS Electric System Revenue	5.000%	6/1/42 (14)	3,500	3,631
Kansas Development Finance Authority Health Facilities Revenue
(Kansas University Health System)	5.375%	3/1/29	3,000	3,364
Wichita KS GO	5.000%	12/1/34	2,280	2,575
Wichita KS GO	5.000%	12/1/35	2,365	2,660

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wichita KS GO	5.000%	12/1/39	11,305	12,542
Wichita KS Health Care Facilities Revenue	6.375%	5/15/43	7,000	7,569
Wichita KS Health Care Facilities Revenue	6.500%	5/15/48	8,000	8,701
Wichita KS Health Care Facilities Revenue (Larksfield Place Obligated Group)	7.375% 12/15/43		5,000	5,644
Wichita KS Health Care Facilities Revenue (Presbyterian Manors Obligated Group)	3.375% 11/15/20		1,000	1,000
				53,941
Kentucky (0.7%)
Kentucky Economic Development Finance Authority Hospital Revenue
(Baptist Healthcare System Obligated Group)	5.250%	8/15/46	11,555	12,517
Kentucky Housing Corp. Housing Revenue	5.250%	7/1/32	1,325	1,342
Kentucky Municipal Power Agency Power System Revenue	5.000%	9/1/42 (14)	5,000	5,545
Kentucky Public Transportation Infrastructure Authority Toll Revenue
(Downtown Crossing Project) BAN	0.000%	7/1/33	3,065	2,256
Kentucky Public Transportation Infrastructure Authority Toll Revenue
(Downtown Crossing Project) BAN	0.000%	7/1/39	3,000	2,150
Kentucky Public Transportation Infrastructure Authority Toll Revenue
(Downtown Crossing Project) BAN	6.000%	7/1/53	12,025	13,665
Louisville & Jefferson County KY Metropolitan Government Health Facilities Revenue
(Jewish Hospital& St. Mary’s Healthcare Inc. Project)	5.750%	2/1/18 (Prere.)	9,400	10,447
Louisville & Jefferson County KY Metropolitan Government Health System Revenue
(Norton Healthcare Obligated Group)	5.750%	10/1/42	9,500	10,917
Louisville & Jefferson County KY Metropolitan Government Revenue (Catholic Health Initiatives)	5.000%	12/1/35	6,250	6,755
				65,594
Louisiana (1.6%)
1 Juban Crossing LA Economic Development District Revenue	7.000%	9/15/44	8,250	8,351
Louisiana Citizens Property Insurance Corp. Assessment Revenue	6.750%	6/1/26 (12)	6,000	6,837
Louisiana Housing Finance Agency Single Family Mortgage Revenue (Home Ownership Program)	5.950%	6/1/38	1,700	1,775
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue
(East Baton Rouge Sewerage Commission Projects)	5.000%	2/1/39	4,250	4,665
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue
(Women’s Hospital Foundation Project)	5.875%	10/1/40	9,990	11,387
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue
(Women’s Hospital Foundation Project)	6.000%	10/1/44	8,095	9,294
1 Louisiana Public Facilities Authority Dock & Wharf Revenue (Impala Warehousing LLC Project)	6.500%	7/1/36	28,700	31,858
Louisiana Public Facilities Authority Hospital Revenue
(Franciscan Missionaries of Our Lady Health System Project)	5.000%	7/1/39	17,500	19,364
Louisiana Public Facilities Authority Hospital Revenue
(Franciscan Missionaries of Our Lady Health System Project)	5.000%	7/1/42	8,000	8,595
Louisiana Public Facilities Authority Revenue (Nineteenth Judicial District Court Building Project)	5.000%	6/1/42 (4)	3,500	3,748
New Orleans LA Aviation Board Revenue	6.000%	1/1/23 (12)	5,000	5,682
New Orleans LA Aviation Board Revenue	5.000%	1/1/34	2,725	2,983
New Orleans LA Aviation Board Revenue	5.000%	1/1/35	2,000	2,179
New Orleans LA Sewage Service Revenue	5.000%	6/1/44	3,000	3,278
New Orleans LA Water Revenue	5.000%	12/1/44	7,000	7,680
Port of New Orleans LA Board of Commissioners Port Facility Revenue	5.000%	4/1/30	1,210	1,322
Port of New Orleans LA Board of Commissioners Port Facility Revenue	5.000%	4/1/32	2,720	2,949
St. Charles Parish LA Gulf Opportunity Zone Revenue (Valero Energy Corp.) PUT	4.000%	6/1/22	12,515	13,305
				145,252
Maine (0.0%)
Maine Housing Authority Mortgage Revenue	4.500% 11/15/28		2,480	2,627

Maryland (0.9%)
Anne Arundel County MD Special Tax Revenue (Villages at 2 Rivers Project)	5.125%	7/1/36	1,030	1,045
Anne Arundel County MD Special Tax Revenue (Villages at 2 Rivers Project)	5.250%	7/1/44	2,150	2,178
Baltimore MD Special Obligation Revenue	7.000%	9/1/38	8,000	8,546
Frederick County MD Special Tax Revenue (Jefferson Technology Park)	7.125%	7/1/43	5,000	5,608
Maryland GO	5.000%	11/1/15	6,000	6,001
Maryland Health & Higher Educational Facilities Authority Revenue
(Life Bridge Health Obligated Group)	5.000%	7/1/40	2,000	2,206
Maryland Health & Higher Educational Facilities Authority Revenue
(Life Bridge Health Obligated Group)	5.000%	7/1/47	15,000	16,419
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/26	4,000	4,612
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/27	7,005	8,020
Maryland Health & Higher Educational Facilities Authority Revenue (Meritus Medical Center, Inc.)	5.000%	7/1/45	7,750	8,302
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.000%	7/1/33	6,750	7,432
Prince Georges County MD GO	5.000%	9/15/16	10,000	10,415
Westminster MD Revenue (Lutheran Village at Miller’s Grant)	6.125%	7/1/39	750	807
Westminster MD Revenue (Lutheran Village at Miller’s Grant)	6.250%	7/1/44	2,000	2,155
				83,746

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts (1.2%)
Massachusetts Development Finance Agency Revenue (Boston Medical Center)	5.000%	7/1/22 (Prere.)	120	145
Massachusetts Development Finance Agency Revenue (Boston Medical Center)	5.000%	7/1/22 (Prere.)	745	898
Massachusetts Development Finance Agency Revenue (Boston Medical Center)	5.000%	7/1/29	635	695
Massachusetts Development Finance Agency Revenue (Boston Medical Center)	5.000%	7/1/44	13,000	14,022
Massachusetts Development Finance Agency Revenue (Emerson College)	5.000%	1/1/41	5,000	5,309
Massachusetts Development Finance Agency Revenue (Lowell General Hospital)	5.000%	7/1/44	7,165	7,561
Massachusetts Development Finance Agency Revenue (Merrimack College)	5.125%	7/1/44	5,950	6,249
Massachusetts Development Finance Agency Revenue (Milford Regional Medical Center)	5.750%	7/15/43	3,750	4,096
Massachusetts Development Finance Agency Revenue (Suffolk University)	5.125%	7/1/40	9,000	9,450
Massachusetts Development Finance Agency Revenue (Tufts Medical Center)	7.250%	1/1/32	3,500	4,218
Massachusetts Development Finance Agency Revenue (Tufts Medical Center)	6.875%	1/1/41	1,500	1,767
Massachusetts Educational Financing Authority Education Loan Revenue	5.000%	7/1/20	5,000	5,637
Massachusetts Educational Financing Authority Education Loan Revenue	5.000%	7/1/21	5,000	5,689
Massachusetts Educational Financing Authority Education Loan Revenue	5.000%	1/1/24	7,000	7,959
2 Massachusetts GO PUT	0.310%	8/1/17	5,000	4,987
Massachusetts Health & Educational Facilities Authority Revenue (Harvard University)	5.500% 11/15/36		4,475	5,094
Massachusetts Health & Educational Facilities Authority Revenue (MIT)	5.500%	7/1/18 (Prere.)	5,100	5,730
Massachusetts Health & Educational Facilities Authority Revenue (Partners Healthcare System)
VRDO	0.010%	11/6/15	3,000	3,000
Massachusetts Health & Educational Facilities Authority Revenue (Suffolk University)	6.250%	7/1/30	5,000	5,758
Massachusetts Port Authority Revenue	5.000%	7/1/40	2,000	2,232
Massachusetts Port Authority Revenue	5.000%	7/1/45	3,500	3,879
				104,375
Michigan (3.4%)
Detroit MI Sewage Disposal System Revenue	5.125%	7/1/33 (14)	6,030	6,112
Detroit MI Water & Sewerage Department Sewage Disposal System Revenue	5.500%	7/1/24	10,000	10,566
Detroit MI Water & Sewerage Department Sewage Disposal System Revenue	5.250%	7/1/39	4,735	5,127
Detroit MI Water Supply System Revenue	5.000%	7/1/29 (4)	4,415	4,482
Detroit MI Water Supply System Revenue	5.000%	7/1/31	5,000	5,332
Detroit MI Water Supply System Revenue	5.250%	7/1/41	1,270	1,356
Genesee County MI GO	5.250%	2/1/40 (15)	12,330	13,713
Grand Traverse County MI Hospital Finance Authority Revenue	5.000%	7/1/44	1,730	1,869
Grand Traverse County MI Hospital Finance Authority Revenue	5.000%	7/1/47	3,550	3,827
Jackson County MI Hospital Finance Authority Hospital Revenue (Allegiance Health)	5.250%	6/1/37	10,000	10,984
Kalamazoo MI Hospital Financing Authority Hospital Revenue (Bronson Methodist Hospital)	5.000%	5/15/30	10,000	10,941
Karegnondi Water Authority Michigan Water Supply System Revenue (Karegnondi Water Pipeline)	5.250%	11/1/40	7,500	8,234
Karegnondi Water Authority Michigan Water Supply System Revenue (Karegnondi Water Pipeline)	5.000%	11/1/43	16,110	17,376
Michigan Building Authority Revenue	5.000% 11/15/36 (4)		6,500	7,011
Michigan Building Authority Revenue	5.000%	4/15/38	5,000	5,590
Michigan Building Authority Revenue	5.000% 10/15/50		6,000	6,556
Michigan Finance Authority Revenue	4.500%	10/1/29	5,000	5,159
Michigan Finance Authority Revenue	5.000%	10/1/33	3,000	3,357
Michigan Finance Authority Revenue	5.000%	10/1/34	3,670	4,095
Michigan Finance Authority Revenue (Beaumont Health Obligated Group)	5.000%	8/1/28	3,250	3,743
Michigan Finance Authority Revenue (Beaumont Health Obligated Group)	5.000%	8/1/33	5,500	6,148
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/29	2,500	2,745
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/30	2,805	3,067
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/33	2,000	2,156
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/34	1,500	1,611
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/44	17,830	18,821
Michigan Finance Authority Revenue (Detroit Water & Sewer)	5.000%	7/1/44	6,125	6,349
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/32	2,340	2,633
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/32	4,670	5,254
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/33	4,025	4,509
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/34	2,200	2,460
Michigan Finance Authority Revenue (McLaren Health Care Corp.)	5.000%	5/15/35	2,515	2,801
Michigan Finance Authority Revenue (MidMichigan Obligated Group)	5.000%	6/1/33	2,750	3,026
Michigan Finance Authority Revenue (MidMichigan Obligated Group)	5.000%	6/1/34	3,000	3,298
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000% 11/15/27		3,500	4,017
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000% 11/15/28		2,000	2,275
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000% 11/15/36		2,500	2,697
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/22	4,060	4,189
Michigan Finance Authority Student Loan Revenue	5.000%	11/1/15	2,400	2,400
Michigan Finance Authority Student Loan Revenue	5.000%	11/1/16	3,670	3,812
Michigan Finance Authority Student Loan Revenue	5.000%	11/1/17	2,625	2,803
Michigan GO	5.250%	9/15/26 (4)	12,000	12,972
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	5.000%	6/1/35	2,115	2,329
Michigan Hospital Finance Authority Revenue (MidMichigan Obligated Group)	6.125%	6/1/19 (Prere.)	4,315	5,093
Michigan Tobacco Settlement Financing Authority Revenue	5.250%	6/1/22	3,800	3,487
Michigan Tobacco Settlement Financing Authority Revenue	6.875%	6/1/42	15,000	14,964

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Royal Oak MI Hospital Finance Authority Hospital Revenue (William Beaumont Hospital)	6.000%	8/1/19 (Prere.)	7,000	8,265
Saginaw MI Hospital Finance Authority Hospital Revenue (Covenant Medical Center Inc.)	5.000%	7/1/30	10,000	10,993
Wayne County MI Airport Authority Revenue	5.000%	12/1/34	5,000	5,416
Wayne County MI Airport Authority Revenue	5.000%	12/1/38	4,000	4,274
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/28	6,125	6,756
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/32	2,065	2,216
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/37	2,000	2,116
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/39	1,700	1,804
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/44	2,000	2,110
				305,296
Minnesota (0.5%)
Anoka MN Healthcare & Housing Facilities Revenue (Homestead at Anoka Inc.)	5.375%	11/1/34	1,135	1,181
Anoka MN Healthcare & Housing Facilities Revenue (Homestead at Anoka Inc.)	5.125%	11/1/49	4,050	4,083
Dakota County MN Community Development Agency Multifamily Housing Revenue
(High view Hills Senior Housing Project)	7.000%	8/1/45	8,000	8,169
Minneapolis MN Health Care System Revenue (Fairview Health Services)	6.750% 11/15/18 (Prere.)		8,250	9,675
Minnesota Housing Finance Agency Residential Housing Revenue	4.000%	7/1/40	575	604
Minnesota Public Facilities Authority Revenue (State Revolving Fund)	5.000%	3/1/21	5,000	5,835
Rochester MN Health Care & Housing Facility Revenue (Homestead At Rochester, Inc. Project)	6.875%	12/1/48	10,000	11,199
St. Paul MN Housing & Redevelopment Authority Hospital Revenue (HealthEast Obligated Group)	5.250% 11/15/28		1,650	1,816
St. Paul MN Housing & Redevelopment Authority Hospital Revenue (HealthEast Obligated Group)	5.000% 11/15/29		1,745	1,932
St. Paul MN Housing & Redevelopment Authority Hospital Revenue (HealthEast Obligated Group)	5.000% 11/15/30		1,285	1,414
				45,908
Mississippi (0.2%)
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA Inc. Project) VRDO	0.010%	11/2/15	8,100	8,100
Warren County MS Gulf Opportunity Zone Revenue (International Paper Co. Projects)	5.375%	12/1/35	5,500	6,073
				14,173
Missouri (0.7%)
Cape Girardeau County MO Industrial Development Authority of the Health Facilities Revenue
(St. Francis Medical Center)	5.000%	6/1/33	10,000	10,869
Joplin MO Industrial Development Authority Health Facilities Revenue (Freeman Health System)	5.000%	2/15/29	1,105	1,219
Kirkwood MO Industrial Development Authority Retirement Community Revenue
(Aberdeen Heights Project)	8.250%	5/15/39	5,000	5,670
Kirkwood MO Industrial Development Authority Retirement Community Revenue
(Aberdeen Heights Project)	8.250%	5/15/45	5,000	5,648
Missouri Health & Educational Facilities Authority Educational Facilities Revenue
(St. Louis College of Pharmacy Project)	5.000%	5/1/40	1,410	1,474
Missouri Health & Educational Facilities Authority Educational Facilities Revenue
(St. Louis College of Pharmacy Project)	5.500%	5/1/43	8,500	9,256
Missouri Health & Educational Facilities Authority Educational Facilities Revenue
(St. Louis College of Pharmacy Project)	5.000%	5/1/45	2,000	2,080
Missouri Health & Educational Facilities Authority Health Facilities Revenue (Cox Health)	5.500% 11/15/18 (Prere.)		5,200	5,920
Missouri Health & Educational Facilities Authority Health Facilities Revenue (Cox Health)	5.500% 11/15/33		1,300	1,427
Missouri Health & Educational Facilities Authority Health Facilities Revenue (Cox Health)	5.000% 11/15/48		2,475	2,693
Missouri Health & Educational Facilities Authority Revenue (Mercy Health)	5.000% 11/15/45		5,000	5,428
Missouri Health & Educational Facilities Authority Revenue (Washington University) VRDO	0.010%	11/2/15	2,200	2,200
Missouri Housing Development Corp. Single Family Mortgage Revenue	6.000%	3/1/38	835	861
Missouri Housing Development Corp. Single Family Mortgage Revenue	5.600%	9/1/38	2,570	2,660
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Plum Point Project)	5.000%	1/1/16 (Prere.)	2,000	2,017
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	12/1/27	1,750	2,058
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	6/1/28	2,690	3,140
				64,620
Montana (0.0%)
Montana Board Housing Single Family Mortgage Revenue	5.750%	12/1/37	150	151

Nebraska (0.7%)
Central Plains Energy Project Nebraska Gas Supply Revenue PUT	5.000%	12/1/19	50,000	56,953
Nebraska Public Power District Revenue	5.000%	1/1/35	3,200	3,548
				60,501
Nevada (0.4%)
Carson City NV Hospital Revenue (Carson Tahoe Regional Medical Center)	5.000%	9/1/33	9,500	10,168
Clark County NV School District GO	5.000%	6/15/25	10,000	11,042
Nevada Capital Improvement & Cultural Affairs GO	5.000%	12/1/17 (Prere.)	2,550	2,781
Sparks NV Local Improvement District Revenue	6.500%	9/1/20	1,295	1,385
Sparks NV Local Improvement District Revenue	6.750%	9/1/27	2,640	2,759
1 Truckee Meadows NV Water Authority Water Revenue TOB VRDO	0.020%	11/6/15 LOC	9,990	9,990
				38,125

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Hampshire (0.2%)
New Hampshire Health & Education Facilities Authority Revenue
(Southern New Hampshire University)	5.000%	1/1/34	1,375	1,446
New Hampshire Health & Education Facilities Authority Revenue
(Southern New Hampshire University)	5.000%	1/1/42	4,450	4,624
New Hampshire Health & Education Facilities Authority Revenue (Wentworth Douglas Hospital)	7.000%	1/1/38	7,000	8,250
				14,320
New Jersey (7.8%)
Atlantic City NJ GO	4.000%	11/1/24 (4)	4,805	4,836
Atlantic City NJ GO	4.000%	11/1/25 (4)	2,405	2,409
Camden County NJ Improvement Authority Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.750%	2/15/42	5,000	5,639
Camden County NJ Improvement Authority Lease Revenue
(Rowan University School of Osteopathic Medicine Project)	5.000%	12/1/25	1,195	1,403
Camden County NJ Improvement Authority Lease Revenue
(Rowan University School of Osteopathic Medicine Project)	5.000%	12/1/26	1,630	1,896
Camden County NJ Improvement Authority Lease Revenue
(Rowan University School of Osteopathic Medicine Project)	5.000%	12/1/27	1,610	1,856
Gloucester County NJ Pollution Control Financing Authority Revenue (Logan Project)	5.000%	12/1/24	11,500	12,848
New Jersey Building Authority Revenue	5.000%	6/15/19	13,670	14,733
New Jersey Casino Reinvestment Development Authority Revenue (Hotel Room Fee)	5.250%	1/1/23 (2)	1,450	1,483
New Jersey COP	5.250%	6/15/27	5,000	5,255
New Jersey Economic Development Authority Retirement Community Revenue
(Seabrook Village Inc.)	5.250% 11/15/16 (Prere.)		1,500	1,574
New Jersey Economic Development Authority Retirement Community Revenue
(Seabrook Village Inc.)	5.250% 11/15/16 (Prere.)		2,000	2,098
New Jersey Economic Development Authority Revenue	5.250%	6/15/40	2,500	2,605
New Jersey Economic Development Authority Revenue (Goethals Bridge Replacement Project)	5.375%	1/1/43	750	800
New Jersey Economic Development Authority Revenue (Motor Vehicle Surcharges)	5.250%	7/1/24 (14)	18,055	20,845
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	9/1/19 (Prere.)	10,200	11,783
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	3/1/21 (Prere.)	3,455	4,122
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	3/1/21 (Prere.)	2,055	2,478
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.750%	3/1/21 (Prere.)	6,300	7,678
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/21	6,745	7,272
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/21	755	837
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250% 12/15/21 (3)		4,500	4,961
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/22	8,000	8,659
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/22	7,150	7,623
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	9/1/23	6,545	7,019
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.750%	9/1/23	700	775
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/24 (2)	6,300	7,047
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/27	1,650	1,730
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	9/1/27	2,385	2,516
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/32	3,000	3,080
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	6/15/40	19,485	19,839
New Jersey Economic Development Authority Revenue (West Campus Housing LLC)	5.000%	7/1/35	1,150	1,158
New Jersey Economic Development Authority Revenue (West Campus Housing LLC)	4.500%	7/1/41	2,750	2,534
New Jersey Economic Development Authority Revenue
(Provident Group-Montclair Properties LLC - Montclair State University Student Housing Project)	5.750%	6/1/31	4,000	4,453
New Jersey Economic Development Authority Special Facility Revenue
(Continental Airlines Inc. Project)	5.125%	9/15/23	12,730	13,855
New Jersey Economic Development Authority Special Facility Revenue
(Continental Airlines Inc. Project)	5.250%	9/15/29	9,750	10,598
New Jersey Educational Facilities Authority Revenue (University Medical & Dentistry)	7.500%	6/1/19 (Prere.)	6,500	7,943
New Jersey Equipment Lease Purchase COP	5.000%	6/15/23	4,100	4,436
New Jersey Health Care Facilities Financing Authority Lease Revenue
(Marlboro Psychiatric Hospital Project)	5.000%	9/15/29	5,000	5,204
New Jersey Health Care Facilities Financing Authority Revenue
(Hospital Capital Asset Pooled Program) VRDO	0.010%	11/6/15 LOC	3,200	3,200
New Jersey Health Care Facilities Financing Authority Revenue
(Hospital Capital Asset Pooled Program) VRDO	0.010%	11/6/15 LOC	1,400	1,400
New Jersey Health Care Facilities Financing Authority Revenue (South Jersey Hospital)	5.000%	7/1/22	2,400	2,463
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health)	5.750%	7/1/33	6,700	7,531
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/18	15,000	16,461
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/20	10,205	11,417
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/20	5,000	5,594
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/21	2,835	3,179
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/21	5,000	5,607
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/22	2,500	2,816
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.750%	12/1/28	2,250	2,485
New Jersey Higher Education Assistance Authority Student Loan Revenue	3.500%	12/1/29	10,000	10,023

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Higher Education Assistance Authority Student Loan Revenue	3.625%	12/1/30	5,000	5,096
New Jersey Housing & Mortgage Finance Agency Multi-Family Housing Revenue VRDO	0.140%	11/6/15 (4)	5,730	5,730
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue VRDO	0.010%	11/6/15	1,400	1,400
New Jersey Transportation Trust Fund Authority Transportation Program Revenue	5.000%	6/15/26	21,615	22,795
New Jersey Transportation Trust Fund Authority Transportation Program Revenue	5.250%	6/15/33	5,000	5,256
New Jersey Transportation Trust Fund Authority Transportation Program Revenue	5.000%	6/15/36	5,000	5,101
New Jersey Transportation Trust Fund Authority Transportation Program Revenue	5.000%	6/15/38	18,000	18,327
New Jersey Transportation Trust Fund Authority Transportation Program Revenue	5.500%	6/15/39	5,300	5,642
New Jersey Transportation Trust Fund Authority Transportation Program Revenue	5.000%	6/15/44	19,665	19,950
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250% 12/15/19		1,205	1,319
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500% 12/15/21 (14)		15,250	17,023
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500% 12/15/21 (12)		5,855	6,664
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500% 12/15/22 (12)		8,175	9,329
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.750%	6/15/23 (14)	10,000	11,355
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000% 12/15/25 (2)		30,000	18,597
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000% 12/15/27		15,000	8,126
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.625% 12/15/28		20,000	21,431
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	6/15/31	26,940	28,774
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000% 12/15/31		4,275	1,805
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/32	14,900	15,373
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	6/15/32	7,000	7,368
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	6/15/36	22,000	22,811
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500% 12/15/38 (12)		8,000	8,738
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	6/15/41	3,000	3,183
New Jersey Turnpike Authority Revenue	5.000%	1/1/30	8,295	9,393
New Jersey Turnpike Authority Revenue	5.000%	1/1/31	6,785	7,652
New Jersey Turnpike Authority Revenue	5.150%	1/1/35 (2)	21,495	22,421
New Jersey Turnpike Authority Revenue	5.000%	1/1/38	15,000	16,571
New Jersey Turnpike Authority Revenue	5.000%	1/1/43	5,000	5,508
2 New Jersey Turnpike Authority Revenue PUT	0.540%	1/1/16	12,500	12,500
Rutgers State University New Jersey Revenue VRDO	0.010%	11/2/15	8,540	8,540
Salem County NJ Pollution Control Financing Authority Revenue (Chambers Project)	5.000%	12/1/23	19,400	21,145
Tobacco Settlement Financing Corp. New Jersey Revenue	4.625%	6/1/26	8,645	8,430
Tobacco Settlement Financing Corp. New Jersey Revenue	4.750%	6/1/34	6,000	4,837
Tobacco Settlement Financing Corp. New Jersey Revenue	5.000%	6/1/41	15,000	12,119
				700,365
New Mexico (0.3%)
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Gerald Champion Regional Medical Center)	5.500%	7/1/42	19,750	20,247
New Mexico Mortgage Finance Authority Single Family Mortgage Revenue	5.600%	7/1/38	1,745	1,802
New Mexico Mortgage Finance Authority Single Family Mortgage Revenue	5.300%	1/1/39	1,365	1,434
				23,483
New York (10.5%)
Brooklyn NY Local Development Corp. PILOT Revenue (Barclays Center Project)	6.375%	7/15/43	5,000	5,715
1 Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project) TOB VRDO	0.020%	11/6/15	17,350	17,350
Hempstead NY Local Development Corp. Revenue (Molloy College)	5.000%	7/1/39	1,500	1,616
Hudson Yards Infrastructure Corp. New York Revenue	5.750%	2/15/47	25,400	28,891
Jefferson County NY Industrial Development Agency Solid Waste Disposal Revenue	4.750%	1/1/20	1,900	1,866
Jefferson County NY Industrial Development Agency Solid Waste Disposal Revenue	5.250%	1/1/24	3,345	3,252
Long Island NY Power Authority Electric System Revenue	5.500%	4/1/22	10,010	11,177
Long Island NY Power Authority Electric System Revenue	5.000%	9/1/39	1,000	1,112
Long Island NY Power Authority Electric System Revenue	5.000%	9/1/44	12,000	13,261
Nassau County NY GO	4.000%	10/1/21	9,400	10,354
Nassau County NY Local Economic Assistance Corp. Revenue
(Catholic Health Services of Long Island Obligated Group Project)	5.000%	7/1/30	1,500	1,678
New York City NY GO	5.000%	1/1/17 (Prere.)	3,935	4,146
New York City NY GO	5.000%	1/1/25	1,815	1,910
New York City NY GO	5.000%	8/1/32	8,000	9,257
New York City NY GO	5.000%	8/1/36	15,000	17,027
New York City NY GO VRDO	0.010%	11/2/15	3,500	3,500
New York City NY GO VRDO	0.010%	11/2/15	3,000	3,000
New York City NY GO VRDO	0.010%	11/2/15 LOC	6,000	6,000
New York City NY Health & Hospital Corp. Revenue (Health System)	5.000%	2/15/30	6,000	6,609
New York City NY Housing Development Corp. Multi-Family Mortgage Revenue (8 Spruce Street)	4.500%	2/15/48	10,000	10,591
New York City NY Industrial Development Agency Airport Facilities Revenue
(TRIPS Obligated Group)	5.000%	7/1/28	4,000	4,286
New York City NY Industrial Development Agency PILOT Revenue (Yankee Stadium Project)	0.000%	3/1/26 (12)	5,000	3,601
New York City NY Industrial Development Agency PILOT Revenue (Yankee Stadium Project)	7.000%	3/1/49 (12)	10,000	11,753
New York City NY Industrial Development Agency Special Facility Revenue (American Airlines Inc.)	7.625%	2/1/16	5,000	5,270
New York City NY Industrial Development Agency Special Facility Revenue (American Airlines Inc.)	7.750%	8/1/31	37,470	39,427

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY Industrial Development Agency Special Facility Revenue
(American Airlines Inc.) PUT	2.000%	8/1/16	30,000	30,038
New York City NY Industrial Development Agency Special Facility Revenue
(Terminal One Group Association Project) PUT	5.500%	1/1/16	3,250	3,275
New York City NY Industrial Development Agency Special Facility Revenue
(Terminal One Group Association Project) PUT	5.500%	1/1/16	3,500	3,531
New York City NY Industrial Development Agency Special Facility Revenue
(Terminal One Group Association Project) PUT	5.500%	1/1/16	4,500	4,539
New York City NY Industrial Development Agency Special Facility Revenue
(Terminal One Group Association Project) PUT	5.500%	1/1/16	4,000	4,034
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/35	10,000	11,412
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/35	7,500	8,423
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.375%	6/15/43	10,000	11,635
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/44	5,000	5,667
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/45	8,000	9,049
New York City NY Transitional Finance Authority Building Aid Revenue	5.125%	1/15/33	5,000	5,538
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/34	8,650	9,347
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/37	20,000	22,310
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/40	12,000	13,566
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/41	8,000	9,015
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/15	8,000	8,001
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16 (ETM)	130	136
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16	7,870	8,246
3 New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/33	4,300	5,013
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/36	15,000	17,002
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/38	7,865	8,852
New York City NY Transitional Finance Authority Recovery Revenue VRDO	0.010%	11/2/15	2,800	2,800
New York Convention Center Development Corp. Revenue	5.000% 11/15/40		7,465	8,413
1 New York Counties Tobacco Trust Revenue	6.250%	6/1/41	7,500	7,741
New York Liberty Development Corp. Revenue	5.000% 11/15/31		2,000	2,272
New York Liberty Development Corp. Revenue	5.125%	1/15/44	5,000	5,523
New York Liberty Development Corp. Revenue	5.000% 11/15/44		5,080	5,641
New York Liberty Development Corp. Revenue	6.375%	7/15/49	10,870	12,248
New York Liberty Development Corp. Revenue	5.750% 11/15/51		11,000	12,667
New York Liberty Development Corp. Revenue (Goldman Sachs Headquarters)	5.500%	10/1/37	3,000	3,658
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/24		3,450	3,740
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/25		1,500	1,649
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/29		3,515	3,855
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/31		2,000	2,300
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/32		2,000	2,293
New York Metropolitan Transportation Authority Revenue	5.250% 11/15/32		2,250	2,659
New York Metropolitan Transportation Authority Revenue	5.250% 11/15/33		2,500	2,938
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/36		9,000	10,203
New York Metropolitan Transportation Authority Revenue	5.250% 11/15/36		9,225	10,606
New York Metropolitan Transportation Authority Revenue	5.000% 11/15/38		8,575	9,602
New York Metropolitan Transportation Authority Revenue	5.250% 11/15/40		13,000	14,688
New York Metropolitan Transportation Authority Revenue (Dedicated Petroleum Tax)	6.000%	4/1/20 (ETM)	9,000	10,242
New York Metropolitan Transportation Authority Revenue (Dedicated Petroleum Tax)	5.000% 11/15/34		3,250	3,683
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/1/25	5,575	6,637
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.250% 11/15/41		8,500	9,861
New York State Dormitory Authority Revenue (Icahn School of Medicine at Mount Sinai)	5.000%	7/1/34	18,370	20,454
New York State Dormitory Authority Revenue (Icahn School of Medicine at Mount Sinai)	4.000%	7/1/40	1,000	1,012
New York State Dormitory Authority Revenue (New York University Hospitals Center)	5.625%	7/1/17 (Prere.)	8,750	9,482
New York State Dormitory Authority Revenue (North Shore - Long Island Jewish Obligated Group)	0.931%	5/1/18	14,850	14,850
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/26	12,000	14,668
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/37	6,400	7,157
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/39	13,000	14,744
New York State Dormitory Authority Revenue (St. John’s University)	5.000%	7/1/33	3,000	3,401
New York State Dormitory Authority Revenue (St. John’s University)	5.000%	7/1/34	1,000	1,130
New York State Dormitory Authority Revenue (The New School)	5.500%	7/1/40	5,000	5,688
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000% 10/15/16 (Prere.)		5,815	6,076
New York State Housing Finance Agency Revenue (Personal Income Tax) VRDO	0.010%	11/6/15	10,000	10,000
New York State Liberty Development Corp. Liberty Revenue (3 World Trade Center Project)	5.000% 11/15/44		68,545	69,239
New York State Thruway Authority Revenue	5.000%	1/1/30	8,180	9,461
New York State Thruway Authority Revenue	5.000%	1/1/37	15,000	16,830
Niagara NY Frontier Transportation Authority Airport Revenue (Buffalo Niagara International Airport)	5.000%	4/1/25	2,000	2,262
Niagara NY Frontier Transportation Authority Airport Revenue (Buffalo Niagara International Airport)	5.000%	4/1/26	3,750	4,206
Port Authority of New York & New Jersey Revenue	5.000% 10/15/24		5,985	6,960
Port Authority of New York & New Jersey Revenue	5.000%	9/15/25	5,835	6,656
Port Authority of New York & New Jersey Revenue	5.000%	9/1/27	1,695	1,961

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Port Authority of New York & New Jersey Revenue	5.000% 10/15/28		5,625	6,551
Port Authority of New York & New Jersey Revenue	5.000% 10/15/29		10,000	11,580
Port Authority of New York & New Jersey Revenue	5.000%	9/1/32	4,500	5,060
Port Authority of New York & New Jersey Revenue	5.000% 10/15/32		9,900	11,099
Port Authority of New York & New Jersey Revenue	5.000%	12/1/33	5,000	5,561
Port Authority of New York & New Jersey Revenue	5.750%	3/15/35	25,000	27,300
Port Authority of New York & New Jersey Revenue	5.000% 10/15/36		2,665	2,979
Port Authority of New York & New Jersey Revenue	5.000% 10/15/37		4,665	5,199
Port Authority of New York & New Jersey Revenue	5.000% 10/15/44		10,000	11,024
Port Authority of New York & New Jersey Special Obligation Revenue
(John F. Kennedy International Air Terminal LLC)	5.500%	12/1/31	4,000	4,557
Port Authority of New York & New Jersey Special Obligation Revenue
(John F. Kennedy International Air Terminal LLC)	6.000%	12/1/42	13,000	15,069
Suffolk County NY Economic Development Corp. Revenue (Catholic Health Services)	5.000%	7/1/30	2,315	2,572
Suffolk County NY Economic Development Corp. Revenue (Catholic Health Services)	5.000%	7/1/31	2,000	2,212
Tompkins County NY Development Corp. Revenue (Tompkins Cortland Community College)	5.000%	7/1/27	3,485	3,731
Tompkins County NY Development Corp. Revenue (Tompkins Cortland Community College)	5.000%	7/1/32	3,000	3,162
Tompkins County NY Development Corp. Revenue (Tompkins Cortland Community College)	5.000%	7/1/38	4,000	4,160
Triborough Bridge & Tunnel Authority New York Revenue	5.000% 11/15/28		4,000	4,691
Triborough Bridge & Tunnel Authority New York Revenue	5.000% 11/15/29		2,000	2,327
Ulster County NY Capital Resource Corp. Revenue
(Health Alliance Senior Living Corp. - Woodland Pond at New Paltz Project)	0.000%	9/15/44	2,710	2,038
Ulster County NY Industrial Development Agency Civic Facility Revenue
(Kingston Regional Senior Living Corp. - Woodland Pond at New Paltz Project)	6.000%	9/15/42	7,000	6,880
Westchester County NY Health Care Corp. Revenue	6.125%	11/1/37	3,000	3,369
				944,555
North Carolina (1.1%)
Charlotte-Mecklenburg NC Hospital Authority Health Care System Revenue
(Carolinas HealthCare System) VRDO	0.010%	11/6/15	3,500	3,500
3 North Carolina Capital Facilities Finance Agency (Duke University Project) Revenue	5.000%	10/1/55	6,000	6,767
North Carolina GO	5.000%	6/1/20	10,360	12,165
North Carolina Medical Care Commission Health Care Facilities Mortgage Revenue (Salemtowne)	5.000%	10/1/23	1,850	1,866
North Carolina Medical Care Commission Health Care Facilities Revenue
(Cape Fear Valley Health System)	5.000%	10/1/23	9,785	11,125
North Carolina Medical Care Commission Health Care Facilities Revenue (Maryfield Inc.)	5.000%	10/1/25	2,000	2,168
North Carolina Medical Care Commission Health Care Facilities Revenue (Maryfield Inc.)	5.000%	10/1/30	2,000	2,092
North Carolina Medical Care Commission Health Care Facilities Revenue (Maryfield Inc.)	5.000%	10/1/35	2,250	2,340
North Carolina Medical Care Commission Health Care Facilities Revenue
(Novant Health Obligated Group) VRDO	0.060%	11/6/15	10,000	10,000
North Carolina Medical Care Commission Health Care Facilities Revenue (Vidant Health)	5.000%	6/1/30	4,000	4,509
North Carolina Medical Care Commission Health Care Facilities Revenue (Vidant Health)	5.000%	6/1/32	5,000	5,585
North Carolina Medical Care Commission Health Care Facilities Revenue (Vidant Health)	5.000%	6/1/36	2,000	2,178
North Carolina Medical Care Commission Health Care Facilities Revenue (Vidant Health)	5.000%	6/1/40	10,000	11,032
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.000%	6/1/34	5,050	5,539
North Carolina Medical Care Commission Retirement Facilities Mortgage Revenue (Aldersgate)	6.250%	7/1/35	4,500	4,899
North Carolina Medical Care Commission Retirement Facilities Mortgage Revenue
(Givens Estates Project)	5.000%	7/1/27	2,750	2,861
Wake County NC GO	5.000%	2/1/16	7,800	7,896
				96,522
Ohio (1.8%)
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.250%	9/1/27	10,000	11,474
Bowling Green State University Ohio Student Housing Revenue
(CFP I LLC - State University Project)	5.750%	6/1/31	5,000	5,344
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	5.750%	6/1/34	10,195	8,889
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	6.250%	6/1/37	5,000	4,550
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	6.000%	6/1/42	5,350	4,656
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	5.875%	6/1/47	20,730	17,802
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	6.500%	6/1/47	10,545	9,782
Butler County OH Hospital Facilities Revenue (Kettering Health Network)	6.375%	4/1/36	3,750	4,344
Butler County OH Hospital Facilities Revenue (Kettering Health Network)	5.625%	4/1/41	5,000	5,578
Butler County OH Hospital Facilities Revenue (UC Health)	5.250%	11/1/29	3,380	3,824
Cleveland-Cuyahoga County OH Port Authority Revenue (SPC Buildings 1 & 3 LLC) VRDO	0.010%	11/6/15 LOC	4,100	4,100
Dayton-Montgomery County OH Port Authority Revenue (StoryPoint Troy Project)	7.125%	1/15/50	10,000	9,986
Hamilton County OH Hospital Facilities Revenue (UC Health)	5.000%	2/1/44	440	476
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/38	7,280	8,035
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	5.250% 11/15/27		7,500	8,680
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	6.000% 11/15/41		3,000	3,582
Middletown OH Hospital Facilities Revenue (Atrium Medical Center) VRDO	0.010%	11/6/15 LOC	1,075	1,075
Montgomery County OH Revenue (Miami Valley Hospital) VRDO	0.010%	11/2/15	3,900	3,900
Montgomery County OH Revenue (Miami Valley Hospital) VRDO	0.010%	11/2/15	4,550	4,550
Montgomery County OH Revenue (Miami Valley Hospital) VRDO	0.010%	11/2/15	2,460	2,460

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio GO	4.500%	3/15/16 (Prere.)	2,030	2,063
1 Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group) TOB VRDO	0.020%	11/6/15	9,400	9,400
Ohio Hospital Revenue (University Hospitals Health System Inc.)	5.000%	1/15/41	10,250	10,901
Ohio Private Activity Revenue (Portsmouth Gateway Group LLC)	5.000% 12/31/39		3,540	3,807
Ohio Private Activity Revenue (Portsmouth Gateway Group LLC)	5.000%	6/30/53	4,000	4,244
Penta Career Center Ohio COP	5.250%	4/1/26	3,505	4,013
Penta Career Center Ohio COP	5.250%	4/1/27	3,490	3,965
Wood County OH Hospital Facilities Revenue (Wood County Hospital)	5.000%	12/1/32	3,000	3,157
				164,637
Oklahoma (0.2%)
Oklahoma County OK Finance Authority Revenue (Epworth Villa Project)	5.125%	4/1/42	10,260	9,542
Oklahoma Housing Finance Agency Single Family Mortgage Revenue
(Homeownership Loan Program)	5.800%	9/1/37	865	896
Oklahoma Housing Finance Agency Single Family Mortgage Revenue
(Homeownership Loan Program)	5.875%	9/1/37	825	839
Oklahoma Housing Finance Agency Single Family Mortgage Revenue
(Homeownership Loan Program)	5.950%	9/1/37	1,595	1,671
Oklahoma Municipal Power Authority Power Supply System Revenue	6.000%	1/1/18 (Prere.)	4,500	5,004
Oklahoma Municipal Power Authority Power Supply System Revenue	5.000%	1/1/38	3,500	3,964
				21,916
Oregon (0.2%)
Oregon Health & Science University Revenue	5.750%	7/1/39	6,750	7,707
Oregon Housing & Community Service Department Single Family Mortgage Revenue	4.000%	7/1/44	2,710	2,907
Port of Portland OR International Airport Revenue	5.000%	7/1/32	1,000	1,126
Port of Portland OR International Airport Revenue	5.000%	7/1/33	3,485	3,917
Port of Portland OR International Airport Revenue	5.000%	7/1/34	3,160	3,547
				19,204
Pennsylvania (5.4%)
Allegheny County PA GO	5.000%	11/1/29	3,265	3,665
Allegheny County PA Higher Education Building Authority University Revenue (Chatham University)	5.000%	9/1/30	500	539
Allegheny County PA Higher Education Building Authority University Revenue (Chatham University)	5.000%	9/1/35	2,165	2,297
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue	5.000%	5/1/42	12,500	12,949
1 Berks County PA Municipal Authority Revenue (Reading Hospital & Medical Center Project)
TOB VRDO	0.020%	11/6/15 LOC	6,600	6,600
1 Bristol Township PA School District GO TOB VRDO	0.090%	11/6/15	12,865	12,865
Cumberland County PA Municipal Authority Revenue (Asbury Pennsylvania CCRC Obligated Group)	5.250%	1/1/41	4,000	4,143
Delaware County PA Industrial Development Authority Airport Facilities Revenue
(United Parcel Service Inc.) VRDO	0.010%	11/2/15	5,100	5,100
Delaware River Port Authority Pennsylvania & New Jersey Revenue VRDO	0.010%	11/6/15 LOC	5,495	5,495
East Hempfield Township PA Industrial Development Authority Revenue
(Millersville University Student Housing Project)	5.000%	7/1/35	1,060	1,110
East Hempfield Township PA Industrial Development Authority Revenue
(Millersville University Student Housing Project)	5.000%	7/1/39	1,625	1,682
East Hempfield Township PA Industrial Development Authority Revenue
(Millersville University Student Housing Project)	5.000%	7/1/46	3,175	3,274
2 Geisinger Authority Health System Pennsylvania Revenue (Geisinger Health System) PUT	1.199%	6/1/24	18,500	18,706
Geisinger Authority Health System Pennsylvania Revenue (Geisinger Health System) VRDO	0.010%	11/2/15	2,300	2,300
Lehigh County PA Authority Water & Sewer Revenue	5.000%	12/1/43	4,285	4,760
Lehigh County PA General Purpose Authority Revenue
(Bible Fellowship Church Homes Inc. Project)	5.125%	7/1/32	2,710	2,806
Lehigh County PA General Purpose Authority Revenue
(Bible Fellowship Church Homes Inc. Project)	5.250%	7/1/42	4,000	4,123
Luzerne County PA GO	5.000% 11/15/29 (4)		5,500	6,134
Monroeville PA Finance Authority Revenue (UPMC Health System)	5.000%	2/15/30	4,000	4,488
Montgomery County PA GO VRDO	0.010%	11/2/15	1,900	1,900
Montgomery County PA Higher Education & Health Authority Revenue (Arcadia University)	5.750%	4/1/40	3,530	3,860
Montgomery County PA Industrial Development Authority Health Services Revenue
(Albert Einstein Healthcare Network)	5.250%	1/15/36	11,250	12,126
Montgomery County PA Industrial Development Authority Health Services Revenue
(Albert Einstein Healthcare Network)	5.250%	1/15/45	10,000	10,661
Montgomery County PA Industrial Development Authority Health Services Revenue
(Albert Einstein Healthcare Network)	5.250%	1/15/46	1,700	1,812
Montgomery County PA Industrial Development Authority Revenue
(Philadelphia Presbyterian Homes Inc. Project)	7.000%	12/1/35	2,670	3,051
Montgomery County PA Industrial Development Authority Revenue
(Philadelphia Presbyterian Homes Inc. Project)	7.000%	12/1/40	2,500	2,834
Montgomery County PA Industrial Development Authority Revenue
(Whitemarsh Continuing Care Retirement Community Inc.)	5.250%	1/1/40	5,000	5,001
Montgomery County PA Industrial Development Authority Revenue
(Whitemarsh Continuing Care Retirement Community Inc.)	5.375%	1/1/50	10,000	10,091

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Moon Industrial Development Authority Pennsylvania Revenue
(Baptist Home Society Obligated Group)	6.125%	7/1/50	15,000	15,022
Northampton County PA General Purpose Authority Hospital Revenue (St. Luke’s Hospital Project)	5.500%	8/15/35	5,000	5,440
Northampton County PA General Purpose Authority Hospital Revenue (St. Luke’s Hospital Project)	5.500%	8/15/40	6,500	7,041
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(National Gypsum Co.)	5.500%	11/1/44	5,000	5,136
Pennsylvania Economic Development Financing Authority Resource Recovery Revenue
(Colver Project)	4.625%	12/1/18 (2)	17,500	17,553
Pennsylvania Economic Development Financing Authority Revenue (PA Bridges Financing Corp.)	5.000% 12/31/38		4,000	4,266
Pennsylvania Economic Development Financing Authority Revenue (PA Bridges Financing Corp.)	5.000%	6/30/42	6,060	6,417
Pennsylvania Economic Development Financing Authority Revenue
(Rapid Bridge Replacement Project)	5.000% 12/31/29		10,000	11,072
Pennsylvania Economic Development Financing Authority Revenue
(Rapid Bridge Replacement Project)	5.000% 12/31/34		10,055	10,866
Pennsylvania Economic Development Financing Authority Revenue (Talen Energy Supply LLC) PUT	5.000%	9/1/20	5,000	5,043
Pennsylvania GO	5.000%	8/1/32	8,235	9,226
Pennsylvania GO	5.000%	8/1/33	6,440	7,181
Pennsylvania Higher Educational Facilities Authority Revenue (Drexel University) VRDO	0.010%	11/2/15 LOC	4,200	4,200
Pennsylvania Higher Educational Facilities Authority Revenue
(Foundation for Indiana University of Pennsylvania Student Housing)	5.000%	7/1/41	2,275	2,397
1 Pennsylvania Higher Educational Facilities Authority Revenue (Higher Education System)
TOB VRDO	0.060%	11/6/15	7,560	7,560
Pennsylvania Higher Educational Facilities Authority Revenue (Thomas Jefferson University)	5.250%	9/1/50	18,120	19,914
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/26 (12)	10,040	11,293
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/27 (12)	6,865	7,709
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/29	3,990	4,406
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/33	9,200	10,350
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/33	5,000	5,625
Pennsylvania Turnpike Commission Revenue	5.500%	12/1/33	4,000	4,701
Pennsylvania Turnpike Commission Revenue	6.500%	12/1/36	4,000	4,773
Pennsylvania Turnpike Commission Revenue	0.000%	12/1/39	8,000	5,625
Pennsylvania Turnpike Commission Revenue	5.250%	12/1/39	13,000	14,542
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/40	6,400	7,072
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/40	16,415	17,923
Pennsylvania Turnpike Commission Revenue	5.250%	12/1/45	3,500	3,906
Philadelphia PA Airport Revenue	5.000%	6/15/21	2,820	3,262
Philadelphia PA Gas Works Revenue	5.000%	8/1/26	3,455	4,081
Philadelphia PA Gas Works Revenue	5.000%	8/1/27	2,000	2,328
Philadelphia PA Gas Works Revenue	5.000%	8/1/28	2,000	2,304
Philadelphia PA Gas Works Revenue	5.000%	8/1/33	1,000	1,117
Philadelphia PA Gas Works Revenue	5.000%	8/1/34	1,000	1,112
Philadelphia PA GO	5.000%	8/1/27	10,000	11,594
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia Project) VRDO	0.010%	11/2/15	1,800	1,800
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Temple University Health System Obligated Group)	5.625%	7/1/36	5,850	6,295
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Temple University Health System Obligated Group)	5.625%	7/1/42	7,930	8,486
Philadelphia PA School District GO	6.000%	9/1/18 (Prere.)	10	11
Philadelphia PA School District GO	6.000%	9/1/18 (Prere.)	10	11
Philadelphia PA School District GO	6.000%	9/1/18 (Prere.)	190	217
Philadelphia PA School District GO	6.000%	9/1/18 (Prere.)	15	17
Philadelphia PA School District GO	6.000%	9/1/38	12,775	14,200
Pittsburgh & Allegheny County PA Sports & Exhibition Authority Lease Revenue VRDO	0.090%	11/6/15 (4)	5,795	5,795
Pocono Mountains PA Industrial Park Authority Hospital Revenue
(St. Luke’s Hospital Obligated Group)	5.000%	8/15/40	8,125	8,869
Sayre PA Health Care Facilities Authority Revenue (Guthrie Health Care System)	0.867%	12/1/17	15,230	15,224
1 Westmoreland County PA Industrial Development Authority Revenue	4.720%	7/1/35	12,000	12,323
				489,677
Puerto Rico (0.9%)
Puerto Rico Aqueduct & Sewer Authority Revenue	5.125%	7/1/37	4,905	3,354
Puerto Rico Aqueduct & Sewer Authority Revenue	5.250%	7/1/42	10,050	6,854
Puerto Rico GO	5.000%	7/1/28	1,845	1,174
Puerto Rico GO	5.125%	7/1/28	3,245	2,073
Puerto Rico GO	5.375%	7/1/30	3,665	2,346
Puerto Rico GO	5.125%	7/1/31	3,125	1,985
Puerto Rico GO	8.000%	7/1/35	10,000	7,300
Puerto Rico GO	5.250%	7/1/37	5,055	3,191
Puerto Rico GO	5.750%	7/1/38	4,320	2,759
Puerto Rico GO	5.500%	7/1/39	7,315	4,627
Puerto Rico GO	6.500%	7/1/40	4,015	2,600

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Puerto Rico GO	6.500%	7/1/40	1,830	1,185
Puerto Rico GO	5.000%	7/1/41	6,795	4,281
Puerto Rico GO	5.750%	7/1/41	10,290	6,534
Puerto Rico Sales Tax Financing Corp. Revenue	5.000%	8/1/40	22,785	14,185
Puerto Rico Sales Tax Financing Corp. Revenue	5.250%	8/1/40	14,080	8,817
Puerto Rico Sales Tax Financing Corp. Revenue	5.000%	8/1/46	5,725	3,542
Puerto Rico Sales Tax Financing Corp. Revenue	5.250%	8/1/57	1,030	639
				77,446
Rhode Island (0.4%)
1 Narragansett RI Commission Wastewater System Revenue TOB VRDO	0.060%	11/6/15 LOC	5,600	5,600
Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	5.000%	5/15/27 (4)	10,040	11,730
Tobacco Settlement Financing Corp. Rhode Island Revenue	5.000%	6/1/29	4,530	5,021
Tobacco Settlement Financing Corp. Rhode Island Revenue	5.000%	6/1/30	4,000	4,392
Tobacco Settlement Financing Corp. Rhode Island Revenue	2.250%	6/1/41	12,655	12,692
				39,435
South Carolina (1.4%)
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.250%	12/1/15 (Prere.)	5,000	5,022
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.250%	12/1/15 (Prere.)	14,650	14,714
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/16 (Prere.)	10,120	10,627
Lancaster County SC Assessment Revenue	5.450%	12/1/37	1,270	1,271
Piedmont SC Municipal Power Agency Revenue	5.250%	1/1/19	11,770	12,825
Piedmont SC Municipal Power Agency Revenue	5.750%	1/1/34 (4)	10,000	11,798
South Carolina Jobs Economic Development Authority Health Care Facilities Revenue
(Lutheran Homes of South Carolina Inc.)	5.375%	5/1/21	1,500	1,544
3 South Carolina Ports Authority Revenue	5.250%	7/1/55	10,245	11,104
South Carolina Public Service Authority Revenue	5.500%	1/1/19 (Prere.)	1,190	1,363
South Carolina Public Service Authority Revenue	5.000%	12/1/34	7,430	8,377
South Carolina Public Service Authority Revenue	5.000%	12/1/35	7,940	8,919
South Carolina Public Service Authority Revenue	5.500%	1/1/38	13,810	15,418
South Carolina Public Service Authority Revenue	5.000%	12/1/38	15,335	16,829
South Carolina Public Service Authority Revenue	5.000%	12/1/39	5,000	5,489
				125,300
South Dakota (0.2%)
South Dakota Building Authority Revenue	5.000%	6/1/38	4,000	4,456
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/37	10,000	10,989
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/44	5,000	5,430
				20,875
Tennessee (1.4%)
Chattanooga TN Health Educational & Housing Facility Board Revenue (Catholic Health Initiatives)	5.250%	1/1/45	6,500	7,108
Chattanooga-Hamilton County TN Hospital Authority Hospital Revenue	5.000%	10/1/39	7,600	8,083
Knox County TN Health Educational & Housing Facilities Board Hospital Facilities Revenue
(Covenant Healthcare)	0.000%	1/1/42	3,215	862
Metropolitan Government of Nashville & Davidson County TN Industrial Development
Board Revenue (Waste Management Inc. Tennessee Project) PUT	1.500%	8/1/17	7,500	7,522
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/19	22,820	25,093
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/19	7,280	8,184
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/20	3,460	3,875
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/21	2,320	2,714
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/22	1,010	1,168
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/22	6,285	7,456
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/23	2,190	2,537
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/23	1,665	1,977
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/24	5,790	6,667
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/24	8,060	9,513
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/26	3,535	4,194
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/27	16,325	18,899
Tennessee Housing Development Agency Homeownership Program Revenue	5.750%	1/1/37	665	671
Tennessee Housing Development Agency Homeownership Program Revenue	5.750%	7/1/37	660	678
Tennessee Housing Development Agency Homeownership Program Revenue	4.500%	1/1/38	1,280	1,370
1 Tennessee Housing Development Agency Homeownership Program Revenue TOB VRDO	0.050%	11/6/15	45	45
Tennessee Housing Development Agency Residential Finance Program Revenue	4.000%	7/1/39	4,200	4,460
				123,076
Texas (9.2%)
Austin TX Airport System Revenue	5.000% 11/15/26		1,000	1,171
Austin TX Airport System Revenue	5.000% 11/15/39		4,370	4,793
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/32	4,090	2,033

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/33	3,000	1,407
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/33	6,590	7,103
Central Texas Regional Mobility Authority Revenue	6.250%	1/1/46	1,500	1,721
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/26	10,000	11,419
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/32	7,200	8,073
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/35	3,760	4,137
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/35	7,000	7,703
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/38	21,275	22,811
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/38	7,085	7,519
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/42	10,000	10,683
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/42	16,785	17,931
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/43	4,240	4,484
Eagle Mountain & Saginaw TX Independent School District GO	4.550%	8/15/16 (Prere.)	2,360	2,438
Eagle Mountain & Saginaw TX Independent School District GO	4.550%	8/15/37 (4)	2,640	2,706
Grand Parkway Transportation Corp. Texas System Toll Revenue	0.000%	10/1/34	19,500	15,608
Grand Parkway Transportation Corp. Texas System Toll Revenue	5.250%	10/1/51	8,000	8,945
Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	5.000%	12/1/31	8,000	8,874
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(Methodist Hospital System) VRDO	0.010%	11/2/15	1,700	1,700
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(YMCA of the Greater Houston Area)	5.000%	6/1/38	2,500	2,647
Harris County TX Health Facilities Development Corp. Revenue (Methodist Hospital System) VRDO	0.010%	11/2/15	5,500	5,500
Harris County TX Health Facilities Development Corp. Revenue (Methodist Hospital System) VRDO	0.010%	11/2/15	6,000	6,000
Harris County TX Sports Authority Revenue	5.000% 11/15/31		500	560
Harris County TX Sports Authority Revenue	5.000% 11/15/32		500	556
Harris County TX Sports Authority Revenue	5.000% 11/15/34		1,100	1,215
Hays County TX Special Assessment Revenue	7.000%	9/15/45	4,500	4,534
Houston TX Airport System Revenue	5.000%	7/15/30	11,605	12,187
Houston TX Airport System Revenue	5.000%	7/1/32	5,000	5,470
Houston TX Airport System Revenue	5.000%	7/15/35	5,000	5,231
Houston TX Airport System Revenue	5.500%	7/1/39	5,010	5,530
Houston TX Airport System Special Facilities Revenue
(Continental Airlines Inc. Terminal Improvement Projects)	4.750%	7/1/24	7,500	8,155
Houston TX Airport System Special Facilities Revenue
(Continental Airlines Inc. Terminal Improvement Projects)	5.000%	7/1/29	23,150	24,691
Houston TX Airport System Special Facilities Revenue
(Continental Airlines Inc. Terminal Improvement Projects)	6.500%	7/15/30	4,000	4,636
Humble TX Independent School District GO	4.000%	2/15/28	10,290	11,323
Love Field Airport Modernization Corp. Texas Special Facilities Revenue
(Southwest Airlines Co. Project)	5.000%	11/1/22	2,250	2,560
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	5	6
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	15	17
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	10	12
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	205	237
Lower Colorado River Authority Texas Revenue	5.000%	5/15/30	5,000	5,590
Lower Colorado River Authority Texas Revenue	5.500%	5/15/36	10,000	11,066
Lower Colorado River Authority Texas Revenue	5.625%	5/15/39	4,765	5,337
Lower Colorado River Authority Texas Transmission Contract Revenue
(LCRA Transmission Services Corp.)	5.000%	5/15/45	9,500	10,461
Lubbock TX Independent School District GO	5.750%	2/15/19 (Prere.)	4,500	5,199
Mesquite TX Health Facilities Development Corp. Retirement Facility Revenue
(Christian Care CentersInc. Project)	5.500%	2/15/25	2,100	2,109
Mesquite TX Health Facilities Development Corp. Retirement Facility Revenue
(Christian Care CentersInc. Project)	5.625%	2/15/35	3,195	3,203
Mesquite TX Health Facilities Development Corp. Retirement Facility Revenue
(Christian Care CentersInc. Project)	5.125%	2/15/42	2,750	2,824
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Tarleton State University Project)	5.000%	4/1/35	1,500	1,565
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Tarleton State University Project)	5.000%	4/1/39	2,250	2,317
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Tarleton State University Project)	5.000%	4/1/46	3,765	3,856
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Tarleton State University Project)	5.000%	4/1/47	4,000	4,106
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Texas A&M University Project)	5.000%	7/1/35	4,200	4,380
New Hope TX Cultural Education Facilities FinanceCorp. Student Housing Revenue
(Texas A&M University Project)	5.000%	7/1/47	14,000	14,322
North Texas Tollway Authority System Revenue	6.125%	1/1/16 (Prere.)	12,000	12,121
North Texas Tollway Authority System Revenue	5.625%	1/1/18 (Prere.)	5,640	6,227

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
North Texas Tollway Authority System Revenue	5.750%	1/1/18 (Prere.)	29,000	32,094
North Texas Tollway Authority System Revenue	6.250%	2/1/23	20,000	22,961
North Texas Tollway Authority System Revenue	6.000%	1/1/28	9,040	10,367
North Texas Tollway Authority System Revenue	5.000%	1/1/30	10,000	11,386
North Texas Tollway Authority System Revenue	5.000%	1/1/30	6,250	7,034
North Texas Tollway Authority System Revenue	5.000%	9/1/30	7,000	8,127
North Texas Tollway Authority System Revenue	5.000%	1/1/32	13,020	14,407
North Texas Tollway Authority System Revenue	5.000%	1/1/33	10,000	11,234
North Texas Tollway Authority System Revenue	5.625%	1/1/33	2,505	2,712
North Texas Tollway Authority System Revenue	6.250%	1/1/39	15,480	17,557
North Texas Tollway Authority System Revenue	6.000%	9/1/41	5,000	6,050
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/20	1,180	1,364
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/24	7,675	9,194
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/25	1,000	1,211
Tarrant County TX Cultural Education Facilities Finance Corp. Retirement Facilities Revenue
(SQLC Senior Living Center Mirador Project)	7.250% 11/15/16		3,825	3,251
Tarrant County TX Cultural Education Facilities Finance Corp. Retirement Facilities Revenue
(Stayton at Museum Way Project)	8.250% 11/15/44		10,000	9,967
Texas GO	5.750%	8/1/31	390	392
Texas Municipal Gas Acquisition & Supply Corp. Revenue	0.926%	9/15/17	11,165	11,180
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/19		10,000	11,378
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/20		15,400	17,785
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/25		16,500	18,841
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/26		3,050	3,430
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250% 12/15/26		1,995	2,367
Texas Municipal Gas Acquisition & Supply Corp. Revenue	6.250% 12/15/26		14,810	17,986
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/27		3,650	4,068
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/29		3,395	3,727
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000% 12/15/32		6,480	7,097
Texas Municipal Power Agency Revenue	0.000%	9/1/16 (ETM)	280	279
Texas Municipal Power Agency Revenue	0.000%	9/1/17 (ETM)	50	49
Texas Municipal Power Agency Revenue	0.000%	9/1/17 (14)	58,610	57,563
Texas Private Activity Surface Transportation Corp. Revenue	7.500% 12/31/31		3,705	4,403
Texas Private Activity Surface Transportation Corp. Revenue	7.500%	6/30/32	20,000	24,231
Texas Private Activity Surface Transportation Corp. Revenue	7.500%	6/30/33	10,000	12,110
Texas Private Activity Surface Transportation Corp. Revenue	7.000% 12/31/38		12,500	15,479
Texas Private Activity Surface Transportation Corp. Revenue	6.875% 12/31/39		23,525	27,395
Texas Private Activity Surface Transportation Corp. Revenue	7.000%	6/30/40	800	948
Texas Private Activity Surface Transportation Corp. Revenue	6.750%	6/30/43	15,000	18,188
Texas Transportation Commission Turnpike System Revenue	5.000%	8/15/34	30,000	33,021
Texas Transportation Commission Turnpike System Revenue	5.000%	8/15/37	11,000	11,944
Westlake TX Special Assessment Revenue	6.250%	9/1/40	2,500	2,472
Westlake TX Special Assessment Revenue	6.375%	9/1/45	2,500	2,478
				826,736
Utah (0.3%)
Utah Associated Municipal Power Systems Revenue (Horse Butte Wind Project)	5.000%	9/1/29	4,475	5,045
Utah Associated Municipal Power Systems Revenue (Horse Butte Wind Project)	5.000%	9/1/30	3,700	4,149
Utah Associated Municipal Power Systems Revenue (Horse Butte Wind Project)	5.000%	9/1/31	4,685	5,232
Utah Associated Municipal Power Systems Revenue (Horse Butte Wind Project)	5.000%	9/1/32	3,500	3,898
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/35	10,460	11,870
				30,194
Vermont (0.1%)
Vermont Housing Finance Agency Revenue	4.125%	11/1/42	2,530	2,638
2 Vermont Student Assistance Corp. Education Loan Revenue	3.324%	12/3/35	10,000	10,000
				12,638
Virgin Islands (0.4%)
Virgin Islands Port Authority Marine Revenue	5.000%	9/1/29	3,500	3,870
Virgin Islands Port Authority Marine Revenue	5.000%	9/1/33	2,250	2,444
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/25	2,400	2,598
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/39	27,000	28,675
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/39	2,000	2,120
				39,707
Virginia (1.7%)
1 Alexandria VA Redevelopment & Housing Authority Multi-Family Housing Mortgage Revenue
(Portals West Apartment)	8.250%	4/1/32 (ETM)	425	558
Chesapeake VA Toll Road Revenue	0.000%	7/15/40	7,800	5,600
Chesterfield County VA Economic Development Authority Retirement Facilities Revenue
(Brandermill Woods Project)	5.125%	1/1/43	4,750	4,861
Fredericksburg VA Economic Development Authority Hospital Facilities Revenue
(Mary Washington Healthcare Obligated Group)	5.000%	6/15/29	1,425	1,583

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Fredericksburg VA Economic Development Authority Hospital Facilities Revenue
(Mary Washington Healthcare Obligated Group)	5.000%	6/15/30	2,000	2,218
Fredericksburg VA Economic Development Authority Hospital Facilities Revenue
(Mary Washington Healthcare Obligated Group)	5.000%	6/15/31	1,155	1,279
Fredericksburg VA Economic Development Authority Hospital Facilities Revenue
(Mary Washington Healthcare Obligated Group)	5.000%	6/15/33	1,000	1,097
Gloucester County NJ Industrial Development Authority Solid Waste Disposal Revenue
(Waste Management, Inc. Project) PUT	1.600%	5/1/17	4,000	4,023
Hanover County VA Economic Development Authority Residential Care Facility Revenue
(Covenant Woods)	5.000%	7/1/42	5,550	5,650
1 Newport News VA Industrial Development Authority Health System Revenue	5.330%	7/1/45	17,000	17,499
Tobacco Settlement Financing Corp. Virginia Revenue	5.200%	6/1/46	9,500	7,394
Virginia College Building Authority Educational Facilities Revenue (Marymount University Project)	5.250%	7/1/30	1,000	1,060
Virginia College Building Authority Educational Facilities Revenue (Marymount University Project)	5.000%	7/1/35	1,295	1,327
Virginia College Building Authority Educational Facilities Revenue (Marymount University Project)	5.250%	7/1/35	2,000	2,088
Virginia College Building Authority Educational Facilities Revenue (Marymount University Project)	5.000%	7/1/45	4,755	4,795
Virginia College Building Authority Educational Facilities Revenue (Marymount University Project)	5.000%	7/1/45	10,000	10,083
Virginia GO	5.000%	6/1/17	7,480	8,015
Virginia Port Authority Port Facilities Revenue	5.000%	7/1/33	2,835	3,186
Virginia Port Authority Port Facilities Revenue	5.000%	7/1/34	3,380	3,793
Virginia Port Authority Port Facilities Revenue	5.000%	7/1/36	7,045	7,868
Virginia Small Business Financing Authority Revenue (Elizabeth River Crossings Project)	5.250%	1/1/32	12,670	13,844
Virginia Small Business Financing Authority Revenue (Elizabeth River Crossings Project)	6.000%	1/1/37	15,000	17,003
Virginia Small Business Financing Authority Revenue (Elizabeth River Crossings Project)	5.500%	1/1/42	13,350	14,528
Virginia Small Business Financing Authority Revenue (Express Lanes LLC)	5.000%	7/1/34	11,500	12,114
				151,466
Washington (1.2%)
Chelan County WA Public Utility District No. 1 Consolidated System Revenue (Chelan Hydro)	5.500%	7/1/25	2,500	2,912
Chelan County WA Public Utility District No. 1 Consolidated System Revenue (Chelan Hydro)	5.500%	7/1/26	4,000	4,635
Port of Seattle WA Passenger Facility Charge Revenue	5.000%	12/1/21	5,000	5,814
Port of Seattle WA Revenue	5.000%	8/1/23	2,810	3,275
Port of Seattle WA Revenue	5.000%	9/1/25	3,000	3,445
Port of Seattle WA Revenue	5.000%	6/1/30	9,000	10,169
Port of Seattle WA Revenue	5.000%	4/1/33	2,500	2,757
Port of Seattle WA Revenue	5.000%	4/1/35	6,150	6,757
Port of Seattle WA Revenue	5.000%	4/1/40	5,000	5,426
Tobacco Settlement Authority Washington Revenue	5.250%	6/1/30	9,060	10,024
Tobacco Settlement Authority Washington Revenue	5.250%	6/1/31	5,000	5,476
Washington GO	5.000%	7/1/21	10,000	11,929
Washington Health Care Facilities Authority Revenue
(Central Washington Health Services Association)	5.000%	7/1/39	4,500	4,835
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.500%	8/15/18 (Prere.)	10,000	11,278
Washington Health Care Facilities Authority Revenue (Seattle Cancer Care Alliance)	5.000%	3/1/38	10,000	11,026
Washington Higher Education Facilities Authority Revenue (Seattle University Project)	5.250%	5/1/34	5,000	5,535
Washington Housing Finance Commission Multi-Family Housing Revenue
(Heron’s Key Obligated Group)	6.750%	7/1/35	820	844
Washington Housing Finance Commission Multi-Family Housing Revenue
(Heron’s Key Obligated Group)	7.000%	7/1/45	2,000	2,058
Washington Housing Finance Commission Multi-Family Housing Revenue
(Heron’s Key Obligated Group)	7.000%	7/1/50	2,000	2,029
				110,224
West Virginia (0.3%)
West Virginia Economic Development Authority Solid Waste Facilities Disposal Revenue
(Appalachian Power Co. - Amos Project)	5.375%	12/1/38	2,500	2,789
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.625%	9/1/32	6,000	6,624
West Virginia Hospital Finance Authority Hospital Revenue (United Health System Obligated Group)	5.375%	6/1/38	5,000	5,595
West Virginia Hospital Finance Authority Hospital Revenue (United Health System Obligated Group)	5.500%	6/1/39	400	438
West Virginia Hospital Finance Authority Hospital Revenue (United Health System Obligated Group)	5.500%	6/1/44	5,000	5,643
West Virginia Hospital Finance Authority Hospital Revenue (Valley Health System Obligated Group)	5.000%	1/1/44	2,000	2,187
West Virginia Hospital Finance Authority Hospital Revenue (Valley Health System Obligated Group)	5.000%	1/1/44	2,250	2,461
				25,737
Wisconsin (2.2%)
Platteville WI Redevelopment Authority Revenue (Platteville Real Estate)	5.000%	7/1/42	3,000	3,084
University of Wisconsin Hospitals & Clinics Authority Revenue	5.000%	4/1/26	2,410	2,828
Wisconsin GO	6.000%	5/1/27	17,000	19,729
Wisconsin GO	6.250%	5/1/37	20,200	23,546
Wisconsin Health & Educational Facilities Authority Revenue (Agnesian HealthCare Inc.)	5.500%	7/1/40	5,675	6,294
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.625%	4/15/39	10,810	12,010
Wisconsin Health & Educational Facilities Authority Revenue (Children’s Hospital of Wisconsin Inc.)	5.375%	8/15/37	5,000	5,540
Wisconsin Health & Educational Facilities Authority Revenue (Gundersen Lutheran)	5.250% 10/15/39		6,765	7,574

High-Yield Tax-Exempt Fund

Face	Market
Maturity	Amount	Value•
Coupon	Date	($000)	($000)
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/32	5,500	6,043
Wisconsin Health & Educational Facilities Authority Revenue (ProHealth Care Obligated Group)	5.000%	8/15/39	5,000	5,492
Wisconsin Health & Educational Facilities Authority Revenue (ThedaCare Inc. Obligated Group)	5.000% 12/15/34	9,300	10,358
Wisconsin Health & Educational Facilities Authority Revenue (ThedaCare Inc. Obligated Group)	5.000% 12/15/44	3,155	3,444
Wisconsin Public Finance Authority Airport Facilities Revenue (AFCO Investors II Portfolio)	5.000%	10/1/23	8,400	8,370
Wisconsin Public Finance Authority Airport Facilities Revenue (TRIPS Obligated Group)	5.000%	7/1/17	6,100	6,461
Wisconsin Public Finance Authority Airport Facilities Revenue (TRIPS Obligated Group)	5.000%	7/1/22	11,370	11,988
Wisconsin Public Finance Authority Airport Facilities Revenue (TRIPS Obligated Group)	5.250%	7/1/28	12,000	12,810
Wisconsin Public Finance Authority Airport Facilities Revenue (TRIPS Obligated Group)	5.000%	7/1/42	5,000	5,163
Wisconsin Public Finance Authority CCRC Revenue (Glenridge on Palmer Ranch Inc. Project)	8.250%	6/1/46	14,500	17,960
Wisconsin Public Finance Authority Exempt Facilities Revenue (National Gypsum Co.)	5.250%	4/1/30	10,000	10,270
Wisconsin Public Finance Authority Hospital Revenue (Renown Regional Medical Center)	5.000%	6/1/31	3,000	3,343
Wisconsin Public Finance Authority Hospital Revenue (Renown Regional Medical Center)	5.000%	6/1/32	4,745	5,263
Wisconsin Public Finance Authority Revenue (Church Home of Hartford Inc.)	5.000%	9/1/30	800	813
Wisconsin Public Finance Authority Revenue (Church Home of Hartford Inc.)	5.000%	9/1/38	4,050	4,028
Wisconsin Public Finance Authority Student Housing Revenue (Western Carolina University Project)	5.250%	7/1/47	3,250	3,372
195,783
Total Tax-Exempt Municipal Bonds (Cost $8,262,060)	8,707,071

Shares
Temporary Cash Investment (3.1%)
Money Market Fund (3.1%)
5	Vanguard Municipal Cash Management Fund (Cost $278,482)	0.019%	278,481,614	278,482
Total Investments (99.7%) (Cost $8,540,542)	8,985,553

Amount
($000)
Other Assets and Liabilities (0.3%)
Other Assets
Investment in Vanguard	818
Receivables for Investment Securities Sold	1,149
Receivables for Accrued Income	122,010
Receivables for Capital Shares Issued	12,956
Other Assets	1,044
Total Other Assets	137,977
Liabilities
Payables for Investment Securities Purchased	(89,540)
Payables for Capital Shares Redeemed	(5,373)
Payables for Distributions	(8,627)
Payables to Vanguard	(8,600)
Other Liabilities	(271)
Total Liabilities	(112,411)
Net Assets (100%)	9,011,119

High-Yield Tax-Exempt Fund

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	8,664,885
Undistributed Net Investment Income	188
Accumulated Net Realized Losses	(98,820)
Unrealized Appreciation (Depreciation)
Investment Securities	445,011
Futures Contracts	(145)
Net Assets	9,011,119

Investor Shares—Net Assets
Applicable to 144,016,987 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,613,563
Net Asset Value Per Share—Investor Shares	$11.20

Admiral Shares—Net Assets
Applicable to 660,261,177 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,397,556
Net Asset Value Per Share—Admiral Shares	$11.20

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate value of these securities was $167,445,000, representing 1.9% of net assets.
2 Adjustable-rate security.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2015.
4 Securities with a value of $1,203,000 have been segregated as initial margin for open futures contracts.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
For key to abbreviations and other references, see back cover.
See accompanying Notes, which are an integral part of the Financial Statements.

This page intentionally left blank.

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

F950 122015

Annual Report | October 31, 2015

Vanguard Tax-Exempt Bond Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Trustees Approve Advisory Arrangement.	35
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Period Ended October 31, 2015
		Taxable-			Returns
	30-Day SEC	Equivalent	Income	Capital	Since
	Yield	Yield	Returns	Returns	Inception
Vanguard Tax-Exempt Bond Index Fund
Investor Shares (Inception: 8/21/2015)	1.69%	2.99%	0.32%	0.50%	0.82%
ETF Shares (Inception: 8/21/2015)	1.77	3.13
Market Price					1.00
Net Asset Value					0.85
Admiral™ Shares (Inception: 8/25/2015)	1.77	3.13	0.33	0.60	0.93
S&P National AMT-Free Municipal Bond Index					0.83
General Municipal Funds Average					0.87

Benchmark returns are calculated from the start of the reporting period or from the earliest share class inception date.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4%.
State and local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
General Municipal Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF®
Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and
8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
Inception Through October 31, 2015

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Tax-Exempt Bond Index Fund
Investor Shares (Inception: 8/21/2015)	$10.00	$10.05	$0.032	$0.000
ETF Shares (Inception: 8/21/2015)	50.00	50.33	0.095	0.000
Admiral Shares (Inception: 8/25/2015)	19.98	20.10	0.066	0.000

1

Chairman’s Letter

Dear Shareholder,

I am pleased to present the first shareholder report for Vanguard Tax-Exempt Bond Index Fund. We launched this fund to provide an alternative to our actively managed tax-exempt funds for clients who seek a passively managed and broad-based municipal bond fund. And, for investors who prefer exchange-traded funds, the fund offers an ETF share class in addition to its Investor and Admiral share classes.

From their inception on August 21, 2015, through October 31, the fund’s Investor Shares returned 0.82%, and ETF Shares returned 0.85% based on the net asset value. (Admiral Shares, which launched on August 25, returned 0.93%.) The fund’s benchmark, the S&P National AMT-Free Municipal Bond Index, returned 0.83%, and the average return of peer funds was 0.87%.

The S&P National AMT-Free Municipal Bond Index is a broad, market-value-weighted index that offers diversified exposure to the national market of municipal bonds with maturities greater than one month. “AMT-free” means that interest income generated by the benchmark constituents is generally not subject to the U.S. federal alternative minimum tax or federal income tax. But, as with other tax-exempt funds, capital gain distributions by the fund, if any, will be taxable.

2

Because this is an index fund, we selected a benchmark that reflects a higher-quality, investment-grade universe that focuses on the more liquid portion of the market—such as general obligation bonds and essential purpose revenue bonds. To reduce credit and liquidity risks, the index excludes higher-risk revenue bonds as well as AMT bonds and bonds issued by territories, such as Puerto Rico.

Your fund’s 30-day SEC yield at the end of the period was 1.69% for Investor Shares and 1.77% for Admiral and ETF Shares.

This report includes an overview of the financial markets during the full 12 months ended October 31, followed by a brief discussion of the fund’s performance since late August.

The search for a safe haven gave bonds a bit of a boost

The broad U.S. taxable bond market returned 1.96% for the fiscal year ended October 31, benefiting from investors’ desire for safe-haven assets during periods of stock market volatility. The yield of the 10-year Treasury note ended October at 2.17%, down from 2.31% a year earlier. (Bond prices and yields move in opposite directions.) Tax-exempt bonds outperformed taxables, as the broad municipal market returned 2.87%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned about –7%, held back by the dollar’s strength against many foreign currencies. Without this currency effect, international bond returns were positive.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

CPI
Consumer Price Index	0.17%	0.93%	1.69%

3

Returns for money market funds and savings accounts continued to be constrained by the Federal Reserve’s 0%–0.25% target for short-term interest rates.

The U.S. stock market fluctuated on its way to modest returns

The broad U.S. stock market returned more than 4% for the period. Fears surfaced in late summer that slower economic growth in China would spread across the globe. A sharp drop in August erased the markets’ earlier gains, and stocks slid further in September.

In October, however, stocks staged a robust rally as the Fed kept short-term interest rates at historical lows. Central banks in Europe and Asia signaled or implemented additional stimulus measures to counter sluggish growth and low inflation. Corporate earnings, although lower than in recent years, mostly exceeded expectations.

The broad international stock market returned about –4% for U.S. investors, as the dollar’s strength weighed on local-market returns. Returns for the developed markets of the Pacific region and Europe were essentially flat. Stocks tumbled in emerging markets, where concerns about China seemed to weigh most heavily.

The fund is off to a good start in closely tracking its index

Vanguard Tax-Exempt Bond Index Fund, our first municipal bond index fund offering, provides a core building block that can be used to construct a tax-efficient portfolio.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Admiral	Peer Group
	Shares	Shares	Shares	Average
Tax-Exempt Bond Index Fund	0.20%	0.12%	0.12%	0.95%

The fund expense ratios shown are from the prospectus dated August 18, 2015, and represent estimated costs for the current fiscal year. For the period from inception through October 31, 2015, the fund’s annualized expense ratios were 0.20% for Investor Shares, 0.12% for ETF
Shares, and 0.12% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: General Municipal Funds Average.

4

It uses a representative-sampling strategy to select a group of securities—from an index of well over 10,000—that in the aggregate approximates the full index’s risk factors and other characteristics.

Indexing for bonds is generally more challenging than for stocks, in part because bonds don’t trade on exchanges as stocks do. And indexing for tax-exempt bonds can be more challenging than for taxable bonds, given the diversity and complexities of the municipal market and its often higher transaction costs.

In September, the fund’s first full month of operations, the broad tax-exempt bond market kept pace with the broad taxable market, with both returning about 0.70%. Tax-exempt bonds continued to advance in October, when the fund’s index returned nearly 0.40%; the taxable bond market was nearly flat. In both months, your fund performed in line with its benchmark.

Your fund benefits from the expertise of its advisor, Vanguard Fixed Income Group, which has decades of experience in managing both index and active taxable bond funds and active tax-exempt funds. The advisor has developed sophisticated quantitative tools that help it build a representative portfolio of bonds and uses rigorous risk management processes. The combination of tools and experience is key to helping your fund track its benchmark index. So, too, are Vanguard’s low costs—because an index incurs no expenses.

Although two-plus months is not enough time to evaluate success, we are pleased by your fund’s initial close tracking of its benchmark index. As always, however, we encourage you to evaluate results over a long-term horizon.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also

5

a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2015

6

Tax-Exempt Bond Index Fund

Fund Profile
As of October 31, 2015

Share-Class Characteristics

	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VTEBX	VTEB	VTEAX
Expense Ratio[1]	0.20%	0.12%	0.12%
30-Day SEC Yield	1.69%	1.77%	1.77%

Financial Attributes

		S&P
		National
		AMT-Free
	Fund	Muni Bond Idx
Number of Bonds	416	10,424
Yield to Maturity
(before expenses)	1.9%	2.0%
Average Coupon	4.7%	4.6%
Average Duration	5.6 years	5.5 years
Average Stated
Maturity	13.4 years	13.5 years
Short-Term Reserves	3.1%	—

Largest Area Concentrations

New York	20.2%
California	20.1
Texas	8.2
New Jersey	5.1
Massachusetts	4.8
Illinois	4.0
Florida	4.0
Pennsylvania	3.9
North Carolina	2.6
Georgia	2.5
Top Ten	75.4%
Percentage of net assets, excluding any futures contracts.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	5.7%
1 - 3 Years	11.4
3 - 5 Years	9.0
5 - 10 Years	17.1
10 - 20 Years	28.0
20 - 30 Years	24.5
Over 30 Years	4.3

Distribution by Credit Quality (% of portfolio)
AAA	23.3%
AA	56.7
A	17.7
BBB	2.1
Not Rated	0.2

Credit-quality ratings are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard
Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated August 18, 2015, and represent estimated costs for the current fiscal year. For the period from inception through October 31, 2015, the annualized expense ratios were 0.20% for Investor Shares, 0.12% for ETF Shares, and 0.12% for
Admiral Shares.

7

Tax-Exempt Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 21, 2015, Through October 31, 2015
Initial Investment of $10,000

	Total Returns
	Period Ended October 31, 2015
	Since	Final Value
	Inception	of a $10,000
	(8/21/2015)	Investment
Tax-Exempt Bond Index Fund Investor Shares	0.57%	$10,057
S&P National AMT-Free Municipal Bond Index	0.83	10,083
General Municipal Funds Average	0.87	10,087
General Municipal Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares' inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $10,000
	(8/21/2015)	Investment
Tax-Exempt Bond Index Fund
ETF Shares Net Asset Value	0.85%	$10,085
Tax-Exempt Bond Index Fund
ETF Shares Market Price	1.00	10,100
S&P National AMT-Free Municipal Bond
Index	0.83	10,083
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

8

Tax-Exempt Bond Index Fund

	Total Returns
	Period Ended October 31, 2015

	Since	Final Value
	Inception	of a $10,000
	(8/25/2015)	Investment

Tax-Exempt Bond Index Fund Admiral Shares	0.68%	$10,068
S&P National AMT-Free Municipal Bond
Index	0.93	10,093
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Period Total Returns (%): August 21, 2015, Through October 31, 2015
				S&P
				National
				AMT-Free
	Investor Shares			Muni Bond Idx
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2015	0.32%	0.50%	0.82%	0.83%

Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	Income	Capital	Total
Investor Shares	8/21/2015	0.19%	0.20%	0.39%
Fee-Adjusted Returns				0.14
ETF Shares	8/21/2015
Market Price				0.49
Net Asset Value				0.44
Admiral Shares	8/25/2015	0.20	0.35	0.55
Fee-Adjusted Returns				0.29

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

9

Tax-Exempt Bond Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (97.9%)
Alabama (0.9%)
Alabama Federal Aid Highway Finance Authority
GAN	5.000%	9/1/18	100	112
Alabama Federal Aid Highway Finance Authority
GAN	5.000%	9/1/27	150	180
Birmingham AL Airport Authority Revenue	5.500%	7/1/40 (4)	140	160
Birmingham AL Water Works Board
Water Revenue	5.000%	1/1/41	200	224
				676
Arizona (1.4%)
Arizona School Facilities Board COP	5.250%	9/1/18 (Prere.)	100	112
Arizona Water Infrastructure Finance Authority
Revenue	5.000%	10/1/23	125	154
Phoenix AZ Civic Improvement Corp. Transit
Excise Tax Revenue (Light Rail Project)	5.000%	7/1/20	200	234
Salt River Project Arizona Agricultural
Improvement & Power District Revenue	5.000%	1/1/27	100	109
Salt River Project Arizona Agricultural
Improvement & Power District Revenue	5.000%	12/1/28	125	148
Salt River Project Arizona Agricultural
Improvement & Power District Revenue	5.000%	12/1/31	120	140
Salt River Project Arizona Agricultural
Improvement & Power District Revenue	5.000%	12/1/45	125	143
				1,040
California (20.1%)
Alvord CA Unified School District GO	0.000%	8/1/41 (4)	150	50
Anaheim CA Redevelopment Agency Tax
Allocation Revenue (Merged Redevelopment
Project Area)	5.000%	2/1/31 (4)	100	107
Baldwin Park CA Unified School District GO	0.000%	8/1/42 (15)	100	22
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/18 (Prere.)	150	165
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.250%	4/1/19 (Prere.)	125	143
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	10/1/54	200	220
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	2.000%	4/1/21	250	254

10

Tax-Exempt Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/19	305	349
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22 (4)	250	276
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/19 (Prere.)	100	116
California Economic Recovery GO	5.000%	7/1/16 (Prere.)	400	413
California Educational Facilities Authority Revenue
(Stanford University)	5.000%	6/1/43	150	196
California GO	5.000%	2/1/17	125	132
California GO	5.500%	4/1/18	165	184
California GO	5.500%	4/1/19	100	115
California GO	5.000%	8/1/19	100	115
California GO	5.000%	10/1/20	160	188
California GO	5.000%	2/1/22	100	120
California GO	5.000%	2/1/23	250	299
California GO	5.000%	9/1/23	100	122
California GO	5.000%	3/1/26	100	122
California GO	5.000%	9/1/26	145	162
California GO	5.000%	10/1/26	100	121
California GO	5.000%	3/1/27	390	470
California GO	4.500%	8/1/27	105	110
California GO	4.500%	8/1/28 (11)	100	104
California GO	5.000%	10/1/29	250	274
California GO	5.000%	3/1/30	160	188
California GO	5.750%	4/1/31	250	288
California GO	5.000%	6/1/32	180	191
California GO	6.500%	4/1/33	250	296
California GO	4.250%	8/1/33 (14)	200	208
California GO	4.000%	8/1/34	275	289
California GO	5.500%	11/1/34	145	168
California GO	6.000%	4/1/35	170	198
California GO	6.000%	4/1/38	200	233
California GO	5.500%	3/1/40	145	167
California GO	5.250%	11/1/40	100	116
California GO	5.000%	4/1/42	200	224
California GO	5.000%	9/1/42	100	113
California GO	5.000%	11/1/43	350	398
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.250%	12/1/25	250	304
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/21	125	148
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/29	100	117
California Public Works Board Lease Revenue
(Various Capital Projects)	5.750%	10/1/30	200	234
California State University Systemwide Revenue	5.000%	11/1/31	150	176
California State University Systemwide Revenue	5.000%	11/1/37	250	284
Chino Basin Regional Financing Authority California
Revenue (Inland Empire Utilities Agency)	5.000%	11/1/38 (2)	200	213
Clovis CA Unified School District GO	4.000%	8/1/40	150	153
Corona-Norco CA Unified School District GO	0.000%	8/1/39 (4)	150	53
Cypress CA Elementary School District GO	0.000%	8/1/40	250	86
East Bay CA Municipal Utility District
Water System Revenue	5.000%	6/1/19	150	172

11

Tax-Exempt Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Eastern California Municipal Water District
Water & Sewer COP	5.000%	7/1/35	200	219
Los Angeles CA Community College District GO	5.000%	8/1/16 (Prere.)	100	104
Los Angeles CA Community College District GO	5.000%	8/1/29	250	296
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/35	160	183
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/39 (2)	200	213
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/44	150	170
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/44 (2)	250	266
Los Angeles CA Unified School District GO	5.500%	7/1/17 (3)	100	108
Los Angeles CA Unified School District GO	5.000%	7/1/22	200	243
Los Angeles CA Unified School District GO	4.750%	7/1/24 (3)	100	103
Los Angeles CA Unified School District GO	4.500%	1/1/28 (14)	100	106
Los Angeles CA Unified School District GO	5.200%	7/1/29	200	228
Mount San Antonio CA Community College
District GO	0.000%	8/1/43	150	105
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/16 (4)	135	140
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/27 (4)	100	111
Sacramento County CA Airport Revenue	6.000%	7/1/41	170	190
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/20 (Prere.)	100	118
San Diego CA Unified School District GO	0.000%	7/1/36	100	43
San Diego CA Unified School District GO	0.000%	7/1/42	150	76
San Diego County CA Water Authority Revenue	5.000%	5/1/18 (Prere.)	30	33
San Diego County CA Water Authority Revenue	5.000%	5/1/33 (4)	140	153
San Francisco CA City & County
(War Memorial Veterans Building Seismic
Upgrade & Improvements) COP	4.000%	4/1/45	150	150
San Francisco CA City & County International
Airport Revenue	4.900%	5/1/29	100	113
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/32	200	234
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	5.000%	1/15/50	100	105
San Marcos CA Unified School District GO	0.000%	8/1/51	100	21
San Mateo CA Union High School District GO	0.000%	9/1/41	100	74
University of California Revenue	5.000%	5/15/22	100	122
University of California Revenue	5.000%	5/15/37	100	114
University of California Revenue	5.000%	5/15/42	200	226
University of California Revenue PUT	5.000%	5/15/23	100	122
Ventura County CA Public Financing Authority
Lease Revenue	4.000%	11/1/43	115	117
Yosemite CA Community College District GO	5.000%	8/1/18 (Prere.)	100	112
				14,684
Colorado (0.7%)
Denver CO City & County Airport Revenue	5.000%	11/15/33	200	229
Denver CO City & County Airport Revenue	4.000%	11/15/43	120	123
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/29 (14)	100	61
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/37 (14)	350	127
				540

12

Tax-Exempt Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Connecticut (1.2%)
Connecticut GO	5.000%	6/15/17	200	214
Connecticut GO	5.000%	12/15/20	280	295
Connecticut GO	5.000%	10/15/22	180	214
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.000%	8/1/27	100	120
				843
District of Columbia (1.2%)
District of Columbia GO	4.750%	6/1/36 (14)	140	147
District of Columbia GO	5.000%	6/1/37	180	207
District of Columbia Income Tax Revenue	5.000%	12/1/28	100	115
District of Columbia Water & Sewer Authority
Public Utility Revenue	5.250%	10/1/40	100	117
District of Columbia Water & Sewer Authority
Public Utility Revenue	5.000%	10/1/44	145	164
Metropolitan Washington DC/VA Airports Authority
Dulles Toll Road Revenue (Dulles Metrorail &
Capital Improvement Projects)	5.000%	10/1/53	100	105
				855
Florida (4.0%)
Broward County FL School Board COP	5.000%	7/1/24	125	150
Collier County FL School Board COP	5.000%	2/15/16 (Prere.)	100	102
Duval County FL School Board COP	5.000%	7/1/17 (Prere.)	200	215
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/17	100	107
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/21	110	129
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	5.000%	7/1/16 (ETM)	100	103
Florida Municipal Power Agency Revenue	5.250%	10/1/19	100	115
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.250%	10/1/17 (Prere.)	325	354
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.375%	10/1/35	100	114
Miami-Dade County FL Building Better
Communities GO	5.625%	7/1/38	110	122
Miami-Dade County FL Expressway Authority
Toll System Revenue	5.000%	7/1/24	100	120
Miami-Dade County FL Expressway Authority
Toll System Revenue	5.000%	7/1/40	155	171
Miami-Dade County FL Transit Sales
Surtax Revenue	4.000%	7/1/42	190	192
Miami-Dade County FL Transit Sales
Surtax Revenue	5.000%	7/1/42	195	215
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/40	190	212
Palm Beach County FL Solid Waste Authority
Revenue	5.000%	10/1/31	100	116
Palm Beach County FL Water & Sewer Revenue	5.000%	10/1/16 (Prere.)	100	104
Port St. Lucie FL Utility Revenue	5.000%	9/1/35 (12)	110	120
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/19 (ETM)	130	150
				2,911

13

Tax-Exempt Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Georgia (2.5%)
Atlanta GA Water & Wastewater Revenue	6.250%	11/1/19 (Prere.)	135	163
Atlanta GA Water & Wastewater Revenue	6.250%	11/1/19 (Prere.)	110	132
Atlanta GA Water & Wastewater Revenue	5.250%	11/1/27 (4)	150	189
Atlanta GA Water & Wastewater Revenue	5.000%	11/1/40	100	114
Georgia GO	5.000%	7/1/19	165	189
Georgia GO	5.000%	7/1/24	130	144
Georgia GO	5.000%	7/1/28	150	166
Georgia Road & Tollway Authority GAN	5.000%	6/1/17	200	214
Gwinnett County GA School District GO	4.500%	10/1/17	200	215
Metropolitan Atlanta GA Rapid Transportation
Authority Georgia Sales Tax Revenue	4.500%	7/1/32 (4)	110	115
Municipal Electric Authority Georgia Revenue
(Project One)	5.250%	1/1/17	200	211
				1,852
Hawaii (0.8%)
Hawaii GO	5.000%	8/1/23	115	140
Hawaii GO	5.000%	8/1/25	245	299
Hawaii GO	5.000%	5/1/28	100	110
				549
Illinois (4.0%)
Chicago IL GO	5.500%	1/1/33	100	104
Chicago IL Metropolitan Water Reclamation
District GO	5.000%	12/1/18	100	112
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/30	200	226
Chicago IL O’Hare International Airport Revenue	5.750%	1/1/39	200	233
Chicago IL Wastewater Transmission Revenue	5.000%	1/1/39	150	158
Chicago IL Water Revenue	5.000%	11/1/32 (2)	100	101
Chicago IL Water Revenue	5.250%	11/1/38	100	103
Cook County IL GO	5.000%	11/15/26 (2)	150	153
Cook County IL GO	4.625%	11/15/29 (2)	100	102
Illinois GO	5.000%	7/1/20	125	137
Illinois GO	5.000%	7/1/21	125	137
Illinois GO	5.000%	8/1/23	105	115
Illinois GO	5.000%	5/1/35	150	155
Illinois Sales Tax Revenue	5.000%	6/15/20	100	115
Illinois Toll Highway Authority Revenue	5.000%	1/1/38	125	137
Illinois Toll Highway Authority Revenue	5.000%	1/1/40	150	166
Metropolitan Pier & Exposition Authority Illinois
Dedicated Sales Tax Revenue	0.000%	6/15/27 (4)	125	79
Metropolitan Pier & Exposition Authority Illinois
Dedicated Sales Tax Revenue	0.000%	6/15/46 (4)	115	25
Metropolitan Pier & Exposition Authority Illinois
Dedicated Sales Tax Revenue	5.500%	6/15/50	100	105
Metropolitan Pier & Exposition Authority Illinois
Dedicated Sales Tax Revenue (McCormick Place
Expansion Project)	0.000%	6/15/20 (14)	105	93
Metropolitan Pier & Exposition Authority Illinois
Dedicated Sales Tax Revenue (McCormick Place
Expansion Project)	5.000%	12/15/22	100	114
Metropolitan Pier & Exposition Authority Illinois
Dedicated Sales Tax Revenue (McCormick Place
Expansion Project)	0.000%	6/15/37 (14)	100	34

14

Tax-Exempt Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Metropolitan Pier & Exposition Authority
Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	0.000%	12/15/41	100	23
Metropolitan Pier & Exposition Authority
Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	4.250%	6/15/42	100	94
Northern Illinois Municipal Power Agency
Project Revenue (Prairie State Project)	5.000%	1/1/42 (14)	100	106
				2,927
Iowa (0.3%)
Iowa Finance Authority Revenue	5.000%	8/1/20	160	188

Kentucky (0.5%)
Kentucky Municipal Power Agency
Power System Revenue	4.000%	9/1/39 (14)	110	110
Kentucky Property & Building Commission
Revenue	5.250%	2/1/18	110	121
Kentucky Property & Building Commission
Revenue	5.000%	11/1/20	120	134
				365
Louisiana (0.9%)
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/36	150	171
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/45	140	157
Louisiana GO	5.000%	8/1/25	100	121
Louisiana Local Government Environmental
Facilities & Community Development Authority
Revenue (East Baton Rouge Sewerage
Commission Projects)	4.000%	2/1/48	100	100
Louisiana Local Government Environmental
Facilities & Community Development Authority
Revenue (LCTCS Facilities Corp. Project)	5.000%	10/1/39	100	110
				659
Maryland (2.5%)
Maryland GO	5.000%	8/1/16	250	259
Maryland GO	5.000%	3/1/18	100	110
Maryland GO	5.000%	8/1/19 (Prere.)	100	115
Maryland GO	5.000%	3/1/22 (Prere.)	250	301
Maryland GO	5.000%	3/1/24	180	218
Maryland GO	5.000%	8/1/24	200	249
Maryland GO	4.000%	8/1/27	140	156
Maryland GO	3.000%	3/1/28	150	155
Montgomery County MD GO	5.000%	7/1/21	200	240
				1,803
Massachusetts (4.8%)
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/18	425	479
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/32	560	628
Massachusetts GO	5.000%	8/1/17 (Prere.)	260	280
Massachusetts GO	5.000%	4/1/23	100	119
Massachusetts GO	5.000%	10/1/23	150	181
Massachusetts GO	5.250%	9/1/25 (4)	150	191
Massachusetts GO	4.000%	11/1/29	100	108

15

Tax-Exempt Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts GO	5.000%	7/1/33	100	118
Massachusetts GO	5.000%	3/1/34	100	111
Massachusetts GO	4.000%	5/1/39	255	262
Massachusetts GO	3.625%	10/1/39	100	99
Massachusetts Port Authority Revenue	5.000%	7/1/45	160	182
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	4.750%	8/15/32 (2)	100	106
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	10/15/41	185	212
Massachusetts Special Obligation Dedicated
Tax Revenue	5.500%	6/1/16 (4)	100	103
Massachusetts Special Obligation Dedicated
Tax Revenue	5.500%	1/1/30 (14)	125	158
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/36	175	181
				3,518
Michigan (1.9%)
Detroit MI City School District GO	5.250%	5/1/32 (4)	125	146
Kent County MI Airport Revenue
(Gerald R. Ford International Airport)	5.000%	1/1/17 (Prere.)	100	105
Lansing MI Board of Water &
Light Utility System Revenue	5.500%	7/1/41	250	295
Michigan Building Authority Revenue	5.000%	4/15/22	100	119
Michigan Finance Authority Revenue
(Unemployment Obligation Assessment)	5.000%	1/1/18	200	219
Michigan Finance Authority Revenue
(Unemployment Obligation Assessment)	5.000%	7/1/19	200	229
Michigan GO	5.250%	9/15/21 (4)	245	265
				1,378
Minnesota (0.2%)
Minnesota GO	5.000%	8/1/17	125	135

Mississippi (0.2%)
Mississippi GO	5.000%	10/1/36	150	171

Nevada (1.4%)
Clark County NV School District GO	5.500%	6/15/17	100	108
Clark County NV School District GO	5.000%	6/15/18	350	387
Clark County NV School District GO	5.000%	6/15/21 (14)	125	137
Nevada Capital Improvement & Cultural Affairs GO	5.000%	12/1/17 (Prere.)	125	136
Nevada GO	5.000%	12/1/17 (Prere.)	100	109
Nevada Unemployment Compensation Revenue	5.000%	12/1/17	100	109
				986
New Jersey (5.1%)
Garden State Preservation Trust New Jersey
Revenue (Open Space & Farmland Preservation)	5.125%	11/1/16 (4)	100	105
Garden State Preservation Trust New Jersey
Revenue (Open Space & Farmland Preservation)	5.000%	11/1/20	145	167
New Jersey Economic Development Authority
Lease Revenue (Rutgers State University)	5.000%	6/15/46	100	111
New Jersey Economic Development Authority
Revenue	5.000%	6/15/23	155	168

16

Tax-Exempt Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Economic Development Authority
Revenue (Cigarette Tax)	5.000%	6/15/17	100	105
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	9/1/16 (Prere.)	250	260
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	6/15/19	100	108
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	9/1/25	250	266
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	4.375%	6/15/27	110	110
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/29	180	187
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	6/15/40	100	102
New Jersey Educational Facilities Authority
Revenue (Kean University)	5.000%	7/1/17 (Prere.)	100	107
New Jersey Higher Education Assistance
Authority Student Loan Revenue	5.625%	6/1/30	100	110
New Jersey Transportation Trust Fund Authority
Transportation Program Revenue	5.000%	6/15/28	100	104
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	12/15/16	105	110
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/22	125	135
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.500%	12/15/22	170	189
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/28	100	51
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/29	100	48
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/31	100	42
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/32	290	305
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/32 (4)	100	43
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/36	250	259
New Jersey Turnpike Authority Revenue	5.000%	1/1/25	200	234
New Jersey Turnpike Authority Revenue	5.000%	1/1/34	200	226
New Jersey Turnpike Authority Revenue	4.000%	1/1/43	100	102
				3,754
New Mexico (0.4%)
New Mexico Finance Authority Transportation
Revenue	5.000%	6/15/17	100	107
New Mexico Severance Tax Revenue	5.000%	7/1/16	160	165
				272
New York (20.2%)
Brooklyn NY Local Development Corp. PILOT
Revenue (Barclays Center Project)	6.375%	7/15/43	150	171
Hudson Yards Infrastructure Corp.
New York Revenue	4.500%	2/15/47 (14)	125	130
Hudson Yards Infrastructure Corp.
New York Revenue	5.000%	2/15/47 (3)	180	188

17

Tax-Exempt Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hudson Yards Infrastructure Corp.
New York Revenue	5.000%	2/15/47	150	156
Long Island NY Power Authority
Electric System Revenue	5.000%	12/1/17	200	210
Long Island NY Power Authority
Electric System Revenue	5.750%	4/1/19 (Prere.)	135	157
Long Island NY Power Authority
Electric System Revenue	5.000%	9/1/26	100	114
New York City NY GO	5.000%	8/1/16	500	518
New York City NY GO	5.000%	8/1/19	195	223
New York City NY GO	5.000%	8/1/19	100	104
New York City NY GO	5.000%	8/1/25	140	169
New York City NY GO	5.000%	8/1/25	100	123
New York City NY GO	5.000%	8/1/28	375	445
New York City NY GO	5.000%	10/1/30	200	233
New York City NY Industrial Development Agency
PILOT Revenue (Yankee Stadium Project)	5.000%	3/1/46 (3)	200	204
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/29	170	194
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	4.000%	6/15/34	150	161
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/37	100	110
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	4.500%	6/15/39 (14)	115	120
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/39	200	227
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.500%	6/15/40	120	137
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.375%	6/15/43	160	186
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/47	335	370
New York City NY Sales Tax Asset Receivable
Corp. Revenue	5.000%	10/15/30	105	125
New York City NY Transitional Finance Authority
Building Aid Revenue	6.000%	7/15/33	270	304
New York City NY Transitional Finance Authority
Building Aid Revenue	5.500%	1/15/39	245	278
New York City NY Transitional Finance Authority
Building Aid Revenue	5.000%	7/15/43	175	195
New York City NY Transitional Finance Authority
Future Tax Revenue	5.000%	11/1/22	215	256
New York City NY Transitional Finance Authority
Future Tax Revenue	5.000%	11/1/25	150	186
New York City NY Transitional Finance Authority
Future Tax Revenue	5.000%	11/1/26	125	149
New York City NY Transitional Finance Authority
Future Tax Revenue	5.000%	11/1/27	100	121
New York City NY Transitional Finance Authority
Future Tax Revenue	5.000%	11/1/31	100	116
New York City NY Transitional Finance Authority
Future Tax Revenue	5.000%	8/1/34	100	116
New York City NY Transitional Finance Authority
Future Tax Revenue	5.000%	2/1/35	105	121

18

Tax-Exempt Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY Transitional Finance Authority
Future Tax Revenue	5.000%	11/1/39	100	114
New York Convention Center Development Corp.
Revenue	5.000%	11/15/40	100	113
New York Metropolitan Transportation Authority
Revenue	5.000%	11/15/21	120	142
New York Metropolitan Transportation Authority
Revenue	5.000%	11/15/27	250	299
New York Metropolitan Transportation Authority
Revenue	5.000%	11/15/29	150	174
New York Metropolitan Transportation Authority
Revenue	5.000%	11/15/31	165	173
New York Metropolitan Transportation Authority
Revenue	4.500%	11/15/38	200	211
New York Metropolitan Transportation Authority
Revenue	4.250%	11/15/39	100	106
New York Metropolitan Transportation Authority
Revenue	5.000%	11/15/45	250	278
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	0.000%	11/15/30	150	89
New York State Dormitory Authority Revenue
(New York University)	5.000%	7/1/48	190	214
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	12/15/16 (Prere.)	100	105
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	3/15/17	100	106
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	3/15/17 (Prere.)	200	212
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	3/15/18	100	110
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	3/15/21	125	148
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	12/15/29	100	118
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	3/15/34	155	178
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	2/15/37	290	330
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	3/15/41	100	114
New York State Dormitory Authority Revenue
(State University Educational Facilities)	4.000%	5/15/19	100	111
New York State Dormitory Authority
Sales Tax Revenue	5.000%	3/15/26	250	307
New York State Environmental Facilities Corp.
Revenue (State Clean Water & Drinking Water
Revolving Funds)	5.000%	6/15/21	250	277
New York State Local Government Assistance
Corp. Revenue	5.000%	4/1/20	100	110
New York State Thruway Authority Revenue	5.000%	5/1/19	350	396
New York State Thruway Authority Revenue	5.000%	1/1/31	125	144
New York State Thruway Authority Revenue
(Highway & Bridge Trust Fund)	5.000%	4/1/31	160	183
New York State Thruway Authority Revenue
(Personal Income Tax)	5.000%	3/15/23	200	235

19

Tax-Exempt Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Thruway Authority Revenue
(Personal Income Tax)	5.000%	3/15/29	340	393
New York State Thruway Authority Revenue
(Second Generation Highway &
Bridge Trust Fund)	5.000%	4/1/28	105	115
New York State Urban Development Corp.
Revenue (Personal Income Tax)	5.000%	3/15/24	260	314
New York State Urban Development Corp.
Revenue (Service Contract)	5.000%	1/1/18 (4)	100	109
Port Authority of New York &
New Jersey Revenue	5.000%	8/15/17 (Prere.)	125	135
Port Authority of New York &
New Jersey Revenue	5.000%	5/1/26	200	245
Port Authority of New York &
New Jersey Revenue	5.000%	6/1/33	255	296
Port Authority of New York &
New Jersey Revenue	5.000%	11/15/37	200	216
Port Authority of New York &
New Jersey Revenue	4.500%	9/15/39	100	110
Triborough Bridge & Tunnel Authority
New York Revenue	5.000%	1/1/25	125	148
Triborough Bridge & Tunnel Authority
New York Revenue	5.000%	1/1/28	175	204
Triborough Bridge & Tunnel Authority
New York Revenue	0.000%	11/15/29	200	124
Utility Debt Securitization Authority
New York Revenue	5.000%	6/15/18	250	257
Utility Debt Securitization Authority
New York Revenue	5.000%	12/15/34	155	181
Utility Debt Securitization Authority
New York Revenue	5.000%	12/15/37	150	175
				14,736
North Carolina (2.6%)
Charlotte NC COP	3.000%	6/1/22	200	207
North Carolina Eastern Municipal Power Agency
Power Systems Revenue	5.000%	1/1/16 (ETM)	100	101
North Carolina Eastern Municipal Power Agency
Power Systems Revenue	6.000%	1/1/22 (ETM)	140	176
North Carolina GAN	5.250%	3/1/20	125	141
North Carolina GAN PUT	4.000%	3/1/18	125	132
North Carolina GO	3.500%	5/1/16	500	508
North Carolina GO	5.000%	5/1/19	120	137
North Carolina Municipal Power Agency
No. 1 Revenue (Catawba Electric)	5.000%	1/1/30	200	221
Wake County NC GO	5.000%	3/1/22	200	242
				1,865
Ohio (1.0%)
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project) PUT	5.000%	8/15/19	150	168
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project) PUT	5.000%	8/15/20	210	240
Cleveland OH Airport System Revenue	5.000%	1/1/29	100	110
Ohio State University General Receipts Revenue	4.000%	6/1/43	145	149
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/36	100	43
				710

20

Tax-Exempt Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Oklahoma (0.1%)
Oklahoma Turnpike Authority Revenue	5.000%	1/1/17	100	105

Pennsylvania (3.9%)
Pennsylvania Economic Development Financing
Authority Unemployment Compensation Revenue	5.000%	1/1/19	390	440
Pennsylvania GO	5.000%	3/1/17	100	106
Pennsylvania GO	5.000%	5/1/17	100	107
Pennsylvania GO	5.000%	6/15/26	100	118
Pennsylvania GO	5.000%	3/15/31	200	229
Pennsylvania GO	4.000%	6/15/32	395	411
Pennsylvania Higher Educational Facilities
Authority Revenue (Temple University)	5.000%	4/1/42	100	110
Pennsylvania Public School Building Authority
Lease Revenue (School District of Philadelphia)	4.500%	6/1/32	150	154
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/37	125	139
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/38	315	349
Pennsylvania Turnpike Commission Revenue	5.300%	12/1/41	140	156
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/44	225	247
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/45	150	163
Philadelphia PA Gas Works Revenue	5.250%	8/1/40	125	139
				2,868
South Carolina (0.6%)
Greenville County SC School District GO	5.000%	12/1/27	100	104
South Carolina Public Service Authority Revenue	5.000%	12/1/49	130	141
South Carolina Public Service Authority Revenue	5.500%	12/1/54	150	168
				413
Tennessee (0.5%)
Metropolitan Government of Nashville &
Davidson County TN GO	5.000%	1/1/18 (Prere.)	335	366

Texas (8.2%)
Dallas TX Area Rapid Transit Sales Tax Revenue	5.000%	12/1/16 (Prere.)	145	152
Dallas TX Area Rapid Transit Sales Tax Revenue	5.250%	12/1/30 (2)	100	127
Dallas TX Area Rapid Transit Sales Tax Revenue	5.250%	12/1/38	150	166
Dallas TX GO	5.000%	2/15/18	100	110
Dallas TX Independent School District GO	5.000%	8/15/24	250	308
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/43	100	111
Dallas-Fort Worth TX International Airport Revenue	4.000%	11/1/45	140	143
Harris County TX Metropolitan Transit Authority
Sales & Use Tax Revenue	5.000%	11/1/36	100	116
Harris County TX Sports Authority Revenue	0.000%	11/15/43 (4)	200	55
Houston TX Community College System GO	5.000%	2/15/36	210	237
Lower Colorado River Authority Texas Revenue	5.000%	5/15/21	125	145
Lower Colorado River Authority Texas Revenue	5.625%	5/15/39	125	140
Lower Colorado River Authority Texas
Transmission Contract Revenue
(LCRA Transmission Services Corp.)	4.500%	5/15/36 (14)	100	102
North Texas Tollway Authority System Revenue	5.000%	1/1/21	105	123
North Texas Tollway Authority System Revenue	0.000%	1/1/35 (12)	100	46
North Texas Tollway Authority System Revenue	5.000%	1/1/38	150	166
North Texas Tollway Authority System Revenue	5.000%	1/1/40	200	218
North Texas Tollway Authority System Revenue	5.500%	9/1/41	220	258

21

Tax-Exempt Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Port of Houston Authority of Harris County
Texas Tax Revenue	5.000%	10/1/35	100	116
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/20	150	174
San Antonio TX Electric & Gas Systems Revenue	5.250%	2/1/24	100	124
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/32	150	177
San Antonio TX GO	5.000%	2/1/20	200	232
Tarrant Regional Water District Texas Water
Revenue	5.000%	3/1/37	115	130
Texas GO	5.000%	10/1/16	200	209
Texas GO	5.000%	4/1/20	100	116
Texas GO	5.000%	4/1/44	200	226
Texas GO	5.000%	10/1/44	245	279
Texas Municipal Power Agency Revenue	5.000%	9/1/40	110	122
Texas Transportation Commission GO	5.000%	4/1/26	100	119
Texas Transportation Commission Revenue	5.000%	4/1/17 (Prere.)	300	319
Texas Transportation Commission Revenue	5.000%	4/1/21	200	238
Texas Transportation Commission Revenue	5.000%	10/1/25	100	125
Texas Transportation Commission Revenue	5.000%	4/1/34	100	115
Texas Transportation Commission Revenue	5.000%	8/15/41	100	109
Texas Transportation Commission Turnpike
System Revenue	5.000%	8/15/42	100	108
Texas Water Development Board Revenue	5.000%	10/15/45	100	115
University of Texas System Revenue Financing
System Revenue	5.000%	8/15/25	100	125
				6,001
Utah (1.2%)
Intermountain Power Agency Utah Power Supply
Revenue	5.000%	7/1/21	200	221
Utah GO	5.000%	7/1/16	125	129
Utah GO	5.000%	7/1/21 (Prere.)	250	300
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/38	200	231
				881
Virginia (1.2%)
Fairfax County VA Public Improvement GO	5.000%	4/1/21	350	418
Virginia GO	5.000%	6/1/19	200	229
Virginia Public School Authority Revenue	5.000%	8/1/25	200	249
				896
Washington (2.0%)
Central Puget Sound WA Regional Transit
Authority Sales & Use Tax Revenue	5.000%	11/1/31	200	238
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	5.000%	7/1/16 (Prere.)	145	150
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	5.000%	7/1/30	100	117
King County WA Sewer Revenue	5.000%	1/1/45	125	139
Washington (Motor Vehicle Fuel Tax) GO	5.000%	7/1/23	100	122
Washington (Motor Vehicle Fuel Tax) GO	5.000%	7/1/29	200	237
Washington Federal Highway Grant Anticipation
Revenue (520 Corridor Program)	5.000%	9/1/21	100	118
Washington GO	5.000%	1/1/18 (Prere.)	100	109
Washington GO	5.000%	7/1/18	100	111
Washington GO	5.000%	7/1/32	100	117
				1,458

22

Tax-Exempt Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wisconsin (1.1%)
Wisconsin Annual Appropriation Revenue	5.750%	5/1/29	100	115
Wisconsin GO	5.000%	5/1/16 (14)	300	307
Wisconsin GO	5.000%	5/1/19 (2)	100	114
Wisconsin GO	6.000%	5/1/36	200	232
				768
Wyoming (0.3%)
Campbell County WY Solid Waste Facilities
Revenue(Basin Electric Power Cooperative -
Dry Fork Station Facilities)	5.750%	7/15/39	225	255
Total Tax-Exempt Municipal Bonds (Cost $71,095)				71,428

			Shares
Temporary Cash Investment (3.1%)
Money Market Fund (3.1%)
1 Vanguard Municipal Cash Management Fund
(Cost $2,258)	0.019%		2,258,043	2,258
Total Investments (101.0%) (Cost $73,353)				73,686

				Amount
				($000)
Other Assets and Liabilities (-1.0%)
Other Assets
Investment in Vanguard				6
Receivables for Accrued Income				915
Receivables for Capital Shares Issued				166
Total Other Assets				1,087
Liabilities
Payables for Investment Securities Purchased				(1,790)
Payables for Distributions				(2)
Payables to Vanguard				(3)
Other Liabilities				(19)
Total Liabilities				(1,814)
Net Assets (100%)				72,959

23

Tax-Exempt Bond Index Fund

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	72,538
Undistributed Net Investment Income	92
Accumulated Net Realized Losses	(4)
Unrealized Appreciation (Depreciation)	333
Net Assets	72,959

Investor Shares—Net Assets
Applicable to 535,666 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,384
Net Asset Value Per Share—Investor Shares	$10.05

ETF Shares—Net Assets
Applicable to 1,200,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	60,394
Net Asset Value Per Share—ETF Shares	$50.33

Admiral Shares—Net Assets
Applicable to 357,192 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,181
Net Asset Value Per Share—Admiral Shares	$20.10

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

24

Tax-Exempt Bond Index Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

25

Tax-Exempt Bond Index Fund

Statement of Operations

August 21, 2015[1] to
October 31, 2015
($000)
Investment Income
Income
Interest	238
Total Income	238
Expenses
The Vanguard Group—Note B
Management and Administrative—Investor Shares	1
Management and Administrative—ETF Shares	2
Management and Administrative—Admiral Shares	—
Marketing and Distribution—Investor Shares	—
Marketing and Distribution—ETF Shares	—
Marketing and Distribution—Admiral Shares	—
Custodian Fees	1
Auditing Fees	10
Shareholders’ Reports—Investor Shares	—
Shareholders’ Reports—ETF Shares	1
Shareholders’ Reports—Admiral Shares	—
Total Expenses	15
Net Investment Income	223
Realized Net Gain (Loss) on Investment Securities Sold	(4)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	333
Net Increase (Decrease) in Net Assets Resulting from Operations	552
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Tax-Exempt Bond Index Fund

Statement of Changes in Net Assets

August 21, 2015[1] to
October 31, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	223
Realized Net Gain (Loss)	(4)
Change in Unrealized Appreciation (Depreciation)	333
Net Increase (Decrease) in Net Assets Resulting from Operations	552
Distributions
Net Investment Income
Investor Shares	(7)
ETF Shares	(107)
Admiral Shares	(17)
Realized Capital Gain
Investor Shares	—
ETF Shares	—
Admiral Shares	—
Total Distributions	(131)
Capital Share Transactions
Investor Shares	5,377
ETF Shares	60,013
Admiral Shares	7,148
Net Increase (Decrease) from Capital Share Transactions	72,538
Total Increase (Decrease)	72,959
Net Assets
Beginning of Period	—
End of Period[2]	72,959

1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $92,000.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Tax-Exempt Bond Index Fund

Financial Highlights

Investor Shares
August 21, 2015[1] to
For a Share Outstanding Throughout the Period	October 31, 2015
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income	. 034
Net Realized and Unrealized Gain (Loss) on Investments[2]	.048
Total from Investment Operations	.082
Distributions
Dividends from Net Investment Income	(.032)
Distributions from Realized Capital Gains	—
Total Distributions	(. 032)
Net Asset Value, End of Period	$10.05

Total Return[3]	0.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5
Ratio of Total Expenses to Average Net Assets	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	1.88%[4]
Portfolio Turnover Rate	1%[5]

1 Inception.
2 Includes increase from purchase fees of $0.06.
3 Total returns do not include transaction or account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Tax-Exempt Bond Index Fund

Financial Highlights

ETF Shares
August 21, 2015[1] to
For a Share Outstanding Throughout the Period	October 31, 2015
Net Asset Value, Beginning of Period	$50.00
Investment Operations
Net Investment Income	.170
Net Realized and Unrealized Gain (Loss) on Investments	.255
Total from Investment Operations	.425
Distributions
Dividends from Net Investment Income	(.095)
Distributions from Realized Capital Gains	—
Total Distributions	(. 095)
Net Asset Value, End of Period	$50.33

Total Return	0.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$60
Ratio of Total Expenses to Average Net Assets	0.12%[2]
Ratio of Net Investment Income to Average Net Assets	1.96%[2]
Portfolio Turnover Rate	1%
1 Inception.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Tax-Exempt Bond Index Fund

Financial Highlights

Admiral Shares
August 25, 2015[1] to
For a Share Outstanding Throughout the Period	October 31, 2015
Net Asset Value, Beginning of Period	$19.98
Investment Operations
Net Investment Income	. 066
Net Realized and Unrealized Gain (Loss) on Investments	.120
Total from Investment Operations	.186
Distributions
Dividends from Net Investment Income	(.066)
Distributions from Realized Capital Gains	—
Total Distributions	(. 066)
Net Asset Value, End of Period	$20.10

Total Return[2]	0.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7
Ratio of Total Expenses to Average Net Assets	0.12%[3]
Ratio of Net Investment Income to Average Net Assets	1.96%[3]
Portfolio Turnover Rate	1% [4]

1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Tax-Exempt Bond Index Fund

Notes to Financial Statements

Vanguard Tax-Exempt Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of many municipal issuers; the issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended October 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

31

Tax-Exempt Bond Index Fund

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $6,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	71,428	—
Temporary Cash Investments	2,258	—	—
Total	2,258	71,428	—

32

Tax-Exempt Bond Index Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

For tax purposes, at October 31, 2015, the fund had $92,000 of ordinary income available for distribution. The fund had available capital losses totaling $4,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2015, the cost of investment securities for tax purposes was $73,353,000.

Net unrealized appreciation of investment securities for tax purposes was $333,000, consisting of unrealized gains of $377,000 on securities that had risen in value since their purchase and $44,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended October 31, 2015, the fund purchased $67,603,000 of investment securities and sold $529,000 of investment securities, other than temporary cash investments. Purchases and sales include $53,841,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	August 21, 2015[1] to
	October 31, 2015
	Amount	Shares
	($000)	(000)
Investor Shares
Issued [2]	5,438	542
Issued in Lieu of Cash Distributions	7	1
Redeemed	(68)	(7)
Net Increase (Decrease)—Investor Shares	5,377	536
ETF Shares
Issued	60,013	1,200
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease)—ETF Shares	60,013	1,200
Admiral Shares
Issued	7,277	363
Issued in Lieu of Cash Distributions	14	1
Redeemed	(143)	(7)
Net Increase (Decrease)—Admiral Shares	7,148	357
1 Inception.
2 Includes purchase fees for fiscal 2015 of $32,000 (fund total).

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

33

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Municipal Bond Funds and the Shareholders of Vanguard Tax-Exempt Bond Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Tax-Exempt Bond Index Fund (constituting a separate portfolio of Vanguard Municipal Bond Funds, hereafter referred to as the “Fund”) at October 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period August 18, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2015

Special 2015 tax information (unaudited) for Vanguard Tax-Exempt Bond Index Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

34

Trustees Approve Advisory Arrangement

The board of trustees approved the launch of Vanguard Tax-Exempt Bond Index Fund utilizing an internalized management structure whereby The Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group—would provide investment advisory services to the fund at cost. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board could not consider the performance of the fund because it was newly launched. However, the board determined that, in its management of other Vanguard funds, the Fixed Income Group has a track record of consistent performance and disciplined investment processes. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board considered the cost of services to be provided and concluded that the fund’s expense ratio would be below the average expense ratios charged by funds in its peer group. Information about the fund’s expense ratio appears in the Financial Statements section.

The board did not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

35

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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This material may be used in conjunction	trademarks have been licensed for use by SPDJI and
with the offering of shares of any Vanguard	sublicensed for certain purposes by Vanguard.
fund only if preceded or accompanied by	Vanguard product(s) are not sponsored, endorsed, sold
or promoted by SPDJI, Dow Jones, S&P, or their
the fund’s current prospectus.	respective affiliates and none of such parties make any
All comparative mutual fund data are from Lipper, a	representation regarding the advisability of investing in
Thomson Reuters Company, or Morningstar, Inc., unless	such product(s) nor do they have any liability for any
otherwise noted.	errors, omissions, or interruptions of the index.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q14910 122015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2015: $207,000
Fiscal Year Ended October 31, 2014: $190,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2015: $7,000,200
Fiscal Year Ended October 31, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2015: $2,899,096
Fiscal Year Ended October 31, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2015: $353,389
Fiscal Year Ended October 31, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2015: $202,313
Fiscal Year Ended October 31, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2015: $555,702
Fiscal Year Ended October 31, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MUNICIPAL BOND FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MUNICIPAL BOND FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 18, 2015
VANGUARD MUNICIPAL BOND FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.